SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Series Global ex U.S. Index Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Global ex U.S. Index Fund	(2.27)%	4.43%	3.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Global ex U.S. Index Fund on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$13,978	Fidelity® Series Global ex U.S. Index Fund
$14,220	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2020, the fund returned -2.27%, compared with a return of -2.46% for the benchmark MSCI All Country World ex US Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) Individually, the fund's biggest individual detractor was British multinational investment bank HSBC Holdings (-45%). The firm suspended its dividend in late March, partly as lower interest rates made lending less profitable. Weak profits along with heightened concern about bad debts at the company also weighed on HSBC's share price. Several stocks in the energy sector – by far the weakest performer of the 12 months – were notable detractors, as oil-price weakness and sluggish demand amid the pandemic hampered U.K.-based Royal Dutch Shell, which returned roughly -55%, and BP (-57%), as well as France's Total (-39%). Elsewhere, slumping demand for air travel weighed on the shares of Dutch aircraft manufacturer Airbus (-49%). On the positive side, Chinese e-commerce and cloud-computing company Alibaba Group (+72%) was the fund's top contributor, driven by favorable quarterly financial results announced in mid-August. Chinese entertainment conglomerate Tencent Holding (+86%) generated strong earnings and revenue growth. Another contributor was Taiwan Semiconductor, whose shares rose 58%, aided by strong customer demand for chip manufacturing services among global technology companies. Also adding value was Chinese shopping platform Meituan (+211%), which benefited from strong demand amid consumers' transition to working and shopping from home.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	15.9%
Cayman Islands	8.8%
United Kingdom	7.4%
Canada	6.4%
Switzerland	6.2%
France	5.9%
Germany	5.3%
United States of America*	4.5%
Australia	4.0%
Other	35.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	100.0

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.6
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.7
Nestle SA (Reg. S) (Switzerland, Food Products)	1.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.0
Novartis AG (Switzerland, Pharmaceuticals)	0.8
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	0.7
Toyota Motor Corp. (Japan, Automobiles)	0.6
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	0.6
12.6

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	17.4
Consumer Discretionary	14.0
Information Technology	11.4
Industrials	10.2
Health Care	9.7
Consumer Staples	8.7
Communication Services	7.4
Materials	7.2
Energy	4.3
Utilities	2.8

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 94.4%
		Shares	Value
Argentina - 0.0%
Telecom Argentina SA Class B sponsored ADR (a)		64,895	$415,977
YPF SA Class D sponsored ADR (b)		126,326	406,770

TOTAL ARGENTINA			822,747

Australia - 4.0%
Afterpay Ltd. (b)		176,557	12,021,602
AGL Energy Ltd.		502,264	4,402,110
AMP Ltd.		2,724,332	2,931,632
Ampol Ltd.		208,153	3,795,486
APA Group unit		940,783	6,935,774
Aristocrat Leisure Ltd.		478,862	9,642,715
ASX Ltd.		166,741	9,336,601
Aurizon Holdings Ltd.		1,573,797	4,173,174
Australia & New Zealand Banking Group Ltd.		2,340,388	31,058,429
BHP Billiton Ltd.		2,431,550	58,288,196
BlueScope Steel Ltd.		420,441	4,342,605
Brambles Ltd.		1,232,280	8,310,889
Cimic Group Ltd.		73,574	1,111,982
Coca-Cola Amatil Ltd.		409,931	3,583,546
Cochlear Ltd.		54,640	8,155,315
Coles Group Ltd.		1,115,178	13,931,113
Commonwealth Bank of Australia		1,455,671	70,675,080
Computershare Ltd.		429,905	3,673,929
Crown Ltd.		268,905	1,565,536
CSL Ltd.		375,150	75,951,875
DEXUS Property Group unit		906,321	5,483,283
Evolution Mining Ltd.		1,353,159	5,304,969
Fortescue Metals Group Ltd.		1,396,108	17,079,272
Goodman Group unit		1,359,586	17,597,328
Insurance Australia Group Ltd.		1,930,829	6,481,250
Lendlease Group unit		530,704	4,464,353
Macquarie Group Ltd.		279,190	24,892,571
Magellan Financial Group Ltd.		106,299	4,119,994
Medibank Private Ltd.		2,170,075	4,073,607
Mirvac Group unit		3,415,367	5,064,891
National Australia Bank Ltd.		2,637,487	34,506,198
Newcrest Mining Ltd.		669,467	13,883,065
Northern Star Resources Ltd.		613,769	6,483,798
Orica Ltd.		334,047	3,585,919
Origin Energy Ltd.		1,422,325	4,001,012
Qantas Airways Ltd.		679,409	1,998,778
QBE Insurance Group Ltd.		1,222,844	7,071,321
Ramsay Health Care Ltd.		143,190	6,273,768
realestate.com.au Ltd.		48,286	4,015,561
Rio Tinto Ltd.		307,748	20,020,199
Santos Ltd.		1,463,401	4,864,911
Scentre Group unit		4,389,405	6,477,533
SEEK Ltd.		282,437	4,270,272
Sonic Healthcare Ltd.		368,601	9,028,158
South32 Ltd.		4,080,711	5,823,101
SP AusNet		1,374,594	1,932,379
Stockland Corp. Ltd. unit		2,026,891	5,480,881
Suncorp Group Ltd.		1,006,022	5,810,070
Sydney Airport unit		1,050,619	4,028,160
Tabcorp Holdings Ltd.		1,757,919	4,061,889
Telstra Corp. Ltd.		3,386,208	6,376,864
The GPT Group unit		1,673,086	4,738,600
TPG Telecom Ltd. (b)		278,464	1,405,510
Transurban Group unit		2,268,714	21,483,997
Treasury Wine Estates Ltd.		576,951	3,719,513
Vicinity Centres unit		3,420,783	2,907,008
Washington H. Soul Pattinson & Co. Ltd.		81,743	1,455,634
Wesfarmers Ltd.		937,855	30,358,019
Westpac Banking Corp.		2,981,118	37,731,608
WiseTech Global Ltd.		122,206	2,492,448
Woodside Petroleum Ltd.		799,203	9,857,566
Woolworths Group Ltd.		1,047,286	28,172,313

TOTAL AUSTRALIA			732,765,160

Austria - 0.1%
Andritz AG		63,032	2,123,024
Erste Group Bank AG		246,864	5,054,429
OMV AG		145,131	3,329,828
Raiffeisen International Bank-Holding AG		144,603	2,078,203
Verbund AG		61,487	3,536,143
Voestalpine AG		101,349	2,815,161

TOTAL AUSTRIA			18,936,788

Bailiwick of Jersey - 0.4%
Experian PLC		749,121	27,443,223
Ferguson PLC		184,990	18,373,387
Glencore Xstrata PLC		8,282,263	16,707,286
Polymetal International PLC		189,752	3,999,317
WPP PLC		1,004,660	8,024,509

TOTAL BAILIWICK OF JERSEY			74,547,722

Belgium - 0.5%
Ageas		148,001	5,955,362
Anheuser-Busch InBev SA NV		631,080	32,643,372
Colruyt NV		47,486	2,810,578
Elia System Operator SA/NV		24,197	2,341,844
Galapagos Genomics NV (b)		36,347	4,248,498
Groupe Bruxelles Lambert SA		93,470	7,650,669
KBC Groep NV		208,249	10,266,600
Proximus		133,488	2,595,518
Sofina SA		12,557	3,261,266
Solvay SA Class A		62,616	5,082,923
Telenet Group Holding NV		33,466	1,286,214
UCB SA		105,447	10,401,909
Umicore SA		161,579	6,217,566

TOTAL BELGIUM			94,762,319

Bermuda - 0.3%
Alibaba Health Information Technology Ltd. (b)		2,734,000	7,141,374
Alibaba Pictures Group Ltd. (b)		8,860,000	1,154,286
Beijing Enterprises Water Group Ltd.		3,602,000	1,365,995
Brilliance China Automotive Holdings Ltd.		2,488,000	2,147,013
Cheung Kong Infrastructure Holdings Ltd.		606,500	2,855,498
China Gas Holdings Ltd.		2,241,000	6,865,366
China Resource Gas Group Ltd.		764,000	3,311,242
Cosco Shipping Ports Ltd.		1,318,345	770,345
Credicorp Ltd. (United States) (a)		59,119	6,779,767
Dairy Farm International Holdings Ltd.		312,445	1,176,927
GOME Electrical Appliances Holdings Ltd. (a)(b)		7,407,418	821,719
Haier Electronics Group Co. Ltd.		1,040,000	3,944,018
Hongkong Land Holdings Ltd.		985,910	3,619,430
Jardine Matheson Holdings Ltd.		181,613	8,050,115
Jardine Strategic Holdings Ltd.		184,019	3,984,409
Kerry Properties Ltd.		561,500	1,373,240
Kunlun Energy Co. Ltd.		3,408,000	2,198,001
Luye Pharma Group Ltd. (c)		1,362,000	787,070
Neo-China Group (Holdings) Ltd.		60,000	5,572
Nine Dragons Paper (Holdings) Ltd.		1,467,000	1,949,062
Shenzhen International Holdings Ltd.		1,048,216	1,627,929

TOTAL BERMUDA			61,928,378

Brazil - 0.9%
Ambev SA		3,093,630	6,566,877
Atacadao SA		386,100	1,241,479
B2W Companhia Global do Varejo (b)		180,774	2,370,435
Banco Bradesco SA		426,644	1,351,026
Banco do Brasil SA		717,200	3,724,773
Banco Santander SA (Brasil) unit		356,900	1,993,507
BB Seguridade Participacoes SA		551,300	2,275,165
BM&F BOVESPA SA		1,749,025	15,560,910
Brasil Foods SA (b)		226,200	661,497
BTG Pactual Participations Ltd. unit		192,700	2,434,798
CCR SA		987,900	1,921,412
Centrais Eletricas Brasileiras SA (Electrobras)		262,130	1,418,931
Cielo SA		943,714	554,260
Companhia Brasileira de Distribuicao Grupo Pao de Acucar		123,701	1,335,543
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)		257,500	1,907,258
Companhia Siderurgica Nacional SA (CSN)		604,600	2,164,272
Cosan SA Industria e Comercio		121,000	1,370,488
CPFL Energia SA		174,800	849,027
Drogasil SA		915,500	3,838,815
Energisa SA unit		139,600	1,021,098
ENGIE Brasil Energia SA		227,750	1,583,309
Equatorial Energia SA		771,800	2,680,744
Hapvida Participacoes e Investimentos SA (c)		167,900	1,883,551
Hypermarcas SA		291,700	1,418,352
IRB Brasil Resseguros SA		924,644	989,432
JBS SA		892,200	3,024,301
Klabin SA unit		567,200	2,346,714
Kroton Educacional SA		1,337,692	1,000,130
Localiza Rent A Car SA		512,141	5,415,996
Lojas Renner SA		661,123	4,314,966
Magazine Luiza SA		2,457,532	10,548,892
Multiplan Empreendimentos Imobiliarios SA		210,256	695,119
Natura & Co. Holding SA		730,319	5,867,550
Notre Dame Intermedica Participacoes SA		395,400	4,530,808
Petrobras Distribuidora SA		699,600	2,338,523
Petroleo Brasileiro SA - Petrobras (ON)		2,418,811	8,009,378
Porto Seguro SA		75,900	627,259
Rumo SA (b)		1,080,600	3,453,882
Sul America SA unit		223,037	1,554,431
Suzano Papel e Celulose SA (b)		632,795	5,519,635
TIM SA		650,803	1,344,037
Ultrapar Participacoes SA		621,200	1,773,326
Vale SA		2,260,586	23,854,945
Vale SA sponsored ADR (a)		789,795	8,348,133
Via Varejo SA (b)		1,035,500	3,096,782
Weg SA		701,066	9,264,953

TOTAL BRAZIL			170,046,719

Canada - 6.1%
Agnico Eagle Mines Ltd. (Canada)		201,142	15,923,176
Air Canada (b)		108,609	1,200,789
Algonquin Power & Utilities Corp.		504,703	7,652,181
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		715,617	22,038,404
AltaGas Ltd. (a)		238,119	3,018,712
ATCO Ltd. Class I (non-vtg.)		67,071	1,867,195
B2Gold Corp.		882,712	5,678,032
Bank of Montreal (a)		529,631	31,536,161
Bank of Nova Scotia		1,002,333	41,641,621
Barrick Gold Corp. (Canada)		1,471,508	39,341,826
Bausch Health Cos., Inc. (Canada) (b)		256,308	4,222,743
BCE, Inc.		134,365	5,399,611
BlackBerry Ltd. (b)		462,685	2,076,752
Brookfield Asset Management, Inc. (Canada) Class A		1,111,104	33,017,044
CAE, Inc.		217,439	3,716,195
Cameco Corp.		321,086	3,051,076
Canadian Apartment Properties (REIT) unit		75,946	2,441,468
Canadian Imperial Bank of Commerce		367,991	27,449,483
Canadian National Railway Co.		585,033	58,116,879
Canadian Natural Resources Ltd.		986,987	15,705,265
Canadian Pacific Railway Ltd.		111,411	33,293,684
Canadian Tire Ltd. Class A (non-vtg.) (a)		49,242	5,498,930
Canadian Utilities Ltd. Class A (non-vtg.) (a)		115,339	2,695,832
CCL Industries, Inc. Class B		127,620	4,866,093
Cenovus Energy, Inc. (Canada)		854,348	2,795,885
CGI Group, Inc. Class A (sub. vtg.) (b)		195,447	12,127,602
CI Financial Corp.		184,532	2,151,004
Constellation Software, Inc.		16,801	17,636,952
Cronos Group, Inc. (a)(b)		144,106	764,715
Dollarama, Inc.		244,050	8,404,274
Emera, Inc. (a)		206,873	8,252,871
Empire Co. Ltd. Class A (non-vtg.)		139,695	3,811,389
Enbridge, Inc.		1,676,859	46,203,928
Fairfax Financial Holdings Ltd. (sub. vtg.)		21,915	5,761,097
First Capital Realty, Inc. unit		85,506	758,599
First Quantum Minerals Ltd.		492,001	5,653,783
Fortis, Inc.		387,114	15,292,209
Franco-Nevada Corp.		158,111	21,550,234
George Weston Ltd.		71,157	4,990,016
Gildan Activewear, Inc.		160,568	3,326,336
Great-West Lifeco, Inc.		235,621	4,801,554
Hydro One Ltd. (c)		277,905	6,072,067
iA Financial Corp, Inc.		87,302	3,041,777
IGM Financial, Inc.		73,274	1,608,695
Imperial Oil Ltd.		216,850	2,884,172
Intact Financial Corp.		119,191	12,311,841
Inter Pipeline Ltd.		354,019	3,151,441
Keyera Corp. (a)		182,094	2,584,551
Kinross Gold Corp.		1,028,376	8,181,930
Kirkland Lake Gold Ltd.		220,764	10,058,076
Loblaw Companies Ltd.		157,650	7,847,593
Lundin Mining Corp.		547,413	3,307,569
Magna International, Inc. Class A (sub. vtg.)		234,274	11,962,516
Manulife Financial Corp.		1,615,734	21,902,091
Metro, Inc. Class A (sub. vtg.)		219,726	10,249,922
National Bank of Canada		279,777	13,427,112
Nutrien Ltd.		474,775	19,300,318
Onex Corp. (sub. vtg.)		74,516	3,221,588
Open Text Corp.		236,955	8,705,958
Pan American Silver Corp.		177,187	5,634,547
Parkland Corp.		121,658	2,971,366
Pembina Pipeline Corp.		454,177	9,507,616
Power Corp. of Canada (sub. vtg.)		458,083	8,722,935
Quebecor, Inc. Class B (sub. vtg.)		138,635	3,216,399
Restaurant Brands International, Inc.		136,132	7,073,796
Restaurant Brands International, Inc.		97,607	5,075,564
RioCan (REIT) (a)		162,233	1,751,040
Ritchie Bros. Auctioneers, Inc.		91,135	5,524,328
Rogers Communications, Inc. Class B (non-vtg.)		293,983	11,942,025
Royal Bank of Canada		1,172,780	82,005,693
Saputo, Inc.		197,851	4,815,963
Shaw Communications, Inc. Class B		371,318	6,117,564
Shopify, Inc. Class A (b)		88,754	81,821,155
Smart (REIT)		86,537	1,367,912
SSR Mining, Inc. (b)		187,310	3,466,985
Sun Life Financial, Inc.		486,302	19,349,147
Suncor Energy, Inc.		1,278,905	14,427,638
TC Energy Corp.		778,583	30,645,420
Teck Resources Ltd. Class B (sub. vtg.)		398,651	5,239,345
TELUS Corp.		360,259	6,159,799
The Toronto-Dominion Bank		1,494,118	65,919,279
Thomson Reuters Corp.		145,821	11,336,890
TMX Group Ltd.		48,098	4,673,697
Wheaton Precious Metals Corp.		373,281	17,130,076
WSP Global, Inc.		99,385	6,286,252
Yamana Gold, Inc.		793,968	4,415,899

TOTAL CANADA			1,112,149,147

Cayman Islands - 8.8%
3SBio, Inc. (b)(c)		974,500	906,307
51job, Inc. sponsored ADR (b)		24,267	1,701,117
AAC Technology Holdings, Inc.		590,000	3,108,868
Agile Property Holdings Ltd.		846,000	1,156,737
Airtac International Group		100,000	2,684,470
AK Medical Holdings Ltd. (c)		298,000	664,230
Alibaba Group Holding Ltd. sponsored ADR (b)		1,550,834	472,523,597
Anta Sports Products Ltd.		891,000	9,803,586
ASM Pacific Technology Ltd.		259,000	2,605,869
Autohome, Inc. ADR Class A (a)		51,017	4,874,674
Baidu.com, Inc. sponsored ADR (b)		227,083	30,213,393
Baozun, Inc. sponsored ADR (a)(b)		52,169	1,908,864
BeiGene Ltd. ADR (b)		33,806	10,024,155
Best, Inc. ADR (a)(b)		162,140	416,700
Bilibili, Inc. ADR (a)(b)		100,396	4,484,689
Bosideng International Holdings Ltd.		2,372,000	1,037,224
Budweiser Brewing Co. APAC Ltd. (c)		1,441,900	4,240,609
Chailease Holding Co. Ltd.		1,096,294	5,307,306
Cheung Kong Property Holdings Ltd.		2,110,616	9,773,765
China Aoyuan Group Ltd.		878,000	822,223
China Conch Venture Holdings Ltd.		1,426,000	6,336,756
China East Education Holdings Ltd. (c)		397,500	763,979
China Education Group Holdings Ltd.		573,000	951,982
China Feihe Ltd. (c)		930,000	2,108,920
China Hongqiao Group Ltd.		1,296,500	936,524
China Huishan Dairy Holdings Co. Ltd. (d)		958,000	25,950
China Liansu Group Holdings Ltd.		954,000	1,540,675
China Literature Ltd. (b)(c)		253,800	2,078,852
China Medical System Holdings Ltd.		1,041,000	1,090,348
China Mengniu Dairy Co. Ltd.		2,267,000	10,658,775
China Overseas Property Holdings Ltd.		990,000	716,401
China Resources Cement Holdings Ltd.		1,992,000	2,600,328
China Resources Land Ltd.		2,694,465	10,965,543
China State Construction International Holdings Ltd.		1,553,750	1,074,247
China Yuhua Education Corp. Ltd. (c)		864,000	683,176
CIFI Holdings Group Co. Ltd.		2,425,115	1,673,572
CK Hutchison Holdings Ltd.		2,198,616	13,244,162
Country Garden Holdings Co. Ltd.		6,301,858	7,754,882
Country Garden Services Holdings Co. Ltd.		1,136,000	7,128,849
Ctrip.com International Ltd. ADR (b)		396,174	11,393,964
Dali Foods Group Co. Ltd. (c)		1,542,000	954,737
ENN Energy Holdings Ltd.		672,800	8,500,582
Evergrande Real Estate Group Ltd.		1,471,000	2,922,077
Future Land Development Holding Ltd.		1,570,000	1,174,589
GDS Holdings Ltd. ADR (a)(b)		67,391	5,663,540
Geely Automobile Holdings Ltd.		4,807,000	9,871,324
Genscript Biotech Corp.		792,000	1,097,205
Greentown Service Group Co. Ltd.		1,476,000	1,616,413
GSX Techedu, Inc. ADR (a)(b)		62,526	4,152,977
Haidilao International Holding Ltd. (c)		636,000	4,200,348
Haitian International Holdings Ltd.		483,000	1,196,208
Hansoh Pharmaceutical Group Co. Ltd. (b)(c)		994,000	4,429,887
Hengan International Group Co. Ltd.		535,000	3,709,287
Huazhu Group Ltd. ADR (a)		134,892	5,345,770
Hutchison China Meditech Ltd. sponsored ADR (b)		57,798	1,701,573
HUYA, Inc. ADR (a)(b)		47,220	1,057,728
Innovent Biologics, Inc. (b)(c)		792,000	5,843,586
iQIYI, Inc. ADR (a)(b)		190,291	4,700,188
JD.com, Inc. sponsored ADR (b)		704,070	57,395,786
Kaisa Group Holdings Ltd.		1,735,000	805,676
KE Holdings, Inc. ADR (b)		76,350	5,325,413
Kingboard Chemical Holdings Ltd.		515,500	1,742,161
Kingboard Laminates Holdings Ltd.		846,500	1,347,412
Kingdee International Software Group Co. Ltd.		1,961,000	5,147,546
Kingsoft Corp. Ltd.		662,000	3,535,221
Koolearn Technology Holding Ltd. (b)(c)		176,000	568,694
KWG Living Group Holdings Ltd.		482,000	378,015
KWG Property Holding Ltd.		964,000	1,273,313
Lee & Man Paper Manufacturing Ltd.		1,013,000	764,405
Legend Biotech Corp. ADR (b)		245	6,338
Li Ning Co. Ltd.		1,727,000	8,910,674
Lijun International Pharmaceutical Holding Ltd.		1,168,000	637,296
Logan Property Holdings Co. Ltd.		1,005,000	1,571,183
Longfor Properties Co. Ltd. (c)		1,503,500	8,213,251
Meituan Class B (b)		2,943,690	109,431,984
Melco Crown Entertainment Ltd. sponsored ADR		176,859	2,850,967
Microport Scientific Corp.		580,000	2,038,697
Momo, Inc. ADR		135,484	2,032,260
NetEase, Inc. ADR		343,088	29,776,608
New Oriental Education & Technology Group, Inc. sponsored ADR (b)		118,737	19,043,040
NIO, Inc. sponsored ADR (a)(b)		882,818	26,996,574
Noah Holdings Ltd. sponsored ADR (b)		33,982	894,746
Pinduoduo, Inc. ADR (b)		224,949	20,240,911
Ping An Healthcare and Technology Co. Ltd. (b)(c)		419,700	5,413,738
Sands China Ltd.		1,985,200	6,952,361
Semiconductor Manufacturing International Corp. (b)		2,943,500	8,683,714
Shenzhou International Group Holdings Ltd.		677,900	11,708,586
Shimao Property Holdings Ltd.		973,000	3,432,641
Silergy Corp.		59,000	3,629,627
SINA Corp. (b)		50,459	2,162,168
Sino Biopharmaceutical Ltd.		8,891,000	8,968,413
SOHO China Ltd. (b)		1,535,000	409,861
Sunac China Holdings Ltd.		2,149,000	7,927,946
Sunny Optical Technology Group Co. Ltd.		585,400	9,680,526
TAL Education Group ADR (b)		314,807	20,922,073
Tencent Holdings Ltd.		4,732,100	361,559,195
Tencent Music Entertainment Group ADR (b)		294,603	4,383,693
Tingyi (Cayman Islands) Holding Corp.		1,586,000	2,896,841
Tongcheng-Elong Holdings Ltd. (b)		657,600	1,090,840
Topsports International Holdings Ltd. (c)		1,176,000	1,607,946
Uni-President China Holdings Ltd.		959,000	828,804
Vinda International Holdings Ltd.		270,000	713,963
Vipshop Holdings Ltd. ADR (b)		369,723	7,912,072
Want Want China Holdings Ltd.		4,328,000	2,858,350
Weibo Corp. sponsored ADR (a)(b)		50,798	2,110,657
WH Group Ltd. (c)		7,777,500	6,109,639
Wharf Real Estate Investment Co. Ltd.		1,345,000	5,161,400
Wuxi Biologics (Cayman), Inc. (b)(c)		844,000	23,580,832
Wynn Macau Ltd. (b)		1,423,600	1,964,853
Xiaomi Corp. Class B (b)(c)		8,715,200	24,786,335
Xinyi Solar Holdings Ltd.		3,396,331	6,177,139
XPeng, Inc. ADR (a)(b)		82,214	1,593,307
Yihai International Holding Ltd.		400,000	5,293,776
Yuzhou Properties Co.		1,314,604	507,019
YY, Inc. ADR		46,562	4,254,836
Zai Lab Ltd. ADR (b)		58,660	4,813,053
Zhen Ding Technology Holding Ltd.		509,230	2,153,757
Zhenro Properties Group Ltd.		1,077,000	620,985
Zhongsheng Group Holdings Ltd. Class H		471,500	3,351,132
ZTO Express, Inc. sponsored ADR		335,644	9,726,963

TOTAL CAYMAN ISLANDS			1,607,001,499

Chile - 0.1%
Aguas Andinas SA		1,811,435	470,533
Banco de Chile		40,504,531	3,127,015
Banco de Credito e Inversiones		41,602	1,301,966
Banco Santander Chile		57,541,119	2,014,274
Cencosud SA		1,264,667	1,758,072
Cencosud Shopping SA		374,920	495,498
Colbun SA		6,890,319	1,039,830
Compania Cervecerias Unidas SA		108,269	602,039
Compania de Petroleos de Chile SA (COPEC)		313,883	2,394,814
Empresa Nacional de Telecomunicaciones SA (ENTEL)		115,790	652,650
Empresas CMPC SA		912,750	1,898,090
Enel Chile SA		22,419,385	1,504,386
Enersis SA		28,385,132	3,766,086
S.A.C.I. Falabella		605,225	1,659,223

TOTAL CHILE			22,684,476

China - 3.5%
A-Living Services Co. Ltd. (H Shares) (c)		330,750	1,386,569
Accelink Technologies Co. Ltd. (A Shares)		28,600	134,457
Addsino Co. Ltd. (A Shares)		61,100	184,071
AECC Aero-Engine Control Co. Ltd. (A Shares)		44,400	118,826
Agricultural Bank of China Ltd.:
(A Shares)		1,137,100	535,624
(H Shares)		26,040,000	8,800,361
Aier Eye Hospital Group Co. Ltd. (A Shares)		183,002	1,706,555
Air China Ltd.:
(A Shares)		484,400	492,414
(H Shares)		1,052,000	678,491
Aisino Co. Ltd. (A Shares)		109,600	254,916
Aluminum Corp. of China Ltd.:
(A shares) (b)		463,800	199,399
(H Shares) (b)		3,578,000	781,510
Angel Yeast Co. Ltd. (A Shares)		41,700	329,631
Anhui Conch Cement Co. Ltd.:
(A Shares)		129,900	990,308
(H Shares)		1,102,000	6,872,841
Anhui Gujing Distillery Co. Ltd. (B Shares)		178,000	2,025,320
Anhui Kouzi Distillery Co. Ltd. (A Shares)		28,300	232,219
Apeloa Pharmaceutical Co. Ltd. A Shares		56,500	172,832
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)		11,400	468,386
Autobio Diagnostics Co. Ltd.		12,900	336,567
AVIC Aircraft Co. Ltd. (A Shares)		142,600	517,185
AVIC Aviation Engine Corp. PLC (A Shares)		105,652	578,100
AVIC Capital Co. Ltd. (A Shares)		584,900	383,216
AVIC Electromechanical Systems Co. Ltd. (A Shares)		142,000	224,787
AVIC Jonhon OptronicTechnology Co. Ltd.		43,800	363,400
AVIC Shenyang Aircraft Co. Ltd. (A Shares)		56,100	435,277
AviChina Industry & Technology Co. Ltd. (H Shares)		1,899,000	977,363
BAIC BluePark New Energy Technology Co. Ltd. (A Shares) (b)		140,200	139,589
Baic Motor Corp. Ltd. (H Shares) (c)		1,269,000	468,151
Bank Communications Co. Ltd.:
(A Shares)		753,200	510,225
(H Shares)		9,290,200	4,565,709
Bank of Beijing Co. Ltd. (A Shares)		909,300	635,143
Bank of Chengdu Co. Ltd. (A Shares)		202,100	313,099
Bank of China Ltd.:
(A Shares)		1,564,300	743,923
(H Shares)		66,198,024	20,909,396
Bank of Hangzhou Co. Ltd. (A Shares)		292,631	568,074
Bank of Jiangsu Co. Ltd. (A Shares)		550,200	494,664
Bank of Nanjing Co. Ltd. (A Shares)		590,500	676,056
Bank of Ningbo Co. Ltd. (A Shares)		284,300	1,446,164
Bank of Shanghai Co. Ltd. (A Shares)		572,500	672,386
Baoshan Iron & Steel Co. Ltd. (A Shares)		815,800	652,214
BBMG Corp. (A Shares)		477,800	215,360
Beijing Capital Development Co. Ltd. (A Shares)		182,900	168,948
Beijing Capital International Airport Co. Ltd. (H Shares)		1,914,000	1,167,781
Beijing Dabeinong Technology Group Co. Ltd. (A Shares)		167,500	208,062
Beijing E-Hualu Information Technology Co. Ltd. (A Shares)		21,200	100,821
Beijing Enlight Media Co. Ltd. (A Shares)		123,900	225,445
Beijing Kunlun Tech Co. Ltd. (A Shares)		43,900	161,526
Beijing New Building Materials PLC (A Shares)		77,400	400,587
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)		101,100	562,025
Beijing Originwater Technology Co. Ltd. (A Shares)		167,400	194,562
Beijing Shiji Information Technology Co. Ltd. (A Shares)		46,200	255,692
Beijing Shunxin Agriculture Co. Ltd.		31,500	259,167
Beijing Sinnet Technology Co. Ltd. (A Shares)		72,700	207,949
Beijing Thunisoft Corp. Ltd. (A Shares)		24,700	86,361
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)		67,080	346,413
Beijing Tongrentang Co. Ltd. (A Shares)		98,200	395,693
Beijing Yanjing Brewery Co. Ltd. (A Shares)		219,300	285,389
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)		356,800	297,925
Betta Pharmaceuticals Co. Ltd. (A Shares)		17,400	279,598
BGI Genomics Co. Ltd.		18,900	422,423
BOE Technology Group Co. Ltd. (A Shares)		1,521,900	1,079,195
Bohai Leasing Co. Ltd. (A shares) (b)		349,496	132,966
BTG Hotels Group Co. Ltd.		49,900	129,445
By-Health Co. Ltd. (A Shares)		80,300	310,950
BYD Co. Ltd.:
(A Shares)		22,300	532,661
(H Shares)		606,000	12,250,179
C&S Paper Co. Ltd. (A Shares)		50,900	154,245
Caitong Securities Co. Ltd.		209,200	402,921
Cansino Biologics, Inc. (H Shares) (b)(c)		45,200	879,804
Centre Testing International Group Co. Ltd. (A Shares)		21,800	88,005
CGN Power Co. Ltd. (H Shares) (c)		8,313,000	1,780,017
Chacha Food Co. Ltd. (A Shares)		19,900	177,024
Changchun High & New Technology Industry Group, Inc. (A Shares)		19,000	1,065,878
Changjiang Securities Co. Ltd. (A Shares)		247,700	279,429
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)		9,900	240,605
Chaozhou Three-Circle Group Co. (A Shares)		93,100	432,749
Chengdu Kanghong Pharmaceutical Group Co. Ltd. (A Shares)		36,700	233,341
Chengdu Xingrong Environment Co. Ltd. (A Shares)		208,000	154,934
China Aerospace Times Electronics Co. Ltd. (A Shares)		111,500	110,441
China Avionics Systems Co. Ltd. (A Shares)		57,200	137,743
China Cinda Asset Management Co. Ltd. (H Shares)		8,857,000	1,656,582
China CITIC Bank Corp. Ltd.:
(A Shares)		308,300	232,865
(H Shares)		7,199,293	2,925,221
China Communications Construction Co. Ltd.:
(A Shares)		293,200	324,831
(H Shares)		3,841,000	2,006,585
China Communications Services Corp. Ltd. (H Shares)		2,166,000	1,257,272
China Construction Bank Corp.:
(A Shares)		1,574,400	1,481,213
(H Shares)		78,116,649	53,831,224
China Eastern Airlines Corp. Ltd.:
(A Shares)		729,400	501,530
(H Shares)		822,000	326,573
China Enterprise Co. Ltd. (A Shares)		214,400	125,813
China Everbright Bank Co. Ltd.:
(A Shares)		1,635,600	959,062
(H Shares)		3,694,000	1,276,997
China Film Co. Ltd. (A Shares)		50,000	94,735
China Fortune Land Development Co. Ltd. (A Shares)		202,930	428,144
China Galaxy Securities Co. Ltd. (H Shares)		3,675,000	2,009,932
China Gezhouba Group Co. Ltd. (A Shares)		243,700	253,839
China Great Wall Securities Co. Ltd. (A Shares)		70,700	131,265
China Greatwall Technology Group Co. Ltd. (A Shares)		152,400	346,163
China Huarong Asset Management Co. Ltd. (c)		7,613,000	795,425
China International Capital Corp. Ltd. (H Shares) (b)(c)		1,102,400	2,565,275
China International Travel Service Corp. Ltd. (A Shares)		87,400	2,608,396
China Jushi Co. Ltd. (A Shares)		167,800	350,752
China Life Insurance Co. Ltd.		112,700	778,470
China Life Insurance Co. Ltd. (H Shares)		6,260,000	13,658,854
China Longyuan Power Grid Corp. Ltd. (H Shares)		2,636,000	1,802,103
China Meheco Co. Ltd. (A Shares)		25,600	57,684
China Merchants Bank Co. Ltd.:
(A Shares)		442,700	2,637,399
(H Shares)		3,859,191	20,061,322
China Merchants Energy Shipping Co. Ltd. (A Shares)		290,900	251,834
China Merchants Property Operation & Service Co. Ltd. (A Shares)		52,600	200,531
China Merchants Securities Co. Ltd. (A Shares) (b)		324,300	1,004,582
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)		307,700	648,424
China Minsheng Banking Corp. Ltd.:
(A Shares)		1,905,200	1,504,517
(H Shares)		5,257,832	2,875,615
China Molybdenum Co. Ltd.:
(A Shares)		384,300	227,777
(H Shares)		3,885,000	1,408,172
China National Accord Medicines Corp. Ltd. (A Shares)		16,900	125,823
China National Building Materials Co. Ltd. (H Shares)		3,100,000	3,554,853
China National Chemical Engineering Co. Ltd. (A Shares)		327,100	259,381
China National Medicines Corp. Ltd. (A Shares)		40,000	256,829
China National Nuclear Power Co. Ltd. (A Shares)		808,100	536,183
China National Software & Service Co. Ltd. (A Shares)		24,200	254,642
China Northern Rare Earth Group High-Tech Co. Ltd. (b)		167,000	252,349
China Oilfield Services Ltd. (H Shares)		1,262,000	758,584
China Pacific Insurance (Group) Co. Ltd.		109,600	524,034
China Pacific Insurance (Group) Co. Ltd. (H Shares)		2,665,000	8,301,806
China Petroleum & Chemical Corp.:
(A Shares)		425,000	248,041
(H Shares)		21,367,800	8,343,508
China Railway Construction Corp. Ltd.:
(A Shares)		612,400	764,202
(H Shares)		2,307,500	1,559,665
China Railway Group Ltd.:
(A Shares)		127,200	102,264
(H Shares)		5,501,000	2,526,096
China Railway Signal & Communications Corp. (H Shares) (c)		1,151,000	378,594
China Reinsurance Group Corp. (H Shares)		4,120,000	393,267
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)		60,700	246,082
China Shenhua Energy Co. Ltd.:
(A Shares)		31,000	77,269
(H Shares)		3,294,000	5,693,596
China Shipbuilding Industry Co. (A Shares) (b)		1,070,500	666,636
China Shipping Development Co. Ltd.:
(A Shares)		293,500	288,818
(H Shares)		618,000	243,134
China South Publishing & Media Group Co. Ltd. (A Shares)		134,474	211,157
China Southern Airlines Ltd.:
(A Shares) (b)		411,800	339,748
(H Shares) (b)		1,300,000	679,136
China Spacesat Co. Ltd. (A Shares)		45,800	215,208
China State Construction Engineering Corp. Ltd. (A Shares)		1,870,840	1,431,774
China Telecom Corp. Ltd. (H Shares)		10,790,000	3,396,014
China Tower Corp. Ltd. (H Shares) (c)		37,046,000	5,782,091
China TransInfo Technology Co. Ltd. (A Shares)		69,600	231,449
China United Network Communications Ltd. (A Shares)		1,157,100	826,611
China Vanke Co. Ltd.:
(A Shares)		407,200	1,681,068
(H Shares)		1,533,000	4,745,824
China Yangtze Power Co. Ltd. (A Shares)		952,000	2,703,765
Chinese Universe Publishing and Media Group Co. Ltd. (A Shares)		56,000	97,015
Chongqing Brewery Co. Ltd. (A Shares)		21,000	335,736
Chongqing Changan Automobile Co. Ltd. (A Shares) (b)		166,900	413,483
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)		42,300	264,569
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)		2,117,000	843,796
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)		70,800	1,697,698
CITIC Securities Co. Ltd.:
(A Shares)		52,700	226,306
(H Shares)		2,813,500	6,067,942
Contemporary Amperex Technology Co. Ltd.		103,200	3,794,378
COSCO Shipping Development Co. Ltd. (H Shares)		957,000	106,162
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares) (b)		369,900	362,437
(H Shares) (b)		2,061,000	1,315,956
CRRC Corp. Ltd.:
(A Shares)		474,100	382,539
(H Shares)		5,661,800	2,190,958
CSC Financial Co. Ltd. (A Shares)		126,500	812,807
Da An Gene Co. Ltd. of Sun Yat-Sen University (A Shares)		39,600	224,191
Daqin Railway Co. Ltd. (A Shares)		729,000	699,018
Dawning Information Industry Co. Ltd. (A Shares)		60,480	324,087
DHC Software Co. Ltd. (A Shares)		149,900	205,137
Dong E-E-Jiao Co. Ltd. (A Shares)		53,400	306,031
Dongfang Electric Corp. Ltd. (A Shares)		139,524	221,544
Dongfeng Motor Group Co. Ltd. (H Shares)		2,548,000	1,791,242
Dongxing Securities Co. Ltd. (A Shares)		195,900	358,337
East Money Information Co. Ltd. (A Shares)		385,740	1,352,931
Eve Energy Co. Ltd. (A shares)		85,729	684,369
Everbright Securities Co. Ltd. (A Shares)		198,200	534,823
Fangda Carbon New Material Co. Ltd. (A Shares)		224,487	211,067
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)		58,500	206,680
Financial Street Holdings Co. Ltd. (A Shares)		177,500	177,233
First Capital Securities Co. Ltd. (A Shares)		169,200	251,829
Focus Media Information Technology Co. Ltd. (A Shares)		732,640	1,025,777
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)		120,480	2,886,755
Founder Securities Co. Ltd. (A Shares) (b)		378,800	527,976
Foxconn Industrial Internet Co. Ltd. (A Shares)		277,694	567,973
Fujian Star-net Communication Co. Ltd. (A Shares)		17,300	62,112
Fujian Sunner Development Co. Ltd. A Shares		72,200	238,464
Fuyao Glass Industries Group Co. Ltd. (H Shares) (c)		551,600	2,337,318
G-bits Network Technology Xiamen Co. Ltd. (A Shares)		4,200	296,677
GCL System Integration Technology Co. Ltd. (b)		217,700	112,500
GD Power Development Co. Ltd. (A Shares)		1,154,400	338,567
GEM Co. Ltd. (A Shares)		174,900	126,062
Gemdale Corp. (A Shares)		203,200	406,372
GF Securities Co. Ltd.:
(A Shares)		70,600	162,944
(H Shares)		1,769,600	2,280,336
Giant Network Group Co. Ltd. (A Shares)		72,500	206,074
Gigadevice Semiconductor Beijing, Inc. (A Shares)		19,860	577,952
Glodon Co. Ltd. (A Shares)		46,100	491,368
GoerTek, Inc. (A Shares)		151,600	1,030,052
Grandjoy Holdings Group Co. Ltd.		183,300	125,222
Great Wall Motor Co. Ltd. (H Shares)		2,500,000	4,043,857
Gree Electric Appliances, Inc. of Zhuhai (A Shares)		142,700	1,252,456
Greenland Holdings Corp. Ltd. (A Shares)		497,600	461,667
GRG Banking Equipment Co. Ltd. (A Shares)		127,700	221,237
Guangdong Haid Group Co. Ltd. (A Shares)		66,500	613,134
Guangdong HEC Technology Holding Co. Ltd. (A Shares) (b)		129,700	110,564
Guangdong Hongda Blasting Co. Ltd. (A Shares)		27,200	194,794
Guangdong LY Intelligent Manufacturing Co. Ltd. (A Shares)		275,100	537,778
Guanghui Energy Co. Ltd. (A Shares) (b)		376,500	162,395
Guangzhou Automobile Group Co. Ltd.		12,200	24,540
Guangzhou Automobile Group Co. Ltd. (H Shares)		2,419,526	2,481,165
Guangzhou Baiyun International Airport Co. Ltd. (A Shares)		94,600	177,865
Guangzhou Baiyunshan Pharma Health (A Shares)		79,500	363,524
Guangzhou Haige Communications Group (A Shares)		113,500	190,233
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)		19,900	314,141
Guangzhou R&F Properties Co. Ltd. (H Shares)		1,317,600	1,668,988
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)		25,700	395,494
Guangzhou Wondfo Biotech Co. Ltd. (A Shares)		13,200	150,419
Guocheng Mining Co. Ltd. (A Shares) (b)		32,900	51,947
Guosen Securities Co. Ltd. (A Shares)		180,900	361,941
Guotai Junan Securities Co. Ltd.:
(A Shares)		299,900	827,371
(H Shares) (c)		737,000	958,266
Guoxuan High Tech Co. Ltd. (A Shares) (b)		45,300	179,156
Guoyuan Securities Co. Ltd. (A Shares) (e)		276,900	347,595
Hafei Aviation Industry Co. Ltd. (A Shares)		35,900	269,132
Haier Smart Home Co. Ltd. (A Shares)		326,100	1,214,757
Hainan Airlines Co. Ltd. (A Shares) (b)		756,500	175,547
Haitong Securities Co. Ltd.:
(A Shares) (b)		65,000	136,786
(H Shares)		4,090,000	3,450,319
Hanergy Mobile Energy Holding (b)(d)		1,902,000	2
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)		411,700	2,770,506
Hangzhou Robam Appliances Co. Ltd. (A Shares)		60,000	328,841
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)		79,400	179,567
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)		37,500	697,311
Hefei Meiya Optoelectronic Technology, Inc. (A Shares)		34,400	217,537
Heilongjiang Agriculture Co. Ltd. (A Shares)		84,100	219,208
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)		124,800	933,963
Hengli Petrochemical Co. Ltd. (A Shares)		259,560	750,424
Hengtong Optic-electric Co. Ltd. (A Shares)		104,200	228,650
Hengyi Petrochemical Co. Ltd. (A Shares)		179,010	308,896
Hesteel Co. Ltd. (A Shares) (b)		773,200	238,436
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)		24,400	494,271
Holitech Technology Co. Ltd. (A Shares)		125,900	83,604
Hongfa Technology Co. Ltd. (A Shares)		31,600	243,473
Huaan Securities Co. Ltd. (A Shares)		154,500	184,463
Huadian Power International Corp. Ltd. (A Shares)		448,900	225,980
Huadong Medicine Co. Ltd. (A Shares)		78,960	330,005
Hualan Biological Engineer, Inc. (A Shares)		83,850	643,010
Huaneng Power International, Inc.:
(A Shares)		400,100	292,342
(H Shares)		3,246,000	1,210,054
Huatai Securities Co. Ltd.:
(A Shares)		217,500	663,980
(H Shares) (c)		1,791,800	2,893,691
HUAXI Securities Co. Ltd.		117,400	204,174
Huaxia Bank Co. Ltd. (A Shares)		695,800	630,692
Huaxin Cement Co. Ltd. (A Shares)		72,800	264,161
Huayu Automotive Systems Co. Ltd. (A Shares)		152,100	708,342
Hubei Biocause Pharmaceutical Co. Ltd. (A Shares)		191,400	142,714
Hubei Energy Group Co. Ltd. (A Shares)		381,300	226,002
Hubei Jumpcan Pharmaceutical Co. Ltd. (A Shares)		52,300	173,021
Hubei Kaile Technology Co. Ltd. (A Shares) (b)		29,500	54,691
Hunan Valin Steel Co. Ltd. (A Shares)		132,100	100,419
Hundsun Technologies, Inc. (A Shares)		51,350	716,221
iFlytek Co. Ltd. (A Shares)		106,200	605,560
Industrial & Commercial Bank of China Ltd.:
(A Shares)		1,310,600	964,237
(H Shares)		51,804,008	29,417,660
Industrial Bank Co. Ltd. (A Shares)		956,200	2,546,695
Industrial Securities Co. Ltd. (A Shares)		491,400	571,028
Inner Mongoli Yili Industries Co. Ltd. (A Shares)		288,400	1,715,757
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (b)		2,285,300	389,750
Inner Mongolia First Machinery Group Co. Ltd. (A Shares)		136,800	222,230
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)		454,000	479,521
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd. (A Shares)		366,500	141,096
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)		1,027,585	644,732
Inspur Electronic Information Industry Co. Ltd. (A Shares)		70,834	323,819
Jafron Biomedical Co. Ltd. (A Shares)		34,200	406,192
Jiangsu Changshu Rural Commercial Bank Co. Ltd.		165,700	167,955
Jiangsu Expressway Co. Ltd. (H Shares)		890,000	889,713
Jiangsu Hengli Hydraulic Co. Ltd.		49,432	560,219
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)		242,372	3,227,289
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)		54,600	424,279
Jiangsu Shagang Co. Ltd. (A Shares)		90,400	175,565
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)		69,800	1,757,397
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)		9,100	126,767
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)		42,300	195,510
Jiangsu Zhongnan Construction Group Co. Ltd. (A Shares)		180,500	244,166
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)		145,700	240,555
Jiangxi Copper Co. Ltd. (H Shares)		1,253,000	1,490,185
Jiangxi Ganfeng Lithium Co. Ltd.		51,900	474,066
Jiangxi Zhengbang Technology Co. Ltd. (A Shares)		110,100	281,973
Jilin Aodong Pharmaceutical Group Co. Ltd. (A Shares)		93,304	234,966
Jinke Properties Group Co. Ltd. (A Shares)		268,300	311,684
Jinyu Bio-Technology Co. Ltd. (A Shares)		67,900	240,748
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)		132,100	298,524
Jointown Pharmaceutical Group (A Shares) (b)		78,600	213,771
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)		35,100	330,514
Joyoung Co. Ltd. (A Shares)		26,000	137,327
Juewei Food Co. Ltd.		31,000	375,796
Juneyao Airlines Co. Ltd. (A shares)		110,600	177,315
Kweichow Moutai Co. Ltd. (A Shares)		56,300	14,082,155
Laobaixing Pharmacy Chain JSC (A Shares)		16,100	172,370
Legend Holdings Corp.:
(H Shares) (c)		417,000	561,558
rights (b)(d)		9,446	1,584
Lens Technology Co. Ltd. (A Shares)		123,700	620,344
Leo Group Co. Ltd. (A Shares)		263,900	125,314
Lepu Medical Technology Beijing Co. Ltd. (A Shares)		85,600	394,870
Leyard Optoelectronic Co. Ltd. (A Shares)		166,100	177,599
Liaoning Chengda Co. Ltd. (A Shares)		64,100	216,702
Livzon Pharmaceutical Group, Inc. (A Shares)		44,700	323,983
Lomon Billions Group Co. Ltd. (A Shares)		97,800	362,612
LONGi Green Energy Technology Co. Ltd.		172,230	1,960,441
Luenmei Quantum Co. Ltd. (A Shares)		51,600	102,087
Luxshare Precision Industry Co. Ltd. (A Shares)		310,482	2,545,988
Luzhou Laojiao Co. Ltd. (A Shares)		68,400	1,768,580
Maanshan Iron & Steel Co. Ltd. (A Shares)		460,000	177,653
Mango Excellent Media Co. Ltd. (A Shares)		80,894	898,821
Maxscend Microelectronics Co. Ltd. (A Shares)		6,300	409,077
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (b)		207,764	530,738
Metallurgical Corp. China Ltd. (A Shares)		904,300	350,933
Muyuan Foodstuff Co. Ltd. (A Shares)		166,050	1,762,952
Nanji E-Commerce Co. Ltd. (A Shares)		115,200	317,086
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.		35,230	206,818
Nanjing Securities Co. Ltd. (A Shares)		170,300	318,846
Nanyang Topsec Technologies Group, Inc. (b)		37,000	116,726
NARI Technology Co. Ltd. (A Shares)		211,400	657,683
NAURA Technology Group Co. Ltd.		21,800	559,190
NavInfo Co. Ltd. (A Shares)		84,700	180,270
New China Life Insurance Co. Ltd.		64,400	619,677
New China Life Insurance Co. Ltd. (H Shares)		765,600	3,046,599
Newland Digital Technology Co. Ltd. (A Shares)		22,000	52,125
Ningbo Joyson Electronic Corp. (A shares)		50,100	179,603
Ningbo Tuopu Group Co. Ltd. (A Shares)		43,600	249,245
Northeast Securities Co. Ltd. (A Shares)		122,300	170,934
O-film Tech Co. Ltd. (A Shares)		109,000	252,451
Oceanwide Holdings Co., Ltd. (A Shares)		290,100	178,692
Offcn Education Technology Co. A Shares		66,300	392,188
Offshore Oil Enginering Co. Ltd. (A Shares)		155,000	98,261
Oppein Home Group, Inc. (A Shares)		22,400	412,327
Orient Securities Co. Ltd. (A Shares)		349,900	563,533
Ovctek China, Inc. (A Shares)		23,550	240,398
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (b)		432,800	129,033
People's Insurance Co. of China Group Ltd.:
(A Shares)		244,300	242,678
(H Shares)		6,896,000	2,045,895
Perfect World Co. Ltd. (A Shares)		73,950	310,704
PetroChina Co. Ltd. (H Shares)		19,786,000	5,538,293
PICC Property & Casualty Co. Ltd. (H Shares)		5,580,001	3,771,584
Ping An Bank Co. Ltd. (A Shares)		892,200	2,370,328
Ping An Insurance Group Co. of China Ltd.:
(A Shares)		634,877	7,396,714
(H Shares)		4,827,500	49,914,774
Poly Developments & Holdings (A Shares)		538,000	1,238,197
Poly Property Development Co. Ltd. (H Shares)		85,400	614,131
Postal Savings Bank of China Co. Ltd.		354,400	243,793
Postal Savings Bank of China Co. Ltd. (H Shares) (c)		8,906,000	4,365,405
Power Construction Corp. of China Ltd. (A Shares)		678,739	390,542
Proya Cosmetics Co. Ltd. (A Shares)		7,600	196,758
Qihoo 360 Technology Co. Ltd. (A Shares)		186,800	442,420
Qingdao Rural Commercial Bank Corp. (A Shares)		229,500	161,646
Risesun Real Estate Development Co. Ltd. (A Shares)		266,500	280,648
Rongsheng Petrochemical Co. Ltd. (A Shares)		233,000	665,299
SAIC Motor Corp. Ltd. (A Shares)		354,800	1,229,667
Sanan Optoelectronics Co. Ltd. (A Shares)		193,100	643,464
Sangfor Technologies, Inc.		12,900	367,056
Sany Heavy Industry Co. Ltd. (A Shares)		378,700	1,473,344
SDIC Capital Co. Ltd.		140,400	294,128
SDIC Power Holdings Co. Ltd. (A Shares)		307,300	425,241
Sealand Securities Co. Ltd. (A Shares)		393,590	306,783
Seazen Holdings Co. Ltd. (A Shares)		115,800	564,106
SF Holding Co. Ltd. (A Shares)		130,300	1,615,810
SG Micro Corp. (A Shares)		6,400	260,611
Shaanxi Coal Industry Co. Ltd. (A Shares)		393,400	515,737
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)		100,770	365,663
Shandong Gold Mining Co. Ltd. (A Shares)		176,652	632,666
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)		88,000	372,782
Shandong Linglong Tyre Co. Ltd. (A Shares)		61,200	274,347
Shandong Nanshan Aluminum Co. Ltd. (A Shares)		751,200	264,316
Shandong Sinocera Functional Material Co. Ltd. (A Shares)		39,500	242,888
Shandong Sun Paper Industry JSC Ltd. (A Shares)		141,300	294,434
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)		2,004,000	3,872,289
Shanghai 2345 Network Holding Group Co. Ltd. (A Shares)		339,840	137,507
Shanghai Baosight Software Co. Ltd. (A Shares)		34,600	328,987
Shanghai Construction Group Co. Ltd. (A Shares)		537,633	244,757
Shanghai Electric Group Co. Ltd.:
(A Shares) (b)		779,100	576,327
(H Shares) (b)		902,000	255,969
Shanghai Electric Power Co. Ltd. (A Shares)		186,700	199,747
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)		45,300	369,485
(H Shares)		592,500	2,434,199
Shanghai International Airport Co. Ltd. (A Shares)		39,972	395,883
Shanghai International Port Group Co. Ltd. (A Shares)		339,700	212,581
Shanghai Jahwa United Co. Ltd. (A Shares)		38,300	236,682
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)		37,500	251,103
Shanghai Lujiazui Finance Trust Ltd. (B Shares)		1,014,843	835,728
Shanghai M&G Stationery, Inc. (A Shares)		41,300	496,687
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)		116,300	347,144
(H Shares)		522,400	808,617
Shanghai Pudong Development Bank Co. Ltd. (A Shares)		1,359,700	1,883,033
Shanghai Putailai New Energy Technology Co. Ltd.		17,500	292,460
Shanghai RAAS Blood Products Co. Ltd. (A Shares)		258,600	330,551
Shanghai Tunnel Engineering Co. Ltd.		150,800	125,970
Shanghai Yuyuan Tourist Mart Group Co. Ltd.		160,700	208,603
Shanghai Zhangjiang High Ltd. (A Shares)		93,000	263,726
Shanghaioriental Pearl Media Co. Ltd.		189,390	260,410
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)		187,000	164,798
Shanxi Meijin Energy Co. Ltd. (A Shares) (b)		160,300	143,360
Shanxi Securities Co. Ltd. (A Shares)		332,800	374,683
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)		381,000	199,690
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)		41,200	1,387,922
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)		306,280	212,421
Shenergy Co. Ltd. (A Shares)		316,871	247,424
Shengyi Technology Co. Ltd.		104,200	373,742
Shennan Circuits Co. Ltd. (A Shares)		21,440	347,009
Shenwan Hongyuan Group Co. Ltd. (A Shares)		974,400	735,730
Shenzhen Airport Co. Ltd. (A Shares)		82,900	99,131
Shenzhen Energy Group Co. Ltd. (A Shares)		351,298	285,370
Shenzhen Expressway Co. Ltd. (H Shares)		694,000	617,685
Shenzhen Goodix Technology Co. Ltd. (A Shares)		20,200	520,007
Shenzhen Hepalink Pharmaceutical Group Co. Ltd. (A Shares)		48,100	143,270
Shenzhen Inovance Technology Co. Ltd. (A Shares)		68,200	656,359
Shenzhen Kaifa Technology Co. Ltd. (A Shares)		56,800	180,727
Shenzhen Kangtai Biological Products Co. Ltd.		30,400	826,140
Shenzhen Kingdom Sci-Tech Co. Ltd. (A Shares)		23,500	62,550
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)		44,800	2,596,198
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)		415,300	407,928
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)		66,500	307,052
Shenzhen Sunway Communication Co. Ltd. (A Shares)		51,700	367,917
Shijiazhuang Baosh Electric Co. Ltd. (A Shares) (b)		146,100	59,836
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)		53,900	214,824
Siasun Robot & Automation Co. Ltd. (A Shares) (b)		71,500	143,280
Sichuan Chuantou Energy Co. Ltd. (A Shares)		269,300	405,706
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)		89,500	313,857
Sichuan Languang Development Co. Ltd. (A Shares)		184,600	136,435
Sichuan New Hope Agribusiness Co. Ltd. (A Shares)		184,100	740,555
Sichuan Swellfun Co. Ltd. (A Shares)		22,000	218,103
Sinolink Securities Co. Ltd. (A Shares)		130,500	292,775
Sinopec Engineering Group Co. Ltd. (H Shares)		1,186,500	460,673
Sinopec Shanghai Petrochemical Co. Ltd.:
(A Shares)		366,600	181,476
(H Shares)		2,256,000	416,134
Sinopharm Group Co. Ltd. (H Shares)		1,224,400	2,798,629
Sinotrans Ltd.		364,805	223,019
Songcheng Performance Development Co. Ltd. (A Shares)		109,352	271,909
Soochow Securities Co. Ltd. (A Shares)		223,250	327,383
Southwest Securities Co. Ltd. (A Shares)		265,200	200,428
Spring Airlines Co. Ltd. (A Shares)		51,900	331,131
STO Express Co. Ltd.		69,600	146,935
Suning.com Co. Ltd. (A Shares)		466,600	677,741
Sunwoda Electronic Co. Ltd. (A Shares)		59,600	249,502
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)		67,500	256,255
Suzhou Gold Mantis Consolidated Co. Ltd.		162,600	240,360
Tangshan Jidong Cement Co. Ltd. A Shares		63,000	141,671
TBEA Co. Ltd. (A Shares)		214,500	264,018
TCL Corp. (A Shares)		628,400	568,666
The Pacific Securities Co. Ltd. (A Shares) (b)		498,700	281,151
Thunder Software Technology Co. Ltd. (A Shares)		16,800	215,721
Tianfeng Securities Co. Ltd. (A Shares)		261,200	229,595
Tianjin 712 Communication & Broadcasting Co. Ltd.		32,700	210,809
Tianjin Chase Sun Pharmaceutical Co. Ltd. (A Shares)		144,200	119,068
Tianjin Zhonghuan Semiconductor Co. Ltd. (A Shares)		119,100	415,824
Tianma Microelectronics Co. Ltd. (A Shares)		100,300	214,480
Tianqi Lithium Corp. (A Shares) (b)		65,650	195,098
Tianshui Huatian Technology Co. Ltd. (A Shares)		108,600	233,837
Toly Bread Co. Ltd.		26,900	256,159
TongFu Microelectronics Co. Ltd. (A Shares) (b)		43,900	163,603
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)		126,700	272,028
Tongkun Group Co. Ltd. (A Shares)		104,500	236,980
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)		843,700	274,215
Tongwei Co. Ltd. (A Shares)		190,300	877,095
Tongyu Heavy Industry Co. Ltd. (A Shares)		33,500	116,922
Topchoice Medical Corp. (b)		13,500	455,493
Transfar Zhilian Co. Ltd.		197,838	160,575
TravelSky Technology Ltd. (H Shares)		818,000	1,717,774
Tsingtao Brewery Co. Ltd.:
(A Shares)		52,600	624,482
(H Shares)		350,000	2,891,648
Unigroup Guoxin Microelectronics Co. Ltd.		28,300	455,530
Unisplendour Corp. Ltd. (A Shares)		133,280	439,261
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)		76,000	249,123
Venustech Group, Inc. (A Shares)		41,500	192,202
Visionox Technology, Inc. (A Shares) (b)		50,400	98,376
Walvax Biotechnology Co. Ltd. (A Shares)		76,500	571,114
Wanda Film Holding Co. Ltd. (A Shares) (b)		110,000	253,328
Wangsu Science & Technology Co. Ltd. (A Shares)		146,900	171,419
Wanhua Chemical Group Co. Ltd. (A Shares)		149,600	1,760,651
Weichai Power Co. Ltd.:
(A Shares)		182,100	412,560
(H Shares)		1,689,800	3,191,057
Weifu High-Technology Group Co. Ltd. (A Shares)		63,800	245,498
Weihai Guangwei Composites Co. Ltd. (A Shares)		22,900	226,530
Wens Foodstuffs Group Co. Ltd. (A Shares)		284,520	808,104
Western Securities Co. Ltd. (A Shares)		245,300	334,628
Westone Information Industry, Inc. (A Shares)		33,900	93,797
Will Semiconductor Ltd.		25,200	747,286
Wingtech Technology Co. Ltd. (A Shares)		41,900	630,776
Winning Health Technology Group Co. Ltd. (A Shares)		105,690	281,579
Wonders Information Co. Ltd. (A Shares) (b)		47,100	153,835
Wuchan Zhongda Group Co. Ltd.		226,000	149,668
Wuhan Guide Infrared Co. Ltd. (A Shares)		61,880	313,938
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)		96,600	428,707
Wuhu Token Science Co. Ltd. (A Shares)		93,700	140,070
Wuliangye Yibin Co. Ltd. (A Shares)		174,300	6,379,969
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)		86,400	238,605
WuXi AppTec Co. Ltd.		97,580	1,650,254
WuXi AppTec Co. Ltd. (H Shares) (c)		244,112	3,888,788
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)		37,400	336,015
Wuxi Taiji Industry Co. Ltd. (A Shares)		75,700	115,386
XCMG Construction Machinery Co. Ltd. (A Shares)		402,100	322,858
Xiamen C&D, Inc. (A Shares)		136,200	170,782
Xiamen Intretech, Inc.		17,600	154,874
Xiamen Tungsten Co. Ltd. (A Shares)		23,500	47,321
Xinhu Zhongbao Co. Ltd. (A Shares)		326,900	156,935
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)		9,500	16,478
(H Shares)		793,164	1,043,570
Yango Group Co. Ltd. (A Shares)		203,800	209,530
Yantai Jereh Oilfield Services (A Shares)		42,300	169,786
Yanzhou Coal Mining Co. Ltd. (H Shares)		1,954,000	1,419,029
Yealink Network Technology Corp. Ltd.		28,650	258,869
Yifan Pharmaceutical Co. Ltd. (A Shares)		83,400	283,582
Yifeng Pharmacy Chain Co. Ltd.		23,100	352,234
Yintai Gold Co. Ltd. (A Shares)		118,580	178,378
Yonghui Superstores Co. Ltd. (A Shares)		430,500	503,445
Yonyou Network Technology Co. Ltd. (A Shares)		144,720	937,630
Youngor Group Co. Ltd. (A Shares)		302,977	323,201
Youzu Interactive Co. Ltd. (A shares)		33,400	78,615
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (b)		53,200	133,482
Yunda Holding Co. Ltd. (A Shares)		113,750	328,052
Yunnan Baiyao Group Co. Ltd. (A Shares)		65,800	1,015,019
Yunnan Energy New Material Co. Ltd.		33,400	500,123
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)		27,600	948,810
Zhaojin Mining Industry Co. Ltd. (H Shares)		777,000	997,246
Zhejiang Century Huatong Group Co. Ltd. (A Shares)		314,800	402,112
Zhejiang Chint Electric Co. Ltd. (A Shares)		100,000	438,997
Zhejiang Conba Pharmaceutical Co. Ltd. (A Shares) (b)		171,400	128,690
Zhejiang Dahua Technology Co. Ltd. (A Shares)		166,000	562,628
Zhejiang Dingli Machinery Co. Ltd. (A Shares)		20,440	278,825
Zhejiang Expressway Co. Ltd. (H Shares)		1,036,000	705,589
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)		73,480	371,681
Zhejiang Huayou Cobalt Co. Ltd. (A Shares) (b)		45,200	269,755
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)		47,400	206,006
Zhejiang Juhua Co. Ltd. (A Shares)		121,400	121,373
Zhejiang Longsheng Group Co. Ltd. (A Shares)		200,700	399,669
Zhejiang NHU Co. Ltd. (A Shares)		123,200	535,612
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)		156,780	575,204
Zhejiang Semir Garment Co. Ltd. (A Shares)		66,500	83,069
Zhejiang Supor Cookware Co. Ltd.		24,800	262,039
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)		43,800	122,701
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.		34,200	309,721
Zhengzhou Yutong Bus Co. Ltd. (A Shares)		97,600	233,711
Zheshang Securities Co. Ltd.		142,200	317,343
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (b)(c)		282,700	1,469,566
Zhongji Innolight Co. Ltd. (A Shares)		36,700	260,136
Zhongjin Gold Co. Ltd. (A Shares)		183,700	256,933
Zhongtian Financial Group Co. Ltd. (A Shares) (b)		310,500	141,610
Zhuhai Wanlida Electric Co. Ltd. (A Shares)		43,600	190,334
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		411,900	1,264,524
Zijin Mining Group Co. Ltd.:
(A Shares)		568,800	599,191
(H Shares)		5,513,000	3,989,414
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)		1,010,300	1,120,084
(H Shares)		132,400	116,645
ZTE Corp.:
(A Shares)		32,800	158,390
(H Shares)		1,063,536	2,343,140

TOTAL CHINA			629,590,147

Colombia - 0.0%
Bancolombia SA		161,351	1,021,380
Ecopetrol SA		3,741,316	1,731,290
Grupo de Inversiones Suramerica SA		166,194	863,100
Interconexion Electrica SA ESP		322,589	1,738,656

TOTAL COLOMBIA			5,354,426

Czech Republic - 0.0%
Ceske Energeticke Zavody A/S		135,990	2,569,106
Komercni Banka A/S (b)		65,989	1,336,912
MONETA Money Bank A/S (c)		392,779	889,768

TOTAL CZECH REPUBLIC			4,795,786

Denmark - 1.6%
A.P. Moller - Maersk A/S:
Series A		2,245	3,312,007
Series B		5,781	9,264,830
Ambu A/S Series B		132,168	4,006,187
Carlsberg A/S Series B		85,485	10,819,362
Christian Hansen Holding A/S		85,936	8,655,444
Coloplast A/S Series B		99,144	14,468,323
Danske Bank A/S (b)		569,595	7,570,837
DSV Panalpina A/S		175,785	28,463,310
Genmab A/S (b)		55,010	18,322,323
GN Store Nord A/S		109,384	7,866,681
H Lundbeck A/S		57,262	1,612,509
Novo Nordisk A/S Series B		1,422,847	90,728,778
Novozymes A/S Series B		177,239	10,650,422
ORSTED A/S (c)		156,480	24,835,569
Pandora A/S		81,349	6,442,250
Tryg A/S		99,649	2,764,044
Vestas Wind Systems A/S		163,291	28,014,860
William Demant Holding A/S (b)		90,076	2,836,718

TOTAL DENMARK			280,634,454

Egypt - 0.0%
Commercial International Bank SAE		1,042,886	4,055,299
Commercial International Bank SAE sponsored GDR		151,516	585,609
Eastern Tobacco Co.		767,163	584,901
Elsewedy Electric Co.		524,089	247,690

TOTAL EGYPT			5,473,499

Finland - 0.7%
Elisa Corp. (A Shares)		122,650	6,033,744
Fortum Corp.		375,969	7,071,638
Kone OYJ (B Shares)		280,481	22,324,094
Neste Oyj		349,100	18,165,964
Nokia Corp. (b)		4,725,564	15,930,816
Nordea Bank ABP (Stockholm Stock Exchange)		2,653,745	19,917,069
Orion Oyj (B Shares)		85,079	3,641,457
Sampo Oyj (A Shares)		388,530	14,661,047
Stora Enso Oyj (R Shares)		494,872	7,218,817
UPM-Kymmene Corp.		447,049	12,631,105
Wartsila Corp.		379,384	3,014,298

TOTAL FINLAND			130,610,049

France - 5.9%
Accor SA (b)		151,824	3,865,325
Aeroports de Paris SA		25,366	2,478,617
Air Liquide SA		347,332	50,767,287
Alstom SA (b)		155,300	6,938,713
Amundi SA (c)		50,666	3,322,159
Arkema SA		55,773	5,461,503
Atos Origin SA (b)		84,998	5,800,985
AXA SA		1,595,462	25,622,002
bioMerieux SA		34,478	5,131,784
BNP Paribas SA (b)		929,372	32,411,645
Bollore SA		649,257	2,325,939
Bouygues SA		191,243	6,269,882
Bureau Veritas SA		245,402	5,387,470
Capgemini SA		133,742	15,442,306
Carrefour SA		497,046	7,733,899
CNP Assurances		128,756	1,450,071
Compagnie de St. Gobain (b)		431,863	16,822,586
Covivio		40,908	2,434,583
Credit Agricole SA (b)		945,522	7,479,591
Danone SA		506,823	28,111,056
Dassault Aviation SA (b)		1,910	1,592,729
Dassault Systemes SA		109,069	18,615,838
Edenred SA		202,613	9,448,368
EDF SA (b)		23,260	270,031
EDF SA		502,594	5,834,730
Eiffage SA (b)		68,973	5,006,128
ENGIE (b)		1,515,601	18,331,028
Essilor International SA		234,248	28,973,158
Eurazeo SA (b)		28,936	1,315,660
Faurecia SA (b)		63,699	2,414,046
Gecina SA		36,887	4,579,583
Groupe Eurotunnel SA (b)		373,401	5,018,532
Hermes International SCA		25,605	23,826,870
ICADE		22,548	1,139,707
Iliad SA		12,070	2,333,516
Ingenico SA (a)		1,730	248,833
Ipsen SA		30,463	2,772,663
JCDecaux SA (b)		62,906	970,741
Kering SA		62,476	37,727,446
Klepierre SA (a)		164,461	2,082,992
L'Oreal SA (b)		23,733	7,670,162
L'Oreal SA		183,039	59,155,555
La Francaise des Jeux SAEM (c)		67,985	2,547,972
Legrand SA		219,857	16,254,464
LVMH Moet Hennessy Louis Vuitton SE		228,689	107,197,434
Michelin CGDE Series B		140,657	15,175,930
Natixis SA (b)		784,658	1,824,048
Orange SA		1,651,950	18,550,773
Orpea (b)		40,863	4,080,460
Pernod Ricard SA		175,366	28,266,817
Peugeot Citroen SA		482,071	8,663,081
Publicis Groupe SA		178,075	6,180,372
Remy Cointreau SA (a)		18,097	3,056,117
Renault SA		155,563	3,850,905
Safran SA (b)		265,861	28,043,002
Sanofi SA		931,905	84,144,867
Sartorius Stedim Biotech		22,731	8,619,823
Schneider Electric SA		454,485	55,222,888
SCOR SE		127,088	3,086,366
SEB SA		18,240	2,965,553
Societe Generale Series A		681,233	9,256,532
Sodexo SA (b)		8,142	522,490
Sodexo SA		64,815	4,159,322
SR Teleperformance SA		48,651	14,601,639
Suez Environnement SA		288,673	5,285,111
Thales SA		85,900	5,590,427
Total SA		2,038,299	61,753,785
Ubisoft Entertainment SA (b)		75,084	6,623,204
Valeo SA		187,040	5,657,204
Veolia Environnement SA		442,343	8,237,645
VINCI SA		425,778	33,630,132
Vivendi SA		670,189	19,349,478
Wendel SA		20,780	1,800,586
Worldline SA (b)(c)		183,059	13,568,027

TOTAL FRANCE			1,062,352,173

Germany - 4.9%
adidas AG		157,418	46,750,903
Allianz SE		344,240	60,562,841
BASF AG		760,668	41,652,806
Bayer AG		813,512	38,227,370
Bayerische Motoren Werke AG (BMW)		264,030	18,044,249
Beiersdorf AG		84,633	8,861,247
Brenntag AG		126,391	8,078,406
Carl Zeiss Meditec AG		33,886	4,376,705
Commerzbank AG		806,506	3,799,457
Continental AG		90,113	9,574,592
Covestro AG (c)		150,139	7,163,989
Daimler AG (Germany)		709,538	36,690,536
Delivery Hero AG (b)(c)		107,438	12,360,111
Deutsche Bank AG (b)		1,651,834	15,200,011
Deutsche Borse AG		159,479	23,467,897
Deutsche Lufthansa AG (a)(b)		222,544	1,910,718
Deutsche Post AG		834,070	36,952,042
Deutsche Telekom AG		2,755,352	41,877,897
Deutsche Wohnen AG (Bearer)		277,248	13,991,122
E.ON AG		1,871,193	19,486,929
Evonik Industries AG		175,103	4,215,310
Fraport AG Frankfurt Airport Services Worldwide (a)		38,955	1,407,345
Fresenius Medical Care AG & Co. KGaA		115,021	8,783,253
Fresenius Medical Care AG & Co. KGaA sponsored ADR (a)		113,631	4,344,113
Fresenius SE & Co. KGaA		337,885	12,529,606
GEA Group AG		124,429	4,140,257
Hannover Reuck SE		50,683	7,360,786
HeidelbergCement AG		125,040	7,153,239
Henkel AG & Co. KGaA		81,212	7,344,413
Hochtief AG		21,043	1,548,889
Infineon Technologies AG		1,034,415	28,799,338
KION Group AG		51,800	4,032,382
Knorr-Bremse AG		58,783	6,807,139
Lanxess AG		69,548	3,525,080
LEG Immobilien AG		54,181	7,321,083
Merck KGaA		107,494	15,918,276
Metro Wholesale & Food Specialist AG		161,640	1,585,099
MTU Aero Engines Holdings AG		43,589	7,439,747
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen		116,188	27,171,925
Nemetschek Se		48,151	3,482,510
Puma AG		82,868	7,242,277
RWE AG		535,944	19,842,910
SAP SE		861,741	91,934,532
Scout24 AG (c)		87,872	7,076,820
Siemens AG		631,625	74,077,141
Siemens Healthineers AG (c)		223,093	9,575,860
Symrise AG		107,285	13,225,902
TeamViewer AG (b)(c)		126,520	5,569,887
Telefonica Deutschland Holding AG		901,801	2,275,962
Thyssenkrupp AG (a)(b)		348,687	1,662,973
Uniper SE		173,513	5,185,422
United Internet AG		90,639	3,177,438
Volkswagen AG		28,990	4,510,764
Vonovia SE		420,143	26,824,497
Zalando SE (b)(c)		125,883	11,755,161

TOTAL GERMANY			897,877,164

Greece - 0.0%
Ff Group (b)(d)		7,962	11,128
Greek Organization of Football Prognostics SA		155,489	1,254,050
Hellenic Telecommunications Organization SA		208,710	2,775,906
Jumbo SA		85,228	1,191,129
Motor Oil (HELLAS) Corinth Refineries SA		52,315	487,429

TOTAL GREECE			5,719,642

Hong Kong - 2.2%
AIA Group Ltd.		9,947,200	94,669,257
Bank of East Asia Ltd.		1,055,405	1,900,478
Beijing Enterprises Holdings Ltd.		479,000	1,439,626
BOC Hong Kong (Holdings) Ltd.		3,114,000	8,636,053
BYD Electronic International Co. Ltd.		546,500	2,347,430
China Everbright International Ltd.		3,037,629	1,528,120
China Everbright Ltd.		828,000	1,091,540
China Jinmao Holdings Group Ltd.		4,712,000	2,376,513
China Merchants Holdings International Co. Ltd.		1,241,250	1,316,101
China Mobile Ltd.		5,107,000	31,237,173
China Overseas Land and Investment Ltd.		3,136,000	7,847,585
China Power International Development Ltd.		3,318,000	637,707
China Resources Beer Holdings Co. Ltd.		1,252,989	7,766,027
China Resources Pharmaceutical Group Ltd. (c)		1,171,000	584,556
China Resources Power Holdings Co. Ltd.		1,647,780	1,713,139
China Taiping Insurance Group Ltd.		1,331,065	2,001,963
China Unicom Ltd.		4,954,000	3,053,595
CITIC Pacific Ltd.		4,904,000	3,498,113
CLP Holdings Ltd.		1,320,000	12,140,084
CNOOC Ltd.		14,761,000	13,505,663
CSPC Pharmaceutical Group Ltd.		7,416,800	7,816,221
Far East Horizon Ltd.		1,723,000	1,691,329
Fosun International Ltd.		2,189,500	2,637,850
Galaxy Entertainment Group Ltd.		1,782,000	11,745,914
Guangdong Investment Ltd.		2,476,000	3,666,492
Hang Lung Properties Ltd.		1,740,000	4,224,031
Hang Seng Bank Ltd.		626,800	9,637,480
Henderson Land Development Co. Ltd.		1,178,296	4,161,838
Hong Kong & China Gas Co. Ltd.		8,376,583	12,085,761
Hong Kong Exchanges and Clearing Ltd.		991,898	47,365,449
Hua Hong Semiconductor Ltd. (b)(c)		342,000	1,255,066
Lenovo Group Ltd.		5,862,000	3,667,294
Link (REIT)		1,654,779	12,604,282
MTR Corp. Ltd.		1,189,603	5,884,718
New World Development Co. Ltd.		1,337,374	6,365,572
PCCW Ltd.		3,865,131	2,323,316
Power Assets Holdings Ltd.		1,159,500	5,960,152
Shanghai Industrial Holdings Ltd.		300,000	400,129
Shenzhen Investment Ltd.		2,219,641	675,699
Sino Land Ltd.		2,784,225	3,289,713
Sino-Ocean Group Holding Ltd.		2,128,913	406,423
Sinotruk Hong Kong Ltd.		599,000	1,526,764
SJM Holdings Ltd.		1,749,000	1,811,605
Sun Art Retail Group Ltd.		1,975,417	2,135,310
Sun Hung Kai Properties Ltd.		1,091,083	14,044,224
Swire Pacific Ltd. (A Shares)		440,500	2,008,768
Swire Properties Ltd.		1,023,200	2,738,652
Techtronic Industries Co. Ltd.		1,124,000	14,991,500
Wharf Holdings Ltd.		1,301,000	2,685,069
Winteam Pharmaceutical Group Ltd.		2,070,000	825,063
Yuexiu Property Co. Ltd.		4,972,000	962,012

TOTAL HONG KONG			390,884,419

Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.) (b)		299,458	1,451,756
OTP Bank PLC (b)		176,141	5,485,903
Richter Gedeon PLC		115,763	2,361,357

TOTAL HUNGARY			9,299,016

India - 2.4%
Adani Ports & Special Economic Zone Ltd.		425,797	2,053,130
Ambuja Cements Ltd.		659,189	2,294,117
Asian Paints Ltd.		232,498	6,893,527
Aurobindo Pharma Ltd.		232,684	2,410,496
Avenue Supermarts Ltd. (b)(c)		130,368	3,917,983
Axis Bank Ltd. (b)		1,890,572	12,457,511
Bajaj Auto Ltd.		58,475	2,264,412
Bajaj Finance Ltd.		152,677	6,770,260
Bajaj Finserv Ltd.		30,945	2,311,704
Bandhan Bank Ltd. (b)(c)		602,773	2,329,946
Berger Paints India Ltd.		167,771	1,400,837
Bharat Forge Ltd.		164,738	995,865
Bharat Petroleum Corp. Ltd.		548,283	2,605,520
Bharti Airtel Ltd.		1,029,048	5,981,163
Bharti Infratel Ltd.		247,106	614,625
Biocon Ltd. (b)		219,774	1,189,460
Bosch Ltd.		4,166	647,438
Britannia Industries Ltd.		41,806	1,946,282
Cipla Ltd.		280,999	2,842,223
Coal India Ltd.		916,567	1,402,509
Colgate-Palmolive Ltd.		47,858	973,355
Container Corp. of India Ltd.		144,720	757,786
Dabur India Ltd.		448,729	3,078,286
Divi's Laboratories Ltd.		64,576	2,720,354
DLF Ltd.		414,004	878,110
Dr. Reddy's Laboratories Ltd.		91,629	5,999,951
Eicher Motors Ltd.		113,054	3,178,596
GAIL India Ltd.		1,174,997	1,334,723
Godrej Consumer Products Ltd.		339,907	3,036,091
Grasim Industries Ltd.		254,352	2,654,520
Havells India Ltd.		226,548	2,210,514
HCL Technologies Ltd.		915,680	10,356,410
HDFC Asset Management Co. Ltd. (c)		51,543	1,554,857
HDFC Standard Life Insurance Co. Ltd. (b)(c)		551,695	4,362,280
Hero Motocorp Ltd.		79,686	2,988,517
Hindalco Industries Ltd.		1,015,379	2,328,953
Hindustan Petroleum Corp. Ltd.		454,638	1,144,773
Hindustan Unilever Ltd.		689,613	19,167,384
Housing Development Finance Corp. Ltd.		1,368,576	35,294,563
ICICI Bank Ltd. (b)		4,243,012	22,185,940
ICICI Lombard General Insurance Co. Ltd. (c)		163,083	2,702,034
ICICI Prudential Life Insurance Co. Ltd. (c)		254,025	1,373,639
Indian Oil Corp. Ltd.		1,366,693	1,458,063
Indraprastha Gas Ltd.		156,229	843,265
Info Edge India Ltd.		52,051	2,476,709
Infosys Ltd.		2,290,589	32,622,826
Infosys Ltd. sponsored ADR		533,729	7,616,313
InterGlobe Aviation Ltd. (b)(c)		64,341	1,128,849
ITC Ltd.		2,490,747	5,533,107
JSW Steel Ltd.		700,575	2,908,436
Jubilant Foodworks Ltd.		51,211	1,492,995
Larsen & Toubro Ltd.		393,593	4,902,119
LIC Housing Finance Ltd.		224,933	852,967
Lupin Ltd. (b)		181,614	2,213,914
Mahindra & Mahindra Ltd.		650,352	5,175,558
Marico Ltd.		333,044	1,594,204
Maruti Suzuki India Ltd.		103,642	9,676,673
Motherson Sumi Systems Ltd.		706,849	999,918
Nestle India Ltd.		18,010	4,143,587
NTPC Ltd.		2,030,626	2,385,160
Oil & Natural Gas Corp. Ltd.		1,884,008	1,639,683
Page Industries Ltd.		4,653	1,252,244
Petronet LNG Ltd.		441,363	1,366,735
Pidilite Industries Ltd.		110,653	2,329,380
Piramal Enterprises Ltd.		66,628	1,126,797
Power Grid Corp. of India Ltd.		1,546,266	3,546,985
Rec Ltd.		479,942	661,754
Reliance Industries Ltd.		2,358,311	64,995,571
SBI Life Insurance Co. Ltd. (b)(c)		321,772	3,318,120
Shree Cement Ltd.		7,703	2,241,161
Shriram Transport Finance Co. Ltd.		69,868	649,366
Siemens India Ltd.		52,221	887,416
State Bank of India (b)		1,480,662	3,750,049
Sun Pharmaceutical Industries Ltd.		669,188	4,177,727
Tata Consultancy Services Ltd.		747,324	26,774,041
Tata Consumer Products Ltd. (b)		350,378	2,314,313
Tata Motors Ltd. (b)		1,389,716	2,456,711
Tata Steel Ltd.		352,088	1,944,184
Tech Mahindra Ltd.		377,967	4,137,103
Titan Co. Ltd.		251,627	3,936,896
Torrent Pharmaceuticals Ltd.		37,670	1,296,612
Ultratech Cemco Ltd.		93,645	5,740,983
United Spirits Ltd. (b)		214,398	1,449,543
UPL Ltd.		409,338	2,486,082
Vedanta Ltd.		1,585,586	2,038,835
Wipro Ltd.		917,221	4,181,402
Zee Entertainment Enterprises Ltd.		647,215	1,629,471

TOTAL INDIA			433,964,471

Indonesia - 0.4%
PT ACE Hardware Indonesia Tbk		5,225,100	557,182
PT Adaro Energy Tbk		10,922,400	827,957
PT Astra International Tbk		16,972,000	6,197,718
PT Bank Central Asia Tbk		8,229,400	16,192,627
PT Bank Mandiri (Persero) Tbk		15,408,700	6,002,165
PT Bank Negara Indonesia (Persero) Tbk		6,766,589	2,152,782
PT Bank Rakyat Indonesia Tbk		46,103,800	10,436,609
PT Barito Pacific Tbk (b)		20,212,900	1,224,668
PT Charoen Pokphand Indonesia Tbk		5,657,200	2,228,654
PT Gudang Garam Tbk (b)		382,400	1,064,984
PT Hanjaya Mandala Sampoerna Tbk		7,364,000	701,676
PT Indah Kiat Pulp & Paper Tbk		2,306,600	1,412,549
PT Indocement Tunggal Prakarsa Tbk		1,085,400	896,284
PT Indofood CBP Sukses Makmur Tbk		1,955,400	1,284,465
PT Indofood Sukses Makmur Tbk		3,640,700	1,724,631
PT Kalbe Farma Tbk		16,543,600	1,716,417
PT Perusahaan Gas Negara Tbk Series B		8,101,000	581,430
PT Semen Gresik (Persero) Tbk		2,216,700	1,436,005
PT Surya Citra Media Tbk		7	1
PT Telekomunikasi Indonesia Tbk Series B		45,388,900	8,036,560
PT Unilever Indonesia Tbk		6,299,400	3,343,008
PT United Tractors Tbk		1,427,912	2,040,046
PT XL Axiata Tbk		2,726,500	372,681

TOTAL INDONESIA			70,431,099

Ireland - 0.5%
CRH PLC		402,012	14,067,112
CRH PLC sponsored ADR		244,322	8,587,918
DCC PLC (United Kingdom)		78,239	5,092,257
Flutter Entertainment PLC		61,891	10,712,020
Flutter Entertainment PLC (Ireland)		65,866	11,472,106
James Hardie Industries PLC CDI		356,705	8,660,755
Kerry Group PLC Class A		126,200	15,094,726
Kingspan Group PLC (Ireland)		124,186	10,825,797
Smurfit Kappa Group PLC		178,077	6,703,083

TOTAL IRELAND			91,215,774

Isle of Man - 0.0%
Gaming VC Holdings SA (b)		485,488	6,076,912
NEPI Rockcastle PLC		337,634	1,197,323

TOTAL ISLE OF MAN			7,274,235

Israel - 0.3%
Azrieli Group		33,349	1,572,619
Bank Hapoalim BM (Reg.)		878,364	5,146,026
Bank Leumi le-Israel BM		1,125,437	5,326,946
Check Point Software Technologies Ltd. (b)		95,220	10,813,183
CyberArk Software Ltd. (b)		33,142	3,286,029
Elbit Systems Ltd. (Israel)		20,019	2,265,306
Icl Group Ltd.		556,786	2,026,724
Israel Discount Bank Ltd. (Class A)		905,581	2,548,435
Mizrahi Tefahot Bank Ltd.		114,252	2,230,761
NICE Systems Ltd. (b)		30,371	6,946,419
Teva Pharmaceutical Industries Ltd. sponsored ADR (b)		913,461	7,965,380
Wix.com Ltd. (b)		42,962	10,625,362

TOTAL ISRAEL			60,753,190

Italy - 1.1%
Assicurazioni Generali SpA		889,688	11,926,376
Atlantia SpA (b)		401,409	6,149,976
Davide Campari Milano NV		463,470	4,838,591
DiaSorin S.p.A.		20,800	4,566,360
Enel SpA		6,680,227	53,111,179
Eni SpA		2,107,424	14,762,605
FinecoBank SpA		500,814	6,853,458
Infrastrutture Wireless Italiane SpA (c)		181,274	1,959,201
Intesa Sanpaolo SpA		13,578,010	22,540,921
Leonardo SpA		308,083	1,466,811
Mediobanca SpA		493,758	3,500,936
Moncler SpA		160,164	6,409,343
Nexi SpA (b)(c)		366,008	5,622,517
Pirelli & C. SpA (c)		305,384	1,273,282
Poste Italiane SpA (c)		404,586	3,298,408
Prysmian SpA		192,242	5,225,701
Recordati SpA		85,078	4,408,340
Snam Rete Gas SpA		1,691,056	8,252,156
Telecom Italia SpA		6,664,461	2,263,739
Telecom Italia SpA (Risparmio Shares)		4,883,346	1,776,172
Terna SpA		1,111,938	7,516,288
UniCredit SpA		1,765,539	13,161,960

TOTAL ITALY			190,884,320

Japan - 15.9%
ABC-MART, Inc.		31,700	1,607,965
ACOM Co. Ltd.		363,300	1,632,679
Advantest Corp.		162,100	9,389,313
AEON Co. Ltd. (a)		546,400	13,959,533
AEON MALL Co. Ltd.		71,920	1,121,909
Agc, Inc.		158,000	4,933,702
Air Water, Inc.		161,900	2,313,196
Aisin Seiki Co. Ltd.		131,100	3,972,079
Ajinomoto Co., Inc.		376,500	7,564,172
Alfresa Holdings Corp.		149,600	2,739,167
Amada Co. Ltd.		255,000	2,219,433
Ana Holdings, Inc. (b)		84,000	1,832,111
Aozora Bank Ltd.		87,800	1,442,469
Asahi Group Holdings		382,200	11,827,996
ASAHI INTECC Co. Ltd.		156,800	4,858,946
Asahi Kasei Corp.		1,022,500	8,860,550
Astellas Pharma, Inc.		1,544,500	21,179,637
Bandai Namco Holdings, Inc.		164,500	12,293,873
Bank of Kyoto Ltd.		47,400	2,093,398
Benesse Holdings, Inc.		51,400	1,211,797
Bridgestone Corp.		445,800	14,530,857
Brother Industries Ltd.		182,400	2,818,479
Calbee, Inc.		70,000	2,147,364
Canon, Inc.		743,000	12,932,810
Canon, Inc. sponsored ADR (a)		88,474	1,543,871
Casio Computer Co. Ltd.		163,000	2,476,323
Central Japan Railway Co.		119,900	14,498,194
Chiba Bank Ltd.		427,500	2,208,162
Chubu Electric Power Co., Inc.		513,700	5,754,371
Chugai Pharmaceutical Co. Ltd.		554,700	21,411,421
Chugoku Electric Power Co., Inc.		247,500	3,109,557
Coca-Cola West Co. Ltd.		113,300	1,599,335
Concordia Financial Group Ltd.		897,200	2,961,705
Cosmos Pharmaceutical Corp.		16,500	2,802,350
CyberAgent, Inc.		83,700	5,264,591
Dai Nippon Printing Co. Ltd.		200,400	3,733,337
Dai-ichi Mutual Life Insurance Co.		890,600	13,301,491
Daicel Chemical Industries Ltd.		186,300	1,329,558
Daifuku Co. Ltd.		83,400	8,600,028
Daiichi Sankyo Kabushiki Kaisha		1,405,400	37,093,648
Daikin Industries Ltd.		205,900	38,530,738
Dainippon Sumitomo Pharma Co. Ltd.		151,000	1,769,874
Daito Trust Construction Co. Ltd.		53,600	4,875,733
Daiwa House Industry Co. Ltd.		463,400	12,175,724
Daiwa House REIT Investment Corp.		1,579	3,652,641
Daiwa Securities Group, Inc.		1,233,600	4,998,325
DENSO Corp.		357,100	16,639,643
Dentsu Group, Inc.		179,500	5,174,630
Disco Corp.		23,500	6,342,846
East Japan Railway Co.		251,900	13,172,721
Eisai Co. Ltd.		209,300	16,273,823
Electric Power Development Co. Ltd.		129,300	1,747,445
FamilyMart Co. Ltd. (a)		142,100	3,123,400
FANUC Corp.		158,100	33,394,648
Fast Retailing Co. Ltd.		48,300	33,691,272
Fuji Electric Co. Ltd.		104,800	3,177,847
Fujifilm Holdings Corp.		296,100	15,098,899
Fujitsu Ltd.		163,000	19,285,285
Fukuoka Financial Group, Inc.		141,300	2,363,574
GLP J-REIT		3,086	4,757,525
GMO Payment Gateway, Inc.		33,300	4,080,199
Hakuhodo DY Holdings, Inc.		186,000	2,369,860
Hamamatsu Photonics K.K.		114,600	5,766,643
Hankyu Hanshin Holdings, Inc.		187,000	5,709,739
Hikari Tsushin, Inc.		17,000	3,987,260
Hino Motors Ltd.		245,200	1,878,657
Hirose Electric Co. Ltd.		26,116	3,645,389
Hisamitsu Pharmaceutical Co., Inc.		38,800	1,855,967
Hitachi Construction Machinery Co. Ltd.		85,300	2,103,712
Hitachi Ltd.		796,500	26,845,471
Hitachi Metals Ltd.		176,900	2,345,920
Honda Motor Co. Ltd.		1,352,000	31,978,782
Hoshizaki Corp.		41,700	3,330,131
Hoya Corp.		310,100	34,996,936
Hulic Co. Ltd.		235,400	2,180,487
Idemitsu Kosan Co. Ltd.		158,084	3,197,086
Iida Group Holdings Co. Ltd.		123,750	2,238,900
INPEX Corp.		834,900	3,959,430
Isetan Mitsukoshi Holdings Ltd. (a)		319,300	1,555,038
Isuzu Motors Ltd.		452,400	3,670,545
IT Holdings Corp.		194,600	3,721,753
ITO EN Ltd.		43,500	2,754,995
Itochu Corp.		1,108,500	26,624,530
ITOCHU Techno-Solutions Corp.		84,500	2,866,865
Japan Airlines Co. Ltd.		80,000	1,397,267
Japan Airport Terminal Co. Ltd.		43,800	1,902,289
Japan Exchange Group, Inc.		425,900	10,397,599
Japan Post Bank Co. Ltd.		318,600	2,541,068
Japan Post Holdings Co. Ltd.		1,299,000	8,913,020
Japan Post Insurance Co. Ltd.		181,700	2,880,147
Japan Prime Realty Investment Corp.		669	1,808,015
Japan Real Estate Investment Corp.		1,133	5,552,502
Japan Retail Fund Investment Corp.		2,097	3,022,633
Japan Tobacco, Inc.		993,900	18,712,331
JFE Holdings, Inc.		404,400	2,841,384
JGC Corp.		210,800	1,733,277
JSR Corp.		164,500	3,718,034
JTEKT Corp.		192,900	1,537,171
JX Holdings, Inc.		2,484,310	8,382,773
Kajima Corp.		371,700	3,971,776
Kakaku.com, Inc.		112,400	2,970,443
Kamigumi Co. Ltd.		89,200	1,595,869
Kansai Electric Power Co., Inc.		565,400	5,145,355
Kansai Paint Co. Ltd.		146,200	3,769,345
Kao Corp.		399,100	28,415,406
Kawasaki Heavy Industries Ltd.		106,600	1,273,566
KDDI Corp.		1,326,900	35,899,269
Keihan Electric Railway Co., Ltd.		83,000	3,153,189
Keihin Electric Express Railway Co. Ltd.		170,000	2,377,344
Keio Corp.		82,500	4,794,673
Keisei Electric Railway Co.		111,900	3,130,311
Keyence Corp.		149,980	68,064,298
Kikkoman Corp.		121,200	6,035,777
Kintetsu Group Holdings Co. Ltd.		137,800	5,505,866
Kirin Holdings Co. Ltd.		672,000	12,115,063
Kobayashi Pharmaceutical Co. Ltd.		42,200	4,112,209
Kobe Bussan Co. Ltd. (a)		99,600	2,802,252
Koito Manufacturing Co. Ltd.		84,800	4,089,379
Komatsu Ltd.		720,500	16,244,014
Konami Holdings Corp.		76,700	3,001,908
Kose Corp.		28,000	3,569,315
Kubota Corp.		854,300	14,846,083
Kuraray Co. Ltd.		275,200	2,545,319
Kurita Water Industries Ltd.		75,000	2,231,530
Kyocera Corp.		261,000	14,373,922
Kyowa Hakko Kirin Co., Ltd.		215,800	5,359,046
Kyushu Electric Power Co., Inc.		327,800	2,748,094
Kyushu Railway Co.		131,800	2,803,505
Lasertec Corp.		61,000	5,283,869
Lawson, Inc.		43,300	1,989,444
LINE Corp. (b)		27,800	1,426,506
Lion Corp.		182,100	3,713,272
LIXIL Group Corp.		217,700	4,727,190
M3, Inc.		364,200	24,596,512
Makita Corp.		185,200	8,186,504
Marubeni Corp.		1,390,400	7,259,570
Marui Group Co. Ltd.		160,500	2,900,545
Maruichi Steel Tube Ltd.		42,300	970,428
Mazda Motor Corp.		467,600	2,455,287
McDonald's Holdings Co. (Japan) Ltd.		55,000	2,608,176
Mebuki Financial Group, Inc.		703,410	1,413,285
Medipal Holdings Corp.		145,200	2,588,320
Meiji Holdings Co. Ltd.		95,300	6,904,440
Mercari, Inc. (b)		70,400	2,959,782
Minebea Mitsumi, Inc.		291,600	5,266,692
Misumi Group, Inc.		227,900	6,768,533
Mitsubishi Chemical Holdings Corp.		1,035,900	5,830,209
Mitsubishi Corp.		1,103,200	24,613,909
Mitsubishi Electric Corp.		1,504,800	19,380,147
Mitsubishi Estate Co. Ltd.		963,300	14,368,464
Mitsubishi Gas Chemical Co., Inc.		130,100	2,371,642
Mitsubishi Heavy Industries Ltd.		257,500	5,532,448
Mitsubishi Materials Corp.		87,000	1,596,385
Mitsubishi Motors Corp. of Japan		508,300	932,234
Mitsubishi UFJ Financial Group, Inc.		10,038,900	39,572,387
Mitsubishi UFJ Lease & Finance Co. Ltd.		338,000	1,432,104
Mitsui & Co. Ltd.		1,347,500	21,106,559
Mitsui Chemicals, Inc.		151,600	3,882,835
Mitsui Fudosan Co. Ltd.		764,900	13,024,389
Miura Co. Ltd.		70,100	3,302,721
Mizuho Financial Group, Inc.		1,989,676	24,496,942
MonotaRO Co. Ltd. (a)		104,400	5,774,545
MS&AD Insurance Group Holdings, Inc.		365,690	10,007,199
Murata Manufacturing Co. Ltd.		470,800	33,016,575
Nabtesco Corp.		90,500	3,380,921
Nagoya Railroad Co. Ltd.		151,400	4,035,604
NEC Corp.		205,900	10,371,223
New Hampshire Foods Ltd.		66,200	2,711,748
Nexon Co. Ltd.		401,300	11,184,597
NGK Insulators Ltd.		213,700	3,052,844
NGK Spark Plug Co. Ltd.		119,600	2,103,398
Nidec Corp.		367,800	37,148,564
Nihon M&A Center, Inc.		123,700	7,263,861
Nikon Corp.		229,880	1,400,972
Nintendo Co. Ltd.		92,400	49,959,645
Nippon Building Fund, Inc.		1,266	6,394,319
Nippon Express Co. Ltd.		60,300	3,381,597
Nippon Paint Holdings Co. Ltd.		121,700	10,962,731
Nippon Prologis REIT, Inc.		1,766	5,812,681
Nippon Shinyaku Co. Ltd.		35,300	2,522,402
Nippon Steel & Sumitomo Metal Corp.		676,017	6,556,777
Nippon Telegraph & Telephone Corp.		1,061,600	22,331,655
Nippon Yusen KK		111,700	2,061,710
Nissan Chemical Corp.		99,300	5,269,919
Nissan Motor Co. Ltd.		1,962,400	6,947,945
Nisshin Seifun Group, Inc.		161,845	2,437,195
Nissin Food Holdings Co. Ltd.		50,200	4,346,791
Nitori Holdings Co. Ltd.		67,100	13,792,853
Nitto Denko Corp.		131,100	9,210,534
NKSJ Holdings, Inc.		277,500	10,360,705
Nomura Holdings, Inc.		2,640,500	11,825,319
Nomura Real Estate Holdings, Inc.		83,700	1,461,939
Nomura Real Estate Master Fund, Inc.		3,409	4,070,867
Nomura Research Institute Ltd.		268,220	7,906,456
NSK Ltd.		293,500	2,349,783
NTT Data Corp.		535,600	6,044,896
NTT DOCOMO, Inc.		931,300	34,677,137
Obayashi Corp.		538,400	4,505,515
OBIC Co. Ltd.		58,100	10,286,200
Odakyu Electric Railway Co. Ltd.		236,100	5,697,688
Oji Holdings Corp.		721,200	3,039,439
Olympus Corp.		962,800	18,431,922
OMRON Corp.		149,300	10,780,362
Ono Pharmaceutical Co. Ltd.		309,000	8,814,293
Oracle Corp. Japan		31,200	3,118,131
Oriental Land Co. Ltd.		164,900	23,082,383
ORIX Corp.		1,091,100	12,760,673
ORIX JREIT, Inc.		2,112	2,968,225
Osaka Gas Co. Ltd.		303,000	5,754,038
Otsuka Corp.		90,000	4,135,650
Otsuka Holdings Co. Ltd.		316,200	11,710,957
Pan Pacific International Holdings Ltd.		345,100	7,322,484
Panasonic Corp.		1,840,800	17,004,446
Park24 Co. Ltd.		81,300	1,098,189
PeptiDream, Inc. (b)		82,300	3,803,337
Persol Holdings Co., Ltd.		148,200	2,244,667
Pigeon Corp.		92,800	4,273,584
Pola Orbis Holdings, Inc.		70,900	1,398,088
Rakuten, Inc.		698,000	6,790,972
Recruit Holdings Co. Ltd.		1,050,500	39,972,235
Renesas Electronics Corp. (b)		638,900	5,273,898
Resona Holdings, Inc.		1,772,200	5,842,899
Ricoh Co. Ltd.		545,000	3,579,134
Rinnai Corp.		29,600	2,916,680
ROHM Co. Ltd.		73,000	5,612,746
Ryohin Keikaku Co. Ltd.		200,200	4,202,063
Santen Pharmaceutical Co. Ltd.		292,900	5,218,306
SBI Holdings, Inc. Japan		205,180	4,729,656
SCSK Corp.		48,300	2,401,548
Secom Co. Ltd.		174,500	14,741,568
Sega Sammy Holdings, Inc.		121,900	1,527,600
Seibu Holdings, Inc.		158,900	1,588,668
Seiko Epson Corp.		227,300	2,639,793
Sekisui Chemical Co. Ltd.		304,200	4,741,966
Sekisui House Ltd.		535,800	8,901,413
Seven & i Holdings Co. Ltd.		627,400	19,069,624
Seven Bank Ltd.		434,700	997,612
SG Holdings Co. Ltd.		268,800	6,483,574
Sharp Corp. (a)		179,900	2,080,296
Shimadzu Corp.		177,100	5,063,883
Shimamura Co. Ltd.		19,300	2,057,587
SHIMANO, Inc.		61,200	13,997,393
SHIMIZU Corp.		477,200	3,313,369
Shin-Etsu Chemical Co. Ltd.		291,600	38,948,093
Shinsei Bank Ltd.		139,400	1,677,198
Shionogi & Co. Ltd.		214,500	10,117,954
Shiseido Co. Ltd.		331,000	20,491,225
Shizuoka Bank Ltd.		310,700	2,089,690
Showa Denko K.K.		102,300	1,739,476
SMC Corp.		47,100	25,052,757
SoftBank Corp. (a)		2,362,400	27,492,366
SoftBank Group Corp.		1,292,900	84,211,504
Sohgo Security Services Co., Ltd.		58,300	2,716,477
Sony Corp.		1,042,300	86,892,884
Square Enix Holdings Co. Ltd.		77,400	4,497,157
Stanley Electric Co. Ltd.		110,500	3,147,020
Subaru Corp.		523,000	9,598,610
Sumco Corp.		223,900	3,414,893
Sumitomo Chemical Co. Ltd.		1,240,100	4,056,595
Sumitomo Corp.		992,200	10,855,240
Sumitomo Electric Industries Ltd.		656,600	7,248,916
Sumitomo Heavy Industries Ltd.		83,700	1,793,966
Sumitomo Metal Mining Co. Ltd.		195,600	6,079,981
Sumitomo Mitsui Financial Group, Inc.		1,070,200	29,625,174
Sumitomo Mitsui Trust Holdings, Inc.		282,725	7,601,749
Sumitomo Realty & Development Co. Ltd.		240,700	6,440,975
Sumitomo Rubber Industries Ltd.		133,900	1,177,814
Sundrug Co. Ltd.		60,300	2,239,048
Suntory Beverage & Food Ltd.		112,700	3,886,767
Suzuken Co. Ltd.		53,810	1,942,577
Suzuki Motor Corp.		306,000	13,141,997
Sysmex Corp.		138,800	13,037,310
T&D Holdings, Inc.		429,400	4,291,458
Taiheiyo Cement Corp.		99,900	2,344,860
Taisei Corp.		164,800	5,128,234
Taisho Pharmaceutical Holdings Co. Ltd.		28,600	1,720,814
Taiyo Nippon Sanso Corp.		113,700	1,667,028
Takeda Pharmaceutical Co. Ltd.		1,303,715	40,288,199
TDK Corp.		106,500	12,524,477
Teijin Ltd.		157,900	2,418,706
Terumo Corp.		533,000	19,616,532
THK Co. Ltd.		100,400	2,665,109
Tobu Railway Co. Ltd.		157,600	4,472,114
Toho Co. Ltd.		93,400	3,698,719
Toho Gas Co. Ltd.		61,800	3,190,227
Tohoku Electric Power Co., Inc.		326,500	2,880,739
Tokio Marine Holdings, Inc.		521,100	23,290,421
Tokyo Century Corp.		35,700	1,750,315
Tokyo Electric Power Co., Inc. (b)		1,130,500	2,917,115
Tokyo Electron Ltd.		123,200	33,068,219
Tokyo Gas Co. Ltd.		316,620	7,174,464
Tokyu Corp.		410,800	4,874,001
Tokyu Fudosan Holdings Corp.		452,900	1,979,091
Toppan Printing Co. Ltd.		223,100	2,837,030
Toray Industries, Inc.		1,150,000	5,203,641
Toshiba Corp.		315,160	7,972,242
Tosoh Corp.		214,700	3,480,209
Toto Ltd.		116,000	5,296,038
Toyo Suisan Kaisha Ltd.		70,400	3,503,512
Toyoda Gosei Co. Ltd.		50,100	1,273,287
Toyota Industries Corp.		123,300	7,968,063
Toyota Motor Corp.		1,749,072	114,821,166
Toyota Tsusho Corp.		175,600	4,900,174
Trend Micro, Inc.		111,700	6,256,890
Tsuruha Holdings, Inc.		30,600	4,284,766
Unicharm Corp.		332,500	15,385,074
United Urban Investment Corp.		2,385	2,546,393
USS Co. Ltd.		185,900	3,400,218
Welcia Holdings Co. Ltd.		77,100	3,021,651
West Japan Railway Co.		137,200	5,885,497
Yakult Honsha Co. Ltd.		108,100	5,231,290
Yamada Holdings Co. Ltd.		598,000	2,915,726
Yamaha Corp.		108,300	5,133,983
Yamaha Motor Co. Ltd.		229,400	3,279,967
Yamato Holdings Co. Ltd.		265,200	7,019,968
Yamazaki Baking Co. Ltd.		90,500	1,486,538
Yaskawa Electric Corp.		199,300	7,749,547
Yokogawa Electric Corp.		190,700	2,803,548
Yokohama Rubber Co. Ltd.		89,500	1,285,613
Z Holdings Corp.		2,194,200	15,300,289
Zozo, Inc.		90,000	2,283,112

TOTAL JAPAN			2,880,641,979

Korea (South) - 3.3%
Alteogen, Inc.		14,517	2,042,797
AMOREPACIFIC Corp.		29,049	4,072,014
AMOREPACIFIC Group, Inc.		20,234	780,969
BGF Retail Co. Ltd.		5,774	599,113
BS Financial Group, Inc.		195,492	952,890
Celltrion Healthcare Co. Ltd.		54,101	4,049,616
Celltrion Pharm, Inc.		12,181	1,175,703
Celltrion, Inc. (b)		78,707	16,768,947
Cheil Industries, Inc.		67,590	6,606,308
Cheil Worldwide, Inc.		56,902	1,050,744
CJ CheilJedang Corp.		6,619	2,112,222
CJ Corp.		11,757	788,744
CJ O Shopping Co. Ltd.		7,583	884,046
Coway Co. Ltd.		39,265	2,399,021
Daelim Industrial Co.		24,445	1,685,808
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (b)		27,841	527,708
Db Insurance Co. Ltd.		43,829	1,709,785
Doosan Bobcat, Inc.		36,946	942,058
DuzonBizon Co. Ltd.		14,486	1,274,370
E-Mart Co. Ltd.		16,402	2,060,448
EUSU Holdings Co. Ltd. (b)		6	28
Fila Holdings Corp.		45,042	1,533,541
GS Engineering & Construction Corp.		60,804	1,439,551
GS Holdings Corp.		37,526	1,094,416
GS Retail Co. Ltd.		20,214	572,757
Hana Financial Group, Inc.		243,663	6,567,501
Hanjin Shipping Co. Ltd. (b)(d)		12	0
Hankook Tire Co. Ltd.		61,328	1,714,287
Hanmi Pharm Co. Ltd.		5,381	1,249,154
Hanon Systems		154,770	1,531,357
Hanwha Corp.		30,331	645,426
Hanwha Solutions Corp.		82,967	3,217,987
HLB, Inc.		36,768	3,007,824
Hotel Shilla Co.		29,483	1,939,244
Hyundai Engineering & Construction Co. Ltd.		76,730	2,087,155
Hyundai Fire & Marine Insurance Co. Ltd.		45,195	928,823
Hyundai Glovis Co. Ltd.		15,953	2,365,662
Hyundai Heavy Industries Co. Ltd. (b)		35,455	2,466,851
Hyundai Mobis		55,809	11,157,562
Hyundai Motor Co.		126,542	18,482,083
Hyundai Robotics Co. Ltd.		7,094	1,347,040
Hyundai Steel Co.		75,009	1,924,143
Industrial Bank of Korea		184,470	1,336,427
Kakao Corp.		46,979	13,668,598
Kangwon Land, Inc.		88,429	1,646,412
KB Financial Group, Inc.		330,334	11,790,058
Kia Motors Corp.		221,953	9,932,567
KMW Co. Ltd. (b)		20,272	1,121,215
Korea Aerospace Industries Ltd.		53,164	1,027,204
Korea Electric Power Corp. (b)		205,589	3,618,509
Korea Express Co. Ltd. (b)		6,456	909,173
Korea Gas Corp.		19,472	469,941
Korea Investment Holdings Co. Ltd.		35,968	2,192,176
Korea Zinc Co. Ltd.		6,893	2,326,148
Korean Air Lines Co. Ltd. (b)		71,361	1,264,331
KT&G Corp.		98,292	7,003,058
Kumho Petro Chemical Co. Ltd.		14,829	1,750,246
LG Chemical Ltd.		37,156	20,216,020
LG Corp.		78,875	4,712,598
LG Display Co. Ltd. (b)		189,926	2,366,311
LG Electronics, Inc.		87,674	6,503,339
LG Household & Health Care Ltd.		8,243	10,905,248
LG Innotek Co. Ltd.		10,599	1,433,717
LG Telecom Ltd.		187,292	1,829,486
Lotte Chemical Corp.		13,979	2,884,715
Lotte Confectionery Co. Ltd.		19,897	500,444
Lotte Shopping Co. Ltd.		10,683	789,352
Meritz Securities Co. Ltd.		199,444	580,944
Mirae Asset Daewoo Co. Ltd.		250,592	1,862,916
NAVER Corp.		102,015	26,045,409
NCSOFT Corp.		13,423	9,202,496
Netmarble Corp. (b)(c)		17,152	1,778,017
Orion Corp./Republic of Korea		20,154	1,926,894
Ottogi Corp.		859	401,816
Pearl Abyss Corp. (b)		4,287	760,748
POSCO		61,739	11,372,271
POSCO Chemtech Co. Ltd.		15,368	1,008,042
Posco International Corp.		35,358	416,688
S-Oil Corp.		43,218	2,082,544
S1 Corp.		14,462	1,037,099
Samsung Biologics Co. Ltd. (b)(c)		13,416	8,089,462
Samsung Card Co. Ltd.		21,186	548,624
Samsung Electro-Mechanics Co. Ltd.		45,195	5,360,007
Samsung Electronics Co. Ltd.		3,896,943	195,452,524
Samsung Engineering Co. Ltd. (b)		114,830	1,198,074
Samsung Fire & Marine Insurance Co. Ltd.		26,090	4,116,195
Samsung Heavy Industries Co. Ltd. (b)		354,254	1,588,868
Samsung Life Insurance Co. Ltd.		58,242	3,252,779
Samsung SDI Co. Ltd.		45,551	17,904,822
Samsung SDS Co. Ltd.		29,969	4,462,269
Samsung Securities Co. Ltd.		58,213	1,654,579
Seegene, Inc.		14,622	3,341,249
Shin Poong Pharmaceutical Co. (b)		23,197	2,575,640
Shinhan Financial Group Co. Ltd.		366,786	9,929,906
Shinsegae Co. Ltd.		7,487	1,377,933
SK C&C Co. Ltd.		28,173	4,577,863
SK Energy Co. Ltd.		46,566	5,193,426
SK Hynix, Inc.		452,196	32,009,702
SK Telecom Co. Ltd.		32,269	6,105,706
STX Pan Ocean Co. Ltd. (Korea) (b)		185,278	588,619
Woori Financial Group, Inc.		441,220	3,476,060
Woori Investment & Securities Co. Ltd.		137,835	1,165,211
Yuhan Corp.		38,154	2,003,454

TOTAL KOREA (SOUTH)			604,401,852

Luxembourg - 0.2%
ArcelorMittal SA (Netherlands) (b)		586,539	7,959,629
Aroundtown SA		866,952	4,156,917
Eurofins Scientific SA (b)		10,880	8,664,698
Globant SA (b)		30,892	5,579,404
Reinet Investments SCA		128,489	2,038,987
SES SA (France) (depositary receipt)		324,093	2,587,076
Tenaris SA		370,430	1,767,703

TOTAL LUXEMBOURG			32,754,414

Malaysia - 0.5%
AMMB Holdings Bhd		1,136,600	780,293
Axiata Group Bhd		2,015,315	1,421,624
Bumiputra-Commerce Holdings Bhd		5,207,795	3,697,461
Carlsberg Brewery BHD		106,900	475,643
Dialog Group Bhd		3,203,722	2,854,361
DiGi.com Bhd		2,279,400	2,068,698
Fraser & Neave Holdings BHD		99,900	760,063
Gamuda Bhd		1,309,575	1,049,960
Genting Bhd		1,513,000	1,078,948
Genting Malaysia Bhd		2,119,300	1,020,752
Genting Plantations Bhd		181,000	427,828
Hap Seng Consolidated Bhd		443,400	782,240
Hartalega Holdings Bhd		1,422,600	6,173,238
Hong Leong Bank Bhd		467,600	1,667,439
Hong Leong Credit Bhd		159,300	541,597
IHH Healthcare Bhd		1,568,000	1,877,393
IOI Corp. Bhd		1,778,500	1,842,345
IOI Properties Group Bhd		11	2
Kossan Rubber Industries Bhd		1,031,600	1,864,623
Kuala Lumpur Kepong Bhd		296,613	1,513,553
Malayan Banking Bhd		3,227,756	5,436,301
Malaysia Airports Holdings Bhd		782,698	788,243
Maxis Bhd		1,734,900	2,004,610
MISC Bhd		947,600	1,503,711
Nestle (Malaysia) BHD		49,100	1,646,928
Petronas Chemicals Group Bhd		1,933,400	2,725,185
Petronas Dagangan Bhd		219,300	909,611
Petronas Gas Bhd		588,600	2,233,690
PPB Group Bhd		488,220	2,210,936
Press Metal Bhd		1,064,500	1,408,375
Public Bank Bhd		2,412,900	8,757,711
QL Resources Bhd		771,300	1,169,468
RHB Capital Bhd		1,153,557	1,174,472
Sime Darby Bhd		2,033,907	1,180,167
Sime Darby Plantation Bhd		1,490,107	1,736,053
Sime Darby Property Bhd		15	2
SP Setia Bhd		14	2
Supermax Corp. Bhd		1,193,800	2,725,880
Telekom Malaysia Bhd		826,474	833,396
Tenaga Nasional Bhd		1,782,225	4,092,385
Top Glove Corp. Bhd		3,810,400	7,861,874
Westports Holdings Bhd		594,400	557,755
YTL Corp. Bhd		2,386,288	416,817

TOTAL MALAYSIA			83,271,633

Mexico - 0.5%
Alfa SA de CV Series A		2,288,800	1,528,996
America Movil S.A.B. de CV Series L		28,041,546	17,066,985
CEMEX S.A.B. de CV unit		12,113,640	5,002,734
Coca-Cola FEMSA S.A.B. de CV unit		428,200	1,621,433
Embotelladoras Arca S.A.B. de CV		375,762	1,635,981
Fibra Uno Administracion SA de CV		2,799,500	2,120,923
Fomento Economico Mexicano S.A.B. de CV unit		1,688,000	9,047,390
Gruma S.A.B. de CV Series B		166,815	1,774,280
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		312,200	2,598,245
Grupo Aeroportuario del Sureste S.A.B. de CV Series B (b)		173,335	2,002,241
Grupo Bimbo S.A.B. de CV Series A		1,302,800	2,517,586
Grupo Carso SA de CV Series A1		339,000	627,769
Grupo Financiero Banorte S.A.B. de CV Series O (b)		2,179,900	9,711,739
Grupo Financiero Inbursa S.A.B. de CV Series O (b)		1,873,100	1,387,285
Grupo Mexico SA de CV Series B		2,580,323	7,329,254
Grupo Televisa SA de CV (b)		1,937,900	2,451,211
Industrias Penoles SA de CV		118,140	1,881,195
Infraestructura Energetica Nova S.A.B. de CV		477,400	1,597,523
JB y Co. SA de CV		483,200	1,014,398
Kimberly-Clark de Mexico SA de CV Series A		1,292,300	1,920,949
Megacable Holdings S.A.B. de CV unit		220,100	698,231
Mexichem S.A.B. de CV		880,816	1,557,618
Promotora y Operadora de Infraestructura S.A.B. de CV		162,135	1,062,173
Wal-Mart de Mexico SA de CV Series V		4,491,300	10,851,619

TOTAL MEXICO			89,007,758

Multi-National - 0.0%
HK Electric Investments & HK Electric Investments Ltd. unit		2,121,000	2,158,619
HKT Trust/HKT Ltd. unit		3,104,640	4,012,705

TOTAL MULTI-NATIONAL			6,171,324

Netherlands - 3.3%
ABN AMRO Group NV GDR (b)(c)		347,161	2,848,846
Adyen BV (b)(c)		14,952	25,130,485
AEGON NV		1,435,473	3,861,448
AerCap Holdings NV (b)		105,206	2,612,265
Airbus Group NV		486,897	35,624,349
Akzo Nobel NV		161,311	15,536,920
Altice Europe NV Class A (b)		511,059	2,517,121
Argenx SE (b)		37,160	9,272,973
ASML Holding NV (Netherlands)		350,903	126,957,796
CNH Industrial NV		828,424	6,425,728
EXOR NV		89,747	4,661,763
Ferrari NV		103,536	18,467,317
Fiat Chrysler Automobiles NV (Italy)		913,380	11,214,242
Heineken Holding NV		94,968	7,338,607
Heineken NV (Bearer)		214,686	19,052,595
ING Groep NV (Certificaten Van Aandelen)		3,230,223	22,126,128
Koninklijke Ahold Delhaize NV		915,949	25,164,868
Koninklijke DSM NV		142,279	22,776,185
Koninklijke KPN NV		2,978,011	8,042,956
Koninklijke Philips Electronics NV		755,740	35,003,440
NN Group NV		238,772	8,325,889
Prosus NV		402,468	40,180,792
QIAGEN NV (Germany) (b)		189,074	8,977,759
Randstad NV		100,636	5,029,297
STMicroelectronics NV (France)		525,958	16,043,940
Takeaway.com Holding BV (b)(c)		104,581	11,634,361
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (a)		115,893	4,710,620
Unilever NV		1,204,717	68,119,226
Vopak NV		57,259	2,976,227
Wolters Kluwer NV		226,656	18,367,374
X5 Retail Group NV GDR		98,467	3,466,757
Yandex NV Class A (b)		249,973	14,237,468

TOTAL NETHERLANDS			606,705,742

New Zealand - 0.2%
Auckland International Airport Ltd.		1,103,791	5,106,004
Fisher & Paykel Healthcare Corp.		480,714	11,121,025
Mercury Nz Ltd.		559,730	1,978,847
Meridian Energy Ltd.		1,054,166	3,694,672
Ryman Healthcare Group Ltd.		319,304	2,954,865
Spark New Zealand Ltd.		1,565,453	4,645,745
The a2 Milk Co. Ltd. (b)		625,618	6,057,969

TOTAL NEW ZEALAND			35,559,127

Norway - 0.3%
Adevinta ASA Class B (b)		193,350	2,987,344
DNB ASA		790,272	10,653,790
Equinor ASA		725,059	9,208,822
Equinor ASA sponsored ADR		110,112	1,412,737
Gjensidige Forsikring ASA		157,706	2,994,988
Mowi ASA		372,447	5,877,364
Norsk Hydro ASA		1,167,698	3,269,479
Orkla ASA		596,187	5,625,484
Schibsted ASA (B Shares)		75,986	2,726,905
Telenor ASA		590,833	9,110,067
Yara International ASA		145,507	5,067,859

TOTAL NORWAY			58,934,839

Pakistan - 0.0%
Habib Bank Ltd.		385,416	313,024
Lucky Cement Ltd.		11	46
MCB Bank Ltd.		266,532	276,548
Oil & Gas Development Co. Ltd.		499,422	291,267

TOTAL PAKISTAN			880,885

Papua New Guinea - 0.0%
Oil Search Ltd. ADR		1,595,236	2,880,146
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR		186,624	2,289,876
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.		1,425,920	1,308,198
Aboitiz Power Corp.		1,023,900	569,559
Ayala Corp.		223,025	3,504,236
Ayala Land, Inc.		6,565,470	4,455,734
Bank of the Philippine Islands (BPI)		632,943	956,994
BDO Unibank, Inc.		1,587,078	2,897,221
DMCI Holdings, Inc.		9	1
Globe Telecom, Inc.		24,625	1,027,810
GT Capital Holdings, Inc.		72,239	639,116
International Container Terminal Services, Inc.		804,080	1,901,029
JG Summit Holdings, Inc.		2,252,995	2,979,029
Jollibee Food Corp.		378,690	1,324,019
Manila Electric Co.		157,510	972,594
Megaworld Corp. (b)		7,793,600	486,060
Metro Pacific Investments Corp.		10,389,700	856,962
Metropolitan Bank & Trust Co.		1,321,641	1,107,474
Philippine Long Distance Telephone Co.		64,330	1,749,202
PUREGOLD Price Club, Inc.		750,900	637,989
Robinsons Land Corp.		1,449,942	447,638
SM Investments Corp.		213,460	4,173,251
SM Prime Holdings, Inc.		7,952,775	5,520,321
Universal Robina Corp.		650,850	1,845,309

TOTAL PHILIPPINES			39,359,746

Poland - 0.2%
Allegro.eu SA (b)(c)		216,316	4,396,156
Bank Polska Kasa Opieki SA (b)		136,616	1,458,788
Bank Zachodni WBK SA (b)		26,508	823,646
BRE Bank SA		11,013	321,326
CD Projekt RED SA (b)		54,009	4,576,016
Cyfrowy Polsat SA		209,185	1,304,170
Dino Polska SA (b)(c)		43,881	2,409,875
Grupa Lotos SA		70,479	496,376
KGHM Polska Miedz SA (Bearer) (b)		122,428	3,654,036
LPP SA (b)		962	1,273,400
Orange Polska SA (b)		478,233	734,516
Polish Oil & Gas Co. SA		1,296,885	1,366,142
Polska Grupa Energetyczna SA (b)		634,188	722,525
Polski Koncern Naftowy Orlen SA		229,325	2,207,165
Powszechna Kasa Oszczednosci Bank SA (b)		678,460	3,248,676
Powszechny Zaklad Ubezpieczen SA (b)		464,660	2,535,405

TOTAL POLAND			31,528,218

Portugal - 0.1%
Banco Espirito Santo SA (Reg.) (b)(d)		319,729	4
Energias de Portugal SA		2,176,253	10,726,313
Galp Energia SGPS SA Class B		392,795	3,189,962
Jeronimo Martins SGPS SA		195,248	3,101,676

TOTAL PORTUGAL			17,017,955

Qatar - 0.2%
Barwa Real Estate Co.		1,524,310	1,395,365
Industries Qatar QSC (b)		1,467,233	3,632,822
Masraf al Rayan		3,071,542	3,623,255
Mesaieed Petrochemical Holding Co.		3,593,849	1,830,978
Ooredoo QSC		746,947	1,360,137
Qatar Electricity & Water Co.		405,366	1,859,273
Qatar Fuel Co.		394,023	1,861,356
Qatar International Islamic Bank QSC		562,269	1,281,899
Qatar Islamic Bank		1,056,396	4,700,251
Qatar National Bank SAQ		3,825,251	18,595,700
The Commercial Bank of Qatar		1,722,517	2,010,628

TOTAL QATAR			42,151,664

Russia - 0.7%
Alrosa Co. Ltd.		2,303,150	2,070,534
Gazprom OAO		7,656,054	14,916,875
Gazprom OAO sponsored ADR (Reg. S)		1,089,314	4,172,073
Inter Rao Ues JSC		30,510,000	1,952,486
Lukoil PJSC		294,236	15,041,662
Lukoil PJSC sponsored ADR		52,271	2,668,957
Magnit OJSC GDR (Reg. S)		277,740	3,830,035
Magnitogorsk Iron & Steel Works PJSC		1,777,200	842,475
MMC Norilsk Nickel PJSC		42,867	10,202,674
MMC Norilsk Nickel PJSC sponsored ADR		94,428	2,251,164
Mobile TeleSystems OJSC sponsored ADR (a)		350,805	2,743,295
Moscow Exchange MICEX-RTS OAO		1,201,900	2,027,278
NOVATEK OAO GDR (Reg. S)		72,601	8,748,421
Novolipetsk Steel OJSC		1,000,190	2,341,724
PhosAgro OJSC GDR (Reg. S)		94,654	1,090,414
Polyus PJSC		27,686	5,422,631
Rosneft Oil Co. OJSC		714,356	3,157,081
Rosneft Oil Co. OJSC GDR (Reg. S)		214,392	936,893
Sberbank of Russia		8,879,643	22,505,082
Severstal PAO		156,371	2,138,387
Severstal PAO GDR (Reg. S)		5,394	73,736
Surgutneftegas OJSC		3,334,400	1,382,972
Surgutneftegas OJSC sponsored ADR		214,357	878,435
Tatneft PAO		1,058,939	5,471,726
Tatneft PAO sponsored ADR		24,387	758,923
VTB Bank OJSC		2,344,588,000	966,389

TOTAL RUSSIA			118,592,322

Saudi Arabia - 0.8%
Abdullah Al Othaim Markets Co.		34,399	1,201,576
Advanced Polypropylene Co.		79,820	1,230,194
Al Rajhi Bank		1,040,161	18,249,898
Alinma Bank		797,808	3,250,542
Almarai Co. Ltd.		215,260	2,961,741
Arab National Bank		469,835	2,377,801
Bank Al-Jazira		286,588	994,954
Bank Albilad		305,832	1,896,822
Banque Saudi Fransi		467,600	3,703,096
Bupa Arabia for Cooperative Insurance Co. (b)		45,049	1,376,587
Dar Al Arkan Real Estate Development Co. (b)		376,752	802,669
Emaar The Economic City (b)		257,035	609,981
Etihad Etisalat Co. (b)		334,633	2,498,393
Jarir Marketing Co.		50,849	2,348,358
Mobile Telecommunications Co. Saudi Arabia (b)		174,624	573,652
National Commercial Bank		1,202,657	12,522,666
National Industrialization Co. (b)		245,273	739,030
Rabigh Refining & Petrochemical Co. (b)		166,569	540,973
Riyad Bank		1,087,278	5,218,517
SABIC		754,034	18,095,368
Sahara International Petrochemical Co.		265,535	1,032,317
Samba Financial Group		836,861	6,158,804
Saudi Airlines Catering Co.		27,669	573,994
Saudi Arabian Fertilizers Co.		176,221	3,542,933
Saudi Arabian Mining Co. (b)		353,560	3,516,462
Saudi Arabian Oil Co.		1,811,282	16,276,085
Saudi Cement Co.		50,870	735,182
Saudi Electricity Co.		675,819	3,409,459
Saudi Industrial Investment Group		166,817	902,964
Saudi Kayan Petrochemical Co. (b)		622,670	1,573,984
Saudi Telecom Co.		508,454	13,517,016
The Co. for Cooperative Insurance (b)		44,961	971,080
The Saudi British Bank		580,920	3,689,709
The Savola Group		216,137	2,639,542
Yanbu National Petrochemical Co.		213,201	3,268,820

TOTAL SAUDI ARABIA			143,001,169

Singapore - 0.7%
Ascendas Real Estate Investment Trust		2,663,584	5,620,486
BOC Aviation Ltd. Class A (c)		181,900	1,122,724
CapitaLand Ltd.		2,359,040	4,439,212
CapitaMall Trust		4,041,432	5,122,747
City Developments Ltd.		421,500	1,957,392
DBS Group Holdings Ltd.		1,484,741	22,116,492
Genting Singapore Ltd.		4,940,200	2,332,844
Jardine Cycle & Carriage Ltd.		98,993	1,287,715
Keppel Corp. Ltd.		1,182,200	3,798,956
Mapletree Commercial Trust		2,090,300	2,635,610
Mapletree Logistics Trust (REIT)		2,489,700	3,556,521
Mapletree Logistics Trust (REIT) rights 11/10/20 (b)		47,304	0
Oversea-Chinese Banking Corp. Ltd.		2,736,131	16,875,764
Singapore Airlines Ltd.		1,109,200	2,752,610
Singapore Exchange Ltd.		673,600	4,272,211
Singapore Technologies Engineering Ltd.		1,398,200	3,574,246
Singapore Telecommunications Ltd.		6,923,800	10,292,393
Suntec (REIT)		1,883,000	1,849,214
United Overseas Bank Ltd.		969,689	13,473,296
UOL Group Ltd.		409,121	1,864,854
Venture Corp. Ltd.		257,000	3,622,869
Wilmar International Ltd.		1,599,600	4,735,695
Yangzijiang Shipbuilding Holdings Ltd.		2,329,500	1,568,333

TOTAL SINGAPORE			118,872,184

South Africa - 1.0%
Absa Group Ltd.		580,397	3,119,918
Anglo American Platinum Ltd.		43,309	2,867,704
AngloGold Ashanti Ltd.		339,042	7,813,379
Aspen Pharmacare Holdings Ltd. (b)		289,927	1,888,013
Bidcorp Ltd.		279,155	3,843,361
Bidvest Group Ltd.		214,548	1,764,225
Capitec Bank Holdings Ltd.		55,441	3,896,376
Clicks Group Ltd.		216,999	3,138,546
Discovery Ltd.		290,054	1,917,522
Exxaro Resources Ltd.		187,119	1,262,325
FirstRand Ltd.		3,971,569	9,219,315
Gold Fields Ltd.		717,586	7,760,826
Growthpoint Properties Ltd.		2,241,342	1,466,304
Harmony Gold Mining Co. Ltd. (b)		437,527	2,178,972
Impala Platinum Holdings Ltd.		665,682	5,924,786
Kumba Iron Ore Ltd.		48,457	1,438,659
Life Healthcare Group Holdings Ltd.		960,214	960,097
MMI Holdings Ltd.		678,828	543,074
Mr Price Group Ltd.		187,951	1,421,846
MTN Group Ltd.		1,352,680	4,829,762
MultiChoice Group Ltd.		368,052	3,035,281
Naspers Ltd. Class N		359,708	70,224,916
Nedbank Group Ltd.		326,723	1,932,764
Northam Platinum Ltd. (b)		285,866	2,746,580
Old Mutual Ltd.		3,555,825	2,062,674
Rand Merchant Insurance Holdings Ltd.		547,694	956,718
Remgro Ltd.		457,476	2,440,391
Sanlam Ltd.		1,392,663	4,062,275
Sasol Ltd. (b)		451,098	2,355,735
Shoprite Holdings Ltd.		406,361	3,235,021
Sibanye Stillwater Ltd.		1,891,050	5,576,177
Spar Group Ltd.		144,450	1,531,329
Standard Bank Group Ltd.		1,082,389	7,077,624
Steinhoff Africa Retail Ltd. (c)		609,494	448,371
Tiger Brands Ltd.		117,724	1,464,863
Vodacom Group Ltd.		507,778	3,826,605
Woolworths Holdings Ltd.		831,782	1,786,551

TOTAL SOUTH AFRICA			182,018,885

Spain - 1.3%
ACS Actividades de Construccion y Servicios SA		218,097	5,184,323
Aena Sme SA (b)(c)		56,987	7,672,362
Amadeus IT Holding SA Class A		373,220	17,817,151
Banco Bilbao Vizcaya Argentaria SA		5,549,900	16,012,315
Banco Santander SA (Spain)		13,725,441	27,485,978
Banco Santander SA (Spain) sponsored ADR (a)		69,238	139,168
Bankinter SA		569,298	2,132,977
CaixaBank SA		2,925,754	5,338,303
Cellnex Telecom SA (c)		261,365	16,778,459
Enagas SA		206,389	4,454,074
Endesa SA		256,488	6,873,518
Ferrovial SA		407,593	8,817,612
Gas Natural SDG SA		242,109	4,497,457
Grifols SA (a)		247,135	6,674,680
Iberdrola SA		4,871,144	57,440,926
Inditex SA (a)		906,623	22,374,489
MAPFRE SA (Reg.)		802,649	1,209,638
Red Electrica Corporacion SA		342,821	6,038,905
Repsol SA		1,261,933	7,922,503
Siemens Gamesa Renewable Energy SA		192,954	5,467,532
Telefonica SA		4,052,190	13,181,901

TOTAL SPAIN			243,514,271

Sweden - 1.9%
Alfa Laval AB		264,907	5,373,518
ASSA ABLOY AB (B Shares)		835,781	17,912,851
Atlas Copco AB:
(A Shares)		540,007	23,843,472
(B Shares)		335,056	12,851,143
Boliden AB		230,915	6,311,082
Electrolux AB (B Shares) (a)		181,992	4,108,850
Epiroc AB:
Class A		524,628	7,841,356
Class B		339,215	4,864,227
EQT AB (a)		199,297	3,797,402
Ericsson (B Shares)		2,420,950	27,028,732
Essity AB Class B (a)		503,521	14,593,417
Evolution Gaming Group AB (c)		104,679	7,775,872
H&M Hennes & Mauritz AB (B Shares)		673,062	10,937,333
Hexagon AB (B Shares)		230,427	16,842,322
Husqvarna AB (B Shares)		336,546	3,479,528
ICA Gruppen AB		83,430	3,950,043
Industrivarden AB (C Shares)		125,447	3,208,637
Investor AB (B Shares)		367,931	22,096,369
Kinnevik AB (B Shares)		199,856	8,201,184
Latour Investment AB Class B (a)		123,584	2,885,997
Lundbergfoeretagen AB		59,039	2,657,896
Lundin Petroleum AB		154,043	2,940,327
Nibe Industrier AB (B Shares)		253,969	6,124,893
Sandvik AB		931,421	16,602,664
Securitas AB (B Shares)		258,273	3,655,655
Skandinaviska Enskilda Banken AB (A Shares) (b)		1,335,695	11,453,017
Skanska AB (B Shares)		291,189	5,474,683
SKF AB (B Shares)		315,994	6,470,164
Svenska Cellulosa AB (SCA) (B Shares)		506,244	6,869,658
Svenska Handelsbanken AB (A Shares) (b)		1,282,405	10,390,925
Swedbank AB (A Shares) (b)		744,323	11,668,734
Swedish Match Co. AB		131,596	9,917,320
Tele2 AB (B Shares)		400,809	4,754,269
Telia Co. AB		1,999,420	7,666,570
Volvo AB (B Shares)		1,217,522	23,691,218

TOTAL SWEDEN			338,241,328

Switzerland - 6.2%
ABB Ltd. (Reg.)		1,517,432	36,820,523
Adecco SA (Reg.)		132,395	6,497,383
Alcon, Inc. (Switzerland) (b)		407,720	23,166,162
Baloise Holdings AG		37,453	5,117,903
Banque Cantonale Vaudoise		24,695	2,391,533
Barry Callebaut AG		2,400	4,954,687
Clariant AG (Reg.)		171,237	2,935,652
Coca-Cola HBC AG		159,213	3,619,871
Compagnie Financiere Richemont SA Series A		432,750	27,048,520
Credit Suisse Group AG		1,870,080	17,637,434
Credit Suisse Group AG sponsored ADR		161,054	1,515,518
Ems-Chemie Holding AG		6,745	5,928,862
Galenica AG		38,486	4,329,386
Geberit AG (Reg.)		31,566	17,969,848
Givaudan SA		7,656	31,193,430
Julius Baer Group Ltd.		187,699	8,380,388
Kuehne & Nagel International AG		42,919	8,570,226
LafargeHolcim Ltd. (Reg.)		430,318	18,466,670
Lindt & Spruengli AG		83	7,178,036
Lindt & Spruengli AG (participation certificate)		908	7,199,040
Logitech International SA (Reg.)		136,204	11,467,309
Lonza Group AG		61,375	37,187,739
Nestle SA (Reg. S)		2,446,774	275,208,085
Novartis AG		1,830,420	142,631,063
Partners Group Holding AG		15,869	14,305,377
Roche Holding AG (participation certificate)		579,758	186,294,528
Schindler Holding AG:
(participation certificate)		35,832	9,163,645
(Reg.)		14,635	3,757,107
SGS SA (Reg.)		5,147	12,859,782
Siemens Energy AG (b)		293,444	6,425,080
Sika AG		117,287	28,869,269
Sonova Holding AG Class B		45,511	10,795,182
Straumann Holding AG		8,601	8,967,289
Swatch Group AG (Bearer)		24,943	5,275,855
Swatch Group AG (Bearer) (Reg.)		45,404	1,853,891
Swiss Life Holding AG		27,176	9,134,242
Swiss Prime Site AG		62,530	5,257,716
Swiss Re Ltd.		245,171	17,577,340
Swisscom AG		21,949	11,161,807
Temenos Group AG		54,157	5,814,074
UBS Group AG		2,812,982	32,656,299
UBS Group AG (a)		233,620	2,731,018
Zurich Insurance Group Ltd.		124,116	41,224,592

TOTAL SWITZERLAND			1,121,539,361

Taiwan - 3.7%
Accton Technology Corp.		416,000	3,017,232
Acer, Inc.		2,385,060	1,988,314
Advantech Co. Ltd.		314,076	3,172,707
ASE Technology Holding Co. Ltd.		2,792,943	6,267,742
Asia Cement Corp.		1,829,785	2,631,887
ASMedia Technology, Inc.		23,000	1,153,658
ASUSTeK Computer, Inc.		622,422	5,275,869
AU Optronics Corp. (b)		7,298,000	2,946,974
Catcher Technology Co. Ltd.		608,000	3,835,996
Cathay Financial Holding Co. Ltd.		6,450,332	8,657,861
Chang Hwa Commercial Bank		4,040,041	2,407,728
Cheng Shin Rubber Industry Co. Ltd.		1,546,513	1,951,453
Chicony Electronics Co. Ltd.		511,870	1,540,494
China Airlines Ltd. (b)		835	255
China Development Finance Holding Corp.		10,072,819	2,950,478
China Life Insurance Co. Ltd.		2,500,996	1,674,091
China Steel Corp.		10,177,421	7,221,561
Chinatrust Financial Holding Co. Ltd.		14,536,255	9,171,219
Chunghwa Picture Tubes, Ltd. (b)(d)		551	3
Chunghwa Telecom Co. Ltd.		3,187,400	11,955,846
Compal Electronics, Inc.		3,600,394	2,340,778
Delta Electronics, Inc.		1,593,383	10,582,082
E.SUN Financial Holdings Co. Ltd.		9,238,420	7,846,957
ECLAT Textile Co. Ltd.		161,420	2,135,603
EVA Airways Corp.		1,607,284	606,755
Evergreen Marine Corp. (Taiwan) (b)		1,891,554	1,249,620
Far Eastern Textile Ltd.		2,502,032	2,251,995
Far EasTone Telecommunications Co. Ltd.		1,373,000	2,879,513
Feng Tay Enterprise Co. Ltd.		325,563	1,968,695
First Financial Holding Co. Ltd.		8,854,012	6,205,143
Formosa Chemicals & Fibre Corp.		2,919,620	7,021,212
Formosa Petrochemical Corp.		962,000	2,642,986
Formosa Plastics Corp.		3,322,640	9,186,648
Formosa Taffeta Co. Ltd.		542,000	592,034
Foxconn Technology Co. Ltd.		801,811	1,404,129
Fubon Financial Holding Co. Ltd.		5,481,487	7,798,124
Giant Manufacturing Co. Ltd.		243,042	2,387,179
GlobalWafers Co. Ltd.		178,000	2,582,055
Highwealth Construction Corp.		525,140	761,764
HIWIN Technologies Corp.		215,864	1,878,784
Hon Hai Precision Industry Co. Ltd. (Foxconn)		10,369,593	28,090,582
Hotai Motor Co. Ltd.		246,000	5,176,413
Hua Nan Financial Holdings Co. Ltd.		6,893,670	4,144,539
Innolux Corp.		7,381,819	2,557,021
Inventec Corp.		2,199,209	1,737,290
Largan Precision Co. Ltd.		82,000	8,670,348
Lite-On Technology Corp.		1,770,053	2,880,072
MediaTek, Inc.		1,249,989	29,623,284
Mega Financial Holding Co. Ltd.		9,254,833	8,912,253
Micro-Star International Co. Ltd.		572,000	2,299,276
Nan Ya Plastics Corp.		4,295,980	8,814,500
Nanya Technology Corp.		1,046,000	2,113,279
Nien Made Enterprise Co. Ltd.		144,000	1,620,749
Novatek Microelectronics Corp.		481,000	4,489,042
Pegatron Corp.		1,754,652	3,771,928
Phison Electronics Corp.		146,199	1,515,188
Pou Chen Corp.		2,014,240	1,774,227
Powertech Technology, Inc.		663,700	1,957,995
President Chain Store Corp.		485,000	4,373,798
Quanta Computer, Inc.		2,495,000	6,279,143
Realtek Semiconductor Corp.		405,744	5,041,840
Ruentex Development Co. Ltd.		572,922	791,024
Shin Kong Financial Holding Co. Ltd.		9,385,563	2,611,384
Sinopac Holdings Co.		8,554,250	3,199,359
Standard Foods Corp.		282,981	604,360
Synnex Technology International Corp.		1,016,920	1,508,905
Taishin Financial Holdings Co. Ltd.		7,888,758	3,474,373
Taiwan Business Bank		4,641,917	1,525,185
Taiwan Cement Corp.		4,001,311	5,671,403
Taiwan Cooperative Financial Holding Co. Ltd.		7,849,076	5,267,652
Taiwan High Speed Rail Corp.		1,573,000	1,663,227
Taiwan Mobile Co. Ltd.		1,343,400	4,587,723
Taiwan Semiconductor Manufacturing Co. Ltd.		20,082,000	303,775,722
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		42,483	3,563,049
The Shanghai Commercial & Savings Bank Ltd.		2,826,815	3,660,858
Unified-President Enterprises Corp.		4,158,620	8,910,602
United Microelectronics Corp.		9,634,000	10,352,158
Vanguard International Semiconductor Corp.		726,000	2,365,102
Walsin Technology Corp.		243,000	1,388,741
Win Semiconductors Corp.		300,000	3,261,212
Winbond Electronics Corp.		2,684,000	1,590,192
Wistron Corp.		2,336,291	2,327,390
Wiwynn Corp.		69,000	1,753,399
WPG Holding Co. Ltd.		1,371,378	1,859,886
Yageo Corp.		299,292	3,719,050
Yuanta Financial Holding Co. Ltd.		8,533,248	5,294,318

TOTAL TAIWAN			672,712,465

Thailand - 0.5%
Advanced Info Service PCL		133,700	739,488
Advanced Info Service PCL (For. Reg.)		884,900	4,894,337
Airports of Thailand PCL (For. Reg.)		4,031,200	6,683,363
Asset World Corp. PCL		5,377,000	503,043
B. Grimm Power PCL (For. Reg.)		586,000	737,474
Bangkok Bank PCL (For. Reg.)		341,800	1,058,716
Bangkok Commercial Asset Management PCL		1,802,900	1,167,132
Bangkok Dusit Medical Services PCL (For. Reg.)		7,929,400	4,448,785
Bangkok Expressway and Metro PCL		5,848,100	1,536,472
Berli Jucker PCL (For. Reg)		852,800	785,498
BTS Group Holdings PCL (For. Reg.)		5,448,400	1,563,465
Bumrungrad Hospital PCL (For. Reg.)		333,600	973,208
Central Pattana PCL (For. Reg.)		1,611,100	1,986,817
Central Retail Corp. PCL (c)		495,000	423,056
Central Retail Corp. PCL		1,375,150	1,175,283
Charoen Pokphand Foods PCL (For. Reg.)		3,517,640	2,847,201
CP ALL PCL		577,900	994,776
CP ALL PCL (For. Reg.)		5,029,200	8,657,086
Electricity Generating PCL (For. Reg.)		204,700	1,089,212
Energy Absolute PCL (For. Reg.)		1,204,700	1,468,481
Global Power Synergy Public Co. Ltd.		532,100	883,148
Gulf Energy Development PCL (For. Reg.)		1,871,500	1,710,794
Home Product Center PCL (For. Reg.)		5,041,347	2,254,483
Indorama Ventures PCL (For. Reg.)		1,256,000	889,253
Intouch Holdings PCL (For. Reg.)		1,767,100	3,030,741
IRPC PCL (For. Reg.)		7,980,400	516,687
Kasikornbank PCL		194,000	473,636
Kasikornbank PCL (For. Reg.)		1,331,500	3,208,124
Krung Thai Bank PCL (For. Reg.)		2,762,675	765,727
Krungthai Card PCL (For. Reg.)		638,800	808,930
Land & House PCL (For. Reg.)		7,055,500	1,446,787
Minor International PCL:
warrants 9/30/21 (b)		45,263	350
warrants 7/31/23 (b)		108,381	21,666
(For. Reg.)		2,894,698	1,548,634
Muangthai Leasing PCL		517,791	908,576
Osotspa PCL		630,600	646,766
PTT Exploration and Production PCL (For. Reg.)		1,080,051	2,728,836
PTT Global Chemical PCL (For. Reg.)		1,906,986	2,443,404
PTT PCL		825,000	819,817
PTT PCL (For. Reg.)		8,425,700	8,372,769
Ratchaburi Electric Generating Holding PCL (For. Reg.)		514,200	767,106
Siam Cement PCL (For. Reg.)		622,450	6,744,133
Siam Commercial Bank PCL (For. Reg.)		593,600	1,235,853
Srisawad Corp. PCL:
warrants 8/29/25 (b)		22,064	5,833
(For. Reg.)		551,600	880,357
Thai Oil PCL (For. Reg.)		821,100	901,735
Thai Union Frozen Products PCL (For. Reg.)		2,880,000	1,403,614
TMB Bank PCL (For. Reg.)		17,562,491	455,565
Total Access Communication PCL (For. Reg.)		369,700	363,527
True Corp. PCL (For. Reg.)		7,537,335	656,225

TOTAL THAILAND			90,625,969

Turkey - 0.1%
Akbank TAS (b)		2,693,537	1,533,286
Anadolu Efes Biracilik Ve Malt Sanayii A/S		157,702	365,672
Aselsan A/S		514,400	1,028,248
Bim Birlesik Magazalar A/S JSC		375,396	2,992,595
Eregli Demir ve Celik Fabrikalari T.A.S.		1,214,051	1,380,739
Ford Otomotiv Sanayi A/S		50,605	652,227
Haci Omer Sabanci Holding A/S		672,694	660,692
Koc Holding A/S		690,676	1,167,131
Tupras Turkiye Petrol Rafinerileri A/S (b)		92,531	825,430
Turk Hava Yollari AO (b)		406,057	437,095
Turk Sise ve Cam Fabrikalari A/S		1,046,809	765,790
Turkcell Iletisim Hizmet A/S		979,700	1,706,978
Turkiye Garanti Bankasi A/S (b)		1,955,382	1,540,130
Turkiye Is Bankasi A/S Series C (b)		1,192,677	727,320
Yapi ve Kredi Bankasi A/S (b)		2,176,362	558,408

TOTAL TURKEY			16,341,741

United Arab Emirates - 0.2%
Abu Dhabi Commercial Bank PJSC (d)		2,280,370	3,644,221
Aldar Properties PJSC		2,872,134	2,142,479
Dubai Islamic Bank Pakistan Ltd.		1,384,467	1,567,968
Emaar Malls Group PJSC (b)		1,903,145	766,823
Emaar Properties PJSC (b)		2,613,334	1,899,623
Emirates NBD Bank PJSC		2,078,304	5,375,192
Emirates Telecommunications Corp.		1,444,535	6,638,376
National Bank of Abu Dhabi PJSC		2,468,701	7,702,194

TOTAL UNITED ARAB EMIRATES			29,736,876

United Kingdom - 7.4%
3i Group PLC		810,075	10,085,235
Admiral Group PLC		149,825	5,337,703
Anglo American PLC (United Kingdom)		1,010,359	23,707,161
Antofagasta PLC		313,358	4,179,310
Ashtead Group PLC		370,705	13,446,953
Associated British Foods PLC		293,162	6,446,959
AstraZeneca PLC (United Kingdom)		1,082,034	108,642,167
Auto Trader Group PLC (c)		891,967	6,706,192
Aveva Group PLC		52,216	2,902,006
Aviva PLC		3,242,593	10,815,917
BAE Systems PLC		2,687,418	13,814,387
Barclays PLC (b)		14,293,636	19,812,053
Barratt Developments PLC		858,286	5,364,963
Berkeley Group Holdings PLC		107,015	5,624,541
BHP Billiton PLC		1,739,555	33,699,285
BP PLC		10,415,010	26,565,408
BP PLC sponsored ADR		1,110,028	17,183,233
British American Tobacco PLC (United Kingdom)		1,894,808	60,056,688
British Land Co. PLC		748,225	3,379,069
BT Group PLC		7,229,956	9,497,538
Bunzl PLC		277,145	8,616,992
Burberry Group PLC		327,815	5,757,357
Coca-Cola European Partners PLC		179,806	6,420,872
Compass Group PLC		1,475,987	20,202,937
Croda International PLC		101,862	7,962,600
Diageo PLC		1,926,949	62,274,906
Direct Line Insurance Group PLC		1,093,449	3,732,644
Evraz PLC		436,685	2,033,783
GlaxoSmithKline PLC		4,131,883	68,996,234
Halma PLC		319,822	9,811,320
Hargreaves Lansdown PLC		272,080	4,767,287
Hikma Pharmaceuticals PLC		136,677	4,444,333
HSBC Holdings PLC (United Kingdom)		16,762,794	70,246,074
Imperial Brands PLC		792,103	12,560,314
Informa PLC		1,233,162	6,677,807
InterContinental Hotel Group PLC		144,532	7,332,366
Intertek Group PLC		133,807	9,658,893
J Sainsbury PLC		1,511,081	3,946,533
John David Group PLC		351,017	3,370,552
Johnson Matthey PLC		158,949	4,425,187
Kingfisher PLC		1,714,411	6,375,874
Land Securities Group PLC		601,529	3,968,877
Legal & General Group PLC		4,904,619	11,742,070
Lloyds Banking Group PLC		58,293,137	21,224,947
London Stock Exchange Group PLC		261,573	28,197,026
M&G PLC		2,168,666	4,120,142
Melrose Industries PLC		3,948,554	6,120,518
Mondi PLC		247,750	4,651,364
Mondi PLC		158,564	3,005,290
National Grid PLC		2,887,846	34,381,669
Next PLC		108,385	8,200,106
NMC Health PLC (b)		75,611	20,717
Ocado Group PLC (b)		378,326	11,155,162
Pearson PLC		310,999	2,054,701
Pearson PLC sponsored ADR (a)		286,321	1,912,624
Persimmon PLC		260,014	7,868,772
Prudential PLC		2,149,099	26,284,562
Reckitt Benckiser Group PLC		583,723	51,419,306
RELX PLC (London Stock Exchange)		1,593,699	31,537,331
Rentokil Initial PLC (b)		1,532,444	10,442,579
Rio Tinto PLC		922,934	52,202,463
Rolls-Royce Holdings PLC (a)		1,602,609	1,480,732
Rolls-Royce Holdings PLC rights 11/6/20 (b)		5,342,029	2,699,033
Royal Bank of Scotland Group PLC		3,994,166	6,426,657
Royal Dutch Shell PLC:
Class A (United Kingdom)		3,586,974	45,122,313
Class B (United Kingdom)		2,843,205	34,287,176
RSA Insurance Group PLC		808,199	4,435,184
Sage Group PLC		900,795	7,417,324
Schroders PLC		108,830	3,685,459
Scottish & Southern Energy PLC		850,419	13,826,559
Segro PLC		984,355	11,502,592
Severn Trent PLC		182,356	5,740,685
Smith & Nephew PLC		721,529	12,528,730
Smiths Group PLC		331,926	5,716,985
Spirax-Sarco Engineering PLC		59,309	8,666,967
St. James's Place Capital PLC		474,438	5,526,793
Standard Chartered PLC (United Kingdom)		2,221,752	10,125,788
Standard Life PLC		1,894,959	5,511,294
Taylor Wimpey PLC		3,115,690	4,270,486
Tesco PLC		8,088,048	21,526,731
Unilever PLC		961,612	54,863,638
United Utilities Group PLC		526,691	5,891,222
Vodafone Group PLC		13,686,877	18,257,871
Vodafone Group PLC sponsored ADR		827,115	11,174,324
Whitbread PLC		169,008	4,700,854
WM Morrison Supermarkets PLC		1,982,178	4,183,128

TOTAL UNITED KINGDOM			1,346,960,384

United States of America - 0.2%
NICE Systems Ltd. sponsored ADR (b)		19,963	4,556,754
Southern Copper Corp. (a)		74,944	3,922,569
Yum China Holdings, Inc.		333,025	17,726,921

TOTAL UNITED STATES OF AMERICA			26,206,244

TOTAL COMMON STOCKS
(Cost $16,606,149,707)			17,154,679,176

Nonconvertible Preferred Stocks - 1.0%
Brazil - 0.4%
Ambev SA sponsored ADR		724,205	1,549,799
Banco Bradesco SA:
(PN)		3,083,951	10,835,307
(PN) sponsored ADR		1,190,501	4,166,754
Brasil Foods SA sponsored ADR (b)		195,874	579,787
Braskem SA (PN-A)		144,300	574,388
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)		249,442	1,347,207
Companhia Energetica de Minas Gerais (CEMIG) (PN)		730,837	1,305,532
Companhia Paranaense de Energia-Copel (PN-B)		80,800	869,685
Gerdau SA		901,750	3,427,560
Itau Unibanco Holding SA		3,039,961	12,439,684
Itau Unibanco Holding SA sponsored ADR		975,637	3,990,355
Itausa-Investimentos Itau SA (PN)		3,602,107	5,706,420
Lojas Americanas SA (PN)		747,367	3,025,704
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)		2,554,640	8,432,433
(PN) sponsored ADR (non-vtg.)		911,924	6,027,818
sponsored ADR		109,587	726,562
Telefonica Brasil SA		391,740	2,904,281

TOTAL BRAZIL			67,909,276

Chile - 0.0%
Embotelladora Andina SA Class B		270,162	562,474
Sociedad Quimica y Minera de Chile SA (PN-B)		93,739	3,424,449

TOTAL CHILE			3,986,923

Colombia - 0.0%
Bancolombia SA (PN)		404,581	2,561,069
France - 0.0%
Air Liquide SA (b)		41,793	6,108,614
Germany - 0.4%
Bayerische Motoren Werke AG (BMW) (non-vtg.)		63,738	3,295,921
Fuchs Petrolub AG		57,476	2,957,384
Henkel AG & Co. KGaA		152,217	14,806,386
Porsche Automobil Holding SE (Germany)		129,182	6,920,784
Sartorius AG (non-vtg.)		29,416	12,449,846
Volkswagen AG		151,912	22,133,231

TOTAL GERMANY			62,563,552

Korea (South) - 0.2%
AMOREPACIFIC Corp.		4,740	220,298
Hyundai Motor Co.		22,245	1,548,515
Hyundai Motor Co. Series 2		22,192	1,568,987
LG Chemical Ltd.		7,920	2,191,231
LG Household & Health Care Ltd.		831	506,463
Samsung Electronics Co. Ltd.		726,033	32,226,652

TOTAL KOREA (SOUTH)			38,262,146

Russia - 0.0%
Surgutneftegas OJSC		5,762,117	2,629,603
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $221,190,596)			184,021,183
		Principal Amount(f)	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $46,681)	INR	233,068	44,550

U.S. Government and Government Agency Obligations - 0.3%
U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.17% 11/5/20 to 2/4/21 (g)
(Cost $52,295,397)		$52,300,000	52,295,872
		Shares	Value

Money Market Funds - 3.6%
Fidelity Cash Central Fund 0.10% (h)		467,592,458	$467,685,976
Fidelity Securities Lending Cash Central Fund 0.11% (h)(i)		189,625,691	189,644,654
TOTAL MONEY MARKET FUNDS
(Cost $657,330,222)			657,330,630
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $17,537,012,603)			18,048,371,411
NET OTHER ASSETS (LIABILITIES) - 0.7%			129,077,483
NET ASSETS - 100%			$18,177,448,894

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	5,840	Dec. 2020	$520,898,800	$(15,042,716)	$(15,042,716)
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	4,725	Dec. 2020	260,323,875	3,029,262	3,029,262
TME S&P/TSX 60 Index Contracts (Canada)	383	Dec. 2020	53,205,464	(1,496,794)	(1,496,794)
TOTAL FUTURES CONTRACTS					$(13,510,248)

The notional amount of futures purchased as a percentage of Net Assets is 4.6%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $866,886,725.

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $366,968,571 or 2.0% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Amount is stated in United States dollars unless otherwise noted.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $52,295,872.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,468,558
Fidelity Securities Lending Cash Central Fund	2,241,102
Total	$6,709,660

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,364,303,120	$380,816,317	$983,486,803	$--
Consumer Discretionary	2,493,775,810	1,480,937,944	1,012,826,738	11,128
Consumer Staples	1,642,286,279	578,564,209	1,063,696,120	25,950
Energy	689,691,103	292,923,060	396,768,043	--
Financials	2,977,418,951	1,390,207,358	1,583,567,368	3,644,225
Health Care	1,732,281,366	354,169,323	1,378,112,043	--
Industrials	2,005,815,194	888,930,066	1,116,885,128	--
Information Technology	2,026,291,691	542,079,841	1,484,210,263	1,587
Materials	1,361,086,594	743,877,601	617,208,993	--
Real Estate	465,215,235	236,892,062	228,323,173	--
Utilities	580,535,016	402,480,241	178,054,773	2
Corporate Bonds	44,550	--	44,550	--
U.S. Government and Government Agency Obligations	52,295,872	--	52,295,872	--
Money Market Funds	657,330,630	657,330,630	--	--
Total Investments in Securities:	$18,048,371,411	$7,949,208,652	$10,095,479,867	$3,682,892
Derivative Instruments:
Assets
Futures Contracts	$3,029,262	$3,029,262	$--	$--
Total Assets	$3,029,262	$3,029,262	$--	$--
Liabilities
Futures Contracts	$(16,539,510)	$(16,539,510)	$--	$--
Total Liabilities	$(16,539,510)	$(16,539,510)	$--	$--
Total Derivative Instruments:	$(13,510,248)	$(13,510,248)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$3,029,262	$(16,539,510)
Total Equity Risk	3,029,262	(16,539,510)
Total Value of Derivatives	$3,029,262	$(16,539,510)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $179,003,053) — See accompanying schedule: Unaffiliated issuers (cost $16,879,682,381)	$17,391,040,781
Fidelity Central Funds (cost $657,330,222)	657,330,630
Total Investment in Securities (cost $17,537,012,603)		$18,048,371,411
Segregated cash with brokers for derivative instruments		5,923,098
Cash		114,448
Foreign currency held at value (cost $58,650,959)		58,578,884
Receivable for investments sold		1,243,727
Receivable for fund shares sold		256,700,135
Dividends receivable		48,105,528
Interest receivable		161
Distributions receivable from Fidelity Central Funds		205,020
Receivable from investment adviser for expense reductions		137,892
Other receivables		2,267
Total assets		18,419,382,571
Liabilities
Payable for investments purchased
Regular delivery	$41,664,280
Delayed delivery	51,940
Payable for fund shares redeemed	1,547,600
Payable for daily variation margin on futures contracts	4,474,675
Other payables and accrued expenses	4,530,648
Collateral on securities loaned	189,664,534
Total liabilities		241,933,677
Net Assets		$18,177,448,894
Net Assets consist of:
Paid in capital		$17,832,500,584
Total accumulated earnings (loss)		344,948,310
Net Assets		$18,177,448,894
Net Asset Value, offering price and redemption price per share ($18,177,448,894 ÷ 1,486,436,679 shares)		$12.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$374,757,425
Non-Cash dividends		18,878,420
Interest		182,736
Income from Fidelity Central Funds (including $2,241,102 from security lending)		6,709,660
Income before foreign taxes withheld		400,528,241
Less foreign taxes withheld		(35,781,590)
Total income		364,746,651
Expenses
Custodian fees and expenses	$3,076,209
Independent trustees' fees and expenses	46,235
Commitment fees	33,651
Total expenses before reductions	3,156,095
Expense reductions	(1,015,925)
Total expenses after reductions		2,140,170
Net investment income (loss)		362,606,481
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $28,429)	(304,157,129)
Fidelity Central Funds	(5,595)
Foreign currency transactions	(8,022,131)
Futures contracts	(38,272,259)
Total net realized gain (loss)		(350,457,114)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,203,735)	(230,653,317)
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	868,676
Futures contracts	(23,279,567)
Total change in net unrealized appreciation (depreciation)		(253,064,207)
Net gain (loss)		(603,521,321)
Net increase (decrease) in net assets resulting from operations		$(240,914,840)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$362,606,481	$248,923,717
Net realized gain (loss)	(350,457,114)	(6,948,205)
Change in net unrealized appreciation (depreciation)	(253,064,207)	661,419,837
Net increase (decrease) in net assets resulting from operations	(240,914,840)	903,395,349
Distributions to shareholders	(282,158,115)	(162,270,724)
Share transactions
Proceeds from sales of shares	9,185,580,728	5,751,733,918
Reinvestment of distributions	282,158,115	162,270,722
Cost of shares redeemed	(2,833,802,250)	(535,268,971)
Net increase (decrease) in net assets resulting from share transactions	6,633,936,593	5,378,735,669
Total increase (decrease) in net assets	6,110,863,638	6,119,860,294
Net Assets
Beginning of period	12,066,585,256	5,946,724,962
End of period	$18,177,448,894	$12,066,585,256
Other Information
Shares
Sold	751,055,863	470,239,752
Issued in reinvestment of distributions	21,771,460	14,436,897
Redeemed	(230,734,901)	(44,169,493)
Net increase (decrease)	542,092,422	440,507,156

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Global ex U.S. Index Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.78	$11.80	$13.22	$10.95	$11.15
Income from Investment Operations
Net investment income (loss)A	.29	.40	.37	.33	.30
Net realized and unrealized gain (loss)	(.56)	.90	(1.46)	2.21	(.23)
Total from investment operations	(.27)	1.30	(1.09)	2.54	.07
Distributions from net investment income	(.26)	(.32)	(.31)	(.27)	(.27)
Distributions from net realized gain	(.01)	–	(.02)	(.01)	–
Total distributions	(.28)B	(.32)	(.33)	(.27)B	(.27)
Net asset value, end of period	$12.23	$12.78	$11.80	$13.22	$10.95
Total ReturnC	(2.27)%	11.36%	(8.48)%	23.84%	.71%
Ratios to Average Net AssetsD,E
Expenses before reductions	.02%	.04%	.06%	.06%	.16%
Expenses net of fee waivers, if any	.01%	.04%	.06%	.06%	.16%
Expenses net of all reductions	.01%	.04%	.06%	.06%	.16%
Net investment income (loss)	2.42%	3.27%	2.82%	2.74%	2.84%
Supplemental Data
Net assets, end of period (000 omitted)	$18,177,449	$12,066,585	$5,946,725	$4,997,008	$3,638,463
Portfolio turnover rateF	5%	3%G	2%	4%	1%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Series Global ex U.S. Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,933,323,330
Gross unrealized depreciation	(2,586,886,475)
Net unrealized appreciation (depreciation)	$346,436,855
Tax Cost	$17,700,437,762

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$310,239,590
Capital loss carryforward	$(308,865,746)
Net unrealized appreciation (depreciation) on securities and other investments	$347,242,164

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(93,602,667)
Long-term	(215,263,079)
Total capital loss carryforward	$(308,865,746)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$282,158,115	$ 162,270,724

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Global ex U.S. Index Fund	6,935,578,943	653,286,947

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $811,648,495 in exchange for 65,088,091 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Series Global ex U.S. Index Fund	$33,651

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Global ex U.S. Index Fund	$23,440	$3,102	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .013% of average net assets. This reimbursement will remain in place through February 28, 2024. The expense limitation prior to August 1, 2020 was .014%. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $1,012,876.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,049.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Global ex U.S. Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Global ex U.S. Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Series Global ex U.S. Index Fund	.01%
Actual		$1,000.00	$1,130.30	$.05
Hypothetical-C		$1,000.00	$1,025.09	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 72% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Global ex U.S. Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's and Geode's investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.014% through February 28, 2023.

At its September 2020 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective October 1, 2020) that lowered the sub-advisory fee rate that FMR pays to Geode.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SGX-ANN-1220
1.899279.111

Fidelity® Emerging Markets Index Fund

Fidelity® Global ex U.S. Index Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Fidelity® Emerging Markets Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Global ex U.S. Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Emerging Markets Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Emerging Markets Index Fund	8.54%	7.95%	3.09%

 A From September 8, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Index Fund on September 8, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$13,214	Fidelity® Emerging Markets Index Fund
$13,610	MSCI Emerging Markets Index

Fidelity® Emerging Markets Index Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2020, the fund gained 8.54%, compared with the 8.27% advance of the benchmark MSCI Emerging Markets Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) Individually, Chinese e-commerce and cloud-computing company Alibaba Group (+72%) was the fund's top contributor, driven by favorable quarterly financial results announced in mid-August. Chinese entertainment conglomerate Tencent Holdings (+86%) also added value after generating strong earnings and revenue growth during the past 12 months. Another key contributor was Taiwan Semiconductor Manufacturing Co., whose shares rose 58%, aided by strong customer demand for chip manufacturing services among global technology companies. Other notable contributors included Chinese stocks Meituan (+211%), a shopping platform, and JD.com (+161%), an e-commerce group, both of which benefited from strong demand amid consumers' transition to working and shopping from home. On the negative side, several of the biggest individual detractors were firms based in Brazil, where a severe coronavirus outbreak caused a steep drop in the country's stock market in early 2020. Specifically, banks Itau Unibanco (-53%) and Bradesco (-55%) were notable underperformers, as was an investment in state-owned energy company Petrobras. Weak energy pricing hurt the latter, as it also did for Russian natural gas producer Gazprom (-49%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	8.5
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	6.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	5.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.6
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	2.0
Naspers Ltd. Class N (South Africa, Internet & Direct Marketing Retail)	1.3
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.2
JD.com, Inc. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.0
China Construction Bank Corp. (H Shares) (China, Banks)	1.0
Ping An Insurance Group Co. of China Ltd. (H Shares) (China, Insurance)	0.9
31.5

Top Market Sectors as of October 31, 2020

% of fund's net assets
Consumer Discretionary	20.1
Information Technology	17.8
Financials	17.2
Communication Services	12.8
Materials	6.3
Consumer Staples	6.0
Energy	4.8
Industrials	4.1
Health Care	4.1
Real Estate	2.0

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Cayman Islands	27.5%
Taiwan	12.0%
Korea (South)	11.5%
China	11.4%
India	7.8%
Brazil	4.3%
United States of America	4.2%
South Africa	3.3%
Saudi Arabia	2.6%
Other*	15.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	100.1
Short-Term Investments and Net Other Assets (Liabilities)	(0.1)

Fidelity® Emerging Markets Index Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 94.3%
		Shares	Value
Argentina - 0.0%
Telecom Argentina SA Class B sponsored ADR		43,368	$277,989
YPF SA Class D sponsored ADR (a)		87,392	281,402

TOTAL ARGENTINA			559,391

Bailiwick of Jersey - 0.1%
Polymetal International PLC		118,226	2,491,796
Bermuda - 0.7%
Alibaba Health Information Technology Ltd. (a)		1,696,000	4,430,055
Alibaba Pictures Group Ltd. (a)		5,880,000	766,050
Beijing Enterprises Water Group Ltd.		2,460,000	932,912
Brilliance China Automotive Holdings Ltd.		1,488,000	1,284,066
China Gas Holdings Ltd.		1,315,600	4,030,377
China Resource Gas Group Ltd.		468,000	2,028,352
Cosco Shipping Ports Ltd.		906,977	529,972
Credicorp Ltd.		3,624	413,498
Credicorp Ltd. (United States)		30,526	3,500,722
GOME Electrical Appliances Holdings Ltd. (a)(b)		4,765,802	528,680
Haier Electronics Group Co. Ltd.		643,000	2,438,465
Kunlun Energy Co. Ltd.		1,918,000	1,237,020
Luye Pharma Group Ltd. (c)		879,500	508,244
Neo-China Group (Holdings) Ltd.		42,000	3,901
Nine Dragons Paper (Holdings) Ltd.		850,000	1,129,313
Shenzhen International Holdings Ltd.		567,674	881,625

TOTAL BERMUDA			24,643,252

Brazil - 3.2%
Ambev SA		2,374,200	5,039,736
Atacadao SA		195,600	628,939
B2W Companhia Global do Varejo (a)		111,987	1,468,452
Banco Bradesco SA		702,731	2,225,293
Banco do Brasil SA		434,600	2,257,092
Banco Santander SA (Brasil) unit		205,100	1,145,610
BB Seguridade Participacoes SA		344,600	1,422,133
BM&F BOVESPA SA		1,034,814	9,206,643
Brasil Foods SA (a)		280,000	818,829
BTG Pactual Participations Ltd. unit		115,100	1,454,309
CCR SA		596,400	1,159,965
Centrais Eletricas Brasileiras SA (Electrobras)		166,865	903,254
Cielo SA		600,614	352,751
Companhia Brasileira de Distribuicao Grupo Pao de Acucar		79,200	855,086
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)		168,400	1,247,310
Companhia Siderurgica Nacional SA (CSN)		346,100	1,238,926
Cosan SA Industria e Comercio		77,800	881,190
CPFL Energia SA		113,500	551,285
Drogasil SA		544,000	2,281,066
Energisa SA unit		90,000	658,301
ENGIE Brasil Energia SA		100,650	699,715
Equatorial Energia SA		460,900	1,600,874
Hapvida Participacoes e Investimentos SA (c)		109,700	1,230,647
Hypermarcas SA		186,600	907,317
IRB Brasil Resseguros SA		610,132	652,883
Itausa-Investimentos Itau SA		13,012	23,403
JBS SA		550,800	1,867,054
Klabin SA unit		341,200	1,411,669
Kroton Educacional SA		876,674	655,449
Localiza Rent A Car SA		304,949	3,224,898
Lojas Renner SA		402,359	2,626,085
Magazine Luiza SA		1,467,724	6,300,167
Multiplan Empreendimentos Imobiliarios SA		138,858	459,073
Natura & Co. Holding SA		442,490	3,555,066
Notre Dame Intermedica Participacoes SA		244,000	2,795,946
Petrobras Distribuidora SA		389,400	1,301,631
Petroleo Brasileiro SA - Petrobras (ON)		1,953,197	6,467,596
Porto Seguro SA		47,600	393,380
Rumo SA (a)		657,600	2,101,863
Sul America SA unit		143,774	1,002,017
Suzano Papel e Celulose SA (a)		374,517	3,266,772
TIM SA		418,600	864,492
Ultrapar Participacoes SA		359,500	1,026,257
Vale SA		1,857,284	19,599,081
Via Varejo SA (a)		643,400	1,924,162
Weg SA		421,232	5,566,800

TOTAL BRAZIL			107,320,467

British Virgin Islands - 0.0%
Tianhe Chemicals Group Ltd. (d)		376,000	28,373
Cayman Islands - 27.5%
3SBio, Inc. (a)(c)		624,000	580,334
51job, Inc. sponsored ADR (a)		13,052	914,945
AAC Technology Holdings, Inc.		366,500	1,931,187
Agile Property Holdings Ltd.		576,000	787,565
Airtac International Group		65,000	1,744,905
AK Medical Holdings Ltd. (c)		190,000	423,502
Alibaba Group Holding Ltd. sponsored ADR (a)		942,812	287,265,369
Anta Sports Products Ltd.		543,000	5,974,576
Autohome, Inc. ADR Class A		30,077	2,873,857
Baidu.com, Inc. sponsored ADR (a)		136,989	18,226,386
Baozun, Inc. sponsored ADR (a)(b)		28,926	1,058,402
Best, Inc. ADR (a)		96,415	247,787
Bilibili, Inc. ADR (a)		59,014	2,636,155
Bosideng International Holdings Ltd.		1,588,000	694,398
Chailease Holding Co. Ltd.		628,404	3,042,188
China Aoyuan Group Ltd.		593,000	555,328
China Conch Venture Holdings Ltd.		823,000	3,657,188
China East Education Holdings Ltd. (c)		269,000	517,007
China Education Group Holdings Ltd.		367,000	609,734
China Feihe Ltd. (c)		583,000	1,322,043
China Hongqiao Group Ltd.		840,500	607,133
China Huishan Dairy Holdings Co. Ltd. (d)		888,000	24,054
China Liansu Group Holdings Ltd.		534,000	862,390
China Literature Ltd. (a)(c)		150,200	1,230,274
China Medical System Holdings Ltd.		669,000	700,713
China Mengniu Dairy Co. Ltd.		1,388,000	6,525,972
China Overseas Property Holdings Ltd.		645,000	466,746
China Resources Cement Holdings Ltd.		1,236,000	1,613,456
China Resources Land Ltd.		1,608,744	6,547,033
China State Construction International Holdings Ltd.		1,009,000	697,612
China Yuhua Education Corp. Ltd. (c)		574,000	453,869
CIFI Holdings Group Co. Ltd.		1,619,236	1,117,435
Country Garden Holdings Co. Ltd.		3,904,656	4,804,956
Country Garden Services Holdings Co. Ltd.		691,000	4,336,298
Ctrip.com International Ltd. ADR (a)		238,675	6,864,293
Dali Foods Group Co. Ltd. (c)		1,008,000	624,108
ENN Energy Holdings Ltd.		397,200	5,018,477
Evergrande Real Estate Group Ltd.		931,000	1,849,391
Future Land Development Holding Ltd.		1,066,000	797,523
GDS Holdings Ltd. ADR (a)(b)		39,691	3,335,632
Geely Automobile Holdings Ltd.		2,959,000	6,076,399
Genscript Biotech Corp.		508,000	703,763
Greentown Service Group Co. Ltd.		716,000	784,114
GSX Techedu, Inc. ADR (a)(b)		38,782	2,575,900
Haidilao International Holding Ltd. (c)		400,000	2,641,728
Haitian International Holdings Ltd.		317,000	785,089
Hansoh Pharmaceutical Group Co. Ltd. (a)(c)		600,000	2,673,976
Hengan International Group Co. Ltd.		329,500	2,284,505
Huazhu Group Ltd. ADR		79,280	3,141,866
Hutchison China Meditech Ltd. sponsored ADR (a)		34,385	1,012,294
HUYA, Inc. ADR (a)(b)		31,367	702,621
Innovent Biologics, Inc. (a)(c)		474,000	3,497,298
iQIYI, Inc. ADR (a)		113,750	2,809,625
JD.com, Inc. sponsored ADR (a)		427,208	34,825,996
Kaisa Group Holdings Ltd.		1,194,000	554,453
KE Holdings, Inc. ADR (a)		46,065	3,213,034
Kingboard Chemical Holdings Ltd.		345,000	1,165,946
Kingboard Laminates Holdings Ltd.		527,500	839,645
Kingdee International Software Group Co. Ltd.		1,168,000	3,065,953
Kingsoft Corp. Ltd.		413,000	2,205,508
Koolearn Technology Holding Ltd. (a)(c)		115,500	373,205
KWG Living Group Holdings Ltd.		312,500	245,082
KWG Property Holding Ltd.		625,000	825,540
Lee & Man Paper Manufacturing Ltd.		642,000	484,450
Legend Biotech Corp. ADR (a)		85	2,199
Li Ning Co. Ltd.		1,055,000	5,443,405
Lijun International Pharmaceutical Holding Ltd.		740,000	403,767
Logan Property Holdings Co. Ltd.		676,000	1,056,836
Longfor Properties Co. Ltd. (c)		898,000	4,905,553
Meituan Class B (a)		1,788,500	66,487,675
Momo, Inc. ADR		74,755	1,121,325
NetEase, Inc. ADR		206,565	17,927,776
New Oriental Education & Technology Group, Inc. sponsored ADR (a)		71,678	11,495,718
NIO, Inc. sponsored ADR (a)		536,402	16,403,173
Noah Holdings Ltd. sponsored ADR (a)		16,483	433,997
Pinduoduo, Inc. ADR (a)		136,299	12,264,184
Ping An Healthcare and Technology Co. Ltd. (a)(c)		259,600	3,348,597
Semiconductor Manufacturing International Corp. (a)		1,778,200	5,245,925
Shenzhou International Group Holdings Ltd.		415,400	7,174,726
Shimao Property Holdings Ltd.		621,500	2,192,586
Silergy Corp.		37,000	2,276,207
SINA Corp. (a)		30,732	1,316,866
Sino Biopharmaceutical Ltd.		5,245,000	5,290,668
SOHO China Ltd. (a)		1,021,500	272,751
Sunac China Holdings Ltd.		1,286,000	4,744,224
Sunny Optical Technology Group Co. Ltd.		358,800	5,933,332
TAL Education Group ADR (a)		190,270	12,645,344
Tencent Holdings Ltd.		2,876,700	219,796,145
Tencent Music Entertainment Group ADR (a)		185,741	2,763,826
Tingyi (Cayman Islands) Holding Corp.		994,000	1,815,549
Tongcheng-Elong Holdings Ltd. (a)		418,400	694,050
Topsports International Holdings Ltd. (c)		611,000	835,421
Uni-President China Holdings Ltd.		635,000	548,791
Vinda International Holdings Ltd.		177,000	468,043
Vipshop Holdings Ltd. ADR (a)		222,273	4,756,642
Want Want China Holdings Ltd.		2,532,000	1,672,214
Weibo Corp. sponsored ADR (a)(b)		28,767	1,195,269
Wuxi Biologics (Cayman), Inc. (a)(c)		511,000	14,277,020
Xiaomi Corp. Class B (a)(c)		5,281,600	15,021,056
Xinyi Solar Holdings Ltd.		2,041,499	3,713,013
XPeng, Inc. ADR (a)		52,319	1,013,942
Yihai International Holding Ltd.		237,000	3,136,562
Yuzhou Properties Co.		947,912	365,593
YY, Inc. ADR		29,152	2,663,910
Zai Lab Ltd. ADR (a)		34,304	2,814,643
Zhen Ding Technology Holding Ltd.		289,000	1,222,308
Zhenro Properties Group Ltd.		745,000	429,558
Zhongsheng Group Holdings Ltd. Class H		288,500	2,050,480
ZTO Express, Inc. sponsored ADR		203,503	5,897,517

TOTAL CAYMAN ISLANDS			936,566,597

Chile - 0.4%
Aguas Andinas SA		1,284,354	333,620
Banco de Chile		23,347,034	1,802,428
Banco de Credito e Inversiones		25,580	800,545
Banco Santander Chile		34,268,676	1,199,603
Cencosud SA		704,219	978,967
Cencosud Shopping SA		251,913	332,930
Colbun SA		3,896,654	588,051
Compania Cervecerias Unidas SA		72,342	402,264
Compania de Petroleos de Chile SA (COPEC)		202,231	1,542,950
CorpBanca SA		3	0
Empresa Nacional de Telecomunicaciones SA (ENTEL)		74,880	422,061
Empresas CMPC SA		590,190	1,227,317
Enel Chile SA		13,628,551	914,503
Enersis SA		17,342,549	2,300,977
S.A.C.I. Falabella		370,108	1,014,650
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR		1,464	54,183

TOTAL CHILE			13,915,049

China - 11.4%
A-Living Services Co. Ltd. (H Shares) (c)		213,250	893,986
Accelink Technologies Co. Ltd. (A Shares)		20,000	94,026
Addsino Co. Ltd. (A Shares)		48,000	144,606
AECC Aero-Engine Control Co. Ltd. (A Shares)		34,000	90,993
Agricultural Bank of China Ltd.:
(A Shares)		1,680,500	791,589
(H Shares)		14,509,000	4,903,396
Aier Eye Hospital Group Co. Ltd. (A Shares)		120,301	1,121,847
Air China Ltd.:
(A Shares)		179,000	181,962
(H Shares)		930,000	599,807
Aisino Co. Ltd. (A Shares)		55,000	127,923
Aluminum Corp. of China Ltd.:
(A shares) (a)		691,400	297,250
(H Shares) (a)		1,678,000	366,510
Angang Steel Co. Ltd. (A Shares)		166,800	65,899
Angel Yeast Co. Ltd. (A Shares)		24,700	195,249
Anhui Conch Cement Co. Ltd.:
(A Shares)		87,500	667,066
(H Shares)		659,500	4,113,102
Anhui Gujing Distillery Co. Ltd.:
(A Shares)		11,900	374,508
(B Shares)		61,300	697,484
Anhui Kouzi Distillery Co. Ltd. (A Shares)		17,900	146,881
Apeloa Pharmaceutical Co. Ltd. A Shares		35,100	107,370
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)		6,900	283,497
Autobio Diagnostics Co. Ltd.		8,800	229,596
AVIC Aircraft Co. Ltd. (A Shares)		82,600	299,576
AVIC Aviation Engine Corp. PLC (A Shares)		66,900	366,059
AVIC Capital Co. Ltd. (A Shares)		270,500	177,227
AVIC Electromechanical Systems Co. Ltd. (A Shares)		107,600	170,332
AVIC Jonhon OptronicTechnology Co. Ltd.		33,000	273,795
AVIC Shenyang Aircraft Co. Ltd. (A Shares)		34,800	270,012
AviChina Industry & Technology Co. Ltd. (H Shares)		1,240,000	638,194
BAIC BluePark New Energy Technology Co. Ltd. (A Shares) (a)		83,600	83,236
Baic Motor Corp. Ltd. (H Shares) (c)		800,500	295,315
Bank Communications Co. Ltd.:
(A Shares)		746,800	505,889
(H Shares)		4,926,000	2,420,904
Bank of Beijing Co. Ltd. (A Shares)		641,580	448,142
Bank of Chengdu Co. Ltd. (A Shares)		113,900	176,457
Bank of China Ltd.:
(A Shares)		361,700	172,011
(H Shares)		40,710,000	12,858,715
Bank of Hangzhou Co. Ltd. (A Shares)		183,520	356,261
Bank of Jiangsu Co. Ltd. (A Shares)		355,000	319,167
Bank of Nanjing Co. Ltd. (A Shares)		305,500	349,763
Bank of Ningbo Co. Ltd. (A Shares)		179,200	911,546
Bank of Shanghai Co. Ltd. (A Shares)		427,377	501,943
Baoshan Iron & Steel Co. Ltd. (A Shares)		557,600	445,789
BBMG Corp.:
(A Shares)		118,700	53,502
(H Shares)		238,000	44,822
Beijing Capital Development Co. Ltd. (A Shares)		77,900	71,958
Beijing Capital International Airport Co. Ltd. (H Shares)		918,000	560,095
Beijing Dabeinong Technology Group Co. Ltd. (A Shares)		124,400	154,525
Beijing E-Hualu Information Technology Co. Ltd. (A Shares)		19,440	92,451
Beijing Enlight Media Co. Ltd. (A Shares)		88,600	161,214
Beijing Kunlun Tech Co. Ltd. (A Shares)		34,200	125,836
Beijing New Building Materials PLC (A Shares)		49,900	258,259
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)		69,900	388,581
Beijing Originwater Technology Co. Ltd. (A Shares)		93,800	109,020
Beijing Shiji Information Technology Co. Ltd. (A Shares)		26,400	146,110
Beijing Shunxin Agriculture Co. Ltd.		21,900	180,183
Beijing Sinnet Technology Co. Ltd. (A Shares)		45,700	130,719
Beijing Thunisoft Corp. Ltd. (A Shares)		24,300	84,963
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)		37,200	192,108
Beijing Tongrentang Co. Ltd. (A Shares)		41,100	165,611
Beijing Yanjing Brewery Co. Ltd. (A Shares)		84,800	110,355
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)		293,200	244,820
Betta Pharmaceuticals Co. Ltd. (A Shares)		11,900	191,220
BGI Genomics Co. Ltd.		11,900	265,970
BOE Technology Group Co. Ltd. (A Shares)		1,002,200	710,670
Bohai Leasing Co. Ltd. (A shares) (a)		187,500	71,334
BTG Hotels Group Co. Ltd.		29,100	75,488
By-Health Co. Ltd. (A Shares)		47,400	183,549
BYD Co. Ltd.:
(A Shares)		49,700	1,187,142
(H Shares)		327,000	6,610,245
C&S Paper Co. Ltd. (A Shares)		39,400	119,396
Caitong Securities Co. Ltd.		106,700	205,505
Cansino Biologics, Inc. (H Shares) (a)(c)		29,400	572,262
Centre Testing International Group Co. Ltd. (A Shares)		25,300	102,135
CGN Power Co. Ltd. (H Shares) (c)		4,918,000	1,053,064
Chacha Food Co. Ltd. (A Shares)		15,200	135,214
Changchun High & New Technology Industry Group, Inc. (A Shares)		12,000	673,186
Changjiang Securities Co. Ltd. (A Shares)		165,300	186,474
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)		8,300	201,719
Chaozhou Three-Circle Group Co. (A Shares)		51,600	239,848
Chengdu Kanghong Pharmaceutical Group Co. Ltd. (A Shares)		21,600	137,334
Chengdu Xingrong Environment Co. Ltd. (A Shares)		90,500	67,411
China Aerospace Times Electronics Co. Ltd. (A Shares)		80,700	79,934
China Avionics Systems Co. Ltd. (A Shares)		44,200	106,438
China Cinda Asset Management Co. Ltd. (H Shares)		4,759,000	890,106
China CITIC Bank Corp. Ltd.:
(A Shares)		212,900	160,808
(H Shares)		4,454,000	1,809,752
China Communications Construction Co. Ltd.:
(A Shares)		60,800	67,359
(H Shares)		2,493,000	1,302,373
China Communications Services Corp. Ltd. (H Shares)		1,260,000	731,377
China Construction Bank Corp.:
(A Shares)		396,900	373,408
(H Shares)		48,089,000	33,138,771
China Eastern Airlines Corp. Ltd.:
(A Shares)		438,800	301,716
(H Shares)		610,000	242,348
China Enterprise Co. Ltd. (A Shares)		121,600	71,357
China Everbright Bank Co. Ltd.:
(A Shares)		1,611,000	944,637
(H Shares)		957,000	330,830
China Film Co. Ltd. (A Shares)		47,100	89,241
China Fortune Land Development Co. Ltd. (A Shares)		117,390	247,671
China Galaxy Securities Co. Ltd.:
(A Shares)		117,900	207,647
(H Shares)		1,761,500	963,400
China Gezhouba Group Co. Ltd. (A Shares)		137,400	143,116
China Great Wall Securities Co. Ltd. (A Shares)		61,600	114,369
China Greatwall Technology Group Co. Ltd. (A Shares)		87,200	198,067
China Huarong Asset Management Co. Ltd. (c)		4,913,000	513,322
China International Capital Corp. Ltd. (H Shares) (a)(c)		679,600	1,581,423
China International Travel Service Corp. Ltd. (A Shares)		57,800	1,725,003
China Jushi Co. Ltd. (A Shares)		103,600	216,555
China Life Insurance Co. Ltd.		39,900	275,607
China Life Insurance Co. Ltd. (H Shares)		3,863,000	8,428,778
China Longyuan Power Grid Corp. Ltd. (H Shares)		1,562,000	1,067,862
China Meheco Co. Ltd. (A Shares)		32,000	72,105
China Merchants Bank Co. Ltd.:
(A Shares)		490,300	2,920,978
(H Shares)		2,103,846	10,936,471
China Merchants Energy Shipping Co. Ltd. (A Shares)		200,300	173,401
China Merchants Property Operation & Service Co. Ltd. (A Shares)		31,700	120,852
China Merchants Securities Co. Ltd. (A Shares) (a)		223,600	692,644
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)		196,500	414,089
China Minsheng Banking Corp. Ltd.:
(A Shares)		1,399,200	1,104,934
(H Shares)		2,494,540	1,364,315
China Molybdenum Co. Ltd.:
(A Shares)		627,300	371,804
(H Shares)		1,494,000	541,521
China National Accord Medicines Corp. Ltd. (A Shares)		11,000	81,896
China National Building Materials Co. Ltd. (H Shares)		1,948,000	2,233,824
China National Chemical Engineering Co. Ltd. (A Shares)		148,400	117,677
China National Medicines Corp. Ltd. (A Shares)		22,200	142,540
China National Nuclear Power Co. Ltd. (A Shares)		414,100	274,760
China National Software & Service Co. Ltd. (A Shares)		14,600	153,627
China Northern Rare Earth Group High-Tech Co. Ltd. (a)		109,400	165,311
China Oilfield Services Ltd. (H Shares)		860,000	516,943
China Pacific Insurance (Group) Co. Ltd.		141,400	676,081
China Pacific Insurance (Group) Co. Ltd. (H Shares)		1,470,400	4,580,479
China Petroleum & Chemical Corp.:
(A Shares)		450,600	262,981
(H Shares)		12,597,000	4,918,764
China Railway Construction Corp. Ltd.:
(A Shares)		336,800	420,286
(H Shares)		1,066,500	720,859
China Railway Group Ltd.:
(A Shares)		688,700	553,687
(H Shares)		1,855,000	851,828
China Railway Signal & Communications Corp. (H Shares) (c)		760,000	249,984
China Reinsurance Group Corp. (H Shares)		2,751,000	262,591
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)		29,200	118,379
China Shenhua Energy Co. Ltd.:
(A Shares)		115,200	287,143
(H Shares)		1,803,500	3,117,304
China Shipbuilding Industry Co. (A Shares) (a)		677,100	421,652
China Shipping Development Co. Ltd.:
(A Shares)		53,900	53,040
(H Shares)		726,000	285,624
China South Publishing & Media Group Co. Ltd. (A Shares)		54,600	85,735
China Southern Airlines Ltd.:
(A Shares) (a)		236,600	195,202
(H Shares) (a)		852,000	445,095
China Spacesat Co. Ltd. (A Shares)		35,000	164,460
China State Construction Engineering Corp. Ltd. (A Shares)		1,248,580	955,552
China Telecom Corp. Ltd. (H Shares)		6,680,000	2,102,444
China Tower Corp. Ltd. (H Shares) (c)		22,350,000	3,488,359
China TransInfo Technology Co. Ltd. (A Shares)		44,100	146,651
China United Network Communications Ltd. (A Shares)		791,200	565,219
China Vanke Co. Ltd.:
(A Shares)		377,200	1,557,217
(H Shares)		744,500	2,304,805
China Yangtze Power Co. Ltd. (A Shares)		654,900	1,859,975
Chinese Universe Publishing and Media Group Co. Ltd. (A Shares)		40,400	69,989
Chongqing Brewery Co. Ltd. (A Shares)		14,500	231,818
Chongqing Changan Automobile Co. Ltd. (A Shares) (a)		116,300	288,125
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)		23,600	147,608
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)		1,187,000	473,116
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)		47,400	1,136,594
CITIC Securities Co. Ltd.:
(A Shares)		228,500	981,230
(H Shares)		1,287,000	2,775,703
Contemporary Amperex Technology Co. Ltd.		68,500	2,518,555
COSCO Shipping Development Co. Ltd. (A Shares)		242,200	75,774
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares) (a)		234,400	229,671
(H Shares) (a)		1,377,500	879,539
CRRC Corp. Ltd.:
(A Shares)		725,300	585,225
(H Shares)		2,297,600	889,107
CSC Financial Co. Ltd. (A Shares)		82,200	528,164
Da An Gene Co. Ltd. of Sun Yat-Sen University (A Shares)		25,960	146,970
Daqin Railway Co. Ltd. (A Shares)		450,600	432,068
Dawning Information Industry Co. Ltd. (A Shares)		37,360	200,197
DHC Software Co. Ltd. (A Shares)		92,100	126,038
Dong E-E-Jiao Co. Ltd. (A Shares)		19,500	111,753
Dongfang Electric Corp. Ltd. (A Shares)		83,000	131,792
Dongfeng Motor Group Co. Ltd. (H Shares)		1,334,000	937,801
Dongxing Securities Co. Ltd. (A Shares)		83,000	151,822
East Money Information Co. Ltd. (A Shares)		238,760	837,418
Eve Energy Co. Ltd. (A shares)		54,555	435,509
Everbright Securities Co. Ltd. (A Shares)		118,200	318,951
Fangda Carbon New Material Co. Ltd. (A Shares)		112,481	105,757
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)		34,700	122,595
Financial Street Holdings Co. Ltd. (A Shares)		92,500	92,361
First Capital Securities Co. Ltd. (A Shares)		120,600	179,495
Focus Media Information Technology Co. Ltd. (A Shares)		437,820	612,997
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)		80,040	1,917,794
Founder Securities Co. Ltd. (A Shares) (a)		245,200	341,762
Foxconn Industrial Internet Co. Ltd. (A Shares)		176,996	362,013
Fujian Star-net Communication Co. Ltd. (A Shares)		17,400	62,471
Fujian Sunner Development Co. Ltd. A Shares		37,200	122,865
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)		141,500	794,222
(H Shares) (c)		148,400	628,822
G-bits Network Technology Xiamen Co. Ltd. (A Shares)		2,200	155,402
GCL System Integration Technology Co. Ltd. (a)		149,600	77,308
GD Power Development Co. Ltd. (A Shares)		615,200	180,429
GEM Co. Ltd. (A Shares)		139,500	100,547
Gemdale Corp. (A Shares)		134,500	268,981
GF Securities Co. Ltd.:
(A Shares)		190,500	439,673
(H Shares)		665,800	857,961
Giant Network Group Co. Ltd. (A Shares)		50,500	143,541
Gigadevice Semiconductor Beijing, Inc. (A Shares)		13,260	385,884
Glodon Co. Ltd. (A Shares)		33,700	359,199
GoerTek, Inc. (A Shares)		96,300	654,314
Grandjoy Holdings Group Co. Ltd.		86,500	59,093
Great Wall Motor Co. Ltd. (H Shares)		1,561,000	2,524,984
Gree Electric Appliances, Inc. of Zhuhai (A Shares)		89,400	784,650
Greenland Holdings Corp. Ltd. (A Shares)		248,233	230,308
GRG Banking Equipment Co. Ltd. (A Shares)		71,500	123,872
Guangdong Haid Group Co. Ltd. (A Shares)		47,100	434,265
Guangdong HEC Technology Holding Co. Ltd. (A Shares) (a)		94,700	80,728
Guangdong Hongda Blasting Co. Ltd. (A Shares)		21,100	151,109
Guangdong LY Intelligent Manufacturing Co. Ltd. (A Shares)		175,500	343,075
Guanghui Energy Co. Ltd. (A Shares) (a)		213,600	92,132
Guangzhou Automobile Group Co. Ltd.		64,500	129,742
Guangzhou Automobile Group Co. Ltd. (H Shares)		1,344,000	1,378,239
Guangzhou Baiyun International Airport Co. Ltd. (A Shares)		60,800	114,315
Guangzhou Baiyunshan Pharma Health (A Shares)		41,800	191,136
Guangzhou Haige Communications Group (A Shares)		69,000	115,648
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)		14,000	221,003
Guangzhou R&F Properties Co. Ltd. (H Shares)		850,400	1,077,192
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)		19,500	300,083
Guangzhou Wondfo Biotech Co. Ltd. (A Shares)		10,191	116,130
Guocheng Mining Co. Ltd. (A Shares) (a)		33,969	53,634
Guosen Securities Co. Ltd. (A Shares)		124,600	249,297
Guotai Junan Securities Co. Ltd.:
(A Shares)		261,000	720,052
(H Shares) (c)		257,400	334,678
Guoxuan High Tech Co. Ltd. (A Shares) (a)		33,500	132,488
Guoyuan Securities Co. Ltd. (A Shares) (e)		130,910	164,333
Hafei Aviation Industry Co. Ltd. (A Shares)		17,600	131,942
Haier Smart Home Co. Ltd. (A Shares)		187,800	699,575
Hainan Airlines Co. Ltd. (A Shares) (a)		491,000	113,937
Haitong Securities Co. Ltd.:
(A Shares) (a)		210,600	443,187
(H Shares)		1,655,200	1,396,325
Hanergy Mobile Energy Holding (a)(d)		1,618,000	2
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)		276,700	1,862,033
Hangzhou Robam Appliances Co. Ltd. (A Shares)		28,300	155,103
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)		38,700	87,522
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)		22,300	414,668
Hefei Meiya Optoelectronic Technology, Inc. (A Shares)		20,400	129,004
Heilongjiang Agriculture Co. Ltd. (A Shares)		52,900	137,885
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)		82,223	615,330
Hengli Petrochemical Co. Ltd. (A Shares)		174,240	503,752
Hengtong Optic-electric Co. Ltd. (A Shares)		56,480	123,936
Hengyi Petrochemical Co. Ltd. (A Shares)		112,220	193,645
Hesteel Co. Ltd. (A Shares) (a)		326,000	100,531
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)		15,900	322,086
Holitech Technology Co. Ltd. (A Shares)		91,700	60,893
Hongfa Technology Co. Ltd. (A Shares)		22,300	171,818
Huaan Securities Co. Ltd. (A Shares)		107,600	128,467
Huadian Power International Corp. Ltd. (A Shares)		213,900	107,679
Huadong Medicine Co. Ltd. (A Shares)		52,080	217,663
Hualan Biological Engineer, Inc. (A Shares)		54,060	414,563
Huaneng Power International, Inc.:
(A Shares)		189,600	138,536
(H Shares)		1,804,000	672,500
Huatai Securities Co. Ltd.:
(A Shares)		180,800	551,943
(H Shares) (c)		849,400	1,371,750
HUAXI Securities Co. Ltd.		78,200	136,000
Huaxia Bank Co. Ltd. (A Shares)		391,400	354,775
Huaxin Cement Co. Ltd. (A Shares)		40,300	146,232
Huayu Automotive Systems Co. Ltd. (A Shares)		93,700	436,368
Hubei Biocause Pharmaceutical Co. Ltd. (A Shares)		147,500	109,981
Hubei Energy Group Co. Ltd. (A Shares)		146,600	86,892
Hubei Jumpcan Pharmaceutical Co. Ltd. (A Shares)		24,200	80,059
Hubei Kaile Technology Co. Ltd. (A Shares) (a)		29,700	55,062
Hunan Valin Steel Co. Ltd. (A Shares)		186,900	142,076
Hundsun Technologies, Inc. (A Shares)		31,057	433,177
iFlytek Co. Ltd. (A Shares)		65,200	371,775
Industrial & Commercial Bank of China Ltd.:
(A Shares)		1,409,100	1,036,706
(H Shares)		30,715,000	17,441,960
Industrial Bank Co. Ltd. (A Shares)		619,700	1,650,478
Industrial Securities Co. Ltd. (A Shares)		203,200	236,127
Inner Mongoli Yili Industries Co. Ltd. (A Shares)		181,200	1,078,000
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)		1,369,200	233,513
Inner Mongolia First Machinery Group Co. Ltd. (A Shares)		50,800	82,524
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)		251,400	265,532
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd. (A Shares)		181,400	69,836
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)		635,552	398,761
Inspur Electronic Information Industry Co. Ltd. (A Shares)		42,896	196,100
Jafron Biomedical Co. Ltd. (A Shares)		23,590	280,178
Jiangsu Changshu Rural Commercial Bank Co. Ltd.		82,700	83,826
Jiangsu Expressway Co. Ltd. (H Shares)		592,000	591,809
Jiangsu Hengli Hydraulic Co. Ltd.		38,776	439,453
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)		157,196	2,093,133
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)		37,500	291,400
Jiangsu Shagang Co. Ltd. (A Shares)		65,400	127,013
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)		44,700	1,125,439
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)		9,300	129,553
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)		29,600	136,810
Jiangsu Zhongnan Construction Group Co. Ltd. (A Shares)		110,300	149,205
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)		90,800	149,914
Jiangxi Copper Co. Ltd.:
(A Shares)		89,200	198,011
(H Shares)		597,000	710,008
Jiangxi Ganfeng Lithium Co. Ltd.		32,400	295,949
Jiangxi Zhengbang Technology Co. Ltd. (A Shares)		74,800	191,568
Jilin Aodong Pharmaceutical Group Co. Ltd. (A Shares)		34,300	86,377
Jinduicheng Molybdenum Co. Ltd. (A Shares)		83,500	70,941
Jinke Properties Group Co. Ltd. (A Shares)		159,200	184,943
Jinyu Bio-Technology Co. Ltd. (A Shares)		33,400	118,424
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)		58,000	131,071
Jointown Pharmaceutical Group (A Shares) (a)		55,500	150,945
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)		23,900	225,051
Joyoung Co. Ltd. (A Shares)		23,000	121,481
Juewei Food Co. Ltd.		18,600	225,478
Juneyao Airlines Co. Ltd. (A shares)		49,100	78,718
Kweichow Moutai Co. Ltd. (A Shares)		37,200	9,304,728
Laobaixing Pharmacy Chain JSC (A Shares)		12,320	131,900
Legend Holdings Corp.:
(H Shares) (c)		280,700	378,008
rights (a)(d)		12,238	2,052
Lens Technology Co. Ltd. (A Shares)		84,100	421,753
Leo Group Co. Ltd. (A Shares)		201,000	95,446
Lepu Medical Technology Beijing Co. Ltd. (A Shares)		52,800	243,565
Leyard Optoelectronic Co. Ltd. (A Shares)		75,200	80,406
Liaoning Chengda Co. Ltd. (A Shares)		45,200	152,807
Livzon Pharmaceutical Group, Inc. (A Shares)		18,400	133,362
Lomon Billions Group Co. Ltd. (A Shares)		50,300	186,497
LONGi Green Energy Technology Co. Ltd.		111,900	1,273,723
Luenmei Quantum Co. Ltd. (A Shares)		46,086	91,178
Luxshare Precision Industry Co. Ltd. (A Shares)		206,428	1,692,733
Luzhou Laojiao Co. Ltd. (A Shares)		43,500	1,124,755
Maanshan Iron & Steel Co. Ltd. (A Shares)		181,200	69,980
Mango Excellent Media Co. Ltd. (A Shares)		52,907	587,855
Maxscend Microelectronics Co. Ltd. (A Shares)		4,300	279,212
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)		117,060	299,032
Metallurgical Corp. China Ltd. (A Shares)		536,200	208,084
Muyuan Foodstuff Co. Ltd. (A Shares)		110,500	1,173,178
Nanji E-Commerce Co. Ltd. (A Shares)		73,100	201,207
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.		23,400	137,370
Nanjing Securities Co. Ltd. (A Shares)		97,700	182,920
Nanyang Topsec Technologies Group, Inc. (a)		34,500	108,839
NARI Technology Co. Ltd. (A Shares)		137,100	426,529
NAURA Technology Group Co. Ltd.		14,500	371,938
NavInfo Co. Ltd. (A Shares)		58,000	123,444
New China Life Insurance Co. Ltd.		52,400	504,209
New China Life Insurance Co. Ltd. (H Shares)		433,000	1,723,064
Newland Digital Technology Co. Ltd. (A Shares)		31,100	73,685
Ningbo Joyson Electronic Corp. (A shares)		35,900	128,698
Ningbo Tuopu Group Co. Ltd. (A Shares)		31,400	179,502
Northeast Securities Co. Ltd. (A Shares)		70,000	97,836
O-film Tech Co. Ltd. (A Shares)		80,400	186,211
Oceanwide Holdings Co., Ltd. (A Shares)		134,700	82,971
Offcn Education Technology Co. A Shares		49,081	290,331
Offshore Oil Enginering Co. Ltd. (A Shares)		135,000	85,582
Oppein Home Group, Inc. (A Shares)		11,760	216,472
Orient Securities Co. Ltd. (A Shares)		179,400	288,934
Ovctek China, Inc. (A Shares)		18,600	189,868
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)		257,100	76,651
People's Insurance Co. of China Group Ltd.:
(A Shares)		158,800	157,745
(H Shares)		4,162,000	1,234,776
Perfect World Co. Ltd. (A Shares)		57,600	242,009
PetroChina Co. Ltd.:
(A Shares)		546,400	332,779
(H Shares)		10,814,000	3,026,944
PICC Property & Casualty Co. Ltd. (H Shares)		3,495,840	2,362,877
Ping An Bank Co. Ltd. (A Shares)		577,500	1,534,257
Ping An Insurance Group Co. of China Ltd.:
(A Shares)		304,294	3,545,215
(H Shares)		3,013,000	31,153,436
Poly Developments & Holdings (A Shares)		354,600	816,105
Poly Property Development Co. Ltd. (H Shares)		56,600	407,024
Postal Savings Bank of China Co. Ltd.		170,800	117,494
Postal Savings Bank of China Co. Ltd. (H Shares) (c)		5,265,000	2,580,716
Power Construction Corp. of China Ltd. (A Shares)		457,000	262,955
Proya Cosmetics Co. Ltd. (A Shares)		6,100	157,924
Qihoo 360 Technology Co. Ltd. (A Shares)		126,900	300,552
Qingdao Rural Commercial Bank Corp. (A Shares)		166,100	116,991
Risesun Real Estate Development Co. Ltd. (A Shares)		131,400	138,376
Rongsheng Petrochemical Co. Ltd. (A Shares)		156,500	446,864
SAIC Motor Corp. Ltd. (A Shares)		231,600	802,680
Sanan Optoelectronics Co. Ltd. (A Shares)		132,000	439,862
Sangfor Technologies, Inc.		8,100	230,477
Sansteel Minguang Co. Ltd. (A Shares)		74,000	72,927
Sany Heavy Industry Co. Ltd. (A Shares)		249,900	972,243
SDIC Capital Co. Ltd.		105,000	219,967
SDIC Power Holdings Co. Ltd. (A Shares)		210,100	290,736
Sealand Securities Co. Ltd. (A Shares)		163,900	127,751
Seazen Holdings Co. Ltd. (A Shares)		67,400	328,331
SF Holding Co. Ltd. (A Shares)		87,500	1,085,060
SG Micro Corp. (A Shares)		4,600	187,314
Shaanxi Coal Industry Co. Ltd. (A Shares)		253,000	331,676
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)		34,143	123,894
Shandong Gold Mining Co. Ltd. (A Shares)		108,584	388,886
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)		48,600	205,877
Shandong Linglong Tyre Co. Ltd. (A Shares)		35,700	160,036
Shandong Nanshan Aluminum Co. Ltd. (A Shares)		370,400	130,328
Shandong Sinocera Functional Material Co. Ltd. (A Shares)		29,900	183,857
Shandong Sun Paper Industry JSC Ltd. (A Shares)		78,700	163,991
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)		1,252,000	2,419,214
Shanghai 2345 Network Holding Group Co. Ltd. (A Shares)		169,971	68,774
Shanghai Baosight Software Co. Ltd. (A Shares)		25,100	238,658
Shanghai Construction Group Co. Ltd. (A Shares)		270,000	122,918
Shanghai Electric Group Co. Ltd.:
(A Shares) (a)		349,600	258,611
(H Shares) (a)		1,036,000	293,995
Shanghai Electric Power Co. Ltd. (A Shares)		84,500	90,405
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)		45,700	372,748
(H Shares)		286,500	1,177,043
Shanghai International Airport Co. Ltd. (A Shares)		28,400	281,274
Shanghai International Port Group Co. Ltd. (A Shares)		272,300	170,403
Shanghai Jahwa United Co. Ltd. (A Shares)		20,100	124,212
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)		23,800	159,367
Shanghai Lujiazui Finance Trust Ltd. (B Shares)		618,560	509,387
Shanghai M&G Stationery, Inc. (A Shares)		27,400	329,521
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)		99,400	296,699
(H Shares)		316,200	489,442
Shanghai Pudong Development Bank Co. Ltd. (A Shares)		877,500	1,215,240
Shanghai Putailai New Energy Technology Co. Ltd.		12,880	215,251
Shanghai RAAS Blood Products Co. Ltd. (A Shares)		147,200	188,156
Shanghai Tunnel Engineering Co. Ltd.		97,200	81,195
Shanghai Yuyuan Tourist Mart Group Co. Ltd.		96,400	125,136
Shanghai Zhangjiang High Ltd. (A Shares)		46,600	132,147
Shanghaioriental Pearl Media Co. Ltd.		101,990	140,235
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)		95,300	83,985
Shanxi Meijin Energy Co. Ltd. (A Shares) (a)		124,700	111,522
Shanxi Securities Co. Ltd. (A Shares)		111,930	126,016
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)		175,100	91,773
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)		26,000	875,873
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)		131,560	91,244
Shenergy Co. Ltd. (A Shares)		158,400	123,684
Shengyi Technology Co. Ltd.		67,500	242,107
Shennan Circuits Co. Ltd. (A Shares)		14,040	227,239
Shenwan Hongyuan Group Co. Ltd. (A Shares)		676,700	510,948
Shenzhen Airport Co. Ltd. (A Shares)		57,900	69,236
Shenzhen Energy Group Co. Ltd. (A Shares)		141,360	114,831
Shenzhen Expressway Co. Ltd. (H Shares)		336,000	299,052
Shenzhen Goodix Technology Co. Ltd. (A Shares)		13,500	347,529
Shenzhen Hepalink Pharmaceutical Group Co. Ltd. (A Shares)		30,700	91,443
Shenzhen Inovance Technology Co. Ltd. (A Shares)		52,600	506,224
Shenzhen Kaifa Technology Co. Ltd. (A Shares)		43,700	139,045
Shenzhen Kangtai Biological Products Co. Ltd.		19,600	532,643
Shenzhen Kingdom Sci-Tech Co. Ltd. (A Shares)		25,400	67,607
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)		30,000	1,738,525
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)		243,600	239,276
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)		30,400	140,367
Shenzhen Sunway Communication Co. Ltd. (A Shares)		28,900	205,664
Shijiazhuang Baosh Electric Co. Ltd. (A Shares) (a)		161,900	66,307
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)		35,600	141,888
Siasun Robot & Automation Co. Ltd. (A Shares) (a)		46,200	92,581
Sichuan Chuantou Energy Co. Ltd. (A Shares)		138,700	208,954
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)		42,500	149,038
Sichuan Languang Development Co. Ltd. (A Shares)		90,000	66,518
Sichuan New Hope Agribusiness Co. Ltd. (A Shares)		124,800	502,016
Sichuan Swellfun Co. Ltd. (A Shares)		15,300	151,681
Sinolink Securities Co. Ltd. (A Shares)		90,300	202,587
Sinopec Engineering Group Co. Ltd. (H Shares)		711,500	276,248
Sinopec Shanghai Petrochemical Co. Ltd.:
(A Shares)		347,000	171,773
(H Shares)		1,247,000	230,017
Sinopharm Group Co. Ltd. (H Shares)		662,000	1,513,143
Sinotrans Ltd.		70,600	43,161
Sinotrans Ltd. (H Shares)		95,000	28,062
Songcheng Performance Development Co. Ltd. (A Shares)		81,080	201,610
Soochow Securities Co. Ltd. (A Shares)		116,050	170,180
Southwest Securities Co. Ltd. (A Shares)		174,700	132,032
Spring Airlines Co. Ltd. (A Shares)		27,387	174,734
STO Express Co. Ltd.		46,000	97,113
Suning.com Co. Ltd. (A Shares)		276,400	401,474
Sunwoda Electronic Co. Ltd. (A Shares)		48,600	203,453
Suofeiya Home Collection Co. Ltd. (A Shares)		27,400	115,800
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)		47,700	181,087
Suzhou Gold Mantis Consolidated Co. Ltd.		79,900	118,111
Tangshan Jidong Cement Co. Ltd. A Shares		39,400	88,601
TBEA Co. Ltd. (A Shares)		110,300	135,763
TCL Corp. (A Shares)		400,900	362,792
The Pacific Securities Co. Ltd. (A Shares) (a)		204,200	115,121
Thunder Software Technology Co. Ltd. (A Shares)		12,000	154,086
Tianfeng Securities Co. Ltd. (A Shares)		196,700	172,899
Tianjin 712 Communication & Broadcasting Co. Ltd.		23,000	148,275
Tianjin Chase Sun Pharmaceutical Co. Ltd. (A Shares)		88,800	73,323
Tianjin Zhonghuan Semiconductor Co. Ltd. (A Shares)		87,700	306,195
Tianma Microelectronics Co. Ltd. (A Shares)		61,200	130,869
Tianqi Lithium Corp. (A Shares) (a)		43,590	129,540
Tianshui Huatian Technology Co. Ltd. (A Shares)		81,200	174,839
Toly Bread Co. Ltd.		16,400	156,171
TongFu Microelectronics Co. Ltd. (A Shares) (a)		34,200	127,454
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)		60,800	130,539
Tongkun Group Co. Ltd. (A Shares)		54,800	124,273
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)		322,300	104,752
Tongwei Co. Ltd. (A Shares)		125,000	576,126
Tongyu Heavy Industry Co. Ltd. (A Shares)		29,800	104,008
Topchoice Medical Corp. (a)		9,600	323,906
Transfar Zhilian Co. Ltd.		96,600	78,405
TravelSky Technology Ltd. (H Shares)		462,000	970,185
Tsingtao Brewery Co. Ltd.:
(A Shares)		59,300	704,027
(H Shares)		158,000	1,305,372
Unigroup Guoxin Microelectronics Co. Ltd.		18,000	289,736
Unisplendour Corp. Ltd. (A Shares)		84,803	279,492
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)		43,100	141,279
Venustech Group, Inc. (A Shares)		26,900	124,584
Visionox Technology, Inc. (A Shares) (a)		40,800	79,637
Walvax Biotechnology Co. Ltd. (A Shares)		45,500	339,682
Wanda Film Holding Co. Ltd. (A Shares) (a)		61,800	142,324
Wangsu Science & Technology Co. Ltd. (A Shares)		71,600	83,551
Wanhua Chemical Group Co. Ltd. (A Shares)		93,500	1,100,407
Weichai Power Co. Ltd.:
(A Shares)		251,800	570,470
(H Shares)		910,200	1,718,843
Weifu High-Technology Group Co. Ltd. (A Shares)		25,200	96,968
Weihai Guangwei Composites Co. Ltd. (A Shares)		15,700	155,307
Wens Foodstuffs Group Co. Ltd. (A Shares)		188,880	536,464
Western Securities Co. Ltd. (A Shares)		104,900	143,100
Westone Information Industry, Inc. (A Shares)		24,800	68,618
Will Semiconductor Ltd.		17,100	507,087
Wingtech Technology Co. Ltd. (A Shares)		27,700	417,005
Winning Health Technology Group Co. Ltd. (A Shares)		63,180	168,324
Wonders Information Co. Ltd. (A Shares) (a)		34,800	113,661
Wuchan Zhongda Group Co. Ltd.		149,900	99,271
Wuhan Guide Infrared Co. Ltd. (A Shares)		46,240	234,591
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)		62,700	278,260
Wuhu Token Science Co. Ltd. (A Shares)		72,400	108,229
Wuliangye Yibin Co. Ltd. (A Shares)		114,900	4,205,728
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)		51,200	141,396
WuXi AppTec Co. Ltd.		60,120	1,016,738
WuXi AppTec Co. Ltd. (H Shares) (c)		141,752	2,258,158
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)		26,100	234,492
Wuxi Taiji Industry Co. Ltd. (A Shares)		62,400	95,114
XCMG Construction Machinery Co. Ltd. (A Shares)		232,900	187,002
Xiamen C&D, Inc. (A Shares)		86,700	108,714
Xiamen Intretech, Inc.		13,500	118,795
Xiamen Tungsten Co. Ltd. (A Shares)		42,800	86,184
Xinhu Zhongbao Co. Ltd. (A Shares)		267,500	128,419
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)		136,500	236,761
(H Shares) (b)		309,810	407,618
Yango Group Co. Ltd. (A Shares)		120,700	124,093
Yantai Jereh Oilfield Services (A Shares)		29,700	119,211
Yanzhou Coal Mining Co. Ltd.:
(A Shares)		115,300	155,709
(H Shares)		702,000	509,805
Yealink Network Technology Corp. Ltd.		22,350	201,945
Yifan Pharmaceutical Co. Ltd. (A Shares)		36,800	125,130
Yifeng Pharmacy Chain Co. Ltd.		16,160	246,412
Yintai Gold Co. Ltd. (A Shares)		82,880	124,675
Yonghui Superstores Co. Ltd. (A Shares)		284,800	333,057
Yonyou Network Technology Co. Ltd. (A Shares)		96,538	625,462
Youngor Group Co. Ltd. (A Shares)		152,789	162,988
Youzu Interactive Co. Ltd. (A shares)		26,200	61,668
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)		39,100	98,105
Yunda Holding Co. Ltd. (A Shares)		71,890	207,329
Yunnan Baiyao Group Co. Ltd. (A Shares)		37,900	584,638
Yunnan Energy New Material Co. Ltd.		24,000	359,370
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)		17,900	615,351
Zhaojin Mining Industry Co. Ltd. (H Shares)		513,500	659,055
Zhejiang Century Huatong Group Co. Ltd. (A Shares)		209,797	267,985
Zhejiang Chint Electric Co. Ltd. (A Shares)		64,400	282,714
Zhejiang Conba Pharmaceutical Co. Ltd. (A Shares) (a)		78,700	59,089
Zhejiang Dahua Technology Co. Ltd. (A Shares)		89,300	302,667
Zhejiang Dingli Machinery Co. Ltd. (A Shares)		14,560	198,615
Zhejiang Expressway Co. Ltd. (H Shares)		698,000	475,387
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)		43,120	218,112
Zhejiang Huayou Cobalt Co. Ltd. (A Shares) (a)		33,516	200,025
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)		38,000	165,153
Zhejiang Juhua Co. Ltd. (A Shares)		81,000	80,982
Zhejiang Longsheng Group Co. Ltd. (A Shares)		96,600	192,367
Zhejiang NHU Co. Ltd. (A Shares)		63,700	276,936
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)		106,990	392,531
Zhejiang Semir Garment Co. Ltd. (A Shares)		67,800	84,693
Zhejiang Supor Cookware Co. Ltd.		16,300	172,228
Zhejiang Wanfeng Auto Wheel Co. Ltd. (A Shares)		65,500	70,520
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)		46,900	131,385
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.		15,800	143,087
Zhengzhou Yutong Bus Co. Ltd. (A Shares)		66,200	158,521
Zheshang Securities Co. Ltd.		96,800	216,026
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(c)		184,800	960,650
Zhongji Innolight Co. Ltd. (A Shares)		21,300	150,978
Zhongjin Gold Co. Ltd. (A Shares)		139,800	195,532
Zhongtian Financial Group Co. Ltd. (A Shares) (a)		207,595	94,678
Zhuhai Wanlida Electric Co. Ltd. (A Shares)		31,500	137,512
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		270,600	830,736
Zijin Mining Group Co. Ltd.:
(A Shares)		728,200	767,108
(H Shares)		2,718,000	1,966,847
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)		665,500	737,817
(H Shares)		108,600	95,677
ZTE Corp.:
(A Shares)		92,400	446,197
(H Shares)		445,480	981,464

TOTAL CHINA			386,188,195

Colombia - 0.1%
Bancolombia SA		146,804	929,295
Bancolombia SA sponsored ADR		5,281	134,613
Ecopetrol SA		2,600,914	1,203,570
Grupo de Inversiones Suramerica SA		115,423	599,430
Interconexion Electrica SA ESP		218,443	1,177,341

TOTAL COLOMBIA			4,044,249

Czech Republic - 0.1%
Ceske Energeticke Zavody A/S		85,301	1,611,496
Komercni Banka A/S (a)		37,378	757,264
MONETA Money Bank A/S (c)		250,800	568,141

TOTAL CZECH REPUBLIC			2,936,901

Egypt - 0.1%
Commercial International Bank SAE		712,966	2,772,393
Eastern Tobacco Co.		497,280	379,136
Elsewedy Electric Co.		373,281	176,417

TOTAL EGYPT			3,327,946

Greece - 0.1%
Ff Group (a)(d)		1,035	1,447
Greek Organization of Football Prognostics SA		102,438	826,183
Hellenic Telecommunications Organization SA		118,429	1,575,142
Jumbo SA		53,604	749,159
Motor Oil (HELLAS) Corinth Refineries SA		32,840	305,977

TOTAL GREECE			3,457,908

Hong Kong - 2.0%
Beijing Enterprises Holdings Ltd.		248,000	745,360
BYD Electronic International Co. Ltd.		340,500	1,462,580
China Everbright International Ltd.		1,940,333	976,111
China Everbright Ltd.		494,000	651,233
China Jinmao Holdings Group Ltd.		2,804,000	1,414,207
China Merchants Holdings International Co. Ltd.		676,105	716,876
China Mobile Ltd.		3,083,000	18,857,295
China Overseas Land and Investment Ltd.		1,921,500	4,808,397
China Power International Development Ltd.		2,172,000	417,450
China Resources Beer Holdings Co. Ltd.		734,878	4,554,774
China Resources Pharmaceutical Group Ltd. (c)		769,000	383,880
China Resources Power Holdings Co. Ltd.		947,691	985,281
China Taiping Insurance Group Ltd.		798,777	1,201,385
China Unicom Ltd.		3,034,000	1,870,127
CITIC Pacific Ltd.		2,965,000	2,114,989
CNOOC Ltd.		9,007,000	8,241,007
CSPC Pharmaceutical Group Ltd.		4,531,840	4,775,896
Far East Horizon Ltd.		973,000	955,115
Fosun International Ltd.		1,259,000	1,516,809
Guangdong Investment Ltd.		1,478,000	2,188,641
Hua Hong Semiconductor Ltd. (a)(c)		222,000	814,692
Lenovo Group Ltd.		3,662,000	2,290,964
Shanghai Industrial Holdings Ltd.		210,000	280,090
Shenzhen Investment Ltd.		1,578,137	480,413
Sino-Ocean Group Holding Ltd.		1,484,979	283,492
Sinotruk Hong Kong Ltd.		339,500	865,336
Sun Art Retail Group Ltd.		1,209,466	1,307,362
Wharf Holdings Ltd.		751,000	1,549,952
Winteam Pharmaceutical Group Ltd.		1,354,000	539,679
Yuexiu Property Co. Ltd.		3,394,000	656,691

TOTAL HONG KONG			67,906,084

Hungary - 0.2%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.) (a)		202,168	980,099
OTP Bank PLC (a)		113,397	3,531,744
Richter Gedeon PLC		68,770	1,402,784

TOTAL HUNGARY			5,914,627

India - 7.8%
Adani Ports& Special Economic Zone Ltd.		249,784	1,204,421
Ambuja Cements Ltd.		341,589	1,188,802
Asian Paints Ltd.		145,500	4,314,051
Aurobindo Pharma Ltd.		141,377	1,464,599
Avenue Supermarts Ltd. (a)(c)		78,651	2,363,719
Axis Bank Ltd. (a)		1,138,627	7,502,734
Bajaj Auto Ltd.		41,334	1,600,636
Bajaj Finance Ltd.		90,756	4,024,455
Bajaj Finserv Ltd.		18,795	1,404,055
Bandhan Bank Ltd. (a)(c)		356,415	1,377,679
Berger Paints India Ltd.		114,619	957,034
Bharat Forge Ltd.		109,880	664,241
Bharat Petroleum Corp. Ltd.		320,854	1,524,745
Bharti Airtel Ltd.		664,173	3,860,390
Bharti Infratel Ltd.		164,241	408,516
Biocon Ltd. (a)		141,737	767,108
Bosch Ltd.		2,889	448,980
Britannia Industries Ltd.		28,442	1,324,120
Cipla Ltd.		170,700	1,726,581
Coal India Ltd.		607,998	930,344
Colgate-Palmolive Ltd.		32,130	653,473
Container Corp. of India Ltd.		102,160	534,932
Dabur India Ltd.		261,091	1,791,087
Divi's Laboratories Ltd.		39,213	1,651,902
DLF Ltd.		292,445	620,281
Dr. Reddy's Laboratories Ltd.		57,912	3,792,131
Eicher Motors Ltd.		65,870	1,851,983
GAIL India Ltd.		778,306	884,107
Godrej Consumer Products Ltd.		201,435	1,799,242
Grasim Industries Ltd.		145,569	1,519,217
Havells India Ltd.		122,276	1,193,093
HCL Technologies Ltd.		544,815	6,161,899
HDFC Asset Management Co. Ltd. (c)		25,102	757,232
HDFC Standard Life Insurance Co. Ltd. (a)(c)		356,352	2,817,693
Hero Motocorp Ltd.		49,660	1,862,432
Hindalco Industries Ltd.		575,627	1,320,303
Hindustan Petroleum Corp. Ltd.		300,539	756,754
Hindustan Unilever Ltd.		412,831	11,474,393
Housing Development Finance Corp. Ltd.		827,317	21,335,894
ICICI Bank Ltd. (a)		2,563,625	13,404,730
ICICI Lombard General Insurance Co. Ltd. (c)		100,721	1,668,792
ICICI Prudential Life Insurance Co. Ltd. (c)		169,682	917,555
Indian Oil Corp. Ltd.		930,502	992,711
Indraprastha Gas Ltd.		103,670	559,571
Info Edge India Ltd.		30,164	1,435,274
Infosys Ltd.		1,709,797	24,351,121
InterGlobe Aviation Ltd. (a)(c)		45,444	797,305
ITC Ltd.		1,574,767	3,498,290
JSW Steel Ltd.		416,771	1,730,224
Jubilant Foodworks Ltd.		35,732	1,041,723
Larsen & Toubro Ltd.		242,870	3,024,895
LIC Housing Finance Ltd.		146,332	554,905
Lupin Ltd. (a)		109,267	1,331,989
Mahindra & Mahindra Ltd.		376,565	2,996,737
Marico Ltd.		221,455	1,060,053
Maruti Suzuki India Ltd.		60,816	5,678,167
Motherson Sumi Systems Ltd.		466,605	660,066
Nestle India Ltd.		11,670	2,684,934
NTPC Ltd.		1,172,492	1,377,202
Oil & Natural Gas Corp. Ltd.		1,240,905	1,079,980
Page Industries Ltd.		2,686	722,873
Petronet LNG Ltd.		296,507	918,171
Pidilite Industries Ltd.		59,928	1,261,557
Piramal Enterprises Ltd.		44,386	750,646
Power Grid Corp. of India Ltd.		927,419	2,127,410
Rec Ltd.		339,911	468,676
Reliance Industries Ltd.		1,432,135	39,469,956
SBI Life Insurance Co. Ltd. (a)(c)		202,908	2,092,392
Shree Cement Ltd.		4,255	1,237,977
Shriram Transport Finance Co. Ltd.		44,696	415,413
Siemens India Ltd.		34,966	594,193
State Bank of India (a)		909,212	2,302,747
Sun Pharmaceutical Industries Ltd.		427,099	2,666,370
Tata Consultancy Services Ltd.		451,576	16,178,411
Tata Consumer Products Ltd. (a)		213,494	1,410,168
Tata Motors Ltd. (a)		836,550	1,478,836
Tata Steel Ltd.		172,058	950,082
Tech Mahindra Ltd.		234,053	2,561,868
Titan Co. Ltd.		157,571	2,465,319
Torrent Pharmaceuticals Ltd.		25,005	860,679
Ultratech Cemco Ltd.		58,454	3,583,570
United Spirits Ltd. (a)		143,109	967,559
UPL Ltd.		244,476	1,484,806
Vedanta Ltd.		951,846	1,223,937
Wipro Ltd.		573,927	2,616,403
Zee Entertainment Enterprises Ltd.		425,552	1,071,398

TOTAL INDIA			264,562,899

Indonesia - 1.3%
PT ACE Hardware Indonesia Tbk		3,364,300	358,754
PT Adaro Energy Tbk		7,110,200	538,979
PT Astra International Tbk		10,265,000	3,748,502
PT Bank Central Asia Tbk		4,968,400	9,776,101
PT Bank Mandiri (Persero) Tbk		9,430,900	3,673,627
PT Bank Negara Indonesia (Persero) Tbk		3,711,000	1,180,650
PT Bank Rakyat Indonesia Tbk		27,958,500	6,329,021
PT Barito Pacific Tbk (a)		13,154,800	797,028
PT Charoen Pokphand Indonesia Tbk		3,636,600	1,432,639
PT Gudang Garam Tbk (a)		237,300	660,881
PT Hanjaya Mandala Sampoerna Tbk		4,587,700	437,138
PT Indah Kiat Pulp & Paper Tbk		1,348,500	825,814
PT Indocement Tunggal Prakarsa Tbk		723,400	597,358
PT Indofood CBP Sukses Makmur Tbk		1,148,900	754,690
PT Indofood Sukses Makmur Tbk		2,162,700	1,024,489
PT Kalbe Farma Tbk		10,382,800	1,077,227
PT Perusahaan Gas Negara Tbk Series B		5,379,500	386,101
PT Semen Gresik (Persero) Tbk		1,460,600	946,194
PT Surya Citra Media Tbk		12	1
PT Telekomunikasi Indonesia Tbk Series B		25,146,400	4,452,422
PT Unilever Indonesia Tbk		3,866,800	2,052,059
PT United Tractors Tbk		837,800	1,196,958
PT XL Axiata Tbk		1,856,700	253,790

TOTAL INDONESIA			42,500,423

Isle of Man - 0.0%
NEPI Rockcastle PLC		200,206	709,974
Korea (South) - 10.8%
Alteogen, Inc.		8,966	1,261,674
AMOREPACIFIC Corp.		15,820	2,217,607
AMOREPACIFIC Group, Inc.		14,195	547,882
BGF Retail Co. Ltd.		3,844	398,856
BS Financial Group, Inc.		139,477	679,855
Celltrion Healthcare Co. Ltd.		34,404	2,575,239
Celltrion Pharm, Inc.		7,932	765,592
Celltrion, Inc. (a)		47,468	10,113,311
Cheil Industries, Inc.		42,066	4,111,569
Cheil Worldwide, Inc.		33,833	624,755
CJ CheilJedang Corp.		4,080	1,301,989
CJ Corp.		7,922	531,465
CJ O Shopping Co. Ltd.		5,284	616,023
Coway Co. Ltd.		24,559	1,500,511
Daelim Industrial Co.		13,707	945,280
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)		18,441	349,537
Db Insurance Co. Ltd.		24,405	952,048
Doosan Bobcat, Inc.		24,646	628,430
DuzonBizon Co. Ltd.		9,506	836,267
E-Mart Co. Ltd.		9,640	1,210,994
Fila Holdings Corp.		24,065	819,339
GS Engineering & Construction Corp.		29,585	700,433
GS Holdings Corp.		25,227	735,726
GS Retail Co. Ltd.		13,341	378,013
Hana Financial Group, Inc.		152,139	4,100,635
Hankook Tire Co. Ltd.		36,622	1,023,686
Hanmi Pharm Co. Ltd.		3,194	741,460
Hanon Systems		93,242	922,574
Hanwha Corp.		20,311	432,206
Hanwha Solutions Corp.		51,677	2,004,362
HLB, Inc.		23,663	1,935,763
Hotel Shilla Co.		15,429	1,014,842
Hyundai Engineering & Construction Co. Ltd.		38,361	1,043,469
Hyundai Fire & Marine Insurance Co. Ltd.		30,790	632,780
Hyundai Glovis Co. Ltd.		9,240	1,370,195
Hyundai Heavy Industries Co. Ltd. (a)		19,285	1,341,792
Hyundai Mobis		33,595	6,716,449
Hyundai Motor Co.		75,331	11,002,464
Hyundai Robotics Co. Ltd.		4,809	913,154
Hyundai Steel Co.		42,923	1,101,068
Industrial Bank of Korea		131,056	949,459
Kakao Corp.		28,478	8,285,709
Kangwon Land, Inc.		52,627	979,834
KB Financial Group, Inc.		199,370	7,115,780
Kia Motors Corp.		133,199	5,960,758
KMW Co. Ltd. (a)		12,742	704,742
Korea Aerospace Industries Ltd.		35,934	694,296
Korea Electric Power Corp. (a)		127,155	2,238,016
Korea Express Co. Ltd. (a)		4,501	633,858
Korea Gas Corp.		13,706	330,783
Korea Investment Holdings Co. Ltd.		20,771	1,265,950
Korea Zinc Co. Ltd.		4,227	1,426,466
Korean Air Lines Co. Ltd. (a)		38,707	685,787
KT&G Corp.		59,233	4,220,202
Kumho Petro Chemical Co. Ltd.		8,982	1,060,133
LG Chemical Ltd.		23,127	12,583,052
LG Corp.		48,123	2,875,237
LG Display Co. Ltd. (a)		115,323	1,436,823
LG Electronics, Inc.		53,848	3,994,249
LG Household & Health Care Ltd.		4,745	6,277,496
LG Innotek Co. Ltd.		6,992	945,802
LG Telecom Ltd.		105,899	1,034,431
Lotte Chemical Corp.		8,433	1,740,239
Lotte Confectionery Co. Ltd.		12,922	325,010
Lotte Shopping Co. Ltd.		5,569	411,486
Meritz Securities Co. Ltd.		134,765	392,546
Mirae Asset Daewoo Co. Ltd.		147,423	1,095,951
NAVER Corp.		61,907	15,805,452
NCSOFT Corp.		8,264	5,665,606
Netmarble Corp. (a)(c)		10,552	1,093,845
Orion Corp./Republic of Korea		11,689	1,117,568
Ottogi Corp.		621	290,487
Pearl Abyss Corp. (a)		2,882	511,424
POSCO		37,488	6,905,258
POSCO Chemtech Co. Ltd.		10,599	695,226
Posco International Corp.		24,322	286,631
S-Oil Corp.		22,203	1,069,895
S1 Corp.		8,522	611,130
Samsung Biologics Co. Ltd. (a)(c)		8,304	5,007,073
Samsung Card Co. Ltd.		14,280	369,789
Samsung Electro-Mechanics Co. Ltd.		28,450	3,374,094
Samsung Electronics Co. Ltd.		2,399,688	120,357,182
Samsung Engineering Co. Ltd. (a)		77,165	805,098
Samsung Fire & Marine Insurance Co. Ltd.		15,640	2,467,508
Samsung Heavy Industries Co. Ltd. (a)		232,294	1,041,864
Samsung Life Insurance Co. Ltd.		34,808	1,944,005
Samsung SDI Co. Ltd.		27,638	10,863,724
Samsung SDS Co. Ltd.		17,577	2,617,148
Samsung Securities Co. Ltd.		30,768	874,514
Seegene, Inc.		9,241	2,111,646
Shin Poong Pharmaceutical Co. (a)		14,651	1,626,749
Shinhan Financial Group Co. Ltd.		231,757	6,274,300
Shinsegae Co. Ltd.		3,632	668,446
SK C&C Co. Ltd.		17,747	2,883,730
SK Energy Co. Ltd.		27,981	3,120,673
SK Hynix, Inc.		274,316	19,418,069
SK Telecom Co. Ltd.		20,105	3,804,122
STX Pan Ocean Co. Ltd. (Korea) (a)		131,417	417,505
Woori Financial Group, Inc.		268,824	2,117,874
Woori Investment & Securities Co. Ltd.		55,466	468,891
Yuhan Corp.		23,263	1,221,533

TOTAL KOREA (SOUTH)			368,671,448

Luxembourg - 0.1%
Globant SA (a)		18,613	3,361,694
Reinet Investments SCA		76,044	1,206,739

TOTAL LUXEMBOURG			4,568,433

Malaysia - 1.6%
AMMB Holdings Bhd		813,500	558,480
Axiata Group Bhd		1,358,141	958,046
Bumiputra-Commerce Holdings Bhd		3,195,142	2,268,506
Carlsberg Brewery BHD		75,100	334,151
Dialog Group Bhd		1,962,700	1,748,671
DiGi.com Bhd		1,534,100	1,392,292
Fraser & Neave Holdings BHD		71,800	546,271
Gamuda Bhd		866,300	694,562
Genting Bhd		1,046,700	746,421
Genting Malaysia Bhd		1,457,800	702,143
Genting Plantations Bhd		132,200	312,480
Hap Seng Consolidated Bhd		306,000	539,841
Hartalega Holdings Bhd		855,200	3,711,060
Hong Leong Bank Bhd		320,200	1,141,818
Hong Leong Credit Bhd		112,600	382,824
IHH Healthcare Bhd		1,078,400	1,291,187
IOI Corp. Bhd		1,238,500	1,282,960
IOI Properties Group Bhd		75	16
Kossan Rubber Industries Bhd		630,200	1,139,090
Kuala Lumpur Kepong Bhd		212,747	1,085,603
Malayan Banking Bhd		2,054,687	3,460,577
Malaysia Airports Holdings Bhd		529,206	532,955
Maxis Bhd		1,158,700	1,338,833
MISC Bhd		659,800	1,047,012
Nestle (Malaysia) BHD		34,600	1,160,565
Petronas Chemicals Group Bhd		1,181,100	1,664,796
Petronas Dagangan Bhd		146,900	609,311
Petronas Gas Bhd		390,030	1,480,133
PPB Group Bhd		315,220	1,427,494
Press Metal Bhd		695,400	920,041
Public Bank Bhd		1,478,700	5,366,997
QL Resources Bhd		538,650	816,717
RHB Capital Bhd		789,389	803,701
Sime Darby Bhd		1,339,849	777,443
Sime Darby Plantation Bhd		1,017,049	1,184,916
Sime Darby Property Bhd		14	2
SP Setia Bhd		17	3
Supermax Corp. Bhd		739,200	1,687,863
Telekom Malaysia Bhd		559,880	564,569
Tenaga Nasional Bhd		1,169,300	2,684,973
Top Glove Corp. Bhd		2,362,700	4,874,882
Westports Holdings Bhd		416,700	391,011
YTL Corp. Bhd		1,682,414	293,870

TOTAL MALAYSIA			53,925,086

Mexico - 1.6%
Alfa SA de CV Series A		1,483,000	990,694
America Movil S.A.B. de CV Series L		16,926,000	10,301,707
CEMEX S.A.B. de CV unit		7,643,218	3,156,523
Coca-Cola FEMSA S.A.B. de CV unit		259,600	983,008
Embotelladoras Arca S.A.B. de CV		232,400	1,011,816
Fibra Uno Administracion SA de CV		1,631,400	1,235,962
Fomento Economico Mexicano S.A.B. de CV unit		982,400	5,265,495
Gruma S.A.B. de CV Series B		111,255	1,183,332
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		187,600	1,561,277
Grupo Aeroportuario del Sureste S.A.B. de CV Series B (a)		102,180	1,180,310
Grupo Bimbo S.A.B. de CV Series A		793,900	1,534,166
Grupo Carso SA de CV Series A1		224,400	415,550
Grupo Financiero Banorte S.A.B. de CV Series O (a)		1,310,000	5,836,221
Grupo Financiero Inbursa S.A.B. de CV Series O (a)		1,151,600	852,916
Grupo Mexico SA de CV Series B		1,573,207	4,468,601
Grupo Televisa SA de CV (a)		1,190,200	1,505,460
Industrias Penoles SA de CV (b)		69,020	1,099,036
Infraestructura Energetica Nova S.A.B. de CV		263,600	882,084
JB y Co. SA de CV		269,600	565,980
Kimberly-Clark de Mexico SA de CV Series A		782,600	1,163,302
Megacable Holdings S.A.B. de CV unit		147,100	466,651
Mexichem S.A.B. de CV		516,755	913,819
Promotora y Operadora de Infraestructura S.A.B. de CV		111,640	731,372
Wal-Mart de Mexico SA de CV Series V		2,642,800	6,385,381

TOTAL MEXICO			53,690,663

Netherlands - 0.3%
X5 Retail Group NV:
GDR		58,625	2,064,028
GDR (Reg. S)		2,910	102,257
Yandex NV Class A (a)		151,248	8,614,484

TOTAL NETHERLANDS			10,780,769

Pakistan - 0.0%
Habib Bank Ltd.		298,588	242,505
MCB Bank Ltd.		200,860	208,408
Oil & Gas Development Co. Ltd.		325,800	190,009

TOTAL PAKISTAN			640,922

Peru - 0.0%
Compania de Minas Buenaventura SA (d)		45	558
Compania de Minas Buenaventura SA sponsored ADR		106,933	1,312,068

TOTAL PERU			1,312,626

Philippines - 0.7%
Aboitiz Equity Ventures, Inc.		970,570	890,441
Aboitiz Power Corp.		726,600	404,182
Altus Property Ventures, Inc. (a)		15	4
Ayala Corp.		143,975	2,262,179
Ayala Land, Inc.		4,099,540	2,782,202
Bank of the Philippine Islands (BPI)		443,467	670,511
BDO Unibank, Inc.		977,256	1,783,987
Globe Telecom, Inc.		16,470	687,433
GT Capital Holdings, Inc.		47,574	420,899
International Container Terminal Services, Inc.		491,640	1,162,349
JG Summit Holdings, Inc.		1,483,356	1,961,372
Jollibee Food Corp.		215,430	753,211
Manila Electric Co.		111,090	685,959
Megaworld Corp. (a)		5,542,800	345,686
Metro Pacific Investments Corp.		6,987,500	576,342
Metropolitan Bank & Trust Co.		896,357	751,106
Philippine Long Distance Telephone Co.		42,690	1,160,787
PUREGOLD Price Club, Inc.		499,100	424,052
Robinsons Land Corp.		1,020,251	314,980
SM Investments Corp.		123,040	2,405,494
SM Prime Holdings, Inc.		5,114,600	3,550,237
Universal Robina Corp.		437,630	1,240,782

TOTAL PHILIPPINES			25,234,195

Poland - 0.6%
Allegro.eu SA (a)(c)		128,371	2,608,863
Bank Polska Kasa Opieki SA (a)		90,453	965,859
Bank Zachodni WBK SA (a)		17,607	547,078
BRE Bank SA		7,289	212,671
CD Projekt RED SA (a)		33,647	2,850,807
Cyfrowy Polsat SA		141,787	883,975
Dino Polska SA (a)(c)		24,189	1,328,421
Grupa Lotos SA		45,582	321,029
KGHM Polska Miedz SA (Bearer) (a)		71,140	2,123,274
LPP SA (a)		636	841,873
Orange Polska SA (a)		324,076	497,747
Polish Oil & Gas Co. SA		856,517	902,257
Polska Grupa Energetyczna SA (a)		415,331	473,183
Polski Koncern Naftowy Orlen SA		147,595	1,420,545
Powszechna Kasa Oszczednosci Bank SA (a)		446,608	2,138,497
Powszechny Zaklad Ubezpieczen SA (a)		308,432	1,682,951

TOTAL POLAND			19,799,030

Qatar - 0.8%
Barwa Real Estate Co.		939,260	859,806
Industries Qatar QSC (a)		922,840	2,284,922
Masraf al Rayan		1,887,333	2,226,338
Mesaieed Petrochemical Holding Co.		2,247,102	1,144,843
Ooredoo Qsc		395,885	720,878
Qatar Electricity & Water Co.		278,021	1,275,186
Qatar Fuel Co.		243,518	1,150,373
Qatar International Islamic Bank QSC		365,101	832,382
Qatar Islamic Bank		588,998	2,620,645
Qatar National Bank SAQ		2,273,554	11,052,432
The Commercial Bank of Qatar		985,780	1,150,663

TOTAL QATAR			25,318,468

Russia - 2.1%
Alrosa Co. Ltd.		1,274,383	1,145,671
Gazprom OAO		4,237,786	8,256,802
Gazprom OAO sponsored ADR (Reg. S)		884,412	3,387,298
Inter Rao Ues JSC		18,101,744	1,158,420
Lukoil PJSC		186,251	9,521,352
Lukoil PJSC sponsored ADR		23,592	1,204,608
Magnit OJSC GDR (Reg. S)		179,140	2,470,341
Magnitogorsk Iron & Steel Works PJSC		1,111,400	526,855
MMC Norilsk Nickel PJSC		25,927	6,170,824
MMC Norilsk Nickel PJSC sponsored ADR		61,229	1,459,699
Mobile TeleSystems OJSC sponsored ADR		223,131	1,744,884
Moscow Exchange MICEX-RTS OAO		675,401	1,139,218
NOVATEK OAO GDR (Reg. S)		45,762	5,514,321
Novolipetsk Steel OJSC		556,742	1,303,488
Novolipetsk Steel OJSC GDR (Reg. S)		3,783	87,917
PhosAgro OJSC GDR (Reg. S)		67,274	774,996
Polyus PJSC		16,420	3,216,052
Polyus PJSC unit		817	80,311
Rosneft Oil Co. OJSC		426,834	1,886,384
Rosneft Oil Co. OJSC GDR (Reg. S)		150,200	656,374
Sberbank of Russia		5,394,496	13,672,123
Severstal PAO		77,864	1,064,797
Severstal PAO GDR (Reg. S)		26,165	357,676
Surgutneftegas OJSC		2,802,349	1,162,299
Surgutneftegas OJSC sponsored ADR		72,295	296,265
Tatneft PAO		599,382	3,097,114
Tatneft PAO sponsored ADR		19,233	598,531
VTB Bank OJSC		1,422,625,800	586,376
VTB Bank OJSC sponsored GDR (Reg. S)		99,110	76,959

TOTAL RUSSIA			72,617,955

Saudi Arabia - 2.6%
Abdullah Al Othaim Markets Co.		21,810	761,835
Advanced Polypropylene Co.		52,121	803,294
Al Rajhi Bank		615,478	10,798,723
Alinma Bank		503,779	2,052,567
Almarai Co. Ltd.		123,178	1,694,794
Arab National Bank		298,287	1,509,609
Bank Al-Jazira		197,162	684,492
Bank Albilad		182,583	1,132,411
Banque Saudi Fransi		299,188	2,369,379
Bupa Arabia for Cooperative Insurance Co. (a)		29,545	902,823
Dar Al Arkan Real Estate Development Co. (a)		259,374	552,595
Emaar The Economic City (a)		187,696	445,430
Etihad Etisalat Co. (a)		186,538	1,392,706
Jarir Marketing Co.		30,615	1,413,892
Mobile Telecommunications Co. Saudi Arabia (a)		110,341	362,478
National Commercial Bank		739,885	7,704,053
National Industrialization Co. (a)		160,224	482,770
Rabigh Refining & Petrochemical Co. (a)		108,130	351,178
Riyad Bank		684,418	3,284,944
SABIC		451,841	10,843,317
Sahara International Petrochemical Co.		176,342	685,563
Samba Financial Group		494,981	3,642,769
Saudi Airlines Catering Co.		19,689	408,448
Saudi Arabian Fertilizers Co.		101,004	2,030,691
Saudi Arabian Mining Co. (a)		219,320	2,181,328
Saudi Arabian Oil Co.		1,101,577	9,898,713
Saudi Cement Co.		36,523	527,837
Saudi Electricity Co.		424,284	2,140,483
Saudi Industrial Investment Group		108,381	586,656
Saudi Kayan Petrochemical Co. (a)		361,185	913,003
Saudi Telecom Co.		301,584	8,017,472
The Co. for Cooperative Insurance (a)		30,113	650,389
The Saudi British Bank		356,376	2,263,519
The Savola Group		128,895	1,574,112
Yanbu National Petrochemical Co.		129,919	1,991,932

TOTAL SAUDI ARABIA			87,056,205

Singapore - 0.0%
BOC Aviation Ltd. Class A (c)		103,600	639,440
South Africa - 3.3%
Absa Group Ltd.		365,123	1,962,715
Anglo American Platinum Ltd.		27,186	1,800,120
AngloGold Ashanti Ltd.		209,289	4,823,162
Aspen Pharmacare Holdings Ltd. (a)		191,072	1,244,266
Bidcorp Ltd.		169,315	2,331,101
Bidvest Group Ltd.		142,444	1,171,315
Capitec Bank Holdings Ltd.		34,773	2,443,835
Clicks Group Ltd.		124,013	1,793,651
Discovery Ltd.		194,485	1,285,724
Exxaro Resources Ltd.		123,890	835,775
FirstRand Ltd.		2,397,542	5,565,482
Gold Fields Ltd.		443,621	4,797,843
Growthpoint Properties Ltd.		1,488,039	973,487
Harmony Gold Mining Co. Ltd. (a)		273,800	1,363,579
Impala Platinum Holdings Ltd.		401,996	3,577,895
Kumba Iron Ore Ltd.		31,750	942,639
Life Healthcare Group Holdings Ltd.		683,801	683,718
MMI Holdings Ltd.		478,403	382,730
Mr Price Group Ltd.		126,151	954,330
MTN Group Ltd.		854,192	3,049,904
MultiChoice Group Ltd.		217,840	1,796,500
Naspers Ltd. Class N		218,577	42,672,255
Nedbank Group Ltd.		183,548	1,085,797
Northam Platinum Ltd. (a)		180,433	1,733,588
Old Mutual Ltd.		2,320,274	1,345,952
Rand Merchant Insurance Holdings Ltd.		376,748	658,107
Remgro Ltd.		260,497	1,389,613
Sanlam Ltd.		923,142	2,692,724
Sasol Ltd. (a)		283,342	1,479,676
Shoprite Holdings Ltd.		254,423	2,025,449
Sibanye Stillwater Ltd.		1,142,050	3,367,586
Spar Group Ltd.		94,985	1,006,945
Standard Bank Group Ltd.		653,374	4,272,342
Steinhoff Africa Retail Ltd. (c)		426,535	313,778
Tiger Brands Ltd.		79,398	987,965
Vodacom Group Ltd.		316,983	2,388,778
Woolworths Holdings Ltd.		489,886	1,052,206

TOTAL SOUTH AFRICA			112,252,532

Taiwan - 12.0%
Accton Technology Corp.		255,000	1,849,505
Acer, Inc.		1,452,994	1,211,294
Advantech Co. Ltd.		195,681	1,976,714
ASE Technology Holding Co. Ltd.		1,636,927	3,673,486
Asia Cement Corp.		1,117,153	1,606,867
ASMedia Technology, Inc.		14,000	702,227
ASUSTeK Computer, Inc.		357,000	3,026,058
AU Optronics Corp. (a)		4,397,000	1,775,534
Catcher Technology Co. Ltd.		352,000	2,220,840
Cathay Financial Holding Co. Ltd.		3,960,832	5,316,367
Chang Hwa Commercial Bank		2,599,269	1,549,077
Cheng Shin Rubber Industry Co. Ltd.		876,937	1,106,555
Chicony Electronics Co. Ltd.		292,766	881,092
China Airlines Ltd. (a)		43	13
China Development Finance Holding Corp.		6,515,800	1,908,574
China Life Insurance Co. Ltd.		1,414,334	946,712
China Steel Corp.		5,959,204	4,228,454
Chinatrust Financial Holding Co. Ltd.		8,809,826	5,558,298
Chunghwa Telecom Co. Ltd.		1,905,000	7,145,601
Compal Electronics, Inc.		2,165,000	1,407,564
Delta Electronics, Inc.		979,381	6,504,330
E.SUN Financial Holdings Co. Ltd.		5,656,881	4,804,859
ECLAT Textile Co. Ltd.		94,613	1,251,740
EVA Airways Corp.		1,145,850	432,562
Evergreen Marine Corp. (Taiwan) (a)		1,218,908	805,249
Far Eastern Textile Ltd.		1,451,705	1,306,631
Far EasTone Telecommunications Co. Ltd.		791,000	1,658,919
Feng Tay Enterprise Co. Ltd.		195,686	1,183,323
First Financial Holding Co. Ltd.		5,162,025	3,617,694
Formosa Chemicals & Fibre Corp.		1,777,760	4,275,224
Formosa Petrochemical Corp.		571,000	1,568,758
Formosa Plastics Corp.		1,922,520	5,315,507
Formosa Taffeta Co. Ltd.		372,000	406,341
Foxconn Technology Co. Ltd.		512,587	897,641
Fubon Financial Holding Co. Ltd.		3,345,334	4,759,170
Giant Manufacturing Co. Ltd.		148,000	1,453,668
GlobalWafers Co. Ltd.		110,000	1,595,652
Highwealth Construction Corp.		379,500	550,500
HIWIN Technologies Corp.		126,512	1,101,104
Hon Hai Precision Industry Co. Ltd. (Foxconn)		6,263,869	16,968,431
Hotai Motor Co. Ltd.		152,000	3,198,434
Hua Nan Financial Holdings Co. Ltd.		4,210,547	2,531,420
Innolux Corp.		4,213,347	1,459,480
Inventec Corp.		1,236,865	977,075
Largan Precision Co. Ltd.		51,000	5,392,534
Lite-On Technology Corp.		1,082,279	1,760,987
MediaTek, Inc.		757,292	17,946,939
Mega Financial Holding Co. Ltd.		5,445,413	5,243,844
Micro-Star International Co. Ltd.		333,000	1,338,565
Nan Ya Plastics Corp.		2,595,860	5,326,190
Nanya Technology Corp.		605,000	1,222,308
Nien Made Enterprise Co. Ltd.		79,000	889,161
Novatek Microelectronics Corp.		292,000	2,725,156
Pegatron Corp.		990,000	2,128,176
Phison Electronics Corp.		79,000	818,746
Pou Chen Corp.		1,160,000	1,021,776
Powertech Technology, Inc.		379,000	1,118,096
President Chain Store Corp.		291,000	2,624,279
Quanta Computer, Inc.		1,458,000	3,669,335
Realtek Semiconductor Corp.		244,401	3,036,966
Ruentex Development Co. Ltd.		414,220	571,907
Shin Kong Financial Holding Co. Ltd.		5,525,094	1,537,270
Sinopac Holdings Co.		5,044,591	1,886,718
Standard Foods Corp.		202,812	433,144
Synnex Technology International Corp.		657,500	975,598
Taishin Financial Holdings Co. Ltd.		4,900,547	2,158,303
Taiwan Business Bank		2,795,714	918,582
Taiwan Cement Corp.		2,461,887	3,489,445
Taiwan Cooperative Financial Holding Co. Ltd.		4,680,322	3,141,046
Taiwan High Speed Rail Corp.		968,000	1,023,524
Taiwan Mobile Co. Ltd.		830,900	2,837,531
Taiwan Semiconductor Manufacturing Co. Ltd.		12,363,000	187,012,213
The Shanghai Commercial & Savings Bank Ltd.		1,710,246	2,214,849
Unified-President Enterprises Corp.		2,428,983	5,204,539
United Microelectronics Corp.		5,834,000	6,268,890
Vanguard International Semiconductor Corp.		456,000	1,485,519
Walsin Technology Corp.		155,000	885,823
Win Semiconductors Corp.		172,000	1,869,761
Winbond Electronics Corp.		1,466,000	868,562
Wistron Corp.		1,400,008	1,394,674
Wiwynn Corp.		38,756	984,851
WPG Holding Co. Ltd.		831,200	1,127,287
Yageo Corp.		187,085	2,324,748
Yuanta Financial Holding Co. Ltd.		4,886,750	3,031,906

TOTAL TAIWAN			406,624,292

Thailand - 1.6%
Advanced Info Service PCL (For. Reg.)		570,400	3,154,854
Airports of Thailand PCL (For. Reg.)		2,362,700	3,917,142
Asset World Corp. PCL		3,160,200	295,651
B. Grimm Power PCL (For. Reg.)		421,200	530,075
Bangkok Bank PCL (For. Reg.)		236,400	732,243
Bangkok Commercial Asset Management PCL		900,700	583,081
Bangkok Dusit Medical Services PCL (For. Reg.)		4,720,300	2,648,321
Bangkok Expressway and Metro PCL		3,955,100	1,039,124
Berli Jucker PCL (For. Reg)		597,100	549,978
BTS Group Holdings PCL (For. Reg.)		3,801,300	1,090,816
Bumrungrad Hospital PCL (For. Reg.)		209,300	610,589
Central Pattana PCL (For. Reg.)		1,107,500	1,365,775
Central Retail Corp. PCL		950,516	812,366
Charoen Pokphand Foods PCL (For. Reg.)		1,990,920	1,611,463
CP ALL PCL (For. Reg.)		2,951,400	5,080,435
Electricity Generating PCL (For. Reg.)		143,400	763,034
Energy Absolute PCL (For. Reg.)		739,800	901,787
Global Power Synergy Public Co. Ltd.		325,000	539,416
Gulf Energy Development PCL (For. Reg.)		964,800	881,953
Home Product Center PCL (For. Reg.)		3,042,806	1,360,738
Indorama Ventures PCL (For. Reg.)		960,300	679,896
Intouch Holdings PCL (For. Reg.)		1,091,500	1,872,024
IRPC PCL (For. Reg.)		5,489,500	355,415
Kasikornbank PCL (For. Reg.)		871,100	2,098,834
Krung Thai Bank PCL (For. Reg.)		1,814,270	502,859
Krungthai Card PCL (For. Reg.)		383,300	485,383
Land & House PCL (For. Reg.)		4,701,100	963,998
Minor International PCL:
warrants 9/30/21 (a)		54,189	419
warrants 7/31/23 (a)		67,729	13,539
(For. Reg.)		1,724,440	922,558
Muangthai Leasing PCL		351,700	617,134
Osotspa PCL		442,600	453,947
PTT Exploration and Production PCL (For. Reg.)		676,039	1,708,067
PTT Global Chemical PCL (For. Reg.)		1,107,139	1,418,567
PTT PCL (For. Reg.)		5,583,400	5,548,324
Ratchaburi Electric Generating Holding PCL (For. Reg.)		351,300	524,085
Siam Cement PCL (For. Reg.)		396,250	4,293,297
Siam Commercial Bank PCL (For. Reg.)		408,900	851,315
Srisawad Corp. PCL:
warrants 8/29/25 (a)		14,528	3,841
(For. Reg.)		363,200	579,669
Thai Oil PCL (For. Reg.)		553,500	607,856
Thai Union Frozen Products PCL (For. Reg.)		1,583,720	771,851
TMB Bank PCL (For. Reg.)		11,938,896	309,691
Total Access Communication PCL (For. Reg.)		266,900	262,444
True Corp. PCL (For. Reg.)		5,183,419	451,285

TOTAL THAILAND			54,765,139

Turkey - 0.3%
Akbank TAS (a)		1,535,078	873,838
Anadolu Efes Biracilik Ve Malt Sanayii A/S		101,240	234,751
Aselsan A/S		336,816	673,270
Bim Birlesik Magazalar A/S JSC		233,704	1,863,050
Eregli Demir ve Celik Fabrikalari T.A.S.		689,686	784,379
Ford Otomotiv Sanayi A/S		34,574	445,610
Haci Omer Sabanci Holding A/S		452,337	444,267
Koc Holding A/S		375,041	633,759
Tupras Turkiye Petrol Rafinerileri A/S (a)		61,719	550,569
Turk Hava Yollari AO (a)		271,776	292,550
Turk Sise ve Cam Fabrikalari A/S		691,944	506,190
Turkcell Iletisim Hizmet A/S		544,277	948,320
Turkiye Garanti Bankasi A/S (a)		1,136,356	895,035
Turkiye Is Bankasi A/S Series C (a)		776,378	473,452
Yapi ve Kredi Bankasi A/S (a)		1,455,235	373,382

TOTAL TURKEY			9,992,422

United Arab Emirates - 0.5%
Abu Dhabi Commercial Bank PJSC (d)		1,413,362	2,258,670
Aldar Properties PJSC		1,897,435	1,415,399
Dubai Islamic Bank Pakistan Ltd.		891,027	1,009,126
Emaar Malls Group PJSC (a)		1,278,919	515,307
Emaar Properties PJSC (a)		1,727,220	1,255,510
Emirates NBD Bank PJSC		1,278,319	3,306,162
Emirates Telecommunications Corp.		876,629	4,028,558
National Bank of Abu Dhabi PJSC (a)		1,378,154	4,299,755

TOTAL UNITED ARAB EMIRATES			18,088,487

United States of America - 0.4%
Southern Copper Corp.		43,760	2,290,398
Yum China Holdings, Inc.		199,633	10,626,465

TOTAL UNITED STATES OF AMERICA			12,916,863

TOTAL COMMON STOCKS
(Cost $2,692,012,512)			3,205,969,106

Nonconvertible Preferred Stocks - 1.9%
Brazil - 1.1%
Banco Bradesco SA (PN)		2,196,632	7,717,757
Braskem SA (PN-A)		93,400	371,780
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)		123,006	664,341
Companhia Energetica de Minas Gerais (CEMIG) (PN)		473,020	844,980
Companhia Paranaense de Energia-Copel (PN-B)		50,600	544,629
Gerdau SA		540,000	2,052,545
Itau Unibanco Holding SA		2,436,531	9,970,416
Itausa-Investimentos Itau SA (PN)		2,210,928	3,502,529
Lojas Americanas SA (PN)		451,566	1,828,158
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)		2,313,200	7,635,481
Telefonica Brasil SA		220,800	1,636,967

TOTAL BRAZIL			36,769,583

Chile - 0.1%
Embotelladora Andina SA Class B		174,086	362,445
Sociedad Quimica y Minera de Chile SA (PN-B)		56,824	2,075,880

TOTAL CHILE			2,438,325

Colombia - 0.0%
Bancolombia SA (PN)		180,173	1,140,527
Korea (South) - 0.7%
AMOREPACIFIC Corp.		5,774	268,354
Hyundai Motor Co.		10,351	720,552
Hyundai Motor Co. Series 2		19,511	1,379,439
LG Chemical Ltd.		3,686	1,019,808
LG Household & Health Care Ltd.		981	597,882
Samsung Electronics Co. Ltd.		410,142	18,205,100

TOTAL KOREA (SOUTH)			22,191,135

Russia - 0.0%
Surgutneftegas OJSC		3,600,040	1,642,917
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $85,226,851)			64,182,487
		Principal Amount(f)	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $52,909)	INR	264,162	50,494

Government Obligations - 0.2%
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.13% 11/5/20 to 2/4/21 (Cost $5,308,683)(g)		5,310,000	5,308,697
		Shares	Value

Money Market Funds - 3.6%
Fidelity Cash Central Fund 0.10% (h)		114,012,433	114,035,236
Fidelity Securities Lending Cash Central Fund 0.11% (h)(i)		9,849,369	9,850,354
TOTAL MONEY MARKET FUNDS
(Cost $123,885,590)			123,885,590
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $2,906,486,545)			3,399,396,374
NET OTHER ASSETS (LIABILITIES) - 0.0%			1,368,206
NET ASSETS - 100%			$3,400,764,580

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	2,423	Dec. 2020	$133,495,185	$1,120,468	$1,120,468

The notional amount of futures purchased as a percentage of Net Assets is 3.9%

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $97,174,879 or 2.9% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Amount is stated in United States dollars unless otherwise noted.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,308,697.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$459,674
Fidelity Securities Lending Cash Central Fund	302,897
Total	$762,571

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$432,514,186	$113,433,971	$319,080,215	$--
Consumer Discretionary	683,344,844	549,904,119	133,439,278	1,447
Consumer Staples	191,295,210	81,181,914	110,089,242	24,054
Energy	160,846,086	63,580,684	97,265,402	--
Financials	558,202,341	244,203,694	311,739,977	2,258,670
Health Care	139,148,453	61,132,484	78,015,969	--
Industrials	140,452,535	68,390,048	72,062,487	--
Information Technology	603,314,042	131,303,587	472,008,403	2,052
Materials	224,281,200	120,721,978	103,530,291	28,931
Real Estate	74,507,402	56,911,680	17,595,722	--
Utilities	62,245,294	40,947,329	21,297,963	2
Corporate Bonds	50,494	--	50,494	--
Government Obligations	5,308,697	--	5,308,697	--
Money Market Funds	123,885,590	123,885,590	--	--
Total Investments in Securities:	$3,399,396,374	$1,655,597,078	$1,741,484,140	$2,315,156
Derivative Instruments:
Assets
Futures Contracts	$1,120,468	$1,120,468	$--	$--
Total Assets	$1,120,468	$1,120,468	$--	$--
Total Derivative Instruments:	$1,120,468	$1,120,468	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,120,468	$0
Total Equity Risk	1,120,468	0
Total Value of Derivatives	$1,120,468	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $9,406,642) — See accompanying schedule: Unaffiliated issuers (cost $2,782,600,955)	$3,275,510,784
Fidelity Central Funds (cost $123,885,590)	123,885,590
Total Investment in Securities (cost $2,906,486,545)		$3,399,396,374
Segregated cash with brokers for derivative instruments		7,539,139
Foreign currency held at value (cost $6,130,168)		6,144,566
Receivable for fund shares sold		3,702,809
Dividends receivable		2,629,221
Interest receivable		182
Distributions receivable from Fidelity Central Funds		16,224
Other receivables		2,938
Total assets		3,419,431,453
Liabilities
Payable for fund shares redeemed	$5,371,595
Accrued management fee	214,495
Payable for daily variation margin on futures contracts	1,654,255
Other payables and accrued expenses	1,579,655
Collateral on securities loaned	9,846,873
Total liabilities		18,666,873
Net Assets		$3,400,764,580
Net Assets consist of:
Paid in capital		$3,111,570,683
Total accumulated earnings (loss)		289,193,897
Net Assets		$3,400,764,580
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($3,400,764,580 ÷ 307,083,966 shares)		$11.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$77,514,158
Interest		27,947
Income from Fidelity Central Funds (including $302,897 from security lending)		762,571
Income before foreign taxes withheld		78,304,676
Less foreign taxes withheld		(9,137,145)
Total income		69,167,531
Expenses
Management fee	$2,281,338
Independent trustees' fees and expenses	9,872
Interest	336
Commitment fees	3,723
Total expenses before reductions	2,295,269
Expense reductions	(29,187)
Total expenses after reductions		2,266,082
Net investment income (loss)		66,901,449
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $83,284)	(128,802,613)
Fidelity Central Funds	(5,638)
Foreign currency transactions	(488,384)
Futures contracts	(8,593,288)
Total net realized gain (loss)		(137,889,923)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $427,284)	310,488,914
Fidelity Central Funds	(412)
Assets and liabilities in foreign currencies	(70,093)
Futures contracts	(977,118)
Total change in net unrealized appreciation (depreciation)		309,441,291
Net gain (loss)		171,551,368
Net increase (decrease) in net assets resulting from operations		$238,452,817

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$66,901,449	$81,023,089
Net realized gain (loss)	(137,889,923)	(30,462,296)
Change in net unrealized appreciation (depreciation)	309,441,291	166,398,094
Net increase (decrease) in net assets resulting from operations	238,452,817	216,958,887
Distributions to shareholders	(80,764,390)	(37,459,724)
Share transactions - net increase (decrease)	305,054,965	1,148,807,753
Total increase (decrease) in net assets	462,743,392	1,328,306,916
Net Assets
Beginning of period	2,938,021,188	1,609,714,272
End of period	$3,400,764,580	$2,938,021,188

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Index Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.48	$9.62	$11.23	$9.04	$8.43
Income from Investment Operations
Net investment income (loss)A	.22	.35B	.27	.24	.19
Net realized and unrealized gain (loss)	.65	.72	(1.66)	2.09	.61
Total from investment operations	.87	1.07	(1.39)	2.33	.80
Distributions from net investment income	(.28)	(.21)	(.20)	(.14)	(.19)
Distributions from net realized gain	–	–	(.01)	–	–
Total distributions	(.28)	(.21)	(.22)C	(.14)	(.19)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$11.07	$10.48	$9.62	$11.23	$9.04
Total ReturnE	8.54%	11.33%	(12.65)%	26.29%	9.98%
Ratios to Average Net AssetsF,G
Expenses before reductions	.08%	.08%	.08%	.09%	.19%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.09%	.10%
Expenses net of all reductions	.07%	.08%	.08%	.09%	.10%
Net investment income (loss)	2.20%	3.40%B	2.46%	2.36%	2.26%
Supplemental Data
Net assets, end of period (000 omitted)	$3,400,765	$2,938,021	$593,466	$192,681	$269
Portfolio turnover rateH	10%	3%	4%	4%	25%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 2.66%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Global ex U.S. Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Global ex U.S. Index Fund	(2.25)%	4.42%	4.54%

 A From September 8, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global ex U.S. Index Fund on September 8, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$15,008	Fidelity® Global ex U.S. Index Fund
$15,182	MSCI ACWI (All Country World Index) ex USA Index

Fidelity® Global ex U.S. Index Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2020, the fund returned -2.25%, compared with a return of -2.46% for the benchmark MSCI All Country World ex US Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) Individually, the fund's biggest individual detractor was British multinational investment bank HSBC Holdings (-45%). The firm suspended its dividend in late March, partly as lower interest rates made lending less profitable. Weak profits along with heightened concern about bad debts at the company also weighed on HSBC's share price. Several stocks in the energy sector – by far the weakest performer of the 12 months – were notable detractors, as oil-price weakness and sluggish demand amid the pandemic hampered U.K.-based Royal Dutch Shell, which returned roughly -55%, and BP (-57%), as well as France's Total (-39%). Elsewhere, slumping demand for air-travel weighed on the shares of Dutch aircraft manufacturer Airbus (-49%). On the positive side, Chinese e-commerce and cloud-computing company Alibaba Group (+72%) was the fund's top contributor, driven by favorable quarterly financial results announced in mid-August. Chinese entertainment conglomerate Tencent (+87%) generated strong earnings and revenue growth. Another contributor was Taiwan Semiconductor, whose shares rose 58%, aided by strong customer demand for chip manufacturing services among global technology companies. Also adding value was Chinese shopping platform Meituan (+211%), which benefited from strong demand amid consumers' transition to working and shopping from home.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Global ex U.S. Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.7
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.6
Nestle SA (Reg. S) (Switzerland, Food Products)	1.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.0
Novartis AG (Switzerland, Pharmaceuticals)	0.8
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	0.7
Toyota Motor Corp. (Japan, Automobiles)	0.7
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	0.6
12.8

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	17.2
Consumer Discretionary	14.3
Information Technology	11.5
Industrials	10.4
Health Care	9.9
Consumer Staples	9.1
Communication Services	7.5
Materials	7.4
Energy	4.0
Utilities	3.0

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	16.1%
Cayman Islands	8.9%
United Kingdom	7.5%
Canada	6.4%
Switzerland	6.3%
France	6.0%
Germany	5.4%
Australia	4.1%
Taiwan	3.7%
Other*	35.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.1

Fidelity® Global ex U.S. Index Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 95.8%
		Shares	Value
Argentina - 0.0%
Telecom Argentina SA Class B sponsored ADR		22,271	$142,757
YPF SA Class D sponsored ADR (a)		45,420	146,252

TOTAL ARGENTINA			289,009

Australia - 4.1%
Afterpay Ltd. (a)		55,380	3,770,773
AGL Energy Ltd.		162,224	1,421,818
AMP Ltd.		875,259	941,859
Ampol Ltd.		65,865	1,200,990
APA Group unit		306,548	2,259,977
Aristocrat Leisure Ltd.		148,925	2,998,863
ASX Ltd.		50,159	2,808,635
Aurizon Holdings Ltd.		497,579	1,319,410
Australia & New Zealand Banking Group Ltd.		735,525	9,760,882
BHP Billiton Ltd.		762,776	18,284,978
BlueScope Steel Ltd.		130,713	1,350,094
Brambles Ltd.		392,864	2,649,600
Cimic Group Ltd.		25,086	379,144
Coca-Cola Amatil Ltd.		128,701	1,125,082
Cochlear Ltd.		16,677	2,489,132
Coles Group Ltd.		345,819	4,320,067
Commonwealth Bank of Australia		458,027	22,237,920
Computershare Ltd.		124,038	1,060,017
Crown Ltd.		95,305	554,856
CSL Ltd.		117,555	23,799,874
DEXUS Property Group unit		286,599	1,733,937
Evolution Mining Ltd.		423,632	1,660,821
Fortescue Metals Group Ltd.		439,044	5,371,040
Goodman Group unit		425,564	5,508,139
Insurance Australia Group Ltd.		599,578	2,012,615
Lendlease Group unit		170,103	1,430,929
Macquarie Group Ltd.		87,099	7,765,744
Magellan Financial Group Ltd.		33,555	1,300,543
Medibank Private Ltd.		722,853	1,356,920
Mirvac Group unit		1,033,889	1,533,228
National Australia Bank Ltd.		828,774	10,842,836
Newcrest Mining Ltd.		209,582	4,346,205
Northern Star Resources Ltd.		193,020	2,039,045
Orica Ltd.		106,774	1,146,195
Origin Energy Ltd.		459,229	1,291,815
Qantas Airways Ltd.		232,120	682,882
QBE Insurance Group Ltd.		376,448	2,176,880
Ramsay Health Care Ltd.		46,639	2,043,455
realestate.com.au Ltd.		13,473	1,120,442
Rio Tinto Ltd.		96,302	6,264,818
Santos Ltd.		463,822	1,541,924
Scentre Group unit		1,345,653	1,985,807
SEEK Ltd.		85,423	1,291,543
Sonic Healthcare Ltd.		116,431	2,851,749
South32 Ltd.		1,261,611	1,800,296
SP AusNet		484,072	680,500
Stockland Corp. Ltd. unit		617,456	1,669,652
Suncorp Group Ltd.		328,254	1,895,762
Sydney Airport unit		335,885	1,287,811
Tabcorp Holdings Ltd.		560,553	1,295,227
Telstra Corp. Ltd.		1,076,568	2,027,379
The GPT Group unit		512,169	1,450,591
TPG Telecom Ltd. (a)		94,375	476,345
Transurban Group unit		708,137	6,705,831
Treasury Wine Estates Ltd.		189,670	1,222,773
Vicinity Centres unit		984,271	836,441
Washington H. Soul Pattinson & Co. Ltd.		27,271	485,627
Wesfarmers Ltd.		293,750	9,508,579
Westpac Banking Corp.		936,607	11,854,508
WiseTech Global Ltd.		37,159	757,875
Woodside Petroleum Ltd.		248,547	3,065,640
Woolworths Group Ltd.		327,109	8,799,332

TOTAL AUSTRALIA			229,853,652

Austria - 0.1%
Andritz AG		18,709	630,151
Erste Group Bank AG		73,041	1,495,481
OMV AG		38,959	893,860
Raiffeisen International Bank-Holding AG		37,837	543,785
Verbund AG		17,360	998,381
Voestalpine AG		30,134	837,029

TOTAL AUSTRIA			5,398,687

Bailiwick of Jersey - 0.4%
Experian PLC		235,332	8,621,129
Ferguson PLC		58,327	5,793,094
Glencore Xstrata PLC		2,592,486	5,229,658
Polymetal International PLC		59,880	1,262,064
WPP PLC		317,185	2,533,448

TOTAL BAILIWICK OF JERSEY			23,439,393

Belgium - 0.5%
Ageas		45,232	1,820,075
Anheuser-Busch InBev SA NV		197,180	10,199,373
Colruyt NV		14,080	833,360
Elia System Operator SA/NV		7,831	757,903
Galapagos Genomics NV (a)		10,950	1,279,915
Groupe Bruxelles Lambert SA		29,152	2,386,138
KBC Groep NV		64,813	3,195,257
Proximus		38,670	751,893
Sofina SA		3,954	1,026,921
Solvay SA Class A		19,030	1,544,781
Telenet Group Holding NV		11,813	454,014
UCB SA		32,830	3,238,543
Umicore SA		51,104	1,966,484

TOTAL BELGIUM			29,454,657

Bermuda - 0.3%
Alibaba Health Information Technology Ltd. (a)		834,000	2,178,459
Alibaba Pictures Group Ltd. (a)		2,990,000	389,539
Beijing Enterprises Water Group Ltd.		1,236,000	468,731
Brilliance China Automotive Holdings Ltd.		778,000	671,373
Cheung Kong Infrastructure Holdings Ltd.		176,500	830,990
China Gas Holdings Ltd.		682,400	2,090,551
China Oriental Group Co. Ltd. (H Shares)		107	24
China Resource Gas Group Ltd.		236,000	1,022,844
Cosco Shipping Ports Ltd.		454,344	265,486
Credicorp Ltd. (United States)		17,756	2,036,258
Dairy Farm International Holdings Ltd.		86,026	324,045
GOME Electrical Appliances Holdings Ltd. (a)(b)		2,462,104	273,126
Haier Electronics Group Co. Ltd.		325,000	1,232,506
Hongkong Land Holdings Ltd.		307,722	1,129,696
Jardine Matheson Holdings Ltd.		57,102	2,531,083
Jardine Strategic Holdings Ltd.		58,692	1,270,809
Kerry Properties Ltd.		165,000	403,534
Kunlun Energy Co. Ltd.		988,000	637,214
Luye Pharma Group Ltd. (c)		465,500	269,002
Neo-China Group (Holdings) Ltd.		24,200	2,248
Nine Dragons Paper (Holdings) Ltd.		406,000	539,413
Shenzhen International Holdings Ltd.		284,018	441,093

TOTAL BERMUDA			19,008,024

Brazil - 1.0%
Ambev SA		1,224,500	2,599,258
Atacadao SA		100,800	324,116
B2W Companhia Global do Varejo (a)		56,977	747,122
Banco Bradesco SA		336,003	1,063,999
Banco do Brasil SA		226,800	1,177,884
Banco Santander SA (Brasil) unit		103,800	579,787
BB Seguridade Participacoes SA		183,100	755,637
BM&F BOVESPA SA		533,666	4,747,976
Brasil Foods SA (a)		145,200	424,621
BTG Pactual Participations Ltd. unit		58,200	735,367
CCR SA		308,200	599,432
Centrais Eletricas Brasileiras SA (Electrobras)		129,180	699,262
Cielo SA		309,971	182,051
Companhia Brasileira de Distribuicao Grupo Pao de Acucar		41,000	442,658
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)		87,100	645,135
Companhia Siderurgica Nacional SA (CSN)		180,200	645,058
Cosan SA Industria e Comercio		42,200	477,972
CPFL Energia SA		57,900	281,228
Drogasil SA		284,500	1,192,947
Energisa SA unit		46,200	337,928
ENGIE Brasil Energia SA		51,350	356,983
Equatorial Energia SA		231,800	805,126
Hapvida Participacoes e Investimentos SA (c)		57,400	643,930
Hypermarcas SA		97,700	475,053
IRB Brasil Resseguros SA		315,149	337,231
JBS SA		282,900	958,950
Klabin SA unit		176,100	728,590
Kroton Educacional SA		459,152	343,287
Localiza Rent A Car SA		156,980	1,660,096
Lojas Renner SA		209,118	1,364,855
Magazine Luiza SA		757,752	3,252,631
Multiplan Empreendimentos Imobiliarios SA		72,666	240,238
Natura & Co. Holding SA		227,903	1,831,025
Notre Dame Intermedica Participacoes SA		127,200	1,457,559
Petrobras Distribuidora SA		193,900	648,141
Petroleo Brasileiro SA - Petrobras (ON)		963,909	3,191,779
Porto Seguro SA		24,400	201,648
Rumo SA (a)		335,700	1,072,986
Sul America SA unit		74,447	518,850
Suzano Papel e Celulose SA (a)		192,638	1,680,310
TIM SA		216,100	446,289
Ultrapar Participacoes SA		195,100	556,948
Vale SA		959,645	10,126,701
Via Varejo SA (a)		326,200	975,539
Weg SA		217,950	2,880,323

TOTAL BRAZIL			55,414,506

Canada - 6.2%
Agnico Eagle Mines Ltd. (Canada)		62,119	4,917,579
Air Canada (a)		37,825	418,196
Algonquin Power & Utilities Corp.		152,859	2,317,610
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		222,644	6,856,626
AltaGas Ltd.		71,494	906,353
ATCO Ltd. Class I (non-vtg.)		20,320	565,690
B2Gold Corp.		273,030	1,756,261
Bank of Montreal		165,686	9,865,549
Bank of Nova Scotia		315,092	13,090,402
Barrick Gold Corp. (Canada)		460,420	12,309,660
Bausch Health Cos., Inc. (Canada) (a)		84,479	1,391,814
BCE, Inc.		40,972	1,646,507
BlackBerry Ltd. (a)		134,544	603,898
Brookfield Asset Management, Inc. (Canada) Class A		346,332	10,291,439
CAE, Inc.		68,438	1,169,656
Cameco Corp.		103,194	980,587
Canadian Apartment Properties (REIT) unit		21,477	690,430
Canadian Imperial Bank of Commerce		115,323	8,602,267
Canadian National Railway Co.		184,316	18,309,857
Canadian Natural Resources Ltd.		307,106	4,886,773
Canadian Pacific Railway Ltd.		35,157	10,506,198
Canadian Tire Ltd. Class A (non-vtg.)		14,948	1,669,266
Canadian Utilities Ltd. Class A (non-vtg.)		33,786	789,684
CCL Industries, Inc. Class B		39,012	1,487,510
Cenovus Energy, Inc. (Canada)		271,875	889,721
CGI Group, Inc. Class A (sub. vtg.) (a)		59,924	3,718,320
CI Financial Corp.		54,598	636,423
Constellation Software, Inc.		5,239	5,499,672
Cronos Group, Inc. (a)(b)		49,049	260,284
Dollarama, Inc.		76,785	2,644,221
Emera, Inc.		62,825	2,506,304
Empire Co. Ltd. Class A (non-vtg.)		43,963	1,199,471
Enbridge, Inc.		525,451	14,478,200
Fairfax Financial Holdings Ltd. (sub. vtg.)		7,010	1,842,815
First Capital Realty, Inc. unit		31,599	280,342
First Quantum Minerals Ltd.		152,192	1,748,900
Fortis, Inc.		120,524	4,761,073
Franco-Nevada Corp.		48,983	6,676,291
George Weston Ltd.		20,453	1,434,304
Gildan Activewear, Inc.		51,137	1,059,357
Great-West Lifeco, Inc.		72,488	1,477,182
Hydro One Ltd. (c)		86,624	1,892,685
iA Financial Corp, Inc.		27,500	958,155
IGM Financial, Inc.		21,462	471,188
Imperial Oil Ltd.		67,342	895,669
Intact Financial Corp.		37,167	3,839,167
Inter Pipeline Ltd. (b)		108,372	964,717
Keyera Corp.		55,657	789,968
Kinross Gold Corp.		326,053	2,594,132
Kirkland Lake Gold Ltd.		68,268	3,110,311
Loblaw Companies Ltd.		46,686	2,323,963
Lundin Mining Corp.		170,273	1,028,821
Magna International, Inc. Class A (sub. vtg.)		73,723	3,764,449
Manulife Financial Corp.		502,822	6,816,006
Metro, Inc. Class A (sub. vtg.)		66,017	3,079,604
National Bank of Canada		87,338	4,191,542
Nutrien Ltd.		147,660	6,002,601
Onex Corp. (sub. vtg.)		22,150	957,622
Open Text Corp.		71,272	2,618,603
Pan American Silver Corp.		54,413	1,730,333
Parkland Corp.		38,830	948,381
Pembina Pipeline Corp.		142,286	2,978,576
Power Corp. of Canada (sub. vtg.)		145,222	2,765,355
Quebecor, Inc. Class B (sub. vtg.)		46,355	1,075,458
Restaurant Brands International, Inc.		62,209	3,232,552
Restaurant Brands International, Inc.		11,365	590,980
RioCan (REIT)		41,268	445,421
Ritchie Bros. Auctioneers, Inc.		28,074	1,701,761
Rogers Communications, Inc. Class B (non-vtg.)		92,379	3,752,572
Royal Bank of Canada		368,506	25,767,484
Saputo, Inc.		64,930	1,580,485
Shaw Communications, Inc. Class B		122,677	2,021,136
Shopify, Inc. Class A (a)		27,805	25,633,067
Smart (REIT)		19,121	302,250
SSR Mining, Inc. (a)		56,677	1,049,054
Sun Life Financial, Inc.		151,659	6,034,259
Suncor Energy, Inc.		397,157	4,480,425
TC Energy Corp.		243,691	9,591,801
Teck Resources Ltd. Class B (sub. vtg.)		122,489	1,609,834
TELUS Corp.		111,019	1,898,231
The Toronto-Dominion Bank		468,493	20,669,533
Thomson Reuters Corp.		45,097	3,506,078
TMX Group Ltd.		14,930	1,450,753
Wheaton Precious Metals Corp.		116,157	5,330,510
WSP Global, Inc.		29,620	1,873,510
Yamana Gold, Inc.		246,655	1,371,848

TOTAL CANADA			346,833,542

Cayman Islands - 8.9%
3SBio, Inc. (a)(c)		325,000	302,257
51job, Inc. sponsored ADR (a)		6,707	470,161
AAC Technology Holdings, Inc.		188,500	993,257
Agile Property Holdings Ltd.		284,000	388,313
Airtac International Group		32,000	859,030
AK Medical Holdings Ltd. (c)		98,000	218,438
Alibaba Group Holding Ltd. sponsored ADR (a)		486,287	148,166,801
Anta Sports Products Ltd.		280,000	3,080,813
ASM Pacific Technology Ltd.		81,800	823,012
Autohome, Inc. ADR Class A		15,582	1,488,860
Baidu.com, Inc. sponsored ADR (a)		70,617	9,395,592
Baozun, Inc. sponsored ADR (a)(b)		14,924	546,069
BeiGene Ltd. ADR (a)		10,447	3,097,744
Best, Inc. ADR (a)(b)		50,990	131,044
Bilibili, Inc. ADR (a)		29,760	1,329,379
Bosideng International Holdings Ltd.		836,000	365,565
Budweiser Brewing Co. APAC Ltd. (c)		445,500	1,310,210
Chailease Holding Co. Ltd.		316,476	1,532,103
Cheung Kong Property Holdings Ltd.		668,716	3,096,666
China Aoyuan Group Ltd.		299,000	280,005
China Conch Venture Holdings Ltd.		420,500	1,868,588
China East Education Holdings Ltd. (c)		137,000	263,309
China Education Group Holdings Ltd.		177,000	294,068
China Feihe Ltd. (c)		283,000	641,747
China Hongqiao Group Ltd.		417,000	301,219
China Huishan Dairy Holdings Co. Ltd. (d)		397,000	10,754
China Liansu Group Holdings Ltd.		276,000	445,730
China Literature Ltd. (a)(c)		77,400	633,976
China Medical System Holdings Ltd.		349,000	365,544
China Mengniu Dairy Co. Ltd.		713,000	3,352,319
China Overseas Property Holdings Ltd.		330,000	238,800
China Resources Cement Holdings Ltd.		636,000	830,225
China Resources Land Ltd.		824,634	3,355,976
China State Construction International Holdings Ltd.		499,250	345,176
China Yuhua Education Corp. Ltd. (c)		294,000	232,470
CIFI Holdings Group Co. Ltd.		820,696	566,362
CK Hutchison Holdings Ltd.		701,216	4,224,029
Country Garden Holdings Co. Ltd.		1,968,376	2,422,226
Country Garden Services Holdings Co. Ltd.		351,000	2,202,664
Ctrip.com International Ltd. ADR (a)		123,433	3,549,933
Dali Foods Group Co. Ltd. (c)		505,500	312,983
ENN Energy Holdings Ltd.		204,300	2,581,256
Evergrande Real Estate Group Ltd.		485,000	963,431
Future Land Development Holding Ltd.		536,000	401,006
GDS Holdings Ltd. ADR (a)(b)		20,684	1,738,283
Geely Automobile Holdings Ltd.		1,524,000	3,129,581
Genscript Biotech Corp.		264,000	365,735
Greentown Service Group Co. Ltd.		368,000	403,008
GSX Techedu, Inc. ADR (a)(b)		19,960	1,325,743
Haidilao International Holding Ltd. (c)		205,000	1,353,886
Haitian International Holdings Ltd.		159,000	393,783
Hansoh Pharmaceutical Group Co. Ltd. (a)(c)		292,000	1,301,335
Hengan International Group Co. Ltd.		171,000	1,185,585
Huazhu Group Ltd. ADR		40,945	1,622,650
Hutchison China Meditech Ltd. sponsored ADR (a)		17,759	522,825
HUYA, Inc. ADR (a)(b)		15,934	356,922
Innovent Biologics, Inc. (a)(c)		244,000	1,800,297
iQIYI, Inc. ADR (a)(b)		58,497	1,444,876
JD.com, Inc. sponsored ADR (a)		220,294	17,958,367
Kaisa Group Holdings Ltd.		592,000	274,905
KE Holdings, Inc. ADR (a)		22,859	1,594,415
Kingboard Chemical Holdings Ltd.		179,500	606,630
Kingboard Laminates Holdings Ltd.		274,000	436,138
Kingdee International Software Group Co. Ltd.		612,000	1,606,475
Kingsoft Corp. Ltd.		218,000	1,164,166
Koolearn Technology Holding Ltd. (a)(c)		59,000	190,642
KWG Living Group Holdings Ltd.		157,250	123,325
KWG Property Holding Ltd.		314,500	415,412
Lee & Man Paper Manufacturing Ltd.		319,000	240,716
Legend Biotech Corp. ADR (a)		44	1,138
Li Ning Co. Ltd.		544,500	2,809,416
Lijun International Pharmaceutical Holding Ltd.		392,000	213,887
Logan Property Holdings Co. Ltd.		340,000	531,545
Longfor Properties Co. Ltd. (c)		457,000	2,496,479
Meituan Class B (a)		922,300	34,286,599
Melco Crown Entertainment Ltd. sponsored ADR		55,631	896,772
Microport Scientific Corp.		184,000	646,759
Momo, Inc. ADR		38,351	575,265
NetEase, Inc. ADR		105,895	9,190,627
New Oriental Education & Technology Group, Inc. sponsored ADR (a)		37,021	5,937,428
NIO, Inc. sponsored ADR (a)		276,122	8,443,811
Noah Holdings Ltd. sponsored ADR (a)		8,485	223,410
Pinduoduo, Inc. ADR (a)		70,083	6,306,068
Ping An Healthcare and Technology Co. Ltd. (a)(c)		133,800	1,725,895
Sands China Ltd.		631,200	2,210,523
Semiconductor Manufacturing International Corp. (a)		911,100	2,687,866
Shenzhou International Group Holdings Ltd.		214,700	3,708,266
Shimao Property Holdings Ltd.		316,000	1,114,815
Silergy Corp.		19,000	1,168,863
SINA Corp. (a)		14,578	624,667
Sino Biopharmaceutical Ltd.		2,699,250	2,722,752
SOHO China Ltd. (a)		521,500	139,246
Sunac China Holdings Ltd.		661,000	2,438,517
Sunny Optical Technology Group Co. Ltd.		184,700	3,054,310
TAL Education Group ADR (a)		97,990	6,512,415
Tencent Holdings Ltd.		1,483,800	113,370,709
Tencent Music Entertainment Group ADR (a)		95,138	1,415,653
Tingyi (Cayman Islands) Holding Corp.		506,000	924,213
Tongcheng-Elong Holdings Ltd. (a)		215,600	357,642
Topsports International Holdings Ltd. (c)		317,000	433,434
Uni-President China Holdings Ltd.		316,000	273,099
Vinda International Holdings Ltd.		90,000	237,988
Vipshop Holdings Ltd. ADR (a)		114,389	2,447,925
Want Want China Holdings Ltd.		1,283,000	847,334
Weibo Corp. sponsored ADR (a)(b)		13,971	580,495
WH Group Ltd. (c)		2,483,000	1,950,528
Wharf Real Estate Investment Co. Ltd.		436,000	1,673,138
Wuxi Biologics (Cayman), Inc. (a)(c)		261,000	7,292,177
Wynn Macau Ltd. (a)		398,800	550,424
Xiaomi Corp. Class B (a)(c)		2,701,800	7,684,014
Xinyi Solar Holdings Ltd.		1,046,281	1,902,943
XPeng, Inc. ADR (a)(b)		27,368	530,392
Yihai International Holding Ltd.		123,000	1,627,836
Yuzhou Properties Co.		455,837	175,808
YY, Inc. ADR		14,973	1,368,233
Zai Lab Ltd. ADR (a)		17,731	1,454,829
Zhen Ding Technology Holding Ltd.		151,302	639,922
Zhenro Properties Group Ltd.		356,000	205,265
Zhongsheng Group Holdings Ltd. Class H		150,500	1,069,661
ZTO Express, Inc. sponsored ADR		104,992	3,042,668

TOTAL CAYMAN ISLANDS			502,558,479

Chile - 0.1%
Aguas Andinas SA		663,068	172,236
Banco de Chile		12,021,055	928,045
Banco de Credito e Inversiones		14,579	456,261
Banco Santander Chile		17,119,431	599,280
Cencosud SA		364,280	506,402
Cencosud Shopping SA		129,577	171,250
Colbun SA		2,002,302	302,171
Compania Cervecerias Unidas SA		43,816	243,643
Compania de Petroleos de Chile SA (COPEC)		98,570	752,054
CorpBanca SA		1	0
Empresa Nacional de Telecomunicaciones SA (ENTEL)		38,980	219,711
Empresas CMPC SA		308,193	640,896
Enel Chile SA		7,000,888	469,774
Enersis SA		9,003,820	1,194,610
S.A.C.I. Falabella		191,084	523,856

TOTAL CHILE			7,180,189

China - 3.6%
A-Living Services Co. Ltd. (H Shares) (c)		109,250	457,997
Addsino Co. Ltd. (A Shares)		15,600	46,997
AECC Aero-Engine Control Co. Ltd. (A Shares)		13,600	36,397
Agricultural Bank of China Ltd.:
(A Shares)		584,800	275,466
(H Shares)		7,801,000	2,636,391
Aier Eye Hospital Group Co. Ltd. (A Shares)		61,751	575,849
Air China Ltd.:
(A Shares)		73,200	74,411
(H Shares)		522,000	336,666
Aisino Co. Ltd. (A Shares)		37,600	87,453
Aluminum Corp. of China Ltd.:
(A shares) (a)		236,800	101,806
(H Shares) (a)		844,000	184,347
Angang Steel Co. Ltd. (H Shares)		170,037	49,788
Angel Yeast Co. Ltd. (A Shares)		15,200	120,153
Anhui Conch Cement Co. Ltd.:
(A Shares)		32,800	250,055
(H Shares)		353,500	2,204,673
Anhui Gujing Distillery Co. Ltd.:
(A Shares)		5,800	182,533
(B Shares)		29,300	333,381
Anhui Kouzi Distillery Co. Ltd. (A Shares)		12,600	103,391
Apeloa Pharmaceutical Co. Ltd. A Shares		14,000	42,826
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)		4,300	176,672
Autobio Diagnostics Co. Ltd.		4,900	127,843
AVIC Aircraft Co. Ltd. (A Shares)		47,300	171,549
AVIC Aviation Engine Corp. PLC (A Shares)		36,200	198,077
AVIC Capital Co. Ltd. (A Shares)		183,700	120,357
AVIC Electromechanical Systems Co. Ltd. (A Shares)		63,800	100,996
AVIC Jonhon OptronicTechnology Co. Ltd.		22,000	182,530
AVIC Shenyang Aircraft Co. Ltd. (A Shares)		19,700	152,851
AviChina Industry & Technology Co. Ltd. (H Shares)		662,000	340,713
Baic Motor Corp. Ltd. (H Shares) (c)		409,500	151,070
Bank Communications Co. Ltd.:
(A Shares)		730,700	494,983
(H Shares)		2,049,000	1,006,990
Bank of Beijing Co. Ltd. (A Shares)		367,016	256,359
Bank of Chengdu Co. Ltd. (A Shares)		64,200	99,461
Bank of China Ltd. (H Shares)		21,152,000	6,681,099
Bank of Hangzhou Co. Ltd. (A Shares)		102,780	199,523
Bank of Jiangsu Co. Ltd. (A Shares)		181,100	162,820
Bank of Nanjing Co. Ltd. (A Shares)		172,900	197,951
Bank of Ningbo Co. Ltd. (A Shares)		94,200	479,172
Bank of Shanghai Co. Ltd. (A Shares)		234,020	274,850
Baoshan Iron & Steel Co. Ltd. (A Shares)		296,700	237,205
BBMG Corp. (H Shares)		151,000	28,437
Beijing Capital Development Co. Ltd. (A Shares)		59,000	54,499
Beijing Capital International Airport Co. Ltd. (H Shares)		470,000	286,759
Beijing Dabeinong Technology Group Co. Ltd. (A Shares)		68,900	85,585
Beijing E-Hualu Information Technology Co. Ltd. (A Shares)		6,100	29,010
Beijing Enlight Media Co. Ltd. (A Shares)		53,600	97,529
Beijing Kunlun Tech Co. Ltd. (A Shares)		21,100	77,636
Beijing New Building Materials PLC (A Shares)		29,300	151,643
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)		39,300	218,473
Beijing Originwater Technology Co. Ltd. (A Shares)		57,100	66,365
Beijing Shiji Information Technology Co. Ltd. (A Shares)		15,900	87,998
Beijing Shunxin Agriculture Co. Ltd.		13,300	109,426
Beijing Sinnet Technology Co. Ltd. (A Shares)		27,600	78,946
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)		21,720	112,166
Beijing Tongrentang Co. Ltd. (A Shares)		31,500	126,928
Beijing Yanjing Brewery Co. Ltd. (A Shares)		70,100	91,225
Betta Pharmaceuticals Co. Ltd. (A Shares)		6,600	106,055
BGI Genomics Co. Ltd.		6,800	151,983
BOE Technology Group Co. Ltd. (A Shares)		541,800	384,196
Bohai Leasing Co. Ltd. (A shares) (a)		129,600	49,306
By-Health Co. Ltd. (A Shares)		30,700	118,881
BYD Co. Ltd.:
(A Shares)		23,600	563,713
(H Shares)		170,500	3,446,626
C&S Paper Co. Ltd. (A Shares)		12,700	38,486
Caitong Securities Co. Ltd.		65,900	126,924
Cansino Biologics, Inc. (H Shares) (a)(c)		15,200	295,863
CGN Power Co. Ltd. (H Shares) (c)		2,425,000	519,252
Chacha Food Co. Ltd. (A Shares)		9,000	80,061
Changchun High & New Technology Industry Group, Inc. (A Shares)		6,200	347,813
Changjiang Securities Co. Ltd. (A Shares)		101,100	114,050
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)		2,300	55,898
Chaozhou Three-Circle Group Co. (A Shares)		28,000	130,150
Chengdu Kanghong Pharmaceutical Group Co. Ltd. (A Shares)		8,800	55,951
Chengdu Xingrong Environment Co. Ltd. (A Shares)		64,800	48,268
China Avionics Systems Co. Ltd. (A Shares)		30,000	72,243
China Cinda Asset Management Co. Ltd. (H Shares)		2,356,000	440,658
China CITIC Bank Corp. Ltd.:
(A Shares)		111,700	84,369
(H Shares)		2,227,000	904,876
China Communications Construction Co. Ltd.:
(A Shares)		121,200	134,275
(H Shares)		1,044,000	545,398
China Communications Services Corp. Ltd. (H Shares)		590,000	342,470
China Construction Bank Corp. (H Shares)		25,010,000	17,234,724
China Eastern Airlines Corp. Ltd.:
(A Shares)		127,400	87,599
(H Shares)		444,000	176,397
China Enterprise Co. Ltd. (A Shares)		73,600	43,190
China Everbright Bank Co. Ltd.:
(A Shares)		324,600	190,335
(H Shares)		1,197,000	413,797
China Film Co. Ltd. (A Shares)		32,700	61,957
China Fortune Land Development Co. Ltd. (A Shares)		69,030	145,640
China Galaxy Securities Co. Ltd. (H Shares)		1,096,500	599,698
China Gezhouba Group Co. Ltd. (A Shares)		80,500	83,849
China Greatwall Technology Group Co. Ltd. (A Shares)		51,700	117,432
China Huarong Asset Management Co. Ltd. (c)		2,463,000	257,340
China International Capital Corp. Ltd. (H Shares) (a)(c)		354,000	823,755
China International Travel Service Corp. Ltd. (A Shares)		31,200	931,144
China Jushi Co. Ltd. (A Shares)		57,500	120,192
China Life Insurance Co. Ltd.		31,100	214,822
China Life Insurance Co. Ltd. (H Shares)		1,954,000	4,263,482
China Longyuan Power Grid Corp. Ltd. (H Shares)		787,000	538,033
China Merchants Bank Co. Ltd.:
(A Shares)		214,400	1,277,295
(H Shares)		1,116,751	5,805,233
China Merchants Energy Shipping Co. Ltd. (A Shares)		110,600	95,747
China Merchants Property Operation & Service Co. Ltd. (A Shares)		17,700	67,479
China Merchants Securities Co. Ltd. (A Shares) (a)		117,130	362,833
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)		107,700	226,959
China Minsheng Banking Corp. Ltd.:
(A Shares)		589,800	465,759
(H Shares)		1,447,300	791,558
China Molybdenum Co. Ltd.:
(A Shares)		278,300	164,950
(H Shares)		822,000	297,945
China National Building Materials Co. Ltd. (H Shares)		995,000	1,140,993
China National Chemical Engineering Co. Ltd. (A Shares)		100,800	79,931
China National Medicines Corp. Ltd. (A Shares)		10,500	67,418
China National Nuclear Power Co. Ltd. (A Shares)		262,000	173,840
China National Software & Service Co. Ltd. (A Shares)		8,800	92,597
China Northern Rare Earth Group High-Tech Co. Ltd. (a)		78,300	118,317
China Oilfield Services Ltd. (H Shares)		458,000	275,302
China Pacific Insurance (Group) Co. Ltd.		60,500	289,271
China Pacific Insurance (Group) Co. Ltd. (H Shares)		770,400	2,399,892
China Petroleum & Chemical Corp.:
(A Shares)		332,700	194,172
(H Shares)		6,334,000	2,473,244
China Railway Construction Corp. Ltd.:
(A Shares)		30,700	38,310
(H Shares)		712,500	481,587
China Railway Group Ltd.:
(A Shares)		591,200	475,301
(H Shares)		562,000	258,074
China Railway Signal & Communications Corp. (H Shares) (c)		368,000	121,045
China Reinsurance Group Corp. (H Shares)		1,336,000	127,525
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)		20,500	83,109
China Shenhua Energy Co. Ltd.:
(A Shares)		42,300	105,435
(H Shares)		924,500	1,597,975
China Shipbuilding Industry Co. (A Shares) (a)		374,400	233,151
China Shipping Development Co. Ltd.:
(A Shares)		122,300	120,349
(H Shares)		158,000	62,161
China South Publishing & Media Group Co. Ltd. (A Shares)		39,200	61,554
China Southern Airlines Ltd. (H Shares) (a)		664,000	346,882
China Spacesat Co. Ltd. (A Shares)		18,600	87,399
China State Construction Engineering Corp. Ltd. (A Shares)		656,960	502,778
China Telecom Corp. Ltd. (H Shares)		3,402,000	1,070,736
China Tower Corp. Ltd. (H Shares) (c)		11,486,000	1,792,720
China TransInfo Technology Co. Ltd. (A Shares)		23,000	76,485
China United Network Communications Ltd. (A Shares)		457,000	326,472
China Vanke Co. Ltd.:
(A Shares)		112,000	462,376
(H Shares)		481,600	1,490,926
China Yangtze Power Co. Ltd. (A Shares)		342,100	971,595
Chinese Universe Publishing and Media Group Co. Ltd. (A Shares)		25,900	44,869
Chongqing Brewery Co. Ltd. (A Shares)		8,800	140,689
Chongqing Changan Automobile Co. Ltd. (A Shares) (a)		67,000	165,988
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)		15,500	96,946
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)		655,000	261,071
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)		25,500	611,459
CITIC Securities Co. Ltd.:
(A Shares)		160,200	687,935
(H Shares)		549,000	1,184,041
Contemporary Amperex Technology Co. Ltd.		34,800	1,279,500
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares) (a)		239,300	234,472
(H Shares) (a)		435,500	278,068
CRRC Corp. Ltd.:
(A Shares)		102,500	82,705
(H Shares)		1,616,950	625,714
CSC Financial Co. Ltd. (A Shares)		44,600	286,571
Da An Gene Co. Ltd. of Sun Yat-Sen University (A Shares)		12,000	67,937
Daqin Railway Co. Ltd. (A Shares)		252,500	242,115
Dawning Information Industry Co. Ltd. (A Shares)		20,720	111,030
DHC Software Co. Ltd. (A Shares)		48,700	66,646
Dong E-E-Jiao Co. Ltd. (A Shares)		13,300	76,221
Dongfang Electric Corp. Ltd. (A Shares)		58,000	92,095
Dongfeng Motor Group Co. Ltd. (H Shares)		694,000	487,881
Dongxing Securities Co. Ltd. (A Shares)		57,200	104,629
East Money Information Co. Ltd. (A Shares)		134,200	470,688
Eve Energy Co. Ltd. (A shares)		32,124	256,444
Everbright Securities Co. Ltd. (A Shares)		61,900	167,031
Fangda Carbon New Material Co. Ltd. (A Shares)		75,600	71,081
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)		20,100	71,013
Financial Street Holdings Co. Ltd. (A Shares)		68,700	68,597
First Capital Securities Co. Ltd. (A Shares)		70,800	105,375
Focus Media Information Technology Co. Ltd. (A Shares)		252,840	354,004
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)		41,880	1,003,464
Founder Securities Co. Ltd. (A Shares) (a)		136,200	189,837
Foxconn Industrial Internet Co. Ltd. (A Shares)		96,596	197,570
Fujian Sunner Development Co. Ltd. A Shares		24,200	79,928
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)		69,500	390,095
(H Shares) (c)		79,200	335,598
G-bits Network Technology Xiamen Co. Ltd. (A Shares)		1,400	98,892
GCL System Integration Technology Co. Ltd. (a)		83,100	42,943
GD Power Development Co. Ltd. (A Shares)		387,700	113,706
GEM Co. Ltd. (A Shares)		97,200	70,058
Gemdale Corp. (A Shares)		76,100	152,190
GF Securities Co. Ltd.:
(A Shares)		202,700	467,830
(H Shares)		90,800	117,006
Giant Network Group Co. Ltd. (A Shares)		32,700	92,946
Gigadevice Semiconductor Beijing, Inc. (A Shares)		7,560	220,006
Glodon Co. Ltd. (A Shares)		10,200	108,719
GoerTek, Inc. (A Shares)		54,100	367,585
Grandjoy Holdings Group Co. Ltd.		60,500	41,331
Great Wall Motor Co. Ltd. (H Shares)		770,000	1,245,508
Gree Electric Appliances, Inc. of Zhuhai (A Shares)		50,100	439,720
Greenland Holdings Corp. Ltd. (A Shares)		131,300	121,819
GRG Banking Equipment Co. Ltd. (A Shares)		26,300	45,564
Guangdong Haid Group Co. Ltd. (A Shares)		25,800	237,878
Guangdong Hongda Blasting Co. Ltd. (A Shares)		12,300	88,087
Guangdong LY Intelligent Manufacturing Co. Ltd. (A Shares)		92,600	181,019
Guanghui Energy Co. Ltd. (A Shares) (a)		138,300	59,653
Guangzhou Automobile Group Co. Ltd.		76,100	153,075
Guangzhou Automobile Group Co. Ltd. (H Shares)		612,000	627,591
Guangzhou Baiyun International Airport Co. Ltd. (A Shares)		40,000	75,207
Guangzhou Baiyunshan Pharma Health (A Shares)		30,200	138,093
Guangzhou Haige Communications Group (A Shares)		36,400	61,009
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)		8,200	129,445
Guangzhou R&F Properties Co. Ltd. (H Shares)		438,000	554,809
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)		11,000	169,277
Guangzhou Wondfo Biotech Co. Ltd. (A Shares)		3,400	38,744
Guocheng Mining Co. Ltd. (A Shares) (a)		9,700	15,316
Guosen Securities Co. Ltd. (A Shares)		76,700	153,460
Guotai Junan Securities Co. Ltd.:
(A Shares)		43,000	118,629
(H Shares) (c)		292,400	380,186
Guoxuan High Tech Co. Ltd. (A Shares) (a)		14,100	55,764
Guoyuan Securities Co. Ltd. (A Shares) (e)		92,300	115,865
Hafei Aviation Industry Co. Ltd. (A Shares)		11,200	83,963
Haier Smart Home Co. Ltd. (A Shares)		108,100	402,684
Hainan Airlines Co. Ltd. (A Shares) (a)		124,700	28,937
Haitong Securities Co. Ltd.:
(A Shares) (a)		114,700	241,375
(H Shares)		711,600	600,305
Hanergy Mobile Energy Holding (a)(d)		576,000	1
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)		146,600	986,534
Hangzhou Robam Appliances Co. Ltd. (A Shares)		19,900	109,066
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)		9,600	21,711
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)		6,600	122,727
Hefei Meiya Optoelectronic Technology, Inc. (A Shares)		12,900	81,576
Heilongjiang Agriculture Co. Ltd. (A Shares)		32,100	83,669
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)		41,800	312,818
Hengli Petrochemical Co. Ltd. (A Shares)		95,400	275,815
Hengtong Optic-electric Co. Ltd. (A Shares)		35,700	78,338
Hengyi Petrochemical Co. Ltd. (A Shares)		72,230	124,639
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)		9,700	196,493
Hongfa Technology Co. Ltd. (A Shares)		12,800	98,622
Huaan Securities Co. Ltd. (A Shares)		66,000	78,800
Huadian Power International Corp. Ltd. (H Shares)		136,000	33,682
Huadong Medicine Co. Ltd. (A Shares)		34,060	142,350
Hualan Biological Engineer, Inc. (A Shares)		30,450	233,508
Huaneng Power International, Inc. (H Shares)		1,026,000	382,475
Huatai Securities Co. Ltd.:
(A Shares)		71,000	216,747
(H Shares) (c)		443,200	715,752
HUAXI Securities Co. Ltd.		51,000	88,696
Huaxia Bank Co. Ltd. (A Shares)		223,400	202,496
Huaxin Cement Co. Ltd. (A Shares)		21,900	79,466
Huayu Automotive Systems Co. Ltd. (A Shares)		47,531	221,356
Hubei Biocause Pharmaceutical Co. Ltd. (A Shares)		101,300	75,532
Hubei Energy Group Co. Ltd. (A Shares)		117,900	69,881
Hunan Valin Steel Co. Ltd. (A Shares)		127,200	96,694
Hundsun Technologies, Inc. (A Shares)		17,680	246,597
iFlytek Co. Ltd. (A Shares)		37,400	213,258
Industrial & Commercial Bank of China Ltd.:
(A Shares)		423,500	311,578
(H Shares)		16,193,000	9,195,431
Industrial Bank Co. Ltd. (A Shares)		332,000	884,232
Industrial Securities Co. Ltd. (A Shares)		121,800	141,537
Inner Mongoli Yili Industries Co. Ltd. (A Shares)		103,500	615,745
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)		755,900	128,916
Inner Mongolia First Machinery Group Co. Ltd. (A Shares)		41,600	67,579
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)		131,800	139,209
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd. (A Shares)		118,900	45,775
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)		308,859	193,786
Inspur Electronic Information Industry Co. Ltd. (A Shares)		24,512	112,057
Jafron Biomedical Co. Ltd. (A Shares)		13,740	163,189
Jiangsu Expressway Co. Ltd. (H Shares)		290,000	289,906
Jiangsu Hengli Hydraulic Co. Ltd.		20,572	233,145
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)		84,440	1,124,355
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)		22,000	170,955
Jiangsu Shagang Co. Ltd. (A Shares)		36,200	70,304
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)		24,600	619,369
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)		6,000	83,583
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)		17,200	79,498
Jiangsu Zhongnan Construction Group Co. Ltd. (A Shares)		67,800	91,714
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)		61,500	101,538
Jiangxi Copper Co. Ltd.:
(A Shares)		30,000	66,595
(H Shares)		332,000	394,846
Jiangxi Ganfeng Lithium Co. Ltd.		16,300	148,888
Jiangxi Zhengbang Technology Co. Ltd. (A Shares)		45,700	117,041
Jilin Aodong Pharmaceutical Group Co. Ltd. (A Shares)		43,300	109,042
Jinke Properties Group Co. Ltd. (A Shares)		90,900	105,598
Jinyu Bio-Technology Co. Ltd. (A Shares)		21,700	76,940
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)		23,700	53,558
Jointown Pharmaceutical Group (A Shares) (a)		31,800	86,488
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)		14,000	131,829
Joyoung Co. Ltd. (A Shares)		6,600	34,860
Juewei Food Co. Ltd.		10,300	124,861
Juneyao Airlines Co. Ltd. (A shares)		32,800	52,585
Kweichow Moutai Co. Ltd. (A Shares)		19,200	4,802,440
Laobaixing Pharmacy Chain JSC (A Shares)		4,600	49,248
Legend Holdings Corp.:
(H Shares) (c)		142,300	191,630
rights (a)(d)		7,753	1,300
Lens Technology Co. Ltd. (A Shares)		46,500	233,193
Leo Group Co. Ltd. (A Shares)		116,000	55,083
Lepu Medical Technology Beijing Co. Ltd. (A Shares)		29,800	137,467
Leyard Optoelectronic Co. Ltd. (A Shares)		58,000	62,015
Liaoning Chengda Co. Ltd. (A Shares)		28,500	96,349
Livzon Pharmaceutical Group, Inc. (A Shares)		5,400	39,139
Lomon Billions Group Co. Ltd. (A Shares)		31,300	116,051
LONGi Green Energy Technology Co. Ltd.		60,400	687,515
Luenmei Quantum Co. Ltd. (A Shares)		27,092	53,600
Luxshare Precision Industry Co. Ltd. (A Shares)		108,047	885,998
Luzhou Laojiao Co. Ltd. (A Shares)		24,000	620,554
Maanshan Iron & Steel Co. Ltd. (A Shares)		140,000	54,068
Mango Excellent Media Co. Ltd. (A Shares)		27,800	308,889
Maxscend Microelectronics Co. Ltd. (A Shares)		2,000	129,866
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)		74,364	189,964
Metallurgical Corp. China Ltd. (H Shares)		773,000	124,637
Muyuan Foodstuff Co. Ltd. (A Shares)		56,100	595,613
Nanji E-Commerce Co. Ltd. (A Shares)		40,800	112,301
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.		11,570	67,922
Nanjing Securities Co. Ltd. (A Shares)		53,600	100,353
Nanyang Topsec Technologies Group, Inc. (a)		8,300	26,184
NARI Technology Co. Ltd. (A Shares)		74,200	230,842
NAURA Technology Group Co. Ltd.		7,700	197,512
NavInfo Co. Ltd. (A Shares)		35,200	74,918
New China Life Insurance Co. Ltd.		13,900	133,750
New China Life Insurance Co. Ltd. (H Shares)		261,500	1,040,603
Ningbo Joyson Electronic Corp. (A shares)		20,300	72,773
Ningbo Tuopu Group Co. Ltd. (A Shares)		13,600	77,746
Northeast Securities Co. Ltd. (A Shares)		57,700	80,645
O-film Tech Co. Ltd. (A Shares)		46,400	107,465
Oceanwide Holdings Co., Ltd. (A Shares)		92,900	57,223
Offcn Education Technology Co. A Shares		26,490	156,698
Offshore Oil Enginering Co. Ltd. (A Shares)		104,800	66,437
Oppein Home Group, Inc. (A Shares)		7,560	139,161
Orient Securities Co. Ltd. (A Shares)		106,100	170,880
Ovctek China, Inc. (A Shares)		11,300	115,350
People's Insurance Co. of China Group Ltd.:
(A Shares)		140,700	139,766
(H Shares)		1,940,000	575,556
Perfect World Co. Ltd. (A Shares)		31,950	134,239
PetroChina Co. Ltd.:
(A Shares)		229,600	139,835
(H Shares)		5,562,000	1,556,858
PICC Property & Casualty Co. Ltd. (H Shares)		1,786,933	1,207,808
Ping An Bank Co. Ltd. (A Shares)		310,700	825,444
Ping An Insurance Group Co. of China Ltd.:
(A Shares)		189,492	2,207,700
(H Shares)		1,516,500	15,680,115
Poly Developments & Holdings (A Shares)		189,400	435,901
Poly Property Development Co. Ltd. (H Shares)		28,800	207,107
Postal Savings Bank of China Co. Ltd. (H Shares) (c)		2,562,000	1,255,801
Power Construction Corp. of China Ltd. (A Shares)		255,300	146,898
Proya Cosmetics Co. Ltd. (A Shares)		3,600	93,201
Qihoo 360 Technology Co. Ltd. (A Shares)		59,000	139,736
Qingdao Rural Commercial Bank Corp. (A Shares)		57,000	40,147
Risesun Real Estate Development Co. Ltd. (A Shares)		86,700	91,303
Rongsheng Petrochemical Co. Ltd. (A Shares)		89,100	254,413
SAIC Motor Corp. Ltd. (A Shares)		125,900	436,345
Sanan Optoelectronics Co. Ltd. (A Shares)		67,100	223,596
Sangfor Technologies, Inc.		4,400	125,197
Sany Heavy Industry Co. Ltd. (A Shares)		128,300	499,155
SDIC Capital Co. Ltd.		60,100	125,905
SDIC Power Holdings Co. Ltd. (A Shares)		122,300	169,239
Sealand Securities Co. Ltd. (A Shares)		114,180	88,997
Seazen Holdings Co. Ltd. (A Shares)		39,700	193,394
SF Holding Co. Ltd. (A Shares)		46,300	574,152
SG Micro Corp. (A Shares)		2,500	101,801
Shaanxi Coal Industry Co. Ltd. (A Shares)		125,800	164,920
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)		32,210	116,880
Shandong Gold Mining Co. Ltd. (A Shares)		61,432	220,014
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)		30,400	128,779
Shandong Linglong Tyre Co. Ltd. (A Shares)		18,800	84,276
Shandong Nanshan Aluminum Co. Ltd. (A Shares)		237,000	83,390
Shandong Sinocera Functional Material Co. Ltd. (A Shares)		19,700	121,137
Shandong Sun Paper Industry JSC Ltd. (A Shares)		53,500	111,481
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)		648,000	1,252,117
Shanghai Baosight Software Co. Ltd. (A Shares)		14,000	133,116
Shanghai Construction Group Co. Ltd. (A Shares)		168,300	76,619
Shanghai Electric Group Co. Ltd.:
(A Shares) (a)		219,900	162,668
(H Shares) (a)		516,000	146,430
Shanghai Electric Power Co. Ltd. (A Shares)		57,900	61,946
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)		27,900	227,564
(H Shares)		145,000	595,711
Shanghai International Airport Co. Ltd. (A Shares)		17,300	171,339
Shanghai International Port Group Co. Ltd. (A Shares)		181,300	113,456
Shanghai Jahwa United Co. Ltd. (A Shares)		13,900	85,898
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)		8,600	57,586
Shanghai Lujiazui Finance Trust Ltd. (B Shares)		336,671	277,250
Shanghai M&G Stationery, Inc. (A Shares)		15,700	188,813
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)		81,400	242,971
(H Shares)		115,100	178,162
Shanghai Pudong Development Bank Co. Ltd. (A Shares)		437,800	606,304
Shanghai Putailai New Energy Technology Co. Ltd.		7,189	120,143
Shanghai RAAS Blood Products Co. Ltd. (A Shares)		84,800	108,394
Shanghai Tunnel Engineering Co. Ltd.		75,900	63,403
Shanghai Yuyuan Tourist Mart Group Co. Ltd.		33,400	43,356
Shanghai Zhangjiang High Ltd. (A Shares)		27,200	77,133
Shanghaioriental Pearl Media Co. Ltd.		60,590	83,311
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)		64,300	56,666
Shanxi Meijin Energy Co. Ltd. (A Shares) (a)		77,000	68,863
Shanxi Securities Co. Ltd. (A Shares)		83,850	94,402
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)		14,200	478,362
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)		88,270	61,220
Shenergy Co. Ltd. (A Shares)		100,900	78,786
Shengyi Technology Co. Ltd.		38,700	138,808
Shennan Circuits Co. Ltd. (A Shares)		7,500	121,388
Shenwan Hongyuan Group Co. Ltd. (A Shares)		354,900	267,970
Shenzhen Energy Group Co. Ltd. (A Shares)		104,520	84,905
Shenzhen Expressway Co. Ltd. (H Shares)		188,000	167,327
Shenzhen Goodix Technology Co. Ltd. (A Shares)		7,200	185,349
Shenzhen Hepalink Pharmaceutical Group Co. Ltd. (A Shares)		19,300	57,487
Shenzhen Inovance Technology Co. Ltd. (A Shares)		29,900	287,759
Shenzhen Kaifa Technology Co. Ltd. (A Shares)		24,200	77,000
Shenzhen Kangtai Biological Products Co. Ltd.		10,300	279,909
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)		15,400	892,443
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)		141,000	138,497
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)		19,900	91,885
Shenzhen Sunway Communication Co. Ltd. (A Shares)		17,900	127,383
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)		19,900	79,314
Siasun Robot & Automation Co. Ltd. (A Shares) (a)		29,800	59,717
Sichuan Chuantou Energy Co. Ltd. (A Shares)		88,136	132,779
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)		29,900	104,853
Sichuan Languang Development Co. Ltd. (A Shares)		68,300	50,480
Sichuan New Hope Agribusiness Co. Ltd. (A Shares)		65,700	264,283
Sichuan Swellfun Co. Ltd. (A Shares)		5,400	53,534
Sinolink Securities Co. Ltd. (A Shares)		60,100	134,834
Sinopec Engineering Group Co. Ltd. (H Shares)		352,000	136,668
Sinopec Shanghai Petrochemical Co. Ltd.:
(A Shares)		218,200	108,014
(H Shares)		577,000	106,431
Sinopharm Group Co. Ltd. (H Shares)		355,200	811,886
Sinotrans Ltd.		120,000	73,361
Songcheng Performance Development Co. Ltd. (A Shares)		52,060	129,450
Soochow Securities Co. Ltd. (A Shares)		78,130	114,573
Southwest Securities Co. Ltd. (A Shares)		114,400	86,459
Spring Airlines Co. Ltd. (A Shares)		16,600	105,911
Suning.com Co. Ltd. (A Shares)		164,900	239,519
Sunwoda Electronic Co. Ltd. (A Shares)		24,400	102,145
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)		27,500	104,400
Suzhou Gold Mantis Consolidated Co. Ltd.		53,300	78,790
Tangshan Jidong Cement Co. Ltd. A Shares		25,900	58,243
TBEA Co. Ltd. (A Shares)		71,500	88,006
TCL Corp. (A Shares)		212,300	192,119
The Pacific Securities Co. Ltd. (A Shares) (a)		144,200	81,295
Thunder Software Technology Co. Ltd. (A Shares)		5,500	70,623
Tianfeng Securities Co. Ltd. (A Shares)		70,100	61,618
Tianjin 712 Communication & Broadcasting Co. Ltd.		9,800	63,178
Tianjin Chase Sun Pharmaceutical Co. Ltd. (A Shares)		35,200	29,065
Tianjin Zhonghuan Semiconductor Co. Ltd. (A Shares)		41,800	145,940
Tianma Microelectronics Co. Ltd. (A Shares)		41,400	88,529
Tianqi Lithium Corp. (A Shares) (a)		25,150	74,741
Tianshui Huatian Technology Co. Ltd. (A Shares)		44,700	96,248
Toly Bread Co. Ltd.		9,800	93,322
TongFu Microelectronics Co. Ltd. (A Shares) (a)		13,400	49,938
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)		44,000	94,469
Tongkun Group Co. Ltd. (A Shares)		40,400	91,617
Tongwei Co. Ltd. (A Shares)		65,600	302,351
Topchoice Medical Corp. (a)		5,300	178,823
Transfar Zhilian Co. Ltd.		71,100	57,708
TravelSky Technology Ltd. (H Shares)		236,000	495,592
Tsingtao Brewery Co. Ltd.:
(A Shares)		29,200	346,671
(H Shares)		86,000	710,519
Unigroup Guoxin Microelectronics Co. Ltd.		10,100	162,574
Unisplendour Corp. Ltd. (A Shares)		46,620	153,649
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)		22,700	74,409
Venustech Group, Inc. (A Shares)		17,200	79,660
Visionox Technology, Inc. (A Shares) (a)		10,700	20,885
Walvax Biotechnology Co. Ltd. (A Shares)		27,200	203,063
Wanda Film Holding Co. Ltd. (A Shares) (a)		35,800	82,447
Wangsu Science & Technology Co. Ltd. (A Shares)		44,200	51,577
Wanhua Chemical Group Co. Ltd. (A Shares)		51,400	604,930
Weichai Power Co. Ltd.:
(A Shares)		88,600	200,729
(H Shares)		509,600	962,340
Weifu High-Technology Group Co. Ltd. (A Shares)		20,500	78,883
Weihai Guangwei Composites Co. Ltd. (A Shares)		8,200	81,116
Wens Foodstuffs Group Co. Ltd. (A Shares)		99,600	282,888
Western Securities Co. Ltd. (A Shares)		67,600	92,217
Will Semiconductor Ltd.		9,200	272,819
Wingtech Technology Co. Ltd. (A Shares)		14,300	215,277
Winning Health Technology Group Co. Ltd. (A Shares)		34,320	91,435
Wonders Information Co. Ltd. (A Shares) (a)		14,900	48,665
Wuchan Zhongda Group Co. Ltd.		106,200	70,331
Wuhan Guide Infrared Co. Ltd. (A Shares)		24,990	126,783
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)		33,800	150,003
Wuhu Token Science Co. Ltd. (A Shares)		24,600	36,774
Wuliangye Yibin Co. Ltd. (A Shares)		60,100	2,199,863
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)		30,300	83,677
WuXi AppTec Co. Ltd.		33,040	558,766
WuXi AppTec Co. Ltd. (H Shares) (c)		71,700	1,142,206
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)		15,100	135,664
Wuxi Taiji Industry Co. Ltd. (A Shares)		20,400	31,095
XCMG Construction Machinery Co. Ltd. (A Shares)		142,700	114,578
Xiamen C&D, Inc. (A Shares)		65,100	81,629
Xiamen Intretech, Inc.		4,900	43,118
Xinhu Zhongbao Co. Ltd. (A Shares)		153,700	73,787
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)		109,682	190,244
(H Shares)		80,652	106,114
Yango Group Co. Ltd. (A Shares)		73,800	75,875
Yantai Jereh Oilfield Services (A Shares)		19,800	79,474
Yanzhou Coal Mining Co. Ltd.:
(A Shares)		90,400	122,082
(H Shares)		288,000	209,151
Yealink Network Technology Corp. Ltd.		12,600	113,848
Yifan Pharmaceutical Co. Ltd. (A Shares)		13,900	47,264
Yifeng Pharmacy Chain Co. Ltd.		9,780	149,128
Yintai Gold Co. Ltd. (A Shares)		43,540	65,497
Yonghui Superstores Co. Ltd. (A Shares)		150,700	176,235
Yonyou Network Technology Co. Ltd. (A Shares)		51,230	331,915
Youngor Group Co. Ltd. (A Shares)		97,993	104,534
Youzu Interactive Co. Ltd. (A shares)		9,400	22,125
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)		14,300	35,880
Yunda Holding Co. Ltd. (A Shares)		40,820	117,724
Yunnan Baiyao Group Co. Ltd. (A Shares)		23,300	359,421
Yunnan Energy New Material Co. Ltd.		10,800	161,716
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)		9,998	343,703
Zhaojin Mining Industry Co. Ltd. (H Shares)		263,500	338,191
Zhejiang Century Huatong Group Co. Ltd. (A Shares)		103,666	132,418
Zhejiang Chint Electric Co. Ltd. (A Shares)		38,700	169,892
Zhejiang Dahua Technology Co. Ltd. (A Shares)		48,900	165,738
Zhejiang Dingli Machinery Co. Ltd. (A Shares)		6,000	81,847
Zhejiang Expressway Co. Ltd. (H Shares)		350,000	238,375
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)		24,860	125,748
Zhejiang Huayou Cobalt Co. Ltd. (A Shares) (a)		16,800	100,263
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)		13,300	57,803
Zhejiang Longsheng Group Co. Ltd. (A Shares)		64,900	129,240
Zhejiang NHU Co. Ltd. (A Shares)		43,000	186,942
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)		57,850	212,244
Zhejiang Supor Cookware Co. Ltd.		11,200	118,340
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.		11,500	104,146
Zhengzhou Yutong Bus Co. Ltd. (A Shares)		43,600	104,404
Zheshang Securities Co. Ltd.		52,300	116,716
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(c)		94,700	492,281
Zhongji Innolight Co. Ltd. (A Shares)		12,400	87,893
Zhongjin Gold Co. Ltd. (A Shares)		60,400	84,479
Zhongtian Financial Group Co. Ltd. (A Shares) (a)		119,697	54,590
Zhuhai Wanlida Electric Co. Ltd. (A Shares)		18,500	80,761
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		146,800	450,673
Zijin Mining Group Co. Ltd. (H Shares)		1,908,000	1,380,700
Zoomlion Heavy Industry Science and Technology Co. Ltd. (A Shares)		412,100	456,881
ZTE Corp.:
(A Shares)		30,600	147,767
(H Shares)		268,480	591,504

TOTAL CHINA			200,405,025

Colombia - 0.0%
Bancolombia SA		69,950	442,796
Ecopetrol SA		1,261,976	583,978
Grupo de Inversiones Suramerica SA		57,602	299,146
Interconexion Electrica SA ESP		112,537	606,540

TOTAL COLOMBIA			1,932,460

Czech Republic - 0.0%
Ceske Energeticke Zavody A/S		40,979	774,170
Komercni Banka A/S (a)		19,313	391,274
MONETA Money Bank A/S (c)		130,952	296,648

TOTAL CZECH REPUBLIC			1,462,092

Denmark - 1.6%
A.P. Moller - Maersk A/S:
Series A		946	1,395,616
Series B		1,596	2,557,805
Ambu A/S Series B		42,880	1,299,750
Carlsberg A/S Series B		26,664	3,374,715
Christian Hansen Holding A/S (b)		27,366	2,756,294
Coloplast A/S Series B		30,849	4,501,869
Danske Bank A/S (a)		178,908	2,377,976
DSV Panalpina A/S		53,613	8,681,079
Genmab A/S (a)		16,894	5,626,928
GN Store Nord A/S		33,423	2,403,716
H Lundbeck A/S		18,347	516,655
Novo Nordisk A/S Series B		446,326	28,460,272
Novozymes A/S Series B		53,765	3,230,779
ORSTED A/S (c)		48,984	7,774,447
Pandora A/S		25,853	2,047,370
Tryg A/S		30,590	848,499
Vestas Wind Systems A/S		50,912	8,734,667
William Demant Holding A/S (a)		28,145	886,356

TOTAL DENMARK			87,474,793

Egypt - 0.0%
Commercial International Bank SAE		241,286	938,249
Commercial International Bank SAE sponsored GDR		131,006	506,338
Eastern Tobacco Co.		258,218	196,871
Elsewedy Electric Co.		194,836	92,082

TOTAL EGYPT			1,733,540

Finland - 0.7%
Elisa Corp. (A Shares)		36,839	1,812,288
Fortum Corp.		115,404	2,170,645
Kone OYJ (B Shares)		88,016	7,005,385
Neste Oyj		109,610	5,703,728
Nokia Corp. (a)		1,462,661	4,930,921
Nordea Bank ABP (Stockholm Stock Exchange)		839,808	6,302,985
Orion Oyj (B Shares)		27,938	1,195,771
Sampo Oyj (A Shares)		122,088	4,606,949
Stora Enso Oyj (R Shares)		151,894	2,215,714
UPM-Kymmene Corp.		138,929	3,925,357
Wartsila Corp.		112,667	895,167

TOTAL FINLAND			40,764,910

France - 6.0%
Accor SA (a)		49,015	1,247,885
Aeroports de Paris SA		7,649	747,415
Air Liquide SA		114,517	16,738,214
Alstom SA (a)		49,948	2,231,647
Amundi SA (c)		15,404	1,010,037
Arkema SA		18,014	1,763,999
Atos Origin SA (a)		25,570	1,745,114
AXA SA		501,140	8,047,957
bioMerieux SA		10,670	1,588,147
BNP Paribas SA (a)		290,823	10,142,388
Bollore SA		224,665	804,854
Bouygues SA		59,496	1,950,570
Bureau Veritas SA		75,164	1,650,124
Capgemini SA		41,695	4,814,246
Carrefour SA		156,534	2,435,626
CNP Assurances		45,148	508,464
Compagnie de St. Gobain (a)		134,196	5,227,407
Covivio		13,095	779,331
Credit Agricole SA (a)		298,708	2,362,942
Danone SA		160,101	8,880,039
Dassault Aviation SA (a)		634	528,686
Dassault Systemes SA		34,094	5,819,145
Edenred SA		63,317	2,952,635
EDF SA (a)		5,248	60,925
EDF SA		160,497	1,863,247
Eiffage SA (a)		21,666	1,572,540
ENGIE (a)		473,496	5,726,882
Essilor International SA		73,705	9,116,264
Eurazeo SA (a)		9,941	451,997
Faurecia SA (a)		19,549	740,862
Gecina SA		11,998	1,489,572
Groupe Eurotunnel SA (a)		114,967	1,545,163
Hermes International SCA		8,196	7,626,832
ICADE		7,541	381,166
Iliad SA		3,805	735,628
Ipsen SA		9,662	879,410
JCDecaux SA (a)		21,991	339,357
Kering SA		19,633	11,855,800
Klepierre SA (b)		51,905	657,406
L'Oreal SA		60,673	19,608,635
L'Oreal SA (a)		4,395	1,420,400
La Francaise des Jeux SAEM (c)		21,805	817,217
Legrand SA		69,142	5,111,805
LVMH Moet Hennessy Louis Vuitton SE		71,827	33,668,738
Michelin CGDE Series B		43,998	4,747,084
Natixis SA (a)		246,777	573,668
Orange SA		516,534	5,800,481
Orpea (a)		13,569	1,354,961
Pernod Ricard SA		54,934	8,854,677
Peugeot Citroen SA		152,773	2,745,415
Publicis Groupe SA		58,944	2,045,744
Remy Cointreau SA		5,851	988,083
Renault SA		49,873	1,234,588
Safran SA (a)		82,922	8,746,608
Sanofi SA		292,809	26,438,719
Sartorius Stedim Biotech		7,209	2,733,725
Schneider Electric SA		142,870	17,359,636
SCOR SE		40,377	980,566
SEB SA		5,765	937,303
Societe Generale Series A		210,357	2,858,312
Sodexo SA		20,662	1,325,926
Sodexo SA (a)		2,224	142,719
SR Teleperformance SA		15,219	4,567,683
Suez Environnement SA		87,896	1,609,226
Thales SA		27,848	1,812,366
Total SA		639,909	19,387,147
Ubisoft Entertainment SA (a)		23,621	2,083,622
Valeo SA		59,166	1,789,532
Veolia Environnement SA		139,709	2,601,766
VINCI SA		133,240	10,523,979
Vivendi SA		214,529	6,193,811
Wendel SA		6,803	589,480
Worldline SA (a)(c)		60,231	4,464,221

TOTAL FRANCE			335,137,766

Germany - 5.0%
adidas AG		49,271	14,632,785
Allianz SE		107,898	18,982,714
BASF AG		237,602	13,010,656
Bayer AG		254,539	11,960,926
Bayerische Motoren Werke AG (BMW)		82,964	5,669,898
Beiersdorf AG		26,233	2,746,648
Brenntag AG		40,390	2,581,567
Carl Zeiss Meditec AG		10,430	1,347,136
Commerzbank AG		256,570	1,208,704
Continental AG		28,641	3,043,134
Covestro AG (c)		47,514	2,267,164
Daimler AG (Germany)		221,403	11,448,851
Delivery Hero AG (a)(c)		33,232	3,823,146
Deutsche Bank AG (a)		509,799	4,691,119
Deutsche Borse AG		49,284	7,252,314
Deutsche Lufthansa AG (a)(b)		76,030	652,778
Deutsche Post AG		256,210	11,350,945
Deutsche Telekom AG		862,305	13,105,955
Deutsche Wohnen AG (Bearer)		88,252	4,453,574
E.ON AG		582,325	6,064,434
Evonik Industries AG		55,112	1,326,729
Fraport AG Frankfurt Airport Services Worldwide (b)		10,639	384,360
Fresenius Medical Care AG & Co. KGaA		55,136	4,210,304
Fresenius SE & Co. KGaA		108,220	4,013,063
GEA Group AG		39,570	1,316,654
Hannover Reuck SE		15,664	2,274,912
HeidelbergCement AG		38,703	2,214,106
Henkel AG & Co. KGaA		25,888	2,341,183
Hochtief AG		6,397	470,857
Infineon Technologies AG		323,412	9,004,173
KION Group AG		16,731	1,302,428
Knorr-Bremse AG		18,750	2,171,272
Lanxess AG		21,473	1,088,371
LEG Immobilien AG		18,435	2,490,987
Merck KGaA		33,837	5,010,760
Metro Wholesale & Food Specialist AG		45,565	446,826
MTU Aero Engines Holdings AG		13,810	2,357,083
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen		36,223	8,471,173
Nemetschek Se		15,381	1,112,427
Puma AG		25,380	2,218,094
RWE AG		166,848	6,177,418
SAP SE		270,314	28,838,353
Scout24 AG (c)		27,993	2,254,432
Siemens AG		197,920	23,212,108
Siemens Healthineers AG (c)		69,182	2,969,511
Symrise AG		33,355	4,111,944
TeamViewer AG (a)(c)		38,845	1,710,103
Telefonica Deutschland Holding AG		264,898	668,549
Thyssenkrupp AG (a)(b)		103,478	493,512
Uniper SE		52,570	1,571,050
United Internet AG		27,200	953,522
Volkswagen AG		8,093	1,259,248
Vonovia SE		133,319	8,511,900
Zalando SE (a)(c)		39,425	3,681,571

TOTAL GERMANY			280,933,431

Greece - 0.0%
Ff Group (a)(d)		5,453	7,621
Greek Organization of Football Prognostics SA		52,481	423,270
Hellenic Telecommunications Organization SA		61,014	811,505
Jumbo SA		27,837	389,044
Motor Oil (HELLAS) Corinth Refineries SA		16,201	150,948

TOTAL GREECE			1,782,388

Hong Kong - 2.2%
AIA Group Ltd.		3,128,600	29,775,438
Bank of East Asia Ltd.		340,227	612,650
Beijing Enterprises Holdings Ltd.		125,500	377,188
BOC Hong Kong (Holdings) Ltd.		961,000	2,665,140
BYD Electronic International Co. Ltd.		180,500	775,318
China Everbright International Ltd.		986,481	496,263
China Everbright Ltd.		250,000	329,571
China Jinmao Holdings Group Ltd.		1,388,000	700,043
China Merchants Holdings International Co. Ltd.		363,123	385,020
China Mobile Ltd.		1,588,500	9,716,125
China Overseas Land and Investment Ltd.		988,000	2,472,390
China Power International Development Ltd.		1,032,000	198,346
China Resources Beer Holdings Co. Ltd.		377,162	2,337,650
China Resources Pharmaceutical Group Ltd. (c)		445,000	222,141
China Resources Power Holdings Co. Ltd.		480,523	499,583
China Taiping Insurance Group Ltd.		428,577	644,593
China Unicom Ltd.		1,546,000	952,939
CITIC Pacific Ltd.		1,508,000	1,075,684
CLP Holdings Ltd.		425,500	3,913,338
CNOOC Ltd.		4,628,000	4,234,416
CSPC Pharmaceutical Group Ltd.		2,336,640	2,462,476
Far East Horizon Ltd.		488,000	479,030
Fosun International Ltd.		673,000	810,812
Galaxy Entertainment Group Ltd.		561,000	3,697,788
Guangdong Investment Ltd.		764,000	1,131,341
Hang Lung Properties Ltd.		511,000	1,240,506
Hang Seng Bank Ltd.		198,500	3,052,074
Henderson Land Development Co. Ltd.		365,625	1,291,418
Hong Kong & China Gas Co. Ltd.		2,769,929	3,996,462
Hong Kong Exchanges and Clearing Ltd.		310,614	14,832,545
Hua Hong Semiconductor Ltd. (a)(c)		120,000	440,374
Lenovo Group Ltd.		1,828,000	1,143,605
Link (REIT)		532,654	4,057,171
MTR Corp. Ltd.		404,883	2,002,872
New World Development Co. Ltd.		396,588	1,887,662
PCCW Ltd.		1,037,769	623,799
Power Assets Holdings Ltd.		361,500	1,858,210
Shanghai Industrial Holdings Ltd.		121,000	161,385
Shenzhen Investment Ltd.		831,899	253,245
Sino Land Ltd.		793,770	937,882
Sino-Ocean Group Holding Ltd.		725,091	138,424
Sinotruk Hong Kong Ltd.		172,500	439,678
SJM Holdings Ltd.		517,000	535,506
Sun Art Retail Group Ltd.		612,372	661,938
Sun Hung Kai Properties Ltd.		336,281	4,328,548
Swire Pacific Ltd. (A Shares)		128,000	583,706
Swire Properties Ltd.		296,000	792,261
Techtronic Industries Co. Ltd.		355,500	4,741,529
Wharf Holdings Ltd.		388,000	800,774
Winteam Pharmaceutical Group Ltd.		714,000	284,587
Yuexiu Property Co. Ltd.		1,640,000	317,317

TOTAL HONG KONG			122,368,761

Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.) (a)		103,642	502,451
OTP Bank PLC (a)		58,203	1,812,730
Richter Gedeon PLC		36,184	738,088

TOTAL HUNGARY			3,053,269

India - 2.4%
Adani Ports & Special Economic Zone Ltd.		128,188	618,103
Ambuja Cements Ltd.		186,541	649,202
Asian Paints Ltd.		75,165	2,228,630
Aurobindo Pharma Ltd.		73,474	761,156
Avenue Supermarts Ltd. (a)(c)		41,074	1,234,408
Axis Bank Ltd. (a)		583,304	3,843,554
Bajaj Auto Ltd.		17,978	696,188
Bajaj Finance Ltd.		46,706	2,071,116
Bajaj Finserv Ltd.		9,689	723,803
Bandhan Bank Ltd. (a)(c)		188,324	727,943
Berger Paints India Ltd.		57,903	483,472
Bharat Forge Ltd.		59,479	359,559
Bharat Petroleum Corp. Ltd.		174,709	830,242
Bharti Airtel Ltd.		324,941	1,888,663
Bharti Infratel Ltd.		85,040	211,519
Biocon Ltd. (a)		74,014	400,578
Bosch Ltd.		1,636	254,251
Britannia Industries Ltd.		14,579	678,727
Cipla Ltd.		89,015	900,361
Coal India Ltd.		309,649	473,817
Colgate-Palmolive Ltd.		16,480	335,177
Container Corp. of India Ltd.		52,829	276,624
Dabur India Ltd.		140,991	967,200
Divi's Laboratories Ltd.		20,180	850,111
DLF Ltd.		152,026	322,450
Dr. Reddy's Laboratories Ltd.		30,203	1,977,720
Eicher Motors Ltd.		34,110	959,028
GAIL India Ltd.		402,616	457,347
Godrej Consumer Products Ltd.		103,682	926,100
Grasim Industries Ltd.		74,907	781,760
Havells India Ltd.		62,909	613,827
HCL Technologies Ltd.		282,944	3,200,118
HDFC Asset Management Co. Ltd. (c)		12,904	389,265
HDFC Standard Life Insurance Co. Ltd. (a)(c)		185,360	1,465,651
Hero Motocorp Ltd.		24,995	937,404
Hindalco Industries Ltd.		298,634	684,970
Hindustan Petroleum Corp. Ltd.		154,309	388,548
Hindustan Unilever Ltd.		213,483	5,933,633
Housing Development Finance Corp. Ltd.		427,064	11,013,665
ICICI Bank Ltd. (a)		1,324,815	6,927,217
ICICI Lombard General Insurance Co. Ltd. (c)		54,756	907,222
ICICI Prudential Life Insurance Co. Ltd. (c)		86,845	469,614
Indian Oil Corp. Ltd.		468,719	500,055
Indraprastha Gas Ltd.		53,428	288,384
Info Edge India Ltd.		15,752	749,517
Infosys Ltd.		759,148	10,811,871
Infosys Ltd. sponsored ADR		118,124	1,685,629
InterGlobe Aviation Ltd. (a)(c)		22,959	402,811
ITC Ltd.		767,113	1,704,115
JSW Steel Ltd.		215,157	893,224
Jubilant Foodworks Ltd.		18,502	539,403
Larsen & Toubro Ltd.		121,857	1,517,704
LIC Housing Finance Ltd.		75,974	288,100
Lupin Ltd. (a)		56,992	694,745
Mahindra & Mahindra Ltd.		196,530	1,564,003
Marico Ltd.		114,314	547,194
Maruti Suzuki India Ltd.		31,470	2,938,238
Motherson Sumi Systems Ltd.		253,203	358,184
Nestle India Ltd.		6,078	1,398,374
NTPC Ltd.		608,459	714,692
Oil & Natural Gas Corp. Ltd.		640,746	557,652
Page Industries Ltd.		1,373	369,510
Petronet LNG Ltd.		150,661	466,540
Pidilite Industries Ltd.		33,012	694,943
Piramal Enterprises Ltd.		23,343	394,771
Power Grid Corp. of India Ltd.		485,307	1,113,247
Rec Ltd.		184,858	254,886
Reliance Industries Ltd.		738,587	20,355,621
SBI Life Insurance Co. Ltd. (a)(c)		105,641	1,089,372
Shree Cement Ltd.		2,162	629,026
Shriram Transport Finance Co. Ltd.		24,234	225,235
Siemens India Ltd.		19,084	324,303
State Bank of India (a)		465,016	1,177,739
Sun Pharmaceutical Industries Ltd.		221,919	1,385,436
Tata Consultancy Services Ltd.		233,844	8,377,824
Tata Consumer Products Ltd. (a)		109,749	724,913
Tata Motors Ltd. (a)		437,231	772,928
Tata Steel Ltd.		89,266	492,915
Tech Mahindra Ltd.		117,915	1,290,659
Titan Co. Ltd.		78,749	1,232,088
Torrent Pharmaceuticals Ltd.		13,013	447,911
Ultratech Cemco Ltd.		30,281	1,856,401
United Spirits Ltd. (a)		74,021	500,455
UPL Ltd.		126,565	768,683
Vedanta Ltd.		472,867	608,039
Wipro Ltd.		300,787	1,371,220
Zee Entertainment Enterprises Ltd.		222,197	559,418

TOTAL INDIA			136,457,921

Indonesia - 0.4%
PT ACE Hardware Indonesia Tbk		1,780,200	189,833
PT Adaro Energy Tbk		3,673,300	278,449
PT Astra International Tbk		5,277,000	1,927,018
PT Bank Central Asia Tbk		2,557,200	5,031,689
PT Bank Mandiri (Persero) Tbk		4,848,000	1,888,446
PT Bank Negara Indonesia (Persero) Tbk		1,902,400	605,246
PT Bank Rakyat Indonesia Tbk		14,408,500	3,261,681
PT Barito Pacific Tbk (a)		7,240,700	438,703
PT Charoen Pokphand Indonesia Tbk		1,875,400	738,814
PT Gudang Garam Tbk (a)		123,000	342,555
PT Hanjaya Mandala Sampoerna Tbk		2,393,200	228,035
PT Indah Kiat Pulp & Paper Tbk		700,800	429,166
PT Indocement Tunggal Prakarsa Tbk		376,100	310,570
PT Indofood CBP Sukses Makmur Tbk		585,800	384,801
PT Indofood Sukses Makmur Tbk		1,113,800	527,617
PT Kalbe Farma Tbk		5,436,900	564,085
PT Perusahaan Gas Negara Tbk Series B		3,209,300	230,340
PT Semen Gresik (Persero) Tbk		756,100	489,811
PT Surya Citra Media Tbk		4	0
PT Telekomunikasi Indonesia Tbk Series B		12,863,700	2,277,647
PT Unilever Indonesia Tbk		1,980,600	1,051,078
PT United Tractors Tbk		425,500	607,908
PT XL Axiata Tbk		1,044,700	142,798

TOTAL INDONESIA			21,946,290

Ireland - 0.5%
CRH PLC		177,238	6,201,872
CRH PLC sponsored ADR		26,559	933,549
DCC PLC (United Kingdom)		25,584	1,665,158
Flutter Entertainment PLC		13,846	2,396,449
Flutter Entertainment PLC (Ireland)		26,152	4,554,983
James Hardie Industries PLC CDI		115,314	2,799,810
Kerry Group PLC Class A		40,943	4,897,174
Kingspan Group PLC (Ireland)		39,122	3,410,423
Smurfit Kappa Group PLC		57,403	2,160,734

TOTAL IRELAND			29,020,152

Isle of Man - 0.0%
Gaming VC Holdings SA (a)		152,617	1,910,325
NEPI Rockcastle PLC		101,491	359,909

TOTAL ISLE OF MAN			2,270,234

Israel - 0.4%
Azrieli Group		10,733	506,130
Bank Hapoalim BM (Reg.)		296,721	1,738,384
Bank Leumi le-Israel BM		382,205	1,809,062
Check Point Software Technologies Ltd. (a)		29,637	3,365,578
CyberArk Software Ltd. (a)		9,759	967,605
Elbit Systems Ltd. (Israel)		6,677	755,554
Icl Group Ltd.		178,955	651,403
Israel Discount Bank Ltd. (Class A)		292,830	824,066
Mizrahi Tefahot Bank Ltd.		35,862	700,203
NICE Systems Ltd. (a)		12,711	2,907,245
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)		283,719	2,474,030
Wix.com Ltd. (a)		13,271	3,282,184

TOTAL ISRAEL			19,981,444

Italy - 1.1%
Assicurazioni Generali SpA		284,025	3,807,390
Atlantia SpA (a)		128,321	1,966,002
Davide Campari Milano NV		150,515	1,571,365
DiaSorin S.p.A.		6,405	1,406,131
Enel SpA		2,104,514	16,731,949
Eni SpA		659,286	4,618,330
FinecoBank SpA		158,344	2,166,880
Infrastrutture Wireless Italiane SpA (c)		60,926	658,485
Intesa Sanpaolo SpA		4,277,666	7,101,374
Leonardo SpA		103,352	492,068
Mediobanca SpA		160,582	1,138,589
Moncler SpA		50,430	2,018,076
Nexi SpA (a)(c)		113,775	1,747,781
Pirelli & C. SpA (c)		103,728	432,488
Poste Italiane SpA (c)		137,573	1,121,571
Prysmian SpA		62,541	1,700,048
Recordati SpA		26,795	1,388,390
Snam Rete Gas SpA		527,110	2,572,235
Telecom Italia SpA		2,070,876	703,421
Telecom Italia SpA (Risparmio Shares)		1,667,789	606,609
Terna SpA		363,955	2,460,201
UniCredit SpA		549,986	4,100,104

TOTAL ITALY			60,509,487

Japan - 16.1%
ABC-MART, Inc.		8,500	431,158
ACOM Co. Ltd.		101,100	454,346
Advantest Corp.		51,740	2,996,934
AEON Co. Ltd.		169,700	4,335,529
AEON MALL Co. Ltd.		26,170	408,236
Agc, Inc.		51,100	1,595,647
Air Water, Inc.		46,500	664,383
Aisin Seiki Co. Ltd.		41,700	1,263,430
Ajinomoto Co., Inc.		121,200	2,435,000
Alfresa Holdings Corp.		47,800	875,215
Amada Co. Ltd.		84,200	732,848
Ana Holdings, Inc. (a)		28,900	630,333
Aozora Bank Ltd.		30,600	502,728
Asahi Group Holdings		117,300	3,630,099
ASAHI INTECC Co. Ltd.		50,400	1,561,804
Asahi Kasei Corp.		325,700	2,822,378
Astellas Pharma, Inc.		483,600	6,631,578
Bandai Namco Holdings, Inc.		51,700	3,863,789
Bank of Kyoto Ltd.		14,500	640,385
Benesse Holdings, Inc.		18,100	426,722
Bridgestone Corp.		138,800	4,524,188
Brother Industries Ltd.		59,100	913,224
Calbee, Inc.		22,100	677,954
Canon, Inc.		259,200	4,511,688
Casio Computer Co. Ltd.		49,700	755,051
Central Japan Railway Co.		37,300	4,510,281
Chiba Bank Ltd.		134,300	693,699
Chubu Electric Power Co., Inc.		167,200	1,872,943
Chugai Pharmaceutical Co. Ltd.		174,300	6,727,980
Chugoku Electric Power Co., Inc.		72,900	915,906
Coca-Cola West Co. Ltd.		31,600	446,064
Concordia Financial Group Ltd.		272,700	900,197
Cosmos Pharmaceutical Corp.		5,200	883,165
CyberAgent, Inc.		26,600	1,673,096
Dai Nippon Printing Co. Ltd.		64,000	1,192,283
Dai-ichi Mutual Life Insurance Co.		279,800	4,178,932
Daicel Chemical Industries Ltd.		63,000	449,609
Daifuku Co. Ltd.		26,200	2,701,688
Daiichi Sankyo Kabushiki Kaisha		440,700	11,631,685
Daikin Industries Ltd.		64,400	12,051,382
Dainippon Sumitomo Pharma Co. Ltd.		46,400	543,855
Daito Trust Construction Co. Ltd.		16,800	1,528,215
Daiwa House Industry Co. Ltd.		146,500	3,849,252
Daiwa House REIT Investment Corp.		510	1,179,764
Daiwa Securities Group, Inc.		377,700	1,530,372
DENSO Corp.		112,300	5,232,797
Dentsu Group, Inc.		56,000	1,614,369
Disco Corp.		7,500	2,024,313
East Japan Railway Co.		78,300	4,094,577
Eisai Co. Ltd.		65,500	5,092,859
Electric Power Development Co. Ltd.		35,900	485,176
FamilyMart Co. Ltd.		45,800	1,006,697
FANUC Corp.		49,600	10,476,752
Fast Retailing Co. Ltd.		15,100	10,532,882
Fuji Electric Co. Ltd.		32,300	979,432
Fujifilm Holdings Corp.		93,400	4,762,706
Fujitsu Ltd.		50,900	6,022,215
Fukuoka Financial Group, Inc.		44,200	739,349
GLP J-REIT		940	1,449,149
GMO Payment Gateway, Inc.		10,400	1,274,296
Hakuhodo DY Holdings, Inc.		59,500	758,100
Hamamatsu Photonics K.K.		36,700	1,846,735
Hankyu Hanshin Holdings, Inc.		59,200	1,807,575
Hikari Tsushin, Inc.		5,500	1,289,996
Hino Motors Ltd.		72,300	553,943
Hirose Electric Co. Ltd.		8,383	1,170,137
Hisamitsu Pharmaceutical Co., Inc.		13,200	631,411
Hitachi Construction Machinery Co. Ltd.		27,200	670,820
Hitachi Ltd.		251,000	8,459,778
Hitachi Metals Ltd.		54,300	720,087
Honda Motor Co. Ltd.		422,900	10,002,830
Hoshizaki Corp.		13,400	1,070,114
Hoya Corp.		97,200	10,969,694
Hulic Co. Ltd.		76,600	709,538
Idemitsu Kosan Co. Ltd.		51,693	1,045,438
Iida Group Holdings Co. Ltd.		37,500	678,455
INPEX Corp.		268,700	1,274,283
Isetan Mitsukoshi Holdings Ltd.		86,100	419,320
Isuzu Motors Ltd.		145,000	1,176,457
IT Holdings Corp.		57,000	1,090,133
ITO EN Ltd.		13,600	861,332
Itochu Corp.		348,700	8,375,258
ITOCHU Techno-Solutions Corp.		24,400	827,828
Japan Airlines Co. Ltd.		29,800	520,482
Japan Airport Terminal Co. Ltd.		13,000	564,606
Japan Exchange Group, Inc.		132,000	3,222,548
Japan Post Bank Co. Ltd.		103,700	827,083
Japan Post Holdings Co. Ltd.		407,600	2,796,726
Japan Post Insurance Co. Ltd.		56,700	898,758
Japan Prime Realty Investment Corp.		212	572,944
Japan Real Estate Investment Corp.		344	1,685,843
Japan Retail Fund Investment Corp.		668	962,861
Japan Tobacco, Inc.		310,600	5,847,721
JFE Holdings, Inc.		127,260	894,151
JGC Corp.		56,300	462,920
JSR Corp.		51,600	1,166,265
JTEKT Corp.		54,600	435,093
JX Holdings, Inc.		792,700	2,674,797
Kajima Corp.		118,000	1,260,881
Kakaku.com, Inc.		34,400	909,103
Kamigumi Co. Ltd.		25,100	449,062
Kansai Electric Power Co., Inc.		183,200	1,667,190
Kansai Paint Co. Ltd.		44,800	1,155,039
Kao Corp.		124,930	8,894,855
Kawasaki Heavy Industries Ltd.		36,300	433,681
KDDI Corp.		417,200	11,287,343
Keihan Electric Railway Co., Ltd.		24,800	942,158
Keihin Electric Express Railway Co. Ltd.		56,000	783,125
Keio Corp.		27,000	1,569,166
Keisei Electric Railway Co.		32,900	920,351
Keyence Corp.		47,140	21,393,192
Kikkoman Corp.		38,030	1,893,899
Kintetsu Group Holdings Co. Ltd.		44,800	1,790,006
Kirin Holdings Co. Ltd.		213,300	3,845,451
Kobayashi Pharmaceutical Co. Ltd.		12,700	1,237,560
Kobe Bussan Co. Ltd. (b)		31,400	883,441
Koito Manufacturing Co. Ltd.		26,900	1,297,221
Komatsu Ltd.		226,800	5,113,314
Konami Holdings Corp.		23,800	931,492
Kose Corp.		8,600	1,096,290
Kubota Corp.		269,000	4,674,700
Kuraray Co. Ltd.		81,100	750,092
Kurita Water Industries Ltd.		24,800	737,893
Kyocera Corp.		83,400	4,593,046
Kyowa Hakko Kirin Co., Ltd.		70,900	1,760,687
Kyushu Electric Power Co., Inc.		95,900	803,972
Kyushu Railway Co.		38,000	808,294
Lasertec Corp.		19,700	1,706,430
Lawson, Inc.		13,100	601,887
LINE Corp. (a)		9,400	482,344
Lion Corp.		59,100	1,205,131
LIXIL Group Corp.		67,900	1,474,397
M3, Inc.		114,300	7,719,334
Makita Corp.		57,700	2,550,547
Marubeni Corp.		426,400	2,226,324
Marui Group Co. Ltd.		48,400	874,682
Maruichi Steel Tube Ltd.		14,500	332,653
Mazda Motor Corp.		146,600	769,771
McDonald's Holdings Co. (Japan) Ltd.		16,900	801,421
Mebuki Financial Group, Inc.		246,840	495,949
Medipal Holdings Corp.		46,600	830,687
Meiji Holdings Co. Ltd.		29,600	2,144,506
Mercari, Inc. (a)		21,700	912,319
Minebea Mitsumi, Inc.		94,900	1,714,023
Misumi Group, Inc.		73,900	2,194,798
Mitsubishi Chemical Holdings Corp.		333,700	1,878,116
Mitsubishi Corp.		345,200	7,701,887
Mitsubishi Electric Corp.		473,300	6,095,576
Mitsubishi Estate Co. Ltd.		306,100	4,565,750
Mitsubishi Gas Chemical Co., Inc.		40,300	734,644
Mitsubishi Heavy Industries Ltd.		83,500	1,794,017
Mitsubishi Materials Corp.		28,700	526,624
Mitsubishi Motors Corp. of Japan		173,200	317,653
Mitsubishi UFJ Financial Group, Inc.		3,155,500	12,438,680
Mitsubishi UFJ Lease & Finance Co. Ltd.		101,100	428,360
Mitsui & Co. Ltd.		421,000	6,594,331
Mitsui Chemicals, Inc.		47,060	1,205,318
Mitsui Fudosan Co. Ltd.		240,900	4,101,942
Miura Co. Ltd.		22,200	1,045,940
Mizuho Financial Group, Inc.		624,640	7,690,584
MonotaRO Co. Ltd.		32,600	1,803,162
MS&AD Insurance Group Holdings, Inc.		115,300	3,155,214
Murata Manufacturing Co. Ltd.		148,800	10,435,145
Nabtesco Corp.		28,600	1,068,446
Nagoya Railroad Co. Ltd.		49,000	1,306,107
NEC Corp.		64,100	3,228,729
New Hampshire Foods Ltd.		20,900	856,126
Nexon Co. Ltd.		125,700	3,503,374
NGK Insulators Ltd.		66,600	951,425
NGK Spark Plug Co. Ltd.		39,200	689,408
Nidec Corp.		115,900	11,706,141
Nihon M&A Center, Inc.		38,400	2,254,909
Nikon Corp.		77,200	470,485
Nintendo Co. Ltd.		29,000	15,679,975
Nippon Building Fund, Inc.		383	1,934,458
Nippon Express Co. Ltd.		18,700	1,048,688
Nippon Paint Holdings Co. Ltd.		37,900	3,414,031
Nippon Prologis REIT, Inc.		549	1,807,000
Nippon Shinyaku Co. Ltd.		11,700	836,037
Nippon Steel & Sumitomo Metal Corp.		211,070	2,047,196
Nippon Telegraph & Telephone Corp.		333,500	7,015,455
Nippon Yusen KK		39,200	723,537
Nissan Chemical Corp.		32,500	1,724,797
Nissan Motor Co. Ltd.		604,700	2,140,961
Nisshin Seifun Group, Inc.		50,395	758,889
Nissin Food Holdings Co. Ltd.		16,300	1,411,408
Nitori Holdings Co. Ltd.		20,800	4,275,579
Nitto Denko Corp.		41,200	2,894,539
NKSJ Holdings, Inc.		87,150	3,253,821
Nomura Holdings, Inc.		813,600	3,643,658
Nomura Real Estate Holdings, Inc.		30,300	529,232
Nomura Real Estate Master Fund, Inc.		1,097	1,309,986
Nomura Research Institute Ltd.		83,106	2,449,757
NSK Ltd.		92,500	740,562
NTT Data Corp.		164,900	1,861,097
NTT DOCOMO, Inc.		292,200	10,880,124
Obayashi Corp.		169,600	1,419,271
OBIC Co. Ltd.		18,100	3,204,479
Odakyu Electric Railway Co. Ltd.		76,900	1,855,791
Oji Holdings Corp.		222,500	937,708
Olympus Corp.		302,100	5,783,427
OMRON Corp.		48,100	3,473,111
Ono Pharmaceutical Co. Ltd.		96,700	2,758,389
Oracle Corp. Japan		9,800	979,413
Oriental Land Co. Ltd.		51,800	7,250,864
ORIX Corp.		339,900	3,975,211
ORIX JREIT, Inc.		667	937,408
Osaka Gas Co. Ltd.		98,200	1,864,840
Otsuka Corp.		27,500	1,263,671
Otsuka Holdings Co. Ltd.		101,700	3,766,617
Pan Pacific International Holdings Ltd.		106,800	2,266,130
Panasonic Corp.		572,900	5,292,181
Park24 Co. Ltd.		27,800	375,519
PeptiDream, Inc. (a)		25,000	1,155,327
Persol Holdings Co., Ltd.		45,900	695,211
Pigeon Corp.		30,200	1,390,757
Pola Orbis Holdings, Inc.		23,300	459,456
Rakuten, Inc.		224,700	2,186,148
Recruit Holdings Co. Ltd.		329,900	12,552,918
Renesas Electronics Corp. (a)		196,000	1,617,912
Resona Holdings, Inc.		547,000	1,803,445
Ricoh Co. Ltd.		173,200	1,137,442
Rinnai Corp.		9,200	906,536
ROHM Co. Ltd.		22,500	1,729,956
Ryohin Keikaku Co. Ltd.		61,200	1,284,547
Santen Pharmaceutical Co. Ltd.		95,000	1,692,520
SBI Holdings, Inc. Japan		60,730	1,399,903
SCSK Corp.		13,300	661,296
Secom Co. Ltd.		54,300	4,587,204
Sega Sammy Holdings, Inc.		44,000	551,390
Seibu Holdings, Inc.		55,100	550,885
Seiko Epson Corp.		74,700	867,543
Sekisui Chemical Co. Ltd.		92,100	1,435,684
Sekisui House Ltd.		158,700	2,636,533
Seven & i Holdings Co. Ltd.		195,600	5,945,200
Seven Bank Ltd.		149,800	343,783
SG Holdings Co. Ltd.		82,800	1,997,172
Sharp Corp.		54,800	633,687
Shimadzu Corp.		57,100	1,632,681
Shimamura Co. Ltd.		5,700	607,681
SHIMANO, Inc.		19,200	4,391,339
SHIMIZU Corp.		145,300	1,008,869
Shin-Etsu Chemical Co. Ltd.		91,800	12,261,437
Shinsei Bank Ltd.		39,700	477,652
Shionogi & Co. Ltd.		68,700	3,240,576
Shiseido Co. Ltd.		103,700	6,419,759
Shizuoka Bank Ltd.		107,400	722,345
Showa Denko K.K.		34,900	593,428
SMC Corp.		14,800	7,872,204
SoftBank Corp.		749,000	8,716,467
SoftBank Group Corp.		405,700	26,424,787
Sohgo Security Services Co., Ltd.		18,300	852,685
Sony Corp.		326,300	27,202,483
Square Enix Holdings Co. Ltd.		23,800	1,382,847
Stanley Electric Co. Ltd.		33,300	948,378
Subaru Corp.		160,100	2,938,313
Sumco Corp.		67,700	1,032,551
Sumitomo Chemical Co. Ltd.		383,800	1,255,480
Sumitomo Corp.		308,000	3,369,697
Sumitomo Electric Industries Ltd.		197,200	2,177,104
Sumitomo Heavy Industries Ltd.		28,800	617,279
Sumitomo Metal Mining Co. Ltd.		61,200	1,902,325
Sumitomo Mitsui Financial Group, Inc.		338,100	9,359,252
Sumitomo Mitsui Trust Holdings, Inc.		87,500	2,352,650
Sumitomo Realty & Development Co. Ltd.		80,500	2,154,127
Sumitomo Rubber Industries Ltd.		44,100	387,913
Sundrug Co. Ltd.		18,200	675,799
Suntory Beverage & Food Ltd.		36,400	1,255,353
Suzuken Co. Ltd.		17,130	618,404
Suzuki Motor Corp.		95,600	4,105,800
Sysmex Corp.		43,400	4,076,507
T&D Holdings, Inc.		138,600	1,385,180
Taiheiyo Cement Corp.		30,400	713,551
Taisei Corp.		49,800	1,549,673
Taisho Pharmaceutical Holdings Co. Ltd.		8,900	535,498
Taiyo Nippon Sanso Corp.		38,400	563,007
Takeda Pharmaceutical Co. Ltd.		408,196	12,614,323
TDK Corp.		33,600	3,951,384
Teijin Ltd.		46,200	707,690
Terumo Corp.		167,300	6,157,309
THK Co. Ltd.		32,300	857,401
Tobu Railway Co. Ltd.		48,700	1,381,929
Toho Co. Ltd.		28,300	1,120,704
Toho Gas Co. Ltd.		18,800	970,490
Tohoku Electric Power Co., Inc.		107,900	952,011
Tokio Marine Holdings, Inc.		163,200	7,294,179
Tokyo Century Corp.		10,900	534,410
Tokyo Electric Power Co., Inc. (a)		384,500	992,155
Tokyo Electron Ltd.		38,700	10,387,501
Tokyo Gas Co. Ltd.		97,400	2,207,039
Tokyu Corp.		129,700	1,538,846
Tokyu Fudosan Holdings Corp.		155,900	681,255
Toppan Printing Co. Ltd.		69,600	885,062
Toray Industries, Inc.		363,000	1,642,541
Toshiba Corp.		100,100	2,532,115
Tosoh Corp.		66,800	1,082,804
Toto Ltd.		36,500	1,666,426
Toyo Suisan Kaisha Ltd.		23,400	1,164,520
Toyoda Gosei Co. Ltd.		16,700	424,429
Toyota Industries Corp.		37,500	2,423,377
Toyota Motor Corp.		548,482	36,006,147
Toyota Tsusho Corp.		54,800	1,529,212
Trend Micro, Inc.		34,900	1,954,928
Tsuruha Holdings, Inc.		9,500	1,330,238
Unicharm Corp.		104,500	4,835,309
United Urban Investment Corp.		754	805,023
USS Co. Ltd.		56,600	1,035,247
Welcia Holdings Co. Ltd.		24,000	940,592
West Japan Railway Co.		42,400	1,818,842
Yakult Honsha Co. Ltd.		33,300	1,611,489
Yamada Holdings Co. Ltd.		184,800	901,047
Yamaha Corp.		34,200	1,621,258
Yamaha Motor Co. Ltd.		73,900	1,056,624
Yamato Holdings Co. Ltd.		80,300	2,125,578
Yamazaki Baking Co. Ltd.		30,700	504,273
Yaskawa Electric Corp.		62,100	2,414,686
Yokogawa Electric Corp.		58,200	855,619
Yokohama Rubber Co. Ltd.		30,500	438,114
Z Holdings Corp.		687,400	4,793,282
Zozo, Inc.		27,900	707,765

TOTAL JAPAN			904,185,970

Korea (South) - 3.4%
Alteogen, Inc.		4,659	655,603
AMOREPACIFIC Corp.		7,994	1,120,578
AMOREPACIFIC Group, Inc.		7,300	281,757
BGF Retail Co. Ltd.		1,987	206,172
BS Financial Group, Inc.		70,018	341,290
Celltrion Healthcare Co. Ltd.		17,878	1,338,220
Celltrion Pharm, Inc.		4,129	398,529
Celltrion, Inc. (a)		24,471	5,213,677
Cheil Industries, Inc.		21,748	2,125,669
Cheil Worldwide, Inc.		17,542	323,928
CJ CheilJedang Corp.		2,100	670,141
CJ Corp.		4,083	273,917
CJ O Shopping Co. Ltd.		2,769	322,817
Coway Co. Ltd.		12,218	746,498
Daelim Industrial Co.		7,075	487,915
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)		9,426	178,664
Db Insurance Co. Ltd.		12,591	491,179
Doosan Bobcat, Inc.		13,707	349,504
DuzonBizon Co. Ltd.		4,936	434,233
E-Mart Co. Ltd.		4,986	626,350
Fila Holdings Corp.		12,529	426,574
GS Engineering & Construction Corp.		15,247	360,977
GS Holdings Corp.		12,839	374,439
GS Retail Co. Ltd.		6,915	195,934
Hana Financial Group, Inc.		78,807	2,124,102
Hankook Tire Co. Ltd.		19,028	531,885
Hanmi Pharm Co. Ltd.		1,706	396,033
Hanon Systems		47,113	466,155
Hanwha Corp.		10,513	223,710
Hanwha Solutions Corp.		26,918	1,044,051
HLB, Inc.		11,501	940,845
Hotel Shilla Co.		8,092	532,251
Hyundai Engineering & Construction Co. Ltd.		19,804	538,694
Hyundai Fire & Marine Insurance Co. Ltd.		15,809	324,898
Hyundai Glovis Co. Ltd.		4,767	706,896
Hyundai Heavy Industries Co. Ltd. (a)		10,141	705,580
Hyundai Mobis		17,350	3,468,682
Hyundai Motor Co.		38,364	5,603,251
Hyundai Robotics Co. Ltd.		2,457	466,546
Hyundai Steel Co.		22,631	580,534
Industrial Bank of Korea		66,328	480,525
Kakao Corp.		14,581	4,242,360
Kangwon Land, Inc.		27,176	505,975
KB Financial Group, Inc.		102,588	3,661,502
Kia Motors Corp.		68,783	3,078,092
KMW Co. Ltd. (a)		6,797	375,932
Korea Aerospace Industries Ltd.		18,487	357,195
Korea Electric Power Corp. (a)		68,202	1,200,403
Korea Express Co. Ltd. (a)		2,312	325,590
Korea Gas Corp.		6,969	168,191
Korea Investment Holdings Co. Ltd.		10,627	647,694
Korea Zinc Co. Ltd.		2,155	727,238
Korean Air Lines Co. Ltd. (a)		21,651	383,599
KT&G Corp.		30,564	2,177,608
Kumho Petro Chemical Co. Ltd.		4,639	547,535
LG Chemical Ltd.		11,786	6,412,585
LG Corp.		25,021	1,494,946
LG Display Co. Ltd. (a)		61,337	764,205
LG Electronics, Inc.		27,823	2,063,809
LG Household & Health Care Ltd.		2,535	3,353,731
LG Innotek Co. Ltd.		3,631	491,162
LG Telecom Ltd.		55,663	543,721
Lotte Chemical Corp.		4,348	897,256
Lotte Confectionery Co. Ltd.		6,780	170,529
Lotte Shopping Co. Ltd.		2,878	212,651
Meritz Securities Co. Ltd.		81,455	237,263
Mirae Asset Daewoo Co. Ltd.		74,737	555,599
NAVER Corp.		31,957	8,158,929
NCSOFT Corp.		4,275	2,930,840
Netmarble Corp. (a)(c)		5,444	564,338
Orion Corp./Republic of Korea		6,001	573,747
Ottogi Corp.		294	137,525
Pearl Abyss Corp. (a)		1,502	266,537
POSCO		19,277	3,550,807
POSCO Chemtech Co. Ltd.		5,667	371,719
Posco International Corp.		12,643	148,996
S-Oil Corp.		11,612	559,547
S1 Corp.		4,192	300,617
Samsung Biologics Co. Ltd. (a)(c)		4,294	2,589,158
Samsung Card Co. Ltd.		7,210	186,707
Samsung Electro-Mechanics Co. Ltd.		14,636	1,735,791
Samsung Electronics Co. Ltd.		1,235,664	61,975,155
Samsung Engineering Co. Ltd. (a)		40,006	417,401
Samsung Fire & Marine Insurance Co. Ltd.		8,023	1,265,781
Samsung Heavy Industries Co. Ltd. (a)		122,569	549,735
Samsung Life Insurance Co. Ltd.		17,711	989,148
Samsung SDI Co. Ltd.		14,275	5,611,103
Samsung SDS Co. Ltd.		9,074	1,351,084
Samsung Securities Co. Ltd.		15,793	448,882
Seegene, Inc.		4,735	1,081,987
Shin Poong Pharmaceutical Co. (a)		7,514	834,304
Shinhan Financial Group Co. Ltd.		119,192	3,226,855
Shinsegae Co. Ltd.		1,880	346,002
SK C&C Co. Ltd.		9,202	1,495,243
SK Energy Co. Ltd.		14,372	1,602,885
SK Hynix, Inc.		141,818	10,038,903
SK Telecom Co. Ltd.		9,843	1,862,421
STX Pan Ocean Co. Ltd. (Korea) (a)		67,085	213,126
Woori Financial Group, Inc.		143,912	1,133,781
Woori Investment & Securities Co. Ltd.		28,356	239,712
Yuhan Corp.		12,242	642,823

TOTAL KOREA (SOUTH)			190,077,163

Luxembourg - 0.2%
ArcelorMittal SA (Netherlands) (a)		185,698	2,520,015
Aroundtown SA		301,301	1,444,697
Eurofins Scientific SA (a)		3,409	2,714,886
Globant SA (a)(b)		9,602	1,734,217
Reinet Investments SCA		38,029	603,481
SES SA (France) (depositary receipt)		97,622	779,269
Tenaris SA		119,010	567,919

TOTAL LUXEMBOURG			10,364,484

Malaysia - 0.5%
AMMB Holdings Bhd		419,100	287,719
Axiata Group Bhd		702,334	495,434
Bumiputra-Commerce Holdings Bhd		1,698,443	1,205,871
Carlsberg Brewery BHD		38,700	172,192
Dialog Group Bhd		994,822	886,338
DiGi.com Bhd		831,700	754,820
Fraser & Neave Holdings BHD		37,200	283,026
Gamuda Bhd		448,100	359,267
Genting Bhd		543,700	387,722
Genting Malaysia Bhd		755,700	363,980
Genting Plantations Bhd		70,900	167,586
Hap Seng Consolidated Bhd		158,100	278,918
Hartalega Holdings Bhd		442,000	1,918,017
Hong Leong Bank Bhd		165,200	589,095
Hong Leong Credit Bhd		58,700	199,571
IHH Healthcare Bhd		556,700	666,546
IOI Corp. Bhd		637,000	659,867
IOI Properties Group Bhd		30	6
Kossan Rubber Industries Bhd		324,400	586,355
Kuala Lumpur Kepong Bhd		109,041	556,413
Malayan Banking Bhd		1,022,020	1,721,322
Malaysia Airports Holdings Bhd		275,902	277,857
Maxis Bhd		598,000	690,966
MISC Bhd		337,800	536,042
Nestle (Malaysia) BHD		17,500	586,991
Petronas Chemicals Group Bhd		643,800	907,455
Petronas Dagangan Bhd		73,900	306,522
Petronas Gas Bhd		209,000	793,138
PPB Group Bhd		161,580	731,725
Press Metal Bhd		361,500	478,279
Public Bank Bhd		755,600	2,742,479
QL Resources Bhd		272,250	412,794
RHB Capital Bhd		407,574	414,964
Sime Darby Bhd		696,085	403,901
Sime Darby Plantation Bhd		530,485	618,043
Sime Darby Property Bhd		10	1
SP Setia Bhd		13	2
Supermax Corp. Bhd		385,200	879,552
Telekom Malaysia Bhd		290,626	293,060
Tenaga Nasional Bhd		595,200	1,366,712
Top Glove Corp. Bhd		1,209,600	2,495,728
Westports Holdings Bhd		201,800	189,359
YTL Corp. Bhd		817,492	142,793

TOTAL MALAYSIA			27,808,428

Mexico - 0.5%
Alfa SA de CV Series A		766,800	512,248
America Movil S.A.B. de CV Series L		8,733,800	5,315,671
CEMEX S.A.B. de CV unit		3,910,094	1,614,804
Coca-Cola FEMSA S.A.B. de CV unit		136,500	516,874
Embotelladoras Arca S.A.B. de CV		112,900	491,541
Fibra Uno Administracion SA de CV		800,400	606,389
Fomento Economico Mexicano S.A.B. de CV unit		506,100	2,712,609
Gruma S.A.B. de CV Series B		57,045	606,743
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		96,900	806,438
Grupo Aeroportuario del Sureste S.A.B. de CV Series B (a)		53,510	618,109
Grupo Bimbo S.A.B. de CV Series A		408,400	789,209
Grupo Carso SA de CV Series A1		118,800	219,997
Grupo Financiero Banorte S.A.B. de CV Series O (a)		674,400	3,004,540
Grupo Financiero Inbursa S.A.B. de CV Series O (a)		588,300	435,716
Grupo Mexico SA de CV Series B		810,324	2,301,677
Grupo Televisa SA de CV (a)		625,000	790,550
Industrias Penoles SA de CV		37,210	592,511
Infraestructura Energetica Nova S.A.B. de CV		136,100	455,431
JB y Co. SA de CV		137,500	288,658
Kimberly-Clark de Mexico SA de CV Series A		390,100	579,867
Megacable Holdings S.A.B. de CV unit		75,900	240,780
Mexichem S.A.B. de CV		273,637	483,894
Promotora y Operadora de Infraestructura S.A.B. de CV		57,535	376,921
Wal-Mart de Mexico SA de CV Series V		1,364,800	3,297,551

TOTAL MEXICO			27,658,728

Multi-National - 0.0%
HK Electric Investments & HK Electric Investments Ltd. unit		684,000	696,132
HKT Trust/HKT Ltd. unit		995,860	1,287,135

TOTAL MULTI-NATIONAL			1,983,267

Netherlands - 3.4%
ABN AMRO Group NV GDR (a)(c)		109,665	899,925
Adyen BV (a)(c)		4,682	7,869,244
AEGON NV		471,962	1,269,586
AerCap Holdings NV (a)		33,542	832,848
Airbus Group NV		152,402	11,150,658
Akzo Nobel NV		49,840	4,800,417
Altice Europe NV Class A (a)		158,433	780,331
Argenx SE (a)		11,448	2,856,755
ASML Holding NV (Netherlands)		110,134	39,846,823
CNH Industrial NV		265,668	2,060,672
EXOR NV		28,370	1,473,634
Ferrari NV		32,656	5,824,725
Fiat Chrysler Automobiles NV (Italy)		285,237	3,502,066
Heineken Holding NV		29,893	2,309,967
Heineken NV (Bearer)		67,192	5,963,043
ING Groep NV (Certificaten Van Aandelen)		1,011,611	6,929,254
Koninklijke Ahold Delhaize NV		284,487	7,816,022
Koninklijke DSM NV		44,704	7,156,267
Koninklijke KPN NV		926,997	2,503,616
Koninklijke Philips Electronics NV		237,385	10,994,908
NN Group NV		74,428	2,595,276
Prosus NV		126,469	12,626,158
QIAGEN NV (Germany) (a)		58,933	2,798,303
Randstad NV		31,380	1,568,220
STMicroelectronics NV (France)		165,440	5,046,619
Takeaway.com Holding BV (a)(c)		32,444	3,609,310
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit		36,094	1,467,087
Unilever NV		378,018	21,374,558
Vopak NV		18,244	948,293
Wolters Kluwer NV		70,851	5,741,506
X5 Retail Group NV GDR		31,126	1,095,862
Yandex NV Class A (a)		77,499	4,414,035

TOTAL NETHERLANDS			190,125,988

New Zealand - 0.2%
Auckland International Airport Ltd.		321,386	1,486,693
Fisher & Paykel Healthcare Corp.		148,877	3,444,178
Mercury Nz Ltd.		172,268	609,029
Meridian Energy Ltd.		338,916	1,187,843
Ryman Healthcare Group Ltd.		101,612	940,326
Spark New Zealand Ltd.		497,283	1,475,771
The a2 Milk Co. Ltd. (a)		190,852	1,848,054

TOTAL NEW ZEALAND			10,991,894

Norway - 0.3%
Adevinta ASA Class B (a)		61,283	946,850
DNB ASA		245,784	3,313,456
Equinor ASA		259,633	3,297,544
Gjensidige Forsikring ASA		50,381	956,783
Mowi ASA		114,377	1,804,915
Norsk Hydro ASA		346,340	969,730
Orkla ASA		195,760	1,847,146
Schibsted ASA (B Shares)		25,143	902,305
Telenor ASA		187,070	2,884,436
Yara International ASA		46,238	1,610,422

TOTAL NORWAY			18,533,587

Pakistan - 0.0%
Habib Bank Ltd.		140,861	114,403
MCB Bank Ltd.		96,890	100,531
Oil & Gas Development Co. Ltd.		156,244	91,123

TOTAL PAKISTAN			306,057

Papua New Guinea - 0.0%
Oil Search Ltd. ADR		502,376	907,023
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR		54,986	674,678
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.		501,450	460,051
Aboitiz Power Corp.		376,200	209,267
Altus Property Ventures, Inc. (a)		7	2
Ayala Corp.		71,710	1,126,729
Ayala Land, Inc.		2,058,500	1,397,026
Bank of the Philippine Islands (BPI)		221,056	334,231
BDO Unibank, Inc.		502,204	916,777
DMCI Holdings, Inc.		4	0
Globe Telecom, Inc.		8,285	345,803
GT Capital Holdings, Inc.		26,381	233,399
International Container Terminal Services, Inc.		252,370	596,660
JG Summit Holdings, Inc.		775,236	1,025,058
Jollibee Food Corp.		117,390	410,432
Manila Electric Co.		54,280	335,169
Megaworld Corp. (a)		2,862,400	178,518
Metro Pacific Investments Corp.		3,853,200	317,819
Metropolitan Bank & Trust Co.		458,271	384,010
Philippine Long Distance Telephone Co.		23,185	630,425
PUREGOLD Price Club, Inc.		262,300	222,859
Robinsons Land Corp.		534,206	164,924
SM Investments Corp.		61,178	1,196,061
SM Prime Holdings, Inc.		2,631,000	1,826,276
Universal Robina Corp.		224,230	635,744

TOTAL PHILIPPINES			12,947,240

Poland - 0.2%
Allegro.eu SA (a)(c)		66,223	1,345,840
Bank Polska Kasa Opieki SA (a)		46,862	500,393
Bank Zachodni WBK SA (a)		9,155	284,460
BRE Bank SA		3,793	110,668
CD Projekt RED SA (a)		17,647	1,495,176
Cyfrowy Polsat SA		72,193	450,089
Dino Polska SA (a)(c)		12,481	685,437
Grupa Lotos SA		23,436	165,057
KGHM Polska Miedz SA (Bearer) (a)		35,816	1,068,979
LPP SA (a)		331	438,145
Orange Polska SA (a)		162,069	248,921
Polish Oil & Gas Co. SA		439,963	463,458
Polska Grupa Energetyczna SA (a)		215,985	246,070
Polski Koncern Naftowy Orlen SA		79,253	762,780
Powszechna Kasa Oszczednosci Bank SA (a)		230,750	1,104,902
Powszechny Zaklad Ubezpieczen SA (a)		154,689	844,057

TOTAL POLAND			10,214,432

Portugal - 0.1%
Banco Espirito Santo SA (Reg.) (a)(d)		82,039	1
Energias de Portugal SA		715,063	3,524,402
Galp Energia SGPS SA Class B		131,538	1,068,245
Jeronimo Martins SGPS SA		63,947	1,015,851

TOTAL PORTUGAL			5,608,499

Qatar - 0.2%
Barwa Real Estate Co.		484,295	443,327
Industries Qatar QSC (a)		462,211	1,144,420
Masraf al Rayan		927,843	1,094,503
Mesaieed Petrochemical Holding Co.		1,119,299	570,255
Ooredoo QSC		213,843	389,393
Qatar Electricity & Water Co.		135,772	622,739
Qatar Fuel Co.		123,269	582,320
Qatar International Islamic Bank QSC		187,631	427,774
Qatar Islamic Bank		304,986	1,356,982
Qatar National Bank SAQ		1,175,242	5,713,206
The Commercial Bank of Qatar		520,547	607,615

TOTAL QATAR			12,952,534

Russia - 0.7%
Alrosa Co. Ltd.		701,861	630,974
Gazprom OAO		2,503,652	4,878,057
Gazprom OAO sponsored ADR (Reg. S)		276,218	1,057,915
Inter Rao Ues JSC		9,815,000	628,111
Lukoil PJSC		102,822	5,256,372
Lukoil PJSC sponsored ADR		4,724	241,207
Magnit OJSC GDR (Reg. S)		92,741	1,278,898
Magnitogorsk Iron & Steel Works PJSC		578,800	274,378
MMC Norilsk Nickel PJSC		13,416	3,193,111
MMC Norilsk Nickel PJSC sponsored ADR		29,037	692,242
Mobile TeleSystems OJSC sponsored ADR		120,932	945,688
Moscow Exchange MICEX-RTS OAO		351,425	592,758
NOVATEK OAO GDR (Reg. S)		23,493	2,830,907
Novolipetsk Steel OJSC		309,020	723,502
PhosAgro OJSC GDR (Reg. S)		34,475	397,152
Polyus PJSC		8,684	1,700,864
Rosneft Oil Co. OJSC		241,443	1,067,052
Rosneft Oil Co. OJSC GDR (Reg. S)		64,812	283,228
Sberbank of Russia		2,797,856	7,091,048
Severstal PAO		43,863	599,830
Severstal PAO GDR (Reg. S)		9,813	134,144
Surgutneftegas OJSC		1,105,600	458,557
Surgutneftegas OJSC sponsored ADR		79,195	324,541
Tatneft PAO		331,463	1,712,728
Tatneft PAO sponsored ADR		5,885	183,141
VTB Bank OJSC		833,820,334	343,683

TOTAL RUSSIA			37,520,088

Saudi Arabia - 0.8%
Abdullah Al Othaim Markets Co.		11,336	395,973
Advanced Polypropylene Co.		26,841	413,676
Al Rajhi Bank		314,426	5,516,687
Alinma Bank		250,590	1,020,989
Almarai Co. Ltd.		63,497	873,649
Arab National Bank		162,089	820,321
Bank Al-Jazira		104,626	363,232
Bank Albilad		93,270	578,476
Banque Saudi Fransi		156,294	1,237,749
Bupa Arabia for Cooperative Insurance Co. (a)		15,181	463,894
Dar Al Arkan Real Estate Development Co. (a)		140,582	299,509
Emaar The Economic City (a)		105,641	250,701
Etihad Etisalat Co. (a)		100,915	753,438
Jarir Marketing Co.		15,928	735,602
Mobile Telecommunications Co. Saudi Arabia (a)		56,922	186,993
National Commercial Bank		378,990	3,946,234
National Industrialization Co. (a)		83,373	251,211
Rabigh Refining & Petrochemical Co. (a)		60,654	196,988
Riyad Bank		353,254	1,695,484
SABIC		232,531	5,580,298
Sahara International Petrochemical Co.		92,660	360,233
Samba Financial Group		256,021	1,884,164
Saudi Airlines Catering Co.		10,126	210,064
Saudi Arabian Fertilizers Co.		54,174	1,089,171
Saudi Arabian Mining Co. (a)		114,651	1,140,304
Saudi Arabian Oil Co.		555,842	4,994,767
Saudi Cement Co.		19,230	277,915
Saudi Electricity Co.		221,685	1,118,385
Saudi Industrial Investment Group		59,274	320,844
Saudi Kayan Petrochemical Co. (a)		185,197	468,141
Saudi Telecom Co.		154,654	4,111,405
The Co. for Cooperative Insurance (a)		15,525	335,313
The Saudi British Bank		190,819	1,211,985
The Savola Group		67,055	818,900
Yanbu National Petrochemical Co.		67,746	1,038,689

TOTAL SAUDI ARABIA			44,961,384

Singapore - 0.7%
Ascendas Real Estate Investment Trust		804,252	1,697,070
BOC Aviation Ltd. Class A (c)		52,900	326,510
CapitaLand Ltd.		678,711	1,277,190
CapitaMall Trust		1,191,037	1,509,708
City Developments Ltd.		114,900	533,581
DBS Group Holdings Ltd.		466,129	6,943,392
Genting Singapore Ltd.		1,541,900	728,111
Jardine Cycle & Carriage Ltd.		25,000	325,204
Keppel Corp. Ltd.		380,700	1,223,365
Mapletree Commercial Trust		552,500	696,634
Mapletree Logistics Trust (REIT)		746,500	1,066,371
Mapletree Logistics Trust (REIT) rights 11/10/20 (a)		12,929	0
Oversea-Chinese Banking Corp. Ltd.		877,906	5,414,702
Singapore Airlines Ltd.		349,450	867,201
Singapore Exchange Ltd.		207,100	1,313,502
Singapore Technologies Engineering Ltd.		401,000	1,025,084
Singapore Telecommunications Ltd.		2,122,900	3,155,741
Suntec (REIT)		515,500	506,250
United Overseas Bank Ltd.		306,653	4,260,775
UOL Group Ltd.		117,577	535,939
Venture Corp. Ltd.		71,300	1,005,099
Wilmar International Ltd.		496,100	1,468,729
Yangzijiang Shipbuilding Holdings Ltd.		655,200	441,113

TOTAL SINGAPORE			36,321,271

South Africa - 1.0%
Absa Group Ltd.		184,074	989,488
Anglo American Platinum Ltd.		14,335	949,192
AngloGold Ashanti Ltd.		107,800	2,484,301
Aspen Pharmacare Holdings Ltd. (a)		103,105	671,423
Bidcorp Ltd.		87,654	1,206,806
Bidvest Group Ltd.		73,492	604,324
Capitec Bank Holdings Ltd.		18,014	1,266,018
Clicks Group Ltd.		64,081	926,830
Discovery Ltd.		100,460	664,132
Exxaro Resources Ltd.		63,685	429,626
FirstRand Ltd.		1,236,019	2,869,206
Gold Fields Ltd.		229,230	2,479,165
Growthpoint Properties Ltd.		810,851	530,465
Harmony Gold Mining Co. Ltd. (a)		138,403	689,275
Impala Platinum Holdings Ltd.		209,448	1,864,155
Kumba Iron Ore Ltd.		16,410	487,203
Life Healthcare Group Holdings Ltd.		354,766	354,723
MMI Holdings Ltd.		246,736	197,393
Mr Price Group Ltd.		64,013	484,257
MTN Group Ltd.		439,648	1,569,769
MultiChoice Group Ltd.		112,043	924,005
Naspers Ltd. Class N		112,799	22,021,474
Nedbank Group Ltd.		96,060	568,253
Northam Platinum Ltd. (a)		92,316	886,966
Old Mutual Ltd.		1,195,514	693,498
Rand Merchant Insurance Holdings Ltd.		193,033	337,192
Remgro Ltd.		133,955	714,579
Sanlam Ltd.		461,412	1,345,898
Sasol Ltd. (a)		145,452	759,583
Shoprite Holdings Ltd.		132,969	1,058,560
Sibanye Stillwater Ltd.		588,391	1,735,000
Spar Group Ltd.		49,020	519,666
Standard Bank Group Ltd.		336,729	2,201,834
Steinhoff Africa Retail Ltd. (c)		244,168	179,621
Tiger Brands Ltd.		40,906	509,001
Vodacom Group Ltd.		163,132	1,229,360
Woolworths Holdings Ltd.		260,514	559,548

TOTAL SOUTH AFRICA			57,961,789

Spain - 1.4%
ACS Actividades de Construccion y Servicios SA		69,241	1,645,908
Aena Sme SA (a)(c)		17,481	2,353,529
Amadeus IT Holding SA Class A		115,946	5,535,146
Banco Bilbao Vizcaya Argentaria SA		1,730,495	4,992,744
Banco Santander SA (Spain)		4,311,915	8,634,856
Bankinter SA		171,963	644,290
CaixaBank SA		934,520	1,705,116
Cellnex Telecom SA (c)		81,878	5,256,200
Enagas SA		65,404	1,411,481
Endesa SA		82,214	2,203,220
Ferrovial SA		125,694	2,719,185
Gas Natural SDG SA		77,677	1,442,941
Grifols SA (b)		77,545	2,094,353
Iberdrola SA		1,534,841	18,098,970
Inditex SA (b)		282,139	6,962,890
MAPFRE SA (Reg.)		277,513	418,228
Red Electrica Corporacion SA		111,348	1,961,432
Repsol SA		386,330	2,425,407
Siemens Gamesa Renewable Energy SA		61,430	1,740,676
Telefonica SA		1,260,752	4,101,266

TOTAL SPAIN			76,347,838

Sweden - 1.9%
Alfa Laval AB		82,059	1,664,530
ASSA ABLOY AB (B Shares)		260,044	5,573,385
Atlas Copco AB:
(A Shares)		168,636	7,445,955
(B Shares)		106,248	4,075,164
Boliden AB		71,809	1,962,594
Electrolux AB (B Shares) (b)		57,895	1,307,101
Epiroc AB:
Class A		150,937	2,255,981
Class B		120,704	1,730,854
EQT AB		60,471	1,152,214
Ericsson (B Shares)		754,785	8,426,808
Essity AB Class B (b)		157,252	4,557,594
Evolution Gaming Group AB (c)		32,952	2,447,774
H&M Hennes & Mauritz AB (B Shares)		208,993	3,396,160
Hexagon AB (B Shares)		72,972	5,333,654
Husqvarna AB (B Shares)		107,240	1,108,748
ICA Gruppen AB		25,595	1,211,810
Industrivarden AB (C Shares)		40,142	1,026,737
Investor AB (B Shares)		117,754	7,071,804
Kinnevik AB (B Shares)		63,101	2,589,379
Latour Investment AB Class B (b)		37,570	877,354
Lundbergfoeretagen AB		19,226	865,542
Lundin Petroleum AB		47,240	901,703
Nibe Industrier AB (B Shares)		80,213	1,934,472
Sandvik AB		292,433	5,212,645
Securitas AB (B Shares)		82,298	1,164,865
Skandinaviska Enskilda Banken AB (A Shares) (a)		421,312	3,612,571
Skanska AB (B Shares)		88,674	1,667,172
SKF AB (B Shares)		99,107	2,029,274
Svenska Cellulosa AB (SCA) (B Shares)		158,136	2,145,883
Svenska Handelsbanken AB (A Shares) (a)		402,950	3,264,977
Swedbank AB (A Shares) (a)		234,530	3,676,721
Swedish Match Co. AB		41,841	3,153,216
Tele2 AB (B Shares)		130,862	1,552,244
Telia Co. AB		632,852	2,426,606
Volvo AB (B Shares)		385,126	7,493,995

TOTAL SWEDEN			106,317,486

Switzerland - 6.3%
ABB Ltd. (Reg.)		477,598	11,588,927
Adecco SA (Reg.)		40,690	1,996,892
Alcon, Inc. (Switzerland) (a)		127,671	7,254,113
Baloise Holdings AG		12,107	1,654,405
Banque Cantonale Vaudoise		7,635	739,395
Barry Callebaut AG		783	1,616,467
Clariant AG (Reg.)		50,971	873,836
Coca-Cola HBC AG		50,769	1,154,285
Compagnie Financiere Richemont SA Series A		135,460	8,466,765
Credit Suisse Group AG		630,548	5,946,937
Ems-Chemie Holding AG		2,128	1,870,514
Galenica AG		11,980	1,347,660
Geberit AG (Reg.)		9,628	5,481,014
Givaudan SA		2,392	9,745,910
Julius Baer Group Ltd.		58,251	2,600,792
Kuehne & Nagel International AG		14,042	2,803,959
LafargeHolcim Ltd. (Reg.)		135,636	5,820,684
Lindt & Spruengli AG		26	2,248,541
Lindt & Spruengli AG (participation certificate)		283	2,243,754
Logitech International SA (Reg.)		42,601	3,586,670
Lonza Group AG		19,305	11,697,096
Nestle SA (Reg. S)		770,293	86,640,965
Novartis AG		571,556	44,537,122
Partners Group Holding AG		4,847	4,369,410
Roche Holding AG (participation certificate)		181,931	58,460,168
Schindler Holding AG:
(participation certificate)		10,780	2,756,868
(Reg.)		4,991	1,281,293
SGS SA (Reg.)		1,571	3,925,144
Siemens Energy AG (a)		98,960	2,166,771
Sika AG		36,744	9,044,245
Sonova Holding AG Class B		14,222	3,373,450
Straumann Holding AG		2,678	2,792,048
Swatch Group AG (Bearer)		6,018	1,272,906
Swatch Group AG (Bearer) (Reg.)		21,095	861,330
Swiss Life Holding AG		8,302	2,790,421
Swiss Prime Site AG		19,788	1,663,836
Swiss Re Ltd.		76,478	5,483,029
Swisscom AG		6,711	3,412,770
Temenos Group AG		17,010	1,826,124
UBS Group AG		948,309	11,009,051
Zurich Insurance Group Ltd.		38,799	12,886,920

TOTAL SWITZERLAND			351,292,487

Taiwan - 3.7%
Accton Technology Corp.		130,000	942,885
Acer, Inc.		754,288	628,815
Advantech Co. Ltd.		102,937	1,039,840
ASE Technology Holding Co. Ltd.		844,840	1,895,935
Asia Cement Corp.		549,466	790,329
ASMedia Technology, Inc.		7,000	351,113
ASUSTeK Computer, Inc.		181,000	1,534,220
AU Optronics Corp. (a)		2,261,000	913,005
Catcher Technology Co. Ltd.		183,000	1,154,584
Cathay Financial Holding Co. Ltd.		2,037,879	2,735,312
Chang Hwa Commercial Bank		1,394,430	831,033
Cheng Shin Rubber Industry Co. Ltd.		454,899	574,010
Chicony Electronics Co. Ltd.		150,493	452,915
China Airlines Ltd. (a)		490	150
China Development Finance Holding Corp.		3,234,800	947,521
China Life Insurance Co. Ltd.		728,491	487,630
China Steel Corp.		3,072,426	2,180,092
Chinatrust Financial Holding Co. Ltd.		4,544,579	2,867,267
Chunghwa Telecom Co. Ltd.		984,000	3,690,956
Compal Electronics, Inc.		1,059,000	688,504
Delta Electronics, Inc.		504,621	3,351,323
E.SUN Financial Holdings Co. Ltd.		2,922,246	2,482,106
ECLAT Textile Co. Ltd.		49,941	660,725
EVA Airways Corp.		583,422	220,244
Evergreen Marine Corp. (Taiwan) (a)		604,120	399,101
Far Eastern Textile Ltd.		752,664	677,448
Far EasTone Telecommunications Co. Ltd.		407,000	853,578
Feng Tay Enterprise Co. Ltd.		101,254	612,288
First Financial Holding Co. Ltd.		2,669,016	1,870,522
Formosa Chemicals & Fibre Corp.		913,590	2,197,036
Formosa Petrochemical Corp.		289,000	793,995
Formosa Plastics Corp.		992,480	2,744,072
Formosa Taffeta Co. Ltd.		193,000	210,817
Foxconn Technology Co. Ltd.		235,535	412,468
Fubon Financial Holding Co. Ltd.		1,718,398	2,444,643
Giant Manufacturing Co. Ltd.		77,000	756,300
GlobalWafers Co. Ltd.		56,000	812,332
Highwealth Construction Corp.		195,228	283,196
HIWIN Technologies Corp.		65,098	566,584
Hon Hai Precision Industry Co. Ltd. (Foxconn)		3,234,990	8,763,387
Hotai Motor Co. Ltd.		78,000	1,641,302
Hua Nan Financial Holdings Co. Ltd.		2,190,871	1,317,172
Innolux Corp.		2,114,427	732,426
Inventec Corp.		639,280	505,006
Largan Precision Co. Ltd.		26,000	2,749,135
Lite-On Technology Corp.		566,910	922,425
MediaTek, Inc.		391,970	9,289,233
Mega Financial Holding Co. Ltd.		2,812,246	2,708,147
Micro-Star International Co. Ltd.		174,000	699,430
Nan Ya Plastics Corp.		1,337,780	2,744,860
Nanya Technology Corp.		339,000	684,896
Nien Made Enterprise Co. Ltd.		41,000	461,463
Novatek Microelectronics Corp.		153,000	1,427,907
Pegatron Corp.		514,000	1,104,932
Phison Electronics Corp.		39,000	404,191
Pou Chen Corp.		599,000	527,624
Powertech Technology, Inc.		202,000	595,924
President Chain Store Corp.		150,000	1,352,721
Quanta Computer, Inc.		754,000	1,897,585
Realtek Semiconductor Corp.		127,090	1,579,241
Ruentex Development Co. Ltd.		200,541	276,884
Shin Kong Financial Holding Co. Ltd.		2,918,180	811,937
Sinopac Holdings Co.		2,710,314	1,013,680
Standard Foods Corp.		103,986	222,082
Synnex Technology International Corp.		364,500	540,845
Taishin Financial Holdings Co. Ltd.		2,605,209	1,147,388
Taiwan Business Bank		1,435,290	471,590
Taiwan Cement Corp.		1,262,058	1,788,824
Taiwan Cooperative Financial Holding Co. Ltd.		2,421,868	1,625,358
Taiwan High Speed Rail Corp.		491,000	519,164
Taiwan Mobile Co. Ltd.		430,600	1,470,503
Taiwan Semiconductor Manufacturing Co. Ltd.		5,987,000	90,563,950
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		71,214	5,972,718
The Shanghai Commercial & Savings Bank Ltd.		885,616	1,146,914
Unified-President Enterprises Corp.		1,252,080	2,682,810
United Microelectronics Corp.		2,951,000	3,170,980
Vanguard International Semiconductor Corp.		230,000	749,275
Walsin Technology Corp.		81,000	462,914
Win Semiconductors Corp.		87,000	945,751
Winbond Electronics Corp.		769,000	455,610
Wistron Corp.		759,666	756,772
Wiwynn Corp.		20,000	508,232
WPG Holding Co. Ltd.		438,320	594,457
Yageo Corp.		98,519	1,224,213
Yuanta Financial Holding Co. Ltd.		2,543,186	1,577,879

TOTAL TAIWAN			209,864,631

Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)		301,500	1,667,581
Airports of Thailand PCL (For. Reg.)		1,299,000	2,153,624
Asset World Corp. PCL		2,018,900	188,877
B. Grimm Power PCL (For. Reg.)		187,900	236,470
Bangkok Bank PCL (For. Reg.)		130,900	405,459
Bangkok Commercial Asset Management PCL		554,100	358,704
Bangkok Dusit Medical Services PCL (For. Reg.)		2,431,000	1,363,911
Bangkok Expressway and Metro PCL		2,031,800	533,815
Berli Jucker PCL (For. Reg)		308,300	283,969
BTS Group Holdings PCL (For. Reg.)		1,948,800	559,225
Bumrungrad Hospital PCL (For. Reg.)		119,900	349,783
Central Pattana PCL (For. Reg.)		570,500	703,543
Central Retail Corp. PCL		488,466	417,472
Charoen Pokphand Foods PCL (For. Reg.)		1,066,300	863,070
CP ALL PCL (For. Reg.)		1,544,900	2,659,336
Electricity Generating PCL (For. Reg.)		73,900	393,223
Energy Absolute PCL (For. Reg.)		377,400	460,036
Global Power Synergy Public Co. Ltd.		142,400	236,347
Gulf Energy Development PCL (For. Reg.)		492,400	450,118
Home Product Center PCL (For. Reg.)		1,578,067	705,709
Indorama Ventures PCL (For. Reg.)		391,500	277,184
Intouch Holdings PCL (For. Reg.)		583,300	1,000,414
IRPC PCL (For. Reg.)		2,817,000	182,385
Kasikornbank PCL (For. Reg.)		466,700	1,124,470
Krung Thai Bank PCL (For. Reg.)		921,755	255,482
Krungthai Card PCL (For. Reg.)		197,500	250,100
Land & House PCL (For. Reg.)		2,392,000	490,499
Minor International PCL:
warrants 9/30/21 (a)		36,068	279
warrants 7/31/23 (a)		38,830	7,762
(For. Reg.)		854,276	457,029
Muangthai Leasing PCL		182,509	320,251
Osotspa PCL		180,400	185,025
PTT Exploration and Production PCL (For. Reg.)		356,544	900,837
PTT Global Chemical PCL (For. Reg.)		588,439	753,962
PTT PCL (For. Reg.)		2,834,800	2,816,991
Ratchaburi Electric Generating Holding PCL (For. Reg.)		151,100	225,418
Siam Cement PCL (For. Reg.)		203,500	2,204,886
Siam Commercial Bank PCL (For. Reg.)		209,900	437,004
Srisawad Corp. PCL:
warrants 8/29/25 (a)		7,244	1,915
(For. Reg.)		181,100	289,037
Thai Oil PCL (For. Reg.)		285,200	313,208
Thai Union Frozen Products PCL (For. Reg.)		828,700	403,880
TMB Bank PCL (For. Reg.)		6,186,688	160,481
Total Access Communication PCL (For. Reg.)		110,000	108,163
True Corp. PCL (For. Reg.)		2,917,012	253,965

TOTAL THAILAND			28,410,899

Turkey - 0.1%
Akbank TAS (a)		782,500	445,435
Anadolu Efes Biracilik Ve Malt Sanayii A/S		57,165	132,552
Aselsan A/S		172,938	345,690
Bim Birlesik Magazalar A/S JSC		120,468	960,351
Eregli Demir ve Celik Fabrikalari T.A.S.		390,315	443,905
Ford Otomotiv Sanayi A/S		17,735	228,579
Haci Omer Sabanci Holding A/S		222,116	218,153
Koc Holding A/S		188,125	317,901
Tupras Turkiye Petrol Rafinerileri A/S (a)		33,678	300,427
Turk Hava Yollari AO (a)		153,517	165,251
Turk Sise ve Cam Fabrikalari A/S		358,403	262,189
Turkcell Iletisim Hizmet A/S		277,656	483,773
Turkiye Garanti Bankasi A/S (a)		611,141	481,357
Turkiye Is Bankasi A/S Series C (a)		370,295	225,814
Yapi ve Kredi Bankasi A/S (a)		742,449	190,496

TOTAL TURKEY			5,201,873

United Arab Emirates - 0.2%
Abu Dhabi Commercial Bank PJSC (d)		722,610	1,154,791
Aldar Properties PJSC		980,152	731,148
Dubai Islamic Bank Pakistan Ltd.		463,466	524,895
Emaar Malls Group PJSC (a)		664,488	267,738
Emaar Properties PJSC (a)		884,121	642,664
Emirates NBD Bank PJSC		638,627	1,651,704
Emirates Telecommunications Corp.		452,744	2,080,590
National Bank of Abu Dhabi PJSC		710,148	2,215,618

TOTAL UNITED ARAB EMIRATES			9,269,148

United Kingdom - 7.5%
3i Group PLC		252,300	3,141,073
Admiral Group PLC		49,115	1,749,783
Anglo American PLC (United Kingdom)		318,551	7,474,511
Antofagasta PLC		100,441	1,339,599
Ashtead Group PLC		116,792	4,236,513
Associated British Foods PLC		92,445	2,032,968
AstraZeneca PLC (United Kingdom)		339,728	34,110,560
Auto Trader Group PLC (c)		253,235	1,903,930
Aveva Group PLC		16,462	914,908
Aviva PLC		1,015,015	3,385,660
BAE Systems PLC		831,534	4,274,412
Barclays PLC (a)		4,491,133	6,225,048
Barratt Developments PLC		266,607	1,666,504
Berkeley Group Holdings PLC		32,940	1,731,275
BHP Billiton PLC		547,796	10,612,101
BP PLC		4,501,989	11,483,155
BP PLC sponsored ADR		130,661	2,022,632
British American Tobacco PLC (United Kingdom)		593,902	18,823,959
British Land Co. PLC		224,304	1,012,982
BT Group PLC		2,306,020	3,029,273
Bunzl PLC		87,288	2,713,959
Burberry Group PLC		105,485	1,852,614
Coca-Cola European Partners PLC		53,600	1,914,056
Compass Group PLC		462,196	6,326,422
Croda International PLC		33,402	2,611,050
Diageo PLC		605,461	19,567,216
Direct Line Insurance Group PLC		348,977	1,191,283
Evraz PLC		129,867	604,833
GlaxoSmithKline PLC		1,301,633	21,735,314
Halma PLC		98,229	3,013,414
Hargreaves Lansdown PLC		86,864	1,522,000
Hikma Pharmaceuticals PLC		44,916	1,460,536
HSBC Holdings PLC (United Kingdom)		5,268,314	22,077,368
Imperial Brands PLC		245,813	3,897,837
Informa PLC		390,964	2,117,144
InterContinental Hotel Group PLC		44,986	2,282,220
Intertek Group PLC		41,813	3,018,282
J Sainsbury PLC		450,280	1,176,009
John David Group PLC		111,545	1,071,083
Johnson Matthey PLC		49,909	1,389,481
Kingfisher PLC		542,317	2,016,870
Land Securities Group PLC		181,941	1,200,443
Legal & General Group PLC		1,546,841	3,703,267
Lloyds Banking Group PLC		18,227,424	6,636,735
London Stock Exchange Group PLC		81,519	8,787,579
M&G PLC		663,435	1,260,427
Melrose Industries PLC		1,247,317	1,933,423
Mondi PLC		95,342	1,807,033
Mondi PLC		29,484	553,545
National Grid PLC		908,837	10,820,291
Next PLC		34,613	2,618,723
NMC Health PLC (a)		30,958	8,482
Ocado Group PLC (a)		118,317	3,488,645
Pearson PLC		194,687	1,286,254
Persimmon PLC		82,704	2,502,861
Prudential PLC		674,363	8,247,799
Reckitt Benckiser Group PLC		183,945	16,203,446
RELX PLC (London Stock Exchange)		500,997	9,914,111
Rentokil Initial PLC (a)		477,989	3,257,175
Rio Tinto PLC		290,353	16,422,780
Rolls-Royce Holdings PLC (b)		505,994	467,513
Rolls-Royce Holdings PLC rights 11/6/20 (a)(b)		1,686,646	852,169
Royal Bank of Scotland Group PLC		1,261,702	2,030,092
Royal Dutch Shell PLC:
Class A (United Kingdom)		1,060,282	13,337,810
Class B (United Kingdom)		961,295	11,592,583
RSA Insurance Group PLC		264,989	1,454,190
Sage Group PLC		283,371	2,333,333
Schroders PLC		31,577	1,069,335
Scottish & Southern Energy PLC		266,377	4,330,897
Segro PLC		304,027	3,552,680
Severn Trent PLC		61,908	1,948,904
Smith & Nephew PLC		226,697	3,936,398
Smiths Group PLC		103,521	1,783,012
Spirax-Sarco Engineering PLC		19,062	2,785,576
St. James's Place Capital PLC		140,042	1,631,368
Standard Chartered PLC (United Kingdom)		693,579	3,161,034
Standard Life PLC		588,335	1,711,112
Taylor Wimpey PLC		952,668	1,305,764
Tesco PLC		2,529,784	6,733,142
Unilever PLC		302,344	17,249,880
United Utilities Group PLC		177,490	1,985,287
Vodafone Group PLC		5,846,632	7,799,226
Vodafone Group PLC sponsored ADR		107,624	1,454,000
Whitbread PLC		52,167	1,450,993
WM Morrison Supermarkets PLC		612,671	1,292,962

TOTAL UNITED KINGDOM			422,632,116

United States of America - 0.1%
NICE Systems Ltd. sponsored ADR (a)(b)		3,444	786,127
Southern Copper Corp.		21,790	1,140,489
Yum China Holdings, Inc.		103,075	5,486,682

TOTAL UNITED STATES OF AMERICA			7,413,298

TOTAL COMMON STOCKS
(Cost $5,398,031,413)			5,385,518,381

Nonconvertible Preferred Stocks - 0.9%
Brazil - 0.3%
Banco Bradesco SA (PN)		1,158,408	4,070,009
Braskem SA (PN-A)		45,700	181,910
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)		20,407	110,216
Companhia Energetica de Minas Gerais (CEMIG) (PN)		256,541	458,273
Companhia Paranaense de Energia-Copel (PN-B)		26,600	286,307
Gerdau SA		280,100	1,064,663
Itau Unibanco Holding SA		1,256,421	5,141,342
Itausa-Investimentos Itau SA (PN)		1,147,898	1,818,488
Lojas Americanas SA (PN)		238,032	963,669
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)		1,235,700	4,078,836
Telefonica Brasil SA		113,600	842,207

TOTAL BRAZIL			19,015,920

Chile - 0.0%
Embotelladora Andina SA Class B		92,928	193,475
Sociedad Quimica y Minera de Chile SA (PN-B)		29,072	1,062,051

TOTAL CHILE			1,255,526

Colombia - 0.0%
Bancolombia SA (PN)		115,139	728,850
France - 0.0%
Air Liquide SA (a)		7,782	1,137,445
Germany - 0.4%
Bayerische Motoren Werke AG (BMW) (non-vtg.)		17,941	927,737
Fuchs Petrolub AG		17,864	919,178
Henkel AG & Co. KGaA		47,240	4,595,109
Porsche Automobil Holding SE (Germany)		40,026	2,144,349
Sartorius AG (non-vtg.)		9,225	3,904,332
Volkswagen AG		48,324	7,040,696

TOTAL GERMANY			19,531,401

Korea (South) - 0.2%
AMOREPACIFIC Corp.		3,178	147,702
Hyundai Motor Co.		4,075	283,668
Hyundai Motor Co. Series 2		12,473	881,848
LG Chemical Ltd.		2,243	620,572
LG Household & Health Care Ltd.		260	158,460
Samsung Electronics Co. Ltd.		213,367	9,470,787

TOTAL KOREA (SOUTH)			11,563,037

Russia - 0.0%
Surgutneftegas OJSC		1,772,033	808,686
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $64,572,617)			54,040,865
		Principal Amount(f)	Value

Nonconvertible Bonds - 0.0%
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $13,959)	INR	69,696	13,322

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.13% 11/5/20 to 2/4/21 (Cost $6,908,659)(g)		6,910,000	6,908,687
		Shares	Value

Money Market Funds - 2.9%
Fidelity Cash Central Fund 0.10% (h)		127,426,528	127,452,013
Fidelity Securities Lending Cash Central Fund 0.11% (h)(i)		33,541,617	33,544,971
TOTAL MONEY MARKET FUNDS
(Cost $160,996,350)			160,996,984
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $5,630,522,998)			5,607,478,239
NET OTHER ASSETS (LIABILITIES) - 0.3%			14,087,510
NET ASSETS - 100%			$5,621,565,749
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	1,277	Dec. 2020	$113,902,015	$(5,376,502)	$(5,376,502)
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1,037	Dec. 2020	57,133,515	585,075	585,075
TME S&P/TSX 60 Index Contracts (Canada)	83	Dec. 2020	11,530,166	(444,187)	(444,187)
TOTAL FUTURES CONTRACTS					$(5,235,614)

The notional amount of futures purchased as a percentage of Net Assets is 3.2%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $144,864,185.

Currency Abbreviations

INR – Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $114,290,629 or 2.0% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Amount is stated in United States dollars unless otherwise noted.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,908,687.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$752,914
Fidelity Securities Lending Cash Central Fund	603,028
Total	$1,355,942

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$427,731,151	$116,559,666	$311,171,485	$--
Consumer Discretionary	780,938,910	463,264,871	317,666,418	7,621
Consumer Staples	516,356,131	180,510,302	335,835,075	10,754
Energy	216,284,591	87,114,120	129,170,471	--
Financials	932,554,037	431,160,702	500,238,543	1,154,792
Health Care	544,848,659	109,273,965	435,574,694	--
Industrials	630,097,076	278,186,419	351,910,657	--
Information Technology	635,202,057	172,721,688	462,479,069	1,300
Materials	426,514,563	231,429,272	195,085,291	--
Real Estate	146,161,310	74,695,232	71,466,078	--
Utilities	182,870,761	126,161,411	56,709,349	1
Corporate Bonds	13,322	--	13,322	--
Government Obligations	6,908,687	--	6,908,687	--
Money Market Funds	160,996,984	160,996,984	--	--
Total Investments in Securities:	$5,607,478,239	$2,432,074,632	$3,174,229,139	$1,174,468
Derivative Instruments:
Assets
Futures Contracts	$585,075	$585,075	$--	$--
Total Assets	$585,075	$585,075	$--	$--
Liabilities
Futures Contracts	$(5,820,689)	$(5,820,689)	$--	$--
Total Liabilities	$(5,820,689)	$(5,820,689)	$--	$--
Total Derivative Instruments:	$(5,235,614)	$(5,235,614)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$585,075	$(5,820,689)
Total Equity Risk	585,075	(5,820,689)
Total Value of Derivatives	$585,075	$(5,820,689)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Global ex U.S. Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $31,714,720) — See accompanying schedule: Unaffiliated issuers (cost $5,469,526,648)	$5,446,481,255
Fidelity Central Funds (cost $160,996,350)	160,996,984
Total Investment in Securities (cost $5,630,522,998)		$5,607,478,239
Segregated cash with brokers for derivative instruments		9,936,792
Foreign currency held at value (cost $9,263,822)		9,221,376
Receivable for investments sold		395,773
Receivable for fund shares sold		13,838,378
Dividends receivable		20,814,159
Interest receivable		48
Distributions receivable from Fidelity Central Funds		48,007
Other receivables		2,812
Total assets		5,661,735,584
Liabilities
Payable for investments purchased
Regular delivery	$77,029
Delayed delivery	17,313
Payable for fund shares redeemed	4,251,167
Accrued management fee	267,103
Payable for daily variation margin on futures contracts	1,354,043
Other payables and accrued expenses	659,612
Collateral on securities loaned	33,543,568
Total liabilities		40,169,835
Net Assets		$5,621,565,749
Net Assets consist of:
Paid in capital		$5,771,220,008
Total accumulated earnings (loss)		(149,654,259)
Net Assets		$5,621,565,749
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($5,621,565,749 ÷ 452,322,021 shares)		$12.43

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$139,289,805
Non-Cash dividends		6,805,001
Interest		41,128
Income from Fidelity Central Funds (including $603,028 from security lending)		1,355,942
Income before foreign taxes withheld		147,491,876
Less foreign taxes withheld		(15,420,098)
Total income		132,071,778
Expenses
Management fee	$2,983,650
Independent trustees' fees and expenses	18,053
Commitment fees	6,773
Total expenses before reductions	3,008,476
Expense reductions	(11,668)
Total expenses after reductions		2,996,808
Net investment income (loss)		129,074,970
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $46,598)	(124,785,115)
Fidelity Central Funds	4,093
Foreign currency transactions	(566,016)
Futures contracts	18,504,207
Total net realized gain (loss)		(106,842,831)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $67,992)	(150,169,836)
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	476,750
Futures contracts	(9,170,390)
Total change in net unrealized appreciation (depreciation)		(158,863,477)
Net gain (loss)		(265,706,308)
Net increase (decrease) in net assets resulting from operations		$(136,631,338)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$129,074,970	$175,719,492
Net realized gain (loss)	(106,842,831)	140,656,340
Change in net unrealized appreciation (depreciation)	(158,863,477)	231,091,659
Net increase (decrease) in net assets resulting from operations	(136,631,338)	547,467,491
Distributions to shareholders	(156,691,409)	(108,403,469)
Share transactions - net increase (decrease)	571,493,428	810,629,225
Total increase (decrease) in net assets	278,170,681	1,249,693,247
Net Assets
Beginning of period	5,343,395,068	4,093,701,821
End of period	$5,621,565,749	$5,343,395,068

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global ex U.S. Index Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.09	$12.07	$13.50	$11.13	$11.33
Income from Investment Operations
Net investment income (loss)A	.29	.41	.38	.33	.32
Net realized and unrealized gain (loss)	(.57)	.91	(1.50)	2.27	(.26)B
Total from investment operations	(.28)	1.32	(1.12)	2.60	.06
Distributions from net investment income	(.38)	(.30)	(.28)	(.22)	(.26)
Distributions from net realized gain	–	–	(.03)	(.01)	–
Total distributions	(.38)	(.30)	(.31)	(.23)	(.26)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$12.43	$13.09	$12.07	$13.50	$11.13
Total ReturnD	(2.25)%	11.28%	(8.47)%	23.83%	.68%
Ratios to Average Net AssetsE,F
Expenses before reductions	.06%	.06%	.06%	.06%	.14%
Expenses net of fee waivers, if any	.06%	.06%	.06%	.06%	.08%
Expenses net of all reductions	.06%	.06%	.06%	.06%	.08%
Net investment income (loss)	2.37%	3.32%	2.91%	2.75%	2.99%
Supplemental Data
Net assets, end of period (000 omitted)	$5,621,566	$5,343,395	$2,879,110	$952,883	$644,884
Portfolio turnover rateG	5%	5%H	19%H	9%	1%H

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each class has exclusive voting rights with respect to matters that affect that class. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective after the close of business November 9, 2018, each Fund's publicly offered shares classes were consolidated into a single share class. The surviving class is Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund (formerly Institutional Premium Class). All prior fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the period November 1, 2018 through November 9, 2018.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund are subject to a tax imposed on capital gains by certain countries in which they invest.An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Emerging Markets Index Fund	$2,931,976,292	$939,868,478	$(472,448,396)	$467,420,082
Fidelity Global ex U.S. Index Fund	5,656,971,332	1,036,573,253	(1,086,510,533)	(49,937,280)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Emerging Markets Index Fund	$49,145,705	$(225,755,634)	$467,383,634
Fidelity Global ex U.S. Index Fund	97,008,660	(196,521,393)	(49,481,926)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Fidelity Emerging Markets Index Fund	$(61,377,002)	$(164,378,631)	$(225,755,634)
Fidelity Global ex U.S. Index Fund	(27,609,151)	(168,912,242)	(196,521,393)

The tax character of distributions paid was as follows:

October 31, 2020
	Ordinary Income	Total
Fidelity Emerging Markets Index Fund	$80,764,390	$80,764,390
Fidelity Global ex U.S. Index Fund	156,691,409	156,691,409

October 31, 2019
	Ordinary Income	Total
Fidelity Emerging Markets Index Fund	$37,459,724	$37,459,724
Fidelity Global ex U.S. Index Fund	108,403,469	108,403,469

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period for Fidelity Emerging Markets Index Fund. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Index Fund	539,195,629	305,219,883
Fidelity Global ex U.S. Index Fund	765,051,016	239,259,592

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, Fidelity Global ex U.S. Index Fund received investments and cash valued at $136,253,459 in exchange for 11,159,169 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial

Statements.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is based on an annual rate of .075% and .055% of average net assets for Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund, respectively. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Effective April 29, 2020, the Board approved to add an expense contract to each Fund. Under the expense contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees, as necessary so that the total expenses do not exceed .075%, and .055% of average net assets for Fidelity Emerging Markets Index Fund and Fidelity Global Ex-U.S. Index Fund, respectively. These expense contracts will remain in place through December 31, 2021. In addition, the management fee is reduced by an amount equal to the fees and expenses paid by each Fund to the independent Trustees.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, Fidelity Global ex U.S. Index Fund had no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Markets Index Fund	Borrower	$8,047,636.29%		$336

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 63,510,266 shares of the Fidelity Global ex U.S. Index Fund were redeemed in-kind for investments and cash with a value of $811,648,495. The Fund had a net realized gain of $194,672,044 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. Fidelity Global ex U.S. Index Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Emerging Markets Index Fund	$3,723
Fidelity Global ex U.S. Index Fund	6,773

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Index Fund	$17,899	$2,032	$–
Fidelity Global ex U.S. Index Fund	$7,203	$6,907	$–

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Markets Index Fund	$7,986,000.55%		$–

10. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Emerging Markets Index Fund	$29,187
Fidelity Global ex U.S. Index Fund	11,668

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Fidelity Emerging Markets Index Fund
Distributions to shareholders
Fidelity Emerging Markets Index Fund	$80,764,390	$37,459,724
Total	$80,764,390	$37,459,724
Fidelity Global ex U.S. Index Fund
Distributions to shareholders
Fidelity Global ex U.S. Index Fund	$156,691,409	$108,403,469
Total	$156,691,409	$108,403,469

12. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year endedOctober 31, 2019	Year ended October 31, 2020	Year endedOctober 31, 2019
Fidelity Emerging Markets Index Fund
Investor Class
Shares sold	–	47,688	$–	$474,950
Shares redeemed	–	(3,819,334)	–	(37,362,011)
Net increase (decrease)	–	(3,771,646)	$–	$(36,887,061)
Premium Class
Shares sold	–	689,194	$–	$6,903,964
Shares redeemed	–	(77,401,256)	–	(757,631,697)
Net increase (decrease)	–	(76,712,062)	$–	$(750,727,733)
Institutional Class
Shares sold	–	582,859	$–	$5,809,747
Shares redeemed	–	(25,820,349)	–	(253,143,825)
Net increase (decrease)	–	(25,237,490)	$–	$(247,334,078)
Fidelity Emerging Markets Index Fund
Shares sold	165,785,711	276,388,718	$1,641,501,791	$2,766,924,036
Reinvestment of distributions	6,367,220	3,427,984	65,709,713	32,805,804
Shares redeemed	(145,340,003)	(61,235,464)	(1,402,156,539)	(615,973,215)
Net increase (decrease)	26,812,928	218,581,238	$305,054,965	$2,183,756,625
Fidelity Global ex U.S. Index Fund
Investor Class
Shares sold	–	83,392	$–	$1,024,236
Shares redeemed	–	(3,869,137)	–	(47,325,730)
Net increase (decrease)	–	(3,785,745)	$–	$(46,301,494)
Premium Class
Shares sold	–	433,950	$–	$5,335,819
Shares redeemed	–	(72,629,330)	–	(888,620,605)
Net increase (decrease)	–	(72,195,380)	$–	$(883,284,786)
Institutional Class
Shares sold	–	238,558	$–	$2,941,634
Shares redeemed	–	(24,965,817)	–	(305,562,280)
Net increase (decrease)	–	(24,727,259)	$–	$(302,620,646)
Fidelity Global ex U.S. Index Fund
Shares sold	194,724,987	317,154,787(a)	$2,375,625,558	$3,900,989,974(a)
Reinvestment of distributions	11,328,212	9,016,767	146,587,056	104,233,831
Shares redeemed	(161,853,384)	(156,601,538)(b)	(1,950,719,186)	(1,962,387,654)(b)
Net increase (decrease)	44,199,815	169,570,016	$571,493,428	$2,042,836,151

 (a) Amount includes in-kind exchanges (see the Prior Fiscal Year Unaffiliated Exchanges In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

13. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund (the "Funds"), each a fund of Fidelity Salem Street Trust, including the schedules of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Emerging Markets Index Fund	.07%
Actual		$1,000.00	$1,217.80	$.39
Hypothetical-C		$1,000.00	$1,024.78	$.36
Fidelity Global ex U.S. Index Fund	.05%
Actual		$1,000.00	$1,130.00	$.27
Hypothetical-C		$1,000.00	$1,024.89	$.25

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Emerging Markets Index Fund
December 2019	49%
Fidelity Global ex U.S. Index Fund
December 2019	93%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity Global ex U.S. Index Fund
December 2019	1%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Index Fund	12/09/19	$0.3059	$0.0290
Fidelity Global ex U.S. Index Fund	12/09/19	$0.4223	$0.0413

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Index Fund
Fidelity Global ex U.S. Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for each fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's and Geode's investments in business continuity planning, and their success in continuously providing services to the funds notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and its benchmark index for the most recent one-, three-, and five-year periods. Due to the characteristics of the funds, no peer group performance information was considered by the Board. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons forthe 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, each fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by Fidelity for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians), as well as "class-level" expenses paid by Fidelity under expense limitation arrangements then in effect for the fund, from the fund's management fee. Given the funds' competitive management fee rates, Fidelity no longer calculates hypothetical net management fees for the funds and, as a result, the charts do not include hypothetical net management fees for periods after 2015.

Fidelity Emerging Markets Index Fund

The Board considered that (i) effective July 1, 2016, the fund's management fee rate was reduced from 0.25% to 0.09%, (ii) effective August 1, 2017, the fund's management fee rate was further reduced from 0.09% to 0.08%, and (iii) effective August 1, 2019, the fund's management fee rate was further reduced from 0.08% to 0.075%. The Board considered that the chart below reflects the fund's lower management fee rates for 2016, 2017, and 2019 (as well as the 2019 reduction in 2018), as if the lower fee rates were in effect for the entire year.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

Fidelity Global ex U.S. Index Fund

The Board considered that (i) effective July 1, 2016, the fund's management fee rate was reduced from 0.20% to 0.06%, and (ii) effective August 1, 2019, the fund's management fee rate was further reduced from 0.06% to 0.055%. The Board considered that the chart below reflects the fund's lower management fee rates for 2016 and 2019 (as well as the 2019 reduction in 2018), as if the lower fee rates were in effect for the entire year.

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

At its September 2020 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective October 1, 2020) that lowered the sub-advisory fee rate that FMR pays to Geode.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's unitary fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for 2019.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board consideredthe revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with each fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

EMX-I-GUX-I-ANN-1220
1.929368.109

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Fidelity® SAI International Low Volatility Index Fund

Fidelity® SAI U.S. Low Volatility Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Fidelity® SAI Emerging Markets Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® SAI International Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® SAI U.S. Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity® SAI Emerging Markets Low Volatility Index Fund	(5.10)%	(2.33)%

 A From January 30, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Emerging Markets Low Volatility Index Fund on January 30, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity Emerging Markets Low Volatility Focus Index℠ performed over the same period.

Period Ending Values
$9,595	Fidelity® SAI Emerging Markets Low Volatility Index Fund
$9,827	Fidelity Emerging Markets Low Volatility Focus Index℠

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2020, the fund returned -5.10%, compared with the -4.20% result of the benchmark Fidelity® Emerging Markets Low Volatility Focus Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) Individually, Brazilian reinsurer IRB Brasil Resseguros (-88%) was the largest detractor, reflecting investors' concerns about the company's liquidity. Also hampering performance was South African foodservice company Bidcorp (-41%), which experienced a sharp decline in business in the early days of the pandemic as its hospitality-industry customers shut their doors to halt the spread of COVID-19. Exposure to the shares of Brazilian regional jet manufacturer Embraer (-75%) hurt as the company reported weak sales that reflected sluggish demand for air travel, particularly early on in the pandemic. Other notable detractors included Philippines-based BDO Unibank (-39%) and communications-service provider Telekomunikasi Indonesia (-36%). On the positive side, semiconductor-related stocks broadly benefited from improved customer demand this period. Specifically, the top contributor was semiconductor foundry Semiconductor Manufacturing International (+131%), headquartered in China and with shares listed in Grand Cayman. The company's Taiwanese competitor United Microelectronics (+140%) also added value, partly because of new U.S. security restrictions on Semiconductor Manufacturing International, seen as potentially boosting United Microelectronics' prospects. Other key contributors included Chinese entertainment conglomerate Tencent Holdings (+85%), which generated strong earnings and revenue growth, and Indian business consultant Infosys (+50%), which in July reported better-than-expected profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Taiwan	17.9%
India	15.6%
Cayman Islands	14.5%
Korea (South)	9.2%
China	8.2%
Malaysia	6.0%
Hong Kong	4.3%
Saudi Arabia	3.5%
Thailand	2.8%
Other*	18.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	100.0

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Li Ning Co. Ltd. (Cayman Islands, Textiles, Apparel & Luxury Goods)	2.2
Shenzhou International Group Holdings Ltd. (Cayman Islands, Textiles, Apparel & Luxury Goods)	2.1
HCL Technologies Ltd. (India, IT Services)	1.8
United Microelectronics Corp. (Taiwan, Semiconductors & Semiconductor Equipment)	1.8
Tata Consultancy Services Ltd. (India, IT Services)	1.8
Anta Sports Products Ltd. (Cayman Islands, Textiles, Apparel & Luxury Goods)	1.7
Infosys Ltd. (India, IT Services)	1.7
Dr. Reddy's Laboratories Ltd. (India, Pharmaceuticals)	1.6
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.6
Saudi Telecom Co. (Saudi Arabia, Diversified Telecommunication Services)	1.5
17.8

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	19.2
Information Technology	15.1
Consumer Discretionary	14.3
Communication Services	13.9
Consumer Staples	9.4
Health Care	8.3
Utilities	6.6
Industrials	5.4
Materials	4.1
Energy	2.3

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Bailiwick of Jersey - 0.6%
WNS Holdings Ltd. sponsored ADR (a)	139,479	$8,039,570
Bermuda - 1.3%
China Resource Gas Group Ltd.	2,660,000	11,528,668
Shenzhen International Holdings Ltd.	2,952,214	4,584,928

TOTAL BERMUDA		16,113,596

Brazil - 0.2%
Atacadao SA	890,600	2,863,666
Cayman Islands - 14.5%
Anta Sports Products Ltd.	1,985,000	21,840,761
Hengan International Group Co. Ltd.	1,912,000	13,256,369
Li Ning Co. Ltd.	5,394,000	27,831,017
Semiconductor Manufacturing International Corp. (a)	4,480,000	13,216,593
Shenzhou International Group Holdings Ltd.	1,521,400	26,277,389
Sino Biopharmaceutical Ltd.	13,426,000	13,542,898
TAL Education Group ADR (a)	232,852	15,475,344
Tencent Holdings Ltd.	264,200	20,186,374
Uni-President China Holdings Ltd.	3,875,000	3,348,920
Want Want China Holdings Ltd.	19,608,000	12,949,753
ZTO Express, Inc. sponsored ADR	504,504	14,620,526

TOTAL CAYMAN ISLANDS		182,545,944

Chile - 0.6%
Banco de Chile	98,741,750	7,623,021
China - 8.2%
AviChina Industry & Technology Co. Ltd. (H Shares)	8,506,000	4,377,806
CGN Power Co. Ltd. (H Shares) (b)	31,171,000	6,674,474
China Communications Services Corp. Ltd. (H Shares)	7,414,000	4,303,515
China Minsheng Banking Corp. Ltd. (H Shares)	18,017,500	9,854,137
China Railway Construction Corp. Ltd. (H Shares)	5,846,000	3,951,376
China Railway Group Ltd. (H Shares)	11,971,000	5,497,164
China Telecom Corp. Ltd. (H Shares)	43,014,000	13,538,105
Dongfeng Motor Group Co. Ltd. (H Shares)	7,686,000	5,403,251
Huaneng Power International, Inc. (H Shares)	11,676,000	4,352,614
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	28,874,000	14,153,009
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	6,752,000	13,046,754
Sinopharm Group Co. Ltd. (H Shares)	1,898,000	4,338,286
TravelSky Technology Ltd. (H Shares)	1,925,000	4,042,438
Zhaojin Mining Industry Co. Ltd. (H Shares)	3,247,000	4,167,385
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	1,694,100	5,200,849

TOTAL CHINA		102,901,163

Czech Republic - 0.0%
Komercni Banka A/S (a)	13,918	281,973
Greece - 0.1%
Jumbo SA	53,646	749,746
Hong Kong - 4.3%
China Mobile Ltd.	2,720,500	16,640,049
China Resources Beer Holdings Co. Ltd.	1,460,000	9,049,081
China Resources Power Holdings Co. Ltd.	5,295,000	5,505,024
CNOOC Ltd.	1,648,000	1,507,847
Far East Horizon Ltd.	8,460,500	8,304,986
Guangdong Investment Ltd.	8,936,000	13,232,542

TOTAL HONG KONG		54,239,529

India - 15.6%
Apollo Hospitals Enterprise Ltd.	281,763	8,006,681
Cipla Ltd.	985,335	9,966,376
Dr. Reddy's Laboratories Ltd.	309,660	20,276,821
HCL Technologies Ltd.	2,012,133	22,757,376
Hindustan Unilever Ltd.	631,472	17,551,390
ICICI Lombard General Insurance Co. Ltd. (b)	280,995	4,655,653
Infosys Ltd.	1,464,106	20,851,962
Lupin Ltd. (a)	741,609	9,040,376
Petronet LNG Ltd.	123,009	380,913
Pidilite Industries Ltd.	317,791	6,689,887
Power Grid Corp. of India Ltd.	7,306,371	16,760,109
Sun Pharmaceutical Industries Ltd.	544,996	3,402,399
Tata Consultancy Services Ltd.	614,926	22,030,678
Tech Mahindra Ltd.	1,386,591	15,177,171
Wipro Ltd.	4,245,767	19,355,488

TOTAL INDIA		196,903,280

Indonesia - 2.6%
PT Bank Central Asia Tbk	8,007,900	15,756,791
PT Indofood CBP Sukses Makmur Tbk	6,893,700	4,528,339
PT Telekomunikasi Indonesia Tbk Series B	71,792,300	12,711,547

TOTAL INDONESIA		32,996,677

Korea (South) - 9.2%
Coway Co. Ltd.	157,721	9,636,469
Db Insurance Co. Ltd.	119,329	4,655,068
Hankook Tire Co. Ltd.	245,382	6,859,105
Hanon Systems	495,674	4,904,398
Hyundai Mobis	87,224	17,438,176
Kangwon Land, Inc.	318,335	5,926,906
Korea Electric Power Corp. (a)	626,957	11,034,879
KT&G Corp.	213,693	15,225,089
S1 Corp.	55,314	3,966,677
Samsung Life Insurance Co. Ltd.	236,938	13,232,840
SK C&C Co. Ltd.	42,428	6,894,174
SK Telecom Co. Ltd.	82,802	15,667,195

TOTAL KOREA (SOUTH)		115,440,976

Kuwait - 1.8%
Boubyan Bank KSC	2,844,862	5,563,203
National Bank of Kuwait	6,287,544	17,374,018

TOTAL KUWAIT		22,937,221

Malaysia - 6.0%
Dialog Group Bhd	8,836,100	7,872,538
DiGi.com Bhd	6,537,600	5,933,281
Hong Leong Bank Bhd	1,573,700	5,611,740
IHH Healthcare Bhd	9,328,000	11,168,574
Malayan Banking Bhd	7,986,668	13,451,430
Petronas Dagangan Bhd	875,200	3,630,149
Petronas Gas Bhd	1,202,200	4,562,253
PPB Group Bhd	1,454,000	6,584,533
Public Bank Bhd	4,505,700	16,353,608

TOTAL MALAYSIA		75,168,106

Mexico - 1.0%
Gruma S.A.B. de CV Series B	65,230	693,800
Grupo Aeroportuario del Sureste S.A.B. de CV Series B (a)	626,410	7,235,838
Kimberly-Clark de Mexico SA de CV Series A	3,002,200	4,462,644

TOTAL MEXICO		12,392,282

Philippines - 1.9%
Bank of the Philippine Islands (BPI)	4,308,320	6,514,073
BDO Unibank, Inc.	5,329,490	9,729,018
Manila Electric Co.	842,090	5,199,744
SM Prime Holdings, Inc.	4,564,700	3,168,531

TOTAL PHILIPPINES		24,611,366

Qatar - 2.5%
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	4,608,004	3,404,430
Qatar Islamic Bank	1,681,770	7,482,745
Qatar National Bank SAQ	2,852,819	13,868,414
The Commercial Bank of Qatar	6,024,774	7,032,488

TOTAL QATAR		31,788,077

Saudi Arabia - 3.5%
Advanced Polypropylene Co.	328,455	5,062,181
Jarir Marketing Co.	182,294	8,418,879
Mouwasat Medical Services Co.	147,099	5,020,578
Saudi Arabian Fertilizers Co.	308,056	6,193,484
Saudi Telecom Co.	735,560	19,554,524

TOTAL SAUDI ARABIA		44,249,646

South Africa - 0.6%
Bidcorp Ltd.	550,525	7,579,539
Taiwan - 17.9%
ASUSTeK Computer, Inc.	1,129,000	9,569,803
Chang Hwa Commercial Bank	18,903,651	11,265,939
China Steel Corp.	24,113,000	17,109,787
Chunghwa Telecom Co. Ltd.	5,138,000	19,272,491
Far EasTone Telecommunications Co. Ltd.	4,970,000	10,423,293
Formosa Petrochemical Corp.	4,490,000	12,335,768
Formosa Plastics Corp.	4,523,000	12,505,481
Mega Financial Holding Co. Ltd.	11,848,000	11,409,431
Novatek Microelectronics Corp.	761,000	7,102,206
Pou Chen Corp.	7,871,000	6,933,105
President Chain Store Corp.	779,000	7,025,132
Quanta Computer, Inc.	7,296,000	18,361,774
Taiwan Cooperative Financial Holding Co. Ltd.	17,867,349	11,991,090
Taiwan Mobile Co. Ltd.	5,156,000	17,607,788
The Shanghai Commercial & Savings Bank Ltd.	7,722,000	10,000,353
Unified-President Enterprises Corp.	6,389,000	13,689,598
United Microelectronics Corp.	20,886,000	22,442,928
WPG Holding Co. Ltd.	4,386,000	5,948,366

TOTAL TAIWAN		224,994,333

Thailand - 2.8%
Advanced Info Service PCL	71,500	395,463
Advanced Info Service PCL (For. Reg.)	1,354,500	7,491,671
Bangkok Bank PCL	104,900	324,925
Bangkok Bank PCL (For. Reg.)	1,195,100	3,701,791
Bangkok Dusit Medical Services PCL	810,000	454,450
Bangkok Dusit Medical Services PCL (For. Reg.)	10,036,100	5,630,748
BTS Group Holdings PCL	1,647,300	469,980
BTS Group Holdings PCL (For. Reg.)	18,154,000	5,209,447
CPN Retail Growth Leasehold REIT:
rights (a)	220,244	0
rights (a)	248,290	0
Electricity Generating PCL	64,300	342,141
Electricity Generating PCL (For. Reg.)	659,300	3,508,145
Kasikornbank PCL	191,200	466,800
Kasikornbank PCL (For. Reg.)	2,806,100	6,761,034

TOTAL THAILAND		34,756,595

United Arab Emirates - 1.8%
Emirates Telecommunications Corp.	3,915,964	17,995,854
National Bank of Abu Dhabi PJSC	1,381,375	4,309,804

TOTAL UNITED ARAB EMIRATES		22,305,658

United States of America - 1.5%
Yum China Holdings, Inc.	349,092	18,582,167
TOTAL COMMON STOCKS
(Cost $1,241,677,280)		1,240,064,131

Nonconvertible Preferred Stocks - 0.3%
Brazil - 0.3%
Alpargatas SA (PN)
(Cost $3,360,261)	506,600	3,577,485
	Principal Amount	Value

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.13% 11/5/20 (Cost $189,997)(c)	190,000	189,999
	Shares	Value

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.10% (d)
(Cost $13,919,486)	13,916,703	13,919,486
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $1,259,147,024)		1,257,751,101
NET OTHER ASSETS (LIABILITIES) - 0.1%		1,654,364
NET ASSETS - 100%		$1,259,405,465

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	285	Dec. 2020	$15,702,075	$235,840	$235,840

The notional amount of futures purchased as a percentage of Net Assets is 1.2%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $22,431,696.

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,483,136 or 2.0% of net assets.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $189,999.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$65,502
Fidelity Securities Lending Cash Central Fund	12,994
Total	$78,496

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$177,417,635	$79,119,564	$98,298,071	$--
Consumer Discretionary	179,854,198	135,089,144	44,765,054	--
Consumer Staples	118,807,853	67,338,963	51,468,890	--
Energy	29,131,645	15,740,198	13,391,447	--
Financials	241,729,382	140,514,611	101,214,771	--
Health Care	103,894,941	35,948,516	67,946,425	--
Industrials	66,312,280	49,772,002	16,540,278	--
Information Technology	188,896,353	53,064,157	135,832,196	--
Materials	51,728,205	45,038,318	6,689,887	--
Real Estate	3,168,531	--	3,168,531	--
Utilities	82,700,593	41,293,322	41,407,271	--
Government Obligations	189,999	--	189,999	--
Money Market Funds	13,919,486	13,919,486	--	--
Total Investments in Securities:	$1,257,751,101	$676,838,281	$580,912,820	$--
Derivative Instruments:
Assets
Futures Contracts	$235,840	$235,840	$--	$--
Total Assets	$235,840	$235,840	$--	$--
Total Derivative Instruments:	$235,840	$235,840	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$235,840	$0
Total Equity Risk	235,840	0
Total Value of Derivatives	$235,840	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI Emerging Markets Low Volatility Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,245,227,538)	$1,243,831,615
Fidelity Central Funds (cost $13,919,486)	13,919,486
Total Investment in Securities (cost $1,259,147,024)		$1,257,751,101
Segregated cash with brokers for derivative instruments		1,090,279
Foreign currency held at value (cost $4,953,997)		4,944,719
Receivable for investments sold		292,268
Receivable for fund shares sold		1,766,243
Dividends receivable		1,009,745
Distributions receivable from Fidelity Central Funds		2,062
Prepaid expenses		1,320
Other receivables		27
Total assets		1,266,857,764
Liabilities
Payable for investments purchased	$922,819
Payable for fund shares redeemed	281,806
Accrued management fee	151,852
Payable for daily variation margin on futures contracts	181,925
Other payables and accrued expenses	5,913,897
Total liabilities		7,452,299
Net Assets		$1,259,405,465
Net Assets consist of:
Paid in capital		$1,295,202,989
Total accumulated earnings (loss)		(35,797,524)
Net Assets		$1,259,405,465
Net Asset Value, offering price and redemption price per share ($1,259,405,465 ÷ 133,843,322 shares)		$9.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$27,974,626
Interest		6,665
Income from Fidelity Central Funds (including $12,994 from security lending)		78,496
Income before foreign taxes withheld		28,059,787
Less foreign taxes withheld		(3,352,370)
Total income		24,707,417
Expenses
Management fee	$1,302,516
Custodian fees and expenses	587,683
Independent trustees' fees and expenses	2,633
Registration fees	126,797
Audit	89,118
Legal	1,056
Interest	3,548
Miscellaneous	4,548
Total expenses		2,117,899
Net investment income (loss)		22,589,518
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $14,541)	(36,579,396)
Fidelity Central Funds	(5,454)
Foreign currency transactions	(289,098)
Futures contracts	4,177,545
Total net realized gain (loss)		(32,696,403)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $5,051,329)	(10,864,624)
Assets and liabilities in foreign currencies	(66,088)
Futures contracts	82,447
Total change in net unrealized appreciation (depreciation)		(10,848,265)
Net gain (loss)		(43,544,668)
Net increase (decrease) in net assets resulting from operations		$(20,955,150)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	For the period January 30, 2019 (commencement of operations) to October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,589,518	$12,757,180
Net realized gain (loss)	(32,696,403)	(15,448,205)
Change in net unrealized appreciation (depreciation)	(10,848,265)	4,171,974
Net increase (decrease) in net assets resulting from operations	(20,955,150)	1,480,949
Distributions to shareholders	(12,652,850)	–
Share transactions
Proceeds from sales of shares	741,990,113	935,474,352
Reinvestment of distributions	12,534,179	–
Cost of shares redeemed	(105,595,880)	(292,870,248)
Net increase (decrease) in net assets resulting from share transactions	648,928,412	642,604,104
Total increase (decrease) in net assets	615,320,412	644,085,053
Net Assets
Beginning of period	644,085,053	–
End of period	$1,259,405,465	$644,085,053
Other Information
Shares
Sold	81,020,918	92,906,995
Issued in reinvestment of distributions	1,273,799	–
Redeemed	(12,170,642)	(29,187,748)
Net increase (decrease)	70,124,075	63,719,247

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Emerging Markets Low Volatility Index Fund

Years ended October 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.11	$10.00
Income from Investment Operations
Net investment income (loss)B	.24	.22
Net realized and unrealized gain (loss)	(.75)	(.11)
Total from investment operations	(.51)	.11
Distributions from net investment income	(.19)	–
Total distributions	(.19)	–
Net asset value, end of period	$9.41	$10.11
Total ReturnC,D	(5.10)%	1.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	.24%	.35%G
Expenses net of fee waivers, if any	.24%	.26%G
Expenses net of all reductions	.24%	.26%G
Net investment income (loss)	2.59%	2.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,259,405	$644,085
Portfolio turnover rateH	30%	75%

 A For the period January 30, 2019 (commencement of operations) to October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI International Low Volatility Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® SAI International Low Volatility Index Fund	(11.31)%	2.96%	1.98%

 A From May 29, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Low Volatility Index Fund on May 29, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Low Volatility Focus Index℠ and Fidelity SAI International Low Volatility Index Fund Linked Index performed over the same period.

Period Ending Values
$11,120	Fidelity® SAI International Low Volatility Index Fund
$11,224	Fidelity International Low Volatility Focus Index℠
$11,318	Fidelity SAI International Low Volatility Index Fund Linked Index

Fidelity® SAI International Low Volatility Index Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2020, the fund returned -11.31%, compared with the -11.20% result of the fund's supplemental benchmark, the Fidelity® SAI International Low Volatility Index Fund Linked Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) Individually, the biggest detractor was U.K.-based contract foodservice company Compass Group (-48%), whose shares fell sharply in February and March as lockdown measures taken in response to COVID-19 cut into the company's business opportunities. Concern about canceled trade shows and exhibitions amid the pandemic weighed on shares of U.K. publishing and events company Informa (-48%), further hampering the portfolio's return. Switzerland-based reinsurance provider Swiss Re (-27%) struggled on concern about higher-than-normal payouts due to natural disasters and potential coronavirus-related claims. Central Japan Railway Company (-41%) also detracted, as did Japanese beverage firm Asahi Group Holdings (-37%), which in November lowered its annual sales and profit forecast. In contrast, the fund's top individual contributor was Givaudan (+41%), a Swiss flavor and fragrance manufacturer that benefited from consumers stocking up on packaged foods and household products in conjunction with pandemic-related lockdowns. A German competitor of Givaudan, Symrise (+29%), also added value this period. Another key contributor was Japanese cycling-parts maker Shimano (+37%), which raised its earnings forecast. Further bolstering performance this period were U.K. insurance provider Admiral Group (+44%) and Finnish retail conglomerate Kesko OYJ (+59%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® SAI International Low Volatility Index Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	31.7%
Switzerland	14.9%
United Kingdom	11.7%
France	8.3%
Germany	8.1%
Hong Kong	6.3%
Denmark	2.9%
Finland	2.9%
United States of America	2.6%
Other*	10.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	100.0

Top Ten Stocks as of October 31, 2020

% of fund's net assets
L'Oreal SA (France, Personal Products)	2.0
Nestle SA (Reg. S) (Switzerland, Food Products)	2.0
Novartis AG (Switzerland, Pharmaceuticals)	1.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9
National Grid PLC (United Kingdom, Multi-Utilities)	1.9
Fujifilm Holdings Corp. (Japan, Technology Hardware, Storage & Peripherals)	1.9
Sanofi SA (France, Pharmaceuticals)	1.8
Diageo PLC (United Kingdom, Beverages)	1.8
Givaudan SA (Switzerland, Chemicals)	1.7
SHIMANO, Inc. (Japan, Leisure Products)	1.7
18.6

Top Market Sectors as of October 31, 2020

% of fund's net assets
Consumer Staples	16.2
Industrials	14.8
Financials	12.7
Health Care	11.1
Communication Services	9.6
Utilities	9.1
Real Estate	8.3
Consumer Discretionary	7.5
Materials	4.3
Information Technology	3.8

Fidelity® SAI International Low Volatility Index Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Australia - 1.4%
Sonic Healthcare Ltd.	2,081,262	$50,976,429
Wesfarmers Ltd.	368,100	11,915,261

TOTAL AUSTRALIA		62,891,690

Belgium - 1.1%
Cofinimmo SA	41,471	5,631,687
Colruyt NV	237,163	14,037,088
Elia System Operator SA/NV	161,798	15,659,201
Warehouses de Pauw	410,901	13,744,124

TOTAL BELGIUM		49,072,100

Bermuda - 2.5%
Cheung Kong Infrastructure Holdings Ltd.	3,534,500	16,640,987
Hiscox Ltd. (a)	1,507,670	16,102,069
Jardine Matheson Holdings Ltd.	1,508,476	66,864,183
Jardine Strategic Holdings Ltd.	635,487	13,759,667

TOTAL BERMUDA		113,366,906

Cayman Islands - 0.0%
China Huishan Dairy Holdings Co. Ltd. (b)	5,145,000	139,368
Denmark - 2.9%
Christian Hansen Holding A/S	505,124	50,875,912
Coloplast A/S Series B	460,278	67,169,480
Tryg A/S	593,505	16,462,521

TOTAL DENMARK		134,507,913

Finland - 2.9%
Elisa Corp. (A Shares)	734,899	36,153,221
Kesko Oyj	1,334,021	34,273,906
Sampo Oyj (A Shares)	1,671,130	63,059,522

TOTAL FINLAND		133,486,649

France - 8.3%
Essilor International SA	608,156	75,220,279
L'Oreal SA	284,569	91,968,577
Orange SA	4,678,642	52,539,378
Orpea (a)	250,532	25,017,397
Sanofi SA	918,854	82,966,448
Sodexo SA	362,705	23,275,583
Thales SA	509,717	33,172,709

TOTAL FRANCE		384,160,371

Germany - 8.1%
Beiersdorf AG	482,801	50,550,247
Deutsche Borse AG	447,467	65,846,347
Deutsche Telekom AG	5,178,497	78,706,664
Hannover Reuck SE	243,339	35,340,574
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	306,679	71,720,478
Symrise AG	577,091	71,142,741

TOTAL GERMANY		373,307,051

Hong Kong - 6.3%
CLP Holdings Ltd.	7,979,500	73,387,727
Hang Seng Bank Ltd.	3,127,600	48,088,993
Hong Kong & China Gas Co. Ltd.	32,241,586	46,518,264
Link (REIT)	6,913,797	52,661,685
MTR Corp. Ltd.	7,572,871	37,461,413
Power Assets Holdings Ltd.	6,716,000	34,522,103

TOTAL HONG KONG		292,640,185

Israel - 0.8%
Bank Hapoalim BM (Reg.)	4,213,280	24,684,125
Mizrahi Tefahot Bank Ltd.	523,599	10,223,228

TOTAL ISRAEL		34,907,353

Japan - 31.7%
Advance Residence Investment Corp.	6,802	19,861,152
Ajinomoto Co., Inc.	2,697,100	54,186,795
Ana Holdings, Inc. (a)	555,200	12,109,378
Asahi Group Holdings	1,709,730	52,911,251
Canon, Inc.	1,371,200	23,867,388
Central Japan Railway Co.	463,080	55,995,195
Chubu Electric Power Co., Inc.	3,535,100	39,599,524
Chugoku Electric Power Co., Inc.	1,596,110	20,053,315
Daito Trust Construction Co. Ltd.	338,600	30,800,806
Daiwa House REIT Investment Corp.	9,701	22,440,955
Fujifilm Holdings Corp.	1,670,810	85,198,891
Hankyu Hanshin Holdings, Inc.	1,248,940	38,134,340
Industrial & Infrastructure Fund Investment Corp.	9,228	15,708,714
Japan Prime Realty Investment Corp.	4,705	12,715,564
Japan Real Estate Investment Corp.	6,801	33,329,714
Japan Retail Fund Investment Corp.	12,860	18,536,510
Keihan Electric Railway Co., Ltd.	530,600	20,157,618
Kintetsu Group Holdings Co. Ltd.	936,200	37,406,326
Kyushu Railway Co.	772,500	16,431,772
Lawson, Inc.	246,200	11,311,804
Nagoya Railroad Co. Ltd.	965,500	25,735,637
Nippon Building Fund, Inc.	6,932	35,012,179
Nippon Telegraph & Telephone Corp.	3,386,996	71,248,329
NTT Data Corp.	2,675,200	30,192,880
NTT DOCOMO, Inc.	1,080,600	40,236,352
Odakyu Electric Railway Co. Ltd.	1,432,010	34,558,009
Oriental Land Co. Ltd.	479,400	67,105,485
ORIX JREIT, Inc.	13,555	19,050,329
Osaka Gas Co. Ltd.	2,045,860	38,851,343
Otsuka Holdings Co. Ltd.	776,060	28,742,586
Secom Co. Ltd.	864,470	73,029,475
Sekisui House Ltd.	988,100	16,415,615
Seven & i Holdings Co. Ltd.	2,034,700	61,844,062
SHIMANO, Inc.	344,500	78,792,513
SoftBank Corp.	5,638,500	65,617,891
Suntory Beverage & Food Ltd.	151,600	5,228,340
Tobu Railway Co. Ltd.	1,022,600	29,017,666
Tokyo Gas Co. Ltd.	1,912,000	43,325,041
Toyo Suisan Kaisha Ltd.	500,880	24,926,694
Trend Micro, Inc.	600,300	33,625,882
Yamada Holdings Co. Ltd.	3,512,500	17,126,234

TOTAL JAPAN		1,460,439,554

Netherlands - 1.9%
Koninklijke Ahold Delhaize NV	2,630,750	72,277,471
Unilever NV	240,678	13,608,838

TOTAL NETHERLANDS		85,886,309

Norway - 0.5%
Mowi ASA	1,397,071	22,046,346
Singapore - 1.1%
Ascendas Real Estate Investment Trust	1,951,284	4,117,447
CapitaMall Trust	13,957,100	17,691,428
Singapore Airlines Ltd.	3,807,500	9,448,760
Singapore Telecommunications Ltd.	13,134,950	19,525,414

TOTAL SINGAPORE		50,783,049

Sweden - 1.3%
Svenska Handelsbanken AB (A Shares) (a)	7,641,000	61,912,622
Switzerland - 14.9%
Allreal Holding AG	69,679	14,757,252
Baloise Holdings AG	239,658	32,748,947
Banque Cantonale Vaudoise	92,328	8,941,301
Galenica Sante Ltd. (c)	245,310	15,489,884
Givaudan SA	19,720	80,346,715
Helvetia Holding AG (Reg.)	168,071	13,160,475
Lindt & Spruengli AG	381	32,949,779
Nestle SA (Reg. S)	797,264	89,674,608
Novartis AG	1,126,711	87,796,236
PSP Swiss Property AG	202,816	24,529,467
Roche Holding AG (participation certificate)	271,819	87,344,017
SGS SA (Reg.)	19,628	49,040,567
Swiss Prime Site AG	373,063	31,368,294
Swiss Re Ltd.	791,464	56,743,381
Swisscom AG	124,623	63,374,999

TOTAL SWITZERLAND		688,265,922

United Kingdom - 11.7%
Admiral Group PLC	1,196,689	42,633,542
Bunzl PLC	1,648,345	51,250,343
Compass Group PLC	3,745,626	51,269,183
Diageo PLC	2,519,605	81,428,292
Direct Line Insurance Group PLC	6,752,331	23,050,044
GlaxoSmithKline PLC	273,563	4,568,091
National Grid PLC	7,203,290	85,759,814
Pearson PLC (d)	2,679,727	17,704,361
Primary Health Properties PLC	6,447,819	12,028,535
RELX PLC (London Stock Exchange)	3,623,970	71,713,882
Smith & Nephew PLC	3,554,166	61,715,035
Unilever PLC	607,216	34,643,992

TOTAL UNITED KINGDOM		537,765,114

TOTAL COMMON STOCKS
(Cost $4,763,677,910)		4,485,578,502
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.13% 11/5/20 (Cost $2,189,967)(e)	2,190,000	2,189,987
	Shares	Value

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.10% (f)	62,328,211	62,340,677
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	17,443,000	17,444,744
TOTAL MONEY MARKET FUNDS
(Cost $79,785,421)		79,785,421
TOTAL INVESTMENT IN SECURITIES - 99.2%
(Cost $4,845,653,298)		4,567,553,910
NET OTHER ASSETS (LIABILITIES) - 0.8%		36,406,770
NET ASSETS - 100%		$4,603,960,680

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	1,321	Dec. 2020	$117,826,595	$(3,409,525)	$(3,409,525)

The notional amount of futures purchased as a percentage of Net Assets is 2.6%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,489,884 or 0.3% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,189,987.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$445,180
Fidelity Securities Lending Cash Central Fund	184,466
Total	$629,646

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$445,106,609	$99,528,220	$345,578,389	$--
Consumer Discretionary	341,120,153	98,495,862	242,624,291	--
Consumer Staples	748,007,458	274,387,667	473,480,423	139,368
Financials	590,718,169	528,805,547	61,912,622	--
Health Care	511,785,603	107,676,761	404,108,842	--
Industrials	675,286,940	242,638,914	432,648,026	--
Information Technology	172,885,041	--	172,885,041	--
Materials	202,365,368	202,365,368	--	--
Real Estate	383,985,842	154,721,044	229,264,798	--
Utilities	414,317,319	225,969,832	188,347,487	--
Government Obligations	2,189,987	--	2,189,987	--
Money Market Funds	79,785,421	79,785,421	--	--
Total Investments in Securities:	$4,567,553,910	$2,014,374,636	$2,553,039,906	$139,368
Derivative Instruments:
Liabilities
Futures Contracts	$(3,409,525)	$(3,409,525)	$--	$--
Total Liabilities	$(3,409,525)	$(3,409,525)	$--	$--
Total Derivative Instruments:	$(3,409,525)	$(3,409,525)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(3,409,525)
Total Equity Risk	0	(3,409,525)
Total Value of Derivatives	$0	$(3,409,525)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI International Low Volatility Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $16,831,296) — See accompanying schedule: Unaffiliated issuers (cost $4,765,867,877)	$4,487,768,489
Fidelity Central Funds (cost $79,785,421)	79,785,421
Total Investment in Securities (cost $4,845,653,298)		$4,567,553,910
Segregated cash with brokers for derivative instruments		7,011,681
Foreign currency held at value (cost $10,064,414)		9,992,000
Receivable for fund shares sold		18,186,437
Dividends receivable		22,697,548
Distributions receivable from Fidelity Central Funds		10,877
Prepaid expenses		5,504
Other receivables		146
Total assets		4,625,458,103
Liabilities
Payable for fund shares redeemed	$2,457,301
Accrued management fee	582,169
Payable for daily variation margin on futures contracts	577,481
Other payables and accrued expenses	435,728
Collateral on securities loaned	17,444,744
Total liabilities		21,497,423
Net Assets		$4,603,960,680
Net Assets consist of:
Paid in capital		$4,901,729,108
Total accumulated earnings (loss)		(297,768,428)
Net Assets		$4,603,960,680
Net Asset Value, offering price and redemption price per share ($4,603,960,680 ÷ 477,495,962 shares)		$9.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$99,586,416
Interest		20,260
Income from Fidelity Central Funds (including $184,466 from security lending)		629,646
Income before foreign taxes withheld		100,236,322
Less foreign taxes withheld		(9,097,831)
Total income		91,138,491
Expenses
Management fee	$5,309,563
Custodian fees and expenses	379,114
Independent trustees' fees and expenses	10,693
Registration fees	539,944
Audit	72,808
Legal	4,558
Interest	909
Miscellaneous	16,344
Total expenses		6,333,933
Net investment income (loss)		84,804,558
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(50,985,801)
Fidelity Central Funds	(7,118)
Foreign currency transactions	(2,226,312)
Futures contracts	(9,457,346)
Total net realized gain (loss)		(62,676,577)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(447,839,709)
Assets and liabilities in foreign currencies	568,574
Futures contracts	(5,222,788)
Total change in net unrealized appreciation (depreciation)		(452,493,923)
Net gain (loss)		(515,170,500)
Net increase (decrease) in net assets resulting from operations		$(430,365,942)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$84,804,558	$48,989,086
Net realized gain (loss)	(62,676,577)	92,849,665
Change in net unrealized appreciation (depreciation)	(452,493,923)	91,064,989
Net increase (decrease) in net assets resulting from operations	(430,365,942)	232,903,740
Distributions to shareholders	(156,889,665)	(41,490,344)
Share transactions
Proceeds from sales of shares	3,095,884,670	1,485,208,139
Reinvestment of distributions	154,116,638	11,543,460
Cost of shares redeemed	(606,840,908)	(676,579,273)
Net increase (decrease) in net assets resulting from share transactions	2,643,160,400	820,172,326
Total increase (decrease) in net assets	2,055,904,793	1,011,585,722
Net Assets
Beginning of period	2,548,055,887	1,536,470,165
End of period	$4,603,960,680	$2,548,055,887
Other Information
Shares
Sold	304,635,592	135,788,034
Issued in reinvestment of distributions	14,100,333	1,123,998
Redeemed	(62,012,450)	(62,553,001)
Net increase (decrease)	256,723,475	74,359,031

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International Low Volatility Index Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.54	$10.49	$10.83	$9.76	$9.61
Income from Investment Operations
Net investment income (loss)A	.24	.28	.27	.29	.28
Net realized and unrealized gain (loss)	(1.46)	1.04	(.42)	1.04	(.02)
Total from investment operations	(1.22)	1.32	(.15)	1.33	.26
Distributions from net investment income	(.22)	(.24)	(.19)	(.22)	(.10)
Distributions from net realized gain	(.46)	(.03)	–	(.05)	–B
Total distributions	(.68)	(.27)	(.19)	(.26)C	(.11)C
Net asset value, end of period	$9.64	$11.54	$10.49	$10.83	$9.76
Total ReturnD	(11.31)%	12.89%	(1.47)%	14.15%	2.75%
Ratios to Average Net AssetsE,F
Expenses before reductions	.18%	.25%	.30%	.31%	.32%
Expenses net of fee waivers, if any	.18%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.18%	.20%	.20%	.20%	.20%
Net investment income (loss)	2.39%	2.59%	2.49%	2.86%	2.88%
Supplemental Data
Net assets, end of period (000 omitted)	$4,603,961	$2,548,056	$1,536,470	$1,814,457	$1,179,067
Portfolio turnover rateG	20%	93%	43%	25%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI U.S. Low Volatility Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® SAI U.S. Low Volatility Index Fund	2.16%	10.77%	10.34%

 A From May 29, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Low Volatility Index Fund on May 29, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Low Volatility Focus Index℠ and Fidelity U.S. Low Volatility Focus Index Fund Linked Index performed over the same period.

Period Ending Values
$17,044	Fidelity® SAI U.S. Low Volatility Index Fund
$16,942	Fidelity U.S. Low Volatility Focus Index℠
$17,177	Fidelity SAI U.S. Low Volatility Index Fund Linked Index

Fidelity® SAI U.S. Low Volatility Index Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 9.71% for the 12 months ending October 31, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks had entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The historic rally lasted until September 2, when the S&P 500 achieved an all-time high, before retreating through October 31. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery is stalling, a second wave of COVID-19 cases, and stretched valuations and crowded positioning in big tech. Growth stocks dominated value shares for the year. By sector, information technology (+34%) led. In contrast, energy (-46%) fell hard along with the price of crude oil.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2020, the fund gained 2.16%, roughly in line with the 2.28% advance of the benchmark Fidelity® SAI U.S. Low Volatility Index Fund Linked Index. By sector, information technology gained approximately 11% and contributed most. Consumer discretionary stocks also helped, gaining 15%. The health care sector rose about 9%, boosted by the health care equipment & services industry (+15%). Other notable contributors included the consumer staples (+11%), materials (+12%), and utilities (+2%) sectors. In contrast, real estate returned -23% and detracted most. Financials (-12%), especially in the banks industry (-22%), and energy (-48%) also hurt. Other notable detractors included the communication services (-8%) and industrials (-5%) sectors. Turning to individual stocks, the top contributor was Apple (+76%), from the technology hardware & equipment group, followed by Microsoft (+43%), within the software & services category. In retailing, Amazon.com advanced about 71% and UnitedHealth (+23%) from the health care equipment & services segment also helped. Nike, within the consumer durables & apparel industry, rose roughly 36% and boosted the fund. In contrast, the biggest individual detractor was AT&T (-25%), from the telecommunication services group, followed by Exxon Mobil (-50%), which is in the energy sector. Within semiconductors & semiconductor equipment, Intel returned about -20% and hurt. Other detractors were Simon Property Group (-65%), a stock in the real estate sector, and Raytheon (-45%), from the capital goods category.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® SAI U.S. Low Volatility Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Apple, Inc.	3.8
Microsoft Corp.	3.2
Procter & Gamble Co.	3.2
Johnson & Johnson	2.9
UnitedHealth Group, Inc.	2.9
Visa, Inc. Class A	2.9
Walmart, Inc.	2.8
Verizon Communications, Inc.	2.8
McDonald's Corp.	2.6
AT&T, Inc.	2.4
29.5

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	25.0
Health Care	16.0
Consumer Discretionary	13.1
Consumer Staples	8.7
Financials	8.2

Asset Allocation (% of fund's net assets)

As of October 31, 2020 *
Stocks and Equity Futures	100.0%

 * Foreign investments - 7.9%

Fidelity® SAI U.S. Low Volatility Index Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 8.2%
Diversified Telecommunication Services - 5.2%
AT&T, Inc.	4,638,893	$125,342,889
Cogent Communications Group, Inc.	35,771	1,996,022
Verizon Communications, Inc.	2,557,060	145,726,849
		273,065,760
Entertainment - 0.4%
The Walt Disney Co.	175,648	21,297,320
Interactive Media & Services - 1.1%
Alphabet, Inc. Class A (a)	35,495	57,363,824
Facebook, Inc. Class A (a)	6,310	1,660,224
		59,024,048
Media - 0.4%
Cable One, Inc.	4,485	7,767,392
Interpublic Group of Companies, Inc.	326,808	5,911,957
Omnicom Group, Inc.	182,663	8,621,694
		22,301,043
Wireless Telecommunication Services - 1.1%
T-Mobile U.S., Inc.	496,321	54,381,892

TOTAL COMMUNICATION SERVICES		430,070,063

CONSUMER DISCRETIONARY - 13.1%
Distributors - 0.2%
Pool Corp.	33,611	11,758,136
Diversified Consumer Services - 0.2%
Bright Horizons Family Solutions, Inc. (a)	49,597	7,838,806
Hotels, Restaurants & Leisure - 5.1%
Domino's Pizza, Inc.	33,346	12,615,459
Dunkin' Brands Group, Inc.	69,995	6,979,201
McDonald's Corp.	633,837	135,007,281
Starbucks Corp.	995,735	86,589,116
Texas Roadhouse, Inc. Class A	55,538	3,889,326
Yum! Brands, Inc.	256,573	23,945,958
		269,026,341
Internet & Direct Marketing Retail - 2.2%
Amazon.com, Inc. (a)	38,228	116,065,942
Multiline Retail - 1.9%
Dollar General Corp.	214,578	44,784,574
Target Corp.	341,174	51,933,506
		96,718,080
Specialty Retail - 1.4%
AutoZone, Inc. (a)	19,903	22,470,089
TJX Companies, Inc.	1,021,118	51,872,794
		74,342,883
Textiles, Apparel & Luxury Goods - 2.1%
NIKE, Inc. Class B	930,429	111,725,914

TOTAL CONSUMER DISCRETIONARY		687,476,102

CONSUMER STAPLES - 8.7%
Beverages - 0.9%
PepsiCo, Inc.	373,597	49,796,744
Food & Staples Retailing - 2.8%
Walmart, Inc.	1,065,646	147,858,383
Food Products - 1.0%
Hormel Foods Corp.	238,901	11,632,090
Lancaster Colony Corp.	16,886	2,805,440
McCormick & Co., Inc. (non-vtg.)	105,397	19,025,212
The Hershey Co.	125,646	17,271,299
		50,734,041
Household Products - 4.0%
Church & Dwight Co., Inc.	209,609	18,527,340
Clorox Co.	106,640	22,101,140
Procter & Gamble Co.	1,228,916	168,484,384
		209,112,864

TOTAL CONSUMER STAPLES		457,502,032

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Exxon Mobil Corp.	445,540	14,533,515
FINANCIALS - 8.2%
Banks - 1.1%
Commerce Bancshares, Inc.	85,568	5,326,608
Credicorp Ltd. (United States)	57,123	6,550,866
U.S. Bancorp	1,168,460	45,511,517
		57,388,991
Capital Markets - 2.6%
Cboe Global Markets, Inc.	93,530	7,603,054
CME Group, Inc.	305,672	46,070,884
FactSet Research Systems, Inc.	29,460	9,029,490
Intercontinental Exchange, Inc.	466,474	44,035,146
MarketAxess Holdings, Inc.	32,316	17,413,477
The NASDAQ OMX Group, Inc.	97,903	11,845,284
		135,997,335
Insurance - 4.5%
AFLAC, Inc.	611,633	20,764,940
Allstate Corp.	267,765	23,764,144
Arch Capital Group Ltd. (a)	345,792	10,446,376
Arthur J. Gallagher & Co.	161,641	16,763,788
Brown & Brown, Inc.	200,516	8,724,451
Chubb Ltd.	384,755	49,983,522
Erie Indemnity Co. Class A	15,749	3,667,470
Hanover Insurance Group, Inc.	22,925	2,193,006
Marsh & McLennan Companies, Inc.	434,935	44,998,375
Progressive Corp.	498,932	45,851,851
Selective Insurance Group, Inc.	50,898	2,649,750
W.R. Berkley Corp.	120,358	7,235,923
		237,043,596

TOTAL FINANCIALS		430,429,922

HEALTH CARE - 16.0%
Health Care Equipment & Supplies - 4.5%
Danaher Corp.	173,313	39,782,266
Medtronic PLC	1,143,186	114,970,216
ResMed, Inc.	123,321	23,670,233
Stryker Corp.	271,431	54,831,776
		233,254,491
Health Care Providers & Services - 2.9%
UnitedHealth Group, Inc.	502,632	153,373,128
Pharmaceuticals - 8.6%
Eli Lilly & Co.	717,920	93,659,843
Johnson & Johnson	1,131,845	155,187,268
Merck & Co., Inc.	1,521,832	114,456,985
Pfizer, Inc.	2,472,182	87,713,017
		451,017,113

TOTAL HEALTH CARE		837,644,732

INDUSTRIALS - 6.0%
Aerospace & Defense - 2.2%
Harris Corp.	14,941	2,407,145
Lockheed Martin Corp.	210,368	73,656,148
Northrop Grumman Corp.	132,157	38,301,742
		114,365,035
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	114,747	10,147,077
Expeditors International of Washington, Inc.	141,868	12,536,875
		22,683,952
Commercial Services & Supplies - 1.1%
Republic Services, Inc.	179,086	15,790,013
Rollins, Inc.	120,143	6,950,273
Waste Management, Inc.	330,971	35,715,081
		58,455,367
Industrial Conglomerates - 1.3%
3M Co.	246,382	39,411,265
Honeywell International, Inc.	167,515	27,631,599
		67,042,864
Machinery - 0.3%
Graco, Inc.	142,015	8,790,729
Toro Co.	91,359	7,500,574
		16,291,303
Professional Services - 0.6%
Exponent, Inc.	43,940	3,057,785
FTI Consulting, Inc. (a)(b)	31,624	3,113,699
Verisk Analytics, Inc.	138,316	24,616,099
		30,787,583
Trading Companies & Distributors - 0.1%
Watsco, Inc. (b)	27,925	6,259,110

TOTAL INDUSTRIALS		315,885,214

INFORMATION TECHNOLOGY - 25.0%
Communications Equipment - 0.1%
F5 Networks, Inc. (a)	51,911	6,901,048
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	252,232	28,461,859
Dolby Laboratories, Inc. Class A	51,605	3,874,503
		32,336,362
IT Services - 11.5%
Accenture PLC Class A	543,027	117,787,987
Akamai Technologies, Inc. (a)	138,329	13,157,854
Amdocs Ltd.	113,801	6,416,100
Automatic Data Processing, Inc.	366,357	57,869,752
Broadridge Financial Solutions, Inc.	97,875	13,467,600
Fidelity National Information Services, Inc.	526,667	65,617,442
Fiserv, Inc. (a)	479,384	45,766,790
Genpact Ltd.	131,483	4,519,071
Jack Henry & Associates, Inc.	65,310	9,682,208
MasterCard, Inc. Class A	268,458	77,487,717
Maximus, Inc.	52,266	3,532,136
Paychex, Inc.	272,147	22,384,091
VeriSign, Inc. (a)	86,671	16,528,160
Visa, Inc. Class A	826,330	150,152,424
		604,369,332
Semiconductors & Semiconductor Equipment - 2.4%
Intel Corp.	2,763,497	122,367,647
Software - 6.6%
Check Point Software Technologies Ltd. (a)(b)	95,481	10,842,822
Citrix Systems, Inc.	98,921	11,204,782
Intuit, Inc.	140,675	44,267,609
Microsoft Corp.	833,276	168,713,392
Oracle Corp.	1,774,240	99,552,606
Tyler Technologies, Inc. (a)	33,895	13,028,560
		347,609,771
Technology Hardware, Storage & Peripherals - 3.8%
Apple, Inc.	1,838,386	200,126,696

TOTAL INFORMATION TECHNOLOGY		1,313,710,856

MATERIALS - 3.8%
Chemicals - 3.6%
Air Products & Chemicals, Inc.	188,266	52,006,600
Ecolab, Inc.	210,803	38,701,323
Linde PLC	447,689	98,643,794
		189,351,717
Containers & Packaging - 0.2%
Aptargroup, Inc.	54,716	6,242,548
Silgan Holdings, Inc.	66,158	2,279,143
		8,521,691

TOTAL MATERIALS		197,873,408

REAL ESTATE - 5.2%
Equity Real Estate Investment Trusts (REITs) - 5.2%
Agree Realty Corp.	45,905	2,849,323
American Tower Corp.	353,267	81,127,767
AvalonBay Communities, Inc.	119,965	16,690,730
CoreSite Realty Corp.	34,359	4,101,090
Crown Castle International Corp.	355,255	55,490,831
CubeSmart	165,022	5,599,196
Equity Lifestyle Properties, Inc.	155,269	9,190,372
Essex Property Trust, Inc.	55,764	11,408,757
Extra Space Storage, Inc.	110,039	12,759,022
Mid-America Apartment Communities, Inc.	97,477	11,368,743
National Retail Properties, Inc.	146,588	4,692,282
Public Storage	128,141	29,353,259
Realty Income Corp.	292,742	16,938,052
WP Carey, Inc.	145,645	9,118,833
		270,688,257
UTILITIES - 5.2%
Electric Utilities - 2.5%
Allete, Inc.	44,145	2,276,999
Duke Energy Corp.	626,418	57,699,362
Evergy, Inc.	109,630	6,051,576
Eversource Energy	246,899	21,546,876
Hawaiian Electric Industries, Inc.	56,242	1,858,236
Pinnacle West Capital Corp.	95,894	7,822,074
Portland General Electric Co.	76,284	2,997,961
Xcel Energy, Inc.	447,556	31,342,347
		131,595,431
Gas Utilities - 0.2%
Atmos Energy Corp.	43,536	3,990,945
ONE Gas, Inc.	45,065	3,111,288
Spire, Inc. (b)	43,675	2,447,547
		9,549,780
Multi-Utilities - 2.1%
CMS Energy Corp.	243,986	15,451,633
Consolidated Edison, Inc.	284,802	22,354,109
Dominion Energy, Inc.	458,656	36,848,423
DTE Energy Co.	48,118	5,938,724
WEC Energy Group, Inc.	268,889	27,036,789
		107,629,678
Water Utilities - 0.4%
American Water Works Co., Inc.	154,311	23,225,349

TOTAL UTILITIES		272,000,238

TOTAL COMMON STOCKS
(Cost $4,617,090,681)		5,227,814,339
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.13% 11/5/20 (c)
(Cost $479,993)	480,000	479,997
	Shares	Value

Money Market Funds - 0.5%
Fidelity Cash Central Fund 0.10% (d)	23,936,779	$23,941,566
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	2,426,842	2,427,085
TOTAL MONEY MARKET FUNDS
(Cost $26,368,651)		26,368,651
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $4,643,939,325)		5,254,662,987
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(10,667,175)
NET ASSETS - 100%		$5,243,995,812

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	75	Dec. 2020	$12,242,624	$29,925	$29,925
CME E-mini S&P MidCap 400 Index Contracts (United States)	21	Dec. 2020	3,980,760	142,541	142,541
TOTAL FUTURES CONTRACTS					$172,466

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $479,997.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$135,212
Fidelity Securities Lending Cash Central Fund	77,490
Total	$212,702

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$430,070,063	$430,070,063	$--	$--
Consumer Discretionary	687,476,102	687,476,102	--	--
Consumer Staples	457,502,032	457,502,032	--	--
Energy	14,533,515	14,533,515	--	--
Financials	430,429,922	430,429,922	--	--
Health Care	837,644,732	837,644,732	--	--
Industrials	315,885,214	315,885,214	--	--
Information Technology	1,313,710,856	1,313,710,856	--	--
Materials	197,873,408	197,873,408	--	--
Real Estate	270,688,257	270,688,257	--	--
Utilities	272,000,238	272,000,238	--	--
U.S. Government and Government Agency Obligations	479,997	--	479,997	--
Money Market Funds	26,368,651	26,368,651	--	--
Total Investments in Securities:	$5,254,662,987	$5,254,182,990	$479,997	$--
Derivative Instruments:
Assets
Futures Contracts	$172,466	$172,466	$--	$--
Total Assets	$172,466	$172,466	$--	$--
Total Derivative Instruments:	$172,466	$172,466	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$172,466	$0
Total Equity Risk	172,466	0
Total Value of Derivatives	$172,466	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® SAI U.S. Low Volatility Index Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $2,349,818) — See accompanying schedule: Unaffiliated issuers (cost $4,617,570,674)	$5,228,294,336
Fidelity Central Funds (cost $26,368,651)	26,368,651
Total Investment in Securities (cost $4,643,939,325)		$5,254,662,987
Segregated cash with brokers for derivative instruments		648,348
Receivable for fund shares sold		12,649,117
Dividends receivable		6,495,194
Distributions receivable from Fidelity Central Funds		1,960
Prepaid expenses		5,750
Other receivables		41
Total assets		5,274,463,397
Liabilities
Payable to custodian bank	$48,699
Payable for investments purchased	25,019,800
Payable for fund shares redeemed	2,183,678
Accrued management fee	452,282
Payable for daily variation margin on futures contracts	160,748
Other payables and accrued expenses	179,221
Collateral on securities loaned	2,423,157
Total liabilities		30,467,585
Net Assets		$5,243,995,812
Net Assets consist of:
Paid in capital		$4,653,284,156
Total accumulated earnings (loss)		590,711,656
Net Assets		$5,243,995,812
Net Asset Value, offering price and redemption price per share ($5,243,995,812 ÷ 352,539,529 shares)		$14.87

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$92,122,440
Interest		5,459
Income from Fidelity Central Funds (including $77,490 from security lending)		212,702
Total income		92,340,601
Expenses
Management fee	$4,234,870
Custodian fees and expenses	81,805
Independent trustees' fees and expenses	13,559
Registration fees	485,507
Audit	50,430
Legal	6,724
Interest	53,120
Miscellaneous	21,906
Total expenses before reductions	4,947,921
Expense reductions	(1,978)
Total expenses after reductions		4,945,943
Net investment income (loss)		87,394,658
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(67,097,711)
Fidelity Central Funds	(2,527)
Futures contracts	1,413,951
Total net realized gain (loss)		(65,686,287)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	100,647,803
Fidelity Central Funds	(22)
Futures contracts	(116,783)
Total change in net unrealized appreciation (depreciation)		100,530,998
Net gain (loss)		34,844,711
Net increase (decrease) in net assets resulting from operations		$122,239,369

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$87,394,658	$62,977,580
Net realized gain (loss)	(65,686,287)	112,767,268
Change in net unrealized appreciation (depreciation)	100,530,998	332,693,400
Net increase (decrease) in net assets resulting from operations	122,239,369	508,438,248
Distributions to shareholders	(165,562,928)	(54,799,991)
Share transactions
Proceeds from sales of shares	3,206,742,666	2,407,697,652
Reinvestment of distributions	162,467,419	16,697,276
Cost of shares redeemed	(2,202,432,212)	(737,165,017)
Net increase (decrease) in net assets resulting from share transactions	1,166,777,873	1,687,229,911
Total increase (decrease) in net assets	1,123,454,314	2,140,868,168
Net Assets
Beginning of period	4,120,541,498	1,979,673,330
End of period	$5,243,995,812	$4,120,541,498
Other Information
Shares
Sold	219,272,884	173,126,994
Issued in reinvestment of distributions	10,889,237	1,300,351
Redeemed	(150,183,258)	(52,084,717)
Net increase (decrease)	79,978,863	122,342,628

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Low Volatility Index Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.12	$13.18	$12.60	$10.86	$10.22
Income from Investment Operations
Net investment income (loss)A	.30	.29	.26	.24	.23
Net realized and unrealized gain (loss)	.03	1.98	.82	1.74	.53
Total from investment operations	.33	2.27	1.08	1.98	.76
Distributions from net investment income	(.24)	(.20)	(.14)	(.24)	(.12)
Distributions from net realized gain	(.34)	(.13)	(.37)	–	–B
Total distributions	(.58)	(.33)	(.50)C	(.24)	(.12)
Net asset value, end of period	$14.87	$15.12	$13.18	$12.60	$10.86
Total ReturnD	2.16%	17.62%	8.79%	18.60%	7.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	.12%	.19%	.23%	.26%	.23%
Expenses net of fee waivers, if any	.12%	.15%	.15%	.15%	.15%
Expenses net of all reductions	.12%	.15%	.15%	.15%	.15%
Net investment income (loss)	2.06%	2.05%	2.00%	2.04%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$5,243,996	$4,120,541	$1,979,673	$848,388	$948,587
Portfolio turnover rateG	49%	72%	39%	108%	37%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity SAI Emerging Markets Low Volatility Index Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity SAI Emerging Markets Low Volatility Index Fund	$1,272,856,966	$ 113,537,476	$(128,643,341)	$(15,105,865)
Fidelity SAI International Low Volatility Index Fund	4,873,890,157	245,363,628	(551,699,875)	(306,336,247)
Fidelity SAI U.S. Low Volatility Index Fund	4,675,566,217	790,247,050	(211,150,280)	579,096,770

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity SAI Emerging Markets Low Volatility Index Fund	$20,475,925	$(35,646,359)	$(15,125,540)
Fidelity SAI International Low Volatility Index Fund	55,979,403	(47,941,321)	(305,807,158)
Fidelity SAI U.S. Low Volatility Index Fund	60,063,002	(48,448,116)	579,096,770

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Fidelity SAI Emerging Markets Low Volatility Index Fund	$(25,596,571)	$(10,049,788)	$(35,646,359)
Fidelity SAI International Low Volatility Index Fund	(17,124,413)	(30,816,908)	(47,941,321)
Fidelity SAI U.S. Low Volatility Index Fund	(178,636)	(48,269,480)	(48,448,116)

The tax character of distributions paid was as follows:

October 31, 2020
	Ordinary Income	Long-term Capital Gains	Total
Fidelity SAI Emerging Markets Low Volatility Index Fund	$12,652,850	$–	$12,652,850
Fidelity SAI International Low Volatility Index Fund	57,874,855	99,014,810	156,889,665
Fidelity SAI U.S. Low Volatility Index Fund	91,088,254	74,474,674	165,562,928

October 31, 2019
	Ordinary Income	Long-term Capital Gains	Total
Fidelity SAI International Low Volatility Index Fund	39,022,516	2,467,827	41,490,343
Fidelity SAI U.S. Low Volatility Index Fund	41,855,336	12,944,654	54,799,990

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period, except for Fidelity SAI Emerging Markets Low Volatility Index Fund. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Emerging Markets Low Volatility Index Fund	904,062,061	258,290,566
Fidelity SAI International Low Volatility Index Fund	3,149,011,499	669,989,799
Fidelity SAI U.S. Low Volatility Index Fund	3,175,348,896	2,093,049,142

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. Each Fund's management fee is equal to the following annual rate of average net assets:

Fidelity SAI Emerging Markets Low Volatility Index Fund	.15%
Fidelity SAI International Low Volatility Index Fund	.15%
Fidelity SAI U.S. Low Volatility Index Fund	.10%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Low Volatility Index Fund	Borrower	$8,833,333.68%		$3,495
Fidelity SAI International Low Volatility Index Fund	Borrower	$18,336,000	1.78%	$909
Fidelity SAI U.S. Low Volatility Index Fund	Borrower	$58,830,174	1.41%	$53,120

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity SAI Emerging Markets Low Volatility Index Fund	$1,898
Fidelity SAI International Low Volatility Index Fund	7,782
Fidelity SAI U.S. Low Volatility Index Fund	9,623

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Emerging Markets Low Volatility Index Fund	$124	$–	$–
Fidelity SAI International Low Volatility Index Fund	$–	$–	$–
Fidelity SAI U.S. Low Volatility Index Fund	$8,160	$–	$–

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Low Volatility Index Fund	$618,500	1.53%	$53

10. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity SAI U.S. Low Volatility Index Fund	1,978

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds.

	Strategic Advisers Fidelity International Fund	Strategic Advisers Value Fund	Strategic Advisers Fidelity U.S. Total Stock Fund	Strategic Advisers Emerging Market Fund	Strategic Advisers Fidelity Emerging Markets Fund
Fidelity SAI Emerging Markets Low Volatility Index Fund	–%	–%	–%	35%	24%
Fidelity SAI International Low Volatility Index Fund	21%	–%	–%	–%	–%
Fidelity SAI U.S. Low Volatility Index Fund	–%	–%	17%	–%	–%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Fund.

Fund	% of shares held
Fidelity SAI Emerging Markets Low Volatility Index Fund	60%
Fidelity SAI International Low Volatility Index Fund	26%
Fidelity SAI U.S. Low Volatility Index Fund	28%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund (three of the funds constituting Fidelity Salem Street Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets
Fidelity SAI Emerging Markets Low Volatility Index Fund	For the year ended October 31, 2020	For the year ended October 31, 2020 and for the period January 30, 2019 (commencement of operations) through October 31, 2019
Fidelity SAI International Low Volatility Index Fund	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019
Fidelity SAI U.S. Low Volatility Index Fund	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity SAI Emerging Markets Low Volatility Index Fund	.24%
Actual		$1,000.00	$1,095.50	$1.26
Hypothetical-C		$1,000.00	$1,023.93	$1.22
Fidelity SAI International Low Volatility Index Fund	.17%
Actual		$1,000.00	$1,002.10	$.86
Hypothetical-C		$1,000.00	$1,024.28	$.87
Fidelity SAI U.S. Low Volatility Index Fund	.12%
Actual		$1,000.00	$1,069.00	$.62
Hypothetical-C		$1,000.00	$1,024.53	$.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity® SAI Emerging Markets Low Volatility Index Fund
December 2019	1%
Fidelity® SAI U.S. Low Volatility Index Fund
December 2019	69%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity SAI Emerging Markets Low Volatility Index Fund
December 2019	47%
Fidelity SAI International Low Volatility Index Fund
December 2019	67%
Fidelity SAI U.S. Low Volatility Index Fund
December 2019	73%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity SAI U.S. Low Volatility Index Fund
December 2019	11%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity SAI Emerging Markets Low Volatility Index Fund	12/09/19	$0.2199	$0.0269
Fidelity SAI International Low Volatility Index Fund	12/09/19	$0.2378	$0.0200

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Emerging Markets Low Volatility Index Fund
Fidelity SAI International Low Volatility Index Fund
Fidelity SAI U.S. Low Volatility Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for each fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's and Geode's investments in business continuity planning, and their success in continuously providing services to the funds notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity SAI International Low Volatility Index Fund and Fidelity U.S. Low Volatility Index Fund).  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and its benchmark index for the most recent one- and three-year periods. Due to the characteristics of the funds, no peer group performance information was considered by the Board. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Investment Performance (for Fidelity SAI Emerging Markets Low Volatility Index Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons forthe 12-month (or shorter) periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity SAI Emerging Markets Low Volatility Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

Fidelity SAI International Low Volatility Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

Fidelity SAI U.S. Low Volatility Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and above the median of its ASPG for 2019. The Board considered that the Total Mapped Group is dominated by non-factor based index funds (including Fidelity funds) with lower management fees than the fund. The Board further considered that Fidelity believes the management fee is reasonable and that the total expense ratio for the fund ranks below median.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for 2019.

The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.25% for Fidelity SAI Emerging Markets Low Volatility Index Fund, 0.20% for Fidelity SAI International Low Volatility Index Fund, and 0.15% for Fidelity SAI U.S. Low Volatility Index Fund through February 28, 2021.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with each fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SV1-SV2-ANN-1220
1.9867660.105

Fidelity® SAI International Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity® SAI International Index Fund	(6.51)%	4.13%

 A From January 5, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Index Fund on January 5, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$12,158	Fidelity® SAI International Index Fund
$12,328	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2020, the fund returned -6.51%, compared with a return of -6.69% for the benchmark MSCI EAFE Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) Individually, several stocks in the energy sector – by far the weakest performer of the 12 months – were notable detractors, as oil-price weakness and sluggish demand amid the pandemic hampered U.K.-based Royal Dutch Shell, which returned roughly -55%, and BP (-57%), as well as France's Total (-39%). Another individual detractor was British multinational investment bank HSBC Holdings (-46%). The firm suspended its dividend in late March, partly as lower interest rates made lending less profitable. Weak profits along with heightened concern about bad debts at the company also weighed on HSBC's share price. Elsewhere, slumping demand for air travel weighed on the shares of Dutch aircraft manufacturer Airbus (-49%). On the positive side, the top contributor was Dutch semiconductor equipment maker ASML Holding (+39%) which reported better-than-expected second-quarter earnings. In August, Japanese multinational conglomerate Softbank (+69%) similarly outpaced quarterly earnings expectations. Analysts cited the company's willingness to improve its balance sheet by reducing debt, as well as its share-buyback programs, as reasons for the stock's quarterly improvement. Another Japanese conglomerate, Sony, saw its shares rise about 36% due largely to strength from the company’s video gaming business. Of final note, Swiss food-products giant Nestle (+7%), the largest position in the benchmark, reported solid sales growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	26.0%
United Kingdom	12.2%
Switzerland	10.1%
France	9.7%
Germany	8.7%
Australia	6.6%
Netherlands	5.3%
Sweden	3.1%
Hong Kong	2.5%
Other*	15.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	2.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.7
Novartis AG (Switzerland, Pharmaceuticals)	1.3
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.2
Toyota Motor Corp. (Japan, Automobiles)	1.0
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.0
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.0
AIA Group Ltd. (Hong Kong, Insurance)	0.9
SAP SE (Germany, Software)	0.8
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	0.8
12.2

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	15.1
Industrials	15.0
Health Care	13.3
Consumer Discretionary	12.0
Consumer Staples	11.5
Information Technology	8.3
Materials	7.5
Communication Services	5.7
Utilities	4.1
Real Estate	2.9

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Australia - 6.6%
Afterpay Ltd. (a)	58,329	$3,971,567
AGL Energy Ltd.	171,455	1,502,723
AMP Ltd.	944,827	1,016,721
Ampol Ltd.	66,632	1,214,975
APA Group unit	322,222	2,375,531
Aristocrat Leisure Ltd.	157,300	3,167,508
ASX Ltd.	52,926	2,963,572
Aurizon Holdings Ltd.	511,673	1,356,783
Australia & New Zealand Banking Group Ltd.	772,968	10,257,774
BHP Billiton Ltd.	802,536	19,238,089
BlueScope Steel Ltd.	138,382	1,429,305
Brambles Ltd.	414,754	2,797,233
Cimic Group Ltd.	24,278	366,932
Coca-Cola Amatil Ltd.	131,668	1,151,019
Cochlear Ltd.	17,950	2,679,134
Coles Group Ltd.	363,999	4,547,177
Commonwealth Bank of Australia	482,052	23,404,371
Computershare Ltd.	130,038	1,111,293
Crown Ltd.	98,039	570,773
CSL Ltd.	123,688	25,041,545
DEXUS Property Group unit	299,803	1,813,822
Evolution Mining Ltd.	432,787	1,696,712
Fortescue Metals Group Ltd.	461,604	5,647,027
Goodman Group unit	448,582	5,806,065
Insurance Australia Group Ltd.	632,101	2,121,785
Lendlease Group unit	176,505	1,484,784
Macquarie Group Ltd.	91,723	8,178,019
Magellan Financial Group Ltd.	34,127	1,322,713
Medibank Private Ltd.	735,670	1,380,980
Mirvac Group unit	1,082,388	1,605,150
National Australia Bank Ltd.	870,937	11,394,454
Newcrest Mining Ltd.	220,416	4,570,875
Northern Star Resources Ltd.	202,159	2,135,589
Orica Ltd.	108,165	1,161,127
Origin Energy Ltd.	487,257	1,370,658
Qantas Airways Ltd.	243,365	715,964
QBE Insurance Group Ltd.	401,325	2,320,736
Ramsay Health Care Ltd.	50,133	2,196,542
realestate.com.au Ltd.	14,588	1,213,167
Rio Tinto Ltd.	101,175	6,581,825
Santos Ltd.	487,738	1,621,430
Scentre Group unit	1,420,655	2,096,489
SEEK Ltd.	92,102	1,392,525
Sonic Healthcare Ltd.	123,351	3,021,241
South32 Ltd.	1,327,773	1,894,708
SP AusNet	494,922	695,752
Stockland Corp. Ltd. unit	654,354	1,769,427
Suncorp Group Ltd.	345,574	1,995,790
Sydney Airport unit	354,059	1,357,491
Tabcorp Holdings Ltd.	609,659	1,408,693
Telstra Corp. Ltd.	1,138,619	2,144,233
The GPT Group unit	535,219	1,515,875
TPG Telecom Ltd. (a)	98,905	499,210
Transurban Group unit	745,952	7,063,927
Treasury Wine Estates Ltd.	192,158	1,238,813
Vicinity Centres unit	1,031,056	876,199
Washington H. Soul Pattinson & Co. Ltd.	30,451	542,254
Wesfarmers Ltd.	308,876	9,998,202
Westpac Banking Corp.	984,133	12,456,039
WiseTech Global Ltd.	38,299	781,126
Woodside Petroleum Ltd.	261,607	3,226,725
Woolworths Group Ltd.	344,250	9,260,430

TOTAL AUSTRALIA		241,738,598

Austria - 0.2%
Andritz AG	19,569	659,117
Erste Group Bank AG	77,437	1,585,487
OMV AG	39,517	906,662
Raiffeisen International Bank-Holding AG	38,991	560,370
Verbund AG	18,149	1,043,757
Voestalpine AG	30,639	851,057

TOTAL AUSTRIA		5,606,450

Bailiwick of Jersey - 0.6%
Experian PLC	247,573	9,069,564
Ferguson PLC	61,297	6,088,078
Glencore Xstrata PLC	2,727,338	5,501,687
WPP PLC	335,866	2,682,658

TOTAL BAILIWICK OF JERSEY		23,341,987

Belgium - 0.8%
Ageas	48,006	1,931,697
Anheuser-Busch InBev SA NV	207,686	10,742,808
Colruyt NV	14,543	860,764
Elia System Operator SA/NV	8,221	795,648
Galapagos Genomics NV (a)	11,622	1,358,463
Groupe Bruxelles Lambert SA	30,997	2,537,154
KBC Groep NV	68,231	3,363,763
Proximus	41,578	808,436
Sofina SA	4,130	1,072,631
Solvay SA Class A	20,359	1,652,664
Telenet Group Holding NV	11,700	449,671
UCB SA	34,532	3,406,439
Umicore SA	53,924	2,074,997

TOTAL BELGIUM		31,055,135

Bermuda - 0.2%
Cheung Kong Infrastructure Holdings Ltd.	175,500	826,282
Dairy Farm International Holdings Ltd.	94,975	357,755
Hongkong Land Holdings Ltd.	321,020	1,178,515
Jardine Matheson Holdings Ltd.	60,161	2,666,676
Jardine Strategic Holdings Ltd.	60,694	1,314,156
Kerry Properties Ltd.	181,500	443,888

TOTAL BERMUDA		6,787,272

Cayman Islands - 0.6%
ASM Pacific Technology Ltd.	81,900	824,018
BeiGene Ltd. ADR (a)	10,988	3,258,162
Budweiser Brewing Co. APAC Ltd. (b)	460,900	1,355,501
Cheung Kong Property Holdings Ltd.	706,000	3,269,320
CK Hutchison Holdings Ltd.	736,000	4,433,563
Melco Crown Entertainment Ltd. sponsored ADR	57,280	923,354
Microport Scientific Corp.	193,000	678,394
Sands China Ltd.	665,200	2,329,594
WH Group Ltd. (b)	2,625,500	2,062,470
Wharf Real Estate Investment Co. Ltd.	457,000	1,753,725
Wynn Macau Ltd. (a)	409,600	565,330

TOTAL CAYMAN ISLANDS		21,453,431

Denmark - 2.5%
A.P. Moller - Maersk A/S:
Series A	932	1,374,962
Series B	1,736	2,782,174
Ambu A/S Series B	43,669	1,323,665
Carlsberg A/S Series B	28,186	3,567,346
Christian Hansen Holding A/S	28,784	2,899,114
Coloplast A/S Series B	32,380	4,725,292
Danske Bank A/S (a)	188,628	2,507,171
DSV Panalpina A/S	56,406	9,133,324
Genmab A/S (a)	17,819	5,935,020
GN Store Nord A/S	35,040	2,520,008
H Lundbeck A/S	18,443	519,359
Novo Nordisk A/S Series B	469,048	29,909,155
Novozymes A/S Series B	56,791	3,412,613
ORSTED A/S (b)	51,560	8,183,295
Pandora A/S	27,314	2,163,071
Tryg A/S	33,184	920,451
Vestas Wind Systems A/S	53,702	9,213,331
William Demant Holding A/S (a)	28,992	913,030

TOTAL DENMARK		92,002,381

Finland - 1.2%
Elisa Corp. (A Shares)	39,058	1,921,451
Fortum Corp.	121,663	2,288,371
Kone OYJ (B Shares)	92,378	7,352,566
Neste Oyj	115,362	6,003,042
Nokia Corp.	1,541,498	5,196,696
Nordea Bank ABP (Stockholm Stock Exchange)	883,382	6,630,019
Orion Oyj (B Shares)	27,984	1,197,740
Sampo Oyj (A Shares)	128,357	4,843,508
Stora Enso Oyj (R Shares)	158,979	2,319,065
UPM-Kymmene Corp.	145,440	4,109,321
Wartsila Corp.	122,178	970,734

TOTAL FINLAND		42,832,513

France - 9.7%
Accor SA (a)	52,216	1,329,380
Aeroports de Paris SA	8,083	789,823
Air Liquide SA	128,837	18,831,276
Alstom SA (a)	52,585	2,349,467
Amundi SA (b)	16,202	1,062,362
Arkema SA	18,932	1,853,893
Atos Origin SA (a)	27,075	1,847,828
AXA SA	527,006	8,463,347
bioMerieux SA	11,089	1,650,512
BNP Paribas SA (a)	306,662	10,694,770
Bollore SA	234,163	838,880
Bouygues SA	62,388	2,045,384
Bureau Veritas SA	80,503	1,767,335
Capgemini SA	43,927	5,071,961
Carrefour SA	165,596	2,576,628
CNP Assurances	45,833	516,179
Compagnie de St. Gobain (a)	141,132	5,497,589
Covivio	13,898	827,120
Credit Agricole SA (a)	316,067	2,500,261
Danone SA	168,252	9,332,137
Dassault Aviation SA (a)	661	551,201
Dassault Systemes SA	36,039	6,151,117
Edenred SA	66,480	3,100,134
EDF SA	169,615	1,969,100
Eiffage SA (a)	23,238	1,686,637
ENGIE (a)	497,968	6,022,868
Essilor International SA	77,423	9,576,128
Eurazeo SA (a)	10,415	473,549
Faurecia SA (a)	20,473	775,880
Gecina SA	12,622	1,567,043
Groupe Eurotunnel SA (a)	121,280	1,630,011
Hermes International SCA	8,592	7,995,332
ICADE	8,467	427,971
Iliad SA	4,061	785,121
Ingenico SA (c)	363	52,212
Ipsen SA	10,458	951,860
JCDecaux SA (a)	21,664	334,310
Kering SA	20,629	12,457,255
Klepierre SA (c)	51,205	648,540
L'Oreal SA	68,523	22,145,642
La Francaise des Jeux SAEM (b)	23,220	870,249
Legrand SA	72,842	5,385,353
LVMH Moet Hennessy Louis Vuitton SE	75,624	35,448,573
Michelin CGDE Series B	46,253	4,990,383
Natixis SA (a)	252,951	588,020
Orange SA	545,005	6,120,200
Orpea (a)	13,824	1,380,424
Pernod Ricard SA	57,937	9,338,724
Peugeot Citroen SA	160,731	2,888,424
Publicis Groupe SA	59,429	2,062,577
Remy Cointreau SA	6,057	1,022,871
Renault SA	51,242	1,268,477
Safran SA (a)	87,381	9,216,943
Sanofi SA	307,996	27,810,005
Sartorius Stedim Biotech	7,545	2,861,140
Schneider Electric SA	150,636	18,303,255
SCOR SE	43,545	1,057,502
SEB SA	5,935	964,943
Societe Generale Series A	222,110	3,018,011
Sodexo SA	24,301	1,559,449
SR Teleperformance SA	16,022	4,808,688
Suez Environnement SA	94,520	1,730,500
Thales SA	29,224	1,901,917
Total SA	673,782	20,413,388
Ubisoft Entertainment SA (a)	24,873	2,194,062
Valeo SA	62,641	1,894,637
Veolia Environnement SA	147,620	2,749,091
VINCI SA	140,416	11,090,776
Vivendi SA	226,382	6,536,027
Wendel SA	7,030	609,149
Worldline SA (a)(b)	62,961	4,666,564

TOTAL FRANCE		353,898,365

Germany - 8.1%
adidas AG	51,853	15,399,602
Allianz SE	113,626	19,990,453
BASF AG	250,312	13,706,633
Bayer AG	267,765	12,582,423
Bayerische Motoren Werke AG (BMW)	90,241	6,167,220
Beiersdorf AG	27,531	2,882,552
Brenntag AG	42,272	2,701,857
Carl Zeiss Meditec AG	11,031	1,424,760
Commerzbank AG	267,575	1,260,548
Continental AG	30,047	3,192,522
Covestro AG (b)	50,259	2,398,144
Daimler AG (Germany)	233,223	12,060,069
Delivery Hero AG (a)(b)	35,286	4,059,447
Deutsche Bank AG (a)	536,132	4,933,433
Deutsche Borse AG	51,822	7,625,790
Deutsche Lufthansa AG (a)(c)	79,543	682,940
Deutsche Post AG	269,377	11,934,286
Deutsche Telekom AG	908,250	13,804,262
Deutsche Wohnen AG (Bearer)	93,310	4,708,822
E.ON AG	611,955	6,373,006
Evonik Industries AG	57,775	1,390,836
Fraport AG Frankfurt Airport Services Worldwide (c)	11,089	400,617
Fresenius Medical Care AG & Co. KGaA	58,253	4,448,325
Fresenius SE & Co. KGaA	114,193	4,234,557
GEA Group AG	41,005	1,364,402
Hannover Reuck SE	16,491	2,395,019
HeidelbergCement AG	40,819	2,335,157
Henkel AG & Co. KGaA	27,392	2,477,197
Hochtief AG	6,543	481,603
Infineon Technologies AG	341,006	9,494,011
KION Group AG	17,391	1,353,806
Knorr-Bremse AG	19,770	2,289,389
Lanxess AG	23,020	1,166,782
LEG Immobilien AG	18,841	2,545,847
Merck KGaA	35,344	5,233,925
Metro Wholesale & Food Specialist AG	46,685	457,810
MTU Aero Engines Holdings AG	14,530	2,479,973
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	38,200	8,933,518
Nemetschek Se	15,413	1,114,742
Puma AG	26,812	2,343,244
RWE AG	175,286	6,489,828
SAP SE	284,459	30,347,407
Scout24 AG (b)	29,513	2,376,846
Siemens AG	208,395	24,440,619
Siemens Healthineers AG (b)	73,252	3,144,208
Symrise AG	35,080	4,324,599
TeamViewer AG (a)(b)	39,634	1,744,838
Telefonica Deutschland Holding AG	279,105	704,404
Thyssenkrupp AG (a)(c)	110,697	527,941
Uniper SE	53,774	1,607,032
United Internet AG	28,240	989,980
Volkswagen AG	8,935	1,390,261
Vonovia SE	140,367	8,961,887
Zalando SE (a)(b)	41,472	3,872,723

TOTAL GERMANY		295,752,102

Hong Kong - 2.5%
AIA Group Ltd.	3,293,800	31,347,676
Bank of East Asia Ltd.	352,342	634,466
BOC Hong Kong (Holdings) Ltd.	1,010,000	2,801,032
CLP Holdings Ltd.	448,000	4,120,271
Galaxy Entertainment Group Ltd.	593,000	3,908,713
Hang Lung Properties Ltd.	540,000	1,310,906
Hang Seng Bank Ltd.	209,000	3,213,518
Henderson Land Development Co. Ltd.	399,021	1,409,375
Hong Kong & China Gas Co. Ltd.	2,909,690	4,198,110
Hong Kong Exchanges and Clearing Ltd.	328,260	15,675,182
Link (REIT)	562,852	4,287,186
MTR Corp. Ltd.	417,935	2,067,437
New World Development Co. Ltd.	419,845	1,998,359
PCCW Ltd.	1,488,700	894,852
Power Assets Holdings Ltd.	380,500	1,955,876
Sino Land Ltd.	850,697	1,005,145
SJM Holdings Ltd.	526,000	544,828
Sun Hung Kai Properties Ltd.	355,000	4,569,496
Swire Pacific Ltd. (A Shares)	129,000	588,266
Swire Properties Ltd.	313,400	838,833
Techtronic Industries Co. Ltd.	374,500	4,994,944

TOTAL HONG KONG		92,364,471

Ireland - 0.8%
CRH PLC	214,061	7,490,374
DCC PLC (United Kingdom)	26,332	1,713,842
Flutter Entertainment PLC (Ireland)	42,096	7,332,004
James Hardie Industries PLC CDI	121,000	2,937,866
Kerry Group PLC Class A	43,305	5,179,692
Kingspan Group PLC (Ireland)	42,007	3,661,920
Smurfit Kappa Group PLC	62,002	2,333,848

TOTAL IRELAND		30,649,546

Isle of Man - 0.1%
Gaming VC Holdings SA (a)	159,540	1,996,981
Israel - 0.6%
Azrieli Group	11,162	526,360
Bank Hapoalim BM (Reg.)	307,986	1,804,382
Bank Leumi le-Israel BM	399,645	1,891,610
Check Point Software Technologies Ltd. (a)	31,257	3,549,545
CyberArk Software Ltd. (a)(c)	10,297	1,020,948
Elbit Systems Ltd. (Israel)	7,188	813,378
Icl Group Ltd.	187,018	680,753
Israel Discount Bank Ltd. (Class A)	312,948	880,681
Mizrahi Tefahot Bank Ltd.	38,065	743,216
NICE Systems Ltd. (a)	17,072	3,904,687
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	299,426	2,610,995
Wix.com Ltd. (a)	14,076	3,481,276

TOTAL ISRAEL		21,907,831

Italy - 1.7%
Assicurazioni Generali SpA	301,408	4,040,411
Atlantia SpA (a)	135,221	2,071,717
Davide Campari Milano NV	155,421	1,622,583
DiaSorin S.p.A.	6,734	1,478,359
Enel SpA	2,215,715	17,616,053
Eni SpA	697,464	4,885,768
FinecoBank SpA	167,013	2,285,512
Infrastrutture Wireless Italiane SpA (b)	62,592	676,491
Intesa Sanpaolo SpA	4,511,860	7,490,161
Leonardo SpA	109,684	522,215
Mediobanca SpA	165,884	1,176,182
Moncler SpA	53,038	2,122,441
Nexi SpA (a)(b)	120,373	1,849,138
Pirelli & C. SpA (b)	102,459	427,197
Poste Italiane SpA (b)	139,759	1,139,392
Prysmian SpA	66,285	1,801,821
Recordati SpA	27,957	1,448,600
Snam Rete Gas SpA	557,597	2,721,008
Telecom Italia SpA	2,176,342	739,245
Telecom Italia SpA (Risparmio Shares)	1,662,353	604,631
Terna SpA	385,500	2,605,837
UniCredit SpA	581,429	4,334,509

TOTAL ITALY		63,659,271

Japan - 26.0%
ABC-MART, Inc.	8,700	441,303
ACOM Co. Ltd.	111,500	501,084
Advantest Corp.	54,600	3,162,594
AEON Co. Ltd. (c)	178,800	4,568,017
AEON MALL Co. Ltd.	26,800	418,064
Agc, Inc.	53,130	1,659,035
Air Water, Inc.	48,600	694,387
Aisin Seiki Co. Ltd.	44,590	1,350,992
Ajinomoto Co., Inc.	127,700	2,565,590
Alfresa Holdings Corp.	52,100	953,948
Amada Co. Ltd.	85,200	741,552
Ana Holdings, Inc. (a)	30,900	673,955
Aozora Bank Ltd.	31,150	511,764
Asahi Group Holdings	124,400	3,849,824
ASAHI INTECC Co. Ltd.	52,300	1,620,682
Asahi Kasei Corp.	343,300	2,974,892
Astellas Pharma, Inc.	508,300	6,970,288
Bandai Namco Holdings, Inc.	54,600	4,080,520
Bank of Kyoto Ltd.	16,000	706,632
Benesse Holdings, Inc.	19,000	447,940
Bridgestone Corp.	146,200	4,765,391
Brother Industries Ltd.	60,100	928,676
Calbee, Inc.	23,300	714,766
Canon, Inc.	273,300	4,757,116
Casio Computer Co. Ltd. (c)	52,800	802,146
Central Japan Railway Co.	39,300	4,752,119
Chiba Bank Ltd.	139,800	722,108
Chubu Electric Power Co., Inc.	176,660	1,978,912
Chugai Pharmaceutical Co. Ltd.	183,100	7,067,660
Chugoku Electric Power Co., Inc.	76,700	963,649
Coca-Cola West Co. Ltd.	32,600	460,179
Concordia Financial Group Ltd.	285,700	943,111
Cosmos Pharmaceutical Corp.	5,600	951,101
CyberAgent, Inc.	27,000	1,698,255
Dai Nippon Printing Co. Ltd.	67,520	1,257,859
Dai-ichi Mutual Life Insurance Co.	294,400	4,396,989
Daicel Chemical Industries Ltd.	65,300	466,023
Daifuku Co. Ltd.	27,700	2,856,364
Daiichi Sankyo Kabushiki Kaisha	463,700	12,238,740
Daikin Industries Ltd.	67,900	12,706,348
Dainippon Sumitomo Pharma Co. Ltd.	47,400	555,576
Daito Trust Construction Co. Ltd.	18,000	1,637,373
Daiwa House Industry Co. Ltd.	154,700	4,064,705
Daiwa House REIT Investment Corp.	528	1,221,402
Daiwa Securities Group, Inc.	386,000	1,564,002
DENSO Corp.	118,200	5,507,717
Dentsu Group, Inc.	59,400	1,712,384
Disco Corp.	7,900	2,132,276
East Japan Railway Co.	82,600	4,319,439
Eisai Co. Ltd.	68,800	5,349,446
Electric Power Development Co. Ltd.	35,900	485,176
FamilyMart Co. Ltd. (c)	47,100	1,035,272
FANUC Corp.	52,300	11,047,059
Fast Retailing Co. Ltd.	15,900	11,090,916
Fuji Electric Co. Ltd.	33,800	1,024,916
Fujifilm Holdings Corp.	98,200	5,007,470
Fujitsu Ltd.	53,700	6,353,496
Fukuoka Financial Group, Inc.	48,100	804,585
GLP J-REIT	974	1,501,565
GMO Payment Gateway, Inc.	10,900	1,335,561
Hakuhodo DY Holdings, Inc.	61,400	782,309
Hamamatsu Photonics K.K.	38,700	1,947,374
Hankyu Hanshin Holdings, Inc.	63,100	1,926,655
Hikari Tsushin, Inc.	5,600	1,313,450
Hino Motors Ltd.	76,170	583,594
Hirose Electric Co. Ltd.	9,030	1,260,448
Hisamitsu Pharmaceutical Co., Inc.	13,500	645,762
Hitachi Construction Machinery Co. Ltd.	29,500	727,544
Hitachi Ltd.	264,000	8,897,934
Hitachi Metals Ltd.	58,600	777,111
Honda Motor Co. Ltd.	444,500	10,513,734
Hoshizaki Corp.	13,600	1,086,086
Hoya Corp.	102,400	11,556,550
Hulic Co. Ltd.	82,100	760,484
Idemitsu Kosan Co. Ltd.	51,123	1,033,910
Iida Group Holdings Co. Ltd.	39,000	705,593
INPEX Corp.	272,800	1,293,727
Isetan Mitsukoshi Holdings Ltd. (c)	89,000	433,443
Isuzu Motors Ltd.	152,100	1,234,063
IT Holdings Corp.	59,900	1,145,596
ITO EN Ltd.	15,000	949,998
Itochu Corp.	366,800	8,809,993
ITOCHU Techno-Solutions Corp.	25,700	871,934
Japan Airlines Co. Ltd.	30,000	523,975
Japan Airport Terminal Co. Ltd. (c)	13,400	581,979
Japan Exchange Group, Inc.	139,100	3,395,882
Japan Post Bank Co. Ltd.	106,500	849,415
Japan Post Holdings Co. Ltd.	429,400	2,946,306
Japan Post Insurance Co. Ltd.	60,900	965,333
Japan Prime Realty Investment Corp.	217	586,456
Japan Real Estate Investment Corp.	363	1,778,957
Japan Retail Fund Investment Corp.	721	1,039,255
Japan Tobacco, Inc.	326,900	6,154,604
JFE Holdings, Inc.	133,200	935,886
JGC Corp.	58,700	482,653
JSR Corp.	54,500	1,231,811
JTEKT Corp.	54,020	430,472
JX Holdings, Inc.	843,800	2,847,223
Kajima Corp.	120,000	1,282,252
Kakaku.com, Inc.	37,000	977,815
Kamigumi Co. Ltd.	25,600	458,007
Kansai Electric Power Co., Inc.	193,000	1,756,373
Kansai Paint Co. Ltd.	48,900	1,260,745
Kao Corp.	131,500	9,362,631
Kawasaki Heavy Industries Ltd.	37,350	446,226
KDDI Corp.	439,600	11,893,374
Keihan Electric Railway Co., Ltd.	27,000	1,025,736
Keihin Electric Express Railway Co. Ltd.	61,620	861,717
Keio Corp.	27,500	1,598,224
Keisei Electric Railway Co.	34,600	967,907
Keyence Corp.	49,700	22,554,978
Kikkoman Corp.	38,900	1,937,226
Kintetsu Group Holdings Co. Ltd.	47,400	1,893,890
Kirin Holdings Co. Ltd.	225,400	4,063,594
Kobayashi Pharmaceutical Co. Ltd.	13,560	1,321,364
Kobe Bussan Co. Ltd. (c)	32,600	917,203
Koito Manufacturing Co. Ltd.	28,800	1,388,846
Komatsu Ltd.	238,700	5,381,605
Konami Holdings Corp.	25,800	1,009,768
Kose Corp.	8,900	1,134,532
Kubota Corp.	283,000	4,917,993
Kuraray Co. Ltd.	86,020	795,597
Kurita Water Industries Ltd.	27,600	821,203
Kyocera Corp.	87,500	4,818,844
Kyowa Hakko Kirin Co., Ltd.	72,300	1,795,454
Kyushu Electric Power Co., Inc.	105,700	886,130
Kyushu Railway Co.	41,800	889,124
Lasertec Corp.	20,200	1,749,740
Lawson, Inc.	13,400	615,671
LINE Corp. (a)	9,700	497,738
Lion Corp.	60,030	1,224,095
LIXIL Group Corp.	71,200	1,546,054
M3, Inc.	120,300	8,124,548
Makita Corp.	61,120	2,701,723
Marubeni Corp.	451,800	2,358,943
Marui Group Co. Ltd.	50,600	914,440
Maruichi Steel Tube Ltd.	14,200	325,770
Mazda Motor Corp.	153,700	807,052
McDonald's Holdings Co. (Japan) Ltd.	17,700	839,358
Mebuki Financial Group, Inc.	250,760	503,825
Medipal Holdings Corp.	49,000	873,469
Meiji Holdings Co. Ltd.	31,500	2,282,160
Mercari, Inc. (a)	22,700	954,362
Minebea Mitsumi, Inc.	99,710	1,800,898
Misumi Group, Inc.	78,150	2,321,022
Mitsubishi Chemical Holdings Corp.	351,900	1,980,549
Mitsubishi Corp.	364,200	8,125,803
Mitsubishi Electric Corp.	497,900	6,412,397
Mitsubishi Estate Co. Ltd.	322,900	4,816,337
Mitsubishi Gas Chemical Co., Inc.	43,100	785,686
Mitsubishi Heavy Industries Ltd.	88,000	1,890,701
Mitsubishi Materials Corp.	29,400	539,468
Mitsubishi Motors Corp. of Japan	174,400	319,854
Mitsubishi UFJ Financial Group, Inc.	3,329,900	13,126,148
Mitsubishi UFJ Lease & Finance Co. Ltd.	106,000	449,121
Mitsui & Co. Ltd.	444,400	6,960,857
Mitsui Chemicals, Inc.	50,700	1,298,547
Mitsui Fudosan Co. Ltd.	254,300	4,330,111
Miura Co. Ltd.	24,200	1,140,169
Mizuho Financial Group, Inc.	658,220	8,104,022
MonotaRO Co. Ltd.	33,500	1,852,943
MS&AD Insurance Group Holdings, Inc.	121,700	3,330,351
Murata Manufacturing Co. Ltd.	156,600	10,982,149
Nabtesco Corp.	31,100	1,161,841
Nagoya Railroad Co. Ltd.	49,900	1,330,097
NEC Corp.	67,600	3,405,025
New Hampshire Foods Ltd.	22,800	933,956
Nexon Co. Ltd.	132,510	3,693,174
NGK Insulators Ltd.	71,300	1,018,567
NGK Spark Plug Co. Ltd.	41,200	724,582
Nidec Corp.	121,900	12,312,153
Nihon M&A Center, Inc.	40,900	2,401,713
Nikon Corp.	79,400	483,892
Nintendo Co. Ltd.	30,500	16,491,008
Nippon Building Fund, Inc.	403	2,035,474
Nippon Express Co. Ltd.	19,900	1,115,983
Nippon Paint Holdings Co. Ltd.	39,980	3,601,397
Nippon Prologis REIT, Inc.	560	1,843,206
Nippon Shinyaku Co. Ltd.	12,600	900,347
Nippon Steel & Sumitomo Metal Corp.	221,200	2,145,448
Nippon Telegraph & Telephone Corp.	351,000	7,383,582
Nippon Yusen KK	40,700	751,223
Nissan Chemical Corp.	33,200	1,761,947
Nissan Motor Co. Ltd.	635,200	2,248,948
Nisshin Seifun Group, Inc.	53,400	804,141
Nissin Food Holdings Co. Ltd.	17,000	1,472,021
Nitori Holdings Co. Ltd.	21,900	4,501,691
Nitto Denko Corp.	43,500	3,056,127
NKSJ Holdings, Inc.	91,900	3,431,167
Nomura Holdings, Inc.	858,800	3,846,084
Nomura Real Estate Holdings, Inc.	30,500	532,726
Nomura Real Estate Master Fund, Inc.	1,134	1,354,169
Nomura Research Institute Ltd.	87,620	2,582,819
NSK Ltd.	95,300	762,979
NTT Data Corp.	173,200	1,954,772
NTT DOCOMO, Inc.	307,810	11,461,365
Obayashi Corp.	173,800	1,454,418
OBIC Co. Ltd.	19,100	3,381,522
Odakyu Electric Railway Co. Ltd.	80,900	1,952,321
Oji Holdings Corp.	238,300	1,004,296
Olympus Corp.	317,700	6,082,075
OMRON Corp.	50,800	3,668,067
Ono Pharmaceutical Co. Ltd.	101,500	2,895,310
Oracle Corp. Japan	10,300	1,029,383
Oriental Land Co. Ltd.	54,600	7,642,802
ORIX Corp.	359,300	4,202,099
ORIX JREIT, Inc.	724	1,017,517
Osaka Gas Co. Ltd.	103,130	1,958,462
Otsuka Corp.	28,000	1,286,647
Otsuka Holdings Co. Ltd.	106,900	3,959,207
Pan Pacific International Holdings Ltd.	112,700	2,391,318
Panasonic Corp.	602,900	5,569,307
Park24 Co. Ltd.	28,700	387,676
PeptiDream, Inc. (a)	25,500	1,178,434
Persol Holdings Co., Ltd.	47,200	714,901
Pigeon Corp.	30,800	1,418,388
Pola Orbis Holdings, Inc.	24,200	477,204
Rakuten, Inc.	235,600	2,292,196
Recruit Holdings Co. Ltd.	346,700	13,192,169
Renesas Electronics Corp. (a)	210,700	1,739,255
Resona Holdings, Inc.	574,720	1,894,837
Ricoh Co. Ltd.	185,200	1,216,249
Rinnai Corp.	9,800	965,657
ROHM Co. Ltd.	24,100	1,852,975
Ryohin Keikaku Co. Ltd.	64,300	1,349,614
Santen Pharmaceutical Co. Ltd.	99,400	1,770,910
SBI Holdings, Inc. Japan	63,200	1,456,839
SCSK Corp.	13,600	676,212
Secom Co. Ltd.	57,400	4,849,089
Sega Sammy Holdings, Inc.	49,100	615,301
Seibu Holdings, Inc.	56,900	568,881
Seiko Epson Corp.	75,400	875,673
Sekisui Chemical Co. Ltd.	98,900	1,541,684
Sekisui House Ltd.	169,400	2,814,295
Seven & i Holdings Co. Ltd.	205,700	6,252,186
Seven Bank Ltd.	148,400	340,570
SG Holdings Co. Ltd.	87,400	2,108,126
Sharp Corp. (c)	55,300	639,469
Shimadzu Corp.	59,200	1,692,727
Shimamura Co. Ltd.	5,900	629,003
SHIMANO, Inc.	20,200	4,620,054
SHIMIZU Corp.	148,300	1,029,699
Shin-Etsu Chemical Co. Ltd.	96,500	12,889,201
Shinsei Bank Ltd.	40,000	481,262
Shionogi & Co. Ltd.	72,400	3,415,104
Shiseido Co. Ltd.	109,100	6,754,056
Shizuoka Bank Ltd.	111,300	748,576
Showa Denko K.K.	36,200	615,533
SMC Corp.	15,600	8,297,728
SoftBank Corp.	783,300	9,115,633
SoftBank Group Corp.	427,100	27,818,651
Sohgo Security Services Co., Ltd.	19,300	899,280
Sony Corp.	343,600	28,644,723
Square Enix Holdings Co. Ltd.	24,600	1,429,329
Stanley Electric Co. Ltd.	34,800	991,098
Subaru Corp.	168,600	3,094,313
Sumco Corp.	70,500	1,075,257
Sumitomo Chemical Co. Ltd.	412,000	1,347,728
Sumitomo Corp.	324,600	3,551,311
Sumitomo Electric Industries Ltd.	207,800	2,294,129
Sumitomo Heavy Industries Ltd.	29,300	627,995
Sumitomo Metal Mining Co. Ltd.	64,030	1,990,292
Sumitomo Mitsui Financial Group, Inc.	355,400	9,838,149
Sumitomo Mitsui Trust Holdings, Inc.	92,700	2,492,465
Sumitomo Realty & Development Co. Ltd.	84,900	2,271,869
Sumitomo Rubber Industries Ltd.	43,920	386,330
Sundrug Co. Ltd.	19,200	712,931
Suntory Beverage & Food Ltd.	37,100	1,279,495
Suzuken Co. Ltd.	17,900	646,202
Suzuki Motor Corp.	100,500	4,316,244
Sysmex Corp.	45,800	4,301,936
T&D Holdings, Inc.	147,900	1,478,125
Taiheiyo Cement Corp.	32,490	762,608
Taisei Corp.	51,000	1,587,014
Taisho Pharmaceutical Holdings Co. Ltd.	9,000	541,515
Taiyo Nippon Sanso Corp.	41,500	608,458
Takeda Pharmaceutical Co. Ltd.	429,903	13,285,126
TDK Corp.	35,400	4,163,066
Teijin Ltd.	47,000	719,944
Terumo Corp.	176,000	6,477,504
THK Co. Ltd.	32,600	865,364
Tobu Railway Co. Ltd.	52,300	1,484,084
Toho Co. Ltd.	31,170	1,234,358
Toho Gas Co. Ltd.	20,400	1,053,085
Tohoku Electric Power Co., Inc.	113,210	998,862
Tokio Marine Holdings, Inc.	172,300	7,700,901
Tokyo Century Corp.	11,500	563,827
Tokyo Electric Power Co., Inc. (a)	403,100	1,040,150
Tokyo Electron Ltd.	40,700	10,924,322
Tokyo Gas Co. Ltd.	103,000	2,333,933
Tokyu Corp.	137,800	1,634,950
Tokyu Fudosan Holdings Corp.	163,600	714,902
Toppan Printing Co. Ltd.	69,900	888,877
Toray Industries, Inc.	382,500	1,730,776
Toshiba Corp.	105,800	2,676,302
Tosoh Corp.	69,390	1,124,787
Toto Ltd.	39,000	1,780,564
Toyo Suisan Kaisha Ltd.	23,800	1,184,426
Toyoda Gosei Co. Ltd.	17,000	432,054
Toyota Industries Corp.	40,170	2,595,921
Toyota Motor Corp.	577,530	37,913,058
Toyota Tsusho Corp.	58,740	1,639,159
Trend Micro, Inc.	36,700	2,055,755
Tsuruha Holdings, Inc.	10,300	1,442,258
Unicharm Corp.	110,200	5,099,053
United Urban Investment Corp.	818	873,354
USS Co. Ltd.	61,400	1,123,041
Welcia Holdings Co. Ltd.	25,400	995,460
West Japan Railway Co.	44,600	1,913,215
Yakult Honsha Co. Ltd.	34,400	1,664,721
Yamada Holdings Co. Ltd.	196,600	958,582
Yamaha Corp.	36,900	1,749,252
Yamaha Motor Co. Ltd.	77,600	1,109,527
Yamato Holdings Co. Ltd.	84,400	2,234,107
Yamazaki Baking Co. Ltd.	31,700	520,699
Yaskawa Electric Corp.	65,800	2,558,556
Yokogawa Electric Corp.	63,600	935,006
Yokohama Rubber Co. Ltd.	31,200	448,169
Z Holdings Corp.	723,900	5,047,798
Zozo, Inc.	28,600	725,522

TOTAL JAPAN		951,460,414

Luxembourg - 0.2%
ArcelorMittal SA (Netherlands) (a)	195,836	2,657,593
Aroundtown SA	274,227	1,314,881
Eurofins Scientific SA (a)	3,598	2,865,403
SES SA (France) (depositary receipt)	104,165	831,498
Tenaris SA	128,644	613,893

TOTAL LUXEMBOURG		8,283,268

Multi-National - 0.1%
HK Electric Investments & HK Electric Investments Ltd. unit	704,000	716,486
HKT Trust/HKT Ltd. unit	1,012,000	1,307,996

TOTAL MULTI-NATIONAL		2,024,482

Netherlands - 5.3%
ABN AMRO Group NV GDR (a)(b)	117,048	960,510
Adyen BV (a)(b)	4,938	8,299,514
AEGON NV	477,814	1,285,328
AerCap Holdings NV (a)	34,686	861,253
Airbus Group NV	160,288	11,727,646
Akzo Nobel NV	52,681	5,074,052
Altice Europe NV Class A (a)	166,146	818,320
Argenx SE (a)(c)	12,182	3,039,918
ASML Holding NV (Netherlands)	115,922	41,940,940
CNH Industrial NV	279,706	2,169,559
EXOR NV	29,016	1,507,189
Ferrari NV	34,339	6,124,915
Fiat Chrysler Automobiles NV (Italy)	300,040	3,683,813
Heineken Holding NV	31,541	2,437,316
Heineken NV (Bearer)	70,700	6,274,366
ING Groep NV (Certificaten Van Aandelen)	1,063,688	7,285,967
Koninklijke Ahold Delhaize NV	300,008	8,242,448
Koninklijke DSM NV	46,955	7,516,610
Koninklijke KPN NV	979,512	2,645,448
Koninklijke Philips Electronics NV	249,396	11,551,219
NN Group NV	78,684	2,743,681
Prosus NV	132,853	13,263,511
QIAGEN NV (Germany) (a)	62,329	2,959,554
Randstad NV	32,688	1,633,587
STMicroelectronics NV (France)	173,788	5,301,268
Takeaway.com Holding BV (a)(b)	34,505	3,838,590
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (c)	36,949	1,501,840
Unilever NV	397,805	22,493,389
Vopak NV	18,783	976,309
Wolters Kluwer NV	74,409	6,029,834

TOTAL NETHERLANDS		194,187,894

New Zealand - 0.3%
Auckland International Airport Ltd.	344,140	1,591,950
Fisher & Paykel Healthcare Corp.	156,861	3,628,883
Mercury Nz Ltd.	176,366	623,517
Meridian Energy Ltd.	352,575	1,235,715
Ryman Healthcare Group Ltd.	104,958	971,290
Spark New Zealand Ltd.	507,058	1,504,780
The a2 Milk Co. Ltd. (a)	202,452	1,960,378

TOTAL NEW ZEALAND		11,516,513

Norway - 0.5%
Adevinta ASA Class B (a)	64,077	990,018
DNB ASA	258,477	3,484,572
Equinor ASA	273,456	3,473,107
Gjensidige Forsikring ASA	53,162	1,009,597
Mowi ASA	120,491	1,901,397
Norsk Hydro ASA	371,841	1,041,131
Orkla ASA	205,890	1,942,731
Schibsted ASA (B Shares)	26,902	965,430
Telenor ASA	197,387	3,043,514
Yara International ASA	47,347	1,649,047

TOTAL NORWAY		19,500,544

Papua New Guinea - 0.0%
Oil Search Ltd. ADR	526,618	950,792
Portugal - 0.2%
Energias de Portugal SA	758,440	3,738,198
Galp Energia SGPS SA Class B	134,527	1,092,519
Jeronimo Martins SGPS SA	69,009	1,096,265

TOTAL PORTUGAL		5,926,982

Singapore - 1.0%
Ascendas Real Estate Investment Trust	845,976	1,785,112
CapitaLand Ltd.	706,465	1,329,417
CapitaMall Trust	1,248,150	1,582,102
City Developments Ltd.	121,400	563,766
DBS Group Holdings Ltd.	489,077	7,285,222
Genting Singapore Ltd.	1,639,000	773,963
Jardine Cycle & Carriage Ltd.	28,100	365,529
Keppel Corp. Ltd.	400,800	1,287,956
Mapletree Commercial Trust	604,000	761,570
Mapletree Logistics Trust (REIT)	785,600	1,122,225
Mapletree Logistics Trust (REIT) rights 11/10/20 (a)	13,368	0
Oversea-Chinese Banking Corp. Ltd.	900,052	5,551,293
Singapore Airlines Ltd.	362,790	900,306
Singapore Exchange Ltd.	215,000	1,363,607
Singapore Technologies Engineering Ltd.	419,100	1,071,353
Singapore Telecommunications Ltd.	2,234,200	3,321,191
Suntec (REIT)	558,800	548,774
United Overseas Bank Ltd.	320,272	4,450,003
UOL Group Ltd.	132,191	602,553
Venture Corp. Ltd.	73,400	1,034,703
Wilmar International Ltd.	514,300	1,522,611
Yangzijiang Shipbuilding Holdings Ltd.	686,600	462,253

TOTAL SINGAPORE		37,685,509

Spain - 2.2%
ACS Actividades de Construccion y Servicios SA	73,048	1,736,404
Aena Sme SA (a)(b)	18,473	2,487,085
Amadeus IT Holding SA Class A	122,797	5,862,206
Banco Bilbao Vizcaya Argentaria SA	1,819,508	5,249,560
Banco Santander SA (Spain)	4,532,377	9,076,343
Bankinter SA	186,764	699,745
CaixaBank SA	981,710	1,791,219
Cellnex Telecom SA (b)	86,276	5,538,532
Enagas SA	66,429	1,433,602
Endesa SA	86,422	2,315,988
Ferrovial SA	132,288	2,861,836
Gas Natural SDG SA	78,592	1,459,938
Grifols SA (c)	81,512	2,201,495
Iberdrola SA	1,616,423	19,060,991
Inditex SA	297,157	7,333,518
MAPFRE SA (Reg.)	299,537	451,419
Red Electrica Corporacion SA	118,163	2,081,480
Repsol SA	408,192	2,562,658
Siemens Gamesa Renewable Energy SA	63,908	1,810,893
Telefonica SA	1,329,138	4,323,727

TOTAL SPAIN		80,338,639

Sweden - 3.1%
Alfa Laval AB	84,144	1,706,823
ASSA ABLOY AB (B Shares)	273,191	5,855,158
Atlas Copco AB:
(A Shares)	184,760	8,157,894
(B Shares)	103,983	3,988,290
Boliden AB	75,224	2,055,929
Electrolux AB (B Shares)	62,303	1,406,621
Epiroc AB:
Class A	182,044	2,720,922
Class B	103,857	1,489,274
EQT AB	63,849	1,216,578
Ericsson (B Shares)	795,544	8,881,863
Essity AB Class B (c)	165,668	4,801,512
Evolution Gaming Group AB (b)	34,733	2,580,072
H&M Hennes & Mauritz AB (B Shares)	219,450	3,566,087
Hexagon AB (B Shares)	76,851	5,617,177
Husqvarna AB (B Shares)	115,711	1,196,329
ICA Gruppen AB	26,670	1,262,707
Industrivarden AB (C Shares)	42,895	1,097,153
Investor AB (B Shares)	124,044	7,449,554
Kinnevik AB (B Shares)	66,239	2,718,148
Latour Investment AB Class B	39,568	924,012
Lundbergfoeretagen AB	20,466	921,366
Lundin Petroleum AB	49,537	945,547
Nibe Industrier AB (B Shares)	85,452	2,060,820
Sandvik AB	307,706	5,484,887
Securitas AB (B Shares)	83,352	1,179,783
Skandinaviska Enskilda Banken AB (A Shares) (a)	444,103	3,807,995
Skanska AB (B Shares)	90,963	1,710,207
SKF AB (B Shares)	104,209	2,133,741
Svenska Cellulosa AB (SCA) (B Shares)	165,610	2,247,304
Svenska Handelsbanken AB (A Shares) (a)	424,864	3,442,539
Swedbank AB (A Shares) (a)	247,214	3,875,568
Swedish Match Co. AB	44,332	3,340,942
Tele2 AB (B Shares)	133,572	1,584,389
Telia Co. AB	674,565	2,586,550
Volvo AB (B Shares)	405,074	7,882,154

TOTAL SWEDEN		111,895,895

Switzerland - 10.1%
ABB Ltd. (Reg.)	501,782	12,175,752
Adecco SA (Reg.)	42,538	2,087,584
Alcon, Inc. (Switzerland) (a)	134,045	7,616,276
Baloise Holdings AG	12,725	1,738,854
Banque Cantonale Vaudoise	8,194	793,530
Barry Callebaut AG	809	1,670,142
Clariant AG (Reg.)	53,062	909,684
Coca-Cola HBC AG	53,469	1,215,673
Compagnie Financiere Richemont SA Series A	142,128	8,883,540
Credit Suisse Group AG	662,246	6,245,893
Ems-Chemie Holding AG	2,234	1,963,688
Galenica AG	12,581	1,415,268
Geberit AG (Reg.)	10,079	5,737,759
Givaudan SA	2,514	10,242,984
Julius Baer Group Ltd.	61,245	2,734,468
Kuehne & Nagel International AG	14,682	2,931,757
LafargeHolcim Ltd. (Reg.)	142,633	6,120,954
Lindt & Spruengli AG	27	2,335,024
Lindt & Spruengli AG (participation certificate)	303	2,402,323
Logitech International SA (Reg.)	44,859	3,776,776
Lonza Group AG	20,287	12,292,100
Nestle SA (Reg. S)	810,103	91,118,715
Novartis AG	604,596	47,111,685
Partners Group Holding AG	5,097	4,594,776
Roche Holding AG (participation certificate)	191,360	61,490,003
Schindler Holding AG:
(participation certificate)	11,126	2,845,354
(Reg.)	5,402	1,386,805
SGS SA (Reg.)	1,650	4,122,526
Siemens Energy AG (a)	104,609	2,290,458
Sika AG	38,623	9,506,746
Sonova Holding AG Class B	14,941	3,543,996
Straumann Holding AG	2,824	2,944,265
Swatch Group AG (Bearer)	7,870	1,664,634
Swatch Group AG (Bearer) (Reg.)	14,544	593,846
Swiss Life Holding AG	8,740	2,937,639
Swiss Prime Site AG	20,858	1,753,805
Swiss Re Ltd.	80,383	5,762,995
Swisscom AG	7,081	3,600,927
Temenos Group AG	18,157	1,949,261
UBS Group AG	999,106	11,598,760
Zurich Insurance Group Ltd.	40,965	13,606,347

TOTAL SWITZERLAND		369,713,572

United Kingdom - 12.2%
3i Group PLC	265,744	3,308,448
Admiral Group PLC	51,188	1,823,636
Anglo American PLC (United Kingdom)	334,639	7,852,002
Antofagasta PLC	105,229	1,403,457
Ashtead Group PLC	122,627	4,448,172
Associated British Foods PLC	97,408	2,142,110
AstraZeneca PLC (United Kingdom)	357,475	35,892,457
Auto Trader Group PLC (b)	266,353	2,002,557
Aveva Group PLC	17,305	961,759
Aviva PLC	1,071,837	3,575,194
BAE Systems PLC	877,419	4,510,279
Barclays PLC (a)	4,727,397	6,552,527
Barratt Developments PLC	279,228	1,745,395
Berkeley Group Holdings PLC	33,624	1,767,225
BHP Billiton PLC	575,538	11,149,529
BP PLC	5,522,496	14,086,147
British American Tobacco PLC (United Kingdom)	624,872	19,805,565
British Land Co. PLC	243,708	1,100,613
BT Group PLC	2,430,533	3,192,838
Bunzl PLC	91,934	2,858,412
Burberry Group PLC	110,653	1,943,379
Coca-Cola European Partners PLC	56,331	2,011,580
Compass Group PLC	486,623	6,660,773
Croda International PLC	35,249	2,755,431
Diageo PLC	636,829	20,580,963
Direct Line Insurance Group PLC	374,537	1,278,535
Evraz PLC	134,994	628,711
GlaxoSmithKline PLC	1,367,175	22,829,767
Halma PLC	104,010	3,190,761
Hargreaves Lansdown PLC	88,916	1,557,954
Hikma Pharmaceuticals PLC	46,225	1,503,101
HSBC Holdings PLC (United Kingdom)	5,547,700	23,248,161
Imperial Brands PLC	258,312	4,096,033
Informa PLC	411,434	2,227,993
InterContinental Hotel Group PLC	47,554	2,412,499
Intertek Group PLC	44,080	3,181,926
J Sainsbury PLC	489,271	1,277,843
John David Group PLC	120,106	1,153,287
Johnson Matthey PLC	51,782	1,441,626
Kingfisher PLC	576,468	2,143,878
Land Securities Group PLC	187,734	1,238,665
Legal & General Group PLC	1,628,468	3,898,689
Lloyds Banking Group PLC	19,292,557	7,024,558
London Stock Exchange Group PLC	86,190	9,291,103
M&G PLC	695,699	1,321,724
Melrose Industries PLC	1,326,826	2,056,668
Mondi PLC	132,798	2,516,942
National Grid PLC	956,317	11,385,571
Next PLC	36,360	2,750,896
NMC Health PLC (a)	55,366	15,170
Ocado Group PLC (a)	124,724	3,677,559
Pearson PLC (c)	200,731	1,326,185
Persimmon PLC	87,250	2,640,436
Prudential PLC	710,914	8,694,836
Reckitt Benckiser Group PLC	193,520	17,046,894
RELX PLC (London Stock Exchange)	526,377	10,416,349
Rentokil Initial PLC (a)	507,258	3,456,623
Rio Tinto PLC	305,669	17,289,075
Rolls-Royce Holdings PLC (c)	515,776	476,552
Rolls-Royce Holdings PLC rights 11/6/20 (a)(c)	1,719,253	868,644
Royal Bank of Scotland Group PLC	1,293,188	2,080,754
Royal Dutch Shell PLC:
Class A (United Kingdom)	1,107,319	13,929,511
Class B (United Kingdom)	1,020,555	12,307,220
RSA Insurance Group PLC	276,159	1,515,488
Sage Group PLC	298,406	2,457,134
Schroders PLC	33,295	1,127,514
Scottish & Southern Energy PLC	283,590	4,610,755
Segro PLC	325,591	3,804,664
Severn Trent PLC	63,581	2,001,571
Smith & Nephew PLC	238,682	4,144,508
Smiths Group PLC	108,620	1,870,835
Spirax-Sarco Engineering PLC	20,076	2,933,754
St. James's Place Capital PLC	147,516	1,718,434
Standard Chartered PLC (United Kingdom)	732,918	3,340,324
Standard Life PLC	626,057	1,820,823
Taylor Wimpey PLC	971,554	1,331,650
Tesco PLC	2,669,671	7,105,458
Unilever PLC	318,229	18,156,180
United Utilities Group PLC	186,803	2,089,456
Vodafone Group PLC	7,294,631	9,730,812
Whitbread PLC	55,404	1,541,028
WM Morrison Supermarkets PLC	646,631	1,364,630

TOTAL UNITED KINGDOM		444,678,165

TOTAL COMMON STOCKS
(Cost $3,264,070,128)		3,563,209,003

Nonconvertible Preferred Stocks - 0.6%
Germany - 0.6%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	15,502	801,616
Fuchs Petrolub AG	19,198	987,818
Henkel AG & Co. KGaA	49,496	4,814,554
Porsche Automobil Holding SE (Germany)	41,906	2,245,068
Sartorius AG (non-vtg.)	9,700	4,105,368
Volkswagen AG	50,473	7,353,801
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $18,657,036)		20,308,225
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.13% 11/5/20(d)
(Cost $2,429,964)	2,430,000	2,429,985
	Shares	Value

Money Market Funds - 1.6%
Fidelity Cash Central Fund 0.10%(e)	40,277,474	40,285,529
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	19,213,191	19,215,112
TOTAL MONEY MARKET FUNDS
(Cost $59,500,641)		59,500,641
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $3,344,657,769)		3,645,447,854
NET OTHER ASSETS (LIABILITIES) - 0.3%		12,473,165
NET ASSETS - 100%		$3,657,921,019

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	831	Dec. 2020	$74,121,045	$(3,715,948)	$(3,715,948)

The notional amount of futures purchased as a percentage of Net Assets is 2.0%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $65,595,725 or 1.8% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,429,985.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$611,415
Fidelity Securities Lending Cash Central Fund	530,858
Total	$1,142,273

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$204,562,485	$48,865,744	$155,696,741	$--
Consumer Discretionary	437,559,713	175,585,501	261,974,212	--
Consumer Staples	421,718,490	128,683,303	293,035,187	--
Energy	96,297,465	12,304,667	83,992,798	--
Financials	552,556,745	195,226,765	357,329,980	--
Health Care	495,270,801	80,066,345	415,204,456	--
Industrials	547,266,670	216,045,526	331,221,144	--
Information Technology	300,975,388	62,194,082	238,781,306	--
Materials	271,589,204	121,733,769	149,855,435	--
Real Estate	111,642,328	45,835,420	65,806,908	--
Utilities	144,077,939	96,002,800	48,075,139	--
Government Obligations	2,429,985	--	2,429,985	--
Money Market Funds	59,500,641	59,500,641	--	--
Total Investments in Securities:	$3,645,447,854	$ 1,242,044,563	$2,403,403,291	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(3,715,948)	$(3,715,948)	$--	$--
Total Liabilities	$(3,715,948)	$(3,715,948)	$--	$--
Total Derivative Instruments:	$(3,715,948)	$(3,715,948)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(3,715,948)
Total Equity Risk	0	(3,715,948)
Total Value of Derivatives	$0	$(3,715,948)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $18,177,638) — See accompanying schedule: Unaffiliated issuers (cost $3,285,157,128)	$3,585,947,213
Fidelity Central Funds (cost $59,500,641)	59,500,641
Total Investment in Securities (cost $3,344,657,769)		$3,645,447,854
Segregated cash with brokers for derivative instruments		4,556,221
Foreign currency held at value (cost $796,596)		792,439
Receivable for investments sold		450,209
Receivable for fund shares sold		822,255
Dividends receivable		31,000,809
Interest receivable		2,119
Distributions receivable from Fidelity Central Funds		43,366
Prepaid expenses		6,527
Receivable from investment adviser for expense reductions		41,376
Other receivables		510
Total assets		3,683,163,685
Liabilities
Payable for investments purchased	$451,695
Payable for fund shares redeemed	4,760,836
Accrued management fee	109,655
Payable for daily variation margin on futures contracts	448,129
Other payables and accrued expenses	255,328
Collateral on securities loaned	19,217,023
Total liabilities		25,242,666
Net Assets		$3,657,921,019
Net Assets consist of:
Paid in capital		$3,945,977,801
Total accumulated earnings (loss)		(288,056,782)
Net Assets		$3,657,921,019
Net Asset Value, offering price and redemption price per share ($3,657,921,019 ÷ 331,444,610 shares)		$11.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$138,087,822
Interest		24,520
Income from Fidelity Central Funds (including $530,858 from security lending)		1,142,273
Income before foreign taxes withheld		139,254,615
Less foreign taxes withheld		(8,256,297)
Total income		130,998,318
Expenses
Management fee	$1,814,639
Custodian fees and expenses	631,554
Independent trustees' fees and expenses	18,448
Registration fees	76,348
Audit	55,413
Legal	10,483
Interest	34,290
Miscellaneous	35,350
Total expenses before reductions	2,676,525
Expense reductions	(804,903)
Total expenses after reductions		1,871,622
Net investment income (loss)		129,126,696
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(357,789,380)
Fidelity Central Funds	5,819
Foreign currency transactions	3,580,114
Futures contracts	6,037,598
Total net realized gain (loss)		(348,165,849)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(341,821,826)
Fidelity Central Funds	641
Assets and liabilities in foreign currencies	1,197,882
Futures contracts	(5,229,782)
Total change in net unrealized appreciation (depreciation)		(345,853,085)
Net gain (loss)		(694,018,934)
Net increase (decrease) in net assets resulting from operations		$(564,892,238)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$129,126,696	$233,297,918
Net realized gain (loss)	(348,165,849)	(270,294,820)
Change in net unrealized appreciation (depreciation)	(345,853,085)	773,698,887
Net increase (decrease) in net assets resulting from operations	(564,892,238)	736,701,985
Distributions to shareholders	(205,960,432)	(216,059,751)
Share transactions
Proceeds from sales of shares	2,458,344,434	1,167,868,158
Reinvestment of distributions	201,549,942	90,028,249
Cost of shares redeemed	(4,721,154,030)	(3,173,000,195)
Net increase (decrease) in net assets resulting from share transactions	(2,061,259,654)	(1,915,103,788)
Total increase (decrease) in net assets	(2,832,112,324)	(1,394,461,554)
Net Assets
Beginning of period	6,490,033,343	7,884,494,897
End of period	$3,657,921,019	$6,490,033,343
Other Information
Shares
Sold	224,395,398	104,064,167
Issued in reinvestment of distributions	16,753,944	8,501,251
Redeemed	(442,136,418)	(279,539,272)
Net increase (decrease)	(200,987,076)	(166,973,854)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International Index Fund

Years ended October 31,	2020	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.19	$11.27	$12.40	$10.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.28	.38	.37	.33	.25
Net realized and unrealized gain (loss)	(1.04)	.85	(1.24)	2.02	(.06)
Total from investment operations	(.76)	1.23	(.87)	2.35	.19
Distributions from net investment income	(.39)	(.31)	(.20)	(.12)	–
Distributions from net realized gain	–	–	(.06)	(.03)	–
Total distributions	(.39)	(.31)	(.26)	(.14)C	–
Net asset value, end of period	$11.04	$12.19	$11.27	$12.40	$10.19
Total ReturnD,E	(6.51)%	11.36%	(7.14)%	23.41%	1.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	.05%	.11%	.13%	.12%	.21%H
Expenses net of fee waivers, if any	.04%	.05%	.05%	.05%	.07%H
Expenses net of all reductions	.04%	.05%	.05%	.05%	.07%H
Net investment income (loss)	2.51%	3.35%	2.98%	2.89%	3.02%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,657,921	$6,490,033	$7,884,495	$6,365,867	$1,623,150
Portfolio turnover rateI	16%	4%	7%	2%	1%H

 A For the period January 5, 2016 (commencement of operations) to October 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity SAI International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$819,808,711
Gross unrealized depreciation	(541,294,657)
Net unrealized appreciation (depreciation)	$278,514,054
Tax Cost	$3,366,933,800

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$69,602,709
Capital loss carryforward	$(637,214,270)
Net unrealized appreciation (depreciation) on securities and other investments	$279,554,779

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(207,709,218)
Long-term	(429,505,052)
Total no expiration	$(637,214,270)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$205,960,432	$216,059,751

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Index Fund	780,303,001	2,896,370,000

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .04% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Index Fund	Borrower	$35,215,734.44%		$34,190

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity SAI International Index Fund	$12,883

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Index Fund	$295	$–	$–

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Index Fund	$2,140,000.56%		$100

10. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .035% of average net assets. This reimbursement will remain in place through February 28, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $804,903.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period January 5, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period January 5, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel,each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity SAI International Index Fund	.04%
Actual		$1,000.00	$1,094.20	$.21
Hypothetical-C		$1,000.00	$1,024.94	$.20

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 98% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.4246 and $0.0356 for the dividend paid December 9, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's and Geode's investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one- and three-year periods. Due to the characteristics of the fund, no peer group performance information was considered by the Board. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity SAI International Index Fund

The Board considered that (i) effective July 1, 2016, the fund's management fee rate was reduced from 0.10% to 0.05%, and (ii) effective August 1, 2019, the fund's management fee rate was further reduced from 0.05% to 0.035%. The Board considered that the chart below reflects the fund's lower management fee rates for 2016 and 2019, as if the lower fee rates were in effect for the entire period.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

At its September 2020 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective October 1, 2020) that lowered the sub-advisory fee rate that FMR pays to Geode.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2019.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.035% through February 28, 2021.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SV7-ANN-1220
1.9879602.104

Fidelity® SAI Emerging Markets Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity® SAI Emerging Markets Index Fund	8.19%	10.06%

 A From January 5, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Emerging Markets Index Fund on January 5, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$15,882	Fidelity® SAI Emerging Markets Index Fund
$16,119	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2020, the fund gained 8.19%, compared with the 8.27% advance of the benchmark MSCI Emerging Markets Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) Individually, Chinese e-commerce and cloud-computing company Alibaba Group (+73%) was the top contributor, driven by favorable quarterly financial results announced in mid-August. Chinese entertainment conglomerate Tencent Holdings (+86%) also added value after generating strong earnings and revenue growth during the past 12 months. Another key contributor was Taiwan Semiconductor Manufacturing Co., whose shares rose 57%, aided by strong customer demand for chip manufacturing services among global technology companies. Other notable contributors included Chinese stocks Meituan (+208%), a shopping platform, and JD.com (+161%), an e-commerce group, both of which benefited from strong demand amid consumers' transition to working and shopping from home. On the negative side, several of the biggest individual detractors were firms based in Brazil, where a severe coronavirus outbreak caused a steep drop in the country's stock market in early 2020. Specifically, banks Itau Unibanco (-53%) and Bradesco (-55%) were notable underperformers, as was an investment in state-owned energy company Petrobras. Weak energy pricing hurt the latter, as it also did for Russian natural gas producer Gazprom (-48%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Cayman Islands	28.0%
Taiwan	12.1%
Korea (South)	11.7%
China	11.5%
India	7.9%
Brazil	4.3%
South Africa	3.4%
United States of America	2.8%
Saudi Arabia	2.6%
Other*	15.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	8.6
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	6.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	5.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.6
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	2.0
Naspers Ltd. Class N (South Africa, Internet & Direct Marketing Retail)	1.3
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.2
JD.com, Inc. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.0
China Construction Bank Corp. (H Shares) (China, Banks)	1.0
Ping An Insurance Group Co. of China Ltd. (H Shares) (China, Insurance)	1.0
31.9

Top Market Sectors as of October 31, 2020

% of fund's net assets
Consumer Discretionary	20.3
Information Technology	17.9
Financials	17.2
Communication Services	13.2
Materials	6.5
Consumer Staples	6.1
Energy	4.8
Industrials	3.1
Health Care	4.4
Real Estate	2.1

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
Argentina - 0.0%
Telecom Argentina SA Class B sponsored ADR (a)	47,998	$307,667
YPF SA Class D sponsored ADR (b)	92,617	298,227

TOTAL ARGENTINA		605,894

Bailiwick of Jersey - 0.1%
Polymetal International PLC	125,818	2,651,809
Bermuda - 0.7%
Alibaba Health Information Technology Ltd. (b)	1,733,000	4,526,701
Alibaba Pictures Group Ltd. (b)	6,340,000	825,979
Beijing Enterprises Water Group Ltd.	2,584,000	979,937
Brilliance China Automotive Holdings Ltd.	1,630,000	1,406,604
China Gas Holdings Ltd.	1,394,700	4,272,702
China Resource Gas Group Ltd.	494,000	2,141,038
Cosco Shipping Ports Ltd.	938,473	548,376
Credicorp Ltd. (United States)	36,364	4,170,224
GOME Electrical Appliances Holdings Ltd. (a)(b)	5,235,000	580,729
Haier Electronics Group Co. Ltd.	685,000	2,597,743
Kunlun Energy Co. Ltd.	2,081,000	1,342,148
Luye Pharma Group Ltd. (c)	952,000	550,140
Neo-China Group (Holdings) Ltd.	32,448	3,014
Nine Dragons Paper (Holdings) Ltd.	889,000	1,181,129
Shenzhen International Holdings Ltd.	570,912	886,653

TOTAL BERMUDA		26,013,117

Brazil - 3.2%
Ambev SA	2,532,898	5,376,606
Atacadao SA	216,700	696,785
B2W Companhia Global do Varejo (b)	119,464	1,566,495
Banco Bradesco SA	744,196	2,356,598
Banco do Brasil SA	459,605	2,386,955
Banco Santander SA (Brasil) unit	222,100	1,240,566
BB Seguridade Participacoes SA	372,958	1,539,164
BM&F BOVESPA SA	1,101,080	9,796,205
Brasil Foods SA (b)	301,569	881,905
BTG Pactual Participations Ltd. unit	122,600	1,549,072
CCR SA	639,512	1,243,816
Centrais Eletricas Brasileiras SA (Electrobras)	158,497	857,957
Cielo SA	633,531	372,084
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	86,100	929,582
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	178,100	1,319,156
Companhia Siderurgica Nacional SA (CSN)	372,500	1,333,429
Cosan SA Industria e Comercio	85,400	967,270
CPFL Energia SA	124,500	604,713
Drogasil SA	578,700	2,426,567
Energisa SA unit	98,000	716,817
ENGIE Brasil Energia SA	114,820	798,224
Equatorial Energia SA	484,900	1,684,235
Hapvida Participacoes e Investimentos SA (c)	119,100	1,336,099
Hypermarcas SA	201,200	978,308
IRB Brasil Resseguros SA	509,460	545,157
JBS SA	582,200	1,973,491
Klabin SA unit	367,600	1,520,896
Kroton Educacional SA	931,882	696,725
Localiza Rent A Car SA	323,511	3,421,195
Lojas Renner SA	427,594	2,790,787
Magazine Luiza SA	1,567,708	6,729,346
Multiplan Empreendimentos Imobiliarios SA	146,819	485,392
Natura & Co. Holding SA	477,126	3,833,339
Notre Dame Intermedica Participacoes SA	257,200	2,947,202
Petrobras Distribuidora SA	413,700	1,382,857
Petroleo Brasileiro SA - Petrobras (ON)	1,979,808	6,555,713
Porto Seguro SA	52,300	432,222
Rumo SA (b)	684,500	2,187,842
Sul America SA unit	156,552	1,091,072
Suzano Papel e Celulose SA (b)	400,512	3,493,517
TIM SA	458,200	946,273
Ultrapar Participacoes SA	388,038	1,107,724
Vale SA	1,976,306	20,855,066
Via Varejo SA (b)	684,700	2,047,674
Weg SA	450,240	5,950,156

TOTAL BRAZIL		113,952,254

Cayman Islands - 28.0%
3SBio, Inc. (b)(c)	689,000	640,786
51job, Inc. sponsored ADR (b)	14,436	1,011,964
AAC Technology Holdings, Inc.	387,133	2,039,908
Agile Property Holdings Ltd.	634,000	866,869
Airtac International Group	66,000	1,771,750
AK Medical Holdings Ltd. (c)	210,000	468,081
Alibaba Group Holding Ltd. sponsored ADR (b)	1,003,423	305,732,940
Anta Sports Products Ltd.	578,000	6,359,678
Autohome, Inc. ADR Class A (a)	32,008	3,058,364
Baidu.com, Inc. sponsored ADR (b)	145,847	19,404,943
Baozun, Inc. sponsored ADR (a)(b)	30,787	1,126,496
Best, Inc. ADR (a)(b)	114,766	294,949
Bilibili, Inc. ADR (b)	63,091	2,818,275
Bosideng International Holdings Ltd.	1,728,000	755,617
Chailease Holding Co. Ltd.	663,985	3,214,440
China Aoyuan Group Ltd.	650,000	608,707
China Conch Venture Holdings Ltd.	874,100	3,884,263
China East Education Holdings Ltd. (c)	285,500	548,720
China Education Group Holdings Ltd.	381,000	632,993
China Feihe Ltd. (c)	622,000	1,410,482
China Hongqiao Group Ltd.	928,700	670,844
China Huishan Dairy Holdings Co. Ltd. (d)	2,302,000	62,357
China Liansu Group Holdings Ltd.	590,000	952,828
China Literature Ltd. (b)(c)	162,300	1,329,384
China Medical System Holdings Ltd.	719,000	753,084
China Mengniu Dairy Co. Ltd.	1,470,000	6,911,512
China Overseas Property Holdings Ltd.	685,000	495,692
China Resources Cement Holdings Ltd.	1,294,000	1,689,169
China Resources Land Ltd.	1,714,812	6,978,693
China State Construction International Holdings Ltd.	1,083,500	749,121
China Yuhua Education Corp. Ltd. (c)	582,000	460,195
CIFI Holdings Group Co. Ltd.	1,688,814	1,165,450
Country Garden Holdings Co. Ltd.	4,089,719	5,032,689
Country Garden Services Holdings Co. Ltd.	736,000	4,618,691
Ctrip.com International Ltd. ADR (b)	253,614	7,293,939
Dali Foods Group Co. Ltd. (c)	1,114,300	689,925
ENN Energy Holdings Ltd.	421,043	5,319,724
Evergrande Real Estate Group Ltd.	989,000	1,964,605
Future Land Development Holding Ltd.	1,164,000	870,842
GDS Holdings Ltd. ADR (a)(b)	42,170	3,543,967
Geely Automobile Holdings Ltd.	3,148,517	6,465,578
Genscript Biotech Corp.	556,000	770,260
Greentown Service Group Co. Ltd.	776,000	849,821
GSX Techedu, Inc. ADR (a)(b)	41,199	2,736,438
Haidilao International Holding Ltd. (c)	421,000	2,780,419
Haitian International Holdings Ltd.	341,000	844,528
Hansoh Pharmaceutical Group Co. Ltd. (b)(c)	630,000	2,807,675
Hengan International Group Co. Ltd.	351,400	2,436,343
Huazhu Group Ltd. ADR	84,270	3,339,620
Hutchison China Meditech Ltd. sponsored ADR (b)	36,729	1,081,302
HUYA, Inc. ADR (a)(b)	34,281	767,894
Innovent Biologics, Inc. (b)(c)	503,000	3,711,267
iQIYI, Inc. ADR (a)(b)	121,011	2,988,972
JD.com, Inc. sponsored ADR (b)	454,844	37,078,883
Kaisa Group Holdings Ltd.	1,276,000	592,531
KE Holdings, Inc. ADR (b)	48,941	3,413,635
Kingboard Chemical Holdings Ltd.	357,900	1,209,543
Kingboard Laminates Holdings Ltd.	581,000	924,804
Kingdee International Software Group Co. Ltd.	1,246,000	3,270,700
Kingsoft Corp. Ltd.	440,000	2,349,694
Koolearn Technology Holding Ltd. (b)(c)	122,000	394,208
KWG Living Group Holdings Ltd.	328,250	257,434
KWG Property Holding Ltd.	680,500	898,848
Lee & Man Paper Manufacturing Ltd.	720,000	543,309
Li Ning Co. Ltd.	1,121,500	5,786,520
Lijun International Pharmaceutical Holding Ltd.	782,000	426,683
Logan Property Holdings Co. Ltd.	738,000	1,153,765
Longfor Properties Co. Ltd. (c)	960,700	5,248,068
Meituan Class B (b)	1,903,500	70,762,812
Momo, Inc. ADR	81,488	1,222,320
NetEase, Inc. ADR	220,146	19,106,471
New Oriental Education & Technology Group, Inc. sponsored ADR (b)	76,037	12,194,814
NIO, Inc. sponsored ADR (a)(b)	570,714	17,452,434
Noah Holdings Ltd. sponsored ADR (b)	18,613	490,080
Pinduoduo, Inc. ADR (b)	145,115	13,057,448
Ping An Healthcare and Technology Co. Ltd. (b)(c)	276,700	3,569,171
Semiconductor Manufacturing International Corp. (b)	1,893,100	5,584,895
Shenzhou International Group Holdings Ltd.	442,000	7,634,157
Shimao Property Holdings Ltd.	660,200	2,329,116
Silergy Corp.	39,000	2,399,245
SINA Corp. (b)	30,651	1,313,395
Sino Biopharmaceutical Ltd.	5,523,750	5,571,845
SOHO China Ltd. (b)	1,083,000	289,173
Sunac China Holdings Ltd.	1,366,000	5,039,355
Sunny Optical Technology Group Co. Ltd.	380,800	6,297,138
TAL Education Group ADR (b)	202,094	13,431,167
Tencent Holdings Ltd.	3,061,800	233,938,831
Tencent Music Entertainment Group ADR (b)	195,732	2,912,492
Tingyi (Cayman Islands) Holding Corp.	1,051,000	1,919,659
Tongcheng-Elong Holdings Ltd. (b)	462,800	767,702
Topsports International Holdings Ltd. (c)	683,000	933,866
Uni-President China Holdings Ltd.	695,000	600,645
Vinda International Holdings Ltd.	192,000	507,707
Vipshop Holdings Ltd. ADR (b)	236,568	5,062,555
Want Want China Holdings Ltd.	2,659,418	1,756,365
Weibo Corp. sponsored ADR (a)(b)	30,288	1,258,466
Wuxi Biologics (Cayman), Inc. (b)(c)	544,000	15,199,020
Xiaomi Corp. Class B (b)(c)	5,619,800	15,982,909
Xinyi Solar Holdings Ltd.	2,162,680	3,933,413
XPeng, Inc. ADR (a)(b)	55,744	1,080,319
Yihai International Holding Ltd.	252,000	3,335,079
Yuzhou Properties Co.	956,329	368,839
YY, Inc. ADR	31,004	2,833,146
Zai Lab Ltd. ADR (b)	36,621	3,004,753
Zhen Ding Technology Holding Ltd.	313,000	1,323,814
Zhenro Properties Group Ltd.	828,000	477,415
Zhongsheng Group Holdings Ltd. Class H	308,100	2,189,785
ZTO Express, Inc. sponsored ADR	217,717	6,309,439

TOTAL CAYMAN ISLANDS		996,772,933

Chile - 0.4%
Aguas Andinas SA	1,337,442	347,410
Banco de Chile	24,358,838	1,880,541
Banco de Credito e Inversiones	28,119	880,005
Banco Santander Chile	35,417,046	1,239,803
Cencosud SA	771,443	1,072,419
Cencosud Shopping SA	270,764	357,844
Colbun SA	4,373,473	660,008
Compania Cervecerias Unidas SA	75,537	420,030
Compania de Petroleos de Chile SA (COPEC)	211,438	1,613,196
Empresa Nacional de Telecomunicaciones SA (ENTEL)	82,317	463,979
Empresas CMPC SA	623,602	1,296,799
Enel Chile SA	14,951,583	1,003,282
Enersis SA	18,327,812	2,431,700
S.A.C.I. Falabella	409,038	1,121,377

TOTAL CHILE		14,788,393

China - 11.5%
A-Living Services Co. Ltd. (H Shares) (c)	232,500	974,686
Accelink Technologies Co. Ltd. (A Shares)	25,000	117,533
Addsino Co. Ltd. (A Shares)	52,100	156,958
AECC Aero-Engine Control Co. Ltd. (A Shares)	36,800	98,486
Agricultural Bank of China Ltd.:
(A Shares)	1,552,800	731,436
(H Shares)	15,819,297	5,346,218
Aier Eye Hospital Group Co. Ltd. (A Shares)	126,355	1,178,303
Air China Ltd.:
(A Shares)	59,300	60,281
(H Shares)	1,148,000	740,406
Aisino Co. Ltd. (A Shares)	64,100	149,089
Aluminum Corp. of China Ltd.:
(A shares) (b)	1,314,300	565,051
(H Shares) (b)	706,000	154,205
Angang Steel Co. Ltd. (A Shares)	230,900	91,223
Angel Yeast Co. Ltd. (A Shares)	26,700	211,059
Anhui Conch Cement Co. Ltd.:
(A Shares)	47,600	362,884
(H Shares)	752,400	4,692,491
Anhui Gujing Distillery Co. Ltd.:
(A Shares)	24,000	755,310
(B Shares)	3,800	43,237
Anhui Kouzi Distillery Co. Ltd. (A Shares)	19,600	160,830
Apeloa Pharmaceutical Co. Ltd. A Shares	38,700	118,382
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	7,500	308,148
Autobio Diagnostics Co. Ltd.	9,500	247,859
AVIC Aircraft Co. Ltd. (A Shares)	88,200	319,886
AVIC Aviation Engine Corp. PLC (A Shares)	69,100	378,097
AVIC Capital Co. Ltd. (A Shares)	306,100	200,551
AVIC Electromechanical Systems Co. Ltd. (A Shares)	117,100	185,370
AVIC Jonhon OptronicTechnology Co. Ltd.	36,400	302,004
AVIC Shenyang Aircraft Co. Ltd. (A Shares)	36,900	286,305
AviChina Industry & Technology Co. Ltd. (H Shares)	1,331,000	685,029
BAIC BluePark New Energy Technology Co. Ltd. (A Shares) (b)	111,800	111,313
Baic Motor Corp. Ltd. (H Shares) (c)	935,200	345,008
Bank Communications Co. Ltd.:
(A Shares)	1,101,600	746,234
(H Shares)	4,930,176	2,422,957
Bank of Beijing Co. Ltd. (A Shares)	603,525	421,560
Bank of Chengdu Co. Ltd. (A Shares)	120,100	186,062
Bank of China Ltd.:
(A Shares)	539,200	256,423
(H Shares)	43,296,464	13,675,679
Bank of Hangzhou Co. Ltd. (A Shares)	200,600	389,417
Bank of Jiangsu Co. Ltd. (A Shares)	421,803	379,227
Bank of Nanjing Co. Ltd. (A Shares)	245,800	281,413
Bank of Ningbo Co. Ltd. (A Shares)	185,200	942,067
Bank of Shanghai Co. Ltd. (A Shares)	418,080	491,024
Baoshan Iron & Steel Co. Ltd. (A Shares)	534,000	426,921
BBMG Corp. (A Shares)	326,200	147,029
Beijing Capital Development Co. Ltd. (A Shares)	112,200	103,641
Beijing Capital International Airport Co. Ltd. (H Shares)	981,000	598,533
Beijing Dabeinong Technology Group Co. Ltd. (A Shares)	133,800	166,201
Beijing E-Hualu Information Technology Co. Ltd. (A Shares)	23,400	111,283
Beijing Enlight Media Co. Ltd. (A Shares)	95,900	174,497
Beijing Kunlun Tech Co. Ltd. (A Shares)	37,400	137,610
Beijing New Building Materials PLC (A Shares)	54,700	283,102
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)	71,100	395,252
Beijing Originwater Technology Co. Ltd. (A Shares)	104,600	121,572
Beijing Shiji Information Technology Co. Ltd. (A Shares)	29,600	163,820
Beijing Shunxin Agriculture Co. Ltd.	23,800	195,815
Beijing Sinnet Technology Co. Ltd. (A Shares)	50,100	143,305
Beijing Thunisoft Corp. Ltd. (A Shares)	29,100	101,745
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)	39,640	204,708
Beijing Tongrentang Co. Ltd. (A Shares)	44,800	180,520
Beijing Yanjing Brewery Co. Ltd. (A Shares)	114,100	148,485
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	294,500	245,905
Betta Pharmaceuticals Co. Ltd. (A Shares)	13,000	208,895
BGI Genomics Co. Ltd.	12,700	283,850
BOE Technology Group Co. Ltd. (A Shares)	1,035,000	733,929
Bohai Leasing Co. Ltd. (A shares) (b)	239,700	91,194
BTG Hotels Group Co. Ltd.	32,800	85,086
By-Health Co. Ltd. (A Shares)	50,700	196,328
BYD Co. Ltd.:
(A Shares)	44,000	1,050,991
(H Shares)	355,800	7,192,432
C&S Paper Co. Ltd. (A Shares)	42,800	129,699
Caitong Securities Co. Ltd.	115,800	223,032
Cansino Biologics, Inc. (H Shares) (b)(c)	31,800	618,977
Centre Testing International Group Co. Ltd. (A Shares)	32,300	130,393
CGN Power Co. Ltd. (H Shares) (c)	5,132,447	1,098,983
Chacha Food Co. Ltd. (A Shares)	16,500	146,779
Changchun High & New Technology Industry Group, Inc. (A Shares)	12,500	701,236
Changjiang Securities Co. Ltd. (A Shares)	190,400	214,789
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	9,500	230,883
Chaozhou Three-Circle Group Co. (A Shares)	58,400	271,456
Chengdu Kanghong Pharmaceutical Group Co. Ltd. (A Shares)	26,300	167,217
Chengdu Xingrong Environment Co. Ltd. (A Shares)	115,700	86,182
China Aerospace Times Electronics Co. Ltd. (A Shares)	89,300	88,452
China Avionics Systems Co. Ltd. (A Shares)	42,800	103,066
China Cinda Asset Management Co. Ltd. (H Shares)	4,945,000	924,895
China CITIC Bank Corp. Ltd. (H Shares)	5,177,051	2,103,542
China Communications Construction Co. Ltd.:
(A Shares)	53,900	59,715
(H Shares)	2,671,000	1,395,363
China Communications Services Corp. Ltd. (H Shares)	1,312,000	761,561
China Construction Bank Corp. (H Shares)	51,805,000	35,699,516
China Eastern Airlines Corp. Ltd.:
(A Shares)	39,700	27,297
(H Shares)	1,352,000	537,138
China Enterprise Co. Ltd. (A Shares)	153,300	89,959
China Everbright Bank Co. Ltd.:
(A Shares)	2,071,900	1,214,894
(H Shares)	343,000	118,573
China Film Co. Ltd. (A Shares)	59,000	111,788
China Fortune Land Development Co. Ltd. (A Shares)	141,150	297,800
China Galaxy Securities Co. Ltd.:
(A Shares)	255,900	450,695
(H Shares)	1,470,500	804,246
China Gezhouba Group Co. Ltd. (A Shares)	171,900	179,052
China Great Wall Securities Co. Ltd. (A Shares)	72,900	135,349
China Greatwall Technology Group Co. Ltd. (A Shares)	94,500	214,649
China Huarong Asset Management Co. Ltd. (c)	5,444,000	568,802
China International Capital Corp. Ltd. (H Shares) (b)(c)	718,600	1,672,176
China International Travel Service Corp. Ltd. (A Shares)	60,700	1,811,552
China Jushi Co. Ltd. (A Shares)	112,200	234,531
China Life Insurance Co. Ltd.	17,300	119,499
China Life Insurance Co. Ltd. (H Shares)	4,225,747	9,220,265
China Longyuan Power Grid Corp. Ltd. (H Shares)	1,706,000	1,166,308
China Meheco Co. Ltd. (A Shares)	39,100	88,103
China Merchants Bank Co. Ltd.:
(A Shares)	445,800	2,655,868
(H Shares)	2,318,921	12,054,501
China Merchants Energy Shipping Co. Ltd. (A Shares)	217,900	188,638
China Merchants Property Operation & Service Co. Ltd. (A Shares)	35,800	136,483
China Merchants Securities Co. Ltd. (A Shares) (b)	224,550	695,587
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	198,300	417,883
China Minsheng Banking Corp. Ltd.:
(A Shares)	1,192,400	941,626
(H Shares)	3,084,561	1,687,009
China Molybdenum Co. Ltd.:
(A Shares)	530,700	314,549
(H Shares)	1,852,000	671,283
China National Accord Medicines Corp. Ltd. (A Shares)	13,100	97,531
China National Building Materials Co. Ltd. (H Shares)	2,060,000	2,362,257
China National Chemical Engineering Co. Ltd. (A Shares)	195,108	154,715
China National Medicines Corp. Ltd. (A Shares)	23,800	152,813
China National Nuclear Power Co. Ltd. (A Shares)	516,600	342,770
China National Software & Service Co. Ltd. (A Shares)	15,700	165,201
China Northern Rare Earth Group High-Tech Co. Ltd. (b)	117,500	177,551
China Oilfield Services Ltd. (H Shares)	926,000	556,615
China Pacific Insurance (Group) Co. Ltd.	85,700	409,760
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,661,428	5,175,554
China Petroleum & Chemical Corp.:
(A Shares)	658,100	384,084
(H Shares)	13,308,704	5,196,664
China Railway Construction Corp. Ltd.:
(A Shares)	561,300	700,435
(H Shares)	732,500	495,105
China Railway Group Ltd.:
(A Shares)	1,162,700	934,763
(H Shares)	1,188,000	545,538
China Railway Signal & Communications Corp. (H Shares) (c)	895,000	294,389
China Reinsurance Group Corp. (H Shares)	2,952,000	281,777
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	34,800	141,082
China Shenhua Energy Co. Ltd.:
(A Shares)	187,785	468,065
(H Shares)	1,822,202	3,149,630
China Shipbuilding Industry Co. (A Shares) (b)	689,200	429,188
China Shipping Development Co. Ltd.:
(A Shares)	239,000	235,187
(H Shares)	318,000	125,108
China South Publishing & Media Group Co. Ltd. (A Shares)	60,600	95,157
China Southern Airlines Ltd.:
(A Shares) (b)	55,000	45,377
(H Shares) (b)	1,218,000	636,298
China Spacesat Co. Ltd. (A Shares)	37,500	176,207
China State Construction Engineering Corp. Ltd. (A Shares)	1,274,740	975,572
China Telecom Corp. Ltd. (H Shares)	7,070,689	2,225,409
China Tower Corp. Ltd. (H Shares) (c)	23,737,000	3,704,840
China TransInfo Technology Co. Ltd. (A Shares)	53,700	178,575
China United Network Communications Ltd. (A Shares)	695,200	496,638
China Vanke Co. Ltd.:
(A Shares)	351,700	1,451,944
(H Shares)	854,200	2,644,411
China Yangtze Power Co. Ltd. (A Shares)	689,500	1,958,242
Chinese Universe Publishing and Media Group Co. Ltd. (A Shares)	50,500	87,487
Chongqing Brewery Co. Ltd. (A Shares)	15,700	251,003
Chongqing Changan Automobile Co. Ltd. (A Shares) (b)	115,900	287,134
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	25,700	160,743
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	1,308,646	521,602
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	49,700	1,191,745
CITIC Securities Co. Ltd.:
(A Shares)	305,200	1,310,597
(H Shares)	1,234,600	2,662,691
Contemporary Amperex Technology Co. Ltd.	72,700	2,672,978
COSCO Shipping Development Co. Ltd. (A Shares)	311,000	97,298
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares) (b)	248,400	243,388
(H Shares) (b)	1,461,500	933,173
CRRC Corp. Ltd.:
(A Shares)	1,220,700	984,950
(H Shares)	1,451,000	561,496
CSC Financial Co. Ltd. (A Shares)	86,200	553,866
Da An Gene Co. Ltd. of Sun Yat-Sen University (A Shares)	27,830	157,557
Daqin Railway Co. Ltd. (A Shares)	505,700	484,902
Dawning Information Industry Co. Ltd. (A Shares)	41,660	223,239
DHC Software Co. Ltd. (A Shares)	100,400	137,397
Dong E-E-Jiao Co. Ltd. (A Shares)	21,400	122,642
Dongfang Electric Corp. Ltd. (A Shares)	105,000	166,725
Dongfeng Motor Group Co. Ltd. (H Shares)	1,477,000	1,038,330
Dongxing Securities Co. Ltd. (A Shares)	101,600	185,845
East Money Information Co. Ltd. (A Shares)	248,220	870,598
Eve Energy Co. Ltd. (A shares)	56,774	453,223
Everbright Securities Co. Ltd. (A Shares)	120,058	323,965
Fangda Carbon New Material Co. Ltd. (A Shares)	135,448	127,351
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)	37,800	133,547
Financial Street Holdings Co. Ltd. (A Shares)	129,500	129,305
First Capital Securities Co. Ltd. (A Shares)	143,800	214,024
Focus Media Information Technology Co. Ltd. (A Shares)	446,640	625,346
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	84,740	2,030,409
Founder Securities Co. Ltd. (A Shares) (b)	240,500	335,212
Foxconn Industrial Internet Co. Ltd. (A Shares)	200,697	410,489
Fujian Star-net Communication Co. Ltd. (A Shares)	21,200	76,114
Fujian Sunner Development Co. Ltd. A Shares	41,600	137,397
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	248,900	1,397,045
(H Shares) (c)	29,600	125,425
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	2,300	162,466
GCL System Integration Technology Co. Ltd. (b)	162,100	83,768
GD Power Development Co. Ltd. (A Shares)	749,100	219,699
GEM Co. Ltd. (A Shares)	159,200	114,746
Gemdale Corp. (A Shares)	151,500	302,979
GF Securities Co. Ltd.:
(A Shares)	419,000	967,049
(H Shares)	279,828	360,591
Giant Network Group Co. Ltd. (A Shares)	61,400	174,523
Gigadevice Semiconductor Beijing, Inc. (A Shares)	13,800	401,598
Glodon Co. Ltd. (A Shares)	18,900	201,450
GoerTek, Inc. (A Shares)	100,500	682,851
Grandjoy Holdings Group Co. Ltd.	117,600	80,339
Great Wall Motor Co. Ltd. (H Shares)	1,664,000	2,691,591
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	89,600	786,405
Greenland Holdings Corp. Ltd. (A Shares)	247,300	229,442
GRG Banking Equipment Co. Ltd. (A Shares)	78,300	135,653
Guangdong Haid Group Co. Ltd. (A Shares)	48,200	444,407
Guangdong HEC Technology Holding Co. Ltd. (A Shares) (b)	113,900	97,095
Guangdong Hongda Blasting Co. Ltd. (A Shares)	22,700	162,567
Guangdong LY Intelligent Manufacturing Co. Ltd. (A Shares)	190,100	371,616
Guanghui Energy Co. Ltd. (A Shares) (b)	298,300	128,665
Guangzhou Automobile Group Co. Ltd.	44,300	89,110
Guangzhou Automobile Group Co. Ltd. (H Shares)	1,518,200	1,556,877
Guangzhou Baiyun International Airport Co. Ltd. (A Shares)	63,900	120,144
Guangzhou Baiyunshan Pharma Health (A Shares)	48,500	221,772
Guangzhou Haige Communications Group (A Shares)	74,300	124,531
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	14,600	230,475
Guangzhou R&F Properties Co. Ltd. (H Shares)	906,800	1,148,633
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	22,200	341,633
Guangzhou Wondfo Biotech Co. Ltd. (A Shares)	11,989	136,619
Guocheng Mining Co. Ltd. (A Shares) (b)	41,259	65,145
Guosen Securities Co. Ltd. (A Shares)	122,500	245,096
Guotai Junan Securities Co. Ltd.:
(A Shares)	377,700	1,042,007
(H Shares) (c)	45,200	58,770
Guoxuan High Tech Co. Ltd. (A Shares) (b)	36,400	143,958
Guoyuan Securities Co. Ltd. (A Shares) (e)	157,170	197,297
Hafei Aviation Industry Co. Ltd. (A Shares)	18,900	141,688
Haier Smart Home Co. Ltd. (A Shares)	192,700	717,828
Hainan Airlines Co. Ltd. (A Shares) (b)	556,300	129,090
Haitong Securities Co. Ltd.:
(A Shares) (b)	262,100	551,564
(H Shares)	1,614,000	1,361,569
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)	284,400	1,913,850
Hangzhou Robam Appliances Co. Ltd. (A Shares)	31,900	174,834
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	44,100	99,734
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	12,500	232,437
Hefei Meiya Optoelectronic Technology, Inc. (A Shares)	24,700	156,196
Heilongjiang Agriculture Co. Ltd. (A Shares)	57,000	148,571
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	85,200	637,609
Hengli Petrochemical Co. Ltd. (A Shares)	179,520	519,017
Hengtong Optic-electric Co. Ltd. (A Shares)	64,308	141,114
Hengyi Petrochemical Co. Ltd. (A Shares)	128,280	221,357
Hesteel Co. Ltd. (A Shares) (b)	423,400	130,566
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	17,400	352,472
Holitech Technology Co. Ltd. (A Shares)	117,400	77,960
Hongfa Technology Co. Ltd. (A Shares)	24,800	191,080
Huaan Securities Co. Ltd. (A Shares)	120,593	143,980
Huadian Power International Corp. Ltd. (A Shares)	244,200	122,932
Huadong Medicine Co. Ltd. (A Shares)	56,400	235,718
Hualan Biological Engineer, Inc. (A Shares)	55,970	429,210
Huaneng Power International, Inc.:
(A Shares)	233,800	170,831
(H Shares)	1,900,186	708,357
Huatai Securities Co. Ltd.:
(A Shares)	224,500	685,349
(H Shares) (c)	825,600	1,333,313
HUAXI Securities Co. Ltd.	90,400	157,217
Huaxia Bank Co. Ltd. (A Shares)	476,158	431,602
Huaxin Cement Co. Ltd. (A Shares)	50,200	182,155
Huayu Automotive Systems Co. Ltd. (A Shares)	103,200	480,611
Hubei Biocause Pharmaceutical Co. Ltd. (A Shares)	192,200	143,310
Hubei Energy Group Co. Ltd. (A Shares)	209,700	124,292
Hubei Jumpcan Pharmaceutical Co. Ltd. (A Shares)	30,000	99,247
Hubei Kaile Technology Co. Ltd. (A Shares) (b)	32,000	59,326
Hunan Valin Steel Co. Ltd. (A Shares)	225,900	171,723
Hundsun Technologies, Inc. (A Shares)	31,378	437,655
iFlytek Co. Ltd. (A Shares)	70,400	401,426
Industrial & Commercial Bank of China Ltd.:
(A Shares)	137,600	101,235
(H Shares)	34,375,000	19,520,344
Industrial Bank Co. Ltd. (A Shares)	637,600	1,698,152
Industrial Securities Co. Ltd. (A Shares)	197,400	229,387
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	181,700	1,080,975
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (b)	1,569,500	267,673
Inner Mongolia First Machinery Group Co. Ltd. (A Shares)	57,700	93,733
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	265,300	280,213
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd. (A Shares)	242,000	93,166
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)	94,700	59,417
Inspur Electronic Information Industry Co. Ltd. (A Shares)	47,072	215,191
Jafron Biomedical Co. Ltd. (A Shares)	25,740	305,713
Jiangsu Changshu Rural Commercial Bank Co. Ltd.	106,400	107,848
Jiangsu Expressway Co. Ltd. (H Shares)	642,000	641,793
Jiangsu Hengli Hydraulic Co. Ltd.	38,876	440,587
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	163,832	2,181,495
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	40,600	315,489
Jiangsu Shagang Co. Ltd. (A Shares)	69,600	135,170
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	46,100	1,160,688
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)	10,800	150,449
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)	31,700	146,517
Jiangsu Zhongnan Construction Group Co. Ltd. (A Shares)	138,100	186,811
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	100,800	166,424
Jiangxi Copper Co. Ltd.:
(A Shares)	262,100	581,822
(H Shares)	307,000	365,113
Jiangxi Ganfeng Lithium Co. Ltd.	34,900	318,785
Jiangxi Zhengbang Technology Co. Ltd. (A Shares)	79,200	202,836
Jilin Aodong Pharmaceutical Group Co. Ltd. (A Shares)	45,100	113,574
Jinduicheng Molybdenum Co. Ltd. (A Shares)	111,200	94,474
Jinke Properties Group Co. Ltd. (A Shares)	178,100	206,899
Jinyu Bio-Technology Co. Ltd. (A Shares)	36,200	128,352
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	63,800	144,178
Jointown Pharmaceutical Group (A Shares) (b)	61,500	167,264
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)	25,900	243,884
Joyoung Co. Ltd. (A Shares)	26,000	137,327
Juewei Food Co. Ltd.	19,800	240,025
Juneyao Airlines Co. Ltd. (A shares)	67,000	107,415
Kweichow Moutai Co. Ltd. (A Shares)	39,400	9,855,007
Laobaixing Pharmacy Chain JSC (A Shares)	13,260	141,964
Legend Holdings Corp.:
(H Shares) (c)	309,000	416,119
rights (b)(d)	16,330	2,738
Lens Technology Co. Ltd. (A Shares)	87,500	438,804
Leo Group Co. Ltd. (A Shares)	218,300	103,661
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	57,900	267,091
Leyard Optoelectronic Co. Ltd. (A Shares)	95,900	102,539
Liaoning Chengda Co. Ltd. (A Shares)	49,900	168,696
Livzon Pharmaceutical Group, Inc. (A Shares)	22,200	160,904
Lomon Billions Group Co. Ltd. (A Shares)	55,700	206,518
LONGi Green Energy Technology Co. Ltd.	117,220	1,334,279
Luenmei Quantum Co. Ltd. (A Shares)	55,283	109,374
Luxshare Precision Industry Co. Ltd. (A Shares)	215,624	1,768,142
Luzhou Laojiao Co. Ltd. (A Shares)	45,100	1,166,125
Maanshan Iron & Steel Co. Ltd. (A Shares)	232,300	89,715
Mango Excellent Media Co. Ltd. (A Shares)	55,070	611,888
Maxscend Microelectronics Co. Ltd. (A Shares)	4,600	298,691
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (b)	125,488	320,562
Metallurgical Corp. China Ltd. (A Shares)	369,900	143,548
Muyuan Foodstuff Co. Ltd. (A Shares)	116,282	1,234,565
Nanji E-Commerce Co. Ltd. (A Shares)	79,400	218,547
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	25,680	150,755
Nanjing Securities Co. Ltd. (A Shares)	106,200	198,834
Nanyang Topsec Technologies Group, Inc. (b)	42,600	134,392
NARI Technology Co. Ltd. (A Shares)	140,000	435,551
NAURA Technology Group Co. Ltd.	15,300	392,459
NavInfo Co. Ltd. (A Shares)	63,300	134,724
New China Life Insurance Co. Ltd.	69,400	667,788
New China Life Insurance Co. Ltd. (H Shares)	434,700	1,729,828
Newland Digital Technology Co. Ltd. (A Shares)	34,600	81,978
Ningbo Joyson Electronic Corp. (A shares)	41,200	147,698
Ningbo Tuopu Group Co. Ltd. (A Shares)	34,100	194,937
Ningbo Zhoushan Port Co. Ltd. (A Shares)	287,000	156,504
Northeast Securities Co. Ltd. (A Shares)	83,700	116,984
O-film Tech Co. Ltd. (A Shares)	86,900	201,266
Oceanwide Holdings Co., Ltd. (A Shares)	147,400	90,794
Offcn Education Technology Co. A Shares	54,576	322,836
Offshore Oil Enginering Co. Ltd. (A Shares)	164,400	104,220
Oppein Home Group, Inc. (A Shares)	13,580	249,974
Orient Securities Co. Ltd. (A Shares)	174,118	280,427
Ovctek China, Inc. (A Shares)	19,550	199,566
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (b)	337,200	100,531
People's Insurance Co. of China Group Ltd.:
(A Shares)	55,700	55,330
(H Shares)	4,907,552	1,455,965
Perfect World Co. Ltd. (A Shares)	62,600	263,017
PetroChina Co. Ltd.:
(A Shares)	627,600	382,233
(H Shares)	11,507,790	3,221,142
PICC Property & Casualty Co. Ltd. (H Shares)	3,681,568	2,488,412
Ping An Bank Co. Ltd. (A Shares)	596,500	1,584,735
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	155,696	1,813,956
(H Shares)	3,392,641	35,078,800
Poly Developments & Holdings (A Shares)	346,800	798,154
Poly Property Development Co. Ltd. (H Shares)	60,000	431,474
Postal Savings Bank of China Co. Ltd.	273,700	188,279
Postal Savings Bank of China Co. Ltd. (H Shares) (c)	5,467,000	2,679,729
Power Construction Corp. of China Ltd. (A Shares)	529,900	304,901
Proya Cosmetics Co. Ltd. (A Shares)	6,700	173,457
Qihoo 360 Technology Co. Ltd. (A Shares)	134,500	318,552
Qingdao Rural Commercial Bank Corp. (A Shares)	194,200	136,783
Risesun Real Estate Development Co. Ltd. (A Shares)	170,600	179,657
Rongsheng Petrochemical Co. Ltd. (A Shares)	159,700	456,001
SAIC Motor Corp. Ltd. (A Shares)	238,400	826,248
Sanan Optoelectronics Co. Ltd. (A Shares)	142,100	473,518
Sangfor Technologies, Inc.	8,800	250,395
Sansteel Minguang Co. Ltd. (A Shares)	97,500	96,087
Sany Heavy Industry Co. Ltd. (A Shares)	252,000	980,413
SDIC Capital Co. Ltd.	121,500	254,534
SDIC Power Holdings Co. Ltd. (A Shares)	241,400	334,049
Sealand Securities Co. Ltd. (A Shares)	188,050	146,575
Seazen Holdings Co. Ltd. (A Shares)	65,900	321,024
SF Holding Co. Ltd. (A Shares)	91,200	1,130,943
SG Micro Corp. (A Shares)	5,000	203,602
Shaanxi Coal Industry Co. Ltd. (A Shares)	290,600	380,969
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	39,088	141,838
Shandong Gold Mining Co. Ltd. (A Shares)	107,444	384,803
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	54,000	228,752
Shandong Linglong Tyre Co. Ltd. (A Shares)	43,300	194,105
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	421,200	148,203
Shandong Sinocera Functional Material Co. Ltd. (A Shares)	32,000	196,770
Shandong Sun Paper Industry JSC Ltd. (A Shares)	89,500	186,496
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	1,330,000	2,569,932
Shanghai 2345 Network Holding Group Co. Ltd. (A Shares)	214,199	86,670
Shanghai Baosight Software Co. Ltd. (A Shares)	28,000	266,232
Shanghai Construction Group Co. Ltd. (A Shares)	301,194	137,119
Shanghai Electric Group Co. Ltd.:
(A Shares) (b)	641,700	474,688
(H Shares) (b)	338,000	95,917
Shanghai Electric Power Co. Ltd. (A Shares)	116,600	124,748
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	39,200	319,731
(H Shares)	341,000	1,400,948
Shanghai International Airport Co. Ltd. (A Shares)	26,600	263,446
Shanghai International Port Group Co. Ltd. (A Shares)	316,443	198,027
Shanghai Jahwa United Co. Ltd. (A Shares)	22,300	137,807
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	26,700	178,785
Shanghai Lujiazui Finance Trust Ltd. (B Shares)	38,900	32,034
Shanghai M&G Stationery, Inc. (A Shares)	30,800	370,411
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	70,200	209,540
(H Shares)	396,109	613,132
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	916,209	1,268,848
Shanghai Putailai New Energy Technology Co. Ltd.	14,273	238,531
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	176,400	225,480
Shanghai Tunnel Engineering Co. Ltd.	128,996	107,756
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	109,000	141,492
Shanghai Zhangjiang High Ltd. (A Shares)	50,100	142,072
Shanghaioriental Pearl Media Co. Ltd.	125,470	172,520
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	111,200	97,998
Shanxi Meijin Energy Co. Ltd. (A Shares) (b)	136,500	122,075
Shanxi Securities Co. Ltd. (A Shares)	129,060	145,302
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	225,400	118,137
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	26,900	906,192
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	144,690	100,350
Shenergy Co. Ltd. (A Shares)	177,400	138,520
Shengyi Technology Co. Ltd.	73,800	264,704
Shennan Circuits Co. Ltd. (A Shares)	15,440	249,898
Shenwan Hongyuan Group Co. Ltd. (A Shares)	686,200	518,122
Shenzhen Airport Co. Ltd. (A Shares)	61,900	74,019
Shenzhen Energy Group Co. Ltd. (A Shares)	152,160	123,604
Shenzhen Expressway Co. Ltd. (H Shares)	360,000	320,413
Shenzhen Goodix Technology Co. Ltd. (A Shares)	14,700	378,421
Shenzhen Hepalink Pharmaceutical Group Co. Ltd. (A Shares)	37,800	112,590
Shenzhen Inovance Technology Co. Ltd. (A Shares)	53,200	511,999
Shenzhen Kaifa Technology Co. Ltd. (A Shares)	47,300	150,500
Shenzhen Kangtai Biological Products Co. Ltd.	20,800	565,253
Shenzhen Kingdom Sci-Tech Co. Ltd. (A Shares)	32,200	85,706
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	31,400	1,819,657
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)	273,600	268,743
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)	34,500	159,298
Shenzhen Sunway Communication Co. Ltd. (A Shares)	30,700	218,473
Shijiazhuang Baosh Electric Co. Ltd. (A Shares) (b)	206,300	84,491
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)	38,200	152,250
Siasun Robot & Automation Co. Ltd. (A Shares) (b)	53,500	107,209
Sichuan Chuantou Energy Co. Ltd. (A Shares)	173,500	261,381
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	47,100	165,169
Sichuan Languang Development Co. Ltd. (A Shares)	121,300	89,651
Sichuan New Hope Agribusiness Co. Ltd. (A Shares)	126,500	508,855
Sichuan Swellfun Co. Ltd. (A Shares)	15,900	157,629
Sinolink Securities Co. Ltd. (A Shares)	100,400	225,246
Sinopec Engineering Group Co. Ltd. (H Shares)	810,500	314,686
Sinopec Shanghai Petrochemical Co. Ltd.:
(A Shares)	930,400	460,570
(H Shares)	101,000	18,630
Sinopharm Group Co. Ltd. (H Shares)	711,000	1,625,143
Sinotrans Ltd.	177,700	108,635
Songcheng Performance Development Co. Ltd. (A Shares)	84,960	211,257
Soochow Securities Co. Ltd. (A Shares)	129,200	189,464
Southwest Securities Co. Ltd. (A Shares)	219,900	166,192
Spring Airlines Co. Ltd. (A Shares)	31,400	200,337
STO Express Co. Ltd.	52,500	110,835
Suning.com Co. Ltd. (A Shares)	281,500	408,881
Sunwoda Electronic Co. Ltd. (A Shares)	50,800	212,663
Suofeiya Home Collection Co. Ltd. (A Shares)	16,900	71,424
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	55,100	209,180
Suzhou Gold Mantis Consolidated Co. Ltd.	88,100	130,232
Tangshan Jidong Cement Co. Ltd. A Shares	44,700	100,519
TBEA Co. Ltd. (A Shares)	122,300	150,533
TCL Corp. (A Shares)	410,700	371,660
The Pacific Securities Co. Ltd. (A Shares) (b)	225,900	127,355
Thunder Software Technology Co. Ltd. (A Shares)	13,500	173,347
Tianfeng Securities Co. Ltd. (A Shares)	217,500	191,183
Tianjin 712 Communication & Broadcasting Co. Ltd.	24,800	159,880
Tianjin Chase Sun Pharmaceutical Co. Ltd. (A Shares)	94,800	78,278
Tianjin Zhonghuan Semiconductor Co. Ltd. (A Shares)	99,900	348,790
Tianma Microelectronics Co. Ltd. (A Shares)	73,900	158,026
Tianqi Lithium Corp. (A Shares) (b)	46,830	139,169
Tianshui Huatian Technology Co. Ltd. (A Shares)	88,600	190,773
Toly Bread Co. Ltd.	18,400	175,216
TongFu Microelectronics Co. Ltd. (A Shares) (b)	37,500	139,752
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)	65,700	141,059
Tongkun Group Co. Ltd. (A Shares)	71,700	162,598
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	358,100	116,388
Tongwei Co. Ltd. (A Shares)	131,600	606,546
Tongyu Heavy Industry Co. Ltd. (A Shares)	33,400	116,573
Topchoice Medical Corp. (b)	10,300	347,524
Transfar Zhilian Co. Ltd.	114,400	92,853
TravelSky Technology Ltd. (H Shares)	494,000	1,037,384
Tsingtao Brewery Co. Ltd.:
(A Shares)	34,000	403,658
(H Shares)	231,000	1,908,488
Unigroup Guoxin Microelectronics Co. Ltd.	19,200	309,052
Unisplendour Corp. Ltd. (A Shares)	85,310	281,163
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)	47,600	156,030
Venustech Group, Inc. (A Shares)	16,600	76,881
Visionox Technology, Inc. (A Shares) (b)	50,300	98,180
Walvax Biotechnology Co. Ltd. (A Shares)	47,200	352,374
Wanda Film Holding Co. Ltd. (A Shares) (b)	67,400	155,221
Wangsu Science & Technology Co. Ltd. (A Shares)	77,700	90,669
Wanhua Chemical Group Co. Ltd. (A Shares)	96,800	1,139,245
Weichai Power Co. Ltd.:
(A Shares)	29,100	65,928
(H Shares)	1,220,000	2,303,876
Weifu High-Technology Group Co. Ltd. (A Shares)	30,500	117,362
Weihai Guangwei Composites Co. Ltd. (A Shares)	17,500	173,112
Wens Foodstuffs Group Co. Ltd. (A Shares)	190,300	540,497
Western Securities Co. Ltd. (A Shares)	133,600	182,251
Westone Information Industry, Inc. (A Shares)	31,000	85,773
Will Semiconductor Ltd.	17,900	530,811
Wingtech Technology Co. Ltd. (A Shares)	28,900	435,070
Winning Health Technology Group Co. Ltd. (A Shares)	68,230	181,778
Wonders Information Co. Ltd. (A Shares) (b)	37,500	122,480
Wuchan Zhongda Group Co. Ltd.	190,000	125,827
Wuhan Guide Infrared Co. Ltd. (A Shares)	51,780	262,697
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	64,500	286,249
Wuhu Token Science Co. Ltd. (A Shares)	79,700	119,141
Wuliangye Yibin Co. Ltd. (A Shares)	121,400	4,443,650
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	56,700	156,585
WuXi AppTec Co. Ltd.	52,620	889,899
WuXi AppTec Co. Ltd. (H Shares) (c)	163,424	2,603,401
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)	28,300	254,257
Wuxi Taiji Industry Co. Ltd. (A Shares)	69,800	106,393
XCMG Construction Machinery Co. Ltd. (A Shares)	265,500	213,178
Xiamen C&D, Inc. (A Shares)	96,325	120,783
Xiamen Intretech, Inc.	15,300	134,635
Xiamen Tungsten Co. Ltd. (A Shares)	47,100	94,843
Xinhu Zhongbao Co. Ltd. (A Shares)	310,400	149,014
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)	234,000	405,875
(H Shares)	224,164	294,934
Yango Group Co. Ltd. (A Shares)	145,800	149,899
Yantai Jereh Oilfield Services (A Shares)	31,700	127,239
Yanzhou Coal Mining Co. Ltd.:
(A Shares)	220,800	298,183
(H Shares)	574,000	416,849
Yealink Network Technology Corp. Ltd.	24,950	225,437
Yifan Pharmaceutical Co. Ltd. (A Shares)	40,300	137,031
Yifeng Pharmacy Chain Co. Ltd.	17,200	262,270
Yintai Gold Co. Ltd. (A Shares)	90,580	136,258
Yonghui Superstores Co. Ltd. (A Shares)	276,900	323,819
Yonyou Network Technology Co. Ltd. (A Shares)	99,920	647,374
Youngor Group Co. Ltd. (A Shares)	166,587	177,707
Youzu Interactive Co. Ltd. (A shares)	28,700	67,552
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (b)	42,500	106,635
Yunda Holding Co. Ltd. (A Shares)	79,660	229,738
Yunnan Baiyao Group Co. Ltd. (A Shares)	38,000	586,181
Yunnan Energy New Material Co. Ltd.	26,000	389,317
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	18,300	629,102
Zhaojin Mining Industry Co. Ltd. (H Shares)	564,000	723,870
Zhejiang Century Huatong Group Co. Ltd. (A Shares)	226,510	289,334
Zhejiang Chint Electric Co. Ltd. (A Shares)	73,800	323,980
Zhejiang Conba Pharmaceutical Co. Ltd. (A Shares) (b)	87,100	65,396
Zhejiang Dahua Technology Co. Ltd. (A Shares)	96,100	325,714
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	16,040	218,804
Zhejiang Expressway Co. Ltd. (H Shares)	748,000	509,441
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)	46,790	236,676
Zhejiang Huayou Cobalt Co. Ltd. (A Shares) (b)	36,350	216,938
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	42,600	185,145
Zhejiang Juhua Co. Ltd. (A Shares)	101,100	101,078
Zhejiang Longsheng Group Co. Ltd. (A Shares)	107,200	213,475
Zhejiang NHU Co. Ltd. (A Shares)	69,200	300,847
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	116,750	428,340
Zhejiang Semir Garment Co. Ltd. (A Shares)	81,900	102,307
Zhejiang Supor Cookware Co. Ltd.	19,300	203,926
Zhejiang Wanfeng Auto Wheel Co. Ltd. (A Shares)	90,200	97,113
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	60,700	170,044
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.	17,500	158,483
Zhengzhou Yutong Bus Co. Ltd. (A Shares)	83,100	198,990
Zheshang Securities Co. Ltd.	105,900	236,334
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (b)(c)	199,900	1,039,145
Zhongji Innolight Co. Ltd. (A Shares)	24,100	170,825
Zhongjin Gold Co. Ltd. (A Shares)	138,600	193,853
Zhongtian Financial Group Co. Ltd. (A Shares) (b)	232,893	106,215
Zhuhai Wanlida Electric Co. Ltd. (A Shares)	34,700	151,481
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	292,627	898,358
Zijin Mining Group Co. Ltd.:
(A Shares)	401,600	423,057
(H Shares)	3,388,000	2,451,684
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	368,900	408,987
(H Shares)	503,400	443,498
ZTE Corp.:
(A Shares)	84,300	407,082
(H Shares)	519,200	1,143,881

TOTAL CHINA		410,812,486

Colombia - 0.1%
Bancolombia SA	138,790	878,565
Ecopetrol SA	2,646,222	1,224,536
Grupo de Inversiones Suramerica SA	123,857	643,230
Interconexion Electrica SA ESP	234,662	1,264,756

TOTAL COLOMBIA		4,011,087

Czech Republic - 0.1%
Ceske Energeticke Zavody A/S	84,711	1,600,350
Komercni Banka A/S (b)	43,176	874,729
MONETA Money Bank A/S (c)	288,230	652,932

TOTAL CZECH REPUBLIC		3,128,011

Egypt - 0.1%
Commercial International Bank SAE	747,674	2,907,357
Eastern Tobacco Co.	560,874	427,622
Elsewedy Electric Co.	432,500	204,404

TOTAL EGYPT		3,539,383

Greece - 0.1%
Ff Group (b)(d)	1,944	2,717
Greek Organization of Football Prognostics SA	104,826	845,443
Hellenic Telecommunications Organization SA	124,209	1,652,017
Jumbo SA	57,642	805,593
Motor Oil (HELLAS) Corinth Refineries SA	34,440	320,884

TOTAL GREECE		3,626,654

Hong Kong - 2.0%
Beijing Enterprises Holdings Ltd.	277,427	833,802
BYD Electronic International Co. Ltd.	363,500	1,561,374
China Everbright International Ltd.	1,992,814	1,002,512
China Everbright Ltd.	513,000	676,280
China Jinmao Holdings Group Ltd.	2,972,000	1,498,938
China Merchants Holdings International Co. Ltd.	730,880	774,954
China Mobile Ltd.	3,282,071	20,074,921
China Overseas Land and Investment Ltd.	2,047,702	5,124,208
China Power International Development Ltd.	2,465,000	473,763
China Resources Beer Holdings Co. Ltd.	784,144	4,860,125
China Resources Pharmaceutical Group Ltd. (c)	810,200	404,447
China Resources Power Holdings Co. Ltd.	1,056,940	1,098,863
China Taiping Insurance Group Ltd.	864,055	1,299,565
China Unicom Ltd.	3,273,814	2,017,946
CITIC Pacific Ltd.	3,127,941	2,231,218
CNOOC Ltd.	9,554,584	8,742,022
CSPC Pharmaceutical Group Ltd.	4,783,608	5,041,222
Far East Horizon Ltd.	1,066,000	1,046,406
Fosun International Ltd.	1,395,454	1,681,205
Guangdong Investment Ltd.	1,549,126	2,293,965
Hua Hong Semiconductor Ltd. (b)(c)	242,000	888,088
Lenovo Group Ltd.	3,859,000	2,414,208
Shanghai Industrial Holdings Ltd.	228,241	304,419
Shenzhen Investment Ltd.	1,666,515	507,317
Sino-Ocean Group Holding Ltd.	1,674,000	319,577
Sinotruk Hong Kong Ltd.	370,000	943,076
Sun Art Retail Group Ltd.	1,278,071	1,381,520
Wharf Holdings Ltd.	802,000	1,655,208
Winteam Pharmaceutical Group Ltd.	1,474,000	587,509
Yuexiu Property Co. Ltd.	3,797,000	734,666

TOTAL HONG KONG		72,473,324

Hungary - 0.2%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.) (b)	213,606	1,035,550
OTP Bank PLC (b)	118,209	3,681,614
Richter Gedeon PLC	72,297	1,474,729

TOTAL HUNGARY		6,191,893

India - 7.9%
Adani Ports & Special Economic Zone Ltd.	266,524	1,285,139
Ambuja Cements Ltd.	369,660	1,286,495
Asian Paints Ltd.	153,692	4,556,942
Aurobindo Pharma Ltd.	152,122	1,575,912
Avenue Supermarts Ltd. (b)(c)	83,162	2,499,289
Axis Bank Ltd. (b)	1,208,932	7,965,993
Bajaj Auto Ltd.	37,725	1,460,880
Bajaj Finance Ltd.	95,990	4,256,550
Bajaj Finserv Ltd.	20,302	1,516,633
Bandhan Bank Ltd. (b)(c)	386,790	1,495,090
Berger Paints India Ltd.	125,828	1,050,625
Bharat Forge Ltd.	119,736	723,822
Bharat Petroleum Corp. Ltd.	347,244	1,650,154
Bharti Airtel Ltd.	668,796	3,887,261
Bharti Infratel Ltd.	173,477	431,488
Biocon Ltd. (b)	156,098	844,833
Bosch Ltd.	3,086	479,595
Britannia Industries Ltd.	30,752	1,431,662
Cipla Ltd.	183,355	1,854,582
Coal India Ltd.	666,460	1,019,801
Colgate-Palmolive Ltd.	36,104	734,298
Container Corp. of India Ltd.	107,316	561,930
Dabur India Ltd.	286,896	1,968,110
Divi's Laboratories Ltd.	42,649	1,796,648
DLF Ltd.	315,269	668,691
Dr. Reddy's Laboratories Ltd.	60,814	3,982,157
Eicher Motors Ltd.	72,112	2,027,482
GAIL India Ltd.	844,013	958,746
Godrej Consumer Products Ltd.	219,468	1,960,315
Grasim Industries Ltd.	156,921	1,637,691
Havells India Ltd.	135,331	1,320,475
HCL Technologies Ltd.	578,752	6,545,729
HDFC Asset Management Co. Ltd. (c)	27,952	843,206
HDFC Standard Life Insurance Co. Ltd. (b)(c)	375,911	2,972,347
Hero Motocorp Ltd.	52,729	1,977,531
Hindalco Industries Ltd.	624,622	1,432,682
Hindustan Petroleum Corp. Ltd.	327,203	823,893
Hindustan Unilever Ltd.	438,807	12,196,380
Housing Development Finance Corp. Ltd.	880,704	22,712,705
ICICI Bank Ltd. (b)	2,724,408	14,245,435
ICICI Lombard General Insurance Co. Ltd. (c)	108,810	1,802,814
ICICI Prudential Life Insurance Co. Ltd. (c)	182,804	988,512
Indian Oil Corp. Ltd.	1,020,788	1,089,033
Indraprastha Gas Ltd.	109,309	590,008
Info Edge India Ltd.	33,067	1,573,406
Infosys Ltd.	1,819,381	25,911,829
InterGlobe Aviation Ltd. (b)(c)	48,201	845,676
ITC Ltd.	1,577,266	3,503,841
JSW Steel Ltd.	453,976	1,884,681
Jubilant Foodworks Ltd.	37,072	1,080,789
Larsen & Toubro Ltd.	255,496	3,182,149
LIC Housing Finance Ltd.	165,664	628,213
Lupin Ltd. (b)	117,304	1,429,961
Mahindra & Mahindra Ltd.	399,458	3,178,921
Marico Ltd.	245,478	1,175,046
Maruti Suzuki India Ltd.	64,750	6,045,470
Motherson Sumi Systems Ltd.	505,256	714,742
Nestle India Ltd.	12,346	2,840,462
NTPC Ltd.	1,273,519	1,495,867
Oil & Natural Gas Corp. Ltd.	1,352,535	1,177,134
Page Industries Ltd.	2,948	793,384
Petronet LNG Ltd.	324,471	1,004,765
Pidilite Industries Ltd.	65,670	1,382,433
Piramal Enterprises Ltd.	46,691	789,627
Power Grid Corp. of India Ltd.	976,198	2,239,304
Rec Ltd.	363,182	500,763
Reliance Industries Ltd.	1,523,656	41,992,295
SBI Life Insurance Co. Ltd. (b)(c)	212,151	2,187,706
Shree Cement Ltd.	4,529	1,317,697
Shriram Transport Finance Co. Ltd.	48,685	452,488
Siemens India Ltd.	38,950	661,895
State Bank of India (b)	951,793	2,410,591
Sun Pharmaceutical Industries Ltd.	444,712	2,776,328
Tata Consultancy Services Ltd.	480,705	17,222,002
Tata Consumer Products Ltd. (b)	230,115	1,519,953
Tata Motors Ltd. (b)	906,180	1,601,926
Tata Steel Ltd.	186,018	1,027,167
Tech Mahindra Ltd.	246,348	2,696,445
Titan Co. Ltd.	166,235	2,600,873
Torrent Pharmaceuticals Ltd.	26,796	922,326
Ultratech Cemco Ltd.	61,453	3,767,426
United Spirits Ltd. (b)	159,709	1,079,791
UPL Ltd.	263,895	1,602,745
Vedanta Ltd.	987,280	1,269,500
Wipro Ltd.	609,016	2,776,366
Zee Entertainment Enterprises Ltd.	452,375	1,138,929

TOTAL INDIA		281,512,476

Indonesia - 1.3%
PT ACE Hardware Indonesia Tbk	3,845,400	410,057
PT Adaro Energy Tbk	7,929,500	601,084
PT Astra International Tbk	10,910,359	3,984,170
PT Bank Central Asia Tbk	5,278,270	10,385,819
PT Bank Mandiri (Persero) Tbk	9,999,798	3,895,230
PT Bank Negara Indonesia (Persero) Tbk	4,032,300	1,282,872
PT Bank Rakyat Indonesia Tbk	29,684,705	6,719,786
PT Barito Pacific Tbk (b)	14,363,500	870,262
PT Charoen Pokphand Indonesia Tbk	3,914,300	1,542,039
PT Gudang Garam Tbk (b)	265,900	740,532
PT Hanjaya Mandala Sampoerna Tbk	5,132,500	489,049
PT Indah Kiat Pulp & Paper Tbk	1,477,700	904,935
PT Indocement Tunggal Prakarsa Tbk	792,100	654,088
PT Indofood CBP Sukses Makmur Tbk	1,264,300	830,494
PT Indofood Sukses Makmur Tbk	2,369,300	1,122,358
PT Kalbe Farma Tbk	11,309,700	1,173,394
PT Perusahaan Gas Negara Tbk Series B	5,963,100	427,987
PT Semen Gresik (Persero) Tbk	1,584,548	1,026,489
PT Telekomunikasi Indonesia Tbk Series B	26,605,865	4,710,835
PT Unilever Indonesia Tbk	4,094,095	2,172,682
PT United Tractors Tbk	908,000	1,297,252
PT XL Axiata Tbk	2,103,100	287,470

TOTAL INDONESIA		45,528,884

Isle of Man - 0.0%
NEPI Rockcastle PLC	214,939	762,220
Korea (South) - 11.0%
Alteogen, Inc.	9,717	1,367,353
AMOREPACIFIC Corp.	17,936	2,514,222
AMOREPACIFIC Group, Inc.	15,456	596,553
BGF Retail Co. Ltd.	4,227	438,596
BS Financial Group, Inc.	149,944	730,874
Celltrion Healthcare Co. Ltd.	36,164	2,706,980
Celltrion Pharm, Inc.	8,385	809,315
Celltrion, Inc. (b)	50,460	10,750,773
Cheil Industries, Inc.	44,855	4,384,169
Cheil Worldwide, Inc.	36,020	665,140
CJ CheilJedang Corp.	4,412	1,407,935
CJ Corp.	8,450	566,887
CJ O Shopping Co. Ltd.	5,632	656,593
Coway Co. Ltd.	25,774	1,574,745
Daelim Industrial Co.	14,865	1,025,140
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (b)	19,786	375,031
Db Insurance Co. Ltd.	26,313	1,026,480
Doosan Bobcat, Inc.	26,300	670,604
DuzonBizon Co. Ltd.	10,254	902,071
E-Mart Co. Ltd.	10,444	1,311,994
Fila Holdings Corp.	25,906	882,019
GS Engineering & Construction Corp.	32,621	772,311
GS Holdings Corp.	28,146	820,856
GS Retail Co. Ltd.	14,461	409,747
Hana Financial Group, Inc.	160,378	4,322,703
Hankook Tire Co. Ltd.	39,706	1,109,892
Hanmi Pharm Co. Ltd.	3,439	798,335
Hanon Systems	99,663	986,106
Hanwha Corp.	21,531	458,167
Hanwha Solutions Corp.	55,395	2,148,570
HLB, Inc.	23,542	1,925,865
Hotel Shilla Co.	16,934	1,113,834
Hyundai Engineering & Construction Co. Ltd.	41,800	1,137,014
Hyundai Fire & Marine Insurance Co. Ltd.	33,309	684,549
Hyundai Glovis Co. Ltd.	10,178	1,509,290
Hyundai Heavy Industries Co. Ltd. (b)	20,568	1,431,059
Hyundai Mobis	35,521	7,101,503
Hyundai Motor Co.	80,280	11,725,290
Hyundai Robotics Co. Ltd.	5,003	949,992
Hyundai Steel Co.	46,453	1,191,620
Industrial Bank of Korea	137,452	995,796
Kakao Corp.	30,291	8,813,204
Kangwon Land, Inc.	55,389	1,031,258
KB Financial Group, Inc.	210,886	7,526,801
Kia Motors Corp.	140,919	6,306,234
KMW Co. Ltd. (b)	14,175	783,999
Korea Aerospace Industries Ltd.	38,123	736,590
Korea Electric Power Corp. (b)	137,206	2,414,921
Korea Express Co. Ltd. (b)	4,745	668,220
Korea Gas Corp.	14,949	360,782
Korea Investment Holdings Co. Ltd.	22,231	1,354,934
Korea Zinc Co. Ltd.	4,531	1,529,055
Korean Air Lines Co. Ltd. (b)	39,314	696,542
KT&G Corp.	62,419	4,447,197
Kumho Petro Chemical Co. Ltd.	9,779	1,154,202
LG Chemical Ltd.	24,357	13,252,277
LG Corp.	50,582	3,022,157
LG Display Co. Ltd. (b)	123,906	1,543,760
LG Electronics, Inc.	56,895	4,220,265
LG Household & Health Care Ltd.	5,203	6,883,417
LG Innotek Co. Ltd.	7,547	1,020,876
LG Telecom Ltd.	115,021	1,123,536
Lotte Chemical Corp.	9,132	1,884,485
Lotte Confectionery Co. Ltd.	13,804	347,194
Lotte Shopping Co. Ltd.	6,316	466,680
Meritz Securities Co. Ltd.	148,437	432,370
Mirae Asset Daewoo Co. Ltd.	158,418	1,177,689
NAVER Corp.	65,832	16,807,542
NCSOFT Corp.	8,790	6,026,219
Netmarble Corp. (b)(c)	11,407	1,182,477
Orion Corp./Republic of Korea	12,586	1,203,329
Ottogi Corp.	661	309,197
Pearl Abyss Corp. (b)	3,162	561,112
POSCO	39,617	7,297,418
POSCO Chemtech Co. Ltd.	11,175	733,008
Posco International Corp.	27,522	324,342
S-Oil Corp.	24,262	1,169,112
S1 Corp.	9,121	654,085
Samsung Biologics Co. Ltd. (b)(c)	8,834	5,326,648
Samsung Card Co. Ltd.	16,150	418,214
Samsung Electro-Mechanics Co. Ltd.	29,832	3,537,996
Samsung Electronics Co. Ltd.	2,548,635	127,827,670
Samsung Engineering Co. Ltd. (b)	84,101	877,464
Samsung Fire & Marine Insurance Co. Ltd.	16,369	2,582,522
Samsung Heavy Industries Co. Ltd. (b)	251,546	1,128,211
Samsung Life Insurance Co. Ltd.	37,197	2,077,429
Samsung SDI Co. Ltd.	29,355	11,538,628
Samsung SDS Co. Ltd.	18,454	2,747,730
Samsung Securities Co. Ltd.	34,002	966,433
Seegene, Inc.	9,812	2,242,124
Shin Poong Pharmaceutical Co. (b)	15,544	1,725,902
Shinhan Financial Group Co. Ltd.	244,598	6,621,941
Shinsegae Co. Ltd.	4,050	745,376
SK C&C Co. Ltd.	18,766	3,049,308
SK Energy Co. Ltd.	29,606	3,301,906
SK Hynix, Inc.	291,698	20,648,493
SK Telecom Co. Ltd.	21,093	3,991,065
STX Pan Ocean Co. Ltd. (Korea) (b)	136,537	433,771
Woori Financial Group, Inc.	289,732	2,282,593
Woori Investment & Securities Co. Ltd.	61,905	523,324
Yuhan Corp.	24,652	1,294,469

TOTAL KOREA (SOUTH)		392,311,676

Luxembourg - 0.1%
Globant SA (b)	19,798	3,575,717
Reinet Investments SCA	80,899	1,283,783

TOTAL LUXEMBOURG		4,859,500

Malaysia - 1.6%
AMMB Holdings Bhd	881,600	605,232
Axiata Group Bhd	1,459,098	1,029,263
Bumiputra-Commerce Holdings Bhd	3,435,252	2,438,981
Carlsberg Brewery BHD	84,900	377,756
Dialog Group Bhd	2,095,865	1,867,314
DiGi.com Bhd	1,664,200	1,510,365
Fraser & Neave Holdings BHD	76,200	579,748
Gamuda Bhd	926,900	743,148
Genting Bhd	1,085,200	773,876
Genting Malaysia Bhd	1,507,340	726,004
Genting Plantations Bhd	141,100	333,517
Hap Seng Consolidated Bhd	327,000	576,889
Hartalega Holdings Bhd	904,800	3,926,294
Hong Leong Bank Bhd	346,200	1,234,533
Hong Leong Credit Bhd	121,700	413,762
IHH Healthcare Bhd	1,154,887	1,382,766
IOI Corp. Bhd	1,325,600	1,373,187
Kossan Rubber Industries Bhd	684,700	1,237,599
Kuala Lumpur Kepong Bhd	227,628	1,161,537
Malayan Banking Bhd	2,094,174	3,527,082
Malaysia Airports Holdings Bhd	545,900	549,768
Maxis Bhd	1,256,300	1,451,606
MISC Bhd	700,900	1,112,232
Nestle (Malaysia) BHD	37,000	1,241,066
Petronas Chemicals Group Bhd	1,279,800	1,803,916
Petronas Dagangan Bhd	156,526	649,238
Petronas Gas Bhd	414,900	1,574,512
PPB Group Bhd	339,540	1,537,629
Press Metal Bhd	760,200	1,005,774
Public Bank Bhd	1,553,657	5,639,057
QL Resources Bhd	583,100	884,114
RHB Capital Bhd	847,860	863,232
Sime Darby Bhd	1,467,649	851,598
Sime Darby Plantation Bhd	1,090,949	1,271,013
Supermax Corp. Bhd	799,600	1,825,778
Telekom Malaysia Bhd	615,300	620,453
Tenaga Nasional Bhd	1,210,172	2,778,824
Top Glove Corp. Bhd	2,507,800	5,174,262
Westports Holdings Bhd	438,600	411,561
YTL Corp. Bhd	1,798,719	314,186

TOTAL MALAYSIA		57,378,672

Mexico - 1.6%
Alfa SA de CV Series A	1,475,600	985,751
America Movil S.A.B. de CV Series L	17,982,047	10,944,451
CEMEX S.A.B. de CV unit	8,075,086	3,334,877
Coca-Cola FEMSA S.A.B. de CV unit	284,854	1,078,635
Embotelladoras Arca S.A.B. de CV	251,500	1,094,973
Fibra Uno Administracion SA de CV	1,711,583	1,296,709
Fomento Economico Mexicano S.A.B. de CV unit	1,048,491	5,619,732
Gruma S.A.B. de CV Series B	118,345	1,258,742
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	203,327	1,692,163
Grupo Aeroportuario del Sureste S.A.B. de CV Series B (b)	109,790	1,268,215
Grupo Bimbo S.A.B. de CV Series A	853,670	1,649,668
Grupo Carso SA de CV Series A1	248,400	459,993
Grupo Financiero Banorte S.A.B. de CV Series O (b)	1,389,181	6,188,983
Grupo Financiero Inbursa S.A.B. de CV Series O (b)	1,243,200	920,759
Grupo Mexico SA de CV Series B	1,668,954	4,740,564
Grupo Televisa SA de CV (b)	1,277,093	1,615,369
Industrias Penoles SA de CV (a)	74,720	1,189,799
Infraestructura Energetica Nova S.A.B. de CV	289,100	967,415
JB y Co. SA de CV	311,100	653,102
Kimberly-Clark de Mexico SA de CV Series A	809,427	1,203,179
Megacable Holdings S.A.B. de CV unit	157,100	498,374
Mexichem S.A.B. de CV	563,820	997,048
Promotora y Operadora de Infraestructura S.A.B. de CV	119,035	779,818
Wal-Mart de Mexico SA de CV Series V	2,803,856	6,774,515

TOTAL MEXICO		57,212,834

Netherlands - 0.3%
X5 Retail Group NV GDR	65,295	2,298,861
Yandex NV Class A (b)	161,144	9,178,121

TOTAL NETHERLANDS		11,476,982

Pakistan - 0.0%
Habib Bank Ltd.	323,955	263,107
MCB Bank Ltd.	221,876	230,214
Oil & Gas Development Co. Ltd.	402,817	234,926

TOTAL PAKISTAN		728,247

Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR	115,898	1,422,068
Philippines - 0.8%
Aboitiz Equity Ventures, Inc.	1,054,520	967,461
Aboitiz Power Corp.	805,855	448,269
Ayala Corp.	148,126	2,327,401
Ayala Land, Inc.	4,310,413	2,925,313
Bank of the Philippine Islands (BPI)	483,998	731,793
BDO Unibank, Inc.	1,053,201	1,922,625
Globe Telecom, Inc.	18,035	752,754
GT Capital Holdings, Inc.	52,677	466,046
International Container Terminal Services, Inc.	529,750	1,252,450
JG Summit Holdings, Inc.	1,535,793	2,030,707
Jollibee Food Corp.	230,923	807,379
Manila Electric Co.	120,990	747,090
Megaworld Corp. (b)	5,880,500	366,747
Metro Pacific Investments Corp.	7,639,200	630,095
Metropolitan Bank & Trust Co.	978,692	820,099
Philippine Long Distance Telephone Co.	46,535	1,265,337
PUREGOLD Price Club, Inc.	542,300	460,756
Robinsons Land Corp.	1,083,897	334,630
SM Investments Corp.	129,035	2,522,700
SM Prime Holdings, Inc.	5,393,200	3,743,624
Universal Robina Corp.	469,958	1,332,439

TOTAL PHILIPPINES		26,855,715

Poland - 0.6%
Allegro.eu SA (b)(c)	136,620	2,776,507
Bank Polska Kasa Opieki SA (b)	96,103	1,026,190
Bank Zachodni WBK SA (b)	18,606	578,118
BRE Bank SA	7,683	224,167
CD Projekt RED SA (b)	35,874	3,039,494
Cyfrowy Polsat SA	148,475	925,671
Dino Polska SA (b)(c)	26,171	1,437,270
Grupa Lotos SA	48,126	338,946
KGHM Polska Miedz SA (Bearer) (b)	74,548	2,224,990
LPP SA (b)	686	908,058
Orange Polska SA (b)	350,829	538,837
Polish Oil & Gas Co. SA	926,273	975,739
Polska Grupa Energetyczna SA (b)	448,911	511,441
Polski Koncern Naftowy Orlen SA	159,025	1,530,554
Powszechna Kasa Oszczednosci Bank SA (b)	462,838	2,216,211
Powszechny Zaklad Ubezpieczen SA (b)	313,340	1,709,732

TOTAL POLAND		20,961,925

Qatar - 0.8%
Barwa Real Estate Co.	1,061,420	971,632
Industries Qatar QSC (b)	953,093	2,359,828
Masraf al Rayan	2,030,812	2,395,588
Mesaieed Petrochemical Holding Co.	2,359,797	1,202,259
Ooredoo Qsc	455,835	830,043
Qatar Electricity & Water Co.	288,417	1,322,868
Qatar Fuel Co.	253,073	1,195,511
Qatar International Islamic Bank QSC	400,429	912,925
Qatar Islamic Bank	634,298	2,822,199
Qatar National Bank SAQ	2,400,054	11,667,387
The Commercial Bank of Qatar	1,072,171	1,251,504

TOTAL QATAR		26,931,744

Russia - 2.2%
Alrosa Co. Ltd.	1,366,801	1,228,755
Gazprom OAO	6,319,026	12,311,842
Inter Rao Ues JSC	19,244,158	1,231,529
Lukoil PJSC	221,723	11,334,719
Magnit OJSC GDR (Reg. S)	189,072	2,607,303
Magnitogorsk Iron & Steel Works PJSC	1,153,400	546,765
MMC Norilsk Nickel PJSC	33,785	8,041,088
Mobile TeleSystems OJSC sponsored ADR	239,204	1,870,575
Moscow Exchange MICEX-RTS OAO	730,647	1,232,403
NOVATEK OAO GDR (Reg. S)	48,332	5,824,006
Novolipetsk Steel OJSC	639,706	1,497,730
PhosAgro OJSC GDR (Reg. S)	70,634	813,704
Polyus PJSC	17,917	3,509,257
Rosneft Oil Co. OJSC	622,521	2,751,219
Sberbank of Russia	5,743,335	14,556,241
Severstal PAO	111,409	1,523,528
Surgutneftegas OJSC	3,885,662	1,611,613
Tatneft PAO	753,242	3,892,136
VTB Bank OJSC	1,684,979,962	694,512

TOTAL RUSSIA		77,078,925

Saudi Arabia - 2.6%
Abdullah Al Othaim Markets Co.	24,100	841,826
Advanced Polypropylene Co.	56,975	878,104
Al Rajhi Bank	653,798	11,471,058
Alinma Bank	521,102	2,123,147
Almarai Co. Ltd.	133,711	1,839,716
Arab National Bank	320,139	1,620,201
Bank Al-Jazira	214,475	744,598
Bank Albilad	196,470	1,218,540
Banque Saudi Fransi	313,537	2,483,014
Bupa Arabia for Cooperative Insurance Co. (b)	31,900	974,786
Dar Al Arkan Real Estate Development Co. (b)	273,904	583,551
Emaar The Economic City (b)	203,321	482,510
Etihad Etisalat Co. (b)	204,393	1,526,012
Jarir Marketing Co.	32,397	1,496,190
Mobile Telecommunications Co. Saudi Arabia (b)	117,548	386,153
National Commercial Bank	785,646	8,180,539
National Industrialization Co. (b)	175,804	529,714
Rabigh Refining & Petrochemical Co. (b)	116,673	378,924
Riyad Bank	720,388	3,457,586
SABIC	480,950	11,541,877
Sahara International Petrochemical Co.	192,126	746,926
Samba Financial Group	523,708	3,854,183
Saudi Airlines Catering Co.	18,787	389,736
Saudi Arabian Fertilizers Co.	109,154	2,194,548
Saudi Arabian Mining Co. (b)	230,588	2,293,399
Saudi Arabian Oil Co.	1,175,112	10,559,495
Saudi Cement Co.	39,299	567,956
Saudi Electricity Co.	449,327	2,266,823
Saudi Industrial Investment Group	117,632	636,730
Saudi Kayan Petrochemical Co. (b)	392,265	991,567
Saudi Telecom Co.	321,688	8,551,927
The Co. for Cooperative Insurance (b)	32,158	694,557
The Saudi British Bank	383,580	2,436,305
The Savola Group	139,948	1,709,095
Yanbu National Petrochemical Co.	135,738	2,081,150

TOTAL SAUDI ARABIA		92,732,443

Singapore - 0.0%
BOC Aviation Ltd. Class A (c)	108,100	667,215
South Africa - 3.4%
Absa Group Ltd.	382,962	2,058,608
Anglo American Platinum Ltd.	28,769	1,904,939
AngloGold Ashanti Ltd.	222,087	5,118,097
Aspen Pharmacare Holdings Ltd. (b)	204,508	1,331,762
Bidcorp Ltd.	178,423	2,456,499
Bidvest Group Ltd.	152,664	1,255,354
Capitec Bank Holdings Ltd.	36,928	2,595,288
Clicks Group Ltd.	132,056	1,909,980
Discovery Ltd.	205,860	1,360,923
Exxaro Resources Ltd.	135,201	912,080
FirstRand Ltd.	2,538,987	5,893,822
Gold Fields Ltd.	471,298	5,097,175
Growthpoint Properties Ltd.	1,608,412	1,052,236
Harmony Gold Mining Co. Ltd. (b)	289,257	1,440,558
Impala Platinum Holdings Ltd.	426,617	3,797,030
Kumba Iron Ore Ltd.	34,350	1,019,831
Life Healthcare Group Holdings Ltd.	722,312	722,224
MMI Holdings Ltd.	503,854	403,092
Mr Price Group Ltd.	138,610	1,048,582
MTN Group Ltd.	903,863	3,227,255
MultiChoice Group Ltd.	234,608	1,934,784
Naspers Ltd. Class N	232,576	45,405,246
Nedbank Group Ltd.	199,695	1,181,317
Northam Platinum Ltd. (b)	190,383	1,829,187
Old Mutual Ltd.	2,497,607	1,448,820
Rand Merchant Insurance Holdings Ltd.	399,330	697,554
Remgro Ltd.	279,550	1,491,251
Sanlam Ltd.	939,496	2,740,427
Sasol Ltd. (b)	299,748	1,565,352
Shoprite Holdings Ltd.	267,669	2,130,900
Sibanye Stillwater Ltd.	1,212,970	3,576,709
Spar Group Ltd.	102,069	1,082,043
Standard Bank Group Ltd.	690,093	4,512,443
Steinhoff Africa Retail Ltd. (c)	457,992	336,919
Tiger Brands Ltd.	85,474	1,063,570
Vodacom Group Ltd.	341,356	2,572,452
Woolworths Holdings Ltd.	534,315	1,147,634

TOTAL SOUTH AFRICA		119,321,943

Taiwan - 12.1%
Accton Technology Corp.	272,000	1,972,806
Acer, Inc.	1,562,000	1,302,167
Advantech Co. Ltd.	208,066	2,101,824
ASE Technology Holding Co. Ltd.	1,744,592	3,915,100
Asia Cement Corp.	1,141,000	1,641,167
ASMedia Technology, Inc.	15,000	752,386
ASUSTeK Computer, Inc.	377,502	3,199,840
AU Optronics Corp. (b)	4,622,000	1,866,390
Catcher Technology Co. Ltd.	370,095	2,335,005
Cathay Financial Holding Co. Ltd.	4,195,809	5,631,762
Chang Hwa Commercial Bank	2,762,212	1,646,185
Cheng Shin Rubber Industry Co. Ltd.	959,000	1,210,105
Chicony Electronics Co. Ltd.	322,008	969,097
China Development Finance Holding Corp.	6,768,000	1,982,447
China Life Insurance Co. Ltd.	1,516,918	1,015,379
China Steel Corp.	6,324,289	4,487,506
Chinatrust Financial Holding Co. Ltd.	9,355,778	5,902,751
Chunghwa Telecom Co. Ltd.	2,039,129	7,648,715
Compal Electronics, Inc.	2,280,000	1,482,331
Delta Electronics, Inc.	1,041,717	6,918,320
E.SUN Financial Holdings Co. Ltd.	6,015,617	5,109,563
ECLAT Textile Co. Ltd.	103,129	1,364,407
EVA Airways Corp.	1,217,659	459,671
Evergreen Marine Corp. (Taiwan) (b)	1,270,735	839,487
Far Eastern Textile Ltd.	1,593,000	1,433,806
Far EasTone Telecommunications Co. Ltd.	864,348	1,812,747
Feng Tay Enterprise Co. Ltd.	212,390	1,284,333
First Financial Holding Co. Ltd.	5,479,993	3,840,535
Formosa Chemicals & Fibre Corp.	1,879,149	4,519,048
Formosa Petrochemical Corp.	619,347	1,701,586
Formosa Plastics Corp.	2,040,085	5,640,558
Formosa Taffeta Co. Ltd.	413,000	451,126
Foxconn Technology Co. Ltd.	508,710	890,852
Fubon Financial Holding Co. Ltd.	3,533,846	5,027,353
Giant Manufacturing Co. Ltd.	159,000	1,561,711
GlobalWafers Co. Ltd.	118,000	1,711,699
Highwealth Construction Corp.	412,900	598,950
HIWIN Technologies Corp.	134,906	1,174,162
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,668,465	18,064,457
Hotai Motor Co. Ltd.	161,000	3,387,815
Hua Nan Financial Holdings Co. Ltd.	4,455,780	2,678,857
Innolux Corp.	4,408,000	1,526,907
Inventec Corp.	1,369,000	1,081,457
Largan Precision Co. Ltd.	53,451	5,651,693
Lite-On Technology Corp.	1,144,044	1,861,486
MediaTek, Inc.	806,615	19,115,837
Mega Financial Holding Co. Ltd.	5,809,289	5,594,250
Micro-Star International Co. Ltd.	361,000	1,451,117
Nan Ya Plastics Corp.	2,749,358	5,641,138
Nanya Technology Corp.	667,000	1,347,569
Nien Made Enterprise Co. Ltd.	87,000	979,202
Novatek Microelectronics Corp.	310,000	2,893,146
Pegatron Corp.	1,053,000	2,263,606
Phison Electronics Corp.	82,000	849,837
Pou Chen Corp.	1,270,391	1,119,013
Powertech Technology, Inc.	402,981	1,188,843
President Chain Store Corp.	308,000	2,777,587
Quanta Computer, Inc.	1,548,000	3,895,837
Realtek Semiconductor Corp.	260,000	3,230,802
Ruentex Development Co. Ltd.	439,400	606,673
Shin Kong Financial Holding Co. Ltd.	5,873,029	1,634,077
Sinopac Holdings Co.	5,445,302	2,036,587
Standard Foods Corp.	225,016	480,565
Synnex Technology International Corp.	719,700	1,067,890
Taishin Financial Holdings Co. Ltd.	5,248,022	2,311,338
Taiwan Business Bank	3,028,472	995,059
Taiwan Cement Corp.	2,566,537	3,637,774
Taiwan Cooperative Financial Holding Co. Ltd.	4,986,088	3,346,251
Taiwan High Speed Rail Corp.	1,008,000	1,065,818
Taiwan Mobile Co. Ltd.	889,000	3,035,943
Taiwan Semiconductor Manufacturing Co. Ltd.	13,156,740	199,018,932
The Shanghai Commercial & Savings Bank Ltd.	1,787,420	2,314,793
Unified-President Enterprises Corp.	2,569,332	5,505,262
United Microelectronics Corp.	6,205,000	6,667,546
Vanguard International Semiconductor Corp.	486,000	1,583,250
Walsin Technology Corp.	168,000	960,117
Win Semiconductors Corp.	182,000	1,978,468
Winbond Electronics Corp.	1,610,000	953,878
Wistron Corp.	1,522,251	1,516,451
Wiwynn Corp.	42,629	1,083,270
WPG Holding Co. Ltd.	864,880	1,172,965
Yageo Corp.	197,321	2,451,942
Yuanta Financial Holding Co. Ltd.	5,191,215	3,220,807

TOTAL TAIWAN		432,648,989

Thailand - 1.6%
Advanced Info Service PCL	41,300	228,428
Advanced Info Service PCL (For. Reg.)	568,900	3,146,557
Airports of Thailand PCL (For. Reg.)	2,561,900	4,247,397
Asset World Corp. PCL	3,307,600	309,441
B. Grimm Power PCL	54,400	68,462
B. Grimm Power PCL (For. Reg.)	360,700	453,937
Bangkok Bank PCL (For. Reg.)	294,500	912,206
Bangkok Commercial Asset Management PCL	891,700	577,254
Bangkok Dusit Medical Services PCL (For. Reg.)	5,166,100	2,898,437
Bangkok Expressway and Metro PCL	3,640,200	956,390
Berli Jucker PCL	19,800	18,237
Berli Jucker PCL (For. Reg)	571,500	526,398
BTS Group Holdings PCL (For. Reg.)	4,114,900	1,180,806
Bumrungrad Hospital PCL (For. Reg.)	252,200	735,741
Central Pattana PCL	15,700	19,361
Central Pattana PCL (For. Reg.)	1,141,800	1,408,074
Central Retail Corp. PCL (c)	35,900	30,682
Central Retail Corp. PCL	880,924	752,889
Charoen Pokphand Foods PCL (For. Reg.)	2,291,000	1,854,350
CP ALL PCL	307,400	529,147
CP ALL PCL (For. Reg.)	3,000,300	5,164,609
Electricity Generating PCL (For. Reg.)	144,400	768,355
Energy Absolute PCL	32,200	39,251
Energy Absolute PCL (For. Reg.)	752,900	917,755
Global Power Synergy Public Co. Ltd.	337,100	559,498
Gulf Energy Development PCL	283,100	258,790
Gulf Energy Development PCL (For. Reg.)	907,100	829,207
Home Product Center PCL (For. Reg.)	3,329,300	1,488,858
Indorama Ventures PCL (For. Reg.)	762,100	539,570
Intouch Holdings PCL	172,800	296,368
Intouch Holdings PCL (For. Reg.)	1,031,000	1,768,261
IRPC PCL	652,500	42,246
IRPC PCL (For. Reg.)	5,336,600	345,516
Kasikornbank PCL	61,400	149,903
Kasikornbank PCL (For. Reg.)	864,000	2,081,727
Krung Thai Bank PCL (For. Reg.)	1,986,600	550,623
Krungthai Card PCL	24,000	30,392
Krungthai Card PCL (For. Reg.)	376,400	476,645
Land & House PCL (For. Reg.)	4,635,700	950,588
Minor International PCL	187,100	100,097
Minor International PCL:
warrants 9/30/21 (b)	79,000	611
warrants 7/31/23 (b)	81,648	16,322
(For. Reg.)	1,708,173	913,855
Muangthai Leasing PCL	373,101	654,686
Osotspa PCL	303,500	311,281
PTT Exploration and Production PCL	84,000	212,233
PTT Exploration and Production PCL (For. Reg.)	658,300	1,663,248
PTT Global Chemical PCL	24,000	30,751
PTT Global Chemical PCL (For. Reg.)	1,145,600	1,467,847
PTT PCL	460,200	457,309
PTT PCL (For. Reg.)	5,407,100	5,373,132
Ratchaburi Electric Generating Holding PCL (For. Reg.)	316,000	471,422
Robinsons Department Store PCL (For. Reg.) (b)	55,100	74,869
Siam Cement PCL	10,100	109,432
Siam Cement PCL (For. Reg.)	401,100	4,345,846
Siam Commercial Bank PCL	20,000	41,639
Siam Commercial Bank PCL (For. Reg.)	388,400	808,634
Srisawad Corp. PCL	10,700	16,979
Srisawad Corp. PCL:
warrants 8/29/25 (b)	16,016	4,234
(For. Reg.)	371,200	592,437
Thai Oil PCL	50,600	55,569
Thai Oil PCL (For. Reg.)	558,100	612,908
Thai Union Frozen Products PCL	206,900	100,836
Thai Union Frozen Products PCL (For. Reg.)	1,744,100	850,015
TMB Bank PCL (For. Reg.)	11,514,658	298,686
Total Access Communication PCL (For. Reg.)	208,900	205,412
True Corp. PCL	280,200	24,395
True Corp. PCL (For. Reg.)	5,761,137	501,583

TOTAL THAILAND		58,428,624

Turkey - 0.3%
Akbank TAS (b)	1,651,963	940,374
Anadolu Efes Biracilik Ve Malt Sanayii A/S	127,125	294,772
Aselsan A/S	361,770	723,151
Bim Birlesik Magazalar A/S JSC	243,378	1,940,170
Eregli Demir ve Celik Fabrikalari T.A.S.	752,956	856,336
Ford Otomotiv Sanayi A/S	37,788	487,034
Haci Omer Sabanci Holding A/S	499,721	490,805
Koc Holding A/S	407,608	688,792
Tupras Turkiye Petrol Rafinerileri A/S (b)	66,022	588,955
Turk Hava Yollari AO (b)	282,021	303,578
Turk Sise ve Cam Fabrikalari A/S	731,442	535,084
Turkcell Iletisim Hizmet A/S	590,173	1,028,286
Turkiye Garanti Bankasi A/S (b)	1,222,533	962,912
Turkiye Is Bankasi A/S Series C (b)	857,762	523,082
Yapi ve Kredi Bankasi A/S (b)	1,575,663	404,281

TOTAL TURKEY		10,767,612

United Arab Emirates - 0.6%
Abu Dhabi Commercial Bank PJSC (d)	1,493,549	2,386,816
Aldar Properties PJSC	2,071,833	1,545,492
Dubai Islamic Bank Pakistan Ltd.	981,263	1,111,322
Emaar Malls Group PJSC (b)	1,390,318	560,192
Emaar Properties PJSC (b)	1,882,482	1,368,370
Emirates NBD Bank PJSC	1,350,617	3,493,149
Emirates Telecommunications Corp.	932,906	4,287,179
National Bank of Abu Dhabi PJSC	1,460,733	4,557,396

TOTAL UNITED ARAB EMIRATES		19,309,916

United States of America - 0.4%
Southern Copper Corp.	46,171	2,416,590
Yum China Holdings, Inc.	211,602	11,263,574

TOTAL UNITED STATES OF AMERICA		13,680,164

TOTAL COMMON STOCKS
(Cost $2,527,167,548)		3,411,146,012

Nonconvertible Preferred Stocks - 1.9%
Brazil - 1.1%
Banco Bradesco SA (PN)	2,335,846	8,206,878
Braskem SA (PN-A)	98,800	393,275
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	149,605	807,999
Companhia Energetica de Minas Gerais (CEMIG) (PN)	516,527	922,699
Companhia Paranaense de Energia-Copel (PN-B)	55,200	594,141
Gerdau SA	583,300	2,217,129
Itau Unibanco Holding SA	2,587,371	10,587,661
Itausa-Investimentos Itau SA (PN)	2,360,212	3,739,023
Lojas Americanas SA (PN)	488,726	1,978,600
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	2,551,600	8,422,399
Telefonica Brasil SA	242,925	1,800,997

TOTAL BRAZIL		39,670,801

Chile - 0.1%
Embotelladora Andina SA Class B	203,366	423,405
Sociedad Quimica y Minera de Chile SA (PN-B)	61,161	2,234,318

TOTAL CHILE		2,657,723

Colombia - 0.0%
Bancolombia SA (PN)	239,591	1,516,653
Korea (South) - 0.7%
AMOREPACIFIC Corp.	2,449	113,820
Hyundai Motor Co.	12,202	849,403
Hyundai Motor Co. Series 2	18,687	1,321,182
LG Chemical Ltd.	4,353	1,204,347
LG Household & Health Care Ltd.	637	388,227
Samsung Electronics Co. Ltd.	441,559	19,599,616

TOTAL KOREA (SOUTH)		23,476,595

Russia - 0.0%
Surgutneftegas OJSC	3,629,022	1,656,143
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $67,842,904)		68,977,915
	Principal Amount	Value

Government Obligations - 0.2%
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.13% 11/5/20 to 2/4/21 (Cost $5,678,677)(f)	5,680,000	5,678,694
	Shares	Value

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.10% (g)	74,560,189	74,575,101
Fidelity Securities Lending Cash Central Fund 0.11% (g)(h)	13,812,110	13,813,491
TOTAL MONEY MARKET FUNDS
(Cost $88,388,592)		88,388,592
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $2,689,077,721)		3,574,191,213
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(9,782,559)
NET ASSETS - 100%		$3,564,408,654

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1,529	Dec. 2020	$84,240,255	$936,019	$936,019

The notional amount of futures purchased as a percentage of Net Assets is 2.4%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $174,817,139.

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $102,932,003 or 2.9% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,678,694.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,477,358
Fidelity Securities Lending Cash Central Fund	350,645
Total	$1,828,003

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$460,659,336	$121,010,465	$339,648,871	$--
Consumer Discretionary	727,302,367	585,120,187	142,179,463	2,717
Consumer Staples	204,039,764	87,244,574	116,732,833	62,357
Energy	171,055,244	62,254,596	108,800,648	--
Financials	593,273,121	258,738,690	332,147,615	2,386,816
Health Care	147,993,718	65,281,817	82,711,901	--
Industrials	149,630,145	72,790,954	76,839,191	--
Information Technology	641,987,912	139,822,622	502,162,552	2,738
Materials	238,625,361	126,899,449	111,725,912	--
Real Estate	78,986,883	60,976,487	18,010,396	--
Utilities	66,570,076	43,643,113	22,926,963	--
Government Obligations	5,678,694	--	5,678,694	--
Money Market Funds	88,388,592	88,388,592	--	--
Total Investments in Securities:	$3,574,191,213	$1,712,171,546	$1,859,565,039	$2,454,628
Derivative Instruments:
Assets
Futures Contracts	$936,019	$936,019	$--	$--
Total Assets	$936,019	$936,019	$--	$--
Total Derivative Instruments:	$936,019	$936,019	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$936,019	$0
Total Equity Risk	936,019	0
Total Value of Derivatives	$936,019	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $13,079,462) — See accompanying schedule: Unaffiliated issuers (cost $2,600,689,129)	$3,485,802,621
Fidelity Central Funds (cost $88,388,592)	88,388,592
Total Investment in Securities (cost $2,689,077,721)		$3,574,191,213
Segregated cash with brokers for derivative instruments		2,696,211
Cash		583,221
Foreign currency held at value (cost $4,352,152)		4,349,098
Receivable for investments sold		123,904
Receivable for fund shares sold		1,809,524
Dividends receivable		2,738,585
Distributions receivable from Fidelity Central Funds		18,134
Prepaid expenses		5,706
Receivable from investment adviser for expense reductions		182,862
Other receivables		592
Total assets		3,586,699,050
Liabilities
Payable for investments purchased
Regular delivery	$3,075,103
Delayed delivery	29,481
Payable for fund shares redeemed	2,328,311
Accrued management fee	218,990
Payable for daily variation margin on futures contracts	1,063,370
Other payables and accrued expenses	1,750,397
Collateral on securities loaned	13,824,744
Total liabilities		22,290,396
Net Assets		$3,564,408,654
Net Assets consist of:
Paid in capital		$3,128,146,216
Total accumulated earnings (loss)		436,262,438
Net Assets		$3,564,408,654
Net Asset Value, offering price and redemption price per share ($3,564,408,654 ÷ 246,725,918 shares)		$14.45

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$98,547,963
Interest		80,926
Income from Fidelity Central Funds (including $350,645 from security lending)		1,828,003
Income before foreign taxes withheld		100,456,892
Less foreign taxes withheld		(11,448,069)
Total income		89,008,823
Expenses
Management fee	$2,924,378
Custodian fees and expenses	2,301,676
Independent trustees' fees and expenses	13,018
Registration fees	80,530
Audit	98,091
Legal	6,596
Interest	76,643
Miscellaneous	22,562
Total expenses before reductions	5,523,494
Expense reductions	(2,557,824)
Total expenses after reductions		2,965,670
Net investment income (loss)		86,043,153
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $88,667)	(152,533,266)
Fidelity Central Funds	51,805
Foreign currency transactions	(2,894,295)
Futures contracts	(52,736,186)
Total net realized gain (loss)		(208,111,942)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $143,063)	279,116,359
Assets and liabilities in foreign currencies	(83,659)
Futures contracts	754,872
Total change in net unrealized appreciation (depreciation)		279,787,572
Net gain (loss)		71,675,630
Net increase (decrease) in net assets resulting from operations		$157,718,783

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$86,043,153	$118,403,131
Net realized gain (loss)	(208,111,942)	(261,666,568)
Change in net unrealized appreciation (depreciation)	279,787,572	544,264,612
Net increase (decrease) in net assets resulting from operations	157,718,783	401,001,175
Distributions to shareholders	(101,087,947)	(95,358,527)
Share transactions
Proceeds from sales of shares	3,256,992,963	1,804,261,667
Reinvestment of distributions	100,106,928	76,253,303
Cost of shares redeemed	(3,690,094,340)	(2,603,079,340)
Net increase (decrease) in net assets resulting from share transactions	(332,994,449)	(722,564,370)
Total increase (decrease) in net assets	(276,363,613)	(416,921,722)
Net Assets
Beginning of period	3,840,772,267	4,257,693,989
End of period	$3,564,408,654	$3,840,772,267
Other Information
Shares
Sold	244,559,724	136,190,226
Issued in reinvestment of distributions	7,409,839	6,105,149
Redeemed	(285,330,039)	(199,627,613)
Net increase (decrease)	(33,360,476)	(57,332,238)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Emerging Markets Index Fund

Years ended October 31,	2020	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$13.71	$12.62	$14.80	$11.94	$10.00
Income from Investment Operations
Net investment income (loss)B	.30	.42C	.36	.31	.25
Net realized and unrealized gain (loss)	.80	.99	(2.18)	2.76	1.69
Total from investment operations	1.10	1.41	(1.82)	3.07	1.94
Distributions from net investment income	(.36)	(.32)	(.27)	(.13)	–
Distributions from net realized gain	–	–	(.09)	(.08)	–
Total distributions	(.36)	(.32)	(.36)	(.21)	–
Net asset value, end of period	$14.45	$13.71	$12.62	$14.80	$11.94
Total ReturnD,E	8.19%	11.44%	(12.61)%	26.24%	19.40%
Ratios to Average Net AssetsF,G
Expenses before reductions	.14%	.16%	.17%	.17%	.33%H
Expenses net of fee waivers, if any	.08%	.08%	.08%	.09%	.11%H
Expenses net of all reductions	.08%	.08%	.08%	.09%	.11%H
Net investment income (loss)	2.21%	3.12%C	2.48%	2.36%	2.67%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,564,409	$3,840,772	$4,257,694	$3,209,729	$1,461,386
Portfolio turnover rateI	38%	22%	3%	2%	16%H

 A For the period January 5, 2016 (commencement of operations) to October 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.51%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity SAI Emerging Markets Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,188,991,892
Gross unrealized depreciation	(315,852,481)
Net unrealized appreciation (depreciation)	$873,139,411
Tax Cost	$2,701,051,802

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$49,746,707
Capital loss carryforward	$(485,745,875)
Net unrealized appreciation (depreciation) on securities and other investments	$873,071,348

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(292,935,208)
Long-term	(192,810,667)
Total capital loss carryforward	$(485,745,875)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$101,087,947	$ 95,358,527

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Emerging Markets Index Fund	1,405,530,948	1,881,749,880

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .08% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Index Fund	Borrower	$53,240,475.61%		$71,786

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity SAI Emerging Markets Index Fund	$9,323

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Emerging Markets Index Fund	$19,016	$22,368	$–

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Index Fund	$8,774,545.60%		$4,857

10. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .075% of average net assets. This reimbursement will remain in place through February 28, 2022. The expense limitation prior to August 1, 2019 was .08%. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,508,629.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $49,195.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Emerging Markets Fund and Strategic Advisers Fidelity Emerging Markets Fund, were the owners of record of approximately 19% and 15%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 34% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Emerging Markets Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Emerging Markets Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period January 5, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period January 5, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity SAI Emerging Markets Index Fund	.08%
Actual		$1,000.00	$1,218.40	$.45
Hypothetical-C		$1,000.00	$1,024.73	$.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 56% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.4058 and $0.0478 for the dividend paid December 9, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Emerging Markets Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund’s Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board’s annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity’s competitors, and that the fund’s shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's and Geode's investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one- and three-year periods. Due to the characteristics of the fund, no peer group performance information was considered by the Board. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity SAI Emerging Markets Index Fund

The Board considered that (i) effective July 1, 2016, the fund's management fee rate was reduced from 0.20% to 0.09%, and (ii) effective August 1, 2019, the fund's management fee rate was further reduced from 0.09% to 0.075%. The Board considered that the chart below reflects the fund's lower management fee rates for 2016 and 2019, as if the lower fee rates were in effect for the entire period.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2019.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.075% through February 28, 2021.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SV6-ANN-1220
1.9879600.104

Fidelity® Total International Index Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity® Total International Index Fund	(1.97)%	4.99%

 A From June 7, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Index Fund on June 7, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Investable Market Index performed over the same period.

Period Ending Values
$12,392	Fidelity® Total International Index Fund
$12,530	MSCI ACWI (All Country World Index) ex USA Investable Market Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2020, the fund returned -1.97%, compared with a return of -2.12% for the benchmark MSCI ACWI (All Country World Index) ex USA Investible Market Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) Individually, several stocks in the energy sector – by far the weakest performer of the 12 months – were notable detractors, as oil-price weakness and sluggish demand amid the pandemic hampered U.K.-based Royal Dutch Shell, which returned roughly-55%, and BP (-57%), as well as France's Total (-39%). Another individual detractor was British multinational investment bank HSBC Holdings (-45%). The firm suspended its dividend in late March, partly as lower interest rates made lending less profitable. Weak profits along with heightened concern about bad debts at the company also weighed on HSBC's share price. Elsewhere, slumping demand for air travel weighed on the shares of Dutch aircraft manufacturer Airbus (-49%). On the positive side, Chinese e-commerce and cloud-computing company Alibaba Group (+72%) was the top contributor, driven by favorable quarterly financial results announced in mid-August. Also adding value was Chinese entertainment conglomerate Tencent Holding (+87%), which generated strong earnings and revenue growth. Further contributing was Taiwan Semiconductor, whose shares rose 58%, aided by strong customer demand for chip manufacturing services among global technology companies. Of final note, Chinese shopping platform Meituan (+211%) benefited from strong demand amid consumers' transition to working and shopping from home.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.4
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.6
Nestle SA (Reg. S) (Switzerland, Food Products)	1.4
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	0.9
Novartis AG (Switzerland, Pharmaceuticals)	0.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	0.6
Toyota Motor Corp. (Japan, Automobiles)	0.6
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	0.6
11.6

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	17.9
Consumer Discretionary	13.9
Industrials	12.6
Information Technology	11.8
Health Care	9.8
Consumer Staples	9.3
Materials	8.1
Communication Services	7.8
Real Estate	3.8
Energy	3.8

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	17.3%
Cayman Islands	8.4%
United Kingdom	8.1%
Canada	6.4%
Switzerland	6.1%
France	5.6%
Germany	5.2%
Australia	4.5%
Taiwan	4.0%
Other*	34.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Argentina - 0.0%
Banco Macro SA sponsored ADR (a)	8,628	$102,932
Central Puerto SA sponsored ADR (b)	22,701	49,261
Grupo Financiero Galicia SA sponsored ADR (b)	20,695	129,551
Pampa Holding SA sponsored ADR (a)(b)	11,267	132,951
Telecom Argentina SA Class B sponsored ADR (b)	18,307	117,348
Transportadora de Gas del Sur SA Class B sponsored ADR (b)	20,041	96,598
YPF SA Class D sponsored ADR (a)	37,887	121,996

TOTAL ARGENTINA		750,637

Australia - 4.5%
Abacus Property Group unit	53,153	103,541
Accent Group Ltd.	71,378	83,802
Adbri Ltd.	77,786	154,612
Afterpay Ltd. (a)	41,653	2,836,114
AGL Energy Ltd.	119,547	1,047,774
ALS Ltd.	90,297	597,516
Altium Ltd.	22,442	589,039
Alumina Ltd.	481,258	486,102
AMP Ltd.	643,880	692,874
Ampol Ltd.	50,060	912,800
Ansell Ltd.	23,249	657,414
AP Eagers Ltd.	27,822	212,792
APA Group unit	233,757	1,723,337
Appen Ltd.	20,573	468,580
ARB Corp. Ltd.	11,975	259,391
Aristocrat Leisure Ltd.	114,415	2,303,944
ASX Ltd.	37,401	2,094,255
Atlas Arteria Ltd. unit	180,977	716,862
Aub Group Ltd.	26,473	310,308
Aurizon Holdings Ltd.	367,952	975,683
Austal Ltd.	67,275	128,283
Australia & New Zealand Banking Group Ltd.	542,072	7,193,638
Australian Agricultural Co. Ltd. (a)	71,591	56,093
Bank of Queensland Ltd.	83,473	376,585
Bapcor Ltd.	62,998	339,545
Beach Energy Ltd.	327,432	271,513
Bega Cheese Ltd.	37,729	132,730
Bendigo & Adelaide Bank Ltd.	97,388	458,137
BHP Billiton Ltd.	560,221	13,429,406
Bingo Industries Ltd.	71,324	123,464
Blackmores Ltd. (a)	2,503	123,625
BlueScope Steel Ltd.	101,287	1,046,162
Boral Ltd.	228,754	732,540
Brambles Ltd.	297,592	2,007,055
Bravura Solutions Ltd.	53,028	109,438
Breville Group Ltd.	18,243	337,994
Brickworks Ltd.	17,944	218,143
BT Investment Management Ltd.	56,198	255,674
BWP Trust	77,215	217,675
Carsales.com Ltd.	43,918	641,632
Centuria Industrial REIT	136,742	295,321
Centuria Office REIT unit	54,279	78,596
Challenger Ltd.	90,839	307,080
Champion Iron Ltd. (a)	62,811	148,717
Charter Hall Group unit	83,918	727,613
Charter Hall Long Wale REIT unit	75,920	254,542
Charter Hall Retail REIT	83,940	203,116
Charter Hall Social Infrastruc	63,431	129,183
Cimic Group Ltd.	19,453	294,008
Clinuvel Pharmaceuticals Ltd.	7,719	112,166
Coca-Cola Amatil Ltd.	92,492	808,549
Cochlear Ltd.	13,061	1,949,425
Coles Group Ltd.	256,695	3,206,705
Collins Foods Ltd.	30,692	208,320
Commonwealth Bank of Australia	335,166	16,272,828
Computershare Ltd.	111,591	953,646
Cooper Energy Ltd. (a)	310,278	68,676
Corporate Travel Management Ltd.	20,580	211,199
Costa Group Holdings Ltd.	72,719	181,948
Credit Corp. Group Ltd.	12,164	156,652
Cromwell Property Group unit	311,525	191,718
Crown Ltd.	63,171	367,775
CSL Ltd.	86,975	17,608,728
CSR Ltd.	113,292	350,722
Deterra Royalties Ltd. (a)	40,198	111,598
DEXUS Property Group unit	220,315	1,332,916
Domain Holdings Australia Ltd.	43,726	121,286
Dominos Pizza Enterprises Ltd.	10,826	644,814
Downer EDI Ltd.	139,424	431,087
Elders Ltd.	27,004	212,927
EML Payments Ltd. (a)	55,361	117,348
Evolution Mining Ltd.	324,919	1,273,823
Flight Centre Travel Group Ltd.	23,947	189,544
Fortescue Metals Group Ltd.	328,424	4,017,771
G8 Education Ltd.	161,762	128,863
GDI Property Group unit	141,746	106,009
Genworth Mortgage Insurance Ltd.	49,225	59,061
Gold Road Resources Ltd. (a)	149,333	139,785
Goodman Group unit	314,219	4,066,984
GrainCorp Ltd. (a)	43,235	107,570
Growthpoint Properties Australia Ltd.	41,197	98,488
GUD Holdings Ltd.	13,967	124,591
GWA Group Ltd.	43,695	80,978
Harvey Norman Holdings Ltd.	98,784	309,021
Healius Ltd.	95,393	226,074
HUB24 Ltd.	10,115	163,436
IDP Education Ltd.	29,144	395,392
Iluka Resources Ltd.	78,081	282,943
IMF Bentham Ltd.	65,850	160,187
Incitec Pivot Ltd.	372,111	502,063
Independence Group NL	107,003	334,441
Ingenia Communities Group unit	97,301	315,678
Inghams Group Ltd.	88,689	178,458
Insurance Australia Group Ltd.	460,805	1,546,793
Investec Australia Property Fund	155,589	135,653
Invocare Ltd.	26,758	190,087
IOOF Holdings Ltd.	145,163	298,111
IPH Ltd.	42,452	196,759
Iress Ltd.	43,303	280,201
JB Hi-Fi Ltd.	21,521	719,134
Jumbo Interactive Ltd.	7,641	58,412
Kogan.Com Ltd.	17,758	257,065
Lendlease Group unit	134,546	1,131,819
Link Administration Holdings Ltd.	109,182	367,123
Lovisa Holdings Ltd.	10,240	54,166
Lynas Corp. Ltd. (a)	177,613	353,370
Macquarie Group Ltd.	64,126	5,717,472
Magellan Financial Group Ltd.	24,388	945,243
Mayne Pharma Group Ltd. (a)	356,519	75,151
McMillan Shakespeare Ltd.	16,052	105,593
Medibank Private Ltd.	502,530	943,336
Megaport Ltd. (a)	21,142	200,915
Mesoblast Ltd. (a)(b)	85,658	184,162
Metcash Ltd.	194,127	402,672
Mineral Resources Ltd.	37,346	655,788
Mirvac Group unit	724,195	1,073,960
Monadelphous Group Ltd.	24,351	156,592
Nanosonics Ltd. (a)	48,256	174,830
National Australia Bank Ltd.	610,887	7,992,224
National Storage (REIT) unit	180,372	228,916
Nearmap Ltd. (a)	83,801	135,612
Netwealth Group Ltd.	23,696	287,801
New Hope Corp. Ltd.	80,267	60,365
Newcrest Mining Ltd.	155,926	3,233,514
NEXTDC Ltd. (a)	83,028	743,420
NIB Holdings Ltd.	89,640	262,318
Nine Entertainment Co. Holdings Ltd.	297,077	434,265
Northern Star Resources Ltd.	140,343	1,482,570
NRW Holdings Ltd.	83,436	127,977
Nufarm Ltd. (a)	54,063	130,723
oOh!media Ltd.	97,277	89,632
Orica Ltd.	91,203	979,044
Origin Energy Ltd.	336,445	946,423
Orocobre Ltd. (a)(b)	59,969	108,127
Orora Ltd.	190,819	345,825
OZ Minerals Ltd.	61,358	640,969
Perenti Global Ltd.	117,328	86,282
Perpetual Trustees Australia Ltd.	15,768	301,782
Perseus Mining Ltd. (Australia) (a)	221,276	191,378
Pilbara Minerals Ltd. (a)	325,021	96,232
Platinum Asset Management Ltd.	58,827	126,179
PolyNovo Ltd. (a)	111,624	204,123
Premier Investments Ltd.	15,860	237,870
Pro Medicus Ltd.	8,893	202,991
Qantas Airways Ltd.	162,505	478,079
QBE Insurance Group Ltd.	289,466	1,673,891
Qube Holdings Ltd.	332,545	618,983
Ramelius Resources Ltd.	139,839	190,916
Ramsay Health Care Ltd.	35,936	1,574,510
realestate.com.au Ltd.	10,064	836,942
Regis Resources Ltd.	96,607	283,554
Reliance Worldwide Corp. Ltd.	171,337	494,605
Resolute Mng Ltd. (a)	197,687	112,276
Rio Tinto Ltd.	70,068	4,558,195
Sandfire Resources NL	39,444	122,745
Santos Ltd.	336,621	1,119,058
Saracen Mineral Holdings Ltd. (a)	198,830	794,609
Scentre Group unit	994,443	1,467,519
SEEK Ltd.	64,305	972,252
Select Harvests Ltd.	19,139	82,374
Service Stream Ltd.	80,472	113,489
Seven Group Holdings Ltd.	24,343	332,401
Shopping Centres Australasia Property Group unit	191,313	312,135
Sigma Healthcare Ltd.	189,346	70,662
Silver Lake Resources Ltd. (a)	163,342	244,609
Sims Ltd.	36,526	245,635
Smartgroup Corp. Ltd.	23,001	88,015
Sonic Healthcare Ltd.	89,379	2,189,163
South32 Ltd.	927,544	1,323,589
Southern Cross Media Group Ltd.	524,086	64,378
SP AusNet	324,108	455,625
Spark Infrastructure Group unit	318,385	444,296
St Barbara Ltd.	134,496	252,914
Steadfast Group Ltd.	156,827	393,203
Stockland Corp. Ltd. unit	444,424	1,201,759
Suncorp Group Ltd.	235,769	1,361,635
Super Retail Group Ltd.	44,388	349,337
Sydney Airport unit	245,517	941,332
Tabcorp Holdings Ltd.	448,320	1,035,899
Tassal Group Ltd.	36,185	90,087
Technology One Ltd.	46,558	293,909
Telstra Corp. Ltd.	809,368	1,524,192
The GPT Group unit	362,253	1,025,991
The Star Entertainment Group Ltd.	145,974	336,396
TPG Telecom Ltd. (a)	77,663	391,994
Transpacific Industries Group Ltd.	360,932	520,327
Transurban Group unit	525,755	4,978,732
Treasury Wine Estates Ltd.	134,371	866,269
Tyro Payments Ltd.	33,362	87,228
United Malt Group Ltd. (a)	52,380	148,483
Vicinity Centres unit	824,801	700,922
Viva Energy Group Ltd. (c)	165,279	195,518
Viva Energy REIT unit	127,899	241,005
Vocus Group Ltd. (a)	109,603	265,433
Washington H. Soul Pattinson & Co. Ltd.	23,609	420,416
Webjet Ltd. (b)	52,852	129,484
Wesfarmers Ltd.	214,233	6,934,643
Western Areas NL	62,611	84,590
Westgold Resources Ltd. (a)	66,574	121,125
Westpac Banking Corp.	690,397	8,738,262
Whitehaven Coal Ltd.	169,811	127,093
WiseTech Global Ltd.	27,168	554,104
Woodside Petroleum Ltd.	182,784	2,254,503
Woolworths Group Ltd.	240,567	6,471,326
WorleyParsons Ltd.	65,279	435,163
Zip Co. Ltd. (a)	43,661	175,866

TOTAL AUSTRALIA		207,561,055

Austria - 0.2%
ams AG (a)	51,509	1,103,824
Andritz AG	15,404	518,833
Austria Technologie & Systemtechnik AG	5,785	104,970
BAWAG Group AG (c)	14,389	526,206
CA Immobilien Anlagen AG	19,794	542,900
DO & CO Restaurants & Catering AG (a)	1,729	62,726
Erste Group Bank AG	58,075	1,189,059
IMMOFINANZ Immobilien Anlagen AG (a)	23,539	315,269
Lenzing AG	2,955	206,492
Oesterreichische Post AG (b)	9,268	294,136
OMV AG	29,062	666,787
PORR AG (b)	3,992	53,188
Raiffeisen International Bank-Holding AG	37,934	545,179
S IMMO AG	14,648	216,318
S&T AG (a)	7,358	133,427
Schoeller-Bleckmann Oilfield Equipment AG	1,645	39,754
Telekom Austria AG	28,265	190,271
UNIQA Insurance Group AG	38,799	218,254
Verbund AG	13,819	794,736
Vienna Insurance Group AG	10,702	217,124
Voestalpine AG	26,456	734,866
Wienerberger AG	25,348	639,437

TOTAL AUSTRIA		9,313,756

Bailiwick of Guernsey - 0.0%
BMO Commercial Property Trust Ltd.	239,351	190,699
Burford Capital Ltd. (b)	35,485	302,258
Picton Property Income Ltd.	162,738	131,345
Regional REIT Ltd. (c)	130,746	105,694
Sirius Real Estate Ltd.	260,783	248,316
Standard Life Investment Property Income Trust Ltd.	44,642	30,652
Stobart Group Ltd. (a)	174,469	41,815
UK Commercial Property REIT Ltd.	231,627	204,650

TOTAL BAILIWICK OF GUERNSEY		1,255,429

Bailiwick of Jersey - 0.4%
Boohoo.Com PLC (a)	179,071	630,075
Centamin PLC	197,743	317,530
Experian PLC	173,459	6,354,479
Ferguson PLC	41,882	4,159,761
Glencore Xstrata PLC	1,920,644	3,874,394
IWG PLC	132,955	436,464
Man Group PLC (a)	272,707	379,965
Petrofac Ltd.	83,397	128,244
Polymetal International PLC	44,348	934,703
Sanne Group PLC	21,363	167,715
WPP PLC	230,488	1,840,974

TOTAL BAILIWICK OF JERSEY		19,224,304

Belgium - 0.6%
Ackermans & Van Haaren SA	4,094	503,509
Aedifica SA	7,509	755,599
Ageas	34,431	1,385,457
Agfa-Gevaert NV (a)	24,118	91,570
Anheuser-Busch InBev SA NV	143,631	7,429,486
Barco NV	13,923	218,179
Befimmo SCA Sicafi	3,217	125,139
Bekaert SA	7,891	167,814
Bpost SA	20,415	180,819
Cofinimmo SA	5,111	694,065
Colruyt NV	10,453	618,687
Compagnie D'entreprises CFE SA (a)	1,504	93,012
D'ieteren SA	4,908	246,078
Econocom Group SA (a)	21,910	48,177
Elia System Operator SA/NV	5,668	548,563
Euronav NV	32,461	236,853
Fagron NV	10,568	234,468
Galapagos Genomics NV (a)	7,950	929,253
Gimv NV	6,282	327,772
Groupe Bruxelles Lambert SA	20,298	1,661,424
Intervest Offices & Warehouses NV	5,340	131,848
KBC Ancora (a)	6,777	191,796
KBC Groep NV	47,493	2,341,388
Kinepolis Group NV	4,430	112,475
Melexis NV	5,037	383,072
Mithra Pharmaceuticals SA (a)	3,480	63,145
Montea SICAFI SCA	1,707	187,275
Ontex Group NV (a)	19,217	212,061
Orange Belgium	11,884	197,922
Proximus	30,646	595,876
Retail Estates NV	1,852	109,356
Sofina SA	3,060	794,734
Solvay SA Class A	14,498	1,176,891
Telenet Group Holding NV	8,605	330,720
Tessenderlo Group (a)	2,835	96,412
Titan Cement International Trading SA	10,981	136,843
UCB SA	24,494	2,416,232
Umicore SA	39,090	1,504,185
Warehouses de Pauw	27,786	929,407

TOTAL BELGIUM		28,407,562

Bermuda - 0.5%
AGTech Holdings Ltd. (a)	1,128,000	40,013
Alibaba Health Information Technology Ltd. (a)	644,000	1,682,167
Alibaba Pictures Group Ltd. (a)	2,830,000	368,694
Beijing Enterprises Water Group Ltd.	874,000	331,449
Brightoil Petroleum Holdings Ltd.	26,000	5,031
Brilliance China Automotive Holdings Ltd.	622,000	536,753
BW LPG Ltd. (c)	25,038	108,842
BW Offshore Ltd.	18,283	43,665
Cafe de Coral Holdings Ltd.	104,000	214,640
Cheung Kong Infrastructure Holdings Ltd.	128,500	604,998
China Foods Ltd.	188,000	64,263
China Gas Holdings Ltd.	499,000	1,528,700
China Grand Pharmaceutical and Healthcare Holdings Ltd.	260,000	211,287
China Oriental Group Co. Ltd. (H Shares)	328,000	74,041
China Resource Gas Group Ltd.	176,000	762,799
China Water Affairs Group Ltd.	278,000	199,020
China Youzan Ltd. (a)	2,588,000	610,905
Chinese Estates Holdings Ltd.	93,000	46,785
Chow Sang Sang Holdings International Ltd.	61,000	66,646
CMBC Capital Holdings Ltd.	2,300,000	37,381
Cosco Shipping Ports Ltd.	519,086	303,316
Credicorp Ltd. (United States)	13,948	1,599,557
Dairy Farm International Holdings Ltd.	70,589	265,897
Digital China Holdings Ltd. (H Shares)	98,000	72,054
Frontline Ltd.	19,491	107,085
Gemdale Properties and Investment Corp. Ltd.	1,348,000	208,655
Giordano International Ltd.	352,000	55,848
Golden Ocean Group Ltd.	19,664	63,688
GOME Electrical Appliances Holdings Ltd. (a)(b)	1,820,000	201,896
GZI Transport Ltd.	178,000	98,959
Haier Electronics Group Co. Ltd.	278,000	1,054,266
HengTen Networks Group Ltd. (a)(b)	4,576,000	197,738
Hiscox Ltd. (a)	67,626	722,253
Hongkong Land Holdings Ltd.	224,039	822,482
Huabao International Holdings Ltd.	162,000	146,484
Jardine Matheson Holdings Ltd.	42,458	1,881,979
Jardine Strategic Holdings Ltd.	42,414	918,355
Johnson Electric Holdings Ltd.	66,808	138,054
K Wah International Holdings Ltd.	295,902	140,079
Kerry Logistics Network Ltd.	194,000	404,391
Kerry Properties Ltd.	117,000	286,143
Kunlun Energy Co. Ltd.	754,000	486,295
Lancashire Holdings Ltd.	53,237	438,985
Luk Fook Holdings International Ltd.	89,000	217,434
Luye Pharma Group Ltd. (c)	362,500	209,481
Man Wah Holdings Ltd.	276,800	382,753
Mandarin Oriental International Ltd.	47,100	86,121
Neo-China Group (Holdings) Ltd.	25,400	2,359
Nine Dragons Paper (Holdings) Ltd.	373,000	495,569
NWS Holdings Ltd.	386,367	338,398
Pacific Basin Shipping Ltd.	891,000	129,872
PAX Global Technology Ltd.	174,000	100,551
Pou Sheng International (Holdings) Ltd. (a)	496,000	113,243
Shangri-La Asia Ltd.	162,000	127,260
Shenzhen International Holdings Ltd.	268,791	417,445
Sihuan Pharmaceutical Holdings Group Ltd.	769,000	88,282
Sinopec Kantons Holdings Ltd.	212,000	76,569
Skyworth Group Ltd. (a)	263,589	68,681
SMI Corp. Ltd. (a)(d)	7,200	2,173
Tai Fook Securities Group Ltd.	666,030	151,204
Town Health International Holdings Co. Ltd. (a)(d)	114,000	10,110
Vtech Holdings Ltd.	47,800	317,228
Yue Yuen Industrial (Holdings) Ltd.	170,000	276,737

TOTAL BERMUDA		21,764,008

Brazil - 1.0%
AES Tiete Energia SA unit	53,139	136,136
Alupar Investimento SA unit	24,900	98,985
Ambev SA	906,263	1,923,733
Arezzo Industria e Comercio SA	13,300	139,769
Atacadao SA	97,300	312,862
B2W Companhia Global do Varejo (a)	41,004	537,673
Banco Bradesco SA	381,050	1,206,647
Banco do Brasil SA	172,800	897,436
Banco Inter SA	1	3
Banco Inter SA unit	12,927	114,515
Banco Santander SA (Brasil) unit	87,900	490,976
BB Seguridade Participacoes SA	130,100	536,911
BK Brasil Operacao e Assessoria a Restaurantes SA	34,400	58,393
BM&F BOVESPA SA	401,678	3,573,691
BR Malls Participacoes SA (a)	146,005	207,635
Brasil Foods SA (a)	104,800	306,476
BTG Pactual Participations Ltd. unit	44,500	562,265
CCR SA	224,884	437,387
Centrais Eletricas Brasileiras SA (Electrobras)	48,676	263,487
Cia. Hering SA	20,400	56,564
Cielo SA	247,560	145,396
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	30,561	329,953
Companhia de Locacao das Americas	62,400	273,397
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	61,700	457,001
Companhia de Saneamento de Minas Gerais	12,700	94,731
Companhia Siderurgica Nacional SA (CSN)	134,987	483,210
Compania de Saneamento do Parana unit	33,700	139,136
Cosan Logistica SA (a)	25,400	72,553
Cosan SA Industria e Comercio	30,200	342,056
CPFL Energia SA	76,400	371,085
CVC Brasil Operadora e Agencia de Viagens SA	35,055	75,023
CVC Brasil Operadora e Agencia de Viagens SA warrants 1/29/21 (a)	3,755	1,302
Cyrela Brazil Realty SA	59,700	237,117
Drogasil SA	214,500	899,428
Duratex SA	73,600	245,891
Ecorodovias Infraestrutura e Logistica SA (a)	36,000	62,677
EDP Energias do Brasil SA	53,000	157,025
Embraer SA (a)	141,688	148,900
Energisa SA unit	32,400	236,988
ENGIE Brasil Energia SA	49,281	342,600
Equatorial Energia SA	171,900	597,072
Estacio Participacoes SA	48,900	195,329
EZ Tec Empreendimentos e Participacoes SA	20,800	127,237
Fleury SA	61,200	291,710
Gol Linhas Aereas Inteligentes SA:
warrants 7/23/24 (a)(d)	900	1,412
warrants 7/30/24 (a)	3,278	2,731
Grendene SA	56,600	79,110
Grupo SBF SA (a)	20,100	80,394
Guararapes Confeccoes SA	33,500	79,518
Hapvida Participacoes e Investimentos SA (c)	41,600	466,681
Hypermarcas SA	72,200	351,063
Iguatemi Empresa de Shopping Centers SA	16,100	84,148
Iochpe-Maxion SA	24,430	56,541
IRB Brasil Resseguros SA	188,213	201,401
JBS SA	202,600	686,756
Klabin SA unit	125,600	519,653
Kroton Educacional SA	358,354	267,925
Light SA	50,300	169,100
Linx SA	24,500	153,244
Localiza Rent A Car SA	114,008	1,205,658
Locaweb Servicos de Internet SA (c)	17,700	213,309
LOG Commercial Properties e Participacoes SA	9,391	51,309
Lojas Renner SA	166,924	1,089,466
M. Dias Branco SA	17,957	101,553
Magazine Luiza SA	573,368	2,461,167
Marfrig Global Foods SA (a)	103,200	247,661
Minerva SA	52,600	91,395
MPX Mineracao e Energia SA (a)	39,300	360,265
MRV Engenharia e Participacoes SA	69,200	203,212
Multiplan Empreendimentos Imobiliarios SA	55,696	184,134
Natura & Co. Holding SA	178,252	1,432,117
Notre Dame Intermedica Participacoes SA	90,800	1,040,459
Odontoprev SA	59,900	131,639
Petro Rio SA (a)	33,000	180,127
Petrobras Distribuidora SA	190,200	635,773
Petroleo Brasileiro SA - Petrobras (ON)	680,488	2,253,291
Porto Seguro SA	17,700	146,278
Qualicorp Consultoria E Corret	43,200	239,642
Rumo SA (a)	244,300	780,847
Sao Martinho SA	34,000	124,731
SLC Agricola SA	15,700	69,964
Sonae Sierra Brasil SA (a)	27,372	109,766
Sul America SA unit	53,035	369,621
Suzano Papel e Celulose SA (a)	148,589	1,296,086
Terna Participacoes SA unit	35,300	173,179
TIM SA	162,780	336,173
Totvs SA	88,000	414,085
Ultrapar Participacoes SA	130,200	371,679
Vale SA	709,774	7,489,925
Via Varejo SA (a)	236,500	707,280
Weg SA	163,440	2,159,945

TOTAL BRAZIL		48,059,774

British Virgin Islands - 0.0%
Arcos Dorados Holdings, Inc. Class A (b)	28,876	116,082
Despegar.com Corp. (a)	9,624	65,443
First Pacific Co. Ltd.	540,000	167,172

TOTAL BRITISH VIRGIN ISLANDS		348,697

Canada - 6.4%
Advantage Oil & Gas Ltd. (a)	34,559	57,067
Aecon Group, Inc.	14,726	157,175
AG Growth International, Inc.	3,282	65,330
Agnico Eagle Mines Ltd. (Canada)	47,098	3,728,459
Air Canada (a)	26,493	292,908
Alamos Gold, Inc.	73,501	671,401
Alaris Royalty Corp.	8,661	79,765
Algonquin Power & Utilities Corp.	116,380	1,764,525
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	164,097	5,053,591
Allied Properties (REIT)	10,794	261,768
AltaGas Ltd. (b)	53,646	680,088
Altius Minerals Corp.	9,979	79,245
Altus Group Ltd.	7,482	306,120
Aphria, Inc. (a)	49,598	222,992
ARC Resources Ltd.	68,932	339,408
Aritzia LP (a)	16,399	247,653
Artis (REIT)	26,390	165,197
ATCO Ltd. Class I (non-vtg.)	15,762	438,800
ATS Automation Tooling System, Inc. (a)	13,801	170,920
Aurinia Pharmaceuticals, Inc. (Canada) (a)	18,993	297,810
Aurora Cannabis, Inc. (a)	19,847	80,145
B2Gold Corp.	197,756	1,272,063
Badger Daylighting Ltd.	6,263	181,737
Ballard Power Systems, Inc. (a)(b)	36,811	542,923
Bank of Montreal	122,273	7,280,580
Bank of Nova Scotia	228,678	9,500,358
Barrick Gold Corp. (Canada)	342,084	9,145,862
Bausch Health Cos., Inc. (Canada) (a)	59,783	984,941
BCE, Inc.	25,302	1,016,790
Birchcliff Energy Ltd.	55,242	78,781
BlackBerry Ltd. (a)	102,057	458,081
Boardwalk (REIT)	11,539	231,941
Bombardier, Inc. Class B (sub. vtg.) (a)(b)	450,359	94,649
Boralex, Inc. Class A	20,739	603,195
Boyd Group Services, Inc.	4,768	683,939
Brookfield Asset Management, Inc. (Canada) Class A	255,408	7,589,584
BRP, Inc.	8,197	442,735
CAE, Inc.	51,295	876,670
Cameco Corp.	73,582	699,203
Canaccord Capital, Inc.	19,769	98,229
Canacol Energy Ltd.	76,702	207,832
Canada Goose Holdings, Inc. (a)	11,486	358,210
Canadian Apartment Properties (REIT) unit	14,641	470,670
Canadian Imperial Bank of Commerce	83,438	6,223,875
Canadian National Railway Co.	133,106	13,222,682
Canadian Natural Resources Ltd.	229,804	3,656,718
Canadian Pacific Railway Ltd.	25,372	7,582,082
Canadian Tire Ltd. Class A (non-vtg.)	11,824	1,320,404
Canadian Utilities Ltd. Class A (non-vtg.)	26,391	616,840
Canadian Western Bank, Edmonton	21,907	402,853
Canfor Corp. (a)	12,337	149,640
Capital Power Corp.	25,926	571,333
Cascades, Inc.	15,509	165,066
CCL Industries, Inc. Class B	28,839	1,099,618
Celestica, Inc. (sub. vtg.) (a)	20,985	123,330
Cenovus Energy, Inc. (Canada)	200,201	655,165
Centerra Gold, Inc.	41,438	362,034
CGI Group, Inc. Class A (sub. vtg.) (a)	44,173	2,740,961
Chorus Aviation, Inc. Class B	24,896	54,751
CI Financial Corp.	50,980	594,250
Cineplex, Inc.	17,158	65,551
Cogeco Communications, Inc.	3,924	273,322
Colliers International Group, Inc.	5,842	413,759
Cominar (REIT)	14,432	76,910
Computer Modelling Group Ltd.	20,058	71,211
Constellation Software, Inc.	3,913	4,107,695
Corus Entertainment, Inc. Class B (non-vtg.)	45,706	120,757
Cott Corp.	27,308	342,169
Crescent Point Energy Corp.	96,047	119,671
Cronos Group, Inc. (a)(b)	38,025	201,784
Descartes Systems Group, Inc. (Canada) (a)	16,336	875,962
Dollarama, Inc.	58,481	2,013,892
DREAM Unlimited Corp.	9,565	126,787
Dundee Precious Metals, Inc.	41,596	275,995
ECN Capital Corp.	42,907	170,044
Eldorado Gold Corp. (a)	31,482	394,618
Element Financial Corp.	82,046	772,857
Emera, Inc.	46,198	1,842,996
Empire Co. Ltd. Class A (non-vtg.)	33,145	904,316
Enbridge, Inc.	385,535	10,622,975
Endeavour Silver Corp. (a)	31,094	98,489
Enerflex Ltd.	16,912	60,803
Enerplus Corp.	45,416	82,494
Enghouse Systems Ltd.	9,192	456,116
Equinox Gold Corp. (a)	40,719	434,911
Equitable Group, Inc.	2,732	174,464
ERO Copper Corp. (a)	13,508	176,923
Extendicare, Inc. (b)	24,719	94,624
Fairfax Financial Holdings Ltd. (sub. vtg.)	5,070	1,332,821
Fiera Capital Corp.	13,885	98,382
Finning International, Inc.	29,494	448,509
First Capital Realty, Inc. unit	18,528	164,378
First Majestic Silver Corp. (a)(b)	35,034	358,413
First National Financial Corp.	4,165	115,668
First Quantum Minerals Ltd.	111,782	1,284,532
FirstService Corp.	6,959	933,142
Fortis, Inc.	87,508	3,456,839
Fortuna Mines, Inc. (a)	34,171	225,960
Franco-Nevada Corp.	36,676	4,998,870
Frontera Energy Corp.	18,532	29,906
Genworth MI Canada, Inc.	9,666	320,676
George Weston Ltd.	14,689	1,030,093
Gibson Energy, Inc.	31,925	470,141
Gildan Activewear, Inc.	41,715	864,170
goeasy Ltd.	1,786	92,497
Granite Real Estate Investment Trust	4,018	225,283
Great Canadian Gaming Corp. (a)	9,164	156,482
Great-West Lifeco, Inc.	51,985	1,059,366
H&R (REIT) unit (b)	23,980	184,309
Home Capital Group, Inc. (a)	10,869	198,486
HudBay Minerals, Inc.	41,381	186,670
Husky Energy, Inc.	66,619	171,510
Hydro One Ltd. (c)	68,327	1,492,906
iA Financial Corp, Inc.	21,492	748,824
IAMGOLD Corp. (a)	89,570	328,080
IGM Financial, Inc.	18,575	407,805
Imperial Oil Ltd.	48,029	638,800
Innergex Renewable Energy, Inc.	28,902	521,073
Intact Financial Corp.	27,319	2,821,918
Inter Pipeline Ltd.	81,575	726,172
Interfor Corp. (a)	13,728	154,663
InterRent REIT	10,522	89,717
Intertape Polymer Group, Inc.	10,823	123,072
Ivanhoe Mines Ltd. (a)	111,766	439,581
Jamieson Wellness, Inc.	8,580	248,197
Keyera Corp. (b)	41,786	593,090
Killam Apartment (REIT)	18,141	217,997
Kinaxis, Inc. (a)	4,967	758,229
Kinross Gold Corp.	237,705	1,891,220
Kirkland Lake Gold Ltd.	50,629	2,306,673
Knight Therapeutics, Inc. (a)	30,762	126,299
Labrador Iron Ore Royalty Corp.	12,720	233,816
Largo Resources Ltd. (a)	60,407	43,980
Lassonde Industries, Inc. Class A (sub. vtg.)	1,440	164,287
Laurentian Bank of Canada	8,422	165,684
Lightspeed POS, Inc. (Canada) (a)	14,225	455,055
Linamar Corp.	10,779	352,342
Loblaw Companies Ltd.	32,791	1,632,289
Lundin Gold, Inc. (a)	14,964	124,672
Lundin Mining Corp.	128,785	778,143
MAG Silver Corp. (a)	14,818	250,359
Magna International, Inc. Class A (sub. vtg.)	55,296	2,823,528
Manulife Financial Corp.	366,703	4,970,845
Maple Leaf Foods, Inc.	14,931	271,880
Martinrea International, Inc.	20,110	151,395
MEG Energy Corp. (a)	50,850	92,746
Methanex Corp.	13,997	414,983
Metro, Inc. Class A (sub. vtg.)	48,230	2,249,865
Morguard North American Resources (REIT)	10,443	108,247
Morneau Shephell, Inc.	19,586	391,485
MTY Food Group, Inc.	4,627	131,763
Mullen Group Ltd.	19,044	128,075
National Bank of Canada	64,468	3,093,961
New Gold, Inc. (a)	122,409	248,070
NexGen Energy Ltd. (a)	60,688	101,579
Nfi Group, Inc.	13,474	152,610
Norbord, Inc.	9,312	305,927
North West Co., Inc.	13,758	339,226
Northland Power, Inc.	35,980	1,163,686
Northview Apartmemt (REIT)	9,260	251,048
Novagold Resources, Inc. (a)	46,548	482,495
Nutrien Ltd.	109,915	4,468,210
OceanaGold Corp. (a)	124,616	162,750
Onex Corp. (sub. vtg.)	15,381	664,975
Open Text Corp.	55,805	2,050,330
Osisko Gold Royalties Ltd.	24,081	269,314
Osisko Mining, Inc. (a)	42,762	117,794
Pan American Silver Corp.	43,308	1,377,194
Parex Resources, Inc. (a)	26,941	262,272
Park Lawn Corp.	4,825	101,766
Parkland Corp.	28,460	695,105
Pason Systems, Inc.	17,382	67,190
Pembina Pipeline Corp.	111,731	2,338,946
Peyto Exploration & Development Corp.	35,264	76,229
Power Corp. of Canada (sub. vtg.)	109,400	2,083,223
PrairieSky Royalty Ltd.	46,799	286,983
Premier Gold Mines Ltd. (a)	44,206	90,914
Premium Brands Holdings Corp.	7,805	556,772
Pretium Resources, Inc. (a)	35,232	429,723
Quebecor, Inc. Class B (sub. vtg.)	33,705	781,972
Real Matters, Inc. (a)	17,375	303,472
Restaurant Brands International, Inc.	55,615	2,889,910
Richelieu Hardware Ltd.	15,048	404,578
RioCan (REIT)	26,530	286,348
Ritchie Bros. Auctioneers, Inc.	21,732	1,317,328
Rogers Communications, Inc. Class B (non-vtg.)	67,514	2,742,519
Rogers Sugar, Inc.	24,244	86,254
Royal Bank of Canada	268,800	18,795,623
Russel Metals, Inc.	12,893	171,578
Sabina Gold & Silver Corp. (a)	56,627	107,108
Sandstorm Gold Ltd. (a)	37,566	277,452
Saputo, Inc.	51,483	1,253,166
Seabridge Gold, Inc. (a)	9,818	189,241
Seven Generations Energy Ltd. (a)	52,590	186,313
Shaw Communications, Inc. Class B	85,915	1,415,473
Shopify, Inc. Class A (a)	20,680	19,064,622
Sienna Senior Living, Inc.	12,218	106,471
Sierra Wireless, Inc. (a)	7,402	82,115
Silvercorp Metals, Inc.	35,099	236,575
SilverCrest Metals, Inc. (a)	22,036	199,305
Sleep Country Canada Holdings, Inc. (c)	7,556	128,797
Smart (REIT)	11,816	186,778
SNC-Lavalin Group, Inc.	33,838	473,422
Spin Master Corp. (a)(c)	5,480	110,974
Sprott, Inc.	6,227	186,207
SSR Mining, Inc. (a)	42,535	787,295
Stantec, Inc.	25,851	742,370
Stella-Jones, Inc.	11,279	367,078
Summit Industrial Income REIT	18,815	190,226
Sun Life Financial, Inc.	110,313	4,389,171
Suncor Energy, Inc.	298,304	3,365,240
Superior Plus Corp. (b)	43,827	389,815
TC Energy Corp.	180,379	7,099,808
Teck Resources Ltd. Class B (sub. vtg.)	91,362	1,200,742
TELUS Corp.	79,365	1,357,003
Teranga Gold Corp. (a)	21,871	227,525
TFI International, Inc. (Canada)	17,950	799,215
The Toronto-Dominion Bank	342,239	15,099,308
Thomson Reuters Corp.	32,719	2,543,747
Timbercreek Financial Corp.	15,271	86,883
TMX Group Ltd.	11,384	1,106,187
Torex Gold Resources, Inc. (a)	17,125	230,853
Toromont Industries Ltd.	18,024	1,122,188
Tourmaline Oil Corp.	49,304	638,735
TransAlta Corp.	50,757	300,968
TransAlta Renewables, Inc.	33,252	416,804
Transcontinental, Inc. Class A	13,702	162,289
Tricon Capital Group, Inc.	41,255	338,760
Turquoise Hill Resources Ltd. (a)	17,594	138,264
Uranium Participation Corp. (a)	28,295	84,951
Vermilion Energy, Inc. (b)	35,644	88,020
Viemed Healthcare, Inc. (a)	7,898	63,371
Wesdome Gold Mines, Inc. (a)	26,628	263,622
West Fraser Timber Co. Ltd.	9,786	453,859
Western Lithium U.S.A. Corp. (a)	11,380	109,760
Westshore Terminals Investment Corp.	10,081	101,317
Wheaton Precious Metals Corp.	87,637	4,021,711
Whitecap Resources, Inc.	109,924	200,492
Winpak Ltd.	6,822	210,758
WPT Industrial (REIT)	13,328	172,598
WSP Global, Inc.	21,466	1,357,757
Yamana Gold, Inc.	176,399	981,098

TOTAL CANADA		297,301,576

Cayman Islands - 8.4%
21Vianet Group, Inc. ADR (a)	17,668	405,657
360 Finance, Inc. ADR (a)	13,427	154,679
3SBio, Inc. (a)(c)	237,000	220,415
51job, Inc. sponsored ADR (a)	5,231	366,693
AAC Technology Holdings, Inc.	134,500	708,717
Agile Property Holdings Ltd.	360,000	492,228
Airtac International Group	23,134	621,025
AK Medical Holdings Ltd. (c)	76,000	169,401
Alchip Technologies Ltd.	13,000	220,158
Alibaba Group Holding Ltd. sponsored ADR (a)	360,217	109,754,504
Anta Sports Products Ltd.	215,000	2,365,624
Asia Cement (China) Holdings Corp.	87,000	79,565
ASM Pacific Technology Ltd.	57,100	574,499
Ausnutria Dairy Hunan Co. Ltd. (H Shares)	108,000	154,077
Autohome, Inc. ADR Class A	11,530	1,101,692
Baidu.com, Inc. sponsored ADR (a)	53,205	7,078,925
Baozun, Inc. sponsored ADR (a)(b)	10,869	397,697
BeiGene Ltd. ADR (a)	7,927	2,350,514
Best, Inc. ADR (a)(b)	44,928	115,465
Bilibili, Inc. ADR (a)	23,912	1,068,149
Biostime International Holdings Ltd.	71,000	282,077
Bitauto Holdings Ltd. ADR (a)	6,085	96,995
BizLink Holding, Inc.	25,062	192,286
Bosideng International Holdings Ltd.	636,000	278,109
Budweiser Brewing Co. APAC Ltd. (c)	327,100	961,997
Camsing International Holding Ltd. (a)(d)	74,000	11,073
Casetek Holdings	34,187	103,246
Chailease Holding Co. Ltd.	235,855	1,141,806
Cheung Kong Property Holdings Ltd.	482,000	2,232,028
China Aoyuan Group Ltd.	232,000	217,262
China Conch Venture Holdings Ltd.	321,000	1,426,437
China Dongxiang Group Co. Ltd.	652,000	80,738
China East Education Holdings Ltd. (c)	98,000	188,352
China Education Group Holdings Ltd.	137,000	227,612
China Feihe Ltd. (c)	211,000	478,475
China Harmony Auto Holding Ltd.	156,500	61,369
China Hongqiao Group Ltd.	357,500	258,239
China Huishan Dairy Holdings Co. Ltd. (d)	51,000	1,381
China Liansu Group Holdings Ltd.	193,000	311,688
China Literature Ltd. (a)(c)	56,400	461,967
China Logistics Property Holdings Co. Ltd. (a)(c)	109,000	56,943
China Maple Leaf Educational Systems Ltd.	286,000	77,472
China Medical System Holdings Ltd.	273,000	285,941
China Meidong Auto Holding Ltd.	76,000	310,274
China Mengniu Dairy Co. Ltd.	555,000	2,609,449
China New Higher Education Group Ltd. (c)	367,000	190,778
China Overseas Property Holdings Ltd.	345,000	249,655
China Resources Cement Holdings Ltd.	522,000	681,411
China Resources Land Ltd.	632,000	2,572,022
China Resources Medical Holdin	166,500	98,794
China SCE Property Holdings Ltd.	635,000	271,938
China State Construction International Holdings Ltd.	379,750	262,555
China Yuhua Education Corp. Ltd. (c)	250,000	197,678
China Zhongwang Holdings Ltd.	400,000	81,522
ChinaSoft International Ltd.	402,000	290,384
CIFI Holdings Group Co. Ltd.	568,911	392,605
Cimc Enric Holdings Ltd.	332,000	155,883
CK Hutchison Holdings Ltd.	498,000	2,999,884
COFCO Meat Holdings Ltd.	420,000	136,524
Comba Telecom Systems Holdings Ltd.	498,000	159,309
Country Garden Holdings Co. Ltd.	1,499,990	1,845,844
Country Garden Services Holdings Co. Ltd.	272,000	1,706,907
CStone Pharmaceuticals Co. Ltd. (a)(c)	66,000	96,882
CT Environmental Group Ltd. (a)(d)	26,000	1,140
Ctrip.com International Ltd. ADR (a)	91,739	2,638,414
Dali Foods Group Co. Ltd. (c)	430,000	266,237
Daqo New Energy Corp. ADR (a)	2,080	379,829
Dongyue Group Co. Ltd.	300,000	114,157
E-House China Enterprise Holdings Ltd. (a)	86,100	87,849
Endeavour Mining Corp. (a)	24,122	591,689
ENN Energy Holdings Ltd.	160,000	2,021,541
Ever Sunshine Lifestyle Services Group Ltd.	158,000	271,876
Evergrande Real Estate Group Ltd.	357,190	709,542
Fanhua, Inc. ADR	8,650	129,664
Far East Consortium International Ltd.	191,475	56,560
FIH Mobile Ltd. (a)	588,000	64,470
Fu Shou Yuan International Group Ltd.	161,000	165,725
Fufeng Group Ltd.	336,000	106,185
Fulgent Sun International Holding Co. Ltd.	16,000	66,832
Future Land Development Holding Ltd.	440,000	329,184
GCL-Poly Energy Holdings Ltd. (a)	2,674,000	122,447
GDS Holdings Ltd. ADR (a)(b)	14,938	1,255,390
Geely Automobile Holdings Ltd.	1,155,000	2,371,828
General Interface Solution Holding Ltd.	63,000	249,939
Genscript Biotech Corp.	196,000	271,530
Glory Sun Financial Group Ltd. (a)	2,672,000	127,525
Gourmet Master Co. Ltd.	16,630	60,744
Greentown Service Group Co. Ltd.	274,000	300,066
GSX Techedu, Inc. ADR (a)(b)	14,688	975,577
Haidilao International Holding Ltd. (c)	150,000	990,648
Haitian International Holdings Ltd.	144,000	356,633
Hansoh Pharmaceutical Group Co. Ltd. (a)(c)	240,000	1,069,590
Hengan International Group Co. Ltd.	138,500	960,255
HKBN Ltd.	219,000	377,406
Homeland Interactive Technology Ltd.	76,000	49,801
Hope Education Group Co. Ltd. (c)	658,000	154,474
Huami Corp. ADR (a)	5,356	62,558
Huazhu Group Ltd. ADR	29,820	1,181,767
Hutchison China Meditech Ltd. sponsored ADR (a)	13,208	388,844
HUYA, Inc. ADR (a)(b)	11,888	266,291
iDreamSky Technology Holdings Ltd. (a)(c)	99,200	50,928
IGG, Inc.	158,000	169,770
Innovent Biologics, Inc. (a)(c)	183,000	1,350,223
iQIYI, Inc. ADR (a)(b)	44,228	1,092,432
JD.com, Inc. sponsored ADR (a)	163,959	13,365,938
Jiayuan International Group Ltd.	199,952	85,371
Jiayuan International Group Ltd. rights (a)(d)	2,438	0
Jinchuan Group International Resources Co. Ltd.	653,000	61,489
JinkoSolar Holdings Co. Ltd. ADR (a)(b)	7,983	465,409
Jiumaojiu International Holdings Ltd. (c)	111,000	244,551
Kaisa Group Holdings Ltd.	413,000	191,783
KE Holdings, Inc. ADR (a)	17,378	1,212,116
Kingboard Chemical Holdings Ltd.	122,000	412,306
Kingboard Laminates Holdings Ltd.	198,500	315,961
Kingdee International Software Group Co. Ltd.	442,000	1,160,232
Kingsoft Corp. Ltd.	157,000	838,413
Koolearn Technology Holding Ltd. (a)(c)	49,000	158,330
KWG Living Group Holdings Ltd.	146,061	114,550
KWG Property Holding Ltd.	292,123	385,855
Lee & Man Paper Manufacturing Ltd.	349,000	263,354
Leyou Technologies Holdings Ltd. (a)	200,000	84,360
Li Ning Co. Ltd.	421,500	2,174,782
Lifestyle International Holdings Ltd. (a)	93,500	73,208
Lifetech Scientific Corp. (a)	576,000	146,368
Lijun International Pharmaceutical Holding Ltd.	344,000	187,697
Logan Property Holdings Co. Ltd.	266,000	415,856
Longfor Properties Co. Ltd. (c)	348,000	1,901,038
Lonking Holdings Ltd.	374,000	99,380
Maoyan Entertainment (a)(c)	138,200	194,665
Meitu, Inc. (a)(c)	502,000	88,065
Meituan Class B (a)	684,600	25,450,077
Melco Crown Entertainment Ltd. sponsored ADR	44,269	713,616
Microport Scientific Corp.	148,372	521,527
Minth Group Ltd.	140,000	578,781
Momo, Inc. ADR	29,399	440,985
NetDragon WebSoft, Inc.	65,500	139,745
NetEase, Inc. ADR	80,583	6,993,799
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	27,952	4,482,942
Nexteer Auto Group Ltd.	189,000	157,246
NIO, Inc. sponsored ADR (a)	205,724	6,291,040
Niu Technologies ADR (a)	7,218	189,617
Noah Holdings Ltd. sponsored ADR (a)	8,898	234,284
OneSmart International Education Group Ltd. ADR (a)(b)	26,587	110,336
Pacific Textile Holdings Ltd.	185,000	104,998
Parade Technologies Ltd.	15,000	571,498
Pinduoduo, Inc. ADR (a)	52,305	4,706,404
Ping An Healthcare and Technology Co. Ltd. (a)(c)	96,900	1,249,919
Powerlong Commercial Management Holdings Ltd.	21,937	59,847
Q Technology (Group) Co. Ltd.	96,000	105,628
Qudian, Inc. ADR (a)(b)	22,838	30,603
Redco Properties Group Ltd. (c)	168,000	74,330
Ronshine China Holdings Ltd.	115,500	78,515
Sands China Ltd.	449,600	1,574,542
Sapiens International Corp. NV	4,808	133,726
Scholar Education Group	22,000	53,464
Semiconductor Manufacturing International Corp. (a)	698,100	2,059,487
Shenzhou International Group Holdings Ltd.	162,800	2,811,857
Shimao Property Holdings Ltd.	228,000	804,360
Silergy Corp.	14,000	861,267
SINA Corp. (a)	11,724	502,373
Sino Biopharmaceutical Ltd.	2,089,000	2,107,189
SITC International Holdings Co. Ltd.	315,000	485,959
SOHO China Ltd. (a)	372,500	99,461
Sohu.Com Ltd. ADR (a)	6,468	121,857
Sunac China Holdings Ltd.	484,000	1,785,540
Sunevision Holdings Ltd.	171,000	149,549
Sunny Optical Technology Group Co. Ltd.	142,500	2,356,466
Taigen Biopharmaceuticals Holdings Ltd. (a)	57,000	49,411
TAL Education Group ADR (a)	73,246	4,867,929
TCL Multimedia Technology Holdings Ltd.	118,000	79,758
Tencent Holdings Ltd.	1,099,725	84,025,208
Tencent Music Entertainment Group ADR (a)	69,976	1,041,243
The United Laboratories International Holdings Ltd.	122,000	104,493
Tianli Education International Holdings Ltd.	294,000	232,849
Tianneng Power International Ltd.	148,000	240,924
Times Neighborhood Holdings Ltd.	186,000	188,339
Tingyi (Cayman Islands) Holding Corp.	364,000	664,849
Tongcheng-Elong Holdings Ltd. (a)	214,800	356,314
Tongda Group Holdings Ltd.	960,000	52,009
Topsports International Holdings Ltd. (c)	242,000	330,887
Towngas China Co. Ltd.	215,910	97,755
TPK Holding Co. Ltd. (a)	90,000	158,552
Uni-President China Holdings Ltd.	232,000	200,503
Value Partners Group Ltd.	308,000	134,284
Vinda International Holdings Ltd.	66,000	174,524
Vipshop Holdings Ltd. ADR (a)	87,702	1,876,823
Want Want China Holdings Ltd.	1,118,000	738,363
Weibo Corp. sponsored ADR (a)(b)	10,980	456,219
Weimob, Inc. (a)(c)	288,000	368,521
WH Group Ltd. (c)	1,804,500	1,417,530
Wharf Real Estate Investment Co. Ltd.	334,000	1,281,716
Wise Talent Information Technology Co. Ltd. (a)	33,400	82,030
Wuxi Biologics (Cayman), Inc. (a)(c)	197,500	5,518,026
Wynn Macau Ltd. (a)	292,800	404,123
Xiaomi Corp. Class B (a)(c)	2,046,000	5,818,896
Xinyi Glass Holdings Ltd.	346,000	757,830
Xinyi Solar Holdings Ltd.	803,718	1,461,777
XPeng, Inc. ADR (a)(b)	19,324	374,499
XTEP International Holdings Ltd.	291,669	98,195
Yadea Group Holdings Ltd. (c)	238,000	339,540
Yihai International Holding Ltd.	90,000	1,191,100
Yuzhou Properties Co.	375,636	144,876
YY, Inc. ADR	10,893	995,402
Zai Lab Ltd. ADR (a)	12,915	1,059,676
Zhen Ding Technology Holding Ltd.	110,000	465,238
Zhenro Properties Group Ltd.	336,000	193,734
Zhongsheng Group Holdings Ltd. Class H	106,000	753,383
Zhou Hei Ya International Holdings Co. Ltd. (c)	107,000	103,791
ZTO Express, Inc. sponsored ADR	80,992	2,347,148

TOTAL CAYMAN ISLANDS		390,483,213

Chile - 0.1%
AES Gener SA	365,208	56,673
Aguas Andinas SA	471,257	122,412
Banco de Chile	8,630,086	666,256
Banco de Credito e Inversiones	12,198	381,746
Banco Santander Chile	12,114,363	424,073
CAP SA	12,581	103,798
Cencosud SA	281,303	391,052
Cencosud Shopping SA	173,012	228,654
Colbun SA	1,468,877	221,671
Compania Cervecerias Unidas SA	28,478	158,354
Compania de Petroleos de Chile SA (COPEC)	74,405	567,683
Compania Sud Americana de Vapores SA (a)	2,724,043	79,259
CorpBanca SA	29,118,503	76,778
E-CL SA	80,948	85,208
Empresa Nacional de Telecomunicaciones SA (ENTEL)	27,613	155,640
Empresas CMPC SA	215,597	448,340
Enel Chile SA	5,654,069	379,400
Enersis SA	6,611,695	877,227
Grupo Security SA	475,730	74,746
Inversiones Aguas Metropolitanas SA	76,028	51,223
Inversiones La Construccion SA	6,663	35,758
Parque Arauco SA	106,178	136,220
Ripley Corp. SA	194,274	47,738
S.A.C.I. Falabella	140,181	384,306
SMU SA	757,181	99,384
Vina Concha y Toro SA	104,755	167,164

TOTAL CHILE		6,420,763

China - 3.2%
A-Living Services Co. Ltd. (H Shares) (c)	92,500	387,778
Agricultural Bank of China Ltd.:
(A Shares)	1,392,100	655,740
(H Shares)	4,169,000	1,408,936
Aier Eye Hospital Group Co. Ltd. (A Shares)	37,960	353,990
Air China Ltd. (H Shares)	318,000	205,095
Aluminum Corp. of China Ltd. (H Shares) (a)	1,126,000	245,942
Anhui Conch Cement Co. Ltd. (H Shares)	293,000	1,827,352
Anhui Gujing Distillery Co. Ltd. (B Shares)	61,900	704,311
AVIC Shenyang Aircraft Co. Ltd. (A Shares)	15,400	119,488
AviChina Industry & Technology Co. Ltd. (H Shares)	523,000	269,174
Baic Motor Corp. Ltd. (H Shares) (c)	300,000	110,674
Bank Communications Co. Ltd.:
(A Shares)	373,200	252,809
(H Shares)	1,587,000	779,938
Bank of Beijing Co. Ltd. (A Shares)	398,800	278,561
Bank of Chengdu Co. Ltd. (A Shares)	176,000	272,664
Bank of China Ltd.:
(A Shares)	2,979,700	1,417,034
(H Shares)	11,053,000	3,491,215
Bank of Hangzhou Co. Ltd. (A Shares)	269,900	523,947
Bank of Jiangsu Co. Ltd. (A Shares)	178,700	160,662
Bank of Nanjing Co. Ltd. (A Shares)	128,300	146,889
Bank of Ningbo Co. Ltd. (A Shares)	42,700	217,204
Bank of Shanghai Co. Ltd. (A Shares)	201,900	237,126
Baoshan Iron & Steel Co. Ltd. (A Shares)	172,700	138,070
Beijing Capital International Airport Co. Ltd. (H Shares)	350,000	213,544
Beijing Chunlizhengda Medical Instruments Co. Ltd. (H Shares)	12,250	50,722
BOE Technology Group Co. Ltd. (A Shares)	438,900	311,228
BYD Co. Ltd. (H Shares)	143,500	2,900,826
Cansino Biologics, Inc. (H Shares) (a)(c)	11,800	229,683
CGN Power Co. Ltd. (H Shares) (c)	2,173,000	465,292
Changchun High & New Technology Industry Group, Inc. (A Shares)	4,400	246,835
China Cinda Asset Management Co. Ltd. (H Shares)	2,313,000	432,615
China CITIC Bank Corp. Ltd. (H Shares)	1,859,000	755,350
China Communications Construction Co. Ltd. (H Shares)	1,029,000	537,562
China Communications Services Corp. Ltd. (H Shares)	586,000	340,148
China Construction Bank Corp.:
(A Shares)	603,000	567,309
(H Shares)	17,666,000	12,173,876
China Datang Corp. Renewable Power Co. Ltd.	391,000	56,992
China Eastern Airlines Corp. Ltd. (H Shares)	668,000	265,391
China Everbright Bank Co. Ltd.:
(A Shares)	265,800	155,856
(H Shares)	1,046,000	361,597
China Fangda Group Co. Ltd. (B Shares)	1,301,400	542,739
China Fortune Land Development Co. Ltd. (A Shares)	41,080	86,671
China Galaxy Securities Co. Ltd. (H Shares)	863,500	472,266
China Greatwall Technology Group Co. Ltd. (A Shares)	47,200	107,211
China Huarong Asset Management Co. Ltd. (c)	2,544,000	265,803
China International Capital Corp. Ltd. (H Shares) (a)(c)	263,600	613,395
China International Travel Service Corp. Ltd. (A Shares)	23,200	692,389
China Life Insurance Co. Ltd. (H Shares)	1,562,000	3,408,168
China Longyuan Power Grid Corp. Ltd. (H Shares)	603,000	412,241
China Merchants Bank Co. Ltd.:
(A Shares)	147,400	878,140
(H Shares)	845,500	4,395,182
China Merchants Securities Co. Ltd. (A Shares) (a)	99,060	306,858
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	60,000	126,440
China Minsheng Banking Corp. Ltd.:
(A Shares)	725,100	572,604
(H Shares)	551,500	301,627
China Molybdenum Co. Ltd. (H Shares)	996,000	361,014
China National Building Materials Co. Ltd. (H Shares)	723,350	829,485
China National Nuclear Power Co. Ltd. (A Shares)	224,700	149,091
China Oilfield Services Ltd. (H Shares)	294,000	176,722
China Pacific Insurance (Group) Co. Ltd. (H Shares)	667,600	2,079,657
China Petroleum & Chemical Corp.:
(A Shares)	443,400	258,779
(H Shares)	4,230,000	1,651,693
China Railway Construction Corp. Ltd. (H Shares)	721,500	487,670
China Railway Group Ltd.:
(A Shares)	193,400	155,486
(H Shares)	920,000	422,470
China Railway Signal & Communications Corp. (H Shares) (c)	259,000	85,192
China Reinsurance Group Corp. (H Shares)	1,117,000	106,621
China Shenhua Energy Co. Ltd.:
(A Shares)	323,800	807,091
(H Shares)	280,000	483,973
China Shipbuilding Industry Co. (A Shares) (a)	245,700	153,005
China Shipping Development Co. Ltd. (H Shares)	450,000	177,040
China Southern Airlines Ltd. (H Shares) (a)	378,000	197,472
China State Construction Engineering Corp. Ltd. (A Shares)	618,900	473,651
China Suntien Green Energy Corp. Ltd. (H Shares)	380,000	88,230
China Telecom Corp. Ltd. (H Shares)	2,482,000	781,178
China Tower Corp. Ltd. (H Shares) (c)	8,798,000	1,373,180
China United Network Communications Ltd. (A Shares)	178,200	127,303
China Vanke Co. Ltd. (H Shares)	483,200	1,495,879
China Yangtze Power Co. Ltd. (A Shares)	218,700	621,128
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	482,000	192,116
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	24,100	577,889
CITIC Securities Co. Ltd. (H Shares)	660,500	1,424,516
Contemporary Amperex Technology Co. Ltd.	23,500	864,030
COSCO SHIPPING Holdings Co. Ltd. (H Shares) (a)	702,500	448,549
CRRC Corp. Ltd.:
(A Shares)	266,300	214,870
(H Shares)	851,000	329,313
CSC Financial Co. Ltd. (A Shares)	27,800	178,625
Daqin Railway Co. Ltd. (A Shares)	182,800	175,282
Dongfeng Motor Group Co. Ltd. (H Shares)	502,000	352,906
East Money Information Co. Ltd. (A Shares)	124,320	436,035
Eve Energy Co. Ltd. (A shares)	30,300	241,883
Focus Media Information Technology Co. Ltd. (A Shares)	151,500	212,117
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	28,600	685,269
Foxconn Industrial Internet Co. Ltd. (A Shares)	37,000	75,677
Fuyao Glass Industries Group Co. Ltd. (H Shares) (c)	124,400	527,125
GD Power Development Co. Ltd. (A Shares)	909,400	266,713
Gemdale Corp. (A Shares)	80,200	160,389
GF Securities Co. Ltd. (H Shares)	508,200	654,875
Gigadevice Semiconductor Beijing, Inc. (A Shares)	5,460	158,893
GoerTek, Inc. (A Shares)	46,100	313,228
Great Wall Motor Co. Ltd. (H Shares)	577,000	933,322
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	25,300	222,054
Greenland Holdings Corp. Ltd. (A Shares)	131,700	122,190
Guangdong Haid Group Co. Ltd. (A Shares)	56,900	524,621
Guangdong LY Intelligent Manufacturing Co. Ltd. (A Shares)	74,000	144,658
Guangzhou Automobile Group Co. Ltd. (H Shares)	561,600	575,907
Guangzhou R&F Properties Co. Ltd. (H Shares)	319,200	404,327
Guotai Junan Securities Co. Ltd. (H Shares) (c)	342,600	445,457
Haier Smart Home Co. Ltd. (A Shares)	34,900	130,006
Hainan Meilan International Airport Co. Ltd. (a)	24,000	102,315
Haitong Securities Co. Ltd. (H Shares)	875,200	738,318
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)	113,900	766,482
Hangzhou Steam Turbine Co. Ltd.	649,800	759,547
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	10,100	187,809
Hebei Construction Group Corp. (H Shares)	80,500	268,420
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	52,100	389,900
Hengli Petrochemical Co. Ltd. (A Shares)	72,520	209,665
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	8,000	162,056
Hualan Biological Engineer, Inc. (A Shares)	46,000	352,754
Huaneng Power International, Inc. (H Shares)	1,104,000	411,552
Huangshan Tourism Development Co. Ltd.	982,033	723,047
Huangshi Dongbei Electrical Appliance Co. Ltd.	95,107	305,053
Huatai Securities Co. Ltd. (H Shares) (c)	464,400	749,989
Huaxia Bank Co. Ltd. (A Shares)	315,000	285,524
Huayu Automotive Systems Co. Ltd. (A Shares)	40,300	187,680
Hundsun Technologies, Inc. (A Shares)	29,900	417,040
iFlytek Co. Ltd. (A Shares)	51,000	290,806
Industrial & Commercial Bank of China Ltd.:
(A Shares)	804,500	591,888
(H Shares)	11,096,000	6,301,025
Industrial Bank Co. Ltd. (A Shares)	196,800	524,147
INESA Intelligent Tech, Inc. (B Shares)	885,000	428,726
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	81,400	484,267
Inner Mongolia Eerduosi Resourses Co. Ltd. (B Shares)	585,005	503,072
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)	716,376	449,472
Jiangsu Expressway Co. Ltd. (H Shares)	204,000	203,934
Jiangsu Hengli Hydraulic Co. Ltd.	34,336	389,134
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	64,420	857,780
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	58,800	456,916
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	16,800	422,984
Jiangxi Copper Co. Ltd. (H Shares)	320,000	380,574
Kama Co. Ltd. (a)	650,926	248,943
Konka Group Co. Ltd. Series B	781,300	212,069
Kweichow Moutai Co. Ltd. (A Shares)	13,000	3,251,652
Legend Holdings Corp.:
(H Shares) (c)	126,500	170,353
rights (a)(d)	1,623	272
Lens Technology Co. Ltd. (A Shares)	47,900	240,214
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	17,000	78,421
LONGi Green Energy Technology Co. Ltd.	59,600	678,408
Luthai Textile JSC Ltd. (B Shares)	2,083,039	1,072,811
Luxshare Precision Industry Co. Ltd. (A Shares)	78,778	645,989
Luzhou Laojiao Co. Ltd. (A Shares)	22,500	581,770
Mango Excellent Media Co. Ltd. (A Shares)	41,779	464,211
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)	34,200	87,365
Muyuan Foodstuff Co. Ltd. (A Shares)	52,190	554,101
Nanji E-Commerce Co. Ltd. (A Shares)	94,000	258,733
NARI Technology Co. Ltd. (A Shares)	50,600	157,421
NAURA Technology Group Co. Ltd.	9,400	241,119
New China Life Insurance Co. Ltd.	11,600	111,619
New China Life Insurance Co. Ltd. (H Shares)	218,300	868,695
People's Insurance Co. of China Group Ltd. (H Shares)	1,971,000	584,753
PetroChina Co. Ltd.:
(A Shares)	127,600	77,713
(H Shares)	3,956,000	1,107,323
PICC Property & Casualty Co. Ltd. (H Shares)	1,291,000	872,601
Ping An Bank Co. Ltd. (A Shares)	257,000	682,778
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	150,790	1,756,798
(H Shares)	1,113,000	11,508,057
Poly Developments & Holdings (A Shares)	103,500	238,203
Poly Property Development Co. Ltd. (H Shares)	30,000	215,737
Postal Savings Bank of China Co. Ltd. (H Shares) (c)	1,935,000	948,468
SAIC Motor Corp. Ltd. (A Shares)	99,000	343,115
Sanan Optoelectronics Co. Ltd. (A Shares)	37,200	123,961
Sany Heavy Industry Co. Ltd. (A Shares)	67,700	263,389
Seazen Holdings Co. Ltd. (A Shares)	20,100	97,915
SF Holding Co. Ltd. (A Shares)	45,500	564,231
Shandong Airlines Co. Ltd. (a)	527,100	389,571
Shandong Gold Mining Co. Ltd. (A Shares)	50,960	182,510
Shandong Linglong Tyre Co. Ltd. (A Shares)	137,800	617,728
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	468,000	904,307
Shang Gong Group Co. Ltd. (B Shares) (a)	861,023	321,856
Shanghai Chlor Alkali Co. Ltd. (B Shares)	673,400	288,124
Shanghai Diesel Engine Co. Ltd. (B Shares)	1,646,400	680,900
Shanghai Electric Group Co. Ltd. (H Shares) (a)	728,000	206,591
Shanghai Fosun Pharmaceutical (Group) Co. Ltd. (H Shares)	158,500	651,174
Shanghai Fudan Microelectronics Group Co. Ltd. (H Shares) (a)	46,000	69,185
Shanghai Greencourt Investment Group Co. Ltd. (B Shares) (a)	1,048,700	277,543
Shanghai Haixin Group Co. Ltd. (B Shares) (a)	1,720,600	562,093
Shanghai Haohai Biological Technology Co. Ltd. (H Shares) (c)	7,400	45,436
Shanghai Highly Group Co. Ltd. (B Shares)	1,192,140	641,166
Shanghai International Airport Co. Ltd. (A Shares)	14,900	147,570
Shanghai Jin Jiang International Industrial Investment Co. Ltd. (B Shares)	1,136,900	793,350
Shanghai Lujiazui Finance Trust Ltd. (B Shares)	1,527,036	1,257,521
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)	173,600	268,713
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	216,900	300,382
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	61,000	77,972
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	14,800	498,574
Shengyi Technology Co. Ltd.	34,700	124,461
Shennan Circuits Co. Ltd. (A Shares)	8,680	140,487
Shenwan Hongyuan Group Co. Ltd. (A Shares)	313,800	236,938
Shenzhen Expressway Co. Ltd. (H Shares)	296,000	263,451
Shenzhen Goodix Technology Co. Ltd. (A Shares)	4,900	126,140
Shenzhen Kangtai Biological Products Co. Ltd.	11,100	301,650
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	12,900	747,566
Sichuan New Hope Agribusiness Co. Ltd. (A Shares)	70,300	282,787
Sinopec Engineering Group Co. Ltd. (H Shares)	288,500	112,014
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	1,038,000	191,466
Sinopharm Group Co. Ltd. (H Shares)	252,000	576,000
Songcheng Performance Development Co. Ltd. (A Shares)	93,682	232,945
Suning.com Co. Ltd. (A Shares)	27,900	40,525
TCL Corp. (A Shares)	260,100	235,376
Tianjin Zhonghuan Semiconductor Co. Ltd. (A Shares)	45,900	160,255
Tong Ren Tang Technologies Co. Ltd. (H Shares)	187,000	109,510
Tongwei Co. Ltd. (A Shares)	61,400	282,993
TravelSky Technology Ltd. (H Shares)	179,000	375,894
Tsingtao Brewery Co. Ltd. (H Shares)	98,000	809,661
Unigroup Guoxin Microelectronics Co. Ltd.	10,400	167,403
Unisplendour Corp. Ltd. (A Shares)	88,060	290,226
Walvax Biotechnology Co. Ltd. (A Shares)	50,300	375,517
Wanhua Chemical Group Co. Ltd. (A Shares)	18,900	222,435
Weichai Power Co. Ltd. (H Shares)	443,000	836,571
Wens Foodstuffs Group Co. Ltd. (A Shares)	91,200	259,030
Will Semiconductor Ltd.	6,600	195,718
Wingtech Technology Co. Ltd. (A Shares)	8,200	123,446
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	43,300	192,164
Wuliangye Yibin Co. Ltd. (A Shares)	43,000	1,573,945
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	28,000	77,326
WuXi AppTec Co. Ltd.	8,680	146,795
WuXi AppTec Co. Ltd. (H Shares) (c)	67,048	1,068,098
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares) (b)	209,192	275,235
Yanzhou Coal Mining Co. Ltd. (H Shares)	376,000	273,058
YiChang HEC ChangJiang Pharmaceutical Co. Ltd. (H Shares) (c)	78,600	96,824
Yonghui Superstores Co. Ltd. (A Shares)	145,200	169,803
Yonyou Network Technology Co. Ltd. (A Shares)	45,959	297,765
Yunda Holding Co. Ltd. (A Shares)	73,060	210,703
Yunnan Baiyao Group Co. Ltd. (A Shares)	7,500	115,694
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	8,400	288,768
Zhaojin Mining Industry Co. Ltd. (H Shares)	216,000	277,227
Zhejiang Dahua Technology Co. Ltd. (A Shares)	51,300	173,872
Zhejiang Expressway Co. Ltd. (H Shares)	256,000	174,354
Zhejiang NHU Co. Ltd. (A Shares)	21,500	93,471
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	105,300	386,331
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(c)	69,700	362,323
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	105,000	322,348
Zijin Mining Group Co. Ltd. (H Shares)	1,390,000	1,005,856
Zoomlion Heavy Industry Science and Technology Co. Ltd. (A Shares)	216,400	239,915
ZTE Corp. (H Shares)	266,200	586,481

TOTAL CHINA		147,009,182

Colombia - 0.0%
Bancolombia SA	57,442	363,618
Cementos Argos SA	110,098	129,574
Corporacion Financiera Colombiana SA	9,846	66,143
Ecopetrol SA	902,017	417,407
Grupo de Inversiones Suramerica SA	56,600	293,942
Interconexion Electrica SA ESP	78,417	422,644
Inversiones Argos SA	55,715	152,879

TOTAL COLOMBIA		1,846,207

Cyprus - 0.0%
TCS Group Holding PLC unit	25,230	599,597
Czech Republic - 0.0%
Ceske Energeticke Zavody A/S	28,050	529,917
Komercni Banka A/S (a)	14,246	288,618
MONETA Money Bank A/S (c)	99,727	225,913

TOTAL CZECH REPUBLIC		1,044,448

Denmark - 1.6%
A.P. Moller - Maersk A/S:
Series A	577	851,237
Series B	1,277	2,046,564
ALK-Abello A/S (a)	1,192	397,582
Alm. Brand A/S	14,914	170,559
Ambu A/S Series B (b)	31,295	948,593
Bavarian Nordic A/S (a)(b)	13,242	350,731
Carlsberg A/S Series B	19,569	2,476,740
Chemometec A/S	3,754	216,712
Christian Hansen Holding A/S	20,641	2,078,954
Coloplast A/S Series B	22,250	3,246,996
Dampskibsselskabet NORDEN A/S	5,090	72,066
Danske Bank A/S (a)	135,614	1,802,529
Det Forenede Dampskibs-Selskab (DFDS) A/S (a)	6,610	246,324
DSV Panalpina A/S	39,880	6,457,416
FLSmidth & Co. A/S	7,716	196,823
Genmab A/S (a)	12,696	4,228,690
GN Store Nord A/S	25,172	1,810,320
H Lundbeck A/S	13,364	376,333
ISS Holdings A/S	29,877	387,672
Jyske Bank A/S (Reg.) (a)	15,506	461,517
Matas A/S (a)	18,241	203,756
Netcompany Group A/S (a)(c)	7,698	639,493
Nilfisk Holding A/S (a)	5,420	74,364
NKT Holding A/S (a)	6,179	167,912
NNIT A/S (c)	3,587	60,494
Novo Nordisk A/S Series B	327,165	20,861,892
Novozymes A/S Series B	40,620	2,440,886
ORSTED A/S (c)	36,159	5,738,940
Pandora A/S	19,780	1,566,432
Per Aarsleff Holding A/S	4,622	176,796
Ringkjoebing Landbobank A/S	5,075	386,262
Rockwool International A/S Series B	1,791	699,925
Royal Unibrew A/S	10,193	995,380
Scandinavian Tobacco Group A/S (c)	21,748	307,405
Schouw & Co.	4,602	400,299
SimCorp A/S	8,617	1,027,246
Spar Nord Bank A/S	26,405	227,202
Sydbank A/S (a)	11,642	198,526
The Drilling Co. of 1972 A/S (a)	4,402	83,054
Topdanmark A/S	7,926	309,997
Tryg A/S	21,547	597,666
Vestas Wind Systems A/S	37,831	6,490,438
William Demant Holding A/S (a)	20,304	639,424
Zealand Pharma A/S (a)	4,366	145,624

TOTAL DENMARK		73,263,771

Egypt - 0.0%
Commercial International Bank SAE	302,454	1,176,103
Eastern Tobacco Co.	271,844	207,259
EFG-Hermes Holding SAE (a)	170,223	135,203
Elsewedy Electric Co.	225,766	106,700
Talaat Moustafa Group Holding	375,701	148,366

TOTAL EGYPT		1,773,631

Faroe Islands - 0.0%
Bakkafrost (a)	9,857	561,685
Finland - 0.8%
Adapteo OYJ	7,225	66,498
Cargotec Corp. (B Shares)	8,429	289,400
Caverion Corp.	13,709	89,890
Citycon Oyj (b)	27,875	214,591
Elisa Corp. (A Shares)	28,718	1,412,777
Fortum Corp.	88,532	1,665,207
Huhtamaki Oyj	18,924	923,910
KCI Konecranes Oyj	12,505	393,227
Kemira Oyj	22,421	277,055
Kesko Oyj	52,728	1,354,697
Kone OYJ (B Shares)	63,462	5,051,079
M-real OYJ (B Shares)	45,190	379,203
Metso Outotec Oyj	118,540	834,558
Neles Oyj	21,265	284,688
Neste Oyj	82,052	4,269,704
Nokia Corp. (a)	1,100,928	3,711,447
Nokian Tyres PLC	25,017	768,900
Nordea Bank ABP (Stockholm Stock Exchange)	618,931	4,645,243
Oriola-KD Oyj	25,304	53,341
Orion Oyj (B Shares)	20,214	865,177
Outokumpu Oyj (A Shares) (a)(b)	71,794	179,187
Sampo Oyj (A Shares)	90,598	3,418,685
Sanoma Corp.	14,188	208,864
Stora Enso Oyj (R Shares)	117,038	1,707,262
TietoEVRY Oyj	22,785	567,882
Tokmanni Group Corp.	9,550	151,932
UPM-Kymmene Corp.	102,699	2,901,700
Uponor Oyj	9,802	182,883
Valmet Corp.	26,995	643,886
Wartsila Corp.	86,951	690,847
YIT-Yhtyma OY	30,403	160,473

TOTAL FINLAND		38,364,193

France - 5.6%
AB Science SA (a)	3,876	40,989
Accor SA (a)	36,585	931,427
Aeroports de Paris SA	5,514	538,796
Air France KLM (Reg.) (a)(b)	34,771	113,977
Air Liquide SA	90,450	13,220,495
Akka Technologies SA (a)	3,532	64,583
Albioma	4,230	196,812
ALD SA (c)	16,781	180,782
Alstom SA (a)	37,351	1,668,821
ALTEN (a)	5,515	440,942
Amundi SA (c)	12,592	825,655
Arkema SA	12,897	1,262,923
Atos Origin SA (a)	18,173	1,240,280
AXA SA	370,083	5,943,274
Beneteau SA	9,748	89,689
BIC SA	4,645	222,343
bioMerieux SA	8,170	1,216,041
BNP Paribas SA (a)	218,510	7,620,488
Boiron SA	1,077	48,166
Bollore SA	191,595	686,382
Bonduelle SCA	2,828	60,932
Bouygues SA	42,964	1,408,570
Bureau Veritas SA	60,767	1,334,058
Capgemini SA	31,046	3,584,677
Carbone Lorraine (a)	7,511	194,636
Carmila SA	7,806	60,366
Carrefour SA	119,474	1,858,982
Casino Guichard Perrachon SA (a)	8,968	201,842
Cellectis SA (a)	7,070	112,330
CGG SA (a)	143,898	80,377
Chargeurs SA	2,866	55,676
CNP Assurances	32,644	367,642
Coface SA (a)	16,744	130,656
Compagnie de St. Gobain (a)	100,531	3,916,037
Compagnie Plastic Omnium	12,131	276,210
Covivio	9,648	574,187
Credit Agricole SA (a)	216,227	1,710,473
Danone SA	118,969	6,598,643
Dassault Aviation SA (a)	531	442,795
Dassault Systemes SA	25,485	4,349,766
DBV Technologies SA (a)(b)	10,102	29,206
Devoteam SA (a)	979	111,283
Edenred SA	47,562	2,217,939
EDF SA	117,448	1,363,481
Eiffage SA (a)	17,691	1,284,030
Elior SA (c)	17,636	66,467
Elis SA (a)	35,909	393,330
ENGIE (a)	353,301	4,273,137
Eramet SA (a)	2,471	65,557
Essilor International SA	54,179	6,701,175
Eurazeo SA (a)	7,085	322,140
Europcar Groupe SA (a)(b)(c)	25,987	16,934
Eutelsat Communications	39,130	393,475
Faurecia SA (a)	14,352	543,908
Fonciere Financiere et Part SA	717	57,034
Gaztransport et Technigaz SA	4,092	391,983
Gecina SA	9,357	1,161,687
Genfit (a)(b)	6,704	24,376
Groupe Eurotunnel SA (a)	80,593	1,083,175
Groupe FNAC SA	3,860	165,796
Hermes International SCA	5,876	5,467,943
ICADE	5,577	281,894
ID Logistics Group (a)	578	134,634
Iliad SA	2,666	515,423
Imerys SA	5,812	173,556
Innate Pharma SA (a)(b)	8,564	33,932
Interparfums SA	4,029	183,237
Ipsen SA	7,298	664,245
Ipsos SA	9,627	236,575
JCDecaux SA (a)	16,902	260,825
Kaufman & Broad SA	3,382	120,529
Kering SA	14,471	8,738,618
Klepierre SA (b)	36,208	458,595
Korian SA (a)	18,131	510,591
L'Oreal SA	47,660	15,403,022
La Francaise des Jeux SAEM (c)	16,132	604,602
Lagardere S.C.A. (Reg.) (b)	10,690	233,689
Legrand SA	51,631	3,817,182
LVMH Moet Hennessy Louis Vuitton SE	52,871	24,783,158
Maisons du Monde SA (a)(c)	9,337	124,946
Mercialys SA	8,296	39,711
Michelin CGDE Series B	32,297	3,484,626
Natixis SA (a)	178,188	414,223
Neopost SA	8,120	105,823
Nexans SA	7,257	351,936
Nexity	9,865	276,891
Orange SA	390,005	4,379,608
Orpea (a)	10,076	1,006,160
Pernod Ricard SA	41,017	6,611,430
Peugeot Citroen SA	117,637	2,114,002
Publicis Groupe SA	42,804	1,485,580
Remy Cointreau SA	4,347	734,096
Renault SA	36,015	891,538
Rexel SA	44,358	466,400
Rubis SCA	16,945	556,132
Safran SA (a)	61,869	6,525,938
Sanofi SA	217,093	19,602,064
Sartorius Stedim Biotech	5,360	2,032,566
Schneider Electric SA	106,071	12,888,317
SCOR SE	30,481	740,239
SEB SA	4,284	696,515
Societe Generale Series A	153,507	2,085,839
Sodexo SA	16,481	1,057,622
Soitec SA (a)	4,024	570,822
Sopra Steria Group	3,109	369,331
SPIE SA	22,432	353,738
SR Teleperformance SA	11,502	3,452,099
Suez Environnement SA	69,341	1,269,516
Tarkett SA (a)	6,314	76,477
Television Francaise 1 SA (a)	9,678	56,808
Thales SA	21,454	1,396,240
The Lisi Group	3,203	51,778
The Vicat Group	2,949	90,672
Total SA	475,984	14,420,756
Trigano SA	1,456	193,483
Ubisoft Entertainment SA (a)	17,998	1,587,614
Valeo SA	43,101	1,303,631
Vallourec SA (a)(b)	2,644	36,823
Veolia Environnement SA	109,510	2,039,378
Verallia SA (c)	5,686	158,271
VINCI SA	98,858	7,808,312
Virbac SA (a)	794	184,761
Vivendi SA	157,884	4,558,375
Wendel SA	4,734	410,201
Worldline SA (a)(c)	43,613	3,232,523

TOTAL FRANCE		259,453,894

Germany - 4.9%
Aareal Bank AG	11,902	205,014
adidas AG	36,199	10,750,587
ADVA Optical Networking SE (a)	9,117	69,973
Aixtron AG (a)	21,216	239,037
Allianz SE	78,722	13,849,721
alstria office REIT-AG	34,101	434,093
Amadeus Fire AG (a)	1,925	199,982
AURELIUS AG (a)(b)	5,292	74,515
Aurubis AG	8,483	542,792
BASF AG	175,583	9,614,608
Bayer AG	188,808	8,872,190
Bayerische Motoren Werke AG (BMW)	63,940	4,369,766
BayWa AG	8,030	248,299
Bechtle AG	5,396	925,700
Befesa SA (c)	6,886	283,098
Beiersdorf AG	18,981	1,987,349
Bertrandt AG	1,967	67,466
Bilfinger Berger AG	5,226	95,436
Borussia Dortmund GmbH & Co. KGaA (b)	12,532	61,476
Brenntag AG	30,510	1,950,077
CANCOM AG	7,551	298,126
Capital Stage AG	22,357	439,523
Carl Zeiss Meditec AG	7,674	991,171
CeWe Color Holding AG	1,495	142,426
Commerzbank AG	191,846	903,788
CompuGroup Medical AG	4,479	383,671
Continental AG	21,252	2,258,045
Corestate Capital Holding SA (a)(b)	8,354	121,424
Covestro AG (c)	34,598	1,650,868
CropEnergies AG	4,134	56,139
CTS Eventim AG	10,822	479,450
Daimler AG (Germany)	163,938	8,477,309
Delivery Hero AG (a)(c)	25,280	2,908,316
Deutsche Bank AG (a)	380,397	3,500,375
Deutsche Beteiligungs AG	3,048	99,396
Deutsche Borse AG	36,371	5,352,121
Deutsche EuroShop AG	10,724	135,388
Deutsche Lufthansa AG (a)(b)	54,125	464,706
Deutsche Pfandbriefbank AG (a)(c)	28,813	175,671
Deutsche Post AG	189,799	8,408,719
Deutsche Telekom AG	628,253	9,548,658
Deutsche Wohnen AG (Bearer)	65,545	3,307,682
Deutz AG	26,910	138,150
DIC Asset AG	7,576	87,175
Draegerwerk AG & Co. KGaA	423	30,249
Duerr AG	9,367	269,023
E.ON AG	426,959	4,446,425
Eckert & Ziegler Strahlen-und Medizintechnik AG	2,549	116,670
ElringKlinger AG (a)	5,404	54,630
Evonik Industries AG	45,192	1,087,921
Evotec OAI AG (a)(b)	24,235	640,150
Flatex AG (a)	3,152	168,865
Fraport AG Frankfurt Airport Services Worldwide (b)	8,548	308,817
Freenet AG	26,210	464,140
Fresenius Medical Care AG & Co. KGaA	40,595	3,099,922
Fresenius SE & Co. KGaA	81,198	3,011,021
GEA Group AG	31,036	1,032,693
Gerresheimer AG	7,408	744,573
Grenkeleasing AG (b)	5,300	206,907
Hamborner (REIT) AG (b)	37,362	348,675
Hamborner (REIT) AG rights (a)(e)	37,362	20,451
Hamburger Hafen und Logistik AG	4,343	72,735
Hannover Reuck SE	11,770	1,709,379
HeidelbergCement AG	29,963	1,714,112
HelloFresh AG (a)	26,571	1,421,036
Henkel AG & Co. KGaA	20,714	1,873,272
Hochtief AG	5,106	375,832
Hornbach Holding AG & Co. KGaA	1,917	184,639
Hugo Boss AG	13,851	317,227
Hypoport AG (a)	654	342,376
INDUS Holding AG	3,701	109,483
Infineon Technologies AG	241,809	6,732,249
Jenoptik AG	9,982	246,229
JOST Werke AG (a)(c)	1,747	65,516
K&S AG (b)	36,033	241,387
KION Group AG	12,896	1,003,892
Kloeckner & Co. AG (a)	12,298	69,179
Knorr-Bremse AG	13,659	1,581,728
Koenig & Bauer AG (a)	5,449	112,518
Krones AG	4,124	235,444
KWS Saat AG	2,068	152,217
Lanxess AG	16,009	811,425
LEG Immobilien AG	13,077	1,766,999
LEONI AG (a)	5,962	36,350
LPKF Laser & Electronics AG	6,103	115,289
Merck KGaA	25,344	3,753,072
Metro AG (a)	32,576	144,095
Metro Wholesale & Food Specialist AG	38,130	373,916
Morphosys AG (a)	5,947	606,456
MTU Aero Engines Holdings AG	10,421	1,778,651
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	26,716	6,247,850
Nemetschek Se	11,352	821,031
Nordex Se(a)	13,091	187,531
NORMA Group AG	5,774	179,146
Open Business Club AG	644	167,633
OSRAM Licht AG (a)	7,792	457,378
Patrizia Immobilien AG	7,349	167,243
Pfeiffer Vacuum Technology AG	1,055	192,415
ProSiebenSat.1 Media AG	40,318	449,842
Puma AG	18,484	1,615,415
Rational AG	733	549,349
Rheinmetall AG	8,315	607,191
Rocket Internet AG (a)(c)	14,844	321,558
RWE AG	123,802	4,583,673
Salzgitter AG	8,497	123,700
SAP SE	200,031	21,340,236
Scout24 AG (c)	21,826	1,757,769
Shop Apotheke Europe NV (a)(b)(c)	2,071	343,467
Siemens AG	145,528	17,067,561
Siemens Healthineers AG (c)	50,106	2,150,709
Siltronic AG	4,991	472,346
Sixt AG	2,725	206,289
SMA Solar Technology AG (a)	1,902	82,316
Software AG (Bearer)	12,178	436,272
STRATEC Biomedical Systems AG	1,552	227,750
Stroer Out-of-Home Media AG	5,328	385,036
Suedzucker AG (Bearer)	12,214	175,821
Symrise AG	24,939	3,074,435
TAG Immobilien AG	26,492	780,604
Takkt AG	6,299	66,759
TeamViewer AG (a)(c)	29,062	1,279,419
Telefonica Deutschland Holding AG	228,490	576,662
Thyssenkrupp AG (a)(b)	76,085	362,868
TUI AG (GB) (b)	89,050	349,092
Uniper SE	39,546	1,181,829
United Internet AG	19,488	683,171
Varta AG (a)(b)	3,392	425,073
Volkswagen AG	7,037	1,094,938
Vonovia SE	98,487	6,288,012
Vossloh AG	1,224	44,690
Wacker Chemie AG	3,071	296,217
Wacker Construction Equipment AG (a)	5,659	104,002
WashTec AG	2,326	102,941
Wustenrot & Wurttembergische AG	3,536	58,890
Zalando SE (a)(c)	29,720	2,775,302
Zooplus AG (a)	1,323	212,635

TOTAL GERMANY		230,241,377

Gibraltar - 0.0%
888 Holdings PLC	83,456	289,754
Greece - 0.1%
Alpha Bank AE (a)	274,013	138,183
Athens Water Supply & Sewage Co. SA	7,606	58,908
Cairo Mezz PLC (a)	41,119	4,971
EFG Eurobank Ergasias SA (a)	493,435	163,611
Ff Group (a)(d)	881	1,231
GEK Group of Companies SA (a)	14,236	95,998
Greek Organization of Football Prognostics SA	34,148	275,410
Hellenic Exchanges Holding SA	18,052	53,612
Hellenic Telecommunications Organization SA	43,077	572,937
Holding Co. ADMIE IPTO SA	26,627	65,744
Jumbo SA	20,348	284,380
Motor Oil (HELLAS) Corinth Refineries SA	14,252	132,789
Mytilineos SA	26,511	289,617
National Bank of Greece SA (a)	112,031	116,986
Piraeus Bank SA (a)	63,338	48,317
Public Power Corp. of Greece (a)	18,839	105,316
Terna Energy SA	15,348	204,491

TOTAL GREECE		2,612,501

Hong Kong - 2.1%
AIA Group Ltd.	2,312,600	22,009,422
Bank of East Asia Ltd.	265,057	477,291
Beijing Enterprises Holdings Ltd.	122,500	368,172
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	63,000	65,336
BOC Hong Kong (Holdings) Ltd.	700,500	1,942,696
BYD Electronic International Co. Ltd.	140,000	601,354
Champion (REIT)	327,000	158,175
China Everbright International Ltd.	907,370	456,465
China Everbright Ltd.	212,000	279,476
China Jinmao Holdings Group Ltd.	1,050,000	529,571
China Merchants Holdings International Co. Ltd.	287,671	305,018
China Mobile Ltd.	1,168,000	7,144,120
China Overseas Grand Oceans Group Ltd.	368,500	214,374
China Overseas Land and Investment Ltd.	736,000	1,841,780
China Power International Development Ltd.	1,101,666	211,736
China Resources Beer Holdings Co. Ltd.	290,666	1,801,548
China Resources Pharmaceutical Group Ltd. (c)	400,500	199,927
China Resources Power Holdings Co. Ltd.	446,000	463,690
China South City Holdings Ltd.	2,034,000	204,646
China Taiping Insurance Group Ltd.	336,600	506,257
China Unicom Ltd.	1,162,000	716,245
CITIC 1616 Holdings Ltd.	238,000	75,521
CITIC Pacific Ltd.	1,129,000	805,336
City Telecom (HK) Ltd. (CTI) (a)	99,000	147,111
CLP Holdings Ltd.	308,500	2,837,285
CNOOC Ltd.	3,490,000	3,193,196
CSPC Pharmaceutical Group Ltd.	1,793,600	1,890,192
Dah Sing Banking Group Ltd.	140,400	120,615
Dah Sing Financial Holdings Ltd.	21,200	52,723
Far East Horizon Ltd.	436,000	427,986
Fosun International Ltd.	567,000	683,106
Fushan International Energy Group Ltd.	530,335	123,819
Galaxy Entertainment Group Ltd.	425,000	2,801,354
Guangdong Investment Ltd.	542,000	802,600
GZI (REIT)	254,000	116,966
Hang Lung Group Ltd.	151,000	334,235
Hang Lung Properties Ltd.	455,000	1,104,560
Hang Seng Bank Ltd.	148,600	2,284,827
Henderson Land Development Co. Ltd.	290,345	1,025,522
Hong Kong & China Gas Co. Ltd.	2,015,084	2,907,370
Hong Kong & Shanghai Hotels Ltd.	159,517	115,638
Hong Kong Exchanges and Clearing Ltd.	231,774	11,067,750
Hua Hong Semiconductor Ltd. (a)(c)	84,000	308,262
Hysan Development Co. Ltd.	125,000	397,452
Lenovo Group Ltd.	1,522,000	952,170
Link (REIT)	400,619	3,051,474
Melco International Development Ltd.	127,000	205,756
MMG Ltd. (a)	512,000	120,859
MTR Corp. Ltd.	263,528	1,303,618
New World Development Co. Ltd.	279,822	1,331,884
PCCW Ltd.	1,116,886	671,356
Poly Property Group Co. Ltd.	295,000	84,857
Power Assets Holdings Ltd.	251,500	1,292,780
Shanghai Industrial Holdings Ltd.	127,000	169,388
Shenzhen Investment Ltd.	766,810	233,431
Shun Tak Holdings Ltd.	450,000	131,764
Sino Land Ltd.	583,232	689,120
Sino-Ocean Group Holding Ltd.	506,500	96,694
Sinotruk Hong Kong Ltd.	155,000	395,073
SJM Holdings Ltd.	358,000	370,815
Sun Art Retail Group Ltd.	460,055	497,293
Sun Hung Kai Properties Ltd.	248,000	3,192,211
Sunlight (REIT)	313,000	134,849
Swire Pacific Ltd. (A Shares)	92,500	421,818
Swire Properties Ltd.	215,000	575,460
Techtronic Industries Co. Ltd.	266,500	3,554,479
Television Broadcasts Ltd.	105,100	84,324
Universal Medical Financial & Technical Advisory Services Co. Ltd. (c)	290,500	201,598
Vitasoy International Holdings Ltd.	152,000	613,686
Wharf Holdings Ltd.	284,000	586,134
Winteam Pharmaceutical Group Ltd.	590,000	235,163
Yuexiu Property Co. Ltd.	1,220,000	236,053

TOTAL HONG KONG		95,554,832

Hungary - 0.1%
Magyar Telekom PLC	169,238	186,443
MOL Hungarian Oil and Gas PLC Series A (For. Reg.) (a)	85,100	412,560
OTP Bank PLC (a)	42,315	1,317,899
Richter Gedeon PLC	29,347	598,626

TOTAL HUNGARY		2,515,528

India - 2.5%
Aarti Industries Ltd.	12,406	166,403
Aarti Surfactants Ltd. (a)	1,773	13,405
Aavas Financiers Ltd. (a)	5,757	110,440
Adani Enterprises Ltd.	24,127	110,211
Adani Ports & Special Economic Zone Ltd.	95,899	462,411
Adani Power Ltd. (a)	172,088	82,549
Aditya Birla Fashion and Retail Ltd. (a)	50,771	104,581
AIA Engineering Ltd.	8,206	186,767
Ajanta Pharma Ltd.	3,596	75,843
Alembic Pharmaceuticals Ltd. (a)	8,345	107,943
Ambuja Cements Ltd.	126,730	441,047
Apollo Hospitals Enterprise Ltd.	17,549	498,679
Apollo Tyres Ltd.	55,726	104,459
Ashok Leyland Ltd.	192,833	203,658
Asian Paints Ltd.	59,744	1,771,400
Astral Poly Technik Ltd.	14,965	225,482
Atul Ltd.	4,782	385,186
AU Small Finance Bank Ltd. (a)(c)	24,383	253,608
Aurobindo Pharma Ltd.	55,358	573,483
Avenue Supermarts Ltd. (a)(c)	29,410	883,866
Axis Bank Ltd. (a)	448,910	2,957,994
Bajaj Auto Ltd.	13,922	539,122
Bajaj Finance Ltd.	35,926	1,593,091
Bajaj Finserv Ltd.	7,435	555,421
Balkrishna Industries Ltd.	27,433	494,883
Bandhan Bank Ltd. (a)(c)	137,909	533,070
Bayer CropScience Ltd.	3,440	251,339
Berger Paints India Ltd.	43,595	364,005
Bharat Forge Ltd.	41,020	247,972
Bharat Heavy Electricals Ltd.	289,564	108,526
Bharat Petroleum Corp. Ltd.	120,590	573,061
Bharti Airtel Ltd.	254,092	1,476,866
Bharti Infratel Ltd.	66,099	164,408
Biocon Ltd. (a)	74,889	405,314
Bosch Ltd.	1,830	284,400
Britannia Industries Ltd.	10,647	495,672
CESC Ltd. GDR	15,228	115,007
Cholamandalam Investment and Finance Co. Ltd.	39,445	144,446
Cipla Ltd.	63,289	640,150
City Union Bank Ltd.	67,091	132,689
Coal India Ltd.	233,880	357,877
Colgate-Palmolive Ltd.	13,387	272,270
Container Corp. of India Ltd.	38,389	201,013
CRISIL Ltd.	3,308	91,581
Crompton Greaves Consumer Electricals Ltd.	100,527	403,543
Dabur India Ltd.	102,850	705,552
Dalmia Bharat Ltd. (a)	9,904	111,837
Dcb Bank Ltd. (a)	116,523	119,853
Divi's Laboratories Ltd.	16,540	696,770
DLF Ltd.	115,038	243,998
Dr Lal Pathlabs Ltd. (c)	5,517	169,871
Dr. Reddy's Laboratories Ltd.	23,530	1,540,766
Edelweiss Financial Services Ltd. (a)	103,102	77,167
Eicher Motors Ltd.	30,056	845,047
Emami Ltd.	22,079	107,008
Endurance Technologies Ltd. (c)	6,816	96,620
Escorts Ltd. (a)	15,035	241,975
Exide Industries Ltd. (a)	36,809	78,481
Federal Bank Ltd. (a)	306,444	206,883
Fortis Healthcare Ltd. (a)	80,505	135,584
GAIL India Ltd.	371,396	421,883
Gillette India Ltd.	2,058	146,095
Glenmark Pharmaceuticals Ltd.	45,073	286,883
Godrej Consumer Products Ltd.	91,998	821,738
Godrej Industries Ltd. (a)	19,503	95,708
Godrej Properties Ltd. (a)	11,865	164,506
Granules India Ltd.	22,023	113,285
Graphite India Ltd.	17,486	41,297
Grasim Industries Ltd.	58,075	606,094
Gujarat Gas Ltd.	56,211	223,599
Havells India Ltd.	65,947	643,470
HCL Technologies Ltd.	214,003	2,420,390
HDFC Asset Management Co. Ltd. (c)	14,297	431,286
HDFC Standard Life Insurance Co. Ltd. (a)(c)	144,691	1,144,079
Hemisphere Properties India Ltd. (a)	3,714	3,395
Hero Motocorp Ltd.	18,196	682,417
Hindalco Industries Ltd.	228,319	523,690
Hindustan Petroleum Corp. Ltd.	127,476	320,983
Hindustan Unilever Ltd.	159,026	4,420,033
Housing Development Finance Corp. Ltd.	319,932	8,250,810
ICICI Bank Ltd. (a)	1,002,024	5,239,402
ICICI Lombard General Insurance Co. Ltd. (c)	44,880	743,592
ICICI Prudential Life Insurance Co. Ltd. (c)	64,953	351,233
IDFC Bank Ltd. (a)	454,450	185,988
IIFL Wealth Management Ltd.	5,003	61,703
India Cements Ltd. (a)	33,198	52,651
Indiabulls Housing Finance Ltd.	50,146	94,089
Indiabulls Ventures Ltd.	32,389	85,431
Indian Oil Corp. Ltd.	361,399	385,560
Indraprastha Gas Ltd.	42,020	226,808
Info Edge India Ltd.	13,669	650,403
Infosys Ltd.	660,803	9,411,231
InterGlobe Aviation Ltd. (a)(c)	17,008	298,402
ITC Ltd.	604,984	1,343,951
Jindal Steel & Power Ltd. (a)	77,530	199,737
JSW Steel Ltd.	196,307	814,968
Jubilant Foodworks Ltd.	15,148	441,622
Jubilant Life Sciences Ltd.	15,242	148,816
Larsen & Toubro Ltd.	101,661	1,266,167
Laurus Labs Ltd. (c)	43,415	185,866
LIC Housing Finance Ltd.	86,138	326,643
Lupin Ltd. (a)	41,502	505,918
Mahindra & Mahindra Financial Services Ltd. (a)	180,954	296,591
Mahindra & Mahindra Ltd.	157,373	1,252,388
Manappuram General Finance & Leasing Ltd.	96,169	200,285
Marico Ltd.	115,314	551,981
Maruti Suzuki India Ltd.	24,037	2,244,246
Max Financial Services Ltd. (a)	29,825	236,157
MindTree Consulting Ltd.	7,309	130,484
Motherson Sumi Systems Ltd.	164,287	232,403
Mphasis BFL Ltd.	14,943	276,749
Multi Commodity Exchange of India Ltd.	4,381	99,942
Natco Pharma Ltd.	25,726	310,510
Nestle India Ltd.	4,752	1,093,300
NIIT Technologies Ltd. (a)	3,181	94,219
Nippon Life India Asset Management Ltd. (c)	26,767	97,522
NTPC Ltd.	554,133	650,881
Oil & Natural Gas Corp. Ltd.	479,100	416,969
Page Industries Ltd.	1,137	305,996
Petronet LNG Ltd.	113,539	351,588
PI Industries Ltd.	10,459	308,031
Pidilite Industries Ltd.	23,965	504,492
Piramal Enterprises Ltd.	17,465	295,364
Power Grid Corp. of India Ltd.	412,277	945,724
Prestige Estates Projs. Ltd.	32,123	107,844
PVR Ltd.	11,294	161,686
Rajesh Exports Ltd.	12,258	75,918
RBL Bank Ltd. (a)(c)	74,029	172,638
Rec Ltd.	121,286	167,232
Redington India Ltd.	63,758	110,990
Reliance Industries Ltd.	548,360	15,112,922
Sanofi India Ltd.	1,021	109,533
SBI Life Insurance Co. Ltd. (a)(c)	75,244	775,918
Shree Cement Ltd.	1,549	450,676
Shriram Transport Finance Co. Ltd.	20,468	190,233
Siemens India Ltd.	13,985	237,654
SRF Ltd.	3,138	185,794
State Bank of India (a)	337,240	854,122
Strides Shasun Ltd. (a)	15,610	144,443
Sun Pharmaceutical Industries Ltd.	181,528	1,133,276
Sundaram Finance Ltd.	4,630	89,900
Supreme Industries Ltd.	10,061	194,966
Suven Pharmaceuticals Ltd.	19,334	81,398
Tata Communications Ltd.	14,551	182,107
Tata Consultancy Services Ltd.	174,540	6,253,166
Tata Consumer Products Ltd. (a)	83,045	548,528
Tata Motors Ltd. (a)	311,956	551,469
Tata Power Co. Ltd.	221,002	154,576
Tata Steel Ltd.	69,316	382,754
Tech Mahindra Ltd.	104,464	1,143,429
The Indian Hotels Co. Ltd.	102,257	130,717
The Ramco Cements Ltd.	22,994	245,696
Titan Co. Ltd.	60,601	948,149
Torrent Pharmaceuticals Ltd.	13,324	458,616
Tube Investments of India Ltd.	11,913	104,556
Ultratech Cemco Ltd.	21,789	1,335,792
United Spirits Ltd. (a)	54,999	371,848
UPL Ltd.	94,361	573,094
Varun Beverages Ltd.	19,317	169,570
Vedanta Ltd.	354,188	455,435
Vodafone Idea Ltd. (a)	1,638,165	192,049
Voltas Ltd.	37,783	357,153
Wipro Ltd.	228,035	1,039,560
Yes Bank Ltd.	207,098	27,558
Zee Entertainment Enterprises Ltd.	167,871	422,643

TOTAL INDIA		117,625,805

Indonesia - 0.4%
PT ACE Hardware Indonesia Tbk	1,465,700	156,296
PT Adaro Energy Tbk	2,778,500	210,620
PT AKR Corporindo Tbk	359,500	65,016
PT Aneka Tambang Tbk	1,903,900	135,413
PT Astra International Tbk	4,091,200	1,493,996
PT Bank Central Asia Tbk	1,912,600	3,763,338
PT Bank Mandiri (Persero) Tbk	3,745,500	1,458,988
PT Bank Negara Indonesia (Persero) Tbk	1,442,100	458,802
PT Bank Rakyat Indonesia Tbk	10,935,200	2,475,423
PT Bank Tabungan Negara Tbk	1,226,900	114,205
PT Bank Tabungan Pensiunan Nasional Syariah Tbk	378,400	94,490
PT Barito Pacific Tbk (a)	5,269,000	319,240
PT Bumi Serpong Damai Tbk (a)	1,853,300	110,309
PT Charoen Pokphand Indonesia Tbk	1,383,300	544,951
PT Ciputra Development Tbk	2,244,800	123,454
PT Gudang Garam Tbk (a)	96,000	267,360
PT Hanjaya Mandala Sampoerna Tbk	2,143,900	204,281
PT Hanson International Tbk (a)(d)	3,268,900	11,176
PT Indah Kiat Pulp & Paper Tbk	519,700	318,261
PT Indocement Tunggal Prakarsa Tbk	297,300	245,500
PT Indofood CBP Sukses Makmur Tbk	437,300	287,254
PT Indofood Sukses Makmur Tbk	862,800	408,716
PT Inti Agriculture Resources Tbk (a)(d)	1,180,800	4,037
PT Jasa Marga Tbk	456,796	110,089
PT Kalbe Farma Tbk	5,074,200	526,454
PT Link Net Tbk	552,700	78,898
PT Lippo Karawaci Tbk (a)	8,522,900	77,314
PT Media Nusantara Citra Tbk (a)	1,079,900	60,236
PT Mitra Adiperkasa Tbk (a)	2,151,200	94,756
PT Pabrik Kertas Tjiwi Kimia Tbk	244,900	100,416
PT Pakuwon Jati Tbk (a)	3,658,700	102,281
PT Panin Life Tbk (a)	3,762,800	48,130
PT Perusahaan Gas Negara Tbk Series B	2,188,300	157,060
PT Pool Advista Indonesia Tbk (a)(d)	184,900	632
PT Semen Gresik (Persero) Tbk	574,100	371,909
PT Sugih Energy Tbk (a)(d)	40,500	138
PT Summarecon Agung Tbk (a)	2,230,500	98,372
PT Surya Citra Media Tbk	1,389,000	138,851
PT Tambang Batubara Bukit Asam Tbk	721,400	94,521
PT Telekomunikasi Indonesia Tbk Series B	9,889,300	1,751,000
PT Tower Bersama Infrastructure Tbk	1,933,300	195,546
PT Unilever Indonesia Tbk	1,443,700	766,152
PT United Tractors Tbk	348,900	498,471
PT Wijaya Karya Persero Tbk	841,326	68,062
PT XL Axiata Tbk	1,457,400	199,210

TOTAL INDONESIA		18,809,624

Ireland - 0.5%
AIB Group PLC	154,775	173,860
Bank Ireland Group PLC	170,913	419,605
C&C Group PLC (United Kingdom)	61,747	129,429
Cairn Homes PLC	123,845	113,081
CRH PLC	146,121	5,113,033
Dalata Hotel Group PLC	52,540	148,082
DCC PLC (United Kingdom)	17,051	1,109,780
Flutter Entertainment PLC	11,270	1,950,598
Flutter Entertainment PLC (Ireland)	18,519	3,225,517
Glanbia PLC	32,656	310,348
Glenveagh Properties PLC (a)(c)	243,350	208,312
Grafton Group PLC unit	40,156	349,849
Greencore Group PLC	118,148	138,443
Hibernia (REIT) PLC	166,522	200,922
Irish Residential Properties REIT PLC	74,222	118,426
James Hardie Industries PLC CDI	84,152	2,043,201
Kerry Group PLC Class A	28,877	3,453,965
Kingspan Group PLC (Ireland)	29,031	2,530,750
Origin Enterprises PLC	17,170	65,390
Smurfit Kappa Group PLC	42,226	1,589,449
United Drug PLC (United Kingdom)	63,532	597,128

TOTAL IRELAND		23,989,168

Isle of Man - 0.0%
Gaming VC Holdings SA (a)	113,283	1,417,977
NEPI Rockcastle PLC	74,945	265,771
Playtech Ltd.	41,580	183,255
Redefine International PLC	85,601	98,476

TOTAL ISLE OF MAN		1,965,479

Israel - 0.5%
AFI Properties Ltd. (a)	8,956	216,416
Airport City Ltd. (a)	14,819	161,565
Alony Hetz Properties & Investments Ltd.	24,855	251,314
Amot Investments Ltd.	28,138	129,472
AudioCodes Ltd.	5,682	171,856
Azrieli Group	7,750	365,462
Bank Hapoalim BM (Reg.)	206,012	1,206,952
Bank Leumi le-Israel BM	264,754	1,253,140
Bayside Land Corp. Ltd.	44,487	311,483
Bezeq The Israel Telecommunication Corp. Ltd. (a)	357,757	407,871
Caesarstone Sdot-Yam Ltd.	6,500	62,725
Cellcom Israel Ltd. (Israel) (a)	16,639	64,760
Check Point Software Technologies Ltd. (a)	22,439	2,548,173
Clal Insurance Enterprises Holdings Ltd. (a)	9,526	96,738
Compugen Ltd. (a)(b)	15,477	199,499
CyberArk Software Ltd. (a)(b)	7,775	770,891
Elbit Systems Ltd. (Israel)	4,756	538,178
Electra Israel Ltd.	383	167,364
Energix-Renewable Energies Ltd. (a)	41,245	175,760
Enlight Renewable Energy Ltd. (a)	134,454	253,930
Equital Ltd. (a)	5,424	100,117
Fattal Holdings 1998 Ltd. (a)	865	52,173
First International Bank of Israel	6,983	155,150
Formula Systems (1985) Ltd.	1,804	143,282
Gazit-Globe Ltd.	18,453	76,688
Harel Insurance Investments and Financial Services Ltd. (a)	23,609	172,637
Hilan Ltd.	3,519	157,280
Icl Group Ltd.	159,381	580,153
Industrial Building Corp. Ltd.	104,581	201,190
InMode Ltd. (a)	2,658	97,176
Isracard Ltd.	43,356	122,366
Israel Corp. Ltd. (Class A) (a)	705	78,929
Israel Discount Bank Ltd. (Class A)	208,329	586,268
Ituran Location & Control Ltd.	4,245	60,067
Kornit Digital Ltd. (a)(b)	8,123	546,840
Matrix IT Ltd.	7,364	169,896
Maytronics Ltd.	6,870	105,525
Mega Or Holdings Ltd.	10,876	281,618
Melisron Ltd.	3,890	141,142
Migdal Insurance & Financial Holdings Ltd. (a)	78,960	62,274
Mizrahi Tefahot Bank Ltd.	25,894	505,578
NICE Systems Ltd. (a)	12,284	2,809,582
Nova Measuring Instruments Ltd. (a)	5,616	321,780
Oil Refineries Ltd.	332,351	59,222
Partner Communications Co. Ltd. (a)	31,298	122,640
Paz Oil Co. Ltd.	2,284	210,189
Plus500 Ltd.	21,266	406,502
Radware Ltd. (a)	10,872	244,620
Reit 1 Ltd.	23,695	90,279
Shapir Engineering and Industry Ltd. (a)	23,028	155,228
Shikun & Binui Ltd. (a)	40,684	190,420
Shufersal Ltd.	54,311	410,510
Strauss Group Ltd.	12,777	369,449
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	216,201	1,885,273
The Phoenix Holdings Ltd. (a)	33,492	176,390
Tower Semiconductor Ltd. (a)	18,431	384,604
UroGen Pharma Ltd. (a)(b)	5,168	116,383
Wix.com Ltd. (a)	10,137	2,507,083

TOTAL ISRAEL		24,210,052

Italy - 1.2%
A2A SpA	310,928	395,256
ACEA SpA	11,158	221,438
Amplifon SpA	23,024	836,893
Anima Holding SpA (c)	52,602	196,654
Ascopiave SpA	12,721	44,076
Assicurazioni Generali SpA	196,782	2,637,887
Astm SpA (a)	11,917	221,511
Atlantia SpA (a)	93,731	1,436,050
Autogrill SpA (a)	25,966	97,256
Azimut Holding SpA	20,858	352,116
Banca Farmafactoring SpA (c)	51,083	235,298
Banca Generali SpA	13,535	384,630
Banca Mediolanum S.p.A.	25,333	172,894
Banca Monte dei Paschi di Siena SpA (a)(b)	52,304	62,987
Banca Monte dei Paschi di Siena SpA rights (a)(b)	52,304	1
Banca Popolare dell'Emilia Romagna (b)	242,557	287,296
Banca Popolare di Sondrio SCARL (a)	129,726	227,686
Banco BPM SpA	343,747	620,935
Brembo SpA	31,817	330,537
Brunello Cucinelli SpA	5,911	177,338
Buzzi Unicem SpA	9,959	215,447
Carel Industries SpA (c)	9,053	168,697
Cerved Information Solutions SpA (a)	31,992	225,792
CIR SpA	143,676	62,582
Credito Emiliano SpA (a)	9,752	38,332
Credito Valtellinese SC (a)	16,630	119,153
Danieli & C. Officine Meccaniche SpA	1,400	20,055
Datalogic SpA	3,836	44,185
Davide Campari Milano NV	107,739	1,124,787
De Longhi SpA	13,444	429,956
DiaSorin S.p.A.	4,999	1,097,463
Dovalue SpA (a)(c)	10,191	94,121
Enav SpA (c)	62,425	216,656
Enel SpA	1,549,415	12,318,632
Eni SpA	494,320	3,462,735
ERG SpA	15,440	349,934
Falck Renewables SpA	20,263	109,926
Fincantieri SpA (a)(b)	88,952	49,810
FinecoBank SpA	113,803	1,557,353
Hera SpA	158,980	499,921
Illimity Bank SpA (a)	9,610	86,852
Industria Macchine Automatiche SpA (IMA)	4,047	318,386
Infrastrutture Wireless Italiane SpA (c)	50,464	545,412
Interpump Group SpA	15,519	585,604
Intesa Sanpaolo SpA	3,091,439	5,132,113
Iren SpA	127,010	288,596
Italgas SpA	90,170	521,092
Italmobiliare SpA	2,084	67,353
Juventus Football Club SpA (a)(b)	101,527	86,436
Leonardo SpA	79,330	377,697
Maire Tecnimont SpA (b)	31,832	43,079
MARR SpA	7,134	96,712
Mediaset SpA (a)	72,020	122,294
Mediobanca SpA	115,585	819,543
Moncler SpA	36,187	1,448,109
Nexi SpA (a)(c)	82,865	1,272,950
Piaggio & C SpA	27,378	74,613
Pirelli & C. SpA (c)	74,955	312,521
Poste Italiane SpA (c)	93,847	765,092
Prysmian SpA	44,850	1,219,154
Rai Way SpA (c)	14,677	89,228
Recordati SpA	19,323	1,001,227
Reply SpA	3,554	382,045
Saipem SpA (b)	113,479	199,236
Salvatore Ferragamo Italia SpA	11,825	152,456
Saras Raffinerie Sarde SpA	117,179	59,966
Sesa SpA (a)	1,183	110,911
Snam Rete Gas SpA	380,865	1,858,577
Societa Cattolica Di Assicurazioni SCRL (a)	31,708	156,873
Societa Cattolica Di Assicurazioni SCRL rights (a)	41,364	0
Tamburi Investment Partners SpA	35,045	218,769
Technogym SpA (a)(c)	26,292	195,362
Telecom Italia SpA	723,550	245,771
Telecom Italia SpA (Risparmio Shares)	2,020,346	734,841
Terna SpA	258,042	1,744,268
Tinexta SpA (a)	4,093	87,997
Tod's SpA (a)	1,925	40,534
UniCredit SpA	409,720	3,054,432
Unipol Gruppo SpA	74,248	270,487
Webuild SpA (b)	38,050	40,748
Zignago Vetro SpA	3,274	47,282

TOTAL ITALY		56,018,894

Japan - 17.3%
77 Bank Ltd.	10,100	141,245
A/S One Corp.	2,400	346,846
ABC-MART, Inc.	7,507	380,788
ACOM Co. Ltd.	93,000	417,944
Activia Properties, Inc.	117	422,723
Adastria Co. Ltd.	6,500	112,820
Adeka Corp.	17,800	230,186
Advance Residence Investment Corp.	245	715,375
Advantest Corp.	39,659	2,297,167
Aeon (REIT) Investment Corp.	282	318,947
AEON Co. Ltd. (b)	126,125	3,222,266
Aeon Delight Co. Ltd.	3,500	92,141
AEON Financial Service Co. Ltd.	19,799	202,778
AEON MALL Co. Ltd.	27,300	425,864
Agc, Inc.	39,863	1,244,760
Ai Holdings Corp.	8,100	142,417
AI inside, Inc. (a)	100	55,860
Aica Kogyo Co. Ltd.	12,800	431,105
Aiful Corp. (a)(b)	52,700	156,419
Ain Holdings, Inc.	4,800	335,748
Air Water, Inc.	39,500	564,368
Aisin Seiki Co. Ltd.	32,700	990,747
Ajinomoto Co., Inc.	92,625	1,860,907
Akita Bank Ltd.	11,700	158,601
Alfresa Holdings Corp.	37,339	683,675
Alps Electric Co. Ltd.	38,698	558,309
Amada Co. Ltd.	76,700	667,571
Amano Corp.	12,100	284,791
Ana Holdings, Inc. (a)	19,641	428,387
AnGes MG, Inc. (a)(b)	23,300	244,090
Anicom Holdings, Inc.	16,000	169,012
Anritsu Corp. (b)	35,800	783,750
Aoyama Trading Co. Ltd.	13,000	61,928
Aozora Bank Ltd.	36,900	606,231
Arata Corp.	2,500	121,493
ARCS Co. Ltd.	7,900	174,886
Ariake Japan Co. Ltd.	3,300	211,399
Aruhi Corp.	7,700	138,253
Asahi Group Holdings	89,159	2,759,216
Asahi Holdings, Inc.	9,800	319,577
ASAHI INTECC Co. Ltd.	39,560	1,225,892
Asahi Kasei Corp.	246,200	2,133,464
Asics Corp.	30,200	377,304
ASKUL Corp.	6,300	241,960
Astellas Pharma, Inc.	362,303	4,968,240
Atom Corp.	39,400	315,964
Autobacs Seven Co. Ltd.	16,300	208,664
Axial Retailing, Inc.	3,700	157,164
Azbil Corp.	25,100	1,018,641
Bandai Namco Holdings, Inc.	39,200	2,929,604
Bank of Kyoto Ltd.	10,200	450,478
BayCurrent Consulting, Inc.	2,800	362,293
Belc Co. Ltd.	1,900	116,632
Bell System24 Holdings, Inc.	6,600	99,614
Benefit One, Inc.	14,300	357,853
Benesse Holdings, Inc.	11,500	271,122
Bengo4.Com, Inc. (a)	2,200	291,175
Bic Camera, Inc.	33,600	371,094
BML, Inc.	6,500	182,744
Bridgestone Corp.	100,958	3,290,727
Brother Industries Ltd.	42,600	658,263
Calbee, Inc.	18,000	552,179
Canon Marketing Japan, Inc.	10,400	221,552
Canon, Inc.	193,143	3,361,887
Capcom Co. Ltd.	16,600	907,880
Casio Computer Co. Ltd. (b)	38,100	578,822
Central Glass Co. Ltd.	10,900	233,898
Central Japan Railway Co.	27,255	3,295,649
Change Co. Ltd. (a)	2,400	183,909
Chiba Bank Ltd.	92,700	478,822
Chiyoda Corp. (a)	33,800	73,297
Chofu Seisakusho Co. Ltd.	2,100	42,768
Chubu Electric Power Co., Inc.	124,916	1,399,285
Chugai Pharmaceutical Co. Ltd.	129,900	5,014,140
Chugoku Electric Power Co., Inc.	52,800	663,372
Chugoku Marine Paints Ltd.	6,000	57,279
Citizen Watch Co. Ltd.	88,800	235,259
CKD Corp.	8,165	135,897
Coca-Cola West Co. Ltd.	25,350	357,839
cocokara fine HOLDINGS, Inc.	3,900	256,216
COLOPL, Inc.	12,700	109,482
Colowide Co. Ltd.	17,100	256,031
Comforia Residential REIT, Inc.	113	323,150
COMSYS Holdings Corp.	25,700	653,054
Comture Corp.	7,600	193,351
Concordia Financial Group Ltd.	192,300	634,793
Cookpad, Inc. (a)	17,500	63,995
Cosmo Energy Holdings Co. Ltd.	19,400	283,979
Cosmos Pharmaceutical Corp.	3,800	645,390
CRE Logistics REIT, Inc.	67	98,123
Create Restaurants Holdings, Inc. (b)	19,000	99,431
Create SD Holdings Co. Ltd.	4,700	151,575
Credit Saison Co. Ltd.	29,101	314,575
Curves Holdings Co. Ltd.	9,100	55,910
CyberAgent, Inc.	19,100	1,201,358
CYBERDYNE, Inc. (a)	24,300	166,645
Cybozu, Inc.	4,000	115,424
Dai Nippon Printing Co. Ltd.	53,400	994,811
Dai-ichi Mutual Life Insurance Co.	209,399	3,127,463
Daibiru Corp.	18,300	207,224
Daicel Chemical Industries Ltd.	71,421	509,707
Daido Steel Co. Ltd.	7,100	232,527
Daifuku Co. Ltd.	19,600	2,021,110
Daihen Corp.	3,400	131,488
Daiichi Sankyo Kabushiki Kaisha	326,800	8,625,448
Daiichikosho Co. Ltd.	8,100	277,158
Daikin Industries Ltd.	47,968	8,976,408
Dainippon Sumitomo Pharma Co. Ltd.	36,200	424,301
Daio Paper Corp.	14,700	212,534
Daiseki Co. Ltd.	12,400	315,652
Daishi Hokuetsu Financial Group, Inc.	8,242	158,295
Daito Trust Construction Co. Ltd.	13,744	1,250,225
Daiwa House Industry Co. Ltd.	110,644	2,907,145
Daiwa House REIT Investment Corp.	367	848,967
Daiwa Office Investment Corp.	59	320,171
Daiwa Securities Group, Inc.	299,100	1,211,899
Daiwa Securities Living Invest	315	307,699
Daiwabo Holdings Co. Ltd.	3,500	229,125
DCM Japan Holdings Co. Ltd.	31,400	389,067
DeNA Co. Ltd.	17,700	301,999
Denki Kagaku Kogyo KK	14,700	452,874
DENSO Corp.	81,122	3,780,009
Dentsu Group, Inc.	40,500	1,167,535
Descente Ltd. (a)	6,200	96,167
Dic Corp.	21,400	521,001
Digital Arts, Inc.	2,200	155,474
Digital Garage, Inc.	6,400	227,553
Dip Corp.	6,600	126,808
Disco Corp.	5,900	1,592,459
Dmg Mori Co. Ltd. (b)	22,300	298,161
Dowa Holdings Co. Ltd.	10,100	289,051
DTS Corp.	11,500	223,664
Duskin Co. Ltd.	10,500	268,028
Dydo Group Holdings, Inc.	1,700	87,962
Earth Corp.	2,300	146,099
East Japan Railway Co.	57,610	3,012,626
Ebara Corp.	16,600	461,422
EDION Corp.	27,800	273,824
eGuarantee, Inc.	7,600	169,255
Eiken Chemical Co. Ltd.	5,300	101,396
Eisai Co. Ltd.	49,300	3,833,251
Eizo Corp.	2,700	101,911
Elecom Co. Ltd.	5,800	290,467
Electric Power Development Co. Ltd.	33,100	447,335
en-japan, Inc.	7,300	160,495
euglena Co. Ltd. (a)	21,100	176,987
Exedy Corp.	3,700	46,646
Ezaki Glico Co. Ltd.	7,900	327,656
FamilyMart Co. Ltd. (b)	34,308	754,100
Fancl Corp.	17,000	535,686
FANUC Corp.	36,685	7,748,784
Fast Retailing Co. Ltd.	11,236	7,837,580
FCC Co. Ltd.	6,000	115,137
FP Corp.	9,000	358,935
Freee KK (a)(b)	4,900	383,419
Frontier Real Estate Investment Corp.	117	391,705
Fuji Corp.	19,300	388,007
Fuji Electric Co. Ltd.	27,000	818,720
Fuji Kyuko Co. Ltd.	4,400	188,745
Fuji Oil Holdings, Inc.	9,100	287,939
Fuji Seal International, Inc.	8,700	162,506
Fuji Soft ABC, Inc.	6,900	369,050
Fujifilm Holdings Corp.	69,300	3,533,785
Fujikura Ltd.	92,800	245,962
Fujimori Kogyo Co. Ltd.	3,900	159,770
Fujitec Co. Ltd.	10,600	230,980
Fujitsu General Ltd.	12,300	341,401
Fujitsu Ltd.	37,942	4,489,094
Fukuoka (REIT) Investment Fund	108	130,923
Fukuoka Financial Group, Inc.	31,312	523,767
Fukuyama Transporting Co. Ltd.	5,600	234,707
Funai Soken Holdings, Inc.	8,400	181,704
Furukawa Electric Co. Ltd.	13,100	328,290
Fuso Chemical Co. Ltd.	4,900	167,381
Futaba Corp.	8,300	70,680
Fuyo General Lease Co. Ltd.	4,700	269,865
Giken Ltd.	7,200	255,009
Global One Real Estate Investment Corp.	184	166,126
Glory Ltd.	8,500	179,167
GLP J-REIT	681	1,049,862
GMO Hosting & Security, Inc.	1,000	105,444
GMO Internet, Inc.	13,300	354,741
GMO Payment Gateway, Inc.	8,200	1,004,734
GNI Group Ltd. (a)	8,000	138,687
GOLDWIN, Inc.	4,300	320,746
Grace Technology, Inc.	3,700	201,637
GREE, Inc.	22,600	117,848
GS Yuasa Corp.	16,300	284,510
Gulliver International Co. Ltd.	13,000	71,153
GungHo Online Entertainment, Inc.	8,700	216,170
Gunma Bank Ltd.	59,400	188,449
H.I.S. Co. Ltd. (b)	6,900	93,047
H.U. Group Holdings, Inc.	9,447	240,353
H2O Retailing Corp.	17,100	112,357
Hakuhodo DY Holdings, Inc.	43,600	555,516
Hamakyorex Co. Ltd.	4,000	113,489
Hamamatsu Photonics K.K.	29,200	1,469,337
Hankyu Hanshin Holdings, Inc.	41,500	1,267,135
Hankyu REIT, Inc.	82	90,608
Hanwa Co. Ltd.	11,900	230,713
Harmonic Drive Systems, Inc.	6,900	457,039
Haseko Corp.	59,300	710,956
Hazama Ando Corp.	55,100	342,316
Heiwa Corp.	9,700	156,821
Heiwa Real Estate (REIT), Inc.	141	152,441
Heiwa Real Estate Co. Ltd.	7,800	227,718
Heiwado Co. Ltd.	7,700	156,344
Hiday Hidaka Corp.	2,376	38,725
Hikari Tsushin, Inc.	4,400	1,031,997
Hino Motors Ltd.	60,900	466,599
Hirata Corp.	1,600	99,583
Hirogin Holdings, Inc.	44,000	239,476
Hirose Electric Co. Ltd.	7,055	984,769
Hisamitsu Pharmaceutical Co., Inc.	13,100	626,628
Hitachi Capital Corp.	13,800	291,858
Hitachi Construction Machinery Co. Ltd.	22,200	547,508
Hitachi Ltd.	186,476	6,285,042
Hitachi Metals Ltd.	46,200	612,671
Hitachi Transport System Ltd.	7,500	237,741
Hitachi Zosen Corp.	32,900	132,497
Hogy Medical Co. Ltd.	3,700	108,562
Hokkaido Electric Power Co., Inc.	33,900	131,395
Hokuetsu Kishu Paper Co. Ltd.	27,700	91,501
Hokuhoku Financial Group, Inc.	31,100	295,120
Hokuriku Electric Power Co., Inc.	28,000	199,698
Honda Motor Co. Ltd.	312,872	7,400,344
Horiba Ltd.	6,500	319,744
Hoshino Resorts REIT, Inc.	39	184,090
Hoshizaki Corp.	9,600	766,649
Hosiden Corp.	12,900	114,364
House Foods Group, Inc.	11,500	380,684
Hoya Corp.	72,018	8,127,731
Hulic (REIT), Inc.	237	311,570
Hulic Co. Ltd.	56,000	518,723
Hyakujushi Bank Ltd.	3,600	57,322
Ibiden Co. Ltd.	22,000	897,017
IBJ Leasing Co. Ltd.	4,300	109,615
Ichibanya Co. Ltd.	6,600	334,821
Ichigo Real Estate Investment Corp.	225	145,499
Ichigo, Inc.	58,800	166,677
Idec Corp.	5,600	96,710
Idemitsu Kosan Co. Ltd.	34,700	701,772
IHI Corp.	25,672	310,907
Iida Group Holdings Co. Ltd.	31,600	571,711
Inaba Denki Sangyo Co. Ltd.	8,800	211,846
Industrial & Infrastructure Fund Investment Corp.	357	607,717
Ines Corp.	3,700	52,829
Infocom Corp.	4,900	177,496
Infomart Corp.	44,800	370,498
INPEX Corp.	196,100	929,985
Internet Initiative Japan, Inc.	4,400	196,858
Invesco Office J-REIT, Inc.	2,458	304,934
Invincible Investment Corp.	1,118	357,379
IR Japan Holdings Ltd.	2,400	265,721
Iriso Electronics Co. Ltd.	4,100	156,105
Isetan Mitsukoshi Holdings Ltd. (b)	69,171	336,873
Isuzu Motors Ltd.	111,968	908,452
IT Holdings Corp.	41,400	791,781
ITO EN Ltd.	10,660	675,132
ITOCHU Advance Logistics Investment Corp.	162	221,595
Itochu Corp.	254,150	6,104,307
ITOCHU Techno-Solutions Corp.	16,812	570,387
Itoham Yonekyu Holdings, Inc.	26,700	178,758
Iwatani Corp.	9,900	449,188
Iyo Bank Ltd.	67,700	424,879
Izumi Co. Ltd.	7,000	237,396
J. Front Retailing Co. Ltd.	45,400	345,958
JAFCO Co. Ltd.	9,500	429,647
Japan Airlines Co. Ltd.	19,600	342,330
Japan Airport Terminal Co. Ltd.	9,900	429,969
Japan Aviation Electronics Industry Ltd.	20,000	275,430
Japan Display, Inc. (a)	134,500	65,879
Japan Elevator Service Holdings Co. Ltd.	4,300	165,274
Japan Excellent, Inc.	216	237,662
Japan Exchange Group, Inc.	99,400	2,426,676
Japan Hotel REIT Investment Corp.	820	397,095
Japan Lifeline Co. Ltd.	11,600	149,688
Japan Logistics Fund, Inc.	174	488,988
Japan Material Co. Ltd.	14,000	180,905
Japan Petroleum Exploration Co. Ltd.	8,200	129,657
Japan Post Bank Co. Ltd.	67,334	537,038
Japan Post Holdings Co. Ltd.	287,338	1,971,555
Japan Post Insurance Co. Ltd.	41,000	649,896
Japan Prime Realty Investment Corp.	153	413,492
Japan Real Estate Investment Corp.	264	1,293,787
Japan Retail Fund Investment Corp.	496	714,938
Japan Steel Works Ltd.	11,600	247,989
Japan Tobacco, Inc.	223,143	4,201,153
JCR Pharmaceuticals Co. Ltd.	11,200	290,038
JEOL Ltd.	6,900	219,919
JFE Holdings, Inc.	96,900	680,836
JGC Corp.	42,642	350,619
JIN Co. Ltd.	3,500	253,661
JMDC, Inc.	4,800	251,776
Joshin Denki Co. Ltd.	3,300	81,840
Joyful Honda Co. Ltd.	10,500	163,339
JSR Corp.	43,700	987,709
JTEKT Corp.	40,700	324,328
Justsystems Corp.	6,000	392,422
JVC KENWOOD Holdings, Inc.	60,100	81,314
JX Holdings, Inc.	595,550	2,009,556
K's Holdings Corp.	34,600	441,872
Kadokawa Corp. (b)	10,000	304,146
Kagome Co. Ltd.	14,100	482,947
Kajima Corp.	91,800	980,923
Kakaku.com, Inc.	26,000	687,113
Kaken Pharmaceutical Co. Ltd.	8,456	333,048
Kameda Seika Co. Ltd.	2,300	104,145
Kamigumi Co. Ltd.	17,500	313,091
Kandenko Co. Ltd.	19,700	147,834
Kaneka Corp.	10,100	282,641
Kanematsu Corp.	26,700	316,591
Kansai Electric Power Co., Inc.	129,599	1,179,400
Kansai Mirai Financial Group, Inc.	15,100	55,040
Kansai Paint Co. Ltd.	33,539	864,706
Kao Corp.	91,191	6,492,682
Katitas Co. Ltd.	9,800	278,035
Kato Sangyo	11,000	365,486
Kawasaki Heavy Industries Ltd.	28,700	342,883
Kawasaki Kisen Kaisha Ltd. (a)	12,700	155,194
KDDI Corp.	306,737	8,298,767
Keihan Electric Railway Co., Ltd.	20,500	778,800
Keihin Electric Express Railway Co. Ltd.	40,839	571,108
Keio Corp.	19,003	1,104,402
Keisei Electric Railway Co.	24,106	674,346
Kenedix Office Investment Corp.	76	439,565
Kenedix Residential Investment Corp.	167	272,778
Kenedix Retail REIT Corp.	84	160,768
Kenedix, Inc.	41,000	212,465
Kewpie Corp.	18,100	370,434
Key Coffee, Inc.	17,100	349,481
Keyence Corp.	34,850	15,815,714
KH Neochem Co. Ltd.	6,700	156,782
Kikkoman Corp.	29,900	1,489,024
Kinden Corp.	28,492	446,751
Kintetsu Group Holdings Co. Ltd.	32,153	1,284,689
Kintetsu World Express, Inc.	14,900	316,745
Kirin Holdings Co. Ltd.	159,470	2,874,984
Kisoji Co. Ltd.	1,900	44,761
Kissei Pharmaceutical Co. Ltd.	6,800	133,818
Kitz Corp.	9,500	51,413
Kobayashi Pharmaceutical Co. Ltd.	9,600	935,479
Kobe Bussan Co. Ltd. (b)	22,400	630,225
Kobe Steel Ltd. (a)	71,500	279,166
Kohnan Shoji Co. Ltd.	5,200	177,559
Koito Manufacturing Co. Ltd.	21,600	1,041,634
Kokuyo Co. Ltd.	20,100	273,112
Komatsu Ltd.	166,511	3,754,070
KOMEDA Holdings Co. Ltd.	8,700	153,768
KOMERI Co. Ltd.	6,500	191,372
Konami Holdings Corp.	18,700	731,886
Konica Minolta, Inc.	94,100	239,745
Kose Corp.	6,900	879,581
Kotobuki Spirits Co. Ltd.	3,800	176,200
Kubota Corp.	197,310	3,428,867
Kumagai Gumi Co. Ltd.	13,800	318,962
Kumiai Chemical Industry Co. Ltd.	14,600	140,362
Kura Sushi, Inc.	1,300	78,405
Kurabo Industries Ltd.	2,800	50,406
Kuraray Co. Ltd.	73,552	680,281
Kureha Chemical Industry Co. Ltd.	4,000	169,802
Kurita Water Industries Ltd.	17,700	526,641
Kusuri No Aoki Holdings Co. Ltd.	3,300	263,426
Kyocera Corp.	61,437	3,383,489
Kyoei Steel Ltd.	5,400	67,988
Kyokuto Kaihatsu Kogyo Co. Ltd.	3,000	37,009
Kyorin Holdings, Inc.	9,200	166,376
Kyoritsu Maintenance Co. Ltd. (b)	5,600	200,369
Kyowa Exeo Corp.	19,900	458,832
Kyowa Hakko Kirin Co., Ltd.	50,000	1,241,670
Kyudenko Corp.	9,300	253,809
Kyushu Electric Power Co., Inc.	68,378	573,243
Kyushu Financial Group, Inc.	66,985	313,325
Kyushu Railway Co.	30,300	644,508
LaSalle Logiport REIT	284	442,122
Lasertec Corp.	14,100	1,221,353
Lawson, Inc.	9,600	441,078
Leopalace21 Corp. (a)	34,200	53,581
LIFE Corp.	3,000	105,508
LINE Corp. (a)	5,900	302,748
Lintec Corp.	12,900	285,965
Lion Corp.	42,836	873,486
LIXIL Group Corp.	50,995	1,107,318
M&A Capital Partners Co. Ltd. (a)	3,000	135,774
M3, Inc.	85,490	5,773,629
Mabuchi Motor Co. Ltd.	9,500	391,673
Macnica Fuji Electronics Holdings, Inc.	7,900	141,281
Macromill, Inc.	7,900	49,052
Maeda Corp.	28,500	205,205
Maeda Road Construction Co. Ltd.	9,300	155,033
Makino Milling Machine Co. Ltd.	4,200	144,565
Makita Corp.	43,100	1,905,175
Mandom Corp.	10,400	154,919
Mani, Inc.	13,000	325,219
Marubeni Corp.	326,600	1,705,247
Maruha Nichiro Corp.	7,700	161,277
Marui Group Co. Ltd.	36,202	654,240
Maruichi Steel Tube Ltd.	12,900	295,946
Maruwa Ceramic Co. Ltd.	1,400	145,640
Maruwa Unyu Kikan Co. Ltd.	4,500	193,357
Matsui Securities Co. Ltd. (b)	25,200	201,714
Matsumotokiyoshi Holdings Co. Ltd.	15,200	561,129
Maxell Holdings Ltd.	12,000	125,456
Mazda Motor Corp.	109,300	573,915
McDonald's Holdings Co. (Japan) Ltd.	13,528	641,516
MCJ Co. Ltd.	16,500	152,063
MCUBS MidCity Investment Corp.	289	207,296
Mebuki Financial Group, Inc.	166,068	333,662
Medical Data Vision Co. Ltd. (a)(b)	6,700	157,342
Medipal Holdings Corp.	44,900	800,383
Medley, Inc. (a)	4,800	269,614
Megachips Corp.	2,800	74,487
Megmilk Snow Brand Co. Ltd.	8,500	184,189
Meidensha Corp.	6,100	93,275
Meiji Holdings Co. Ltd.	22,300	1,615,625
Meitec Corp.	6,700	332,154
Menicon Co. Ltd.	5,500	388,342
Mercari, Inc. (a)	16,100	676,882
Milbon Co. Ltd.	5,700	292,447
Minebea Mitsumi, Inc.	74,495	1,345,481
Mirai Corp.	344	118,880
Mirait Holdings Corp. (b)	17,100	243,438
Miroku Jyoho Service Co., Ltd.	4,600	93,170
Misumi Group, Inc.	56,705	1,684,114
Mitsubishi Chemical Holdings Corp.	267,057	1,503,039
Mitsubishi Corp.	252,351	5,630,298
Mitsubishi Electric Corp.	337,692	4,349,097
Mitsubishi Estate Co. Ltd.	229,871	3,428,727
Mitsubishi Estate Logistics REIT Investment Corp.	55	219,266
Mitsubishi Gas Chemical Co., Inc.	29,245	533,118
Mitsubishi Heavy Industries Ltd.	59,966	1,288,384
Mitsubishi Logistics Corp.	8,800	231,592
Mitsubishi Materials Corp.	21,500	394,509
Mitsubishi Motors Corp. of Japan	131,734	241,603
Mitsubishi Pencil Co. Ltd.	8,200	105,561
Mitsubishi Shokuhin Co. Ltd.	3,800	99,035
Mitsubishi UFJ Financial Group, Inc.	2,287,339	9,016,472
Mitsubishi UFJ Lease & Finance Co. Ltd.	76,000	322,012
Mitsui & Associates Telepark Corp.	4,100	75,379
Mitsui & Co. Ltd.	307,882	4,822,508
Mitsui Chemicals, Inc.	39,500	1,011,688
Mitsui Engineering & Shipbuilding Co. (a)	14,900	47,182
Mitsui Fudosan Co. Ltd.	183,840	3,130,349
Mitsui Fudosan Logistics Park, Inc.	110	525,566
Mitsui High-Tec, Inc.	4,100	83,543
Mitsui Mining & Smelting Co. Ltd.	11,200	282,716
Mitsui OSK Lines Ltd.	23,100	521,471
Miura Co. Ltd.	18,055	850,651
mixi, Inc.	11,200	308,234
Mizuho Financial Group, Inc.	451,968	5,564,642
Mochida Pharmaceutical Co. Ltd.	9,700	354,185
Modec, Inc.	2,900	42,126
Monex Group, Inc.	33,300	80,061
Money Forward, Inc. (a)	3,700	334,737
MonotaRO Co. Ltd.	23,600	1,305,357
Mori Hills REIT Investment Corp.	327	402,777
Mori Trust Hotel (REIT), Inc.	73	75,550
MORI TRUST Sogo (REIT), Inc.	164	195,882
Morinaga & Co. Ltd.	6,600	250,769
Morinaga Milk Industry Co. Ltd.	6,400	308,562
Morita Holdings Corp.	7,800	142,592
MOS Food Services, Inc.	2,400	65,465
MS&AD Insurance Group Holdings, Inc.	84,497	2,312,282
Murata Manufacturing Co. Ltd.	111,002	7,784,422
Musashi Seimitsu Industry Co. Ltd.	11,100	116,026
Nabtesco Corp.	22,500	840,561
Nachi-Fujikoshi Corp.	2,400	95,130
Nagaileben Co. Ltd.	3,300	82,575
Nagase & Co. Ltd.	35,900	468,141
Nagoya Railroad Co. Ltd.	38,116	1,015,991
Nakanishi, Inc.	15,900	283,734
Nankai Electric Railway Co. Ltd.	24,600	561,735
NEC Corp.	48,200	2,427,843
NEC System Integration & Constuction Ltd.	13,800	239,298
Net One Systems Co. Ltd.	17,100	511,265
New Hampshire Foods Ltd.	18,813	770,636
Nexon Co. Ltd.	94,700	2,639,375
NGK Insulators Ltd.	56,300	804,282
NGK Spark Plug Co. Ltd.	27,800	488,917
NHK Spring Co. Ltd.	42,287	255,694
Nichi-iko Pharmaceutical Co. Ltd.	17,700	175,235
Nichias Corp.	11,100	240,407
Nichiha Corp.	5,700	166,093
Nichirei Corp.	26,110	657,940
Nidec Corp.	85,490	8,634,668
Nifco, Inc.	20,600	616,602
Nihon Kohden Corp.	16,100	503,586
Nihon M&A Center, Inc.	29,900	1,755,776
Nihon Parkerizing Co. Ltd.	31,100	306,493
Nihon Unisys Ltd.	16,300	480,466
Nikkiso Co. Ltd.	11,700	112,174
Nikkon Holdings Co. Ltd.	9,900	189,473
Nikon Corp.	64,300	391,867
Nintendo Co. Ltd.	21,488	11,618,321
Nippo Corp.	10,100	259,430
Nippon Accommodations Fund, Inc.	80	458,294
Nippon Building Fund, Inc.	286	1,444,530
Nippon Carbon Co. Ltd.	2,200	76,600
Nippon Ceramic Co. Ltd.	12,100	293,936
Nippon Densetsu Kogyo Co. Ltd.	6,300	122,071
Nippon Electric Glass Co. Ltd.	14,200	279,285
Nippon Express Co. Ltd.	12,666	710,304
Nippon Flour Mills Co. Ltd.	15,000	240,597
Nippon Gas Co. Ltd.	6,600	314,798
Nippon Kayaku Co. Ltd.	27,800	239,239
Nippon Light Metal Holding Co. Ltd.	15,040	237,547
Nippon Paint Holdings Co. Ltd.	28,797	2,594,033
Nippon Paper Industries Co. Ltd.	22,745	256,853
Nippon Prologis REIT, Inc.	390	1,283,661
Nippon REIT Investment Corp.	84	269,708
Nippon Seiki Co. Ltd.	9,200	103,709
Nippon Sheet Glass Co. Ltd. (a)	21,900	76,140
Nippon Shinyaku Co. Ltd.	9,300	664,542
Nippon Shokubai Co. Ltd.	5,200	254,636
Nippon Signal Co. Ltd.	15,400	134,117
Nippon Soda Co. Ltd.	5,600	146,959
Nippon Steel & Sumikin Bussan Corp.	2,400	68,409
Nippon Steel & Sumitomo Metal Corp.	159,483	1,546,846
Nippon Suisan Kaisha Co. Ltd.	54,400	209,559
Nippon Telegraph & Telephone Corp.	242,964	5,110,953
Nippon Yusen KK	27,500	507,583
Nipro Corp.	46,738	491,786
Nishi-Nippon Financial Holdings, Inc.	21,800	147,681
Nishi-Nippon Railroad Co. Ltd.	15,400	406,891
Nishimatsu Construction Co. Ltd.	16,600	322,456
Nissan Chemical Corp.	24,000	1,273,696
Nissan Motor Co. Ltd.	451,248	1,597,659
Nissan Shatai Co. Ltd.	15,700	132,568
Nissha Co. Ltd.	6,100	71,820
Nisshin Oillio Group Ltd.	4,400	126,478
Nisshin Seifun Group, Inc.	36,400	548,141
Nisshinbo Holdings, Inc.	25,000	166,627
Nissin Electric Co. Ltd.	14,300	143,158
Nissin Food Holdings Co. Ltd.	12,500	1,082,368
Nitori Holdings Co. Ltd.	15,600	3,206,684
Nitta Corp.	4,800	101,214
Nitto Boseki Co. Ltd. (b)	4,200	154,258
Nitto Denko Corp.	31,542	2,216,008
NKSJ Holdings, Inc.	65,519	2,446,209
Noevir Holdings Co. Ltd.	5,800	258,947
NOF Corp.	12,700	477,296
Nojima Co. Ltd.	10,400	291,876
NOK Corp.	18,300	208,694
NOMURA Co. Ltd.	19,400	125,278
Nomura Holdings, Inc.	602,854	2,699,845
Nomura Real Estate Holdings, Inc.	21,200	370,288
Nomura Real Estate Master Fund, Inc.	798	952,934
Nomura Research Institute Ltd.	62,310	1,836,743
North Pacific Bank Ltd.	36,500	77,238
NS Solutions Corp.	8,800	257,705
NSD Co. Ltd.	19,600	344,267
NSK Ltd.	66,700	534,005
NTN Corp. (b)	91,200	169,147
NTT Data Corp.	118,800	1,340,802
NTT DOCOMO, Inc.	216,430	8,058,813
Obayashi Corp.	133,700	1,118,847
OBIC Business Consultants Ltd. (b)	3,700	199,122
OBIC Co. Ltd.	13,441	2,379,635
Odakyu Electric Railway Co. Ltd.	58,800	1,418,992
Ogaki Kyoritsu Bank Ltd.	14,200	316,778
Ohsho Food Service Corp.	1,600	88,017
Oisix Ra Daichi, Inc. (a)	4,500	140,295
Oji Holdings Corp.	164,000	691,165
Okamoto Industries, Inc.	2,000	82,331
Okasan Securities Group, Inc.	37,534	122,655
Oki Electric Industry Co. Ltd.	20,900	194,031
Okuma Corp.	5,400	262,104
Okumura Corp.	7,300	169,111
Olympus Corp.	223,000	4,269,130
OMRON Corp.	36,200	2,613,859
One (REIT), Inc.	109	251,957
Ono Pharmaceutical Co. Ltd.	73,280	2,090,328
Open House Co. Ltd.	10,600	360,953
Optex Group Co. Ltd.	8,200	122,189
Optim Corp. (a)	3,100	86,934
Optorun Co. Ltd.	4,600	90,596
Oracle Corp. Japan	7,600	759,545
Orient Corp.	85,400	94,768
Oriental Land Co. Ltd.	38,134	5,337,924
ORIX Corp.	255,120	2,983,689
ORIX JREIT, Inc.	498	699,894
Osaka Gas Co. Ltd.	73,200	1,390,085
OSG Corp.	25,700	385,013
Otsuka Corp.	20,600	946,604
Otsuka Holdings Co. Ltd.	76,518	2,833,963
Outsourcing, Inc.	23,000	213,302
Pacific Industrial Co. Ltd.	12,300	123,525
PALTAC Corp.	6,300	352,218
Pan Pacific International Holdings Ltd.	80,992	1,718,524
Panasonic Corp.	432,489	3,995,130
Paramount Bed Holdings Co. Ltd.	5,400	208,050
Park24 Co. Ltd.	21,540	290,959
Penta-Ocean Construction Co. Ltd.	74,500	472,418
PeptiDream, Inc. (a)	20,000	924,262
Persol Holdings Co., Ltd.	34,400	521,029
Pigeon Corp.	21,500	990,108
Pilot Corp.	6,800	189,678
Piolax, Inc.	5,800	85,083
PKSHA Technology, Inc. (a)	3,300	69,491
Pola Orbis Holdings, Inc.	19,189	378,391
Premier Investment Corp.	243	267,294
Pressance Corp.	9,300	126,872
Prestige International, Inc.	18,300	155,729
Raito Kogyo Co. Ltd.	13,400	190,049
Raksul, Inc. (a)	3,600	175,153
Rakus Co. Ltd.	13,000	255,472
Rakuten, Inc.	170,595	1,659,751
Recruit Holdings Co. Ltd.	245,054	9,324,470
Relia, Inc.	10,300	117,197
Relo Group, Inc.	21,400	513,574
Renesas Electronics Corp. (a)	154,555	1,275,798
Rengo Co. Ltd.	33,500	257,747
Resona Holdings, Inc.	421,800	1,390,664
Resorttrust, Inc.	17,200	242,240
Ricoh Co. Ltd.	127,500	837,320
Ringer Hut Co. Ltd.	2,000	43,218
Rinnai Corp.	8,061	794,303
Riso Kyoiku Co. Ltd.	23,400	68,398
ROHM Co. Ltd.	16,800	1,291,700
Rohto Pharmaceutical Co. Ltd.	18,300	572,113
Round One Corp.	13,200	103,675
Royal Holdings Co. Ltd. (b)	12,300	209,001
Ryohin Keikaku Co. Ltd.	50,430	1,058,492
S Foods, Inc.	3,200	106,578
Saizeriya Co. Ltd.	4,500	78,109
Sakai Moving Service Co. Ltd.	2,000	90,289
Sakata Seed Corp.	4,500	158,788
San-A Co. Ltd.	4,500	187,428
San-Ai Oil Co. Ltd.	14,800	149,222
SanBio Co. Ltd. (a)	5,500	87,746
Sangetsu Corp.	15,000	216,176
Sanken Electric Co. Ltd.	5,800	185,683
Sankyo Co. Ltd. (Gunma)	15,800	402,698
Sankyu, Inc.	9,400	336,723
Sanrio Co. Ltd.	12,100	222,564
Sansan, Inc. (a)	3,000	198,652
Santen Pharmaceutical Co. Ltd.	71,560	1,274,913
Sanwa Holdings Corp.	35,300	402,663
Sanyo Chemical Industries Ltd.	4,600	194,938
Sapporo Holdings Ltd.	15,800	257,997
Sato Holding Corp.	4,600	87,592
Sawai Pharmaceutical Co. Ltd.	8,800	424,157
SBI Holdings, Inc. Japan	44,500	1,025,781
Screen Holdings Co. Ltd.	7,100	388,892
SCSK Corp.	12,000	596,658
Secom Co. Ltd.	40,233	3,398,840
Sega Sammy Holdings, Inc.	30,019	376,186
Seibu Holdings, Inc.	36,600	365,923
Seiko Epson Corp.	57,273	665,151
Seiko Holdings Corp.	6,400	80,613
Seino Holdings Co. Ltd.	20,500	264,908
Seiren Co. Ltd.	9,800	155,310
Sekisui Chemical Co. Ltd.	77,100	1,201,859
Sekisui House (REIT), Inc.	740	517,481
Sekisui House Ltd.	121,680	2,021,508
Sekisui Jushi Corp.	4,700	94,907
SENKO Co. Ltd.	15,800	141,300
Seria Co. Ltd.	8,200	315,939
Seven & i Holdings Co. Ltd.	144,529	4,392,913
Seven Bank Ltd.	115,900	265,984
SG Holdings Co. Ltd.	63,600	1,534,060
Sharp Corp. (b)	41,000	474,109
Shibaura Machine Co. Ltd.	3,200	63,862
SHIFT, Inc. (a)	1,900	241,130
Shiga Bank Ltd. (b)	11,000	237,554
Shikoku Electric Power Co., Inc.	31,200	224,249
Shima Seiki Manufacturing Ltd.	8,000	118,834
Shimachu Co. Ltd.	9,000	475,714
Shimadzu Corp.	45,500	1,300,998
Shimamura Co. Ltd.	4,300	458,426
SHIMANO, Inc.	14,365	3,285,499
SHIMIZU Corp.	109,400	759,603
Shin-Etsu Chemical Co. Ltd.	67,435	9,007,080
Shinko Electric Industries Co. Ltd.	14,700	256,454
Shinmaywa Industries Ltd.	9,500	73,735
Shinsei Bank Ltd.	30,900	371,775
Shionogi & Co. Ltd.	51,800	2,443,403
Ship Healthcare Holdings, Inc.	6,600	313,186
Shiseido Co. Ltd.	77,255	4,782,627
Shizuoka Bank Ltd.	81,700	549,494
Shizuoka Gas Co. Ltd.	11,800	103,771
SHO-BOND Holdings Co. Ltd.	8,300	400,627
Shochiku Co. Ltd. (b)	2,100	243,145
Shoei Co. Ltd.	6,700	204,034
Showa Denko K.K.	26,282	446,891
Siix Corp.	7,700	91,244
SKY Perfect JSAT Holdings, Inc.	24,000	102,456
Skylark Co. Ltd. (b)	35,300	503,475
SMC Corp.	10,867	5,780,219
SMS Co., Ltd.	14,000	412,190
SoftBank Corp.	547,700	6,373,844
SoftBank Group Corp.	300,912	19,599,545
Sohgo Security Services Co., Ltd.	15,000	698,922
Sojitz Corp.	336,800	741,104
Solasto Corp.	11,200	136,720
Sony Corp.	242,105	20,183,442
Sosei Group Corp. (a)	14,112	169,182
SOSiLA Logistics REIT, Inc.	208	268,939
Sotetsu Holdings, Inc.	19,700	486,166
Square Enix Holdings Co. Ltd. (b)	17,400	1,010,989
Stanley Electric Co. Ltd.	28,639	815,633
Star Asia Investment Corp.	172	72,963
Star Micronics Co. Ltd.	5,500	73,853
Starts Corp., Inc.	7,100	165,146
Subaru Corp.	121,625	2,232,182
Sugi Holdings Co. Ltd.	9,200	607,523
Sumco Corp.	48,300	736,665
Sumitomo Bakelite Co. Ltd.	7,500	212,272
Sumitomo Chemical Co. Ltd.	289,800	947,989
Sumitomo Corp.	231,200	2,529,461
Sumitomo Electric Industries Ltd.	151,200	1,669,260
Sumitomo Forestry Co. Ltd.	27,123	427,257
Sumitomo Heavy Industries Ltd.	28,147	603,283
Sumitomo Metal Mining Co. Ltd.	47,100	1,464,045
Sumitomo Mitsui Construction Co. Ltd.	58,860	227,166
Sumitomo Mitsui Financial Group, Inc.	242,733	6,719,312
Sumitomo Mitsui Trust Holdings, Inc.	66,700	1,793,392
Sumitomo Osaka Cement Co. Ltd.	6,403	194,738
Sumitomo Realty & Development Co. Ltd.	58,687	1,570,426
Sumitomo Rubber Industries Ltd.	47,500	417,821
Sumitomo Seika Chemicals Co. Ltd.	1,800	57,300
Sundrug Co. Ltd.	15,741	584,492
Suntory Beverage & Food Ltd.	26,200	903,578
Sushiro Global Holdings Ltd.	18,800	510,353
Suzuken Co. Ltd.	13,900	501,799
Suzuki Motor Corp.	71,240	3,059,594
Sysmex Corp.	32,700	3,071,470
SystemPro Co. Ltd.	12,400	225,004
T Hasegawa Co. Ltd. (b)	6,900	134,467
T&D Holdings, Inc.	110,000	1,099,349
Tadano Ltd. (b)	16,600	127,050
Taiheiyo Cement Corp.	26,491	621,799
Taikisha Ltd.	8,100	210,946
Taisei Corp.	36,400	1,132,693
Taisho Pharmaceutical Holdings Co. Ltd.	6,500	391,094
Taiyo Holdings Co. Ltd.	3,000	157,058
Taiyo Nippon Sanso Corp.	28,700	420,789
Taiyo Yuden Co. Ltd. (b)	21,700	802,616
Takara Bio, Inc.	13,200	359,454
Takara Holdings, Inc.	25,769	259,759
Takasago International Corp.	3,300	64,602
Takasago Thermal Engineering Co. Ltd.	13,200	174,998
Takashimaya Co. Ltd.	24,900	186,128
Takeda Pharmaceutical Co. Ltd.	303,270	9,371,835
Takeuchi Manufacturing Co. Ltd.	12,600	274,591
Takuma Co. Ltd.	11,600	177,624
Tbs Holdings, Inc.	14,400	222,372
TDK Corp.	24,681	2,902,503
Techmatrix Corp.	6,100	129,972
TechnoPro Holdings, Inc.	7,100	441,602
TECMO KOEI HOLDINGS CO., LTD.	8,560	418,212
Teijin Ltd.	41,200	631,100
Terumo Corp.	122,600	4,512,170
The Awa Bank Ltd.	5,200	125,091
The Bank of Iwate Ltd.	2,600	58,367
The Bank of Okinawa Ltd.	9,400	263,827
The Chugoku Bank Ltd. (b)	38,300	331,800
The Hachijuni Bank Ltd.	60,500	223,431
The Hokkoku Bank Ltd.	4,400	125,210
The Hyakugo Bank Ltd.	32,700	100,138
The Keiyo Bank Ltd.	18,800	84,659
The Kiyo Bank Ltd.	19,800	295,865
The Miyazaki Bank Ltd.	2,500	53,936
The Nanto Bank Ltd.	4,300	76,301
The Oita Bank Ltd.	2,400	55,426
The Okinawa Electric Power Co., Inc.	19,201	280,175
The Pack Corp.	1,700	47,769
The San-In Godo Bank Ltd.	38,600	194,269
The Shikoku Bank Ltd.	6,400	43,758
The Sumitomo Warehouse Co. Ltd.	21,600	252,654
The Suruga Bank Ltd.	27,500	89,808
The Toho Bank Ltd.	27,800	60,516
The Yamagata Bank Ltd.	4,200	51,859
THK Co. Ltd.	23,100	613,188
TKC Corp.	4,000	247,882
TKP Corp. (a)	2,400	66,862
Toagosei Co. Ltd.	22,800	241,397
Tobu Railway Co. Ltd.	34,900	990,335
Tocalo Co. Ltd.	9,000	89,715
Toda Corp.	49,100	280,472
Toei Co. Ltd.	1,000	147,558
Toho Co. Ltd.	24,900	986,061
Toho Gas Co. Ltd.	14,100	727,867
Toho Holdings Co. Ltd.	11,800	218,224
Tohoku Electric Power Co., Inc.	75,500	666,143
Tokai Carbon Co. Ltd.	36,800	417,723
TOKAI Holdings Corp.	29,600	293,204
Tokai Rika Co. Ltd.	19,100	299,313
Tokai Tokyo Financial Holdings	48,200	124,101
Tokio Marine Holdings, Inc.	120,893	5,403,279
Tokushu Tokai Paper Co. Ltd.	1,800	75,175
Tokuyama Corp.	10,935	243,705
Tokyo Century Corp.	8,000	392,227
Tokyo Dome Corp.	12,800	102,381
Tokyo Electric Power Co., Inc. (a)	292,728	755,348
Tokyo Electron Ltd.	28,723	7,709,565
Tokyo Gas Co. Ltd.	72,735	1,648,142
Tokyo Ohka Kogyo Co. Ltd.	7,700	455,915
Tokyo Seimitsu Co. Ltd.	6,600	222,694
Tokyo Steel Manufacturing Co. Ltd.	20,300	129,184
Tokyo Tatemono Co. Ltd.	34,000	391,041
Tokyotokeiba Co. Ltd.	2,500	124,451
Tokyu Construction Co. Ltd.	27,300	120,138
Tokyu Corp.	93,100	1,104,599
Tokyu Fudosan Holdings Corp.	115,200	503,403
Tokyu REIT, Inc.	145	197,159
TOMONY Holdings, Inc.	22,400	67,520
Tomy Co. Ltd.	14,700	128,610
Topcon Corp.	17,160	171,077
Toppan Forms Co. Ltd.	19,300	185,178
Toppan Printing Co. Ltd.	52,200	663,796
Toray Industries, Inc.	265,900	1,203,172
TORIDOLL Holdings Corp.	7,600	96,318
Toshiba Corp.	76,852	1,944,037
Toshiba Tec Corp.	4,700	188,177
Tosho Co. Ltd.	3,800	44,117
Tosoh Corp.	56,200	910,981
Totetsu Kogyo Co. Ltd.	12,900	335,226
Toto Ltd.	31,000	1,415,320
Towa Pharmaceutical Co. Ltd.	6,200	114,828
Toyo Ink South Carolina Holdings Co. Ltd.	8,549	158,843
Toyo Seikan Group Holdings Ltd.	27,700	258,785
Toyo Suisan Kaisha Ltd.	16,136	803,021
Toyo Tire Corp.	20,700	307,078
Toyobo Co. Ltd.	16,800	223,985
Toyoda Gosei Co. Ltd.	11,400	289,730
Toyota Boshoku Corp.	22,200	322,474
Toyota Industries Corp.	27,700	1,790,068
Toyota Motor Corp.	401,692	26,369,837
Toyota Tsusho Corp.	40,849	1,139,904
Trancom Co. Ltd.	1,500	107,781
Trans Cosmos, Inc.	5,200	141,856
Trend Micro, Inc.	26,500	1,484,401
Tri Chemical Laboratories, Inc.	1,000	120,088
Trusco Nakayama Corp.	7,400	190,837
TS tech Co. Ltd.	6,600	182,680
Tsubakimoto Chain Co.	5,900	131,008
Tsugami Corp.	5,300	73,933
Tsukui Holdings Corp.	17,100	85,449
Tsumura & Co.	10,484	307,719
Tsuruha Holdings, Inc.	7,700	1,078,193
Uacj Corp.	7,300	115,640
Ube Industries Ltd.	21,100	362,243
Ulvac, Inc.	9,359	342,815
Unicharm Corp.	78,000	3,609,130
Unipres Corp.	12,900	99,926
United Arrows Ltd.	6,500	88,266
United Super Markets Holdings, Inc.	9,200	98,967
United Technology Holdings Co. Ltd. (a)	5,000	155,794
United Urban Investment Corp.	566	604,301
Universal Entertainment Corp.	4,800	81,857
Ushio, Inc.	19,000	212,242
USS Co. Ltd.	42,600	779,179
Uzabase, Inc. (a)	4,300	145,944
V Technology Co. Ltd. (b)	2,200	94,250
Valor Holdings Co. Ltd.	5,900	145,346
Vector, Inc. (a)	7,400	63,080
Wacoal Holdings Corp.	13,500	244,712
Wacom Co. Ltd.	33,400	219,572
Welcia Holdings Co. Ltd.	17,400	681,929
West Japan Railway Co.	30,356	1,302,188
World Co. Ltd.	6,100	77,449
YA-MAN Ltd.	6,100	86,807
Yakult Honsha Co. Ltd.	24,200	1,171,112
Yamada Holdings Co. Ltd.	137,110	668,520
Yamaguchi Financial Group, Inc.	40,600	264,102
Yamaha Corp.	24,700	1,170,908
Yamaha Motor Co. Ltd.	52,207	746,457
Yamato Holdings Co. Ltd.	62,100	1,643,816
Yamato Kogyo Co. Ltd.	7,700	184,917
Yamazaki Baking Co. Ltd.	22,300	366,296
Yamazen Co. Ltd.	29,400	288,128
Yaoko Co. Ltd.	5,300	375,145
Yaskawa Electric Corp.	47,700	1,854,759
Yokogawa Bridge Holdings Corp.	7,400	130,984
Yokogawa Electric Corp.	43,812	644,096
Yokohama Rubber Co. Ltd.	22,100	317,453
Yondoshi Holdings, Inc.	2,500	42,577
Yoshinoya Holdings Co. Ltd. (b)	19,500	358,440
Yume No Machi Souzou Iinkai Co. Ltd.	4,700	139,361
Z Holdings Corp.	520,565	3,629,931
Zenkoku Hosho Co. Ltd.	10,400	410,155
Zenrin Co. Ltd.	6,950	76,358
Zensho Holdings Co. Ltd.	15,900	371,569
Zeon Corp.	26,400	321,194
ZERIA Pharmaceutical Co. Ltd.	4,700	83,431
Zojirushi Thermos	7,100	126,844
Zozo, Inc.	20,900	530,189

TOTAL JAPAN		805,091,821

Korea (South) - 3.5%
ABL Bio, Inc. (a)	4,771	105,645
AhnLab, Inc.	1,266	70,402
Alteogen, Inc.	3,708	521,781
Amicogen, Inc. (a)	2,293	62,349
AMOREPACIFIC Corp.	6,309	884,379
AMOREPACIFIC Group, Inc.	5,894	227,490
Ananti, Inc. (a)	8,898	65,658
Anterogen Co. Ltd. (a)	903	35,043
Asiana Airlines, Inc. (a)	15,272	48,610
BEP International Holdings Ltd. (a)	4,695	101,399
BGF Retail Co. Ltd.	1,675	173,799
BS Financial Group, Inc.	69,613	339,316
Bukwang Pharmaceutical Co. Ltd.	7,831	160,996
Cafe24 Corp. (a)	1,806	89,329
Cellivery Therapeutics, Inc. (a)	1,035	189,571
Celltrion Healthcare Co. Ltd.	12,387	927,203
Celltrion Pharm, Inc.	3,047	294,095
Celltrion, Inc. (a)	18,464	3,933,854
CHA Biotech Co. Ltd. (a)	13,621	204,379
Cheil Industries, Inc.	15,827	1,546,945
Cheil Worldwide, Inc.	15,438	285,076
Chong Kun Dang Pharmaceutical Corp.	1,186	159,988
Chunbo Co. Ltd.	640	84,513
CJ CheilJedang Corp.	1,477	471,333
CJ Corp.	3,013	202,134
CJ O Shopping Co. Ltd.	2,115	246,572
Com2uS Corp.	3,045	299,649
Cosmax, Inc.	2,277	211,618
Coway Co. Ltd.	9,305	568,519
CrystalGenomics, Inc. (a)	5,867	76,392
CS Wind Corp.	959	84,555
Daelim Industrial Co.	5,548	382,608
Daesang Corp.	3,925	83,290
Daewoo Engineering & Construction Co. Ltd. (a)	112,761	299,383
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	7,287	138,120
Daewoong Co. Ltd.	4,251	88,476
Daewoong Pharmaceutical Co. Ltd.	801	64,664
Daou Technology, Inc.	10,263	170,050
Db Insurance Co. Ltd.	8,646	337,284
DGB Financial Group Co. Ltd.	26,674	146,159
Dong Suh Companies, Inc.	5,845	148,802
Dong-A St. Co. Ltd.	2,127	157,383
Dongbu HiTek Co. Ltd.	11,030	312,481
Dongjin Semichem Co. Ltd.	6,614	160,151
DongKook Pharmaceutical Co. Ltd.	4,515	96,385
Dongwon Industries Co.	313	55,745
Doosan Bobcat, Inc.	10,159	259,037
Doosan Fuel Cell Co. Ltd. (a)	4,080	150,884
Doosan Fuel Cell Co. Ltd. rights 12/8/20 (a)	532	3,696
Doosan Heavy Industries & Construction Co. Ltd. (a)	35,665	433,045
Doosan Heavy Industries & Construction Co. Ltd. rights 12/4/20 (a)	8,874	32,072
Doosan Infracore Co. Ltd. (a)	24,907	183,880
Doosan Solus Co. Ltd. (a)	1,743	49,003
DOUBLEUGAMES Co. Ltd.	1,577	85,904
DuzonBizon Co. Ltd.	3,765	331,217
E-Mart Co. Ltd.	4,898	615,295
Ecopro BM Co. Ltd.	2,882	319,460
Ecopro Co. Ltd.	3,609	136,718
Enzychem Lifesciences Corp. (a)	2,045	168,495
EO Technics Co. Ltd.	2,231	173,700
Eone Diagnomics Genome Center Co. Ltd. (a)	3,507	40,372
F&F Co. Ltd.	1,337	107,718
Feelux Co. Ltd. (a)	16,458	43,404
Fila Holdings Corp.	9,414	320,518
Foosung Co. Ltd.	10,749	85,130
G-treeBNT Co. Ltd. (a)	3,556	86,667
GemVax & Kael Co. Ltd. (a)	6,153	116,928
GeneOne Life Science, Inc. (a)	7,128	175,965
Genexine Co. Ltd. (a)	2,634	262,902
Grand Korea Leisure Co. Ltd.	3,538	37,549
Green Cross Corp.	978	259,280
Green Cross Holdings Corp.	11,711	232,491
GS Engineering & Construction Corp.	11,866	280,931
GS Holdings Corp.	9,594	279,801
GS Retail Co. Ltd.	6,178	175,052
Hana Financial Group, Inc.	58,682	1,581,669
HanAll BioPharma Co. Ltd. (a)	6,065	148,923
Handsome Co. Ltd.	2,824	69,668
Hankook Tire Co. Ltd.	13,404	374,679
Hanmi Pharm Co. Ltd.	1,176	272,998
Hanon Systems	45,538	450,571
Hansol Chemical Co. Ltd.	1,913	238,136
Hanssem Co. Ltd.	2,097	174,937
Hanwha Aerospace Co. Ltd. (a)	7,505	167,265
Hanwha Corp.	11,895	253,118
Hanwha Life Insurance Co. Ltd.	56,188	76,436
Hanwha Solutions Corp.	18,943	734,730
HDC Hyundai Development Co.	7,497	131,168
Hite Jinro Co. Ltd.	9,979	295,673
HLB Life Science Co. Ltd. (a)	9,430	219,538
HLB, Inc.	8,124	664,588
Hotel Shilla Co.	7,093	466,542
HUGEL, Inc.	1,329	246,977
Hyosung Chemical Co. Ltd.	514	57,439
Hyosung Corp.	1,924	125,904
Hyundai Department Store Co. Ltd.	2,612	136,883
Hyundai Elevator Co. Ltd.	5,129	168,732
Hyundai Engineering & Construction Co. Ltd.	15,252	414,874
Hyundai Fire & Marine Insurance Co. Ltd.	17,842	366,679
Hyundai Glovis Co. Ltd.	3,768	558,755
Hyundai Greenfood Co. Ltd.	9,371	60,144
Hyundai Heavy Industries Co. Ltd. (a)	7,284	506,799
Hyundai Home Shopping Network Corp.	1,178	73,496
Hyundai Merchant Marine Co. Ltd. (a)	45,644	362,924
Hyundai Mipo Dockyard Co. Ltd.	4,486	111,390
Hyundai Mobis	13,215	2,641,996
Hyundai Motor Co.	25,512	3,726,153
Hyundai Robotics Co. Ltd.	1,874	355,843
Hyundai Rotem Co. Ltd. (a)	12,871	169,703
Hyundai Steel Co.	20,718	531,462
Hyundai Wia Corp.	2,908	107,752
Iljin Materials Co. Ltd.	4,111	155,911
Illinois-Yang Pharmaceutical Co. Ltd.	2,931	184,966
Industrial Bank of Korea	78,308	567,317
INNOCEAN Worldwide, Inc.	2,226	115,840
JB Financial Group Co. Ltd.	18,068	81,450
JW Pharmaceutical Corp.	2,350	64,076
JYP Entertainment Corp.	4,045	110,081
Kakao Corp.	11,120	3,235,378
Kangwon Land, Inc.	18,053	336,119
KB Financial Group, Inc.	79,103	2,823,291
KCC Corp.	1,164	157,618
KEPCO Plant Service & Engineering Co. Ltd.	3,249	78,773
Kia Motors Corp.	51,909	2,322,968
Kiwoom Securities Co. Ltd.	2,147	195,967
KMW Co. Ltd. (a)	4,887	270,293
Koh Young Technology, Inc.	2,026	142,267
Kolmar BNH Co. Ltd.	1,159	53,208
Kolmar Korea Co. Ltd.	3,686	143,903
Kolon Industries, Inc.	3,846	120,767
Komipharm International Co. Ltd. (a)	9,646	105,901
Korea Aerospace Industries Ltd.	21,753	420,299
Korea Electric Power Corp. (a)	47,803	841,366
Korea Express Co. Ltd. (a)	2,651	373,330
Korea Gas Corp.	6,388	154,169
Korea Investment Holdings Co. Ltd.	9,126	556,211
Korea Petro Chemical Industries Co. Ltd.	783	134,311
Korea United Pharm, Inc.	1,664	70,359
Korea Zinc Co. Ltd.	1,577	532,183
Korean Air Lines Co. Ltd. (a)	20,856	369,514
Korean Reinsurance Co.	16,204	106,057
KT&G Corp.	24,112	1,717,919
Kuk-il Paper Manufacturing Co. Ltd. (a)	15,737	66,704
Kumho Petro Chemical Co. Ltd.	3,301	389,612
Kwang Dong Pharmaceutical Co. Ltd.	15,693	125,747
L&C Bio Co. Ltd.	2,259	86,012
L&F Co. Ltd.	3,115	108,595
Leeno Industrial, Inc.	3,256	349,458
LegoChem Biosciences, Inc.	2,970	138,736
LG Chemical Ltd.	9,026	4,910,911
LG Corp.	17,918	1,070,559
LG Display Co. Ltd. (a)	54,549	679,633
LG Electronics, Inc.	20,361	1,510,305
LG Hausys Ltd.	1,468	85,701
LG Home Shopping, Inc.	549	67,219
LG Household & Health Care Ltd.	1,862	2,463,372
LG Innotek Co. Ltd.	2,642	357,381
LG International Corp.	5,659	77,418
LG Telecom Ltd.	58,948	575,810
Lotte Chemical Corp.	3,760	775,916
Lotte Confectionery Co. Ltd.	5,061	127,293
Lotte Fine Chemical Co. Ltd.	5,176	221,834
LOTTE Hi-Mart Co. Ltd.	2,489	67,474
Lotte Shopping Co. Ltd.	2,215	163,663
LS Cable Ltd.	3,397	155,273
LS Industrial Systems Ltd.	2,768	121,276
Mando Corp.	8,247	261,552
Medipost Co. Ltd. (a)	2,387	62,966
MedPacto, Inc.	2,859	270,885
Medy-Tox, Inc.	1,146	187,012
Meritz Financial Holdings Co.	10,185	84,630
Meritz Fire & Marine Insurance Co. Ltd.	9,111	111,539
Meritz Securities Co. Ltd.	66,773	194,498
Mezzion Pharma Co. Ltd. (a)	1,409	221,580
Mirae Asset Daewoo Co. Ltd.	60,310	448,348
Mirae Asset Life Insurance Co. Ltd.	13,978	46,702
Naturecell Co. Ltd. (a)	8,680	70,288
NAVER Corp.	24,117	6,157,302
NCSOFT Corp.	3,284	2,251,434
Netmarble Corp. (a)(c)	4,346	450,517
NHN Entertainment Corp. (a)	4,275	262,506
NHN KCP Corp.	4,419	261,943
NICE Information Service Co. Ltd.	13,399	230,199
Nong Shim Co. Ltd.	835	212,056
Oci Co. Ltd. (a)	4,692	257,767
Orion Corp./Republic of Korea	4,949	473,167
Oscotec, Inc. (a)	5,662	206,721
Osstem Implant Co. Ltd. (a)	3,309	113,551
Ottogi Corp.	370	173,076
Paradise Co. Ltd.	6,906	77,772
Pearl Abyss Corp. (a)	1,402	248,791
Pharmicell Co. Ltd. (a)	11,406	177,731
POSCO	14,673	2,702,754
POSCO Chemtech Co. Ltd.	5,964	391,200
Posco International Corp.	27,957	329,469
RFHIC Corp.	4,223	129,578
S&T Motiv Co. Ltd.	1,844	82,237
S-Oil Corp.	8,150	392,724
S.M. Entertainment Co. Ltd. (a)	2,662	68,157
S1 Corp.	3,136	224,889
Sam Chun Dang Pharm Co. Ltd.	4,978	234,480
Samsung Biologics Co. Ltd. (a)(c)	3,228	1,946,391
Samsung Card Co. Ltd.	10,496	271,800
Samsung Electro-Mechanics Co. Ltd.	10,768	1,277,056
Samsung Electronics Co. Ltd.	876,192	43,945,713
Samsung Engineering Co. Ltd. (a)	31,593	329,624
Samsung Fire & Marine Insurance Co. Ltd.	5,921	934,151
Samsung Heavy Industries Co. Ltd. (a)	88,912	398,780
Samsung Life Insurance Co. Ltd.	14,723	822,270
Samsung SDI Co. Ltd.	10,814	4,250,681
Samsung SDS Co. Ltd.	6,636	988,075
Samsung Securities Co. Ltd.	13,136	373,362
Seegene, Inc.	3,395	775,786
Seojin System Co. Ltd.	2,372	73,805
Seoul Semiconductor Co. Ltd.	12,512	193,178
SFA Engineering Corp.	2,913	93,803
Shin Poong Pharmaceutical Co. (a)	5,664	628,893
Shinhan Financial Group Co. Ltd.	89,593	2,425,529
Shinsegae Co. Ltd.	1,766	325,021
Shinsegae International Co. Ltd.	643	80,716
SillaJen, Inc. (a)(d)	9,987	106,264
SK C&C Co. Ltd.	6,936	1,127,038
SK Chemicals Co. Ltd.	1,745	97,229
SK Chemicals Co. Ltd./New	1,394	426,805
SK Energy Co. Ltd.	10,998	1,226,588
SK Hynix, Inc.	105,817	7,490,492
SK Materials Co., Ltd.	1,092	214,604
SK Networks Co. Ltd.	40,170	160,775
SK Telecom Co. Ltd.	7,335	1,387,876
SKC Co. Ltd.	3,996	260,199
Soulbrain Co. Ltd. (a)	709	136,354
Soulbrain Holdings Co. Ltd.	860	32,711
ST Pharm Co. Ltd. (a)	1,311	69,692
STX Pan Ocean Co. Ltd. (Korea) (a)	50,905	161,723
Taekwang Industrial Co. Ltd.	90	56,532
Telcon Rf Pharmaceutical, Inc. (a)	13,410	71,404
Texcell-NetCom Co. Ltd.	10,439	53,791
Toptec Co. Ltd.	3,920	52,352
Vieworks Co. Ltd.	1,566	39,786
ViroMed Co. Ltd.	4,206	68,772
Webzen, Inc. (a)	2,751	77,819
WONIK IPS Co. Ltd. (a)	5,958	169,602
Woori Financial Group, Inc.	98,458	775,681
Woori Investment & Securities Co. Ltd.	22,089	186,733
Youngone Corp.	4,564	114,546
Yuhan Corp.	8,011	420,655
YUNGJIN Pharmaceutical Co. Ltd. (a)	17,653	110,921
Zinus, Inc.	3,136	244,115

TOTAL KOREA (SOUTH)		162,588,659

Liechtenstein - 0.0%
Liechtensteinische Landesbank AG	3,376	190,348
Verwaltungs-und Privat-Bank AG	819	92,712

TOTAL LIECHTENSTEIN		283,060

Luxembourg - 0.3%
Adecoagro SA (a)	20,023	96,911
ADO Properties SA (c)	15,255	383,406
Aperam	10,397	279,473
ArcelorMittal SA (Netherlands) (a)	143,719	1,950,339
Aroundtown SA	218,260	1,046,527
B&M European Value Retail SA	156,601	983,546
Eurofins Scientific SA (a)	2,576	2,051,495
Globant SA (a)	7,017	1,267,340
Grand City Properties SA	20,723	470,392
Millicom International Cellular SA (depository receipt)	19,522	576,990
PLAY Communications SA (c)	22,065	216,157
Reinet Investments SCA	30,580	485,273
SES SA (France) (depositary receipt)	71,127	567,772
Solutions 30 SE (a)(b)	14,371	255,912
Stabilus SA	5,998	339,638
Subsea 7 SA (a)	43,943	289,435
Tenaris SA	93,714	447,206

TOTAL LUXEMBOURG		11,707,812

Malaysia - 0.5%
AirAsia Group BHD (a)	283,400	37,538
Alliance Bank Malaysia Bhd	160,900	84,517
AMMB Holdings Bhd	323,800	222,294
Axiata Group Bhd	656,358	463,002
Axis (REIT)	840,000	424,501
British American Tobacco (Malaysia) Bhd	39,200	95,522
Bumiputra-Commerce Holdings Bhd	1,395,445	990,746
Bursa Malaysia Bhd	123,300	239,134
Cahya Mata Sarawak Bhd	135,800	35,363
Carlsberg Brewery BHD	28,500	126,808
Dialog Group Bhd	716,500	638,367
DiGi.com Bhd	562,300	510,322
DRB-Hicom Bhd	341,600	156,378
Felda Global Ventures Holdings Bhd (c)	292,800	74,786
Fraser & Neave Holdings BHD	25,800	196,292
Frontken Corp. BHD	74,700	63,234
Gamuda Bhd	371,000	297,452
Genting Bhd	576,300	410,970
Genting Malaysia Bhd	510,500	245,880
Hap Seng Consolidated Bhd	132,800	234,284
Hartalega Holdings Bhd	337,000	1,462,380
Hong Leong Bank Bhd	106,300	379,061
Hong Leong Credit Bhd	41,300	140,414
IGB (REIT)	392,600	157,837
IHH Healthcare Bhd	383,600	459,291
IJM Corp. Bhd	539,300	173,957
Inari Amertron Bhd	536,950	328,749
IOI Corp. Bhd	417,900	432,902
Kossan Rubber Industries Bhd	247,800	447,900
KPJ Healthcare Bhd	311,300	63,760
Kuala Lumpur Kepong Bhd	134,227	684,932
Malayan Banking Bhd	828,084	1,394,689
Malaysia Airports Holdings Bhd	206,800	208,265
Maxis Bhd	541,800	626,029
MISC Bhd	216,200	343,080
My E.G.Services Bhd	458,550	151,776
Nestle (Malaysia) BHD	16,300	546,740
Petronas Chemicals Group Bhd	452,700	638,094
Petronas Dagangan Bhd	53,400	221,492
Petronas Gas Bhd	176,200	668,665
PPB Group Bhd	137,840	624,217
Press Metal Bhd	327,600	433,428
Public Bank Bhd	563,300	2,044,519
QL Resources Bhd	187,875	284,862
RHB Capital Bhd	285,400	290,575
Serba Dinamik Holdings BHD	255,780	94,323
Sime Darby Bhd	617,289	358,180
Sime Darby Plantation Bhd	481,489	560,960
Sime Darby Property Bhd	477,889	62,106
SP Setia Bhd	306,561	50,987
Sunway (REIT)	92,800	31,942
Supermax Corp. Bhd	298,400	681,356
Telekom Malaysia Bhd	226,700	228,599
Tenaga Nasional Bhd	420,000	964,413
TIME dotCom Bhd	75,600	234,338
Top Glove Corp. Bhd	917,000	1,892,016
V.S. Industry Bhd	280,700	158,340
Westports Holdings Bhd	146,600	137,562
Yinson Holdings Bhd	93,900	103,524
YTL Corp. Bhd	567,955	99,206

TOTAL MALAYSIA		24,412,856

Malta - 0.0%
Brait SA (a)	345,061	75,033
Kambi Group PLC (a)	7,149	232,183
Kindred Group PLC (depositary receipt)	39,661	302,191

TOTAL MALTA		609,407

Marshall Islands - 0.0%
Atlas Corp.	19,626	169,372
Mauritius - 0.0%
Golden Agri-Resources Ltd.	1,233,100	127,477
Mexico - 0.5%
Alfa SA de CV Series A	514,200	343,503
Alsea S.A.B. de CV (a)	93,711	80,627
America Movil S.A.B. de CV Series L	6,458,196	3,930,665
Banco del Bajio SA (a)(c)	132,300	109,400
Bolsa Mexicana de Valores S.A.B. de CV	135,100	274,639
CEMEX S.A.B. de CV unit	3,019,632	1,247,058
Coca-Cola FEMSA S.A.B. de CV unit	106,100	401,761
Compartamos S.A.B. de CV (a)	169,100	39,781
Concentradora Fibra Danhos SA de CV	52,445	47,472
Controladora Comercial Mexicana S.A.B de C.V.	90,600	164,956
Controladora Vuela Compania de Aviacion S.A.B. de CV (a)	96,200	75,331
Corporacion Inmobiliaria Vesta S.A.B. de CV	137,300	220,597
Embotelladoras Arca S.A.B. de CV	93,800	408,384
Fibra Uno Administracion SA de CV	637,835	483,229
Fomento Economico Mexicano S.A.B. de CV unit	377,091	2,021,143
Genomma Lab Internacional SA de CV (a)	162,000	143,659
Gruma S.A.B. de CV Series B	57,815	614,933
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	70,996	590,855
Grupo Aeroportuario del Sureste S.A.B. de CV Series B (a)	36,040	416,308
Grupo Aeroportuario Norte S.A.B. de CV (a)	64,200	289,712
Grupo Bimbo S.A.B. de CV Series A	289,477	559,398
Grupo Carso SA de CV Series A1	95,627	177,085
Grupo Cementos de Chihuahua S.A.B. de CV	30,100	151,568
Grupo Comercial Chedraui S.A.B. de CV	64,100	81,049
Grupo Financiero Banorte S.A.B. de CV Series O (a)	511,819	2,280,220
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	414,600	307,068
Grupo Herdez S.A.B. de CV	25,000	44,304
Grupo Mexico SA de CV Series B	622,317	1,767,654
Grupo Televisa SA de CV (a)	454,770	575,229
Industrias Penoles SA de CV	26,380	420,060
Infraestructura Energetica Nova S.A.B. de CV	99,333	332,398
JB y Co. SA de CV	89,200	187,261
Kimberly-Clark de Mexico SA de CV Series A	289,767	430,726
Macquarie Mexican (REIT) (c)	127,050	145,968
Megacable Holdings S.A.B. de CV unit	53,600	170,037
Mexichem S.A.B. de CV	197,128	348,597
Prologis Property Mexico SA	123,500	247,448
Promotora y Operadora de Infraestructura S.A.B. de CV	53,860	352,846
Qualitas Controladora S.A.B. de CV	60,000	239,615
Regional S.A.B. de CV (a)	40,600	109,714
Telesites S.A.B. de C.V. (a)	296,363	273,568
Terrafina	127,871	175,546
Wal-Mart de Mexico SA de CV Series V	983,730	2,376,832

TOTAL MEXICO		23,658,204

Multi-National - 0.0%
HK Electric Investments & HK Electric Investments Ltd. unit	450,500	458,490
HKT Trust/HKT Ltd. unit	706,000	912,495

TOTAL MULTI-NATIONAL		1,370,985

Netherlands - 3.3%
Aalberts Industries NV	20,760	697,297
ABN AMRO Group NV GDR (a)(c)	80,324	659,149
Accell Group NV	4,059	109,437
Adyen BV (a)(c)	3,495	5,874,200
AEGON NV	338,814	911,416
AerCap Holdings NV (a)	24,516	608,732
Airbus Group NV	113,184	8,281,231
Akzo Nobel NV	37,778	3,638,647
Alfen Beheer BV (a)(c)	2,177	139,196
Altice Europe NV Class A (a)	115,524	568,991
AMG Advanced Metallurgical Group NV	9,841	177,135
Arcadis NV	13,447	313,221
Argenx SE (a)	8,699	2,170,764
ASM International NV (Netherlands)	9,465	1,353,675
ASML Holding NV (Netherlands)	81,209	29,381,669
ASR Nederland NV	25,481	774,555
Basic-Fit NV (a)(c)	6,889	166,884
BE Semiconductor Industries NV	15,764	636,893
Brunel International NV	7,332	52,004
CNH Industrial NV	192,724	1,494,877
COSMO Pharmaceuticals NV (a)	1,420	114,752
CSM NV (exchangeable)	10,908	496,726
Eurocommercial Properties NV (Certificaten Van Aandelen) unit	17,720	193,168
Euronext NV (c)	10,439	1,088,729
EXOR NV	20,157	1,047,023
Ferrari NV	23,776	4,240,834
Fiat Chrysler Automobiles NV (Italy)	210,018	2,578,546
Flow Traders BV (c)	6,620	216,805
Fugro NV (Certificaten Van Aandelen) (a)(b)	14,937	56,608
Heineken Holding NV	21,768	1,682,112
Heineken NV (Bearer)	48,710	4,322,834
IMCD NV	10,588	1,226,473
ING Groep NV (Certificaten Van Aandelen)	752,000	5,150,991
Intertrust NV (c)	21,727	336,548
Koninklijke Ahold Delhaize NV	208,779	5,736,014
Koninklijke BAM Groep NV (a)	66,389	82,423
Koninklijke Boskalis Westminster NV	14,943	301,426
Koninklijke DSM NV	33,060	5,292,283
Koninklijke KPN NV	720,596	1,946,172
Koninklijke Philips Electronics NV	174,967	8,103,907
NN Group NV	55,303	1,928,395
NSI NV	3,596	113,916
OCI NV (a)(b)	21,170	253,707
Pharming Group NV (a)(b)	111,882	116,335
Philips Lighting NV (a)(c)	24,183	861,559
PostNL NV (a)	85,555	283,680
Prosus NV	93,263	9,311,004
QIAGEN NV (Germany) (a)	44,271	2,102,110
Randstad NV	24,919	1,245,330
RHI Magnesita NV	8,312	275,666
SBM Offshore NV	35,212	567,574
Steinhoff International Holdings NV (South Africa) (a)	590,227	31,328
STMicroelectronics NV (France)	124,552	3,799,362
Takeaway.com Holding BV (a)(c)	24,649	2,742,136
TKH Group NV (depositary receipt)	8,288	266,798
TomTom Group BV (a)	18,979	127,539
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit	26,355	1,071,233
Unilever NV	277,851	15,710,739
Vopak NV	12,681	659,137
Wereldhave NV (b)	6,566	61,024
Wolters Kluwer NV	52,957	4,291,442
X5 Retail Group NV GDR	23,330	821,386
Yandex NV Class A (a)	59,488	3,388,200

TOTAL NETHERLANDS		152,253,947

New Zealand - 0.3%
Air New Zealand Ltd. (a)	99,109	92,947
Argosy Property Ltd.	105,636	96,928
Auckland International Airport Ltd.	243,343	1,125,675
Chorus Ltd.	81,197	451,518
Contact Energy Ltd.	148,606	724,498
Fisher & Paykel Healthcare Corp.	112,082	2,592,949
Fletcher Building Ltd. (a)	156,146	422,863
Genesis Energy Ltd.	96,574	197,930
Goodman Property Trust	262,634	430,787
Infratil Ltd.	142,599	510,646
Kiwi Property Group Ltd.	446,684	363,120
Mercury Nz Ltd.	155,346	549,204
Meridian Energy Ltd.	246,240	863,029
Metlifecare Ltd. (a)	31,129	123,495
Precinct Properties New Zealand Ltd.	176,340	206,283
Pushpay Holdings Ltd. (a)	43,316	260,556
Ryman Healthcare Group Ltd.	82,398	762,518
SKYCITY Entertainment Group Ltd.	155,118	287,020
Spark New Zealand Ltd.	357,281	1,060,291
Summerset Group Holdings Ltd.	57,553	395,478
Synlait Milk Ltd. (a)	14,947	52,623
The a2 Milk Co. Ltd. (a)	140,764	1,363,043
Z Energy Ltd.	92,087	172,088

TOTAL NEW ZEALAND		13,105,489

Norway - 0.5%
Adevinta ASA Class B (a)	48,554	750,181
Aker ASA (A Shares)	5,035	200,732
Austevoll Seafood ASA	17,512	119,142
Borregaard ASA	18,440	246,854
Crayon Group Holding A/S (a)(c)	5,554	61,552
Det Norske Oljeselskap ASA (DNO) (A Shares)	124,636	51,530
DNB ASA	179,011	2,413,278
Elkem ASA (c)	44,366	93,875
Entra ASA (c)	29,575	386,004
Equinor ASA	190,928	2,424,937
Europris ASA (c)	42,274	219,193
Fjordkraft Holding ASA (c)	29,083	238,534
Gjensidige Forsikring ASA	35,093	666,450
Grieg Seafood ASA	9,621	67,975
Hexagon Composites ASA (a)	25,759	117,535
Kongsberg Gruppen ASA	20,502	332,013
Leroy Seafood Group ASA	78,151	367,070
Merkantildata ASA	14,887	172,157
Mowi ASA	82,605	1,303,540
NEL ASA (a)	247,152	468,071
Nordic VLSI ASA (a)	27,488	289,085
Norsk Hydro ASA	259,112	725,497
Norwegian Finans Holding ASA	24,061	172,393
Orkla ASA	149,331	1,409,053
Protector Forsikring ASA (a)	21,927	103,931
Salmar ASA (a)	10,507	531,037
Scatec Solar AS (c)	18,092	397,974
Schibsted ASA (B Shares)	18,478	663,119
Skandiabanken ASA (c)	14,673	92,987
Sparebank 1 Sr Bank ASA (primary capital certificate) (a)	30,993	246,083
Sparebanken Midt-Norge	20,180	173,123
Sparebanken Nord-Norge	18,149	121,289
Storebrand ASA (A Shares)	97,017	509,137
Telenor ASA	138,151	2,130,153
TGS Nopec Geophysical Co. ASA	25,397	234,107
Tomra Systems ASA	22,651	912,764
Veidekke ASA	19,659	225,695
Wallenius Wilhelmsen ASA	24,825	47,327
Yara International ASA	33,265	1,158,586

TOTAL NORWAY		20,843,963

Pakistan - 0.0%
Engro Corp. Ltd.	95,017	180,378
Habib Bank Ltd.	134,247	109,032
Hub Power Co. Ltd. (a)	246,213	125,658
Oil & Gas Development Co. Ltd.	228,952	133,527
Pakistan Oilfields Ltd.	58,850	117,028
Pakistan State Oil Co. Ltd.	181,276	222,250
United Bank Ltd.	136,551	93,446

TOTAL PAKISTAN		981,319

Papua New Guinea - 0.0%
Oil Search Ltd. ADR	379,470	685,121
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR	41,477	508,923
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	339,360	311,343
Aboitiz Power Corp.	264,400	147,076
Alliance Global Group, Inc. (a)	780,700	127,528
Altus Property Ventures, Inc. (a)	38	10
Ayala Corp.	56,805	892,537
Ayala Land, Inc.	1,522,900	1,033,534
Bank of the Philippine Islands (BPI)	157,474	238,097
BDO Unibank, Inc.	363,363	663,321
Bloomberry Resorts Corp.	744,200	108,493
D&L Industries, Inc.	463,000	59,364
Globe Telecom, Inc.	6,205	258,987
GT Capital Holdings, Inc.	26,820	237,283
International Container Terminal Services, Inc.	181,450	428,989
JG Summit Holdings, Inc.	609,850	806,376
Jollibee Food Corp.	80,310	280,789
Manila Electric Co.	39,950	246,684
Manila Water Co., Inc.	257,300	74,115
Megaworld Corp. (a)	2,576,000	160,656
Metro Pacific Investments Corp.	3,149,600	259,785
Metropolitan Bank & Trust Co.	426,198	357,134
Philippine Long Distance Telephone Co.	15,000	407,866
PUREGOLD Price Club, Inc.	295,200	250,811
Robinsons Land Corp.	457,956	141,384
Security Bank Corp.	63,290	125,368
SM Investments Corp.	47,890	936,274
SM Prime Holdings, Inc.	1,893,500	1,314,350
Universal Robina Corp.	160,940	456,302
Vista Land & Lifescapes, Inc.	754,300	52,299

TOTAL PHILIPPINES		10,376,755

Poland - 0.2%
Alior Bank SA (a)	20,553	58,851
Allegro.eu SA (a)(c)	49,540	1,006,794
AmRest Holdings NV (a)	15,112	52,529
Asseco Poland SA	9,804	158,752
Bank Millennium SA (a)	127,020	69,308
Bank Polska Kasa Opieki SA (a)	34,809	371,691
Bank Zachodni WBK SA (a)	6,891	214,114
BRE Bank SA	3,018	88,056
Budimex SA	2,037	120,411
CD Projekt RED SA (a)	12,610	1,068,407
Ciech SA (a)	5,782	37,976
Cyfrowy Polsat SA	50,946	317,624
Dino Polska SA (a)(c)	10,146	557,202
ENEA SA (a)	46,683	53,303
Energa SA (a)	20,712	43,453
Eurocash SA (a)	19,858	58,291
Grupa Lotos SA	18,034	127,012
Jastrzebska Spolka Weglowa SA (a)	8,828	33,875
KGHM Polska Miedz SA (Bearer) (a)	30,394	907,152
Kruk SA (a)	2,990	85,049
LPP SA (a)	243	321,659
NG2 SA	7,466	73,083
Orange Polska SA (a)	132,365	203,299
Polish Oil & Gas Co. SA	370,184	389,953
Polska Grupa Energetyczna SA (a)	161,358	183,834
Polski Koncern Naftowy Orlen SA	55,898	537,997
Powszechna Kasa Oszczednosci Bank SA (a)	161,476	773,197
Powszechny Zaklad Ubezpieczen SA (a)	106,243	579,712
Tauron Polska Energia SA (a)	200,710	87,968
TEN Square Games SA	708	113,034
Zaklady Azotowe w Tarnowie-Moscicach SA (a)	7,004	36,271

TOTAL POLAND		8,729,857

Portugal - 0.1%
Banco Comercial Portugues SA (Reg.) (a)	1,379,759	121,163
Corticeira Amorim SGPS SA	7,280	83,600
Energias de Portugal SA	524,394	2,584,633
Galp Energia SGPS SA Class B	101,416	823,619
Jeronimo Martins SGPS SA	45,441	721,868
NOS SGPS	53,834	184,833
Portucel Industrial Empresa Produtora de Celulosa SA	21,540	47,439
REN - Redes Energeticas Nacionais SGPS SA	64,614	169,695
Semapa	19,258	144,666
Sonae SGPS SA	163,298	96,043

TOTAL PORTUGAL		4,977,559

Qatar - 0.2%
Barwa Real Estate Co.	411,342	376,546
Doha Bank (a)	336,482	224,568
Gulf International Services QSC (a)	222,842	93,947
Gulf Warehousing Co. (a)	71,222	97,317
Industries Qatar QSC (a)	348,755	863,506
Masraf al Rayan	790,730	932,762
Medicare Group (a)	28,830	68,096
Mesaieed Petrochemical Holding Co.	837,927	426,903
Ooredoo QSC	147,935	269,379
Qatar Aluminum Manufacturing Co. (a)	548,942	130,263
Qatar Electricity & Water Co.	119,816	549,554
Qatar Fuel Co.	95,523	451,248
Qatar Insurance Co. SAQ (a)	299,573	189,239
Qatar International Islamic Bank QSC	143,263	326,621
Qatar Islamic Bank	215,730	959,853
Qatar National Bank SAQ	865,833	4,209,076
Qatar National Cement Co. QSC (a)	61,766	65,549
Qatar Navigation QPSC (a)	120,548	198,651
The Commercial Bank of Qatar	386,290	450,902
United Development Co. (a)	335,140	136,504
Vodafone Qatar QSC	384,242	137,192

TOTAL QATAR		11,157,676

Russia - 0.6%
Aeroflot Russian International Airlines (a)	63,269	45,315
Alrosa Co. Ltd.	492,103	442,401
Credit Bank of Moscow (a)	1,200,400	82,576
Detsky Mir PJSC (c)	144,430	199,982
Gazprom OAO	2,250,341	4,384,511
Inter Rao Ues JSC	6,568,773	420,368
Lukoil PJSC	80,633	4,122,046
Magnit OJSC GDR (Reg. S)	67,607	932,301
Magnitogorsk Iron & Steel Works PJSC	499,400	236,739
MMC Norilsk Nickel PJSC	12,265	2,919,164
Mobile TeleSystems OJSC sponsored ADR	84,934	664,184
Moscow Exchange MICEX-RTS OAO	253,464	427,525
NOVATEK OAO GDR (Reg. S)	16,744	2,017,652
Novolipetsk Steel OJSC	246,851	577,947
PhosAgro OJSC GDR (Reg. S)	21,127	243,383
Polyus PJSC	6,341	1,241,960
Rosneft Oil Co. OJSC	214,436	947,695
Rostelecom PJSC	163,740	191,186
Sberbank of Russia	2,053,263	5,203,909
Severstal PAO	50,568	691,522
Sistema JSFC sponsored GDR	40,315	251,566
Surgutneftegas OJSC	1,682,086	697,660
Tatneft PAO	267,838	1,383,967
Unipro PJSC	2,233,000	72,659
VTB Bank OJSC	590,687,980	243,469

TOTAL RUSSIA		28,641,687

Saudi Arabia - 0.8%
Abdullah Al Othaim Markets Co.	9,940	347,210
Advanced Polypropylene Co.	20,740	319,647
Al Rajhi Bank	231,481	4,061,395
Aldrees Petroleum and Transport Services Co.	18,258	309,144
Alinma Bank	198,540	808,920
Almarai Co. Ltd.	49,044	674,791
Arab National Bank	114,384	578,889
Bank Al-Jazira	126,249	438,301
Bank Albilad	66,723	413,827
Banque Saudi Fransi	119,717	948,083
Bupa Arabia for Cooperative Insurance Co. (a)	15,733	480,762
Dar Al Arkan Real Estate Development Co. (a)	82,736	176,269
Emaar The Economic City (a)	94,198	223,545
Etihad Etisalat Co. (a)	72,383	540,417
Jadwa (REIT) Saudi Fund	66,326	229,912
Jarir Marketing Co.	13,619	628,966
Mobile Telecommunications Co. Saudi Arabia (a)	90,598	297,621
Mouwasat Medical Services Co.	8,834	301,510
National Commercial Bank	282,199	2,938,397
National Industrialization Co. (a)	72,026	217,021
Qassim Cement Co.	19,198	352,191
Rabigh Refining & Petrochemical Co. (a)	35,972	116,828
Riyad Bank	268,471	1,288,558
SABIC	172,323	4,135,421
Sahara International Petrochemical Co.	69,171	268,915
Samba Financial Group	192,456	1,416,363
Saudi Airlines Catering Co.	16,080	333,580
Saudi Arabian Fertilizers Co.	44,364	891,941
Saudi Arabian Mining Co. (a)	83,197	827,467
Saudi Arabian Oil Co.	381,944	3,432,129
Saudi Cement Co.	14,364	207,591
Saudi Dairy & Foodstuffs Co.	4,840	218,880
Saudi Electricity Co.	167,238	843,704
Saudi Ground Services Co. (a)	16,029	119,674
Saudi Industrial Investment Group	62,038	335,806
Saudi Kayan Petrochemical Co. (a)	147,493	372,832
Saudi Pharmaceutical Industries & Medical Appliances Corp.	13,221	115,278
Saudi Research & Marketing Group (a)	8,294	151,492
Saudi Telecom Co.	112,608	2,993,632
Seera Group Holding (a)	39,529	176,022
Southern Province Cement Co.	12,089	216,295
The Co. for Cooperative Insurance (a)	11,393	246,069
The National Agriculture Development Co.	13,485	101,759
The Saudi British Bank	145,435	923,729
The Savola Group	56,574	690,902
United Electronics Co.	8,608	176,278
Yamama Cement Co.	26,689	177,912
Yanbu Cement Co.	17,070	150,204
Yanbu National Petrochemical Co.	57,506	881,688

TOTAL SAUDI ARABIA		37,097,767

Singapore - 0.8%
Ascendas India Trust	342,800	326,562
Ascendas Real Estate Investment Trust	566,096	1,194,531
Ascott Trust	523,724	318,883
Best World International Ltd. (d)	50,000	47,513
BOC Aviation Ltd. Class A (c)	46,500	287,007
CapitaLand Ltd.	460,125	865,858
CapitaMall Trust	996,224	1,262,771
CapitaRetail China Trust	257,741	220,972
CDL Hospitality Trusts unit	305,000	221,473
City Developments Ltd.	84,400	391,943
ComfortDelgro Corp. Ltd.	401,700	397,306
Cromwell European (REIT)	189,100	100,328
DBS Group Holdings Ltd.	342,166	5,096,856
ESR (REIT)	363,794	93,420
Ezion Holdings Ltd. warrants 4/16/23 (a)(d)	30,780	35
First (REIT)	153,066	44,858
First Resources Ltd.	134,300	119,136
Fortune (REIT)	368,000	306,647
Frasers Centrepoint Trust	308,183	477,075
Frasers Logistics & Industrial Trust	455,665	410,889
Genting Singapore Ltd.	1,422,500	671,728
Hutchison Port Holdings Trust	839,600	121,840
Jardine Cycle & Carriage Ltd.	21,600	280,976
K-REIT Asia	269,294	196,391
Kenon Holdings Ltd.	5,936	144,501
Keppel Corp. Ltd.	279,200	897,199
Keppel DC (REIT)	237,174	503,572
Keppel Infrastructure Trust	1,049,843	419,558
Keppel Pacific Oak U.S. (REIT)	315,400	221,120
Macquarie MEAG Prime (REIT)	219,800	66,819
Manulife U.S. REIT	233,649	167,239
Mapletree Commercial Trust	395,615	498,822
Mapletree Greater China Commercial Trust	460,093	293,516
Mapletree Industrial (REIT)	325,291	724,960
Mapletree Logistics Trust (REIT)	558,288	797,511
Mapletree Logistics Trust (REIT) rights 11/10/20 (a)	9,049	0
NetLink NBN Trust	555,869	391,217
OUE Commercial (REIT)	603,085	143,830
Oversea-Chinese Banking Corp. Ltd.	621,876	3,835,574
Parkway Life REIT	73,500	217,889
Raffles Medical Group Ltd.	213,755	120,588
Sembcorp Industries Ltd.	245,500	284,156
Sembcorp Marine Ltd. (a)	1,947,782	171,260
Sheng Siong Group Ltd.	313,400	383,056
SIA Engineering Co. Ltd.	118,400	141,331
Singapore Airlines Ltd.	249,250	618,543
Singapore Airport Terminal Service Ltd.	137,300	299,429
Singapore Exchange Ltd.	153,800	975,454
Singapore Post Ltd.	520,100	253,580
Singapore Press Holdings Ltd.	400,500	290,124
Singapore Technologies Engineering Ltd.	332,800	850,743
Singapore Telecommunications Ltd.	1,579,600	2,348,113
SPH REIT	219,300	119,646
StarHub Ltd.	59,300	50,791
Suntec (REIT)	462,800	454,496
United Overseas Bank Ltd.	220,714	3,066,700
UOL Group Ltd.	87,531	398,984
Venture Corp. Ltd.	58,800	828,890
Wilmar International Ltd.	414,200	1,226,260
Yangzijiang Shipbuilding Holdings Ltd.	471,000	317,100
Yanlord Land Group Ltd.	140,900	108,359

TOTAL SINGAPORE		36,085,928

South Africa - 1.0%
Absa Group Ltd.	140,568	755,622
African Rainbow Minerals Ltd.	26,352	370,659
Anglo American Platinum Ltd.	10,008	662,679
AngloGold Ashanti Ltd.	80,277	1,850,021
Aspen Pharmacare Holdings Ltd. (a)	78,993	514,405
Attacq Ltd.	205,137	39,292
AVI Ltd.	53,019	240,133
Barloworld Ltd.	42,624	149,757
Bidcorp Ltd.	65,548	902,454
Bidvest Group Ltd.	51,429	422,900
Capitec Bank Holdings Ltd.	13,011	914,409
Clicks Group Ltd.	46,192	668,094
Coronation Fund Managers Ltd.	27,507	63,677
DataTec Ltd. (a)	32,456	44,014
Dis-Chem Pharmacies Pty Ltd. (c)	58,108	64,481
Discovery Ltd.	68,764	454,593
DRDGOLD Ltd.	80,690	89,248
Equites Property Fund Ltd.	91,072	87,569
Exxaro Resources Ltd.	47,877	322,983
FirstRand Ltd.	907,813	2,107,332
Fortress (REIT) Ltd. Class A	262,030	202,186
Foschini Ltd.	60,312	321,173
Gold Fields Ltd.	174,051	1,882,394
Growthpoint Properties Ltd.	504,010	329,727
Harmony Gold Mining Co. Ltd. (a)	101,130	503,648
Impala Platinum Holdings Ltd.	159,560	1,420,136
Imperial Holdings Ltd.	36,805	78,049
Investec Ltd.	54,296	99,974
JSE Ltd.	20,287	135,362
KAP Industrial Holdings Ltd. (a)	368,967	52,535
Kumba Iron Ore Ltd.	11,483	340,923
Liberty Holdings Ltd.	40,195	133,024
Life Healthcare Group Holdings Ltd.	244,413	244,383
MMI Holdings Ltd.	177,689	142,154
Mr Price Group Ltd.	49,925	377,682
MTN Group Ltd.	322,461	1,151,351
MultiChoice Group Ltd.	78,582	648,056
Naspers Ltd. Class N	83,226	16,248,009
Nedbank Group Ltd.	69,431	410,726
Netcare Ltd.	302,503	240,989
Ninety One Ltd. (a)	23,571	62,055
Northam Platinum Ltd. (a)	64,966	624,189
Old Mutual Ltd.	845,864	490,671
Pick 'n Pay Stores Ltd.	86,335	271,891
PSG Group Ltd.	28,937	93,519
Rand Merchant Insurance Holdings Ltd.	128,554	224,560
Redefine Properties Ltd.	1,266,858	155,694
Remgro Ltd.	96,209	513,224
Resilient Property Income Fund Ltd.	61,923	117,204
Reunert Ltd.	33,657	69,415
Royal Bafokeng Holdings (Pty) Ltd. (a)	24,225	87,356
Sanlam Ltd.	338,124	986,278
Sappi Ltd. (a)	109,496	156,744
Sasol Ltd. (a)	107,757	562,731
Shoprite Holdings Ltd.	103,058	820,440
Sibanye Stillwater Ltd.	426,952	1,258,962
Spar Group Ltd.	40,746	431,952
Standard Bank Group Ltd.	242,721	1,587,126
Steinhoff Africa Retail Ltd. (c)	157,446	115,824
Super Group Ltd. (a)	46,976	52,678
Telkom SA Ltd.	63,303	99,608
Tiger Brands Ltd.	35,563	442,517
Transaction Capital Ltd.	79,559	97,161
Truworths International Ltd.	76,982	148,660
Vodacom Group Ltd.	113,831	857,828
Wilson Bayly Holmes-Ovcon Ltd.	9,618	50,345
Woolworths Holdings Ltd.	222,785	478,511

TOTAL SOUTH AFRICA		46,543,946

Spain - 1.4%
Acerinox SA (a)	32,139	254,678
ACS Actividades de Construccion y Servicios SA	51,767	1,230,539
Aedas Homes SAU (a)(c)	6,214	123,031
Aena Sme SA (a)(c)	12,696	1,709,307
Almirall SA	16,609	177,672
Amadeus IT Holding SA Class A	86,512	4,129,997
Applus Services SA (a)	28,006	219,351
Azucarera Ebro Agricolas SA	11,038	247,081
Banco Bilbao Vizcaya Argentaria SA	1,279,336	3,691,081
Banco de Sabadell SA	1,085,119	331,111
Banco Santander SA (Spain)	3,163,847	6,335,784
Bankia SA	250,817	307,304
Bankinter SA	127,271	476,844
CaixaBank SA	687,830	1,255,008
Catalana Occidente SA	9,751	224,859
Cellnex Telecom SA (c)	60,545	3,886,717
Cie Automotive SA	13,160	257,490
Compania de Distribucion Integral Logista Holdings SA	19,366	326,591
Construcciones y Auxiliar de Ferrocarriles (a)	3,590	113,726
Corporacion Financiera Alba SA	2,431	90,742
Enagas SA	45,981	992,314
Ence Energia y Celulosa SA (a)	33,085	73,886
Endesa SA	57,317	1,536,015
Euskaltel, S.A. (c)	15,451	147,019
Faes Farma SA	81,764	308,058
Ferrovial SA	91,766	1,985,208
Fluidra SA	7,763	140,319
Fomento Construcciones y Contratas SA (FOCSA)	14,530	122,856
Gas Natural SDG SA	51,856	963,286
Gestamp Automocion SA (c)	60,821	185,872
Global Dominion Access SA (c)	16,785	59,721
Grifols SA (b)	58,988	1,593,162
Grupo Acciona SA	3,833	387,038
Iberdrola SA	1,118,015	13,183,724
Inditex SA (b)	208,826	5,153,603
Indra Sistemas SA (a)	25,981	155,833
Inmobiliaria Colonial SA	50,449	358,702
Lar Espana Real Estate Socimi SA	11,103	39,569
Liberbank SA (a)	338,948	90,399
MAPFRE SA (Reg.)	252,590	380,668
Mediaset Espana Comunicacion SA (a)	45,127	150,839
Melia Hotels International SA (a)	24,939	92,364
Merlin Properties Socimi SA	69,525	467,615
Metrovacesa SA (a)(c)	11,551	65,112
Miquel y Costas & Miquel SA	3,859	52,764
Neinor Homes SLU (a)(c)	15,573	187,900
Pharma Mar SA	2,938	393,842
Prosegur Cash SA (c)	95,201	73,732
Prosegur Compania de Seguridad SA (Reg.)	45,394	103,833
Red Electrica Corporacion SA	78,258	1,378,541
Repsol SA	301,474	1,892,675
Sacyr SA	76,319	129,683
Siemens Gamesa Renewable Energy SA	44,472	1,260,156
Solaria Energia y Medio Ambiente SA (a)	14,471	281,456
Talgo SA (a)(c)	13,767	48,983
Tecnicas Reunidas SA (a)	6,816	54,377
Telefonica SA	937,931	3,051,119
Unicaja Banco SA (c)	160,281	102,016
Viscofan Envolturas Celulosicas SA	6,792	458,402
Zardoya Otis SA	33,737	205,889

TOTAL SPAIN		63,697,463

Sweden - 2.4%
AarhusKarlshamn AB	33,082	644,657
AcadeMedia AB (c)	27,075	217,856
AddTech AB (B Shares)	57,620	637,819
AF Poyry AB (B Shares)	18,348	418,987
Alfa Laval AB	61,568	1,248,879
Alimak Group AB (c)	5,278	64,890
Arjo AB	49,871	354,484
ASSA ABLOY AB (B Shares)	193,238	4,141,567
Atlas Copco AB:
(A Shares)	126,179	5,571,308
(B Shares)	73,087	2,803,267
Atrium Ljungberg AB (B Shares)	8,501	137,378
Attendo AB (a)(c)	22,587	103,564
Avanza Bank Holding AB	22,101	419,746
Axfood AB	21,564	501,635
Beijer Ref AB (B Shares)	13,040	360,203
Betsson AB (B Shares)	19,774	150,887
Bilia AB (A Shares)	18,215	243,388
Billerud AB	37,087	581,412
BioGaia AB	4,704	223,877
Biotage AB Class A	8,851	147,510
Boliden AB	56,681	1,549,135
Bonava AB	17,069	133,412
Boozt AB (a)(c)	6,149	99,369
Bravida AB (c)	35,914	414,498
Bure Equity AB	10,427	303,023
Camurus AB (a)	5,056	105,116
Castellum AB	42,183	878,892
Catena AB	4,562	185,845
Cellavision AB (a)	3,789	118,630
Clas Ohlson AB (B Shares)	8,578	76,155
Cloetta AB	42,730	100,554
Coor Service Management Holding AB (c)	35,080	225,893
Dios Fastigheter AB	25,297	177,253
Dometic Group AB (a)(c)	55,296	595,564
Dustin Group AB (c)	13,417	85,341
Electrolux AB (B Shares)	43,076	972,531
Electrolux Professional AB (a)	41,172	155,603
Elekta AB (B Shares)	74,578	874,144
Epiroc AB:
Class A	96,468	1,441,860
Class B	101,704	1,458,400
EQT AB	45,142	860,135
Ericsson (B Shares)	563,991	6,296,686
Essity AB Class B (b)	114,614	3,321,828
Evolution Gaming Group AB (c)	24,733	1,837,242
Fabege AB	49,865	630,149
Fastighets AB Balder (a)	18,922	891,833
Fingerprint Cards AB (a)(b)	58,221	98,208
Fortnox AB	10,313	322,194
Getinge AB (B Shares)	44,972	881,155
Granges AB	16,265	146,868
H&M Hennes & Mauritz AB (B Shares)	159,100	2,585,393
Hansa Medical AB (a)	6,228	166,297
Hemfosa Fastigheter AB (b)(d)	28,852	410,161
Hexagon AB (B Shares)	54,652	3,994,613
HEXPOL AB (B Shares)	61,894	545,322
HMS Networks AB (a)	5,381	118,040
Holmen AB (B Shares)	19,330	732,934
Hufvudstaden AB (A Shares)	22,933	299,729
Husqvarna AB (B Shares)	88,214	912,039
ICA Gruppen AB	19,967	945,349
Industrivarden AB (C Shares)	31,743	811,911
Indutrade AB (a)	19,575	993,005
Instalco AB	7,092	157,008
Intrum Justitia AB (b)	13,594	333,037
Investment AB Oresund	5,819	77,034
Investor AB (B Shares)	81,346	4,885,294
Inwido AB (a)	13,534	143,501
JM AB (B Shares)	10,617	307,352
Karo Bio AB (a)	16,144	115,205
Kinnevik AB (B Shares)	48,708	1,998,756
Klovern AB (B Shares)	108,306	165,166
Kungsleden AB	31,054	263,832
Latour Investment AB Class B	28,149	657,350
LeoVegas AB (c)	19,003	63,639
Lifco AB	7,920	579,421
Lindab International AB	18,006	278,435
Loomis AB (B Shares)	16,732	373,623
Lundbergfoeretagen AB	13,654	614,694
Lundin Petroleum AB	36,024	687,615
MIPS AB	7,263	312,773
Modern Times Group MTG AB (B Shares) (a)	12,808	170,852
Munters Group AB (a)(c)	24,751	184,414
Mycronic AB	13,693	289,451
NCC AB (B Shares)	16,232	259,029
NetEnt AB	33,739	320,389
Nibe Industrier AB (B Shares)	61,300	1,478,353
Nobia AB	22,398	135,167
Nobina AB (a)(c)	13,355	73,361
Nolato AB (B Shares)	4,032	335,305
Nordic Entertainment Group AB Class B	12,325	440,179
Nordnet AB Class B (a)(d)	492	0
Nyfosa AB (a)	32,013	265,144
Oncopeptides AB (a)(c)	7,533	132,655
Pandox AB	15,725	157,455
Paradox Interactive AB	6,743	208,389
Peab AB (a)	38,892	360,581
PowerCell Sweden AB (a)(b)	7,242	181,164
Ratos AB (B Shares)	39,160	142,938
Recipharm AB	14,034	226,162
Resurs Holding AB (c)	24,498	112,216
Saab AB (B Shares)	16,105	370,120
Samhallsbyggnadsbolaget I Norden AB (B Shares) (b)	190,291	524,784
Sandvik AB	213,804	3,811,076
Scandic Hotels Group AB (c)	21,948	55,743
Securitas AB (B Shares)	66,617	942,912
Sinch AB (a)(c)	6,660	634,685
Skandinaviska Enskilda Banken AB (A Shares) (a)	313,290	2,686,329
Skanska AB (B Shares)	66,575	1,251,685
SKF AB (B Shares)	73,780	1,510,689
SSAB Svenskt Stal AB:
(A Shares)	69,911	203,328
(B Shares)	107,328	290,200
Stillfront Group AB (a)	5,246	615,484
Storytel AB (a)	8,904	214,635
Svenska Cellulosa AB (SCA) (B Shares)	116,477	1,580,576
Svenska Handelsbanken AB (A Shares) (a)	301,519	2,443,114
Sweco AB (B Shares)	13,229	666,624
Swedbank AB (A Shares) (a)	174,744	2,739,457
Swedish Match Co. AB	31,655	2,385,580
Swedish Orphan Biovitrum AB (a)	35,159	607,293
Tele2 AB (B Shares)	91,081	1,080,374
Telia Co. AB	475,126	1,821,822
THQ Nordic AB (a)	32,099	649,310
Thule Group AB (c)	20,874	681,225
Tobii AB (a)	16,267	83,543
Trelleborg AB (B Shares)	43,426	721,782
Troax Group AB (a)	9,914	161,549
Vitrolife AB	16,704	406,975
Volvo AB (B Shares)	279,443	5,437,557
Wallenstam AB (B Shares)	32,195	427,294
Wihlborgs Fastigheter AB	28,442	513,327

TOTAL SWEDEN		109,731,634

Switzerland - 6.1%
ABB Ltd. (Reg.)	345,224	8,376,868
Adecco SA (Reg.)	29,796	1,462,261
AFG Arbonia-Forster-Holding AG	12,002	133,246
Alcon, Inc. (Switzerland) (a)	94,226	5,353,808
Allreal Holding AG	2,416	511,682
ALSO Holding AG	1,515	354,400
APG SGA SA (a)	305	59,340
Aryzta AG (a)	183,349	92,219
Ascom Holding AG (Reg.) (a)	12,241	146,580
Autoneum Holding AG (a)	768	95,147
Bachem Holding AG (B Shares)	1,142	461,433
Baloise Holdings AG	9,167	1,252,658
Banque Cantonale Vaudoise	6,040	584,930
Barry Callebaut AG	553	1,141,642
Basilea Pharmaceutica AG (a)	3,631	176,293
Belimo Holding AG (Reg.)	97	721,457
Bell AG	423	107,255
BKW AG	3,722	370,191
Bobst Group SA	1,729	83,155
Bossard Holding AG	1,021	165,908
Bucher Industries AG	1,703	655,607
Burckhardt Compression Holding AG	525	131,400
Burkhalter Holding AG	979	62,886
Cembra Money Bank AG	7,210	799,670
Clariant AG (Reg.)	39,329	674,248
Coca-Cola HBC AG	33,481	761,225
Comet Holding AG	1,879	263,935
Compagnie Financiere Richemont SA Series A	99,221	6,201,690
Credit Suisse Group AG	470,973	4,441,925
Daetwyler Holdings AG	1,301	290,861
DKSH Holding AG	8,479	545,571
Dufry AG (a)(b)	9,150	346,262
EFG International	19,644	106,259
Emmi AG	508	479,773
Ems-Chemie Holding AG	1,621	1,424,861
Flughafen Zuerich AG (a)	3,755	506,154
Forbo Holding AG (Reg.)	221	337,905
Galenica AG	8,682	976,660
Galenica Sante Ltd. (c)	8,931	563,940
GAM Holding Ltd. (a)	28,255	45,451
Geberit AG (Reg.)	7,134	4,061,233
Georg Fischer AG (Reg.)	854	861,497
Givaudan SA	1,784	7,268,689
Gurit-Heberlein AG (Bearer)	67	140,145
Helvetia Holding AG (Reg.)	6,845	535,985
Huber+Suhner AG	2,935	211,575
Idorsia Ltd. (a)	17,546	460,010
Implenia AG	2,895	57,998
INFICON Holding AG	332	243,311
Interroll Holding AG	120	321,937
Intershop Holding AG	375	229,838
Julius Baer Group Ltd.	46,172	2,061,488
Kaba Holding AG (B Shares) (Reg.)	631	289,849
Kardex AG	1,076	189,630
Komax Holding AG (Reg.)	837	151,526
Kuehne & Nagel International AG	10,246	2,045,960
LafargeHolcim Ltd. (Reg.)	98,530	4,228,317
Landis+Gyr Group AG	4,459	248,978
LEM Holding SA	112	203,003
Leonteq AG	2,403	85,040
Lindt & Spruengli AG	19	1,643,165
Lindt & Spruengli AG (participation certificate)	223	1,768,046
Logitech International SA (Reg.)	32,480	2,734,561
Lonza Group AG	14,280	8,652,398
Medacta Group SA (a)(c)	1,268	107,447
Mobimo Holding AG	1,646	475,697
Molecular Partners AG (a)	3,122	68,436
Nestle SA (Reg. S)	565,737	63,632,929
Novartis AG	421,172	32,818,812
OC Oerlikon Corp. AG (Reg.)	37,424	260,186
Orior AG	1,129	82,248
Partners Group Holding AG	3,606	3,250,689
PSP Swiss Property AG	8,823	1,067,093
Roche Holding AG (participation certificate)	134,247	43,137,795
Schindler Holding AG:
(participation certificate)	6,959	1,779,689
(Reg.)	4,492	1,153,189
Schweiter Technologies AG	266	362,615
SFS Group AG	2,835	264,346
SGS SA (Reg.)	1,199	2,995,702
Siegfried Holding AG	769	486,836
Siemens Energy AG (a)	71,827	1,572,682
Sig Combibloc Group AG	53,286	1,095,415
Sika AG	27,377	6,738,632
Softwareone Holding AG	18,487	454,640
Sonova Holding AG Class B	10,620	2,519,058
St.Galler Kantonalbank AG	589	247,946
Stadler Rail AG	8,087	321,734
Straumann Holding AG	2,044	2,131,047
Sulzer AG (Reg.)	3,474	253,839
Sunrise Communications Group AG (a)	8,164	978,487
Swatch Group AG (Bearer)	6,036	1,276,713
Swatch Group AG (Bearer) (Reg.)	8,574	350,085
Swiss Life Holding AG	6,258	2,103,403
Swiss Prime Site AG	14,163	1,190,869
Swiss Re Ltd.	57,272	4,106,070
Swisscom AG	4,871	2,477,068
Swissquote Group Holding SA	2,046	163,109
Tecan Group AG	2,224	1,055,063
Temenos Group AG	12,721	1,365,675
u-blox Holding AG	1,481	74,426
UBS Group AG	704,097	8,173,960
Valiant Holding AG	3,038	243,517
Valora Holding AG (a)	896	128,007
VAT Group AG (c)	4,986	934,178
Vetropack Holding AG (a)	2,850	158,825
Vontobel Holdings AG	6,863	419,886
VZ Holding AG	3,196	268,033
Ypsomed Holding AG	567	70,492
Zehnder Group AG	1,794	85,792
Zur Rose Group AG (a)	1,589	442,761
Zurich Insurance Group Ltd.	28,343	9,414,005
ZZ Holding AG	299	301,625

TOTAL SWITZERLAND		283,021,686

Taiwan - 4.0%
A-DATA Technology Co. Ltd.	101,000	194,170
Accton Technology Corp.	98,000	710,790
Acer, Inc.	566,000	471,848
Advanced Ceramic X Corp.	15,000	187,703
Advantech Co. Ltd.	73,741	744,911
ASE Technology Holding Co. Ltd.	674,718	1,514,158
Asia Cement Corp.	407,000	585,412
Asia Optical Co., Inc.	121,000	268,992
Asia Pacific Telecom Co. Ltd. (a)	465,723	153,022
Asia Vital Components Co. Ltd.	54,000	127,030
ASMedia Technology, Inc.	6,000	300,954
ASPEED Tech, Inc.	5,000	241,183
ASUSTeK Computer, Inc.	134,000	1,135,831
AU Optronics Corp. (a)	1,608,000	649,320
Bank of Kaohsiung Co. Ltd.	831,867	292,225
Brighton-Best International Taiwan, Inc.	165,000	147,069
Capital Securities Corp.	1,007,490	383,853
Catcher Technology Co. Ltd.	147,000	927,453
Cathay Financial Holding Co. Ltd.	1,488,216	1,997,536
Center Laboratories, Inc.	101,187	222,824
Century Iron & Steel Industrial Co. Ltd.	17,000	77,248
Chang Hwa Commercial Bank	953,868	568,473
Cheng Loong Corp.	136,000	161,390
Cheng Shin Rubber Industry Co. Ltd.	324,000	408,836
Cheng Uei Precision Industries Co. Ltd.	84,000	118,620
Chicony Electronics Co. Ltd.	130,125	391,617
Chilisin Electronics Corp.	65,958	243,230
Chin-Poon Industrial Co. Ltd.	87,000	92,142
China Airlines Ltd. (a)	385,000	117,751
China Bills Finance Corp.	119,000	60,313
China Development Finance Holding Corp.	2,567,000	751,912
China Life Insurance Co. Ltd.	543,005	363,471
China Motor Co. Ltd.	50,800	79,017
China Petrochemical Development Corp.	961,350	287,306
China Steel Chemical Corp.	40,000	128,072
China Steel Corp.	2,347,000	1,665,354
China Synthetic Rubber Corp.	227,579	155,914
Chinatrust Financial Holding Co. Ltd.	3,403,960	2,147,628
Chipbond Technology Corp.	123,000	268,709
ChipMOS TECHNOLOGIES, Inc.	122,000	120,043
Chroma ATE, Inc.	72,000	342,270
Chunghwa Precision Test Tech Co. Ltd.	4,000	94,236
Chunghwa Telecom Co. Ltd.	717,000	2,689,447
Clevo Co. Ltd.	82,000	82,834
Compal Electronics, Inc.	977,000	635,192
Compeq Manufacturing Co. Ltd.	198,000	301,405
Coretronic Corp.	74,000	88,462
CTCI Corp.	114,000	155,206
Cub Elecparts, Inc.	15,865	87,896
Delta Electronics, Inc.	391,000	2,596,735
E Ink Holdings, Inc.	169,000	225,952
E.SUN Financial Holdings Co. Ltd.	2,179,025	1,850,827
ECLAT Textile Co. Ltd.	37,060	490,308
Elan Microelectronics Corp.	52,500	247,737
Elite Material Co. Ltd.	49,000	256,912
eMemory Technology, Inc.	13,000	259,009
Ennoconn Corp.	13,248	104,191
EPISTAR Corp. (a)	198,000	231,850
Eternal Materials Co. Ltd.	263,291	309,684
EVA Airways Corp.	389,040	146,864
Evergreen Marine Corp. (Taiwan) (a)	594,878	392,995
Everlight Electronics Co. Ltd.	86,000	113,929
Far Eastern Department Stores Co. Ltd.	172,000	141,885
Far Eastern Textile Ltd.	586,000	527,439
Far EasTone Telecommunications Co. Ltd.	332,000	696,284
Feng Hsin Iron & Steel Co.	114,000	227,131
Feng Tay Enterprise Co. Ltd.	75,758	458,112
Firich Enterprise Co. Ltd.	78,512	69,706
First Financial Holding Co. Ltd.	2,015,673	1,412,641
FLEXium Interconnect, Inc.	60,940	248,157
Formosa Chemicals & Fibre Corp.	751,000	1,806,033
Formosa Petrochemical Corp.	217,000	596,183
Formosa Plastics Corp.	770,000	2,128,945
Formosa Taffeta Co. Ltd.	137,000	149,647
Foxconn Technology Co. Ltd.	192,010	336,247
Fubon Financial Holding Co. Ltd.	1,252,000	1,781,132
Fusheng Precision Co. Ltd.	40,000	251,669
Genius Electronic Optical Co. Ltd.	14,792	290,059
Getac Technology Corp.	85,000	139,641
Giant Manufacturing Co. Ltd.	56,000	550,037
Giga-Byte Technology Co. Ltd.	90,000	225,873
Global Unichip Corp.	18,000	162,956
GlobalWafers Co. Ltd.	41,000	594,743
Gold Circuit Electronics Ltd. (a)	60,000	92,174
Goldsun Development & Construction Co. Ltd.	220,101	201,568
Grape King Bio Ltd.	24,000	139,257
Great Wall Enterprise Co. Ltd.	133,497	209,748
Greatek Electronics, Inc.	46,000	79,992
HannStar Display Corp. (a)	847,000	270,896
Highwealth Construction Corp.	229,900	333,491
HIWIN Technologies Corp.	61,438	534,729
Holystone Enterprise Co. Ltd.	28,000	98,361
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,420,600	6,557,255
Hota Industrial Manufacturing Co. Ltd.	40,063	123,232
Hotai Motor Co. Ltd.	63,000	1,325,667
HTC Corp. (a)	146,000	146,464
Hua Nan Financial Holdings Co. Ltd.	1,803,283	1,084,151
Huaku Development Co. Ltd.	97,000	293,621
Innolux Corp.	1,866,000	646,372
International Games Systems Co. Ltd.	14,000	367,996
Inventec Corp.	625,000	493,726
ITEQ Corp.	41,931	175,879
Jentech Precision Industrial Co. Ltd.	12,000	124,996
Kenda Rubber Industrial Co. Ltd.	92,622	101,820
King Slide Works Co. Ltd.	28,000	281,869
King Yuan Electronics Co. Ltd.	202,000	211,468
King's Town Bank	137,000	185,562
Kinpo Electronics, Inc.	541,000	198,556
Kinsus Interconnect Technology Corp.	57,000	137,673
LandMark Optoelectronics Corp.	35,000	324,199
Largan Precision Co. Ltd.	20,000	2,114,719
Lien Hwa Industrial Corp.	114,892	160,437
Lite-On Technology Corp.	465,009	756,621
Lotes Co. Ltd.	23,000	350,921
Macronix International Co. Ltd.	336,380	376,251
Makalot Industrial Co. Ltd.	36,000	238,456
MediaTek, Inc.	292,000	6,920,060
Mega Financial Holding Co. Ltd.	2,029,000	1,953,894
Mercuries Life Insurance Co. Ltd. (a)	209,526	62,252
Merida Industry Co. Ltd.	39,000	377,608
Merry Electronics Co. Ltd.	32,209	158,743
Micro-Star International Co. Ltd.	122,000	490,405
MiTAC Holdings Corp.	353,483	348,430
momo.com, Inc.	9,000	215,177
Nan Ya Plastics Corp.	1,048,000	2,150,288
Nan Ya Printed Circuit Board Corp.	69,000	278,566
Nankang Rubber Tire Co. Ltd.	86,000	124,751
Nanya Technology Corp.	244,000	492,964
Nien Made Enterprise Co. Ltd.	32,000	360,166
Novatek Microelectronics Corp.	111,000	1,035,933
OBI Pharma, Inc. (a)	25,389	98,507
Oneness Biotech Co. Ltd. (a)	53,000	542,801
Pan Jit International, Inc.	46,000	57,964
PChome Online, Inc.	24,062	80,742
Pegatron Corp.	368,000	791,080
PharmaEssentia Corp. (a)	46,137	129,014
Phison Electronics Corp.	28,000	290,188
PixArt Imaging, Inc.	53,000	314,936
Pou Chen Corp.	448,000	394,617
Powertech Technology, Inc.	142,000	418,917
Poya International Co. Ltd.	11,010	237,064
President Chain Store Corp.	118,000	1,064,141
Primax Electronics Ltd.	85,000	131,917
Qisda Corp.	388,000	253,613
Quanta Computer, Inc.	584,000	1,469,747
Quanta Storage, Inc.	42,000	52,924
Radiant Opto-Electronics Corp.	88,000	346,045
Realtek Semiconductor Corp.	92,000	1,143,207
RichWave Technology Corp.	9,000	74,714
Ruentex Development Co. Ltd.	315,500	435,606
Ruentex Industries Ltd.	95,000	219,826
SerComm Corp.	77,000	197,553
Shin Kong Financial Holding Co. Ltd.	2,428,813	675,779
Shin Zu Shing Co. Ltd.	34,279	170,143
Simplo Technology Co. Ltd.	32,000	356,252
SINBON Electronics Co. Ltd.	79,000	531,563
Sino-American Silicon Products, Inc.	88,000	306,365
Sinopac Holdings Co.	2,035,495	761,292
Sitronix Technology Corp.	24,000	105,701
St.Shine Optical Co. Ltd.	17,000	153,606
Standard Foods Corp.	70,714	151,023
Synnex Technology International Corp.	248,100	368,130
Systex Corp.	54,000	152,889
Ta Chen Stainless Pipe Co. Ltd.	282,859	216,527
Taichung Commercial Bank Co. Ltd.	339,324	128,689
TaiDoc Technology Corp.	23,000	186,113
TaiMed Biologics, Inc. (a)	34,000	105,771
Tainan Spinning Co. Ltd.	240,000	103,184
Taishin Financial Holdings Co. Ltd.	2,001,458	881,484
Taiwan Business Bank	973,902	319,993
Taiwan Cement Corp.	1,064,110	1,508,255
Taiwan Cooperative Financial Holding Co. Ltd.	2,008,801	1,348,141
Taiwan Fertilizer Co. Ltd.	190,000	340,033
Taiwan High Speed Rail Corp.	458,000	484,271
Taiwan Hon Chuan Enterprise Co. Ltd.	137,000	279,660
Taiwan Mobile Co. Ltd.	303,000	1,034,748
Taiwan Paiho Ltd.	54,000	133,636
Taiwan Secom Co.	33,000	101,160
Taiwan Semiconductor Manufacturing Co. Ltd.	4,722,000	71,428,591
Taiwan Surface Mounting Technology Co. Ltd.	55,000	180,712
Taiwan Union Technology Corp.	49,000	162,711
TCI Co. Ltd.	18,557	147,566
TECO Electric & Machinery Co. Ltd.	388,000	405,509
The Shanghai Commercial & Savings Bank Ltd.	634,842	822,150
Tong Hsing Electronics Industries Ltd.	52,000	229,019
Tong Yang Industry Co. Ltd.	65,000	85,655
Topco Scientific Co. Ltd.	87,304	349,411
Transcend Information, Inc.	29,000	64,571
Tripod Technology Corp.	91,000	361,023
TTY Biopharm Co. Ltd.	91,000	242,378
Tung Ho Steel Enterprise Corp.	131,000	138,285
TXC Corp.	63,000	169,562
Unified-President Enterprises Corp.	990,000	2,121,256
Unimicron Technology Corp.	224,000	533,986
Unitech Printed Circuit Board Corp.	121,000	89,030
United Integrated Services Co.	33,000	228,966
United Microelectronics Corp.	2,295,000	2,466,079
United Renewable Energy Co. Ltd. (a)	569,588	301,627
Vanguard International Semiconductor Corp.	164,000	534,265
Visual Photonics Epitaxy Co. Ltd.	44,000	123,961
Voltronic Power Technology Corp.	12,075	413,629
Wafer Works Corp.	196,000	216,834
Walsin Lihwa Corp.	903,000	560,252
Walsin Technology Corp.	58,875	336,470
Waterland Financial Holdings Co. Ltd.	377,622	155,093
Win Semiconductors Corp.	64,389	699,954
Winbond Electronics Corp.	609,363	361,030
Wistron Corp.	661,829	659,307
Wistron NeWeb Corp.	155,460	410,264
Wiwynn Corp.	15,000	381,174
WPG Holding Co. Ltd.	293,760	398,402
WT Microelectronics Co. Ltd.	83,235	106,920
XinTec, Inc. (a)	32,000	134,224
Yageo Corp.	70,129	871,434
Yieh Phui Enterprise Co. (a)	333,568	118,344
Yuanta Financial Holding Co. Ltd.	2,285,920	1,418,263
Yuen Foong Yu Paper Manufacturing Co.	233,000	157,999
Yulon Motor Co. Ltd. (a)	194,364	241,860

TOTAL TAIWAN		186,146,452

Thailand - 0.6%
Advanced Info Service PCL (For. Reg.)	207,800	1,149,331
Airports of Thailand PCL (For. Reg.)	915,500	1,517,816
Asset World Corp. PCL	1,465,900	137,142
B. Grimm Power PCL (For. Reg.)	267,600	336,771
Bangchak Corp. PCL (For. Reg.)	266,300	123,817
Bangkok Airways PCL	65,400	10,443
Bangkok Bank PCL (For. Reg.)	101,600	314,703
Bangkok Chain Hospital PCL	273,800	121,107
Bangkok Commercial Asset Management PCL	444,400	287,688
Bangkok Dusit Medical Services PCL (For. Reg.)	1,755,900	985,147
Bangkok Expressway and Metro PCL	1,117,200	293,522
Bangkok Land PCL	1,205,600	37,705
Banpu PCL (For. Reg.)	844,800	177,518
Berli Jucker PCL (For. Reg)	236,100	217,467
BTS Group Holdings PCL (For. Reg.)	1,410,700	404,813
Bumrungrad Hospital PCL (For. Reg.)	145,900	425,633
Central Pattana PCL (For. Reg.)	425,600	524,852
Central Retail Corp. PCL	383,783	328,003
CH. Karnchang PCL	388,600	185,561
Charoen Pokphand Foods PCL (For. Reg.)	726,960	588,406
Chularat Hospital PCL	774,300	62,562
Com7 PCL	515,300	675,022
CP ALL PCL (For. Reg.)	1,254,400	2,159,279
Dynasty Ceramic PCL (For. Reg.)	754,160	55,646
Electricity Generating PCL (For. Reg.)	53,600	285,206
Energy Absolute PCL (For. Reg.)	302,900	369,223
Energy Earth PCL (a)(d)	7,600	90
Global Power Synergy Public Co. Ltd.	125,900	208,961
Gulf Energy Development PCL (For. Reg.)	410,500	375,250
Gunkul Engineering PCL	925,139	60,441
Hana Microelectronics PCL (For. Reg.)	154,400	222,722
Home Product Center PCL (For. Reg.)	1,133,300	506,810
Indorama Ventures PCL (For. Reg.)	333,700	236,261
Intouch Holdings PCL (For. Reg.)	412,600	707,647
IRPC PCL (For. Reg.)	2,406,200	155,788
Jasmine International Public Co. Ltd.	1,007,800	83,835
JMT Network Services PCL	68,500	75,592
Kasikornbank PCL (For. Reg.)	350,600	844,738
KCE Electronics PCL	116,900	146,041
Kiatnakin Bank PCL (For. Reg.)	34,900	44,185
Krung Thai Bank PCL (For. Reg.)	599,200	166,079
Krungthai Card PCL (For. Reg.)	264,900	335,450
Land & House PCL (For. Reg.)	1,812,800	371,729
Major Cineplex Group PCL (For. Reg.)	92,700	38,336
MBK PCL	287,400	100,078
Minor International PCL:
warrants 9/30/21 (a)	17,870	138
warrants 7/31/23 (a)	32,454	6,488
(For. Reg.)	713,995	381,980
Muangthai Leasing PCL	125,100	219,515
Osotspa PCL	118,600	121,640
PTG Energy PCL	123,600	75,253
PTT Exploration and Production PCL (For. Reg.)	249,600	630,635
PTT Global Chemical PCL (For. Reg.)	441,700	565,946
PTT PCL (For. Reg.)	2,236,900	2,222,848
Quality Houses PCL	2,204,300	146,969
Ratchaburi Electric Generating Holding PCL (For. Reg.)	130,200	194,238
Sansiri PCL (For. Reg.)	3,222,500	59,901
Siam Cement PCL (For. Reg.)	137,500	1,489,788
Siam Commercial Bank PCL (For. Reg.)	149,400	311,045
Sino-Thai Engineering & Construction PCL (For. Reg.)	521,300	168,698
Sri Trang Agro-Industry PCL	263,160	301,567
Srisawad Corp. PCL:
warrants 8/29/25 (a)	7,485	1,979
(For. Reg.)	187,130	298,661
Star Petroleum Refining PCL	154,500	26,267
Supalai PCL (For. Reg.)	381,875	192,229
Super Energy Corp. PCL	2,450,800	65,587
Thai Airways International PCL (For. Reg.) (a)	126,000	11,635
Thai Oil PCL (For. Reg.)	262,400	288,169
Thai Union Frozen Products PCL (For. Reg.)	570,600	278,091
Thai Vegetable Oil PCL	79,300	86,440
Thanachart Capital PCL (For. Reg.)	117,000	103,740
TMB Bank PCL (For. Reg.)	4,058,088	105,265
Total Access Communication PCL (For. Reg.)	120,000	117,996
TQM Corp. PCL	222,400	841,377
True Corp. PCL (For. Reg.)	2,301,300	200,359
TTW PCL	327,800	121,972
WHA Corp. PCL	1,819,200	138,709

TOTAL THAILAND		26,229,541

Turkey - 0.1%
Akbank TAS (a)	605,842	344,873
Anadolu Efes Biracilik Ve Malt Sanayii A/S	75,037	173,992
Aselsan A/S	198,216	396,219
Bim Birlesik Magazalar A/S JSC	90,490	721,371
Coca-Cola Icecek Sanayi A/S	19,587	104,953
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	396,664	81,420
Eregli Demir ve Celik Fabrikalari T.A.S.	269,336	306,316
Ford Otomotiv Sanayi A/S	25,274	325,746
Haci Omer Sabanci Holding A/S	182,204	178,953
Koc Holding A/S	177,549	300,029
Petkim Petrokimya Holding A/S (a)	264,902	129,930
TAV Havalimanlari Holding A/S	37,377	61,511
Tekfen Holding A/S	63,961	101,290
Tupras Turkiye Petrol Rafinerileri A/S (a)	24,022	214,290
Turk Hava Yollari AO (a)	101,508	109,267
Turk Sise ve Cam Fabrikalari A/S	109,206	79,889
Turkcell Iletisim Hizmet A/S	208,132	362,638
Turkiye Garanti Bankasi A/S (a)	440,442	346,908
Turkiye Is Bankasi A/S Series C (a)	288,939	176,201
Ulker Biskuvi Sanayi A/S (a)	38,897	93,860
Yapi ve Kredi Bankasi A/S (a)	637,210	163,494

TOTAL TURKEY		4,773,150

United Arab Emirates - 0.2%
Abu Dhabi Commercial Bank PJSC (d)	531,425	849,261
Air Arabia PJSC (a)	858,937	257,226
Aldar Properties PJSC	760,509	567,305
Dana Gas PJSC	723,243	133,892
Dubai Investments Ltd. (a)	739,247	229,433
Dubai Islamic Bank Pakistan Ltd.	346,061	391,929
Emaar Malls Group PJSC (a)	513,385	206,855
Emaar Properties PJSC (a)	697,848	507,263
Emirates NBD Bank PJSC	482,260	1,247,286
Emirates Telecommunications Corp.	325,309	1,494,961
National Bank of Abu Dhabi PJSC	517,992	1,616,103

TOTAL UNITED ARAB EMIRATES		7,501,514

United Kingdom - 8.1%
3i Group PLC	183,013	2,278,467
A.G. Barr PLC	31,889	194,787
AB Dynamics PLC	5,161	132,384
Abcam PLC	42,920	819,030
Admiral Group PLC	32,875	1,171,213
Advanced Medical Solutions Group PLC	70,253	191,127
Aggreko PLC	66,161	378,331
AJ Bell PLC	64,536	351,147
Anglo American PLC (United Kingdom)	234,098	5,492,898
Antofagasta PLC	67,156	895,671
AO World PLC (a)	64,310	300,346
Ascential PLC (a)(c)	93,018	333,075
Ashmore Group PLC	74,147	342,157
Ashtead Group PLC	84,421	3,062,287
ASOS PLC (a)	13,646	779,264
Associated British Foods PLC	65,752	1,445,960
Assura PLC	392,032	387,003
Aston Martin Lagonda Global Holdings PLC (a)(b)(c)	159,944	112,410
AstraZeneca PLC (United Kingdom)	251,081	25,209,914
Auto Trader Group PLC (c)	180,428	1,356,535
Avast PLC (c)	137,605	845,700
Aveva Group PLC	13,087	727,336
Aviva PLC	714,142	2,382,075
Babcock International Group PLC	65,672	184,790
BAE Systems PLC	594,019	3,053,492
Balfour Beatty PLC	114,670	317,313
Bank of Georgia Group PLC (a)	14,643	170,161
Barclays PLC (a)	3,305,232	4,581,300
Barratt Developments PLC	200,120	1,250,908
BBA Aviation PLC	133,899	410,074
Beazley PLC	103,027	392,406
Bellway PLC	24,706	747,355
Berkeley Group Holdings PLC	22,286	1,171,317
BHP Billiton PLC	399,888	7,746,774
Biffa PLC (c)	77,484	217,826
Big Yellow Group PLC	24,323	346,615
Blue Prism Group PLC (a)(b)	13,650	273,034
Bodycote PLC	28,838	243,024
BP PLC	3,862,091	9,850,977
Brewin Dolphin Holding PLC	87,289	274,791
British American Tobacco PLC (United Kingdom)	434,866	13,783,250
British Land Co. PLC	185,759	838,909
Britvic PLC	65,192	623,287
BT Group PLC	1,708,472	2,244,312
Bunzl PLC	60,345	1,876,247
Burberry Group PLC	76,094	1,336,426
Cairn Energy PLC (a)	132,815	239,166
Capita Group PLC (a)	284,069	90,862
Capital & Counties Properties PLC	99,069	134,248
Carnival PLC	27,306	308,696
Carphone Warehouse Group PLC	252,735	314,485
Centrica PLC	1,029,125	495,695
Ceres Power Holdings PLC (a)	23,474	213,482
Cineworld Group PLC (b)	190,084	70,207
Civitas Social Housing PLC	185,403	249,797
Clinigen Group PLC	21,670	169,002
Close Brothers Group PLC	43,457	606,335
Coats Group PLC (a)	395,740	291,203
Coca-Cola European Partners PLC	42,597	1,521,139
Compass Group PLC	342,084	4,682,359
Computacenter PLC	16,104	474,419
ConvaTec Group PLC (c)	305,533	715,243
Countryside Properties PLC (c)	87,983	384,347
Craneware PLC	6,621	133,380
Cranswick PLC	13,021	542,835
Crest Nicholson PLC	74,252	211,433
Croda International PLC	22,137	1,730,460
Custodian (REIT) PLC	176,590	195,143
CVS Group PLC	20,056	320,884
CYBG PLC (a)	226,035	272,799
Daily Mail & General Trust PLC Class A	23,532	206,083
Dart Group PLC	20,280	223,450
Dechra Pharmaceuticals PLC	23,539	1,064,878
Derwent London PLC	24,151	831,625
Diageo PLC	444,253	14,357,315
Dialog Semiconductor PLC (a)	13,451	513,522
Diploma PLC	25,447	733,836
Direct Line Insurance Group PLC	282,728	965,132
Diversified Gas & Oil PLC	168,964	244,722
Domino's Pizza UK & IRL PLC	101,354	435,142
Drax Group PLC	66,830	256,099
DS Smith PLC	274,661	1,007,336
Dunelm Group PLC	20,699	349,407
easyJet PLC	38,137	249,898
Electrocomponents PLC	104,910	923,515
Elementis PLC	130,428	125,713
EMIS Group PLC	19,237	248,218
Empiric Student Property PLC	182,726	127,830
Equiniti Group PLC (c)	53,086	71,111
Essentra PLC	86,347	275,853
Euromoney Publications PLC	28,566	304,940
Evraz PLC	88,366	411,549
Ferrexpo PLC	47,083	116,197
Fever-Tree Drinks PLC	18,454	481,729
First Derivatives PLC	3,264	124,318
Firstgroup PLC (a)	207,341	110,184
Forterra PLC (c)	76,777	179,633
Frontier Developments PLC (a)	2,458	83,111
Funding Circle Holdings PLC (a)(c)	38,228	39,223
Future PLC	17,963	461,698
G4S PLC (United Kingdom)	309,090	817,270
Games Workshop Group PLC	6,448	866,246
GB Group PLC (a)	44,802	515,984
GCP Student Living PLC	128,039	185,779
Genus PLC	14,534	772,357
GlaxoSmithKline PLC	947,955	15,829,423
Grainger Trust PLC	170,430	617,335
Great Portland Estates PLC	62,730	468,909
Greggs PLC	24,547	409,274
Halfords Group PLC	48,161	150,054
Halma PLC	77,091	2,364,955
Hammerson PLC (b)	663,725	140,199
Hargreaves Lansdown PLC	61,037	1,069,468
Hastings Group Holdings PLC (c)	58,232	188,146
Hays PLC	277,519	383,974
Helical Bar PLC	50,560	222,702
Hikma Pharmaceuticals PLC	32,481	1,056,186
Hill & Smith Holdings PLC	12,445	193,470
Hochschild Mining PLC	41,759	119,017
HomeServe PLC	67,706	969,230
Howden Joinery Group PLC	95,735	789,789
HSBC Holdings PLC (United Kingdom)	3,881,939	16,267,632
Hunting PLC	19,538	35,310
Ibstock PLC (a)(c)	131,633	273,872
IG Group Holdings PLC	66,392	654,542
IMI PLC	44,326	593,768
Imperial Brands PLC	177,659	2,817,125
Inchcape PLC (a)	69,297	445,101
Indivior PLC (a)	133,486	190,743
Informa PLC	286,263	1,550,169
IntegraFin Holdings PLC	76,090	479,565
InterContinental Hotel Group PLC	34,182	1,734,114
Intermediate Capital Group PLC	51,557	782,135
International Quantum Epitaxy PLC (a)(b)	166,890	118,481
Intertek Group PLC	32,037	2,312,599
Investec PLC	134,673	250,101
iomart Group PLC	10,748	43,721
ITE Group PLC	81,099	53,583
ITM Power PLC (a)(b)	64,057	191,697
ITM Power PLC rights 11/10/20(a)	400	0
ITV PLC	724,258	676,872
J Sainsbury PLC	363,167	948,493
J.D. Weatherspoon PLC	21,360	238,532
Jackpotjoy PLC	22,600	340,214
John David Group PLC	78,585	754,593
John Laing Group PLC (c)	105,137	383,281
John Wood Group PLC	119,814	329,220
Johnson Matthey PLC	40,733	1,134,019
JRP Group PLC (a)	156,636	85,430
Jupiter Fund Management PLC	129,235	388,758
Kainos Group PLC	17,494	279,667
KAZ Minerals PLC	61,169	499,240
Keller Group PLC	9,943	65,436
Keywords Studios PLC	16,257	445,650
Kingfisher PLC	406,141	1,510,434
Land Securities Group PLC	133,245	879,148
Learning Technologies Group PLC	131,317	214,012
Legal & General Group PLC	1,089,107	2,607,414
Lloyds Banking Group PLC	13,480,918	4,908,499
London Stock Exchange Group PLC	59,177	6,379,158
Londonmetric Properity PLC	189,968	531,091
LXI REIT PLC	170,420	241,532
M&G PLC	466,100	885,520
Marks & Spencer Group PLC	398,114	459,746
Marshalls PLC	30,185	261,806
McCarthy & Stone PLC (a)(c)	131,285	199,674
Mediclinic International PLC (London)	92,314	337,969
Meggitt PLC	137,082	485,353
Melrose Industries PLC	942,484	1,460,912
Micro Focus International PLC	75,235	211,113
Mitchells & Butlers PLC (a)	52,908	107,474
Mitie Group PLC	182,624	66,718
Mondi PLC	88,686	1,680,880
Moneysupermarket.com Group PLC	140,588	442,944
Morgan Advanced Materials PLC	82,475	267,116
Morgan Sindall PLC	13,366	191,165
National Express Group PLC Class L (a)	96,611	187,364
National Grid PLC	662,723	7,890,145
NCC Group Ltd.	100,850	238,569
Network International Holdings PLC (a)(c)	93,279	268,755
Next PLC	26,542	2,008,093
Ninety One PLC (a)	113,922	304,027
NMC Health PLC (a)	17,953	4,919
Northgate PLC	82,720	190,751
Ocado Group PLC (a)	87,369	2,576,126
On The Beach Group PLC (c)	37,490	104,422
OneSavings Bank PLC (a)	77,261	308,082
P2P Global Investments PLC	11,594	130,374
Pagegroup PLC	55,059	255,072
Paragon Banking Group PLC	80,759	308,848
Pearson PLC (b)	132,781	877,255
Pennon Group PLC	77,900	1,001,726
Persimmon PLC	61,675	1,866,463
Petropavlovsk PLC (a)(b)	404,028	139,753
Pets At Home Group PLC	100,200	500,544
Phoenix Group Holdings PLC	93,922	805,982
Polypipe Group PLC	70,770	421,740
Premier Foods PLC (a)	134,820	161,385
Primary Health Properties PLC	281,664	525,450
Provident Financial PLC (a)	72,596	219,132
Prudential PLC	495,372	6,058,649
PZ Cussons PLC Class L	76,203	229,033
QinetiQ Group PLC	100,390	307,451
Quilter PLC (c)	472,790	748,474
Rathbone Brothers PLC	14,731	276,718
Reckitt Benckiser Group PLC	133,401	11,751,099
Redrow PLC	45,635	245,703
RELX PLC (London Stock Exchange)	362,782	7,179,007
Renishaw PLC	7,828	567,399
Rentokil Initial PLC (a)	340,823	2,322,480
Restore PLC	43,226	179,198
Rightmove PLC	167,573	1,341,621
Rio Tinto PLC	212,283	12,007,029
Rolls-Royce Holdings PLC (b)	384,142	354,928
Rolls-Royce Holdings PLC rights 11/6/20 (a)(b)	1,280,473	646,953
Rotork PLC	191,263	696,265
Royal Bank of Scotland Group PLC	904,081	1,454,676
Royal Dutch Shell PLC:
Class A (United Kingdom)	800,455	10,069,318
Class B (United Kingdom)	687,134	8,286,383
Royal Mail PLC	179,599	528,162
RSA Insurance Group PLC	206,336	1,132,318
RWS Holdings PLC (b)	46,173	334,378
Sabre Insurance Group PLC (c)	68,008	201,759
Safestore Holdings PLC	48,465	504,489
Saga PLC	27,715	49,549
Sage Group PLC	202,288	1,665,679
Savills PLC	20,105	216,573
Schroders PLC	21,544	729,574
Scottish & Southern Energy PLC	192,771	3,134,172
Segro PLC	202,285	2,363,783
Senior Engineering Group PLC	78,146	55,479
Serco Group PLC (a)	246,812	413,750
Severn Trent PLC	42,077	1,324,611
Shaftesbury PLC	41,888	246,910
Shaftesbury PLC rights 11/11/20 (a)	5,055	3,602
Smart Metering Systems PLC	24,587	185,063
Smith & Nephew PLC	162,597	2,823,357
Smiths Group PLC	74,585	1,284,628
Softcat PLC	30,876	449,998
Spectris PLC	26,418	847,399
Spirax-Sarco Engineering PLC	12,812	1,872,248
Spire Healthcare Group PLC (c)	40,525	62,475
Spirent Communications PLC	133,915	502,245
Sports Direct International PLC (a)	51,038	247,817
SSP Group PLC	93,254	225,553
St. James's Place Capital PLC	96,294	1,121,742
St. Modwen Properties PLC	29,677	127,450
Standard Chartered PLC (United Kingdom)	512,246	2,334,596
Standard Life PLC	462,389	1,344,811
Synthomer PLC	56,730	277,218
TalkTalk Telecom Group PLC	194,348	242,210
Tate & Lyle PLC	112,693	868,955
Taylor Wimpey PLC	722,968	990,928
Telecom Plus PLC	19,977	344,207
Tesco PLC	1,813,992	4,828,027
The Go-Ahead Group PLC	11,430	86,624
The Restaurant Group PLC	98,795	51,836
The Weir Group PLC	49,922	927,101
TI Fluid Systems PLC (c)	32,860	81,735
TORM PLC	5,230	33,383
Trainline PLC (a)(c)	92,683	330,195
Travis Perkins PLC	43,493	598,104
Tritax Big Box REIT PLC	371,537	753,757
Tullett Prebon PLC	98,962	244,616
Tullow Oil PLC (b)	241,834	62,941
Ultra Electronics Holdings PLC	15,498	377,460
Unilever PLC	220,805	12,597,769
Unite Group PLC	49,768	537,072
United Utilities Group PLC	121,724	1,361,525
Urban & Civic PLC	65,170	173,077
Vectura Group PLC	170,359	227,321
Vesuvius PLC	32,476	167,954
Victoria PLC (a)	19,921	121,296
Victrex PLC	22,341	533,994
Vistry Group PLC	40,065	282,878
Vodafone Group PLC	5,053,495	6,741,206
WH Smith PLC	30,304	391,411
Whitbread PLC	35,826	996,478
William Hill PLC	174,422	619,456
WM Morrison Supermarkets PLC	480,639	1,014,326
Wolverhampton & Dudley Breweries PLC	147,334	92,229
Workspace Group PLC	39,707	317,387

TOTAL UNITED KINGDOM		378,463,906

United States of America - 0.1%
Avita Therapeutics, Inc. unit (a)	18,843	78,548
Fiverr International Ltd. (a)	2,271	332,520
Southern Copper Corp.	19,245	1,007,283
Yum China Holdings, Inc.	78,284	4,167,057

TOTAL UNITED STATES OF AMERICA		5,585,408

TOTAL COMMON STOCKS
(Cost $4,620,617,410)		4,595,800,740

Nonconvertible Preferred Stocks - 1.0%
Brazil - 0.4%
Azul SA (a)	53,400	209,861
Banco ABC Brasil SA (a)	198	421
Banco ABC Brasil SA	15,475	32,903
Banco Bradesco SA (PN)	742,886	2,610,093
Banco do Estado Rio Grande do Sul SA	38,500	80,517
Banco Inter SA (c)	5	14
Banco Pan SA	62,800	81,647
Bradespar SA (PN)	41,779	340,322
Braskem SA (PN-A)	33,900	134,939
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	70,811	382,442
Cia de Saneamento do Parana	46,500	38,575
Companhia Energetica de Minas Gerais (CEMIG) (PN)	182,103	325,300
Companhia Energetica de Sao Paulo Series B	59,300	275,730
Companhia Paranaense de Energia-Copel (PN-B)	19,300	207,734
Gerdau SA	203,103	771,996
Gol Linhas Aereas Inteligentes SA (PN) (a)	30,900	84,494
Itau Unibanco Holding SA	934,760	3,825,088
Itausa-Investimentos Itau SA (PN)	849,932	1,346,453
Lojas Americanas SA (PN)	184,048	745,115
Marcopolo SA (PN)	156,656	66,889
Metalurgica Gerdau SA (PN)	213,400	364,472
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	972,886	3,211,332
Telefonica Brasil SA	83,800	621,276
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	80,100	152,161

TOTAL BRAZIL		15,909,774

Chile - 0.0%
Embotelladora Andina SA Class B	64,793	134,898
Sociedad Quimica y Minera de Chile SA (PN-B)	21,577	788,246

TOTAL CHILE		923,144

Colombia - 0.0%
Bancolombia SA (PN)	71,459	452,348
Germany - 0.3%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	9,544	493,525
Draegerwerk AG & Co. KGaA (non-vtg.)	1,692	135,971
Fuchs Petrolub AG	13,458	692,471
Henkel AG & Co. KGaA	32,346	3,146,346
Jungheinrich AG	8,199	297,928
Porsche Automobil Holding SE (Germany)	29,700	1,591,145
Sartorius AG (non-vtg.)	6,908	2,923,699
Sixt AG Preference Shares	2,910	138,277
Sto SE & Co. KGaA	572	71,548
Volkswagen AG	34,297	4,996,995

TOTAL GERMANY		14,487,905

Italy - 0.0%
Buzzi Unicem SpA (Risparmio Shares)	12,897	182,950
Danieli & C. Officine Meccaniche SpA	7,847	70,919

TOTAL ITALY		253,869

Korea (South) - 0.3%
AMOREPACIFIC Corp.	1,738	80,776
Daishin Securities Co. Ltd.	7,278	63,971
Hyundai Motor Co.	5,997	417,462
Hyundai Motor Co. Series 2	13,912	983,586
LG Chemical Ltd.	1,369	378,762
LG Household & Health Care Ltd.	464	282,790
Samsung Electronics Co. Ltd.	199,625	8,860,817

TOTAL KOREA (SOUTH)		11,068,164

Russia - 0.0%
Surgutneftegas OJSC	1,167,155	532,644
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $52,807,277)		43,627,848
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.13% 11/5/20 to 2/4/21 (Cost $5,918,673)(f)	5,920,000	5,918,693
	Shares	Value

Money Market Funds - 0.8%
Fidelity Securities Lending Cash Central Fund 0.11% (g)(h)
(Cost $37,898,553)	37,894,763	37,898,553
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $4,717,241,913)		4,683,245,834
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(26,980,277)
NET ASSETS - 100%		$4,656,265,557
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	118	Dec. 2020	$10,525,010	$(252,023)	$(252,023)
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	95	Dec. 2020	5,234,025	70,891	70,891
TME S&P/TSX 60 Index Contracts (Canada)	8	Dec. 2020	1,111,341	(19,198)	(19,198)
TOTAL FUTURES CONTRACTS					$(200,330)

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $109,413,024.

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $113,266,609 or 2.4% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,293,663.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$548,333
Fidelity Securities Lending Cash Central Fund	864,349
Total	$1,412,682

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$344,079,120	$102,825,671	$241,251,276	$2,173
Consumer Discretionary	656,564,466	387,359,583	269,203,652	1,231
Consumer Staples	420,187,723	153,844,128	266,290,664	52,931
Energy	172,466,517	70,574,186	101,892,068	263
Financials	749,599,073	360,962,886	387,786,294	849,893
Health Care	451,087,061	109,426,440	341,544,247	116,374
Industrials	587,579,656	279,916,560	307,660,544	2,552
Information Technology	547,731,047	172,324,246	375,395,456	11,345
Materials	378,746,059	207,875,649	170,870,410	--
Real Estate	176,381,761	95,526,726	80,433,698	421,337
Utilities	155,006,105	108,525,554	46,480,551	--
Government Obligations	5,918,693	--	5,918,693	--
Money Market Funds	37,898,553	37,898,553	--	--
Total Investments in Securities:	$4,683,245,834	$2,087,060,182	$2,594,727,553	$1,458,099
Derivative Instruments:
Assets
Futures Contracts	$70,891	$70,891	$--	$--
Total Assets	$70,891	$70,891	$--	$--
Liabilities
Futures Contracts	$(271,221)	$(271,221)	$--	$--
Total Liabilities	$(271,221)	$(271,221)	$--	$--
Total Derivative Instruments:	$(200,330)	$(200,330)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$70,891	$(271,221)
Total Equity Risk	70,891	(271,221)
Total Value of Derivatives	$70,891	$(271,221)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $35,904,358) — See accompanying schedule: Unaffiliated issuers (cost $4,679,343,360)	$4,645,347,281
Fidelity Central Funds (cost $37,898,553)	37,898,553
Total Investment in Securities (cost $4,717,241,913)		$4,683,245,834
Foreign currency held at value (cost $10,231,455)		10,223,483
Receivable for investments sold		21,992,029
Receivable for fund shares sold		6,136,111
Dividends receivable		13,311,396
Distributions receivable from Fidelity Central Funds		73,661
Other receivables		1,821
Total assets		4,734,984,335
Liabilities
Payable to custodian bank	$439,264
Payable for investments purchased
Regular delivery	268,578
Delayed delivery	20,451
Payable for fund shares redeemed	5,348,977
Accrued management fee	243,973
Notes payable to affiliates	33,621,000
Payable for daily variation margin on futures contracts	117,434
Other payables and accrued expenses	759,266
Collateral on securities loaned	37,899,835
Total liabilities		78,718,778
Net Assets		$4,656,265,557
Net Assets consist of:
Paid in capital		$4,650,183,075
Total accumulated earnings (loss)		6,082,482
Net Assets		$4,656,265,557
Net Asset Value and Maximum Offering Price

Net Asset Value, offering price and redemption price per share ($4,656,265,557 ÷ 403,623,014 shares)		$11.54

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$103,315,194
Non-Cash dividends		5,592,100
Interest		32,312
Income from Fidelity Central Funds (including $864,349 from security lending)		1,412,682
Income before foreign taxes withheld		110,352,288
Less foreign taxes withheld		(10,941,399)
Total income		99,410,889
Expenses
Management fee	$2,410,986
Independent trustees' fees and expenses	12,527
Interest	1,731
Commitment fees	9,060
Total expenses before reductions	2,434,304
Expense reductions	(6,492)
Total expenses after reductions		2,427,812
Net investment income (loss)		96,983,077
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $46,887)	(42,051,882)
Fidelity Central Funds	(1,494)
Foreign currency transactions	(112,963)
Futures contracts	21,635,329
Total net realized gain (loss)		(20,531,010)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $432,979)	(133,761,890)
Assets and liabilities in foreign currencies	249,322
Futures contracts	(666,231)
Total change in net unrealized appreciation (depreciation)		(134,178,799)
Net gain (loss)		(154,709,809)
Net increase (decrease) in net assets resulting from operations		$(57,726,732)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$96,983,077	$78,385,566
Net realized gain (loss)	(20,531,010)	(2,952,973)
Change in net unrealized appreciation (depreciation)	(134,178,799)	195,197,421
Net increase (decrease) in net assets resulting from operations	(57,726,732)	270,630,014
Distributions to shareholders	(89,709,041)	(29,366,688)
Share transactions - net increase (decrease)	1,548,994,741	1,751,970,675
Total increase (decrease) in net assets	1,401,558,968	1,993,234,001
Net Assets
Beginning of period	3,254,706,589	1,261,472,588
End of period	$4,656,265,557	$3,254,706,589

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total International Index Fund

Years ended October 31,	2020	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.09	$11.14	$12.39	$10.09	$10.00
Income from Investment Operations
Net investment income (loss)B	.27	.37	.34	.31	.08
Net realized and unrealized gain (loss)	(.50)	.81	(1.36)	2.04	.01
Total from investment operations	(.23)	1.18	(1.02)	2.35	.09
Distributions from net investment income	(.32)	(.23)	(.17)	(.04)	–
Distributions from net realized gain	–	–	(.06)	(.01)	–
Total distributions	(.32)	(.23)	(.23)	(.05)	–
Redemption fees added to paid in capitalB	–	–	–C	–C	–C
Net asset value, end of period	$11.54	$12.09	$11.14	$12.39	$10.09
Total ReturnD,E	(1.97)%	10.88%	(8.42)%	23.37%	.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	.06%	.06%	.06%	.06%	.10%H
Expenses net of fee waivers, if any	.06%	.06%	.06%	.06%	.06%H
Expenses net of all reductions	.06%	.06%	.06%	.06%	.06%H
Net investment income (loss)	2.41%	3.25%	2.81%	2.65%	2.09%H
Supplemental Data
Net assets, end of period (000 omitted)	$4,656,266	$3,254,707	$589,295	$135,488	$1,289
Portfolio turnover rateI	4%	4%	3%	2%	1%J

 A For the period June 7, 2016 (commencement of operations) to October 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Total International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective after the close of business November 9, 2018, the Fund's publicly offered shares classes were consolidated into a single share class. The surviving class is Fidelity Total International Index Fund (formerly Institutional Premium Class). All prior fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the period November 1, 2018 through November 9, 2018.

Effective January 1, 2020, investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$700,995,746
Gross unrealized depreciation	(759,385,921)
Net unrealized appreciation (depreciation)	$(58,390,175)
Tax Cost	$4,741,616,810

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$75,439,310
Capital loss carryforward	$(10,390,911)
Net unrealized appreciation (depreciation) on securities and other investments	$(58,208,376)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(10,390,911)
Total capital loss carryforward	$(10,390,911)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$89,709,041	$ 29,366,688

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total International Index Fund	1,748,698,577	150,821,224

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .06% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Total International Index Fund	Borrower	$17,145,700.33%		$1,582

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Total International Index Fund	$9,060

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Total International Index Fund	$5,460	$6,555	$780,508

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Total International Index Fund	$9,097,000.59%		$149

10. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $6,492.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Fidelity Total International Index Fund	89,709,041	29,366,688
Total	$89,709,041	$29,366,688

12. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Investor Class
Shares sold	–	18,656	$–	$212,470
Shares redeemed	–	(1,838,722)	–	(20,778,358)
Net increase (decrease)	–	(1,820,066)	$–	$(20,565,888)
Premium Class
Shares sold	–	749,820	$–	$8,552,900
Shares redeemed	–	(50,634,660)	–	(572,404,366)
Net increase (decrease)	–	(49,884,840)	$–	$(563,851,466)
Institutional Class
Shares sold	–	11,248	$–	$127,638
Shares redeemed	–	(8,685,711)	–	(98,214,683)
Net increase (decrease)	–	(8,674,463)	$–	$(98,087,045)
Fidelity Total International Index Fund
Shares sold	249,286,015	262,446,248	$2,811,867,157	$2,966,946,794
Reinvestment of distributions	7,099,791	2,613,038	85,197,461	27,959,510
Shares redeemed	(121,913,996)	(48,824,886)	(1,348,069,877)	(560,431,230)
Net increase (decrease)	134,471,810	216,234,400	$1,548,994,741	$2,434,475,074

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Total International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Total International Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period June 7, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period June 7, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Total International Index Fund	.06%
Actual		$1,000.00	$1,135.80	$.32
Hypothetical-C		$1,000.00	$1,024.83	$.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 75% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3011 and $0.0264 for the dividend paid December 9, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's and Geode's investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one- and three-year periods. Due to the characteristics of the fund, no peer group performance information was considered by the Board. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Total International Index Fund

The Board considered that effective July 1, 2016, the fund's management fee rate was reduced from 0.20% to 0.06%. The Board considered that the chart below reflects the fund's lower management fee rate for 2016, as if the lower fee rate were in effect for the entire period.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

At its September 2020 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective October 1, 2020) that lowered the sub-advisory fee rate that FMR pays to Geode.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2019.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

TI1-I-ANN-1220
1.9879613.104

Fidelity Flex® Funds

Fidelity Flex® International Index Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity Flex® International Index Fund	(2.24)%	4.51%

 A From March 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® International Index Fund on March 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$11,745	Fidelity Flex® International Index Fund
$11,803	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2020, the fund returned -2.24%, compared with a return of -2.46% for the benchmark MSCI ACWI (All Country World Index) ex USA Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) Individually, several stocks in the energy sector – by far the weakest performer of the 12 months – were notable detractors, as oil-price weakness and sluggish demand amid the pandemic hampered U.K.-based Royal Dutch Shell, which returned roughly -55%, and BP (-57%), as well as France's Total (-39%). Another individual detractor was British multinational investment bank HSBC Holdings (-45%). The firm suspended its dividend in late March, partly as lower interest rates made lending less profitable. Weak profits along with heightened concern about bad debts at the company also weighed on HSBC's share price. Elsewhere, slumping demand for air-travel weighed on the shares of Dutch aircraft manufacturer Airbus (-49%). On the positive side, Chinese e-commerce and cloud-computing company Alibaba Group (+72%) was the top contributor, driven by favorable quarterly financial results announced in mid-August. Chinese entertainment conglomerate Tencent Holding (+87%) generated strong earnings and revenue growth. Another contributor was Taiwan Semiconductor, whose shares rose 58%, aided by strong customer demand for chip manufacturing services among global technology companies. Also adding value was Chinese shopping platform Meituan (+211%), which benefited from strong demand amid consumers' transition to working and shopping from home.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.6
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.7
Nestle SA (Reg. S) (Switzerland, Food Products)	1.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.0
Novartis AG (Switzerland, Pharmaceuticals)	0.8
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	0.7
Toyota Motor Corp. (Japan, Automobiles)	0.6
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	0.6
12.6

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	17.6
Consumer Discretionary	13.9
Information Technology	11.3
Industrials	10.2
Health Care	9.7
Consumer Staples	8.9
Communication Services	7.3
Materials	7.2
Energy	4.0
Utilities	2.9

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	15.9%
Cayman Islands	8.8%
United Kingdom	7.4%
Canada	6.4%
Switzerland	6.2%
France	5.9%
Germany	5.4%
United States of America	4.3%
Australia	4.0%
Other*	35.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value
Argentina - 0.0%
Telecom Argentina SA Class B sponsored ADR	2,179	$13,967
YPF SA Class D sponsored ADR (a)	4,233	13,630

TOTAL ARGENTINA		27,597

Australia - 4.0%
Afterpay Ltd. (a)	5,621	382,729
AGL Energy Ltd.	15,595	136,683
AMP Ltd.	83,467	89,818
Ampol Ltd.	6,594	120,236
APA Group unit	29,819	219,836
Aristocrat Leisure Ltd.	14,625	294,500
ASX Ltd.	5,091	285,069
Aurizon Holdings Ltd.	47,491	125,930
Australia & New Zealand Banking Group Ltd.	73,258	972,180
BHP Billiton Ltd.	77,108	1,848,404
BlueScope Steel Ltd.	12,364	127,704
Brambles Ltd.	40,864	275,600
Cimic Group Ltd.	2,368	35,789
Coca-Cola Amatil Ltd.	12,338	107,857
Cochlear Ltd.	1,665	248,510
Coles Group Ltd.	35,295	440,915
Commonwealth Bank of Australia	46,261	2,246,043
Computershare Ltd.	14,282	122,053
Crown Ltd.	11,495	66,923
CSL Ltd.	11,881	2,405,396
DEXUS Property Group unit	30,687	185,658
Evolution Mining Ltd.	42,896	168,171
Fortescue Metals Group Ltd.	44,333	542,347
Goodman Group unit	43,275	560,115
Insurance Australia Group Ltd.	58,889	197,674
Lendlease Group unit	18,340	154,279
Macquarie Group Ltd.	8,791	783,805
Magellan Financial Group Ltd.	3,528	136,740
Medibank Private Ltd.	74,987	140,764
Mirvac Group unit	111,361	165,145
National Australia Bank Ltd.	82,580	1,080,393
Newcrest Mining Ltd.	21,287	441,439
Northern Star Resources Ltd.	18,732	197,883
Orica Ltd.	11,557	124,062
Origin Energy Ltd.	46,270	130,158
Qantas Airways Ltd.	25,000	73,548
QBE Insurance Group Ltd.	37,368	216,087
Ramsay Health Care Ltd.	4,676	204,876
realestate.com.au Ltd.	1,290	107,279
Rio Tinto Ltd.	9,824	639,089
Santos Ltd.	45,494	151,240
Scentre Group unit	141,395	208,659
SEEK Ltd.	9,734	147,172
Sonic Healthcare Ltd.	11,389	278,951
South32 Ltd.	132,967	189,742
SP AusNet	44,867	63,073
Stockland Corp. Ltd. unit	66,152	178,880
Suncorp Group Ltd.	32,239	186,190
Sydney Airport unit	32,003	122,702
Tabcorp Holdings Ltd.	66,566	153,809
Telstra Corp. Ltd.	104,851	197,454
The GPT Group unit	55,175	156,269
TPG Telecom Ltd. (a)	9,007	45,462
Transurban Group unit	72,603	687,527
Treasury Wine Estates Ltd.	19,529	125,900
Vicinity Centres unit	94,770	80,536
Washington H. Soul Pattinson & Co. Ltd.	2,599	46,282
Wesfarmers Ltd.	29,312	948,819
Westpac Banking Corp.	92,954	1,176,506
WiseTech Global Ltd.	3,502	71,425
Woodside Petroleum Ltd.	25,011	308,492
Woolworths Group Ltd.	32,774	881,631

TOTAL AUSTRALIA		23,208,408

Austria - 0.1%
Andritz AG	1,810	60,964
Erste Group Bank AG	7,796	159,620
OMV AG	3,967	91,017
Raiffeisen International Bank-Holding AG	3,728	53,578
Verbund AG	1,670	96,042
Voestalpine AG	2,898	80,497

TOTAL AUSTRIA		541,718

Bailiwick of Jersey - 0.4%
Experian PLC	23,799	871,850
Ferguson PLC	5,938	589,768
Glencore Xstrata PLC	264,303	533,162
Polymetal International PLC	6,467	136,302
WPP PLC	32,965	263,301

TOTAL BAILIWICK OF JERSEY		2,394,383

Belgium - 0.5%
Ageas	4,761	191,576
Anheuser-Busch InBev SA NV	20,004	1,034,731
Colruyt NV	1,363	80,673
Elia System Operator SA/NV	750	72,587
Galapagos Genomics NV (a)	1,085	126,823
Groupe Bruxelles Lambert SA	2,850	233,277
KBC Groep NV	6,628	326,758
Proximus	3,717	72,273
Sofina SA	376	97,654
Solvay SA Class A	2,057	166,979
Telenet Group Holding NV	1,109	42,623
UCB SA	3,342	329,674
Umicore SA	5,265	202,597

TOTAL BELGIUM		2,978,225

Bermuda - 0.3%
Alibaba Health Information Technology Ltd. (a)	82,000	214,189
Alibaba Pictures Group Ltd. (a)	290,000	37,781
Beijing Enterprises Water Group Ltd.	120,000	45,508
Brilliance China Automotive Holdings Ltd.	74,000	63,858
Cheung Kong Infrastructure Holdings Ltd.	16,000	75,331
China Gas Holdings Ltd.	66,800	204,644
China Resource Gas Group Ltd.	24,000	104,018
Cosco Shipping Ports Ltd.	43,757	25,568
Credicorp Ltd. (United States)	1,678	192,433
Dairy Farm International Holdings Ltd.	8,465	31,886
GOME Electrical Appliances Holdings Ltd. (a)	238,000	26,402
Haier Electronics Group Co. Ltd.	38,000	144,108
Hongkong Land Holdings Ltd.	28,109	103,193
Jardine Matheson Holdings Ltd.	6,035	267,505
Jardine Strategic Holdings Ltd.	5,479	118,632
Kerry Properties Ltd.	15,500	37,908
Kunlun Energy Co. Ltd.	96,000	61,916
Luye Pharma Group Ltd. (b)	44,500	25,716
Neo-China Group (Holdings) Ltd.	2,400	223
Nine Dragons Paper (Holdings) Ltd.	41,000	54,473
Shenzhen International Holdings Ltd.	27,143	42,154

TOTAL BERMUDA		1,877,446

Brazil - 1.0%
Ambev SA	120,300	255,362
Atacadao SA	9,700	31,190
B2W Companhia Global do Varejo (a)	6,227	81,653
Banco Bradesco SA	37,610	119,097
Banco do Brasil SA	20,800	108,025
Banco Santander SA (Brasil) unit	14,000	78,199
BB Seguridade Participacoes SA	16,900	69,745
BM&F BOVESPA SA	55,200	491,109
Brasil Foods SA (a)	13,800	40,357
BTG Pactual Participations Ltd. unit	5,600	70,757
CCR SA	29,200	56,792
Centrais Eletricas Brasileiras SA (Electrobras)	7,700	41,681
Cielo SA	29,640	17,408
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	3,900	42,107
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	10,500	77,772
Companhia Siderurgica Nacional SA (CSN)	16,800	60,139
Cosan SA Industria e Comercio	5,200	58,897
CPFL Energia SA	5,300	25,743
Drogasil SA	27,000	113,215
Energisa SA unit	4,300	31,452
ENGIE Brasil Energia SA	6,450	44,840
Equatorial Energia SA	23,900	83,013
Hapvida Participacoes e Investimentos SA (b)	5,400	60,579
Hypermarcas SA	9,200	44,734
IRB Brasil Resseguros SA	29,768	31,854
JBS SA	26,500	89,827
Klabin SA unit	16,800	69,508
Kroton Educacional SA	43,200	32,299
Localiza Rent A Car SA	14,730	155,773
Lojas Renner SA	23,730	154,879
Magazine Luiza SA	74,132	318,210
Multiplan Empreendimentos Imobiliarios SA	6,500	21,489
Natura & Co. Holding SA	22,993	184,731
Notre Dame Intermedica Participacoes SA	12,500	143,235
Petrobras Distribuidora SA	18,500	61,839
Petroleo Brasileiro SA - Petrobras (ON)	101,344	335,579
Porto Seguro SA	2,300	19,008
Rumo SA (a)	38,200	122,097
Sul America SA unit	7,100	49,483
Suzano Papel e Celulose SA (a)	20,422	178,134
TIM SA	20,500	42,337
Ultrapar Participacoes SA	22,800	65,087
Vale SA	97,373	1,027,533
Via Varejo SA (a)	32,700	97,793
Weg SA	21,180	279,905

TOTAL BRAZIL		5,584,466

Canada - 6.1%
Agnico Eagle Mines Ltd. (Canada)	6,425	508,628
Air Canada (a)	3,424	37,856
Algonquin Power & Utilities Corp.	17,184	260,540
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	22,604	696,121
AltaGas Ltd.	6,905	87,537
ATCO Ltd. Class I (non-vtg.)	1,921	53,479
B2Gold Corp.	26,674	171,580
Bank of Montreal	16,847	1,003,132
Bank of Nova Scotia	31,345	1,302,219
Barrick Gold Corp. (Canada)	46,727	1,249,280
Bausch Health Cos., Inc. (Canada) (a)	8,831	145,493
BCE, Inc.	4,465	179,431
BlackBerry Ltd. (a)	16,634	74,661
Brookfield Asset Management, Inc. (Canada) Class A	35,066	1,042,005
CAE, Inc.	6,540	111,773
Cameco Corp.	9,690	92,078
Canadian Apartment Properties (REIT) unit	2,087	67,092
Canadian Imperial Bank of Commerce	11,531	860,130
Canadian National Railway Co.	18,500	1,837,781
Canadian Natural Resources Ltd.	31,539	501,859
Canadian Pacific Railway Ltd.	3,539	1,057,583
Canadian Tire Ltd. Class A (non-vtg.)	1,433	160,025
Canadian Utilities Ltd. Class A (non-vtg.)	3,261	76,220
CCL Industries, Inc. Class B	3,690	140,698
Cenovus Energy, Inc. (Canada)	25,570	83,679
CGI Group, Inc. Class A (sub. vtg.) (a)	5,900	366,098
CI Financial Corp.	5,314	61,943
Constellation Software, Inc.	533	559,520
Cronos Group, Inc. (a)	4,693	24,904
Dollarama, Inc.	7,504	258,413
Emera, Inc.	6,451	257,352
Empire Co. Ltd. Class A (non-vtg.)	4,705	128,370
Enbridge, Inc.	52,478	1,445,971
Fairfax Financial Holdings Ltd. (sub. vtg.)	722	189,802
First Capital Realty, Inc. unit	2,777	24,637
First Quantum Minerals Ltd.	15,936	183,127
Fortis, Inc.	11,945	471,865
Franco-Nevada Corp.	5,030	685,580
George Weston Ltd.	1,932	135,485
Gildan Activewear, Inc.	4,877	101,032
Great-West Lifeco, Inc.	6,864	139,877
Hydro One Ltd. (b)	10,125	221,226
iA Financial Corp, Inc.	2,640	91,983
IGM Financial, Inc.	2,086	45,797
Imperial Oil Ltd.	6,353	84,497
Intact Financial Corp.	3,810	393,554
Inter Pipeline Ltd.	11,102	98,829
Keyera Corp.	5,360	76,077
Kinross Gold Corp.	34,033	270,772
Kirkland Lake Gold Ltd.	7,014	319,560
Loblaw Companies Ltd.	4,478	222,908
Lundin Mining Corp.	16,356	98,826
Magna International, Inc. Class A (sub. vtg.)	7,733	394,863
Manulife Financial Corp.	51,314	695,587
Metro, Inc. Class A (sub. vtg.)	6,893	321,549
National Bank of Canada	8,916	427,898
Nutrien Ltd.	15,120	614,651
Onex Corp. (sub. vtg.)	2,124	91,828
Open Text Corp.	7,000	257,187
Pan American Silver Corp.	5,390	171,402
Parkland Corp.	3,639	88,879
Pembina Pipeline Corp.	14,994	313,880
Power Corp. of Canada (sub. vtg.)	13,868	264,078
Quebecor, Inc. Class B (sub. vtg.)	4,386	101,757
Restaurant Brands International, Inc.	6,085	316,193
Restaurant Brands International, Inc.	1,117	58,084
RioCan (REIT)	3,998	43,152
Ritchie Bros. Auctioneers, Inc.	2,944	178,456
Rogers Communications, Inc. Class B (non-vtg.)	9,045	367,421
Royal Bank of Canada	37,144	2,597,264
Saputo, Inc.	7,208	175,453
Shaw Communications, Inc. Class B	12,993	214,063
Shopify, Inc. Class A (a)	2,814	2,594,190
Smart (REIT)	1,893	29,923
SSR Mining, Inc. (a)	5,567	103,042
Sun Life Financial, Inc.	15,482	616,003
Suncor Energy, Inc.	40,832	460,636
TC Energy Corp.	24,404	960,554
Teck Resources Ltd. Class B (sub. vtg.)	11,907	156,490
TELUS Corp.	11,809	201,913
The Toronto-Dominion Bank	47,324	2,087,897
Thomson Reuters Corp.	4,685	364,237
TMX Group Ltd.	1,550	150,614
Wheaton Precious Metals Corp.	11,889	545,593
WSP Global, Inc.	3,131	198,041
Yamana Gold, Inc.	26,017	144,702

TOTAL CANADA		35,066,365

Cayman Islands - 8.8%
3SBio, Inc. (a)(b)	31,500	29,296
51job, Inc. sponsored ADR (a)	654	45,845
AAC Technology Holdings, Inc.	18,000	94,847
Agile Property Holdings Ltd.	28,000	38,284
Airtac International Group	3,000	80,534
AK Medical Holdings Ltd. (b)	10,000	22,290
Alibaba Group Holding Ltd. sponsored ADR (a)	49,124	14,967,565
Anta Sports Products Ltd.	30,000	330,087
ASM Pacific Technology Ltd.	7,500	75,460
Autohome, Inc. ADR Class A	1,650	157,658
Baidu.com, Inc. sponsored ADR (a)	7,253	965,012
Baozun, Inc. sponsored ADR (a)(c)	1,466	53,641
BeiGene Ltd. ADR (a)	1,081	320,538
Best, Inc. ADR (a)	5,017	12,894
Bilibili, Inc. ADR (a)	3,202	143,033
Bosideng International Holdings Ltd.	80,000	34,982
Budweiser Brewing Co. APAC Ltd. (b)	49,000	144,108
Chailease Holding Co. Ltd.	32,981	159,665
Cheung Kong Property Holdings Ltd.	65,500	303,315
China Aoyuan Group Ltd.	29,000	27,158
China Conch Venture Holdings Ltd.	41,500	184,415
China East Education Holdings Ltd. (b)	13,500	25,946
China Education Group Holdings Ltd.	26,000	43,196
China Feihe Ltd. (b)	32,000	72,565
China Hongqiao Group Ltd.	43,000	31,061
China Liansu Group Holdings Ltd.	27,000	43,604
China Literature Ltd. (a)(b)	7,400	60,613
China Medical System Holdings Ltd.	34,000	35,612
China Mengniu Dairy Co. Ltd.	77,000	362,032
China Overseas Property Holdings Ltd.	30,000	21,709
China Resources Cement Holdings Ltd.	60,000	78,323
China Resources Land Ltd.	82,000	333,712
China State Construction International Holdings Ltd.	50,000	34,569
China Yuhua Education Corp. Ltd. (b)	28,000	22,140
CIFI Holdings Group Co. Ltd.	79,655	54,970
CK Hutchison Holdings Ltd.	68,000	409,623
Country Garden Holdings Co. Ltd.	196,827	242,210
Country Garden Services Holdings Co. Ltd.	35,000	219,639
Ctrip.com International Ltd. ADR (a)	12,077	347,335
Dali Foods Group Co. Ltd. (b)	50,500	31,267
ENN Energy Holdings Ltd.	20,200	255,220
Evergrande Real Estate Group Ltd.	51,000	101,309
Future Land Development Holding Ltd.	52,000	38,904
GDS Holdings Ltd. ADR (a)	2,018	169,593
Geely Automobile Holdings Ltd.	149,000	305,976
Genscript Biotech Corp.	26,000	36,019
Greentown Service Group Co. Ltd.	36,000	39,425
GSX Techedu, Inc. ADR (a)(c)	1,952	129,652
Haidilao International Holding Ltd. (b)	21,000	138,691
Haitian International Holdings Ltd.	16,000	39,626
Hansoh Pharmaceutical Group Co. Ltd. (a)(b)	32,000	142,612
Hengan International Group Co. Ltd.	20,000	138,665
Huazhu Group Ltd. ADR	4,022	159,392
Hutchison China Meditech Ltd. sponsored ADR (a)	1,704	50,166
HUYA, Inc. ADR (a)(c)	1,512	33,869
Innovent Biologics, Inc. (a)(b)	24,000	177,078
iQIYI, Inc. ADR (a)	5,771	142,544
JD.com, Inc. sponsored ADR (a)	22,362	1,822,950
Jiayuan International Group Ltd.	11	5
Kaisa Group Holdings Ltd.	58,000	26,933
KE Holdings, Inc. ADR (a)	2,455	171,236
Kingboard Chemical Holdings Ltd.	22,000	74,350
Kingboard Laminates Holdings Ltd.	26,500	42,181
Kingdee International Software Group Co. Ltd.	60,000	157,498
Kingsoft Corp. Ltd.	21,000	112,144
Koolearn Technology Holding Ltd. (a)(b)	5,500	17,772
KWG Living Group Holdings Ltd.	15,250	11,960
KWG Property Holding Ltd.	30,500	40,286
Lee & Man Paper Manufacturing Ltd.	34,000	25,656
Legend Biotech Corp. ADR (a)	6	155
Li Ning Co. Ltd.	53,500	276,040
Lijun International Pharmaceutical Holding Ltd.	38,000	20,734
Logan Property Holdings Co. Ltd.	38,000	59,408
Longfor Properties Co. Ltd. (b)	45,500	248,555
Meituan Class B (a)	93,400	3,472,155
Melco Crown Entertainment Ltd. sponsored ADR	5,300	85,436
Microport Scientific Corp.	18,000	63,270
Momo, Inc. ADR	3,711	55,665
NetEase, Inc. ADR	10,890	945,143
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	3,809	610,887
NIO, Inc. sponsored ADR (a)	28,049	857,738
Noah Holdings Ltd. sponsored ADR (a)	840	22,117
Pinduoduo, Inc. ADR (a)	6,940	624,461
Ping An Healthcare and Technology Co. Ltd. (a)(b)	13,700	176,717
Sands China Ltd.	62,000	217,130
Semiconductor Manufacturing International Corp. (a)	91,500	269,937
Shenzhou International Group Holdings Ltd.	21,000	362,709
Shimao Property Holdings Ltd.	32,000	112,893
Silergy Corp.	2,000	123,038
SINA Corp. (a)	1,556	66,675
Sino Biopharmaceutical Ltd.	267,250	269,577
SOHO China Ltd. (a)	50,500	13,484
Sunac China Holdings Ltd.	65,000	239,794
Sunny Optical Technology Group Co. Ltd.	18,200	300,966
TAL Education Group ADR (a)	10,046	667,657
Tencent Holdings Ltd.	149,900	11,453,208
Tencent Music Entertainment Group ADR (a)	9,487	141,167
Tingyi (Cayman Islands) Holding Corp.	48,000	87,672
Tongcheng-Elong Holdings Ltd. (a)	21,200	35,167
Topsports International Holdings Ltd. (b)	31,000	42,386
Uni-President China Holdings Ltd.	32,000	27,656
Vinda International Holdings Ltd.	9,000	23,799
Vipshop Holdings Ltd. ADR (a)	11,194	239,552
Want Want China Holdings Ltd.	121,000	79,912
Weibo Corp. sponsored ADR (a)	1,373	57,048
WH Group Ltd. (b)	245,500	192,853
Wharf Real Estate Investment Co. Ltd.	47,000	180,361
Wuxi Biologics (Cayman), Inc. (a)(b)	27,000	754,363
Wynn Macau Ltd. (a)	43,200	59,625
Xiaomi Corp. Class B (a)(b)	277,400	788,935
Xinyi Solar Holdings Ltd.	100,638	183,037
XPeng, Inc. ADR (a)	2,646	51,279
Yihai International Holding Ltd.	12,000	158,813
Yuzhou Properties Co.	45,542	17,565
YY, Inc. ADR	1,598	146,025
Zai Lab Ltd. ADR (a)	1,742	142,931
Zhen Ding Technology Holding Ltd.	18,000	76,130
Zhenro Properties Group Ltd.	37,000	21,334
Zhongsheng Group Holdings Ltd. Class H	18,000	127,933
ZTO Express, Inc. sponsored ADR	10,313	298,871

TOTAL CAYMAN ISLANDS		50,812,428

Chile - 0.1%
Aguas Andinas SA	64,203	16,677
Banco de Chile	1,118,742	86,369
Banco de Credito e Inversiones	1,310	40,997
Banco Santander Chile	1,630,596	57,080
Cencosud SA	35,654	49,564
Cencosud Shopping SA	12,482	16,496
Colbun SA	196,203	29,609
Compania Cervecerias Unidas SA	3,868	21,508
Compania de Petroleos de Chile SA (COPEC)	9,585	73,130
Empresa Nacional de Telecomunicaciones SA (ENTEL)	3,854	21,723
Empresas CMPC SA	28,334	58,921
Enel Chile SA	684,437	45,927
Enersis SA	839,684	111,408
S.A.C.I. Falabella	18,787	51,505

TOTAL CHILE		680,914

China - 3.5%
A-Living Services Co. Ltd. (H Shares) (b)	10,500	44,018
Accelink Technologies Co. Ltd. (A Shares)	1,000	4,701
Addsino Co. Ltd. (A Shares)	2,300	6,929
AECC Aero-Engine Control Co. Ltd. (A Shares)	1,600	4,282
Agricultural Bank of China Ltd.:
(A Shares)	93,300	43,948
(H Shares)	718,000	242,652
Aier Eye Hospital Group Co. Ltd. (A Shares)	7,546	70,369
Air China Ltd.:
(A Shares)	15,500	15,756
(H Shares)	32,000	20,639
Aisino Co. Ltd. (A Shares)	2,600	6,047
Aluminum Corp. of China Ltd.:
(A shares) (a)	31,300	13,457
(H Shares) (a)	78,000	17,037
Angang Steel Co. Ltd.:
(A Shares)	6,700	2,647
(H Shares)	12,004	3,515
Angel Yeast Co. Ltd. (A Shares)	1,200	9,486
Anhui Conch Cement Co. Ltd.:
(A Shares)	8,200	62,514
(H Shares)	29,500	183,983
Anhui Gujing Distillery Co. Ltd.:
(A Shares)	500	15,736
(B Shares)	3,700	42,099
Anhui Kouzi Distillery Co. Ltd. (A Shares)	900	7,385
Apeloa Pharmaceutical Co. Ltd. A Shares	1,800	5,506
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	300	12,326
Autobio Diagnostics Co. Ltd.	400	10,436
AVIC Aircraft Co. Ltd. (A Shares)	3,800	13,782
AVIC Aviation Engine Corp. PLC (A Shares)	3,100	16,962
AVIC Capital Co. Ltd. (A Shares)	11,800	7,731
AVIC Electromechanical Systems Co. Ltd. (A Shares)	4,900	7,757
AVIC Jonhon OptronicTechnology Co. Ltd.	1,500	12,445
AVIC Shenyang Aircraft Co. Ltd. (A Shares)	1,600	12,414
AviChina Industry & Technology Co. Ltd. (H Shares)	61,000	31,395
BAIC BluePark New Energy Technology Co. Ltd. (A Shares) (a)	4,000	3,983
Baic Motor Corp. Ltd. (H Shares) (b)	41,500	15,310
Bank Communications Co. Ltd.:
(A Shares)	50,700	34,345
(H Shares)	224,000	110,086
Bank of Beijing Co. Ltd. (A Shares)	28,200	19,698
Bank of Chengdu Co. Ltd. (A Shares)	4,600	7,126
Bank of China Ltd.:
(A Shares)	63,700	30,293
(H Shares)	2,127,000	671,837
Bank of Hangzhou Co. Ltd. (A Shares)	7,900	15,336
Bank of Jiangsu Co. Ltd. (A Shares)	15,200	13,666
Bank of Nanjing Co. Ltd. (A Shares)	13,200	15,113
Bank of Ningbo Co. Ltd. (A Shares)	8,000	40,694
Bank of Shanghai Co. Ltd. (A Shares)	18,818	22,101
Baoshan Iron & Steel Co. Ltd. (A Shares)	25,200	20,147
BBMG Corp. (A Shares)	10,900	4,913
Beijing Capital Development Co. Ltd. (A Shares)	3,500	3,233
Beijing Capital International Airport Co. Ltd. (H Shares)	46,000	28,066
Beijing Dabeinong Technology Group Co. Ltd. (A Shares)	5,900	7,329
Beijing E-Hualu Information Technology Co. Ltd. (A Shares)	840	3,995
Beijing Enlight Media Co. Ltd. (A Shares)	4,000	7,278
Beijing Kunlun Tech Co. Ltd. (A Shares)	1,600	5,887
Beijing New Building Materials PLC (A Shares)	2,300	11,904
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)	3,150	17,511
Beijing Originwater Technology Co. Ltd. (A Shares)	4,300	4,998
Beijing Shiji Information Technology Co. Ltd. (A Shares)	1,200	6,641
Beijing Shunxin Agriculture Co. Ltd.	1,100	9,050
Beijing Sinnet Technology Co. Ltd. (A Shares)	2,200	6,293
Beijing Thunisoft Corp. Ltd. (A Shares)	1,100	3,846
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)	1,800	9,296
Beijing Tongrentang Co. Ltd. (A Shares)	2,400	9,671
Beijing Yanjing Brewery Co. Ltd. (A Shares)	4,200	5,466
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	32,800	27,388
Betta Pharmaceuticals Co. Ltd. (A Shares)	600	9,641
BGI Genomics Co. Ltd.	600	13,410
BOE Technology Group Co. Ltd. (A Shares)	64,700	45,879
Bohai Leasing Co. Ltd. (A shares) (a)	8,700	3,310
BTG Hotels Group Co. Ltd.	1,400	3,632
By-Health Co. Ltd. (A Shares)	2,300	8,906
BYD Co. Ltd.:
(A Shares)	2,600	62,104
(H Shares)	16,500	333,544
C&S Paper Co. Ltd. (A Shares)	1,900	5,758
Caitong Securities Co. Ltd.	5,100	9,823
Cansino Biologics, Inc. (H Shares) (a)(b)	1,400	27,251
Centre Testing International Group Co. Ltd. (A Shares)	1,000	4,037
CGN Power Co. Ltd. (H Shares) (b)	285,000	61,025
Chacha Food Co. Ltd. (A Shares)	700	6,227
Changchun High & New Technology Industry Group, Inc. (A Shares)	600	33,659
Changjiang Securities Co. Ltd. (A Shares)	7,600	8,574
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	400	9,721
Chaozhou Three-Circle Group Co. (A Shares)	2,400	11,156
Chengdu Kanghong Pharmaceutical Group Co. Ltd. (A Shares)	1,100	6,994
Chengdu Xingrong Environment Co. Ltd. (A Shares)	4,100	3,054
China Aerospace Times Electronics Co. Ltd. (A Shares)	3,800	3,764
China Avionics Systems Co. Ltd. (A Shares)	1,900	4,575
China Cinda Asset Management Co. Ltd. (H Shares)	225,000	42,083
China CITIC Bank Corp. Ltd.:
(A Shares)	8,100	6,118
(H Shares)	220,000	89,391
China Communications Construction Co. Ltd.:
(A Shares)	7,100	7,866
(H Shares)	110,000	57,465
China Communications Services Corp. Ltd. (H Shares)	60,000	34,827
China Construction Bank Corp.:
(A Shares)	53,400	50,239
(H Shares)	2,485,000	1,712,447
China Eastern Airlines Corp. Ltd.:
(A Shares)	18,600	12,789
(H Shares)	30,000	11,919
China Enterprise Co. Ltd. (A Shares)	5,400	3,169
China Everbright Bank Co. Ltd.:
(A Shares)	59,000	34,596
(H Shares)	78,000	26,964
China Film Co. Ltd. (A Shares)	2,200	4,168
China Fortune Land Development Co. Ltd. (A Shares)	5,460	11,520
China Galaxy Securities Co. Ltd.:
(A Shares)	6,200	10,920
(H Shares)	116,000	63,443
China Gezhouba Group Co. Ltd. (A Shares)	6,300	6,562
China Great Wall Securities Co. Ltd. (A Shares)	3,000	5,570
China Greatwall Technology Group Co. Ltd. (A Shares)	5,000	11,357
China Huarong Asset Management Co. Ltd. (b)	250,000	26,121
China International Capital Corp. Ltd. (H Shares) (a)(b)	41,200	95,872
China International Travel Service Corp. Ltd. (A Shares)	3,100	92,517
China Jushi Co. Ltd. (A Shares)	5,000	10,451
China Life Insurance Co. Ltd.	4,500	31,084
China Life Insurance Co. Ltd. (H Shares)	187,000	408,020
China Longyuan Power Grid Corp. Ltd. (H Shares)	77,000	52,641
China Meheco Co. Ltd. (A Shares)	1,500	3,380
China Merchants Bank Co. Ltd.:
(A Shares)	27,300	162,641
(H Shares)	111,000	577,014
China Merchants Energy Shipping Co. Ltd. (A Shares)	9,200	7,965
China Merchants Property Operation & Service Co. Ltd. (A Shares)	1,400	5,337
China Merchants Securities Co. Ltd. (A Shares) (a)	9,750	30,203
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	8,900	18,755
China Minsheng Banking Corp. Ltd.:
(A Shares)	20,300	16,031
(H Shares)	215,400	117,807
China Molybdenum Co. Ltd.:
(A Shares)	25,700	15,233
(H Shares)	84,000	30,447
China National Accord Medicines Corp. Ltd. (A Shares)	500	3,723
China National Building Materials Co. Ltd. (H Shares)	105,000	120,406
China National Chemical Engineering Co. Ltd. (A Shares)	6,600	5,234
China National Medicines Corp. Ltd. (A Shares)	1,100	7,063
China National Nuclear Power Co. Ltd. (A Shares)	17,000	11,280
China National Software & Service Co. Ltd. (A Shares)	700	7,366
China Northern Rare Earth Group High-Tech Co. Ltd. (a)	5,400	8,160
China Oilfield Services Ltd. (H Shares)	54,000	32,459
China Pacific Insurance (Group) Co. Ltd.	12,900	61,679
China Pacific Insurance (Group) Co. Ltd. (H Shares)	69,000	214,944
China Petroleum & Chemical Corp.:
(A Shares)	62,300	36,360
(H Shares)	596,000	232,721
China Railway Construction Corp. Ltd.:
(A Shares)	17,200	21,464
(H Shares)	49,500	33,458
China Railway Group Ltd.:
(A Shares)	37,000	29,746
(H Shares)	85,000	39,033
China Railway Signal & Communications Corp. (H Shares) (b)	42,000	13,815
China Reinsurance Group Corp. (H Shares)	143,000	13,650
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	1,500	6,081
China Shenhua Energy Co. Ltd.:
(A Shares)	7,300	18,196
(H Shares)	89,500	154,698
China Shipbuilding Industry Co. (A Shares) (a)	31,200	19,429
China Shipping Development Co. Ltd.:
(A Shares)	5,200	5,117
(H Shares)	30,000	11,803
China South Publishing & Media Group Co. Ltd. (A Shares)	2,400	3,769
China Southern Airlines Ltd.:
(A Shares) (a)	18,700	15,428
(H Shares) (a)	32,000	16,717
China Spacesat Co. Ltd. (A Shares)	1,600	7,518
China State Construction Engineering Corp. Ltd. (A Shares)	79,700	60,995
China Telecom Corp. Ltd. (H Shares)	326,000	102,604
China Tower Corp. Ltd. (H Shares) (b)	1,140,000	177,930
China TransInfo Technology Co. Ltd. (A Shares)	2,100	6,983
China United Network Communications Ltd. (A Shares)	65,400	46,721
China Vanke Co. Ltd.:
(A Shares)	13,100	54,082
(H Shares)	46,800	144,882
China Yangtze Power Co. Ltd. (A Shares)	30,100	85,487
Chinese Universe Publishing and Media Group Co. Ltd. (A Shares)	1,900	3,292
Chongqing Brewery Co. Ltd. (A Shares)	700	11,191
Chongqing Changan Automobile Co. Ltd. (A Shares) (a)	5,400	13,378
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	1,100	6,880
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	60,000	23,915
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	2,200	52,753
CITIC Securities Co. Ltd.:
(A Shares)	13,500	57,972
(H Shares)	64,500	139,109
Contemporary Amperex Technology Co. Ltd.	3,000	110,302
COSCO Shipping Development Co. Ltd. (A Shares)	10,400	3,254
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares) (a)	37,900	37,135
(H Shares) (a)	48,500	30,967
CRRC Corp. Ltd.:
(A Shares)	36,000	29,047
(H Shares)	112,000	43,341
CSC Financial Co. Ltd. (A Shares)	3,500	22,489
Da An Gene Co. Ltd. of Sun Yat-Sen University (A Shares)	1,210	6,850
Daqin Railway Co. Ltd. (A Shares)	20,400	19,561
Dawning Information Industry Co. Ltd. (A Shares)	1,760	9,431
DHC Software Co. Ltd. (A Shares)	4,300	5,885
Dong E-E-Jiao Co. Ltd. (A Shares)	1,300	7,450
Dongfang Electric Corp. Ltd. (A Shares)	3,900	6,193
Dongfeng Motor Group Co. Ltd. (H Shares)	68,000	47,804
Dongxing Securities Co. Ltd. (A Shares)	3,700	6,768
East Money Information Co. Ltd. (A Shares)	14,660	51,418
Eve Energy Co. Ltd. (A shares)	2,471	19,726
Everbright Securities Co. Ltd. (A Shares)	5,300	14,302
Fangda Carbon New Material Co. Ltd. (A Shares)	5,740	5,397
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)	1,700	6,006
Financial Street Holdings Co. Ltd. (A Shares)	3,700	3,694
First Capital Securities Co. Ltd. (A Shares)	5,200	7,739
Focus Media Information Technology Co. Ltd. (A Shares)	20,500	28,702
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	3,700	88,654
Founder Securities Co. Ltd. (A Shares) (a)	11,200	15,611
Foxconn Industrial Internet Co. Ltd. (A Shares)	8,100	16,567
Fujian Star-net Communication Co. Ltd. (A Shares)	800	2,872
Fujian Sunner Development Co. Ltd. A Shares	1,900	6,275
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	2,500	14,032
(H Shares) (b)	19,200	81,357
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	100	7,064
GCL System Integration Technology Co. Ltd. (a)	7,700	3,979
GD Power Development Co. Ltd. (A Shares)	26,500	7,772
GEM Co. Ltd. (A Shares)	6,800	4,901
Gemdale Corp. (A Shares)	6,100	12,199
GF Securities Co. Ltd.:
(A Shares)	9,600	22,157
(H Shares)	39,800	51,287
Giant Network Group Co. Ltd. (A Shares)	2,200	6,253
Gigadevice Semiconductor Beijing, Inc. (A Shares)	600	17,461
Glodon Co. Ltd. (A Shares)	1,500	15,988
GoerTek, Inc. (A Shares)	4,500	30,575
Grandjoy Holdings Group Co. Ltd.	3,600	2,459
Great Wall Motor Co. Ltd. (H Shares)	76,500	123,742
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	6,400	56,172
Greenland Holdings Corp. Ltd. (A Shares)	10,900	10,113
GRG Banking Equipment Co. Ltd. (A Shares)	3,400	5,890
Guangdong Haid Group Co. Ltd. (A Shares)	2,200	20,284
Guangdong HEC Technology Holding Co. Ltd. (A Shares) (a)	4,100	3,495
Guangdong Hongda Blasting Co. Ltd. (A Shares)	1,000	7,162
Guangdong LY Intelligent Manufacturing Co. Ltd. (A Shares)	8,400	16,421
Guanghui Energy Co. Ltd. (A Shares) (a)	9,000	3,882
Guangzhou Automobile Group Co. Ltd.	600	1,207
Guangzhou Automobile Group Co. Ltd. (H Shares)	72,000	73,834
Guangzhou Baiyun International Airport Co. Ltd. (A Shares)	3,000	5,641
Guangzhou Baiyunshan Pharma Health (A Shares)	2,200	10,060
Guangzhou Haige Communications Group (A Shares)	3,300	5,531
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	600	9,472
Guangzhou R&F Properties Co. Ltd. (H Shares)	43,800	55,481
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	900	13,850
Guangzhou Wondfo Biotech Co. Ltd. (A Shares)	500	5,698
Guocheng Mining Co. Ltd. (A Shares) (a)	1,499	2,367
Guosen Securities Co. Ltd. (A Shares)	5,400	10,804
Guotai Junan Securities Co. Ltd.:
(A Shares)	11,200	30,899
(H Shares) (b)	40,600	52,789
Guoxuan High Tech Co. Ltd. (A Shares) (a)	2,700	10,678
Guoyuan Securities Co. Ltd. (A Shares) (d)	6,110	7,670
Hafei Aviation Industry Co. Ltd. (A Shares)	800	5,997
Haier Smart Home Co. Ltd. (A Shares)	8,800	32,781
Hainan Airlines Co. Ltd. (A Shares) (a)	22,100	5,128
Haitong Securities Co. Ltd.:
(A Shares) (a)	12,400	26,095
(H Shares)	108,000	91,109
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)	12,800	86,137
Hangzhou Robam Appliances Co. Ltd. (A Shares)	1,300	7,125
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	2,000	4,523
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	1,000	18,595
Hefei Meiya Optoelectronic Technology, Inc. (A Shares)	900	5,691
Heilongjiang Agriculture Co. Ltd. (A Shares)	2,600	6,777
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	4,700	35,173
Hengli Petrochemical Co. Ltd. (A Shares)	7,900	22,840
Hengtong Optic-electric Co. Ltd. (A Shares)	2,700	5,925
Hengyi Petrochemical Co. Ltd. (A Shares)	3,800	6,557
Hesteel Co. Ltd. (A Shares) (a)	13,900	4,286
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	800	16,206
Holitech Technology Co. Ltd. (A Shares)	4,600	3,055
Hongfa Technology Co. Ltd. (A Shares)	1,000	7,705
Huaan Securities Co. Ltd. (A Shares)	5,100	6,089
Huadian Power International Corp. Ltd.:
(A Shares)	2,800	1,410
(H Shares)	16,000	3,963
Huadong Medicine Co. Ltd. (A Shares)	2,600	10,866
Hualan Biological Engineer, Inc. (A Shares)	2,610	20,015
Huaneng Power International, Inc.:
(A Shares)	10,900	7,964
(H Shares)	86,000	32,059
Huatai Securities Co. Ltd.:
(A Shares)	10,300	31,444
(H Shares) (b)	59,800	96,575
HUAXI Securities Co. Ltd.	3,700	6,435
Huaxia Bank Co. Ltd. (A Shares)	16,800	15,228
Huaxin Cement Co. Ltd. (A Shares)	1,900	6,894
Huayu Automotive Systems Co. Ltd. (A Shares)	4,400	20,491
Hubei Biocause Pharmaceutical Co. Ltd. (A Shares)	6,500	4,847
Hubei Energy Group Co. Ltd. (A Shares)	5,600	3,319
Hubei Jumpcan Pharmaceutical Co. Ltd. (A Shares)	1,600	5,293
Hubei Kaile Technology Co. Ltd. (A Shares) (a)	1,500	2,781
Hunan Valin Steel Co. Ltd. (A Shares)	8,200	6,233
Hundsun Technologies, Inc. (A Shares)	2,230	31,104
iFlytek Co. Ltd. (A Shares)	3,000	17,106
Industrial & Commercial Bank of China Ltd.:
(A Shares)	101,800	74,896
(H Shares)	1,585,000	900,065
Industrial Bank Co. Ltd. (A Shares)	36,200	96,413
Industrial Securities Co. Ltd. (A Shares)	9,000	10,458
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	13,000	77,340
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)	62,400	10,642
Inner Mongolia First Machinery Group Co. Ltd. (A Shares)	2,500	4,061
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	11,800	12,463
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd. (A Shares)	7,900	3,041
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)	36,829	23,107
Inspur Electronic Information Industry Co. Ltd. (A Shares)	2,045	9,349
Jafron Biomedical Co. Ltd. (A Shares)	1,100	13,065
Jiangsu Changshu Rural Commercial Bank Co. Ltd.	4,200	4,257
Jiangsu Expressway Co. Ltd. (H Shares)	30,000	29,990
Jiangsu Hengli Hydraulic Co. Ltd.	1,776	20,128
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	7,360	98,002
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	1,800	13,987
Jiangsu Shagang Co. Ltd. (A Shares)	3,100	6,021
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	2,800	70,497
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)	400	5,572
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)	1,400	6,471
Jiangsu Zhongnan Construction Group Co. Ltd. (A Shares)	5,200	7,034
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	4,400	7,265
Jiangxi Copper Co. Ltd.:
(A Shares)	3,400	7,547
(H Shares)	30,000	35,679
Jiangxi Ganfeng Lithium Co. Ltd.	1,500	13,701
Jiangxi Zhengbang Technology Co. Ltd. (A Shares)	3,600	9,220
Jilin Aodong Pharmaceutical Group Co. Ltd. (A Shares)	2,600	6,548
Jinduicheng Molybdenum Co. Ltd. (A Shares)	3,400	2,889
Jinke Properties Group Co. Ltd. (A Shares)	7,200	8,364
Jinyu Bio-Technology Co. Ltd. (A Shares)	1,700	6,028
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	3,100	7,006
Jointown Pharmaceutical Group (A Shares) (a)	2,600	7,071
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)	1,100	10,358
Joyoung Co. Ltd. (A Shares)	1,000	5,282
Juewei Food Co. Ltd.	800	9,698
Juneyao Airlines Co. Ltd. (A shares)	2,100	3,367
Kweichow Moutai Co. Ltd. (A Shares)	1,900	475,241
Laobaixing Pharmacy Chain JSC (A Shares)	560	5,995
Legend Holdings Corp.:
(H Shares) (b)	14,000	18,853
rights (a)(e)	438	73
Lens Technology Co. Ltd. (A Shares)	3,900	19,558
Leo Group Co. Ltd. (A Shares)	9,400	4,464
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	2,400	11,071
Leyard Optoelectronic Co. Ltd. (A Shares)	3,800	4,063
Liaoning Chengda Co. Ltd. (A Shares)	2,100	7,099
Livzon Pharmaceutical Group, Inc. (A Shares)	1,000	7,248
Lomon Billions Group Co. Ltd. (A Shares)	2,400	8,898
LONGi Green Energy Technology Co. Ltd.	5,200	59,190
Luenmei Quantum Co. Ltd. (A Shares)	2,000	3,957
Luxshare Precision Industry Co. Ltd. (A Shares)	9,593	78,664
Luzhou Laojiao Co. Ltd. (A Shares)	2,700	69,812
Maanshan Iron & Steel Co. Ltd. (A Shares)	8,100	3,128
Mango Excellent Media Co. Ltd. (A Shares)	2,400	26,667
Maxscend Microelectronics Co. Ltd. (A Shares)	300	19,480
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)	5,600	14,305
Metallurgical Corp. China Ltd. (A Shares)	23,900	9,275
Muyuan Foodstuff Co. Ltd. (A Shares)	5,100	54,147
Nanji E-Commerce Co. Ltd. (A Shares)	3,400	9,358
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	1,170	6,869
Nanjing Securities Co. Ltd. (A Shares)	4,600	8,612
Nanyang Topsec Technologies Group, Inc. (a)	1,600	5,048
NARI Technology Co. Ltd. (A Shares)	6,300	19,600
NAURA Technology Group Co. Ltd.	700	17,956
NavInfo Co. Ltd. (A Shares)	2,800	5,959
New China Life Insurance Co. Ltd.	3,400	32,716
New China Life Insurance Co. Ltd. (H Shares)	24,200	96,301
Newland Digital Technology Co. Ltd. (A Shares)	1,500	3,554
Ningbo Joyson Electronic Corp. (A shares)	1,800	6,453
Ningbo Tuopu Group Co. Ltd. (A Shares)	1,400	8,003
Northeast Securities Co. Ltd. (A Shares)	3,400	4,752
O-film Tech Co. Ltd. (A Shares)	3,800	8,801
Oceanwide Holdings Co., Ltd. (A Shares)	6,000	3,696
Offcn Education Technology Co. A Shares	2,200	13,014
Offshore Oil Enginering Co. Ltd. (A Shares)	6,300	3,994
Oppein Home Group, Inc. (A Shares)	560	10,308
Orient Securities Co. Ltd. (A Shares)	8,000	12,884
Ovctek China, Inc. (A Shares)	800	8,166
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)	11,700	3,488
People's Insurance Co. of China Group Ltd.:
(A Shares)	30,600	30,397
(H Shares)	169,000	50,139
Perfect World Co. Ltd. (A Shares)	2,550	10,714
PetroChina Co. Ltd.:
(A Shares)	52,400	31,914
(H Shares)	520,000	145,553
PICC Property & Casualty Co. Ltd. (H Shares)	202,000	136,534
Ping An Bank Co. Ltd. (A Shares)	34,300	91,126
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	14,400	167,769
(H Shares)	160,500	1,659,518
Poly Developments & Holdings (A Shares)	23,500	54,085
Poly Property Development Co. Ltd. (H Shares)	2,800	20,135
Postal Savings Bank of China Co. Ltd.	33,200	22,838
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	244,000	119,600
Power Construction Corp. of China Ltd. (A Shares)	20,800	11,968
Proya Cosmetics Co. Ltd. (A Shares)	300	7,767
Qihoo 360 Technology Co. Ltd. (A Shares)	3,100	7,342
Qingdao Rural Commercial Bank Corp. (A Shares)	8,100	5,705
Risesun Real Estate Development Co. Ltd. (A Shares)	6,000	6,319
Rongsheng Petrochemical Co. Ltd. (A Shares)	6,900	19,702
SAIC Motor Corp. Ltd. (A Shares)	10,700	37,084
Sanan Optoelectronics Co. Ltd. (A Shares)	5,600	18,661
Sangfor Technologies, Inc.	400	11,382
Sansteel Minguang Co. Ltd. (A Shares)	3,400	3,351
Sany Heavy Industry Co. Ltd. (A Shares)	15,200	59,136
SDIC Capital Co. Ltd.	4,800	10,056
SDIC Power Holdings Co. Ltd. (A Shares)	9,100	12,593
Sealand Securities Co. Ltd. (A Shares)	7,700	6,002
Seazen Holdings Co. Ltd. (A Shares)	2,700	13,153
SF Holding Co. Ltd. (A Shares)	5,000	62,003
SG Micro Corp. (A Shares)	200	8,144
Shaanxi Coal Industry Co. Ltd. (A Shares)	11,300	14,814
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	2,200	7,983
Shandong Gold Mining Co. Ltd. (A Shares)	5,040	18,050
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	2,200	9,320
Shandong Linglong Tyre Co. Ltd. (A Shares)	1,600	7,172
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	15,500	5,454
Shandong Sinocera Functional Material Co. Ltd. (A Shares)	1,300	7,994
Shandong Sun Paper Industry JSC Ltd. (A Shares)	3,600	7,502
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	64,000	123,666
Shanghai 2345 Network Holding Group Co. Ltd. (A Shares)	8,900	3,601
Shanghai Baosight Software Co. Ltd. (A Shares)	1,100	10,459
Shanghai Construction Group Co. Ltd. (A Shares)	11,298	5,143
Shanghai Electric Group Co. Ltd.:
(A Shares) (a)	16,600	12,280
(H Shares) (a)	56,000	15,892
Shanghai Electric Power Co. Ltd. (A Shares)	3,400	3,638
Shanghai Fosun Pharmaceutical (Group) Co. Ltd. (H Shares)	20,500	84,221
Shanghai International Airport Co. Ltd. (A Shares)	1,400	13,866
Shanghai International Port Group Co. Ltd. (A Shares)	12,400	7,760
Shanghai Jahwa United Co. Ltd. (A Shares)	1,000	6,180
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	1,100	7,366
Shanghai Lujiazui Finance Trust Ltd. (B Shares)	104,646	86,176
Shanghai M&G Stationery, Inc. (A Shares)	1,200	14,432
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	2,500	7,462
(H Shares)	19,700	30,493
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	50,900	70,491
Shanghai Putailai New Energy Technology Co. Ltd.	600	10,027
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	7,100	9,075
Shanghai Tunnel Engineering Co. Ltd.	4,400	3,676
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	4,400	5,712
Shanghai Zhangjiang High Ltd. (A Shares)	2,500	7,089
Shanghaioriental Pearl Media Co. Ltd.	4,700	6,462
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	4,000	3,525
Shanxi Meijin Energy Co. Ltd. (A Shares) (a)	5,800	5,187
Shanxi Securities Co. Ltd. (A Shares)	5,070	5,708
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	8,000	4,193
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	1,600	53,900
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	5,330	3,697
Shenergy Co. Ltd. (A Shares)	6,400	4,997
Shengyi Technology Co. Ltd.	3,500	12,554
Shennan Circuits Co. Ltd. (A Shares)	640	10,358
Shenwan Hongyuan Group Co. Ltd. (A Shares)	30,300	22,878
Shenzhen Airport Co. Ltd. (A Shares)	2,900	3,468
Shenzhen Energy Group Co. Ltd. (A Shares)	5,040	4,094
Shenzhen Expressway Co. Ltd. (H Shares)	16,000	14,241
Shenzhen Goodix Technology Co. Ltd. (A Shares)	600	15,446
Shenzhen Hepalink Pharmaceutical Group Co. Ltd. (A Shares)	1,600	4,766
Shenzhen Inovance Technology Co. Ltd. (A Shares)	2,400	23,098
Shenzhen Kaifa Technology Co. Ltd. (A Shares)	2,000	6,364
Shenzhen Kangtai Biological Products Co. Ltd.	900	24,458
Shenzhen Kingdom Sci-Tech Co. Ltd. (A Shares)	1,300	3,460
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	1,400	81,131
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)	11,100	10,903
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)	2,000	9,235
Shenzhen Sunway Communication Co. Ltd. (A Shares)	1,400	9,963
Shijiazhuang Baosh Electric Co. Ltd. (A Shares) (a)	7,900	3,235
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)	1,700	6,776
Siasun Robot & Automation Co. Ltd. (A Shares) (a)	2,200	4,409
Sichuan Chuantou Energy Co. Ltd. (A Shares)	6,000	9,039
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	2,400	8,416
Sichuan Languang Development Co. Ltd. (A Shares)	4,200	3,104
Sichuan New Hope Agribusiness Co. Ltd. (A Shares)	5,800	23,331
Sichuan Swellfun Co. Ltd. (A Shares)	800	7,931
Sinolink Securities Co. Ltd. (A Shares)	4,500	10,096
Sinopec Engineering Group Co. Ltd. (H Shares)	38,500	14,948
Sinopec Shanghai Petrochemical Co. Ltd.:
(A Shares)	8,500	4,208
(H Shares)	84,000	15,494
Sinopharm Group Co. Ltd. (H Shares)	32,800	74,971
Sinotrans Ltd.	5,900	3,607
Sinotrans Ltd. (H Shares)	19,000	5,612
Songcheng Performance Development Co. Ltd. (A Shares)	4,720	11,737
Soochow Securities Co. Ltd. (A Shares)	5,500	8,065
Southwest Securities Co. Ltd. (A Shares)	7,600	5,744
Spring Airlines Co. Ltd. (A Shares)	1,200	7,656
STO Express Co. Ltd.	2,200	4,645
Suning.com Co. Ltd. (A Shares)	12,800	18,592
Sunwoda Electronic Co. Ltd. (A Shares)	2,300	9,628
Suofeiya Home Collection Co. Ltd. (A Shares)	1,300	5,494
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	2,300	8,732
Suzhou Gold Mantis Consolidated Co. Ltd.	3,800	5,617
Tangshan Jidong Cement Co. Ltd. A Shares	2,000	4,497
TBEA Co. Ltd. (A Shares)	5,400	6,647
TCL Corp. (A Shares)	19,000	17,194
The Pacific Securities Co. Ltd. (A Shares) (a)	9,800	5,525
Thunder Software Technology Co. Ltd. (A Shares)	600	7,704
Tianfeng Securities Co. Ltd. (A Shares)	9,800	8,614
Tianjin 712 Communication & Broadcasting Co. Ltd.	1,100	7,091
Tianjin Chase Sun Pharmaceutical Co. Ltd. (A Shares)	4,400	3,633
Tianjin Zhonghuan Semiconductor Co. Ltd. (A Shares)	3,900	13,616
Tianma Microelectronics Co. Ltd. (A Shares)	2,900	6,201
Tianqi Lithium Corp. (A Shares) (a)	2,800	8,321
Tianshui Huatian Technology Co. Ltd. (A Shares)	3,800	8,182
Toly Bread Co. Ltd.	800	7,618
TongFu Microelectronics Co. Ltd. (A Shares) (a)	1,600	5,963
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)	3,400	7,300
Tongkun Group Co. Ltd. (A Shares)	2,600	5,896
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	13,400	4,355
Tongwei Co. Ltd. (A Shares)	5,500	25,350
Tongyu Heavy Industry Co. Ltd. (A Shares)	1,500	5,235
Topchoice Medical Corp. (a)	500	16,870
Transfar Zhilian Co. Ltd.	4,400	3,571
TravelSky Technology Ltd. (H Shares)	23,000	48,299
Tsingtao Brewery Co. Ltd.:
(A Shares)	500	5,936
(H Shares)	14,000	115,666
Unigroup Guoxin Microelectronics Co. Ltd.	900	14,487
Unisplendour Corp. Ltd. (A Shares)	3,920	12,919
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)	2,000	6,556
Venustech Group, Inc. (A Shares)	1,200	5,558
Visionox Technology, Inc. (A Shares) (a)	1,900	3,709
Walvax Biotechnology Co. Ltd. (A Shares)	2,200	16,424
Wanda Film Holding Co. Ltd. (A Shares) (a)	2,900	6,679
Wangsu Science & Technology Co. Ltd. (A Shares)	3,600	4,201
Wanhua Chemical Group Co. Ltd. (A Shares)	5,600	65,907
Weichai Power Co. Ltd.:
(A Shares)	8,900	20,164
(H Shares)	57,000	107,640
Weifu High-Technology Group Co. Ltd. (A Shares)	1,200	4,618
Weihai Guangwei Composites Co. Ltd. (A Shares)	700	6,925
Wens Foodstuffs Group Co. Ltd. (A Shares)	13,260	37,662
Western Securities Co. Ltd. (A Shares)	5,100	6,957
Westone Information Industry, Inc. (A Shares)	1,200	3,320
Will Semiconductor Ltd.	800	23,723
Wingtech Technology Co. Ltd. (A Shares)	1,200	18,065
Winning Health Technology Group Co. Ltd. (A Shares)	2,990	7,966
Wonders Information Co. Ltd. (A Shares) (a)	1,600	5,226
Wuchan Zhongda Group Co. Ltd.	6,700	4,437
Wuhan Guide Infrared Co. Ltd. (A Shares)	2,210	11,212
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	2,900	12,870
Wuhu Token Science Co. Ltd. (A Shares)	3,400	5,083
Wuliangye Yibin Co. Ltd. (A Shares)	5,300	193,998
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	2,400	6,628
WuXi AppTec Co. Ltd.	3,900	65,956
WuXi AppTec Co. Ltd. (H Shares) (b)	6,704	106,797
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)	1,200	10,781
Wuxi Taiji Industry Co. Ltd. (A Shares)	3,000	4,573
XCMG Construction Machinery Co. Ltd. (A Shares)	11,000	8,832
Xiamen C&D, Inc. (A Shares)	4,100	5,141
Xiamen Intretech, Inc.	600	5,280
Xiamen Tungsten Co. Ltd. (A Shares)	2,000	4,027
Xinhu Zhongbao Co. Ltd. (A Shares)	11,600	5,569
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)	3,436	5,960
(H Shares)	22,616	29,756
Yango Group Co. Ltd. (A Shares)	5,500	5,655
Yantai Jereh Oilfield Services (A Shares)	1,400	5,619
Yanzhou Coal Mining Co. Ltd.:
(A Shares)	5,800	7,833
(H Shares)	36,000	26,144
Yealink Network Technology Corp. Ltd.	1,050	9,487
Yifan Pharmaceutical Co. Ltd. (A Shares)	2,000	6,801
Yifeng Pharmacy Chain Co. Ltd.	700	10,674
Yintai Gold Co. Ltd. (A Shares)	3,920	5,897
Yonghui Superstores Co. Ltd. (A Shares)	13,100	15,320
Yonyou Network Technology Co. Ltd. (A Shares)	4,420	28,637
Youngor Group Co. Ltd. (A Shares)	6,400	6,827
Youzu Interactive Co. Ltd. (A shares)	1,300	3,060
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)	1,900	4,767
Yunda Holding Co. Ltd. (A Shares)	3,380	9,748
Yunnan Baiyao Group Co. Ltd. (A Shares)	3,200	49,363
Yunnan Energy New Material Co. Ltd.	1,100	16,471
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	900	30,939
Zhaojin Mining Industry Co. Ltd. (H Shares)	26,000	33,370
Zhejiang Century Huatong Group Co. Ltd. (A Shares)	6,840	8,737
Zhejiang Chint Electric Co. Ltd. (A Shares)	2,900	12,731
Zhejiang Conba Pharmaceutical Co. Ltd. (A Shares) (a)	5,000	3,754
Zhejiang Dahua Technology Co. Ltd. (A Shares)	4,200	14,235
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	700	9,549
Zhejiang Expressway Co. Ltd. (H Shares)	34,000	23,156
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)	2,090	10,572
Zhejiang Huayou Cobalt Co. Ltd. (A Shares) (a)	1,600	9,549
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	1,800	7,823
Zhejiang Juhua Co. Ltd. (A Shares)	3,900	3,899
Zhejiang Longsheng Group Co. Ltd. (A Shares)	4,700	9,359
Zhejiang NHU Co. Ltd. (A Shares)	3,300	14,347
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	4,940	18,124
Zhejiang Semir Garment Co. Ltd. (A Shares)	3,200	3,997
Zhejiang Supor Cookware Co. Ltd.	800	8,453
Zhejiang Wanfeng Auto Wheel Co. Ltd. (A Shares)	2,800	3,015
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	2,300	6,443
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.	800	7,245
Zhengzhou Yutong Bus Co. Ltd. (A Shares)	3,100	7,423
Zheshang Securities Co. Ltd.	3,900	8,704
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)	9,200	47,825
Zhongji Innolight Co. Ltd. (A Shares)	900	6,379
Zhongjin Gold Co. Ltd. (A Shares)	4,900	6,853
Zhongtian Financial Group Co. Ltd. (A Shares) (a)	9,600	4,378
Zhuhai Wanlida Electric Co. Ltd. (A Shares)	1,500	6,548
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	13,400	41,138
Zijin Mining Group Co. Ltd.:
(A Shares)	27,600	29,075
(H Shares)	158,000	114,335
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	9,700	10,754
(H Shares)	32,600	28,721
ZTE Corp.:
(A Shares)	4,100	19,799
(H Shares)	36,800	81,076

TOTAL CHINA		20,046,765

Colombia - 0.0%
Bancolombia SA	6,259	39,621
Ecopetrol SA	142,112	65,762
Grupo de Inversiones Suramerica SA	5,724	29,727
Interconexion Electrica SA ESP	10,746	57,918

TOTAL COLOMBIA		193,028

Czech Republic - 0.0%
Ceske Energeticke Zavody A/S	3,937	74,377
Komercni Banka A/S (a)	1,878	38,048
MONETA Money Bank A/S (b)	12,666	28,692

TOTAL CZECH REPUBLIC		141,117

Denmark - 1.5%
A.P. Moller - Maersk A/S:
Series A	89	131,300
Series B	172	275,653
Ambu A/S Series B	4,447	134,794
Carlsberg A/S Series B	2,622	331,852
Christian Hansen Holding A/S	2,769	278,893
Coloplast A/S Series B	3,116	454,725
Danske Bank A/S (a)	17,421	231,553
DSV Panalpina A/S	5,458	883,766
Genmab A/S (a)	1,734	577,548
GN Store Nord A/S	3,490	250,994
H Lundbeck A/S	1,731	48,745
Novo Nordisk A/S Series B	45,023	2,870,921
Novozymes A/S Series B	5,486	329,658
ORSTED A/S (b)	4,968	788,491
Pandora A/S	2,435	192,834
Tryg A/S	3,658	101,465
Vestas Wind Systems A/S	5,179	888,530
William Demant Holding A/S (a)	2,718	85,597

TOTAL DENMARK		8,857,319

Egypt - 0.0%
Commercial International Bank SAE	33,962	132,062
Commercial International Bank SAE sponsored GDR	3,236	12,507
Eastern Tobacco Co.	26,982	20,572
Elsewedy Electric Co.	19,137	9,044

TOTAL EGYPT		174,185

Finland - 0.7%
Elisa Corp. (A Shares)	3,888	191,269
Fortum Corp.	11,416	214,725
Kone OYJ (B Shares)	8,903	708,609
Neste Oyj	11,071	576,097
Nokia Corp. (a)	148,602	500,967
Nordea Bank ABP (Stockholm Stock Exchange)	84,955	637,610
Orion Oyj (B Shares)	2,914	124,722
Sampo Oyj (A Shares)	12,338	465,570
Stora Enso Oyj (R Shares)	15,993	233,294
UPM-Kymmene Corp.	13,522	382,056
Wartsila Corp.	10,835	86,087

TOTAL FINLAND		4,121,006

France - 5.9%
Accor SA (a)	4,591	116,883
Aeroports de Paris SA	720	70,354
Air Liquide SA	12,271	1,793,573
Alstom SA (a)	4,856	216,963
Amundi SA (b)	1,585	103,928
Arkema SA	1,797	175,969
Atos Origin SA (a)	2,490	169,939
AXA SA	50,443	810,079
bioMerieux SA	1,092	162,536
BNP Paribas SA (a)	29,586	1,031,805
Bollore SA	21,378	76,586
Bouygues SA	5,795	189,988
Bureau Veritas SA	7,961	174,773
Capgemini SA	4,229	488,295
Carrefour SA	15,740	244,910
CNP Assurances	4,197	47,267
Compagnie de St. Gobain (a)	13,721	534,481
Covivio	2,285	135,989
Credit Agricole SA (a)	29,181	230,838
Danone SA	16,129	894,599
Dassault Aviation SA (a)	62	51,701
Dassault Systemes SA	3,448	588,503
Edenred SA	6,398	298,355
EDF SA	16,751	194,466
Eiffage SA (a)	2,164	157,065
ENGIE (a)	48,140	582,248
Essilor International SA	7,434	919,480
Eurazeo SA (a)	955	43,422
Faurecia SA (a)	1,864	70,641
Gecina SA	1,124	139,547
Groupe Eurotunnel SA (a)	11,343	152,451
Hermes International SCA	815	758,403
ICADE	729	36,848
Iliad SA	361	69,793
Ipsen SA	1,066	97,025
JCDecaux SA (a)	2,055	31,712
Kering SA	1,979	1,195,061
Klepierre SA	4,804	60,845
L'Oreal SA	6,543	2,114,603
La Francaise des Jeux SAEM (b)	2,055	77,018
Legrand SA	7,030	519,742
LVMH Moet Hennessy Louis Vuitton SE	7,235	3,391,389
Michelin CGDE Series B	4,518	487,461
Natixis SA (a)	23,160	53,839
Orange SA	53,243	597,899
Orpea (a)	1,471	146,890
Pernod Ricard SA	5,533	891,851
Peugeot Citroen SA	14,983	269,253
Publicis Groupe SA	5,758	199,840
Remy Cointreau SA	556	93,894
Renault SA	4,698	116,297
Safran SA (a)	8,487	895,208
Sanofi SA	29,561	2,669,163
Sartorius Stedim Biotech	727	275,686
Schneider Electric SA	14,443	1,754,919
SCOR SE	4,364	105,981
SEB SA	554	90,072
Societe Generale Series A	20,670	280,862
Sodexo SA	2,303	147,789
SR Teleperformance SA	1,546	464,001
Suez Environnement SA	9,258	169,498
Thales SA	2,934	190,947
Total SA	64,620	1,957,774
Ubisoft Entertainment SA (a)	2,305	203,325
Valeo SA	5,599	169,347
Veolia Environnement SA	13,750	256,063
VINCI SA	13,516	1,067,563
Vivendi SA	21,712	626,862
Wendel SA	650	56,322
Worldline SA (a)(b)	5,976	442,931

TOTAL FRANCE		33,901,610

Germany - 5.0%
adidas AG	4,988	1,481,365
Allianz SE	10,884	1,914,844
BASF AG	24,094	1,319,344
Bayer AG	25,777	1,211,275
Bayerische Motoren Werke AG (BMW)	8,376	572,430
Beiersdorf AG	2,639	276,309
Brenntag AG	4,074	260,394
Carl Zeiss Meditec AG	1,098	141,817
Commerzbank AG	24,923	117,412
Continental AG	2,797	297,184
Covestro AG (b)	4,793	228,701
Daimler AG (Germany)	22,647	1,171,087
Delivery Hero AG (a)(b)	3,277	377,000
Deutsche Bank AG (a)	52,469	482,814
Deutsche Borse AG	4,965	730,617
Deutsche Lufthansa AG (a)(c)	7,053	60,556
Deutsche Post AG	26,067	1,154,854
Deutsche Telekom AG	87,057	1,323,157
Deutsche Wohnen AG (Bearer)	9,089	458,670
E.ON AG	59,028	614,728
Evonik Industries AG	5,141	123,761
Fraport AG Frankfurt Airport Services Worldwide	1,006	36,344
Fresenius Medical Care AG & Co. KGaA	5,687	434,272
Fresenius SE & Co. KGaA	11,180	414,582
GEA Group AG	4,267	141,980
Hannover Reuck SE	1,522	221,043
HeidelbergCement AG	3,818	218,419
Henkel AG & Co. KGaA	2,883	260,724
Hochtief AG	608	44,752
Infineon Technologies AG	32,967	917,840
KION Group AG	1,732	134,828
Knorr-Bremse AG	1,814	210,063
Lanxess AG	2,418	122,558
LEG Immobilien AG	1,791	242,005
Merck KGaA	3,447	510,450
Metro Wholesale & Food Specialist AG	4,456	43,697
MTU Aero Engines Holdings AG	1,353	230,929
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,669	858,039
Nemetschek Se	1,567	113,333
Puma AG	2,560	223,732
RWE AG	17,047	631,152
SAP SE	27,270	2,909,290
Scout24 AG (b)	2,860	230,332
Siemens AG	20,048	2,351,235
Siemens Healthineers AG (b)	7,080	303,896
Symrise AG	3,360	414,215
TeamViewer AG (a)(b)	3,919	172,529
Telefonica Deutschland Holding AG	25,476	64,296
Thyssenkrupp AG (a)	9,905	47,239
Uniper SE	5,146	153,788
United Internet AG	2,767	97,000
Volkswagen AG	894	139,104
Vonovia SE	13,528	863,710
Zalando SE (a)(b)	3,853	359,799

TOTAL GERMANY		28,435,494

Greece - 0.0%
Ff Group (a)(e)	256	358
Greek Organization of Football Prognostics SA	5,070	40,891
Hellenic Telecommunications Organization SA	5,947	79,097
Jumbo SA	2,738	38,266
Motor Oil (HELLAS) Corinth Refineries SA	1,661	15,476

TOTAL GREECE		174,088

Hong Kong - 2.2%
AIA Group Ltd.	317,000	3,016,945
Bank of East Asia Ltd.	32,166	57,922
Beijing Enterprises Holdings Ltd.	13,000	39,071
BOC Hong Kong (Holdings) Ltd.	105,500	292,583
BYD Electronic International Co. Ltd.	17,000	73,022
China Everbright International Ltd.	91,888	46,226
China Everbright Ltd.	24,000	31,639
China Jinmao Holdings Group Ltd.	200,000	100,871
China Merchants Holdings International Co. Ltd.	34,131	36,189
China Mobile Ltd.	163,000	996,996
China Overseas Land and Investment Ltd.	97,000	242,735
China Power International Development Ltd.	107,000	20,565
China Resources Beer Holdings Co. Ltd.	38,000	235,524
China Resources Pharmaceutical Group Ltd. (b)	40,000	19,968
China Resources Power Holdings Co. Ltd.	46,000	47,825
China Taiping Insurance Group Ltd.	39,800	59,860
China Unicom Ltd.	150,000	92,458
CITIC Pacific Ltd.	144,000	102,718
CLP Holdings Ltd.	41,500	381,677
CNOOC Ltd.	491,000	449,243
CSPC Pharmaceutical Group Ltd.	229,760	242,133
Far East Horizon Ltd.	49,000	48,099
Fosun International Ltd.	63,500	76,503
Galaxy Entertainment Group Ltd.	55,000	362,528
Guangdong Investment Ltd.	72,000	106,619
Hang Lung Properties Ltd.	53,000	128,663
Hang Seng Bank Ltd.	21,400	329,040
Henderson Land Development Co. Ltd.	38,010	134,254
Hong Kong & China Gas Co. Ltd.	268,777	387,792
Hong Kong Exchanges and Clearing Ltd.	31,749	1,516,089
Hua Hong Semiconductor Ltd. (a)(b)	11,000	40,368
i-CABLE Communications Ltd. (a)	531	4
Lenovo Group Ltd.	176,000	110,106
Link (REIT)	56,699	431,870
MTR Corp. Ltd.	38,945	192,653
New World Development Co. Ltd.	40,267	191,661
PCCW Ltd.	101,064	60,749
Power Assets Holdings Ltd.	34,000	174,769
Shanghai Industrial Holdings Ltd.	12,000	16,005
Shenzhen Investment Ltd.	73,881	22,491
Sino Land Ltd.	75,666	89,403
Sino-Ocean Group Holding Ltd.	70,000	13,363
Sinotruk Hong Kong Ltd.	17,000	43,331
SJM Holdings Ltd.	64,000	66,291
Sun Art Retail Group Ltd.	58,500	63,235
Sun Hung Kai Properties Ltd.	33,000	424,770
Swire Pacific Ltd. (A Shares)	12,000	54,722
Swire Properties Ltd.	27,800	74,408
Techtronic Industries Co. Ltd.	37,000	493,492
Wharf Holdings Ltd.	37,000	76,362
Winteam Pharmaceutical Group Ltd.	70,000	27,901
Yuexiu Property Co. Ltd.	162,000	31,345

TOTAL HONG KONG		12,375,056

Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.) (a)	11,665	56,551
OTP Bank PLC (a)	5,743	178,865
Richter Gedeon PLC	3,344	68,212

TOTAL HUNGARY		303,628

India - 2.4%
Adani Ports & Special Economic Zone Ltd.	12,052	58,113
Ambuja Cements Ltd.	23,974	83,435
Asian Paints Ltd.	8,114	240,579
Aurobindo Pharma Ltd.	6,995	72,465
Avenue Supermarts Ltd. (a)(b)	4,331	130,161
Axis Bank Ltd. (a)	57,265	377,335
Bajaj Auto Ltd.	1,860	72,027
Bajaj Finance Ltd.	4,606	204,247
Bajaj Finserv Ltd.	925	69,101
Bandhan Bank Ltd. (a)(b)	17,712	68,464
Berger Paints India Ltd.	5,545	46,299
Bharat Forge Ltd.	5,408	32,692
Bharat Petroleum Corp. Ltd.	19,069	90,619
Bharti Airtel Ltd.	31,880	185,297
Bharti Infratel Ltd.	8,044	20,008
Biocon Ltd. (a)	7,096	38,405
Bosch Ltd.	142	22,068
Britannia Industries Ltd.	1,381	64,293
Cipla Ltd.	8,432	85,287
Coal India Ltd.	29,582	45,266
Colgate-Palmolive Ltd.	1,560	31,728
Container Corp. of India Ltd.	4,916	25,741
Dabur India Ltd.	17,566	120,503
Divi's Laboratories Ltd.	1,926	81,135
DLF Ltd.	13,618	28,884
Dr. Reddy's Laboratories Ltd.	2,963	194,020
Eicher Motors Ltd.	3,230	90,814
GAIL India Ltd.	38,322	43,531
Godrej Consumer Products Ltd.	12,120	108,257
Grasim Industries Ltd.	9,405	98,154
Havells India Ltd.	8,658	84,479
HCL Technologies Ltd.	27,610	312,271
HDFC Asset Management Co. Ltd. (b)	1,236	37,285
HDFC Standard Life Insurance Co. Ltd. (a)(b)	19,753	156,188
Hero Motocorp Ltd.	2,375	89,071
Hindalco Industries Ltd.	28,371	65,074
Hindustan Petroleum Corp. Ltd.	14,660	36,914
Hindustan Unilever Ltd.	21,146	587,741
Housing Development Finance Corp. Ltd.	42,438	1,094,445
ICICI Bank Ltd. (a)	135,374	707,846
ICICI Lombard General Insurance Co. Ltd. (b)	5,756	95,368
ICICI Prudential Life Insurance Co. Ltd. (b)	10,722	57,979
Indian Oil Corp. Ltd.	55,681	59,404
Indraprastha Gas Ltd.	5,025	27,123
Info Edge India Ltd.	1,492	70,993
Infosys Ltd.	89,602	1,276,122
InterGlobe Aviation Ltd. (a)(b)	2,121	37,212
ITC Ltd.	75,545	167,821
JSW Steel Ltd.	20,494	85,081
Jubilant Foodworks Ltd.	1,663	48,483
Larsen & Toubro Ltd.	12,560	156,432
LIC Housing Finance Ltd.	7,305	27,701
Lupin Ltd. (a)	5,390	65,705
Mahindra & Mahindra Ltd.	18,132	144,296
Marico Ltd.	10,929	52,315
Maruti Suzuki India Ltd.	3,076	287,195
Motherson Sumi Systems Ltd.	22,940	32,451
Nestle India Ltd.	651	149,777
NTPC Ltd.	73,926	86,833
Oil & Natural Gas Corp. Ltd.	80,227	69,823
Page Industries Ltd.	126	33,910
Petronet LNG Ltd.	17,916	55,479
Pidilite Industries Ltd.	2,907	61,196
Piramal Enterprises Ltd.	2,196	37,138
Power Grid Corp. of India Ltd.	46,397	106,430
Rec Ltd.	16,216	22,359
Reliance Industries Ltd.	74,697	2,058,666
SBI Life Insurance Co. Ltd. (a)(b)	11,562	119,228
Shree Cement Ltd.	263	76,519
Shriram Transport Finance Co. Ltd.	2,283	21,219
Siemens India Ltd.	2,486	42,246
State Bank of India (a)	54,175	137,208
Sun Pharmaceutical Industries Ltd.	22,021	137,477
Tata Consultancy Services Ltd.	23,723	849,913
Tata Consumer Products Ltd. (a)	10,340	68,298
Tata Motors Ltd. (a)	41,135	72,718
Tata Steel Ltd.	8,442	46,616
Tech Mahindra Ltd.	11,216	122,767
Titan Co. Ltd.	8,313	130,063
Torrent Pharmaceuticals Ltd.	1,227	42,234
Ultratech Cemco Ltd.	3,043	186,554
United Spirits Ltd. (a)	7,017	47,442
UPL Ltd.	12,048	73,173
Vedanta Ltd.	44,981	57,839
Wipro Ltd.	27,740	126,460
Zee Entertainment Enterprises Ltd.	20,991	52,848

TOTAL INDIA		13,784,356

Indonesia - 0.4%
PT ACE Hardware Indonesia Tbk	173,700	18,523
PT Adaro Energy Tbk	350,700	26,584
PT Astra International Tbk	604,700	220,820
PT Bank Central Asia Tbk	273,400	537,957
PT Bank Mandiri (Persero) Tbk	477,200	185,884
PT Bank Negara Indonesia (Persero) Tbk	182,500	58,062
PT Bank Rakyat Indonesia Tbk	1,405,200	318,098
PT Barito Pacific Tbk (a)	652,300	39,522
PT Charoen Pokphand Indonesia Tbk	180,000	70,911
PT Gudang Garam Tbk (a)	12,200	33,977
PT Hanjaya Mandala Sampoerna Tbk	238,100	22,687
PT Indah Kiat Pulp & Paper Tbk	67,500	41,337
PT Indocement Tunggal Prakarsa Tbk	35,800	29,562
PT Indofood CBP Sukses Makmur Tbk	57,000	37,442
PT Indofood Sukses Makmur Tbk	107,100	50,734
PT Kalbe Farma Tbk	520,200	53,971
PT Perusahaan Gas Negara Tbk Series B	270,400	19,407
PT Semen Gresik (Persero) Tbk	72,100	46,707
PT Telekomunikasi Indonesia Tbk Series B	1,268,500	224,601
PT Unilever Indonesia Tbk	186,500	98,973
PT United Tractors Tbk	41,100	58,719
PT XL Axiata Tbk	92,100	12,589

TOTAL INDONESIA		2,207,067

Ireland - 0.5%
CRH PLC	20,559	719,396
CRH PLC sponsored ADR	17	598
DCC PLC (United Kingdom)	2,487	161,869
Flutter Entertainment PLC	577	99,866
Flutter Entertainment PLC (Ireland)	3,486	607,169
James Hardie Industries PLC CDI	11,217	272,347
Kerry Group PLC Class A	4,081	488,127
Kingspan Group PLC (Ireland)	4,095	356,978
Smurfit Kappa Group PLC	5,804	218,471

TOTAL IRELAND		2,924,821

Isle of Man - 0.0%
Gaming VC Holdings SA (a)	15,714	196,694
NEPI Rockcastle PLC	9,839	34,891

TOTAL ISLE OF MAN		231,585

Israel - 0.4%
Azrieli Group	972	45,836
Bank Hapoalim BM (Reg.)	29,154	170,803
Bank Leumi le-Israel BM	37,296	176,530
Check Point Software Technologies Ltd. (a)	3,051	346,472
CyberArk Software Ltd. (a)	1,177	116,700
Elbit Systems Ltd. (Israel)	638	72,195
Icl Group Ltd.	17,018	61,946
Israel Discount Bank Ltd. (Class A)	27,975	78,726
Mizrahi Tefahot Bank Ltd.	3,374	65,877
NICE Systems Ltd. (a)	1,668	381,503
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	27,804	242,451
Wix.com Ltd. (a)	1,368	338,334

TOTAL ISRAEL		2,097,373

Italy - 1.1%
Assicurazioni Generali SpA	27,919	374,258
Atlantia SpA (a)	12,521	191,834
Davide Campari Milano NV	15,497	161,787
DiaSorin S.p.A.	615	135,015
Enel SpA	212,117	1,686,437
Eni SpA	67,222	470,893
FinecoBank SpA	15,294	209,293
Infrastrutture Wireless Italiane SpA (b)	5,845	63,172
Intesa Sanpaolo SpA	432,130	717,381
Leonardo SpA	9,939	47,320
Mediobanca SpA	15,095	107,029
Moncler SpA	4,882	195,365
Nexi SpA (a)(b)	11,479	176,337
Pirelli & C. SpA (b)	9,791	40,823
Poste Italiane SpA (b)	12,695	103,497
Prysmian SpA	6,467	175,792
Recordati SpA	2,776	143,839
Snam Rete Gas SpA	55,678	271,702
Telecom Italia SpA	228,402	77,582
Telecom Italia SpA (Risparmio Shares)	152,307	55,397
Terna SpA	35,602	240,656
UniCredit SpA	56,726	422,888

TOTAL ITALY		6,068,297

Japan - 15.9%
ABC-MART, Inc.	800	40,580
ACOM Co. Ltd.	9,800	44,041
Advantest Corp.	5,100	295,407
AEON Co. Ltd. (c)	17,200	439,429
AEON MALL Co. Ltd.	2,400	37,439
Agc, Inc.	5,400	168,620
Air Water, Inc.	4,500	64,295
Aisin Seiki Co. Ltd.	4,000	121,192
Ajinomoto Co., Inc.	11,900	239,080
Alfresa Holdings Corp.	4,600	84,226
Amada Co. Ltd.	8,100	70,500
Ana Holdings, Inc. (a)	2,700	58,889
Aozora Bank Ltd.	2,900	47,644
Asahi Group Holdings	12,300	380,650
ASAHI INTECC Co. Ltd.	5,300	164,237
Asahi Kasei Corp.	32,000	277,298
Astellas Pharma, Inc.	49,300	676,048
Bandai Namco Holdings, Inc.	5,100	381,147
Bank of Kyoto Ltd.	1,400	61,830
Benesse Holdings, Inc.	2,400	56,582
Bridgestone Corp.	14,600	475,887
Brother Industries Ltd.	6,300	97,349
Calbee, Inc.	2,100	64,421
Canon, Inc.	26,700	464,746
Casio Computer Co. Ltd.	4,800	72,922
Central Japan Railway Co.	3,700	447,401
Chiba Bank Ltd.	12,800	66,116
Chubu Electric Power Co., Inc.	18,000	201,633
Chugai Pharmaceutical Co. Ltd.	17,600	679,360
Chugoku Electric Power Co., Inc.	7,000	87,947
Coca-Cola West Co. Ltd.	3,000	42,348
Concordia Financial Group Ltd.	25,700	84,837
Cosmos Pharmaceutical Corp.	500	84,920
CyberAgent, Inc.	2,700	169,826
Dai Nippon Printing Co. Ltd.	7,200	134,132
Dai-ichi Mutual Life Insurance Co.	27,300	407,737
Daicel Chemical Industries Ltd.	6,100	43,534
Daifuku Co. Ltd.	2,700	278,418
Daiichi Sankyo Kabushiki Kaisha	44,600	1,177,157
Daikin Industries Ltd.	6,500	1,216,366
Dainippon Sumitomo Pharma Co. Ltd.	4,400	51,572
Daito Trust Construction Co. Ltd.	1,800	163,737
Daiwa House Industry Co. Ltd.	15,100	396,749
Daiwa House REIT Investment Corp.	48	111,037
Daiwa Securities Group, Inc.	38,500	155,995
DENSO Corp.	11,000	512,563
Dentsu Group, Inc.	5,900	170,085
Disco Corp.	800	215,927
East Japan Railway Co.	7,700	402,660
Eisai Co. Ltd.	6,600	513,174
Electric Power Development Co. Ltd.	3,300	44,598
FamilyMart Co. Ltd.	6,200	136,278
FANUC Corp.	5,000	1,056,124
Fast Retailing Co. Ltd.	1,500	1,046,313
Fuji Electric Co. Ltd.	3,600	109,163
Fujifilm Holdings Corp.	9,400	479,330
Fujitsu Ltd.	5,100	603,405
Fukuoka Financial Group, Inc.	5,400	90,328
GLP J-REIT	99	152,623
GMO Payment Gateway, Inc.	1,000	122,528
Hakuhodo DY Holdings, Inc.	5,700	72,625
Hamamatsu Photonics K.K.	3,600	181,151
Hankyu Hanshin Holdings, Inc.	5,900	180,147
Hikari Tsushin, Inc.	600	140,727
Hino Motors Ltd.	7,000	53,632
Hirose Electric Co. Ltd.	910	127,022
Hisamitsu Pharmaceutical Co., Inc.	1,300	62,184
Hitachi Construction Machinery Co. Ltd.	2,600	64,123
Hitachi Ltd.	25,500	859,460
Hitachi Metals Ltd.	5,200	68,959
Honda Motor Co. Ltd.	43,200	1,021,807
Hoshizaki Corp.	1,300	103,817
Hoya Corp.	9,800	1,105,998
Hulic Co. Ltd.	7,200	66,693
Idemitsu Kosan Co. Ltd.	4,766	96,387
Iida Group Holdings Co. Ltd.	3,600	65,132
INPEX Corp.	26,900	127,571
Isetan Mitsukoshi Holdings Ltd.	8,300	40,422
Isuzu Motors Ltd.	14,000	113,589
IT Holdings Corp.	6,200	118,576
ITO EN Ltd.	1,300	82,333
Itochu Corp.	35,300	847,854
ITOCHU Techno-Solutions Corp.	2,500	84,818
Japan Airlines Co. Ltd.	2,600	45,411
Japan Airport Terminal Co. Ltd.	1,200	52,118
Japan Exchange Group, Inc.	13,400	327,137
Japan Post Bank Co. Ltd.	9,800	78,162
Japan Post Holdings Co. Ltd.	39,600	271,713
Japan Post Insurance Co. Ltd.	5,500	87,181
Japan Prime Realty Investment Corp.	19	51,349
Japan Real Estate Investment Corp.	36	176,425
Japan Retail Fund Investment Corp.	64	92,250
Japan Tobacco, Inc.	31,400	591,173
JFE Holdings, Inc.	12,000	84,314
JGC Corp.	5,400	44,401
JSR Corp.	5,000	113,010
JTEKT Corp.	5,100	40,641
JX Holdings, Inc.	78,900	266,231
Kajima Corp.	12,600	134,636
Kakaku.com, Inc.	3,300	87,211
Kamigumi Co. Ltd.	2,300	41,149
Kansai Electric Power Co., Inc.	19,800	180,188
Kansai Paint Co. Ltd.	5,100	131,489
Kao Corp.	12,700	904,224
Kawasaki Heavy Industries Ltd.	3,500	41,815
KDDI Corp.	42,000	1,136,310
Keihan Electric Railway Co., Ltd.	2,700	102,574
Keihin Electric Express Railway Co. Ltd.	6,800	95,094
Keio Corp.	2,700	156,917
Keisei Electric Railway Co.	3,800	106,302
Keyence Corp.	4,800	2,178,348
Kikkoman Corp.	3,700	184,261
Kintetsu Group Holdings Co. Ltd.	4,400	175,804
Kirin Holdings Co. Ltd.	22,000	396,624
Kobayashi Pharmaceutical Co. Ltd.	1,200	116,935
Kobe Bussan Co. Ltd.	3,000	84,405
Koito Manufacturing Co. Ltd.	2,600	125,382
Komatsu Ltd.	23,300	525,310
Konami Holdings Corp.	2,300	90,018
Kose Corp.	800	101,980
Kubota Corp.	27,600	479,635
Kuraray Co. Ltd.	7,800	72,142
Kurita Water Industries Ltd.	2,400	71,409
Kyocera Corp.	8,400	462,609
Kyowa Hakko Kirin Co., Ltd.	7,000	173,834
Kyushu Electric Power Co., Inc.	9,100	76,289
Kyushu Railway Co.	3,600	76,575
Lasertec Corp.	1,900	164,580
Lawson, Inc.	1,200	55,135
LINE Corp. (a)	1,000	51,313
Lion Corp.	5,500	112,153
LIXIL Group Corp.	6,500	141,143
M3, Inc.	11,630	785,441
Makita Corp.	5,900	260,801
Marubeni Corp.	42,400	221,379
Marui Group Co. Ltd.	4,700	84,938
Maruichi Steel Tube Ltd.	1,400	32,118
Mazda Motor Corp.	13,900	72,987
McDonald's Holdings Co. (Japan) Ltd.	1,600	75,874
Mebuki Financial Group, Inc.	22,900	46,010
Medipal Holdings Corp.	4,400	78,434
Meiji Holdings Co. Ltd.	2,900	210,104
Mercari, Inc. (a)	2,100	88,289
Minebea Mitsumi, Inc.	9,500	171,583
Misumi Group, Inc.	7,400	219,777
Mitsubishi Chemical Holdings Corp.	34,700	195,297
Mitsubishi Corp.	35,200	785,360
Mitsubishi Electric Corp.	48,100	619,474
Mitsubishi Estate Co. Ltd.	31,500	469,850
Mitsubishi Gas Chemical Co., Inc.	3,900	71,095
Mitsubishi Heavy Industries Ltd.	8,600	184,773
Mitsubishi Materials Corp.	2,700	49,543
Mitsubishi Motors Corp. of Japan	16,400	30,078
Mitsubishi UFJ Financial Group, Inc.	320,500	1,263,380
Mitsubishi UFJ Lease & Finance Co. Ltd.	9,700	41,099
Mitsui & Co. Ltd.	43,000	673,530
Mitsui Chemicals, Inc.	5,200	133,184
Mitsui Fudosan Co. Ltd.	25,100	427,392
Miura Co. Ltd.	2,500	117,786
Mizuho Financial Group, Inc.	62,810	773,318
MonotaRO Co. Ltd.	3,100	171,466
MS&AD Insurance Group Holdings, Inc.	11,200	306,491
Murata Manufacturing Co. Ltd.	15,000	1,051,930
Nabtesco Corp.	3,100	115,811
Nagoya Railroad Co. Ltd.	5,300	141,273
NEC Corp.	6,600	332,443
New Hampshire Foods Ltd.	2,000	81,926
Nexon Co. Ltd.	12,800	356,748
NGK Insulators Ltd.	6,400	91,428
NGK Spark Plug Co. Ltd.	3,900	68,589
Nidec Corp.	11,700	1,181,724
Nihon M&A Center, Inc.	3,700	217,270
Nikon Corp.	7,400	45,098
Nintendo Co. Ltd.	2,900	1,567,998
Nippon Building Fund, Inc.	39	196,981
Nippon Express Co. Ltd.	1,800	100,943
Nippon Paint Holdings Co. Ltd.	3,900	351,312
Nippon Prologis REIT, Inc.	54	177,738
Nippon Shinyaku Co. Ltd.	1,300	92,893
Nippon Steel & Sumitomo Metal Corp.	21,200	205,622
Nippon Telegraph & Telephone Corp.	33,700	708,908
Nippon Yusen KK	3,600	66,447
Nissan Chemical Corp.	3,200	169,826
Nissan Motor Co. Ltd.	59,400	210,308
Nisshin Seifun Group, Inc.	4,800	72,282
Nissin Food Holdings Co. Ltd.	1,600	138,543
Nitori Holdings Co. Ltd.	2,100	431,669
Nitto Denko Corp.	4,040	283,833
NKSJ Holdings, Inc.	8,500	317,355
Nomura Holdings, Inc.	79,200	354,692
Nomura Real Estate Holdings, Inc.	2,700	47,159
Nomura Real Estate Master Fund, Inc.	104	124,192
Nomura Research Institute Ltd.	8,000	235,820
NSK Ltd.	8,700	69,653
NTT Data Corp.	16,100	181,708
NTT DOCOMO, Inc.	29,500	1,098,438
Obayashi Corp.	18,100	151,467
OBIC Co. Ltd.	1,800	318,677
Odakyu Electric Railway Co. Ltd.	7,600	183,407
Oji Holdings Corp.	21,200	89,346
Olympus Corp.	30,500	583,894
OMRON Corp.	4,700	339,368
Ono Pharmaceutical Co. Ltd.	9,600	273,842
Oracle Corp. Japan	1,000	99,940
Oriental Land Co. Ltd.	5,200	727,886
ORIX Corp.	33,400	390,621
ORIX JREIT, Inc.	64	89,946
Osaka Gas Co. Ltd.	10,700	203,195
Otsuka Corp.	2,600	119,474
Otsuka Holdings Co. Ltd.	10,000	370,366
Pan Pacific International Holdings Ltd.	10,390	220,460
Panasonic Corp.	58,500	540,396
Park24 Co. Ltd.	2,600	35,120
PeptiDream, Inc. (a)	2,700	124,775
Persol Holdings Co., Ltd.	4,400	66,643
Pigeon Corp.	3,200	147,365
Pola Orbis Holdings, Inc.	2,300	45,354
Rakuten, Inc.	22,200	215,988
Recruit Holdings Co. Ltd.	33,400	1,270,893
Renesas Electronics Corp. (a)	18,700	154,362
Resona Holdings, Inc.	58,200	191,884
Ricoh Co. Ltd.	16,300	107,046
Rinnai Corp.	900	88,683
ROHM Co. Ltd.	2,200	169,151
Ryohin Keikaku Co. Ltd.	5,900	123,837
Santen Pharmaceutical Co. Ltd.	9,500	169,252
SBI Holdings, Inc. Japan	5,800	133,697
SCSK Corp.	1,300	64,638
Secom Co. Ltd.	5,300	447,738
Sega Sammy Holdings, Inc.	4,100	51,379
Seibu Holdings, Inc.	5,200	51,989
Seiko Epson Corp.	6,800	78,973
Sekisui Chemical Co. Ltd.	10,300	160,560
Sekisui House Ltd.	15,500	257,506
Seven & i Holdings Co. Ltd.	20,000	607,894
Seven Bank Ltd.	14,000	32,129
SG Holdings Co. Ltd.	8,600	207,436
Sharp Corp.	5,200	60,131
Shimadzu Corp.	5,700	162,982
Shimamura Co. Ltd.	600	63,966
SHIMANO, Inc.	1,900	434,560
SHIMIZU Corp.	16,600	115,260
Shin-Etsu Chemical Co. Ltd.	9,300	1,242,172
Shinsei Bank Ltd.	3,800	45,720
Shionogi & Co. Ltd.	6,900	325,473
Shiseido Co. Ltd.	10,600	656,214
Shizuoka Bank Ltd.	10,200	68,603
Showa Denko K.K.	3,300	56,112
SMC Corp.	1,500	797,858
SoftBank Corp.	75,200	875,138
SoftBank Group Corp.	41,000	2,670,486
Sohgo Security Services Co., Ltd.	1,700	79,211
Sony Corp.	33,000	2,751,094
Square Enix Holdings Co. Ltd.	2,300	133,636
Stanley Electric Co. Ltd.	3,800	108,223
Subaru Corp.	15,800	289,977
Sumco Corp.	6,400	97,612
Sumitomo Chemical Co. Ltd.	41,800	136,735
Sumitomo Corp.	30,200	330,405
Sumitomo Electric Industries Ltd.	21,000	231,842
Sumitomo Heavy Industries Ltd.	2,700	57,870
Sumitomo Metal Mining Co. Ltd.	6,400	198,936
Sumitomo Mitsui Financial Group, Inc.	33,600	930,112
Sumitomo Mitsui Trust Holdings, Inc.	9,400	252,742
Sumitomo Realty & Development Co. Ltd.	8,000	214,075
Sumitomo Rubber Industries Ltd.	4,200	36,944
Sundrug Co. Ltd.	1,800	66,837
Suntory Beverage & Food Ltd.	3,900	134,502
Suzuken Co. Ltd.	1,600	57,761
Suzuki Motor Corp.	9,800	420,887
Sysmex Corp.	4,400	413,286
T&D Holdings, Inc.	14,800	147,912
Taiheiyo Cement Corp.	2,900	68,069
Taisei Corp.	5,300	164,925
Taisho Pharmaceutical Holdings Co. Ltd.	900	54,152
Taiyo Nippon Sanso Corp.	3,700	54,248
Takeda Pharmaceutical Co. Ltd.	41,377	1,278,657
TDK Corp.	3,292	387,142
Teijin Ltd.	4,400	67,399
Terumo Corp.	16,600	610,946
THK Co. Ltd.	3,500	92,907
Tobu Railway Co. Ltd.	5,000	141,882
Toho Co. Ltd.	3,300	130,683
Toho Gas Co. Ltd.	1,800	92,919
Tohoku Electric Power Co., Inc.	10,300	90,878
Tokio Marine Holdings, Inc.	16,600	741,932
Tokyo Century Corp.	1,200	58,834
Tokyo Electric Power Co., Inc. (a)	49,700	128,245
Tokyo Electron Ltd.	3,900	1,046,802
Tokyo Gas Co. Ltd.	9,600	217,532
Tokyu Corp.	13,300	157,800
Tokyu Fudosan Holdings Corp.	14,600	63,799
Toppan Printing Co. Ltd.	8,100	103,003
Toray Industries, Inc.	37,900	171,494
Toshiba Corp.	9,800	247,899
Tosoh Corp.	6,400	103,742
Toto Ltd.	3,900	178,056
Toyo Suisan Kaisha Ltd.	2,200	109,485
Toyoda Gosei Co. Ltd.	1,600	40,664
Toyota Industries Corp.	4,000	258,494
Toyota Motor Corp.	55,500	3,643,403
Toyota Tsusho Corp.	5,700	159,060
Trend Micro, Inc.	3,600	201,654
Tsuruha Holdings, Inc.	1,000	140,025
Unicharm Corp.	10,600	490,472
United Urban Investment Corp.	72	76,872
USS Co. Ltd.	7,000	128,034
Welcia Holdings Co. Ltd.	2,400	94,059
West Japan Railway Co.	4,000	171,589
Yakult Honsha Co. Ltd.	3,400	164,536
Yamada Holdings Co. Ltd.	17,700	86,302
Yamaha Corp.	3,500	165,918
Yamaha Motor Co. Ltd.	7,400	105,805
Yamato Holdings Co. Ltd.	8,400	222,352
Yamazaki Baking Co. Ltd.	2,900	47,635
Yaskawa Electric Corp.	6,400	248,857
Yokogawa Electric Corp.	6,600	97,029
Yokohama Rubber Co. Ltd.	4,500	64,640
Z Holdings Corp.	70,000	488,114
Zozo, Inc.	2,700	68,493

TOTAL JAPAN		91,229,415

Korea (South) - 3.3%
Alteogen, Inc.	470	66,137
AMOREPACIFIC Corp.	751	105,273
AMOREPACIFIC Group, Inc.	696	26,863
BGF Retail Co. Ltd.	192	19,922
BS Financial Group, Inc.	6,524	31,800
Celltrion Healthcare Co. Ltd.	1,755	131,367
Celltrion Pharm, Inc.	392	37,836
Celltrion, Inc. (a)	2,508	534,343
Cheil Industries, Inc.	2,178	212,880
Cheil Worldwide, Inc.	1,588	29,324
CJ CheilJedang Corp.	199	63,504
CJ Corp.	382	25,627
CJ O Shopping Co. Ltd.	260	30,311
Coway Co. Ltd.	1,431	87,432
Daelim Industrial Co.	676	46,619
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	899	17,040
Db Insurance Co. Ltd.	1,198	46,734
Doosan Bobcat, Inc.	1,210	30,853
DuzonBizon Co. Ltd.	464	40,819
E-Mart Co. Ltd.	479	60,173
Fila Holdings Corp.	1,174	39,971
GS Engineering & Construction Corp.	1,449	34,305
GS Holdings Corp.	1,216	35,464
GS Retail Co. Ltd.	658	18,644
Hana Financial Group, Inc.	7,759	209,130
Hankook Tire Co. Ltd.	1,795	50,175
Hanmi Pharm Co. Ltd.	158	36,678
Hanon Systems	4,506	44,584
Hanwha Corp.	992	21,109
Hanwha Solutions Corp.	2,547	98,789
HLB, Inc.	1,083	88,595
Hotel Shilla Co.	764	50,252
Hyundai Engineering & Construction Co. Ltd.	1,879	51,111
Hyundai Fire & Marine Insurance Co. Ltd.	1,496	30,745
Hyundai Glovis Co. Ltd.	460	68,213
Hyundai Heavy Industries Co. Ltd. (a)	939	65,333
Hyundai Mobis	1,712	342,270
Hyundai Motor Co.	3,601	525,944
Hyundai Robotics Co. Ltd.	234	44,433
Hyundai Steel Co.	2,108	54,075
Industrial Bank of Korea	6,302	45,656
Kakao Corp.	1,509	439,045
Kangwon Land, Inc.	2,488	46,323
KB Financial Group, Inc.	10,113	360,946
Kia Motors Corp.	6,634	296,877
KMW Co. Ltd. (a)	645	35,674
Korea Aerospace Industries Ltd.	1,756	33,928
Korea Electric Power Corp. (a)	7,972	140,313
Korea Express Co. Ltd. (a)	215	30,278
Korea Gas Corp.	632	15,253
Korea Investment Holdings Co. Ltd.	1,019	62,106
Korea Zinc Co. Ltd.	206	69,518
Korean Air Lines Co. Ltd. (a)	2,616	46,349
KT&G Corp.	3,381	240,888
Kumho Petro Chemical Co. Ltd.	444	52,405
LG Chemical Ltd.	1,140	620,257
LG Corp.	2,491	148,831
LG Display Co. Ltd. (a)	5,581	69,534
LG Electronics, Inc.	2,803	207,916
LG Household & Health Care Ltd.	221	292,377
LG Innotek Co. Ltd.	342	46,262
LG Telecom Ltd.	5,114	49,954
Lotte Chemical Corp.	417	86,052
Lotte Confectionery Co. Ltd.	631	15,871
Lotte Shopping Co. Ltd.	278	20,541
Meritz Securities Co. Ltd.	6,559	19,105
Mirae Asset Daewoo Co. Ltd.	10,045	74,675
NAVER Corp.	3,195	815,714
NCSOFT Corp.	445	305,082
Netmarble Corp. (a)(b)	521	54,008
Orion Corp./Republic of Korea	569	54,401
Ottogi Corp.	29	13,565
Pearl Abyss Corp. (a)	140	24,844
POSCO	1,905	350,899
POSCO Chemtech Co. Ltd.	498	32,666
Posco International Corp.	1,129	13,305
S-Oil Corp.	1,313	63,269
S1 Corp.	403	28,900
Samsung Biologics Co. Ltd. (a)(b)	419	252,645
Samsung Card Co. Ltd.	706	18,282
Samsung Electro-Mechanics Co. Ltd.	1,508	178,845
Samsung Electronics Co. Ltd.	124,850	6,261,895
Samsung Engineering Co. Ltd. (a)	3,796	39,605
Samsung Fire & Marine Insurance Co. Ltd.	889	140,257
Samsung Heavy Industries Co. Ltd. (a)	11,461	51,404
Samsung Life Insurance Co. Ltd.	1,682	93,939
Samsung SDI Co. Ltd.	1,460	573,885
Samsung SDS Co. Ltd.	914	136,091
Samsung Securities Co. Ltd.	2,826	80,323
Seegene, Inc.	465	106,256
Shin Poong Pharmaceutical Co. (a)	742	82,387
Shinhan Financial Group Co. Ltd.	11,808	319,675
Shinsegae Co. Ltd.	181	33,312
SK C&C Co. Ltd.	901	146,405
SK Energy Co. Ltd.	1,422	158,593
SK Hynix, Inc.	14,132	1,000,365
SK Telecom Co. Ltd.	1,121	212,108
STX Pan Ocean Co. Ltd. (Korea) (a)	6,110	19,411
Woori Financial Group, Inc.	16,746	131,930
Woori Investment & Securities Co. Ltd.	2,722	23,011
Yuhan Corp.	1,135	59,598

TOTAL KOREA (SOUTH)		18,998,486

Luxembourg - 0.2%
ArcelorMittal SA (Netherlands) (a)	18,707	253,863
Aroundtown SA	27,984	134,179
Eurofins Scientific SA (a)	347	276,347
Globant SA (a)	994	179,526
Reinet Investments SCA	3,616	57,382
SES SA (France) (depositary receipt)	9,369	74,788
Tenaris SA	12,864	61,387

TOTAL LUXEMBOURG		1,037,472

Malaysia - 0.5%
AMMB Holdings Bhd	39,400	27,049
Axiata Group Bhd	66,760	47,093
Bumiputra-Commerce Holdings Bhd	200,642	142,453
Carlsberg Brewery BHD	3,700	16,463
Dialog Group Bhd	95,600	85,175
DiGi.com Bhd	75,400	68,430
Fraser & Neave Holdings BHD	3,600	27,390
Gamuda Bhd	42,800	34,315
Genting Bhd	50,100	35,727
Genting Malaysia Bhd	70,000	33,715
Genting Plantations Bhd	6,100	14,419
Hap Seng Consolidated Bhd	15,000	26,463
Hartalega Holdings Bhd	43,100	187,028
Hong Leong Bank Bhd	15,700	55,985
Hong Leong Credit Bhd	5,400	18,359
IHH Healthcare Bhd	52,800	63,218
IOI Corp. Bhd	60,200	62,361
Kossan Rubber Industries Bhd	33,600	60,732
Kuala Lumpur Kepong Bhd	10,300	52,559
Malayan Banking Bhd	104,399	175,833
Malaysia Airports Holdings Bhd	25,900	26,084
Maxis Bhd	57,000	65,861
MISC Bhd	31,800	50,462
Nestle (Malaysia) BHD	1,700	57,022
Petronas Chemicals Group Bhd	58,600	82,598
Petronas Dagangan Bhd	7,200	29,864
Petronas Gas Bhd	19,300	73,242
PPB Group Bhd	15,440	69,921
Press Metal Bhd	34,500	45,645
Public Bank Bhd	74,400	270,038
QL Resources Bhd	26,100	39,574
RHB Capital Bhd	38,500	39,198
Sime Darby Bhd	66,100	38,354
Sime Darby Plantation Bhd	49,700	57,903
SP Setia Bhd	1	0
Supermax Corp. Bhd	38,200	87,225
Telekom Malaysia Bhd	26,900	27,125
Tenaga Nasional Bhd	55,200	126,751
Top Glove Corp. Bhd	118,800	245,116
Westports Holdings Bhd	19,500	18,298
YTL Corp. Bhd	82,356	14,385

TOTAL MALAYSIA		2,699,433

Mexico - 0.5%
Alfa SA de CV Series A	73,900	49,368
America Movil S.A.B. de CV Series L	925,700	563,411
CEMEX S.A.B. de CV unit	433,380	178,979
Coca-Cola FEMSA S.A.B. de CV unit	13,100	49,605
Embotelladoras Arca S.A.B. de CV	11,200	48,762
Fibra Uno Administracion SA de CV	77,600	58,790
Fomento Economico Mexicano S.A.B. de CV unit	50,000	267,991
Gruma S.A.B. de CV Series B	5,490	58,393
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	9,200	76,566
Grupo Aeroportuario del Sureste S.A.B. de CV Series B (a)	5,025	58,045
Grupo Bimbo S.A.B. de CV Series A	39,300	75,945
Grupo Carso SA de CV Series A1	11,300	20,926
Grupo Financiero Banorte S.A.B. de CV Series O (a)	66,500	296,266
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	56,600	41,920
Grupo Mexico SA de CV Series B	80,700	229,224
Grupo Televisa SA de CV (a)	58,700	74,248
Industrias Penoles SA de CV	3,420	54,458
Infraestructura Energetica Nova S.A.B. de CV	13,300	44,506
JB y Co. SA de CV	13,700	28,761
Kimberly-Clark de Mexico SA de CV Series A	37,300	55,445
Megacable Holdings S.A.B. de CV unit	7,400	23,475
Mexichem S.A.B. de CV	25,800	45,624
Promotora y Operadora de Infraestructura S.A.B. de CV	5,455	35,737
Wal-Mart de Mexico SA de CV Series V	133,600	322,797

TOTAL MEXICO		2,759,242

Multi-National - 0.0%
HK Electric Investments & HK Electric Investments Ltd. unit	64,000	65,135
HKT Trust/HKT Ltd. unit	93,000	120,201

TOTAL MULTI-NATIONAL		185,336

Netherlands - 3.3%
ABN AMRO Group NV GDR (a)(b)	10,310	84,605
Adyen BV (a)(b)	475	798,353
AEGON NV	43,669	117,470
AerCap Holdings NV (a)	3,216	79,853
Airbus Group NV	15,478	1,132,465
Akzo Nobel NV	5,148	495,838
Altice Europe NV Class A (a)	15,156	74,648
Argenx SE (a)	1,180	294,459
ASML Holding NV (Netherlands)	11,125	4,025,060
CNH Industrial NV	25,974	201,469
EXOR NV	2,853	148,194
Ferrari NV	3,301	588,787
Fiat Chrysler Automobiles NV (Italy)	27,706	340,167
Heineken Holding NV	2,942	227,342
Heineken NV (Bearer)	6,861	608,889
ING Groep NV (Certificaten Van Aandelen)	103,075	706,035
Koninklijke Ahold Delhaize NV	28,816	791,693
Koninklijke DSM NV	4,507	721,486
Koninklijke KPN NV	96,981	261,924
Koninklijke Philips Electronics NV	24,051	1,113,965
NN Group NV	7,122	248,341
Prosus NV	12,806	1,278,500
QIAGEN NV (Germany) (a)	5,787	274,783
Randstad NV	3,292	164,518
STMicroelectronics NV (France)	16,801	512,501
Takeaway.com Holding BV (a)(b)	3,194	355,324
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (c)	3,806	154,700
Unilever NV	38,183	2,159,010
Vopak NV	1,711	88,935
Wolters Kluwer NV	7,193	582,894
X5 Retail Group NV GDR	3,332	117,311
Yandex NV Class A (a)	7,966	453,712

TOTAL NETHERLANDS		19,203,231

New Zealand - 0.2%
Auckland International Airport Ltd.	32,566	150,646
Fisher & Paykel Healthcare Corp.	15,467	357,820
Mercury Nz Ltd.	16,765	59,270
Meridian Energy Ltd.	31,364	109,925
Ryman Healthcare Group Ltd.	9,789	90,588
Spark New Zealand Ltd.	46,655	138,457
The a2 Milk Co. Ltd. (a)	18,791	181,957

TOTAL NEW ZEALAND		1,088,663

Norway - 0.3%
Adevinta ASA Class B (a)	6,137	94,819
DNB ASA	25,099	338,364
Equinor ASA	25,480	323,616
Gjensidige Forsikring ASA	5,618	106,691
Mowi ASA	11,257	177,640
Norsk Hydro ASA	32,963	92,294
Orkla ASA	20,642	194,773
Schibsted ASA (B Shares)	2,697	96,787
Telenor ASA	18,416	283,957
Yara International ASA	4,840	168,572

TOTAL NORWAY		1,877,513

Pakistan - 0.0%
Habib Bank Ltd.	14,655	11,902
MCB Bank Ltd.	10,341	10,730
Oil & Gas Development Co. Ltd.	16,265	9,486

TOTAL PAKISTAN		32,118

Papua New Guinea - 0.0%
Oil Search Ltd. ADR	48,050	86,753
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR	5,284	64,835
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	47,940	43,982
Aboitiz Power Corp.	33,900	18,857
Altus Property Ventures, Inc. (a)	1	0
Ayala Corp.	6,860	107,786
Ayala Land, Inc.	213,100	144,623
Bank of the Philippine Islands (BPI)	21,460	32,447
BDO Unibank, Inc.	47,860	87,369
Globe Telecom, Inc.	795	33,182
GT Capital Holdings, Inc.	2,357	20,853
International Container Terminal Services, Inc.	23,800	56,269
JG Summit Holdings, Inc.	73,101	96,658
Jollibee Food Corp.	10,400	36,362
Manila Electric Co.	5,340	32,973
Megaworld Corp. (a)	262,000	16,340
Metro Pacific Investments Corp.	341,200	28,143
Metropolitan Bank & Trust Co.	43,313	36,294
Philippine Long Distance Telephone Co.	2,090	56,829
PUREGOLD Price Club, Inc.	24,900	21,156
Robinsons Land Corp.	47,900	14,788
SM Investments Corp.	5,850	114,370
SM Prime Holdings, Inc.	264,300	183,461
Universal Robina Corp.	21,300	60,390

TOTAL PHILIPPINES		1,243,132

Poland - 0.2%
Allegro.eu SA (a)(b)	6,681	135,777
Bank Polska Kasa Opieki SA (a)	4,502	48,072
Bank Zachodni WBK SA (a)	873	27,126
BRE Bank SA	362	10,562
CD Projekt RED SA (a)	1,796	152,170
Cyfrowy Polsat SA	7,013	43,723
Dino Polska SA (a)(b)	1,214	66,671
Grupa Lotos SA	2,262	15,931
KGHM Polska Miedz SA (Bearer) (a)	4,053	120,968
LPP SA (a)	32	42,358
Orange Polska SA (a)	16,190	24,866
Polish Oil & Gas Co. SA	42,316	44,576
Polska Grupa Energetyczna SA (a)	20,532	23,392
Polski Koncern Naftowy Orlen SA	7,315	70,404
Powszechna Kasa Oszczednosci Bank SA (a)	25,560	122,389
Powszechny Zaklad Ubezpieczen SA (a)	14,798	80,745

TOTAL POLAND		1,029,730

Portugal - 0.1%
Energias de Portugal SA	70,152	345,765
Galp Energia SGPS SA Class B	13,083	106,250
Jeronimo Martins SGPS SA	6,074	96,491

TOTAL PORTUGAL		548,506

Qatar - 0.2%
Barwa Real Estate Co.	45,337	41,502
Industries Qatar QSC (a)	44,758	110,819
Masraf al Rayan	90,214	106,418
Mesaieed Petrochemical Holding Co.	108,384	55,219
Ooredoo QSC	19,961	36,348
Qatar Electricity & Water Co.	13,311	61,053
Qatar Fuel Co.	11,974	56,565
Qatar International Islamic Bank QSC	18,240	41,585
Qatar Islamic Bank	30,998	137,920
Qatar National Bank SAQ	121,532	590,804
The Commercial Bank of Qatar	48,954	57,142

TOTAL QATAR		1,295,375

Russia - 0.7%
Alrosa Co. Ltd.	63,040	56,673
Gazprom OAO	314,440	612,647
Inter Rao Ues JSC	879,000	56,252
Lukoil PJSC	11,050	564,888
Magnit OJSC GDR (Reg. S)	10,321	142,327
Magnitogorsk Iron & Steel Works PJSC	54,700	25,930
MMC Norilsk Nickel PJSC	1,654	393,665
MMC Norilsk Nickel PJSC sponsored ADR	151	3,600
Mobile TeleSystems OJSC sponsored ADR	10,869	84,996
Moscow Exchange MICEX-RTS OAO	33,490	56,489
NOVATEK OAO GDR (Reg. S)	2,307	277,994
Novolipetsk Steel OJSC	29,230	68,436
PhosAgro OJSC GDR (Reg. S)	3,294	37,947
Polyus PJSC	852	166,874
Rosneft Oil Co. OJSC	29,880	132,054
Sberbank of Russia	283,155	717,644
Severstal PAO	5,112	69,907
Severstal PAO GDR (Reg. S)	5	68
Surgutneftegas OJSC	163,700	67,896
Tatneft PAO	36,200	187,052
VTB Bank OJSC	78,050,000	32,171

TOTAL RUSSIA		3,755,510

Saudi Arabia - 0.8%
Abdullah Al Othaim Markets Co.	1,102	38,493
Advanced Polypropylene Co.	3,324	51,230
Al Rajhi Bank	31,172	546,921
Alinma Bank	27,162	110,667
Almarai Co. Ltd.	6,812	93,726
Arab National Bank	16,515	83,581
Bank Al-Jazira	15,185	52,718
Bank Albilad	10,838	67,219
Banque Saudi Fransi	15,493	122,695
Bupa Arabia for Cooperative Insurance Co. (a)	1,714	52,376
Dar Al Arkan Real Estate Development Co. (a)	12,481	26,591
Emaar The Economic City (a)	8,751	20,767
Etihad Etisalat Co. (a)	10,653	79,536
Jarir Marketing Co.	1,679	77,541
Mobile Telecommunications Co. Saudi Arabia (a)	5,742	18,863
National Commercial Bank	37,439	389,834
National Industrialization Co. (a)	13,913	41,921
Rabigh Refining & Petrochemical Co. (a)	7,346	23,858
Riyad Bank	35,138	168,649
SABIC	22,752	546,004
Sahara International Petrochemical Co.	11,469	44,588
Samba Financial Group	25,309	186,259
Saudi Airlines Catering Co.	911	18,899
Saudi Arabian Fertilizers Co.	5,584	112,267
Saudi Arabian Mining Co. (a)	11,570	115,074
Saudi Arabian Oil Co.	52,996	476,219
Saudi Cement Co.	1,772	25,609
Saudi Electricity Co.	22,623	114,131
Saudi Industrial Investment Group	5,477	29,646
Saudi Kayan Petrochemical Co. (a)	23,515	59,441
Saudi Telecom Co.	15,210	404,351
The Co. for Cooperative Insurance (a)	1,491	32,203
The Saudi British Bank	18,771	119,224
The Savola Group	7,069	86,329
Yanbu National Petrochemical Co.	7,049	108,076

TOTAL SAUDI ARABIA		4,545,506

Singapore - 0.7%
Ascendas Real Estate Investment Trust	90,124	190,173
BOC Aviation Ltd. Class A (b)	5,100	31,478
CapitaLand Ltd.	64,445	121,272
CapitaMall Trust	112,456	142,544
City Developments Ltd.	10,900	50,618
DBS Group Holdings Ltd.	48,402	720,989
Genting Singapore Ltd.	209,600	98,977
Jardine Cycle & Carriage Ltd.	2,500	32,520
Keppel Corp. Ltd.	43,800	140,750
Mapletree Commercial Trust	53,700	67,709
Mapletree Logistics Trust (REIT)	75,300	107,566
Mapletree Logistics Trust (REIT) rights 11/10/20 (a)	1,250	0
Oversea-Chinese Banking Corp. Ltd.	92,443	570,165
Singapore Airlines Ltd.	43,000	106,710
Singapore Exchange Ltd.	22,100	140,166
Singapore Technologies Engineering Ltd.	39,100	99,952
Singapore Telecommunications Ltd.	209,800	311,873
Suntec (REIT)	50,100	49,201
United Overseas Bank Ltd.	30,103	418,265
UOL Group Ltd.	11,100	50,596
Venture Corp. Ltd.	8,700	122,642
Wilmar International Ltd.	47,100	139,442
Yangzijiang Shipbuilding Holdings Ltd.	65,400	44,030

TOTAL SINGAPORE		3,757,638

South Africa - 1.0%
Absa Group Ltd.	17,501	94,076
Anglo American Platinum Ltd.	1,314	87,006
AngloGold Ashanti Ltd.	11,207	258,270
Aspen Pharmacare Holdings Ltd. (a)	9,433	61,428
Bidcorp Ltd.	9,467	130,340
Bidvest Group Ltd.	6,976	57,364
Capitec Bank Holdings Ltd.	1,711	120,249
Clicks Group Ltd.	6,150	88,950
Discovery Ltd.	9,531	63,009
Exxaro Resources Ltd.	6,034	40,706
FirstRand Ltd.	124,138	288,165
Gold Fields Ltd.	23,602	255,260
Growthpoint Properties Ltd.	73,308	47,959
Harmony Gold Mining Co. Ltd. (a)	14,260	71,018
Impala Platinum Holdings Ltd.	20,521	182,644
Kumba Iron Ore Ltd.	1,566	46,494
Life Healthcare Group Holdings Ltd.	33,100	33,096
MMI Holdings Ltd.	22,632	18,106
Mr Price Group Ltd.	6,249	47,274
MTN Group Ltd.	43,501	155,321
MultiChoice Group Ltd.	10,711	88,332
Naspers Ltd. Class N	11,494	2,243,946
Nedbank Group Ltd.	9,054	53,560
Northam Platinum Ltd. (a)	10,349	99,432
Old Mutual Ltd.	114,508	66,424
Rand Merchant Insurance Holdings Ltd.	34,175	59,697
Remgro Ltd.	12,605	67,241
Sanlam Ltd.	45,445	132,559
Sasol Ltd. (a)	13,756	71,837
Shoprite Holdings Ltd.	12,299	97,912
Sibanye Stillwater Ltd.	59,020	174,033
Spar Group Ltd.	4,714	49,974
Standard Bank Group Ltd.	34,201	223,637
Steinhoff Africa Retail Ltd. (b)	21,175	15,577
Tiger Brands Ltd.	3,891	48,416
Vodacom Group Ltd.	17,192	129,559
Woolworths Holdings Ltd.	24,246	52,077

TOTAL SOUTH AFRICA		5,820,948

Spain - 1.3%
ACS Actividades de Construccion y Servicios SA	6,882	163,590
Aena Sme SA (a)(b)	1,707	229,819
Amadeus IT Holding SA Class A	11,561	551,911
Banco Bilbao Vizcaya Argentaria SA	177,343	511,662
Banco Santander SA (Spain)	428,845	858,787
Bankinter SA	16,351	61,262
CaixaBank SA	91,112	166,242
Cellnex Telecom SA (b)	8,305	533,144
Enagas SA	7,060	152,362
Endesa SA	7,974	213,692
Ferrovial SA	12,908	279,244
Gas Natural SDG SA	8,318	154,517
Grifols SA	8,106	218,929
Iberdrola SA	154,208	1,818,433
Inditex SA	28,688	707,989
MAPFRE SA (Reg.)	36,493	54,997
Red Electrica Corporacion SA	11,622	204,725
Repsol SA	38,044	238,843
Siemens Gamesa Renewable Energy SA	6,040	171,149
Telefonica SA	129,570	421,495

TOTAL SPAIN		7,712,792

Sweden - 1.9%
Alfa Laval AB	7,964	161,546
ASSA ABLOY AB (B Shares)	26,486	567,660
Atlas Copco AB:
(A Shares)	17,219	760,288
(B Shares)	10,622	407,409
Boliden AB	7,424	202,904
Electrolux AB (B Shares)	5,535	124,964
Epiroc AB:
Class A	16,197	242,089
Class B	10,889	156,145
EQT AB	6,301	120,059
Ericsson (B Shares)	76,377	852,712
Essity AB Class B	15,814	458,333
Evolution Gaming Group AB (b)	3,210	238,448
H&M Hennes & Mauritz AB (B Shares)	20,452	332,347
Hexagon AB (B Shares)	7,298	533,424
Husqvarna AB (B Shares)	10,231	105,778
ICA Gruppen AB	2,688	127,265
Industrivarden AB (C Shares)	4,553	116,455
Investor AB (B Shares)	11,765	706,556
Kinnevik AB (B Shares)	6,162	252,861
Latour Investment AB Class B	3,589	83,812
Lundbergfoeretagen AB	2,253	101,429
Lundin Petroleum AB	4,874	93,033
Nibe Industrier AB (B Shares)	8,396	202,484
Sandvik AB	29,868	532,400
Securitas AB (B Shares)	7,588	107,402
Skandinaviska Enskilda Banken AB (A Shares) (a)	42,926	368,072
Skanska AB (B Shares)	9,290	174,663
SKF AB (B Shares)	10,172	208,278
Svenska Cellulosa AB (SCA) (B Shares)	15,901	215,774
Svenska Handelsbanken AB (A Shares) (a)	39,012	316,102
Swedbank AB (A Shares) (a)	22,698	355,836
Swedish Match Co. AB	4,163	313,731
Tele2 AB (B Shares)	12,677	150,371
Telia Co. AB	66,318	254,290
Volvo AB (B Shares)	38,159	742,519

TOTAL SWEDEN		10,687,439

Switzerland - 6.2%
ABB Ltd. (Reg.)	48,360	1,173,457
Adecco SA (Reg.)	3,933	193,015
Alcon, Inc. (Switzerland) (a)	12,698	721,485
Baloise Holdings AG	1,268	173,271
Banque Cantonale Vaudoise	835	80,864
Barry Callebaut AG	74	152,770
Clariant AG (Reg.)	4,910	84,176
Coca-Cola HBC AG	4,885	111,065
Compagnie Financiere Richemont SA Series A	13,786	861,677
Credit Suisse Group AG	64,189	605,391
Ems-Chemie Holding AG	202	177,558
Galenica AG	1,300	146,240
Geberit AG (Reg.)	980	557,893
Givaudan SA	241	981,925
Julius Baer Group Ltd.	5,662	252,797
Kuehne & Nagel International AG	1,347	268,974
LafargeHolcim Ltd. (Reg.)	13,565	582,129
Lindt & Spruengli AG	2	172,965
Lindt & Spruengli AG (participation certificate)	33	261,639
Logitech International SA (Reg.)	4,161	350,324
Lonza Group AG	1,952	1,182,737
Nestle SA (Reg. S)	77,529	8,720,302
Novartis AG	58,061	4,524,263
Partners Group Holding AG	489	440,817
Roche Holding AG (participation certificate)	18,370	5,902,860
Schindler Holding AG:
(participation certificate)	1,009	258,041
(Reg.)	610	156,600
SGS SA (Reg.)	154	384,769
Siemens Energy AG (a)	10,735	235,047
Sika AG	3,716	914,664
Sonova Holding AG Class B	1,458	345,837
Straumann Holding AG	261	272,115
Swatch Group AG (Bearer)	721	152,503
Swatch Group AG (Bearer) (Reg.)	1,652	67,453
Swiss Life Holding AG	809	271,916
Swiss Prime Site AG	1,833	154,124
Swiss Re Ltd.	7,787	558,283
Swisscom AG	689	350,380
Temenos Group AG	1,683	180,680
UBS Group AG	96,200	1,116,799
Zurich Insurance Group Ltd.	3,922	1,302,675

TOTAL SWITZERLAND		35,402,480

Taiwan - 3.7%
Accton Technology Corp.	13,000	94,289
Acer, Inc.	71,000	59,189
Advantech Co. Ltd.	11,798	119,180
ASE Technology Holding Co. Ltd.	85,500	191,874
Asia Cement Corp.	53,000	76,233
ASMedia Technology, Inc.	1,000	50,159
ASUSTeK Computer, Inc.	19,000	161,051
AU Optronics Corp. (a)	212,000	85,607
Catcher Technology Co. Ltd.	17,000	107,256
Cathay Financial Holding Co. Ltd.	199,436	267,690
Chang Hwa Commercial Bank	125,841	74,997
Cheng Shin Rubber Industry Co. Ltd.	44,000	55,521
Chicony Electronics Co. Ltd.	14,030	42,224
China Development Finance Holding Corp.	309,000	90,511
China Life Insurance Co. Ltd.	69,586	46,579
China Steel Corp.	328,000	232,738
Chinatrust Financial Holding Co. Ltd.	501,000	316,091
Chunghwa Telecom Co. Ltd.	96,000	360,093
Compal Electronics, Inc.	101,000	65,665
Delta Electronics, Inc.	54,000	358,628
E.SUN Financial Holdings Co. Ltd.	285,591	242,576
ECLAT Textile Co. Ltd.	5,000	66,151
EVA Airways Corp.	53,935	20,361
Evergreen Marine Corp. (Taiwan) (a)	55,358	36,571
Far Eastern Textile Ltd.	72,000	64,805
Far EasTone Telecommunications Co. Ltd.	45,000	94,376
Feng Tay Enterprise Co. Ltd.	10,200	61,680
First Financial Holding Co. Ltd.	262,128	183,707
Formosa Chemicals & Fibre Corp.	91,000	218,840
Formosa Petrochemical Corp.	31,000	85,169
Formosa Plastics Corp.	98,000	270,957
Formosa Taffeta Co. Ltd.	18,000	19,662
Foxconn Technology Co. Ltd.	23,000	40,278
Fubon Financial Holding Co. Ltd.	169,000	240,424
Giant Manufacturing Co. Ltd.	8,000	78,577
GlobalWafers Co. Ltd.	7,000	101,541
Highwealth Construction Corp.	17,600	25,530
HIWIN Technologies Corp.	6,407	55,764
Hon Hai Precision Industry Co. Ltd. (Foxconn)	332,800	901,534
Hotai Motor Co. Ltd.	8,000	168,339
Hua Nan Financial Holdings Co. Ltd.	202,371	121,667
Innolux Corp.	202,000	69,972
Inventec Corp.	60,000	47,398
Largan Precision Co. Ltd.	3,000	317,208
Lite-On Technology Corp.	51,000	82,983
MediaTek, Inc.	39,000	924,255
Mega Financial Holding Co. Ltd.	302,000	290,821
Micro-Star International Co. Ltd.	19,000	76,375
Nan Ya Plastics Corp.	132,000	270,838
Nanya Technology Corp.	30,000	60,610
Nien Made Enterprise Co. Ltd.	4,000	45,021
Novatek Microelectronics Corp.	15,000	139,991
Pegatron Corp.	53,000	113,933
Phison Electronics Corp.	5,000	51,819
Pou Chen Corp.	57,000	50,208
Powertech Technology, Inc.	18,000	53,102
President Chain Store Corp.	17,000	153,308
Quanta Computer, Inc.	75,000	188,752
Realtek Semiconductor Corp.	13,000	161,540
Ruentex Development Co. Ltd.	19,500	26,923
Shin Kong Financial Holding Co. Ltd.	267,953	74,554
Sinopac Holdings Co.	246,100	92,043
Standard Foods Corp.	10,000	21,357
Synnex Technology International Corp.	33,000	48,965
Taishin Financial Holdings Co. Ltd.	238,193	104,905
Taiwan Business Bank	135,826	44,628
Taiwan Cement Corp.	128,535	182,184
Taiwan Cooperative Financial Holding Co. Ltd.	275,470	184,873
Taiwan High Speed Rail Corp.	46,000	48,639
Taiwan Mobile Co. Ltd.	43,000	146,845
Taiwan Semiconductor Manufacturing Co. Ltd.	644,000	9,741,638
The Shanghai Commercial & Savings Bank Ltd.	107,899	139,734
Unified-President Enterprises Corp.	124,000	265,693
United Microelectronics Corp.	297,000	319,140
Vanguard International Semiconductor Corp.	28,000	91,216
Walsin Technology Corp.	8,000	45,720
Win Semiconductors Corp.	9,000	97,836
Winbond Electronics Corp.	72,000	42,658
Wistron Corp.	68,763	68,501
Wiwynn Corp.	2,629	66,807
WPG Holding Co. Ltd.	39,400	53,435
Yageo Corp.	9,396	116,756
Yuanta Financial Holding Co. Ltd.	266,080	165,085

TOTAL TAIWAN		21,242,353

Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)	28,800	159,291
Airports of Thailand PCL (For. Reg.)	140,500	232,936
Asset World Corp. PCL	181,500	16,980
B. Grimm Power PCL (For. Reg.)	18,100	22,779
Bangkok Bank PCL (For. Reg.)	16,800	52,038
Bangkok Commercial Asset Management PCL	58,300	37,741
Bangkok Dusit Medical Services PCL (For. Reg.)	260,000	145,873
Bangkok Expressway and Metro PCL	220,000	57,801
Berli Jucker PCL (For. Reg)	29,100	26,803
BTS Group Holdings PCL (For. Reg.)	187,100	53,690
Bumrungrad Hospital PCL (For. Reg.)	12,900	37,633
Central Pattana PCL (For. Reg.)	53,400	65,853
Central Retail Corp. PCL	42,017	35,910
Charoen Pokphand Foods PCL (For. Reg.)	110,100	89,116
CP ALL PCL (For. Reg.)	163,700	281,787
Electricity Generating PCL (For. Reg.)	6,900	36,715
Energy Absolute PCL (For. Reg.)	35,600	43,395
Global Power Synergy Public Co. Ltd.	16,600	27,552
Gulf Energy Development PCL (For. Reg.)	50,700	46,346
Home Product Center PCL (For. Reg.)	212,700	95,119
Indorama Ventures PCL (For. Reg.)	41,700	29,524
Intouch Holdings PCL (For. Reg.)	54,100	92,787
IRPC PCL (For. Reg.)	258,400	16,730
Kasikornbank PCL (For. Reg.)	42,400	102,159
Krung Thai Bank PCL (For. Reg.)	79,900	22,146
Krungthai Card PCL (For. Reg.)	18,700	23,680
Land & House PCL (For. Reg.)	249,000	51,059
Minor International PCL:
warrants 9/30/21 (a)	1,750	14
warrants 7/31/23 (a)	4,385	877
(For. Reg.)	88,580	47,389
Muangthai Leasing PCL	18,000	31,585
Osotspa PCL	17,500	17,949
PTT Exploration and Production PCL (For. Reg.)	36,900	93,231
PTT Global Chemical PCL (For. Reg.)	59,700	76,493
PTT PCL (For. Reg.)	284,100	282,315
Ratchaburi Electric Generating Holding PCL (For. Reg.)	15,300	22,825
Siam Cement PCL (For. Reg.)	19,600	212,362
Siam Commercial Bank PCL (For. Reg.)	20,200	42,056
Srisawad Corp. PCL:
warrants 8/29/25 (a)	712	188
(For. Reg.)	17,800	28,409
Thai Oil PCL (For. Reg.)	26,800	29,432
Thai Union Frozen Products PCL (For. Reg.)	95,300	46,446
TMB Bank PCL (For. Reg.)	553,682	14,362
Total Access Communication PCL (For. Reg.)	11,100	10,915
True Corp. PCL (For. Reg.)	278,900	24,282

TOTAL THAILAND		2,884,573

Turkey - 0.1%
Akbank TAS (a)	74,962	42,672
Anadolu Efes Biracilik Ve Malt Sanayii A/S	5,000	11,594
Aselsan A/S	16,534	33,050
Bim Birlesik Magazalar A/S JSC	12,798	102,024
Eregli Demir ve Celik Fabrikalari T.A.S.	34,093	38,774
Ford Otomotiv Sanayi A/S	1,675	21,588
Haci Omer Sabanci Holding A/S	21,830	21,441
Koc Holding A/S	18,305	30,932
Tupras Turkiye Petrol Rafinerileri A/S (a)	4,739	42,275
Turk Hava Yollari AO (a)	12,855	13,838
Turk Sise ve Cam Fabrikalari A/S	35,205	25,754
Turkcell Iletisim Hizmet A/S	26,587	46,324
Turkiye Garanti Bankasi A/S (a)	55,785	43,938
Turkiye Is Bankasi A/S Series C (a)	37,077	22,610
Yapi ve Kredi Bankasi A/S (a)	68,778	17,647

TOTAL TURKEY		514,461

United Arab Emirates - 0.2%
Abu Dhabi Commercial Bank PJSC (e)	74,447	118,973
Aldar Properties PJSC	114,889	85,702
Dubai Islamic Bank Pakistan Ltd.	54,858	62,129
Emaar Malls Group PJSC (a)	85,883	34,604
Emaar Properties PJSC (a)	106,171	77,175
Emirates NBD Bank PJSC	63,573	164,421
Emirates Telecommunications Corp.	45,622	209,656
National Bank of Abu Dhabi PJSC	71,008	221,541

TOTAL UNITED ARAB EMIRATES		974,201

United Kingdom - 7.4%
3i Group PLC	25,586	318,539
Admiral Group PLC	4,971	177,098
Anglo American PLC (United Kingdom)	32,210	755,779
Antofagasta PLC	10,611	141,521
Ashtead Group PLC	11,893	431,407
Associated British Foods PLC	9,066	199,371
AstraZeneca PLC (United Kingdom)	34,311	3,445,013
Auto Trader Group PLC (b)	25,635	192,735
Aveva Group PLC	1,730	96,148
Aviva PLC	99,108	330,582
BAE Systems PLC	85,859	441,349
Barclays PLC (a)	457,527	634,167
Barratt Developments PLC	27,622	172,659
Berkeley Group Holdings PLC	3,415	179,487
BHP Billiton PLC	55,304	1,071,369
BP PLC	530,324	1,352,689
BP PLC sponsored ADR	29	449
British American Tobacco PLC (United Kingdom)	60,001	1,901,755
British Land Co. PLC	21,482	97,015
BT Group PLC	237,651	312,187
Bunzl PLC	8,484	263,785
Burberry Group PLC	10,833	190,258
Coca-Cola European Partners PLC	5,771	206,082
Compass Group PLC	47,049	643,995
Croda International PLC	3,318	259,370
Diageo PLC	61,148	1,976,174
Direct Line Insurance Group PLC	33,507	114,381
Evraz PLC	12,449	57,979
GlaxoSmithKline PLC	131,410	2,194,349
Halma PLC	10,088	309,474
Hargreaves Lansdown PLC	8,574	150,231
Hikma Pharmaceuticals PLC	4,704	152,960
HSBC Holdings PLC (United Kingdom)	532,715	2,232,393
Imperial Brands PLC	25,132	398,516
Informa PLC	38,498	208,474
InterContinental Hotel Group PLC	4,428	224,640
Intertek Group PLC	4,272	308,375
J Sainsbury PLC	43,560	113,767
John David Group PLC	10,728	103,013
Johnson Matthey PLC	5,174	144,046
Kingfisher PLC	56,605	210,513
Land Securities Group PLC	17,196	113,459
Legal & General Group PLC	149,835	358,718
Lloyds Banking Group PLC	1,865,814	679,356
London Stock Exchange Group PLC	8,191	882,973
M&G PLC	70,217	133,402
Melrose Industries PLC	129,630	200,935
Mondi PLC	11,742	222,548
Mondi PLC	1,237	23,224
National Grid PLC	91,791	1,092,831
Next PLC	3,383	255,948
NMC Health PLC (a)	2,259	619
Ocado Group PLC (a)	12,039	354,977
Pearson PLC	18,730	123,745
Persimmon PLC	8,521	257,870
Prudential PLC	68,123	833,179
Reckitt Benckiser Group PLC	18,515	1,630,959
RELX PLC (London Stock Exchange)	50,583	1,000,975
Rentokil Initial PLC (a)	49,104	334,611
Rio Tinto PLC	29,286	1,656,458
Rolls-Royce Holdings PLC (c)	47,148	43,562
Rolls-Royce Holdings PLC rights 11/6/20 (a)	157,160	79,404
Royal Bank of Scotland Group PLC	129,047	207,638
Royal Dutch Shell PLC:
Class A (United Kingdom)	109,053	1,371,831
Class B (United Kingdom)	95,029	1,145,987
RSA Insurance Group PLC	27,439	150,578
Sage Group PLC	28,914	238,084
Schroders PLC	3,239	109,687
Scottish & Southern Energy PLC	27,542	447,792
Segro PLC	30,509	356,510
Severn Trent PLC	6,075	191,245
Smith & Nephew PLC	23,202	402,883
Smiths Group PLC	10,666	183,708
Spirax-Sarco Engineering PLC	1,908	278,821
St. James's Place Capital PLC	14,095	164,195
Standard Chartered PLC (United Kingdom)	71,717	326,855
Standard Life PLC	61,276	178,215
Taylor Wimpey PLC	89,282	122,373
Tesco PLC	255,922	681,149
Unilever PLC	30,495	1,739,856
United Utilities Group PLC	17,386	194,468
Vodafone Group PLC	697,960	931,057
Vodafone Group PLC sponsored ADR	110	1,486
Whitbread PLC	5,538	154,036
WM Morrison Supermarkets PLC	65,125	137,438

TOTAL UNITED KINGDOM		42,709,739

United States of America - 0.1%
Legend Biotech Corp. ADR	62	1,604
NICE Systems Ltd. sponsored ADR (a)	2	457
Southern Copper Corp.	2,079	108,815
Yum China Holdings, Inc.	10,698	569,455

TOTAL UNITED STATES OF AMERICA		680,331

TOTAL COMMON STOCKS
(Cost $555,444,179)		543,275,956

Nonconvertible Preferred Stocks - 1.0%
Brazil - 0.4%
Banco Bradesco SA (PN)	109,459	384,579
Braskem SA (PN-A)	4,600	18,310
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	8,955	48,365
Companhia Energetica de Minas Gerais (CEMIG) (PN)	36,904	65,924
Companhia Paranaense de Energia-Copel (PN-B)	2,400	25,832
Gerdau SA	30,900	117,451
Itau Unibanco Holding SA	123,350	504,755
Itausa-Investimentos Itau SA (PN)	109,147	172,910
Lojas Americanas SA (PN)	22,116	89,536
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	127,400	420,526
Telefonica Brasil SA	11,400	84,517

TOTAL BRAZIL		1,932,705

Chile - 0.0%
Embotelladora Andina SA Class B	9,246	19,250
Sociedad Quimica y Minera de Chile SA (PN-B)	3,670	134,072

TOTAL CHILE		153,322

Colombia - 0.0%
Bancolombia SA (PN)	10,988	69,556
Germany - 0.4%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	1,773	91,683
Fuchs Petrolub AG	1,703	87,627
Henkel AG & Co. KGaA	4,522	439,862
Porsche Automobil Holding SE (Germany)	4,076	218,367
Sartorius AG (non-vtg.)	936	396,147
Volkswagen AG	4,891	712,608

TOTAL GERMANY		1,946,294

Korea (South) - 0.2%
AMOREPACIFIC Corp.	487	22,634
Hyundai Motor Co.	784	54,576
Hyundai Motor Co. Series 2	1,806	127,685
LG Chemical Ltd.	356	98,495
LG Household & Health Care Ltd.	105	63,993
Samsung Electronics Co. Ltd.	21,636	960,364

TOTAL KOREA (SOUTH)		1,327,747

Russia - 0.0%
Surgutneftegas OJSC	191,700	87,484
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $6,855,332)		5,517,108
	Principal Amount	Value

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.13% 11/5/20 (Cost $289,996)(c)(f)	290,000	289,998
	Shares	Value

Money Market Funds - 3.6%
Fidelity Cash Central Fund 0.10% (g)	20,495,126	20,499,225
Fidelity Securities Lending Cash Central Fund 0.11% (g)(h)	488,432	488,481
TOTAL MONEY MARKET FUNDS
(Cost $20,987,706)		20,987,706
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $583,577,213)		570,070,768
NET OTHER ASSETS (LIABILITIES) - 0.9%		5,049,589
NET ASSETS - 100%		$575,120,357

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	183	Dec. 2020	$16,322,685	$(720,283)	$(720,283)
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	150	Dec. 2020	8,264,250	(23,892)	(23,892)
TME S&P/TSX 60 Index Contracts (Canada)	12	Dec. 2020	1,667,012	(71,381)	(71,381)
TOTAL FUTURES CONTRACTS					$(815,556)

The notional amount of futures purchased as a percentage of Net Assets is 4.5%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $20,885,259.

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,628,797 or 2.0% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Level 3 security

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $289,998.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$100,832
Fidelity Securities Lending Cash Central Fund	19,241
Total	$120,073

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$43,145,109	$11,636,658	$31,508,451	$--
Consumer Discretionary	78,776,297	46,737,366	32,038,573	358
Consumer Staples	52,009,185	18,250,190	33,758,995	--
Energy	21,838,310	8,432,344	13,405,966	--
Financials	94,178,800	43,538,689	50,521,138	118,973
Health Care	54,933,941	11,093,873	43,840,068	--
Industrials	63,516,574	27,917,988	35,598,586	--
Information Technology	64,131,964	16,757,932	47,373,959	73
Materials	43,064,403	23,242,497	19,821,906	--
Real Estate	14,803,633	7,560,996	7,242,637	--
Utilities	18,394,848	12,727,325	5,667,523	--
Government Obligations	289,998	--	289,998	--
Money Market Funds	20,987,706	20,987,706	--	--
Total Investments in Securities:	$570,070,768	$248,883,564	$321,067,800	$119,404
Derivative Instruments:
Liabilities
Futures Contracts	$(815,556)	$(815,556)	$--	$--
Total Liabilities	$(815,556)	$(815,556)	$--	$--
Total Derivative Instruments:	$(815,556)	$(815,556)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(815,556)
Total Equity Risk	0	(815,556)
Total Value of Derivatives	$0	$(815,556)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $458,551) — See accompanying schedule: Unaffiliated issuers (cost $562,589,507)	$549,083,062
Fidelity Central Funds (cost $20,987,706)	20,987,706
Total Investment in Securities (cost $583,577,213)		$570,070,768
Segregated cash with brokers for derivative instruments		1,943,015
Cash		23,353
Foreign currency held at value (cost $1,623,158)		1,617,500
Receivable for investments sold		1,963
Receivable for fund shares sold		1,282,010
Dividends receivable		1,573,606
Distributions receivable from Fidelity Central Funds		2,484
Total assets		576,514,699
Liabilities
Payable for investments purchased
Regular delivery	$12,632
Delayed delivery	1,146
Payable for fund shares redeemed	547,214
Payable for daily variation margin on futures contracts	200,529
Other payables and accrued expenses	144,582
Collateral on securities loaned	488,239
Total liabilities		1,394,342
Net Assets		$575,120,357
Net Assets consist of:
Paid in capital		$589,943,666
Total accumulated earnings (loss)		(14,823,309)
Net Assets		$575,120,357
Net Asset Value, offering price and redemption price per share ($575,120,357 ÷ 52,108,623 shares)		$11.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$11,814,262
Non-Cash dividends		615,427
Interest		4,773
Income from Fidelity Central Funds (including $19,241 from security lending)		120,073
Income before foreign taxes withheld		12,554,535
Less foreign taxes withheld		(1,173,459)
Total income		11,381,076
Expenses
Independent trustees' fees and expenses	$1,433
Commitment fees	1,035
Total expenses before reductions	2,468
Expense reductions	(126)
Total expenses after reductions		2,342
Net investment income (loss)		11,378,734
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,486,119)
Fidelity Central Funds	823
Foreign currency transactions	(269,709)
Futures contracts	1,306,100
Total net realized gain (loss)		(7,448,905)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $85,446)	(6,328,233)
Assets and liabilities in foreign currencies	18,641
Futures contracts	(1,076,627)
Total change in net unrealized appreciation (depreciation)		(7,386,219)
Net gain (loss)		(14,835,124)
Net increase (decrease) in net assets resulting from operations		$(3,456,390)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,378,734	$10,441,662
Net realized gain (loss)	(7,448,905)	(1,734,486)
Change in net unrealized appreciation (depreciation)	(7,386,219)	24,694,989
Net increase (decrease) in net assets resulting from operations	(3,456,390)	33,402,165
Distributions to shareholders	(10,024,220)	(4,638,877)
Share transactions
Proceeds from sales of shares	386,505,924	204,836,737
Reinvestment of distributions	6,979,662	493,244
Cost of shares redeemed	(183,471,990)	(100,377,123)
Net increase (decrease) in net assets resulting from share transactions	210,013,596	104,952,858
Total increase (decrease) in net assets	196,532,986	133,716,146
Net Assets
Beginning of period	378,587,371	244,871,225
End of period	$575,120,357	$378,587,371
Other Information
Shares
Sold	35,972,994	18,674,141
Issued in reinvestment of distributions	607,455	48,215
Redeemed	(17,142,013)	(9,148,091)
Net increase (decrease)	19,438,436	9,574,265

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex International Index Fund

Years ended October 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.59	$10.60	$11.79	$10.00
Income from Investment Operations
Net investment income (loss)B	.27	.37	.36	.19
Net realized and unrealized gain (loss)	(.52)	.81	(1.35)	1.60
Total from investment operations	(.25)	1.18	(.99)	1.79
Distributions from net investment income	(.30)	(.19)	(.15)	–
Distributions from net realized gain	–	–	(.05)	–
Total distributions	(.30)	(.19)	(.20)	–
Net asset value, end of period	$11.04	$11.59	$10.60	$11.79
Total ReturnC,D	(2.24)%	11.40%	(8.53)%	17.90%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	-%	- %H
Net investment income (loss)	2.46%	3.35%	3.13%	2.64%H
Supplemental Data
Net assets, end of period (000 omitted)	$575,120	$378,587	$244,871	$7,993
Portfolio turnover rateI	4%	4%	4%J	18%H

 A For the period March 9, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Flex International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$74,968,408
Gross unrealized depreciation	(91,061,295)
Net unrealized appreciation (depreciation)	$(16,092,887)
Tax Cost	$586,092,274

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,604,557
Capital loss carryforward	$(7,214,452)
Net unrealized appreciation (depreciation) on securities and other investments	$(16,069,020)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,702,392)
Long-term	(5,512,060)
Total capital loss carryforward	$(7,214,452)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$10,024,220	$ 4,638,877

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex International Index Fund	213,678,432	17,322,026

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Flex International Index Fund	$1,035

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Flex International Index Fund	$77	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $126.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex International Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex International Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from March 9, 2017 (commencement of operations) through October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from March 9, 2017 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Flex International Index Fund	- %
Actual		$1,000.00	$1,131.10	$-
Hypothetical-C		$1,000.00	$1,025.14	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 85% of the dividends distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3311 and $0.0291 for the dividend paid December 6, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex International Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's and Geode's investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

At its September 2020 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective October 1, 2020) that lowered the sub-advisory fee rate that FMR pays to Geode.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ZEI-ANN-1220
1.9881635.103

Fidelity® U.S. Sustainability Index Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity® U.S. Sustainability Index Fund	9.99%	11.98%

 A From May 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Sustainability Index Fund on May 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI USA ESG Leaders Index performed over the same period.

Period Ending Values
$14,829	Fidelity® U.S. Sustainability Index Fund
$14,897	MSCI USA ESG Leaders Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 9.71% for the 12 months ending October 31, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks had entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The historic rally lasted until September 2, when the S&P 500 achieved an all-time high, before retreating through October 31. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery is stalling, a second wave of COVID-19 cases, and stretched valuations and crowded positioning in big tech. Growth stocks dominated value shares for the year. By sector, information technology (+34%) led. In contrast, energy (-46%) fell hard along with the price of crude oil.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2020, the fund gained 9.99%, roughly in line with the 10.10% advance of the benchmark MSCI USA ESG Leaders Index. By sector, information technology rose 26% and contributed most, driven by the software & services industry (+29%), followed by consumer discretionary, which gained 24%. The communication services sector rose about 14%, boosted by the media & entertainment industry (+19%); industrials gained 14%; and health care advanced 7%. Other notable contributors included the consumer staples (+6%), materials (+12%) and utilities (+1%) sectors. Conversely, stocks in the energy sector returned -50% and detracted most. Financials (-8%) and real estate (-3%) also hurt. Turning to individual stocks, the biggest individual contributor was Microsoft (+43%), from the software & services segment. Alphabet, within the media & entertainment category, gained approximately 28% and boosted the fund. In semiconductors & semiconductor equipment, Nvidia (+150%) helped. Other contributors were Adobe (+61%) and Salesforce.com (+48%), from the software & services group. Conversely, the biggest individual detractor was Cisco Systems (-24%), from the technology hardware & equipment industry. Intel, within the semiconductors & semiconductor equipment segment, returned -20% and hindered the fund. Other detractors from the energy sector were Phillips 66 (-58%), ConocoPhillips (-46%), and Occidental Petroleum (-74%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Microsoft Corp.	10.0
Alphabet, Inc. Class C	3.4
Alphabet, Inc. Class A	3.3
Johnson & Johnson	2.5
Procter & Gamble Co.	2.3
NVIDIA Corp.	2.1
Visa, Inc. Class A	2.1
Tesla, Inc.	2.0
The Home Depot, Inc.	2.0
MasterCard, Inc. Class A	1.8
31.5

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	26.5
Health Care	13.3
Consumer Discretionary	12.4
Communication Services	10.9
Financials	9.7

Asset Allocation (% of fund's net assets)

As of October 31, 2020*
Stocks and Equity Futures	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 4.8%

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
COMMUNICATION SERVICES - 10.9%
Diversified Telecommunication Services - 1.8%
CenturyLink, Inc.	31,304	$269,840
Liberty Global PLC:
Class A (a)	5,631	106,876
Class C (a)	13,116	244,745
Verizon Communications, Inc.	139,336	7,940,759
		8,562,220
Entertainment - 2.1%
Activision Blizzard, Inc.	25,948	1,965,042
Electronic Arts, Inc. (a)	9,722	1,164,987
The Walt Disney Co.	60,829	7,375,516
		10,505,545
Interactive Media & Services - 6.7%
Alphabet, Inc.:
Class A (a)	10,104	16,329,175
Class C (a)	10,188	16,514,850
		32,844,025
Media - 0.3%
Cable One, Inc.	163	282,293
Discovery Communications, Inc.:
Class A (a)(b)	5,248	106,220
Class C (non-vtg.) (a)	10,939	200,402
Liberty Broadband Corp. Class C (a)	3,587	508,314
Omnicom Group, Inc.	7,256	342,483
		1,439,712

TOTAL COMMUNICATION SERVICES		53,351,502

CONSUMER DISCRETIONARY - 12.4%
Auto Components - 0.2%
Aptiv PLC	9,029	871,208
BorgWarner, Inc.	8,269	289,250
		1,160,458
Automobiles - 2.0%
Tesla, Inc. (a)	24,983	9,694,403
Distributors - 0.2%
Genuine Parts Co.	4,836	437,319
LKQ Corp. (a)	9,688	309,919
		747,238
Hotels, Restaurants & Leisure - 2.3%
ARAMARK Holdings Corp.	7,619	211,351
Darden Restaurants, Inc.	4,377	402,334
Domino's Pizza, Inc.	1,322	500,139
Hilton Worldwide Holdings, Inc.	9,340	820,145
McDonald's Corp.	25,037	5,332,881
Royal Caribbean Cruises Ltd.	6,030	340,213
Starbucks Corp.	39,334	3,420,485
Vail Resorts, Inc.	1,349	313,022
		11,340,570
Household Durables - 0.4%
Garmin Ltd.	4,804	499,712
Mohawk Industries, Inc. (a)	2,050	211,540
Newell Brands, Inc.	13,647	241,006
NVR, Inc. (a)	118	466,465
Whirlpool Corp.	2,096	387,676
		1,806,399
Internet & Direct Marketing Retail - 1.1%
eBay, Inc.	23,671	1,127,450
Expedia, Inc.	4,556	428,947
MercadoLibre, Inc. (a)	1,507	1,829,573
The Booking Holdings, Inc. (a)	1,379	2,237,428
		5,623,398
Leisure Products - 0.1%
Hasbro, Inc.	4,401	364,051
Multiline Retail - 0.5%
Target Corp.	16,841	2,563,537
Specialty Retail - 4.1%
Advance Auto Parts, Inc.	2,309	340,070
Best Buy Co., Inc.	7,834	873,883
Burlington Stores, Inc. (a)	2,209	427,618
CarMax, Inc. (a)	5,448	470,925
Lowe's Companies, Inc.	25,430	4,020,483
Ross Stores, Inc.	11,975	1,019,911
The Home Depot, Inc.	36,220	9,660,236
Tiffany & Co., Inc.	3,672	480,444
TJX Companies, Inc.	40,355	2,050,034
Tractor Supply Co.	3,907	520,451
Ulta Beauty, Inc. (a)	1,805	373,220
		20,237,275
Textiles, Apparel & Luxury Goods - 1.5%
lululemon athletica, Inc. (a)	4,171	1,331,759
NIKE, Inc. Class B	41,755	5,013,940
VF Corp.	11,141	748,675
		7,094,374

TOTAL CONSUMER DISCRETIONARY		60,631,703

CONSUMER STAPLES - 7.0%
Beverages - 2.6%
PepsiCo, Inc.	46,723	6,227,709
The Coca-Cola Co.	137,399	6,603,396
		12,831,105
Food Products - 0.7%
Bunge Ltd.	4,799	272,247
Campbell Soup Co.	6,087	284,080
General Mills, Inc.	20,412	1,206,757
Hormel Foods Corp.	9,925	483,248
Kellogg Co.	8,675	545,571
McCormick & Co., Inc. (non-vtg.)	4,164	751,644
		3,543,547
Household Products - 3.3%
Clorox Co.	4,244	879,569
Colgate-Palmolive Co.	27,402	2,161,744
Kimberly-Clark Corp.	11,473	1,521,205
Procter & Gamble Co.	83,352	11,427,559
		15,990,077
Personal Products - 0.4%
Estee Lauder Companies, Inc. Class A	7,569	1,662,607

TOTAL CONSUMER STAPLES		34,027,336

ENERGY - 1.7%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	22,021	325,250
National Oilwell Varco, Inc.	13,093	109,981
Schlumberger Ltd.	46,812	699,371
		1,134,602
Oil, Gas & Consumable Fuels - 1.5%
Cheniere Energy, Inc. (a)	7,677	367,498
ConocoPhillips Co.	36,153	1,034,699
EOG Resources, Inc.	19,634	672,268
Hess Corp.	9,237	343,801
Kinder Morgan, Inc.	68,627	816,661
Marathon Petroleum Corp.	21,813	643,484
Occidental Petroleum Corp.	30,194	275,671
ONEOK, Inc.	14,795	429,055
Phillips 66 Co.	14,725	687,069
Pioneer Natural Resources Co.	5,526	439,649
The Williams Companies, Inc.	40,880	784,487
Valero Energy Corp.	13,761	531,312
		7,025,654

TOTAL ENERGY		8,160,256

FINANCIALS - 9.7%
Banks - 2.0%
Citizens Financial Group, Inc.	14,405	392,536
Comerica, Inc.	4,655	211,849
East West Bancorp, Inc.	4,760	173,645
Fifth Third Bancorp	24,051	558,464
First Republic Bank	5,781	729,215
Huntington Bancshares, Inc.	33,956	354,501
KeyCorp	32,831	426,146
M&T Bank Corp.	4,334	448,916
Peoples United Financial, Inc.	14,111	150,564
PNC Financial Services Group, Inc.	14,292	1,598,989
Regions Financial Corp.	32,403	430,960
SVB Financial Group (a)	1,729	502,620
Truist Financial Corp.	45,384	1,911,574
U.S. Bancorp	45,666	1,778,691
Zions Bancorp NA	5,585	180,228
		9,848,898
Capital Markets - 4.0%
Ameriprise Financial, Inc.	4,129	664,067
Bank of New York Mellon Corp.	26,857	922,807
BlackRock, Inc. Class A	5,133	3,075,745
Carlyle Group LP	4,702	117,174
Cboe Global Markets, Inc.	3,681	299,228
Charles Schwab Corp.	51,454	2,115,274
CME Group, Inc.	12,075	1,819,944
FactSet Research Systems, Inc.	1,277	391,401
Franklin Resources, Inc.	9,904	185,700
Intercontinental Exchange, Inc.	18,428	1,739,603
Invesco Ltd.	13,187	172,882
MarketAxess Holdings, Inc.	1,278	688,650
Moody's Corp.	5,683	1,494,061
Northern Trust Corp.	6,676	522,531
Raymond James Financial, Inc.	4,127	315,468
S&P Global, Inc.	8,112	2,617,986
State Street Corp.	11,861	698,613
T. Rowe Price Group, Inc.	7,662	970,469
The NASDAQ OMX Group, Inc.	3,845	465,207
		19,276,810
Consumer Finance - 0.6%
Ally Financial, Inc.	12,456	332,326
American Express Co.	23,055	2,103,538
Discover Financial Services	10,333	671,748
		3,107,612
Diversified Financial Services - 0.1%
Equitable Holdings, Inc.	13,615	292,586
Voya Financial, Inc.	4,236	203,031
		495,617
Insurance - 3.0%
Allstate Corp.	10,583	939,241
American Financial Group, Inc.	2,588	193,945
American International Group, Inc.	29,024	913,966
Aon PLC	7,782	1,431,966
Arch Capital Group Ltd. (a)	13,652	412,427
Arthur J. Gallagher & Co.	6,398	663,537
Assurant, Inc.	2,019	251,103
Chubb Ltd.	15,201	1,974,762
Erie Indemnity Co. Class A	848	197,474
Hartford Financial Services Group, Inc.	12,020	463,010
Lincoln National Corp.	6,465	226,922
Loews Corp.	8,495	294,607
Marsh & McLennan Companies, Inc.	17,180	1,777,443
Principal Financial Group, Inc.	9,252	362,863
Progressive Corp.	19,708	1,811,165
Prudential Financial, Inc.	13,319	852,682
Reinsurance Group of America, Inc.	2,261	228,406
The Travelers Companies, Inc.	8,518	1,028,208
Willis Towers Watson PLC	4,336	791,233
		14,814,960

TOTAL FINANCIALS		47,543,897

HEALTH CARE - 13.3%
Biotechnology - 3.2%
AbbVie, Inc.	59,479	5,061,663
Amgen, Inc.	19,810	4,297,581
Biogen, Inc. (a)	5,496	1,385,377
BioMarin Pharmaceutical, Inc. (a)	6,074	452,088
Gilead Sciences, Inc.	42,245	2,456,547
Vertex Pharmaceuticals, Inc. (a)	8,733	1,819,608
		15,472,864
Health Care Equipment & Supplies - 2.2%
Abiomed, Inc. (a)	1,517	382,102
Align Technology, Inc. (a)	2,520	1,073,722
Becton, Dickinson & Co.	9,758	2,255,367
Dentsply Sirona, Inc.	7,331	345,950
DexCom, Inc. (a)	3,110	993,894
Edwards Lifesciences Corp. (a)	20,865	1,495,812
Hologic, Inc. (a)	8,712	599,560
IDEXX Laboratories, Inc. (a)	2,860	1,214,985
ResMed, Inc.	4,871	934,940
STERIS PLC	2,870	508,535
Varian Medical Systems, Inc. (a)	3,068	530,150
West Pharmaceutical Services, Inc.	2,481	675,006
		11,010,023
Health Care Providers & Services - 1.8%
AmerisourceBergen Corp.	5,117	491,590
Cardinal Health, Inc.	9,803	448,879
Centene Corp. (a)	19,509	1,152,982
Cigna Corp.	12,429	2,075,270
DaVita HealthCare Partners, Inc. (a)	2,654	228,908
HCA Holdings, Inc.	9,098	1,127,606
Henry Schein, Inc. (a)	4,794	304,803
Humana, Inc.	4,452	1,777,595
Laboratory Corp. of America Holdings (a)	3,283	655,845
Quest Diagnostics, Inc.	4,515	551,462
		8,814,940
Health Care Technology - 0.3%
Cerner Corp.	10,255	718,773
Teladoc Health, Inc. (a)(b)	3,856	757,550
		1,476,323
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	10,427	1,064,492
Mettler-Toledo International, Inc. (a)	805	803,318
Waters Corp. (a)	2,083	464,134
		2,331,944
Pharmaceuticals - 5.3%
Bristol-Myers Squibb Co.	76,205	4,454,182
Jazz Pharmaceuticals PLC (a)	1,862	268,314
Johnson & Johnson	88,716	12,163,851
Merck & Co., Inc.	85,002	6,393,000
Perrigo Co. PLC	4,540	199,170
Zoetis, Inc. Class A	15,994	2,535,849
		26,014,366

TOTAL HEALTH CARE		65,120,460

INDUSTRIALS - 8.8%
Aerospace & Defense - 0.1%
Howmet Aerospace, Inc.	13,303	229,477
Teledyne Technologies, Inc. (a)	1,237	382,419
		611,896
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	4,525	400,146
Expeditors International of Washington, Inc.	5,627	497,258
United Parcel Service, Inc. Class B	23,709	3,724,921
		4,622,325
Airlines - 0.0%
Delta Air Lines, Inc.	5,350	163,924
Building Products - 0.8%
Allegion PLC	3,089	304,267
Fortune Brands Home & Security, Inc.	4,617	373,377
Johnson Controls International PLC	25,098	1,059,387
Lennox International, Inc.	1,152	312,952
Masco Corp.	8,832	473,395
Owens Corning	3,635	237,983
Trane Technologies PLC	8,062	1,070,231
		3,831,592
Commercial Services & Supplies - 0.5%
Copart, Inc. (a)	7,118	785,542
Waste Management, Inc.	14,220	1,534,480
		2,320,022
Electrical Equipment - 0.5%
Eaton Corp. PLC	13,471	1,398,155
Rockwell Automation, Inc.	3,901	925,005
		2,323,160
Industrial Conglomerates - 0.9%
3M Co.	19,370	3,098,425
Roper Technologies, Inc.	3,516	1,305,631
		4,404,056
Machinery - 2.7%
Caterpillar, Inc.	18,226	2,862,393
Cummins, Inc.	4,967	1,092,194
Deere & Co.	10,008	2,260,907
Dover Corp.	4,861	538,161
IDEX Corp.	2,533	431,598
Illinois Tool Works, Inc.	10,635	2,083,184
PACCAR, Inc.	11,641	993,909
Parker Hannifin Corp.	4,318	899,698
Pentair PLC	5,584	277,860
Snap-On, Inc.	1,739	273,945
Stanley Black & Decker, Inc.	5,190	862,578
Xylem, Inc.	6,076	529,463
		13,105,890
Professional Services - 0.3%
IHS Markit Ltd.	12,766	1,032,386
Nielsen Holdings PLC	12,000	162,120
Robert Half International, Inc.	3,812	193,230
		1,387,736
Road & Rail - 1.7%
AMERCO	335	116,299
CSX Corp.	25,771	2,034,363
Kansas City Southern	3,208	565,057
Norfolk Southern Corp.	8,625	1,803,660
Union Pacific Corp.	22,848	4,048,437
		8,567,816
Trading Companies & Distributors - 0.4%
Fastenal Co.	19,296	834,166
United Rentals, Inc. (a)	2,418	431,105
W.W. Grainger, Inc.	1,534	536,931
		1,802,202

TOTAL INDUSTRIALS		43,140,619

INFORMATION TECHNOLOGY - 26.5%
Communications Equipment - 1.0%
Cisco Systems, Inc.	142,181	5,104,298
Electronic Equipment & Components - 0.3%
Cognex Corp.	5,797	382,022
Keysight Technologies, Inc. (a)	6,298	660,471
Trimble, Inc. (a)	8,415	405,014
		1,447,507
IT Services - 5.6%
Accenture PLC Class A	21,450	4,652,720
IBM Corp.	29,904	3,339,081
MasterCard, Inc. Class A	30,095	8,686,621
The Western Union Co.	13,801	268,291
Visa, Inc. Class A	56,811	10,323,127
		27,269,840
Semiconductors & Semiconductor Equipment - 5.0%
Applied Materials, Inc.	30,862	1,827,956
Intel Corp.	142,577	6,313,310
Lam Research Corp.	4,888	1,672,087
NVIDIA Corp.	20,709	10,382,664
Texas Instruments, Inc.	30,900	4,467,831
		24,663,848
Software - 14.3%
Adobe, Inc. (a)	16,224	7,253,750
Autodesk, Inc. (a)	7,381	1,738,521
Cadence Design Systems, Inc. (a)	9,401	1,028,187
Citrix Systems, Inc.	3,925	444,585
Intuit, Inc.	8,781	2,763,205
Microsoft Corp.	242,596	49,118,411
Salesforce.com, Inc. (a)	30,287	7,034,761
VMware, Inc. Class A (a)(b)	2,832	364,563
		69,745,983
Technology Hardware, Storage & Peripherals - 0.3%
Hewlett Packard Enterprise Co.	43,264	373,801
HP, Inc.	48,148	864,738
		1,238,539

TOTAL INFORMATION TECHNOLOGY		129,470,015

MATERIALS - 2.9%
Chemicals - 2.1%
Axalta Coating Systems Ltd. (a)	7,073	177,603
DuPont de Nemours, Inc.	24,724	1,406,301
Ecolab, Inc.	8,588	1,576,671
International Flavors & Fragrances, Inc. (b)	2,864	294,018
Linde PLC	17,686	3,896,933
PPG Industries, Inc.	7,949	1,031,144
Sherwin-Williams Co.	2,752	1,893,321
The Mosaic Co.	12,018	222,333
		10,498,324
Containers & Packaging - 0.3%
Amcor PLC	52,914	551,893
Ball Corp.	10,974	976,686
		1,528,579
Metals & Mining - 0.5%
Newmont Corp.	27,026	1,698,314
Nucor Corp.	10,182	486,292
Steel Dynamics, Inc.	7,036	221,493
		2,406,099

TOTAL MATERIALS		14,433,002

REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.8%
Alexandria Real Estate Equities, Inc.	4,262	645,778
American Tower Corp.	14,928	3,428,215
Boston Properties, Inc.	4,985	360,964
Equinix, Inc.	2,980	2,179,095
Equity Residential (SBI)	12,496	587,062
Healthpeak Properties, Inc.	18,192	490,638
Host Hotels & Resorts, Inc.	23,752	248,921
Iron Mountain, Inc.	9,705	252,912
Prologis (REIT), Inc.	24,868	2,466,906
SBA Communications Corp. Class A	3,759	1,091,501
UDR, Inc.	9,873	308,433
Welltower, Inc.	14,062	756,114
Weyerhaeuser Co.	25,167	686,807
		13,503,346
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	11,295	569,268
Jones Lang LaSalle, Inc.	1,743	196,715
		765,983

TOTAL REAL ESTATE		14,269,329

UTILITIES - 3.1%
Electric Utilities - 1.2%
Alliant Energy Corp.	8,388	463,689
Edison International	12,747	714,342
Eversource Energy	11,332	988,944
Pinnacle West Capital Corp.	3,773	307,764
Southern Co.	35,565	2,043,209
Xcel Energy, Inc.	17,690	1,238,831
		5,756,779
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	22,344	435,708
Multi-Utilities - 1.6%
CMS Energy Corp.	9,610	608,601
Consolidated Edison, Inc.	11,258	883,640
Dominion Energy, Inc.	28,262	2,270,569
DTE Energy Co.	6,490	800,996
Public Service Enterprise Group, Inc.	17,030	990,295
Sempra Energy	9,853	1,235,172
WEC Energy Group, Inc.	10,620	1,067,841
		7,857,114
Water Utilities - 0.2%
American Water Works Co., Inc.	6,091	916,756

TOTAL UTILITIES		14,966,357

TOTAL COMMON STOCKS
(Cost $438,160,119)		485,114,476

Money Market Funds - 0.9%
Fidelity Cash Central Fund 0.10% (c)	3,090,510	3,091,128
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	1,220,848	1,220,970
TOTAL MONEY MARKET FUNDS
(Cost $4,312,098)		4,312,098
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $442,472,217)		489,426,574
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(674,434)
NET ASSETS - 100%		$488,752,140

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	18	Dec. 2020	$2,938,230	$(3,144)	$(3,144)

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$15,317
Fidelity Securities Lending Cash Central Fund	4,207
Total	$19,524

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$53,351,502	$53,351,502	$--	$--
Consumer Discretionary	60,631,703	60,631,703	--	--
Consumer Staples	34,027,336	34,027,336	--	--
Energy	8,160,256	8,160,256	--	--
Financials	47,543,897	47,543,897	--	--
Health Care	65,120,460	65,120,460	--	--
Industrials	43,140,619	43,140,619	--	--
Information Technology	129,470,015	129,470,015	--	--
Materials	14,433,002	14,433,002	--	--
Real Estate	14,269,329	14,269,329	--	--
Utilities	14,966,357	14,966,357	--	--
Money Market Funds	4,312,098	4,312,098	--	--
Total Investments in Securities:	$489,426,574	$489,426,574	$--	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(3,144)	$(3,144)	$--	$--
Total Liabilities	$(3,144)	$(3,144)	$--	$--
Total Derivative Instruments:	$(3,144)	$(3,144)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(3,144)
Total Equity Risk	0	(3,144)
Total Value of Derivatives	$0	$(3,144)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $1,145,281) — See accompanying schedule: Unaffiliated issuers (cost $438,160,119)	$485,114,476
Fidelity Central Funds (cost $4,312,098)	4,312,098
Total Investment in Securities (cost $442,472,217)		$489,426,574
Segregated cash with brokers for derivative instruments		216,000
Receivable for fund shares sold		3,364,052
Dividends receivable		527,466
Distributions receivable from Fidelity Central Funds		693
Total assets		493,534,785
Liabilities
Payable for investments purchased	$3,305,261
Payable for fund shares redeemed	174,127
Accrued management fee	45,533
Payable for daily variation margin on futures contracts	36,824
Collateral on securities loaned	1,220,900
Total liabilities		4,782,645
Net Assets		$488,752,140
Net Assets consist of:
Paid in capital		$441,881,986
Total accumulated earnings (loss)		46,870,154
Net Assets		$488,752,140
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($488,752,140 ÷ 34,199,125 shares)		$14.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$6,132,745
Interest		240
Income from Fidelity Central Funds (including $4,207 from security lending)		19,524
Total income		6,152,509
Expenses
Management fee	$375,434
Independent trustees' fees and expenses	993
Commitment fees	733
Total expenses before reductions	377,160
Expense reductions	(110)
Total expenses after reductions		377,050
Net investment income (loss)		5,775,459
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,777,907)
Fidelity Central Funds	263
Futures contracts	20,789
Total net realized gain (loss)		(3,756,855)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	27,397,128
Futures contracts	(21,434)
Total change in net unrealized appreciation (depreciation)		27,375,694
Net gain (loss)		23,618,839
Net increase (decrease) in net assets resulting from operations		$29,394,298

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,775,459	$2,457,802
Net realized gain (loss)	(3,756,855)	25,146
Change in net unrealized appreciation (depreciation)	27,375,694	19,183,521
Net increase (decrease) in net assets resulting from operations	29,394,298	21,666,469
Distributions to shareholders	(3,292,427)	(1,116,687)
Share transactions - net increase (decrease)	256,556,411	117,209,271
Total increase (decrease) in net assets	282,658,282	137,759,053
Net Assets
Beginning of period	206,093,858	68,334,805
End of period	$488,752,140	$206,093,858

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity U.S. Sustainability Index Fund

Years ended October 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$13.18	$11.43	$10.90	$10.00
Income from Investment Operations
Net investment income (loss)B	.23	.23	.21	.09
Net realized and unrealized gain (loss)	1.08	1.69	.41	.81
Total from investment operations	1.31	1.92	.62	.90
Distributions from net investment income	(.18)	(.15)	(.08)	–
Distributions from net realized gain	(.02)	(.02)	(.01)	–
Total distributions	(.20)	(.17)	(.09)	–
Net asset value, end of period	$14.29	$13.18	$11.43	$10.90
Total ReturnC,D	9.99%	17.06%	5.67%	9.00%
Ratios to Average Net AssetsE,F
Expenses before reductions	.11%	.11%	.11%	.11%G
Expenses net of fee waivers, if any	.11%	.11%	.11%	.11%G
Expenses net of all reductions	.11%	.11%	.11%	.11%G
Net investment income (loss)	1.68%	1.84%	1.82%	1.86%G
Supplemental Data
Net assets, end of period (000 omitted)	$488,752	$206,094	$6,125	$558
Portfolio turnover rateH	10%	12%	15%	3%I

 A For the period May 9, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity U.S. Sustainability Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective after the close of business November 9, 2018, the Fund's publicly offered shares classes were consolidated into a single share class. The surviving class is Fidelity U.S. Sustainability Index Fund (formerly Institutional Class). All prior fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the period November 1, 2018 through November 9, 2018.

Effective January 1, 2020, investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$72,594,917
Gross unrealized depreciation	(27,698,479)
Net unrealized appreciation (depreciation)	$44,896,438
Tax Cost	$444,530,136

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,356,848
Capital loss carryforward	$(2,383,133)
Net unrealized appreciation (depreciation) on securities and other investments	$44,896,438

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,059,685)
Long-term	(1,323,448)
Total capital loss carryforward	$(2,383,133)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$2,988,511	$ 1,044,003
Long-term Capital Gains	303,916	72,684
Total	$3,292,427	$ 1,116,687

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Sustainability Index Fund	290,906,187	34,375,172

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .11% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity U.S. Sustainability Index Fund	$733

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity U.S. Sustainability Index Fund	$407	$3	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $110.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Fidelity U.S. Sustainability Index Fund	$3,292,427	$1,116,687
Total	$3,292,427	$1,116,687

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Investor Class
Shares sold	–	52,131	$–	$605,676
Shares redeemed	–	(1,190,190)	–	(14,026,768)
Net increase (decrease)	–	(1,138,059)	$–	$(13,421,092)
Premium Class
Shares sold	–	163,334	$–	$1,886,350
Shares redeemed	–	(4,469,837)	–	(52,703,290)
Net increase (decrease)	–	(4,306,503)	$–	$(50,816,940)
Fidelity U.S. Sustainability Index Fund
Shares sold	28,144,888	17,250,022	$385,625,152	$207,779,031
Reinvestment of distributions	223,714	91,681	3,022,374	1,022,239
Shares redeemed	(9,802,910)	(2,244,159)	(132,091,115)	(27,353,967)
Net increase (decrease)	18,565,692	15,097,544	$256,556,411	$181,447,303

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity U.S. Sustainability Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Sustainability Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2020 and for the period May 9, 2017 (commencement of operations) through October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the three years in the period ended October 31, 2020 and for the period May 9, 2017 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity U.S. Sustainability Index Fund	.11%
Actual		$1,000.00	$1,125.20	$.59
Hypothetical-C		$1,000.00	$1,024.58	$.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 94% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity U.S. Sustainability Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's and Geode's investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period. Due to the characteristics of the fund, no peer group performance information was considered by the Board. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity U.S. Sustainability Index Fund

The Board considered that effective August 1, 2019, the fund's management fee rate was increased from 0.08% to 0.11%, but the fund no longer paid operating expenses under separate agreements. The Board considered that the chart below reflects the fund's higher management fee rate for 2019, as if the higher fee rate were in effect for the entire year.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2019.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

USY-ANN-1220
1.9883815.103

Fidelity® International Sustainability Index Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity® International Sustainability Index Fund	1.48%	3.96%

 A From May 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Sustainability Index Fund on May 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA ESG Leaders Index performed over the same period.

Period Ending Values
$11,447	Fidelity® International Sustainability Index Fund
$11,797	MSCI ACWI (All Country World Index) ex USA ESG Leaders Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2020, the fund gained 1.48%, compared with an increase of 2.07% for the benchmark MSCI AC (All Country) ex USA ESG Leaders Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) Individually, Chinese e-commerce and cloud-computing company Alibaba Group (+73%) was the top contributor, driven by favorable quarterly financial results announced in mid-August. Also adding value was Chinese entertainment conglomerate Tencent Holdings (+86%), which generated strong earnings and revenue growth. Further contributing was Taiwan Semiconductor Manufacturing Company, whose shares rose 58%, aided by strong customer demand for chip manufacturing services among global technology companies. Additionally, Chinese shopping platform Meituan (+211%) helped, benefiting from strong demand amid consumers' transition to working and shopping from home. On the negative side, several stocks in the energy sector – by far the worst performer the past 12 months – were notable detractors, as oil-price weakness and sluggish demand amid the pandemic hampered France-based Total (-39%) and Canada's Suncor Energy (-61%). U.K.-based pharmaceutical company GlaxoSmithKline, which fell partly due to disappointing sales for some of its core drugs, as well as weaker-than-expected earnings, also hurt. In October, German software maker SAP (-18%) saw a sharp decline in its stock price, reflecting weak profits as its business customers recovered from the pandemic more slowly than anticipated. Further detracting was Australia's Westpac Banking (-39%) which struggled in an increasingly difficult business environment for banks, which among other challenges are contending with reduced lending income due to low interest rates.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	5.0
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	3.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.3
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.1
SAP SE (Germany, Software)	1.0
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.0
Sony Corp. (Japan, Household Durables)	0.9
Shopify, Inc. Class A (Canada, IT Services)	0.9
20.2

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	16.7
Consumer Discretionary	15.2
Information Technology	11.7
Industrials	10.7
Health Care	9.2
Consumer Staples	8.3
Communication Services	8.2
Materials	7.5
Energy	3.5
Utilities	3.8

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	16.1%
Cayman Islands	11.5%
Canada	7.2%
United Kingdom	6.1%
Taiwan	5.6%
France	5.5%
Germany	5.3%
Switzerland	5.3%
Netherlands	4.3%
Other*	33.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	100.1
Short-Term Investments and Net Other Assets (Liabilities)	(0.1)

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Australia - 4.1%
APA Group unit	15,446	$113,873
ASX Ltd.	2,540	142,226
Aurizon Holdings Ltd.	23,667	62,757
Australia & New Zealand Banking Group Ltd.	36,855	489,089
BlueScope Steel Ltd.	6,341	65,494
Brambles Ltd.	19,968	134,671
Coca-Cola Amatil Ltd.	6,201	54,208
Cochlear Ltd.	861	128,509
Coles Group Ltd.	17,362	216,891
Commonwealth Bank of Australia	22,906	1,112,122
Computershare Ltd.	6,191	52,908
DEXUS Property Group unit	15,230	92,142
Evolution Mining Ltd.	21,399	83,893
Fortescue Metals Group Ltd.	22,006	269,210
Goodman Group unit	21,539	278,783
Insurance Australia Group Ltd.	30,508	102,407
Lendlease Group unit	8,156	68,609
Macquarie Group Ltd.	4,378	390,342
Mirvac Group unit	48,748	72,292
National Australia Bank Ltd.	41,520	543,205
Newcrest Mining Ltd.	10,576	219,320
Northern Star Resources Ltd.	9,723	102,713
Orica Ltd.	4,989	53,556
Origin Energy Ltd.	21,805	61,338
Ramsay Health Care Ltd.	2,419	105,987
SEEK Ltd.	4,164	62,957
SP AusNet	24,422	34,332
Stockland Corp. Ltd. unit	32,569	88,069
Suncorp Group Ltd.	16,790	96,967
Sydney Airport unit	16,298	62,488
Telstra Corp. Ltd.	54,563	102,752
The GPT Group unit	24,267	68,730
Transurban Group unit	35,883	339,801
Vicinity Centres unit	47,331	40,222
Woodside Petroleum Ltd.	12,721	156,904

TOTAL AUSTRALIA		6,069,767

Austria - 0.1%
Andritz AG	967	32,570
Erste Group Bank AG	3,862	79,073
OMV AG	1,887	43,295
Voestalpine AG	1,712	47,554

TOTAL AUSTRIA		202,492

Bailiwick of Jersey - 0.3%
Ferguson PLC	2,921	290,117
Polymetal International PLC	2,934	61,839
WPP PLC	16,275	129,993

TOTAL BAILIWICK OF JERSEY		481,949

Belgium - 0.4%
Colruyt NV	703	41,609
KBC Groep NV	3,267	161,062
Solvay SA Class A	1,000	81,176
Telenet Group Holding NV	517	19,870
UCB SA	1,652	162,963
Umicore SA	2,595	99,856

TOTAL BELGIUM		566,536

Bermuda - 0.2%
Alibaba Health Information Technology Ltd. (a)	42,000	109,707
China Gas Holdings Ltd.	34,800	106,611
China Resource Gas Group Ltd.	12,000	52,009
Neo-China Group (Holdings) Ltd.	1,400	130

TOTAL BERMUDA		268,457

Brazil - 0.7%
Atacadao SA	5,300	17,042
B2W Companhia Global do Varejo (a)	2,800	36,716
Banco do Brasil SA	10,600	55,051
Banco Santander SA (Brasil) unit	5,000	27,928
BM&F BOVESPA SA	27,300	242,886
Cielo SA	15,400	9,045
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	1,800	19,434
Cosan SA Industria e Comercio	1,800	20,387
Energisa SA unit	2,300	16,823
ENGIE Brasil Energia SA	2,650	18,423
Klabin SA unit	8,500	35,168
Localiza Rent A Car SA	8,100	85,659
Lojas Renner SA	9,830	64,158
Natura & Co. Holding SA	12,013	96,515
Notre Dame Intermedica Participacoes SA	5,900	67,607
TIM SA	10,900	22,511
Ultrapar Participacoes SA	8,400	23,979
Via Varejo SA (a)	16,100	48,149
Weg SA	11,040	145,899

TOTAL BRAZIL		1,053,380

Canada - 7.0%
Agnico Eagle Mines Ltd. (Canada)	3,184	252,058
Algonquin Power & Utilities Corp.	7,931	120,248
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	11,195	344,765
B2Gold Corp.	13,987	89,971
Bank of Montreal	8,326	495,760
Bank of Nova Scotia	15,772	655,243
BlackBerry Ltd. (a)	7,213	32,375
CAE, Inc.	3,345	57,169
Canadian Apartment Properties (REIT) unit	1,076	34,591
Canadian Imperial Bank of Commerce	5,779	431,072
Canadian National Railway Co.	9,162	910,148
Canadian Tire Ltd. Class A (non-vtg.)	777	86,769
Cenovus Energy, Inc. (Canada)	13,193	43,175
CGI Group, Inc. Class A (sub. vtg.) (a)	3,037	188,448
Cronos Group, Inc. (a)	2,754	14,614
Dollarama, Inc.	3,927	135,233
Empire Co. Ltd. Class A (non-vtg.)	2,156	58,824
Enbridge, Inc.	26,418	727,918
First Capital Realty, Inc. unit	1,609	14,275
Fortis, Inc.	6,084	240,337
Franco-Nevada Corp.	2,498	340,473
Gildan Activewear, Inc.	2,534	52,494
Intact Financial Corp.	1,872	193,368
Keyera Corp.	2,817	39,983
Loblaw Companies Ltd.	2,371	118,025
Lundin Mining Corp.	8,515	51,449
Magna International, Inc. Class A (sub. vtg.)	3,781	193,066
Manulife Financial Corp.	25,366	343,849
Metro, Inc. Class A (sub. vtg.)	3,346	156,086
Nutrien Ltd.	7,464	303,423
Open Text Corp.	3,637	133,627
Ritchie Bros. Auctioneers, Inc.	1,433	86,864
Rogers Communications, Inc. Class B (non-vtg.)	4,701	190,962
Shopify, Inc. Class A (a)	1,395	1,286,032
Sun Life Financial, Inc.	7,642	304,062
Suncor Energy, Inc.	20,170	227,543
Teck Resources Ltd. Class B (sub. vtg.)	6,311	82,943
TELUS Corp.	5,606	95,853
The Toronto-Dominion Bank	23,472	1,035,566
Wheaton Precious Metals Corp.	5,890	270,295
WSP Global, Inc.	1,541	97,471

TOTAL CANADA		10,536,427

Cayman Islands - 11.5%
3SBio, Inc. (a)(b)	19,000	17,670
51job, Inc. sponsored ADR (a)	370	25,937
AAC Technology Holdings, Inc.	9,000	47,423
Alibaba Group Holding Ltd. sponsored ADR (a)	24,380	7,428,331
ASM Pacific Technology Ltd.	4,100	41,251
Best, Inc. ADR (a)(c)	3,434	8,825
Chailease Holding Co. Ltd.	15,712	76,064
China Conch Venture Holdings Ltd.	22,000	97,762
China Liansu Group Holdings Ltd.	15,000	24,224
China Literature Ltd. (a)(b)	3,600	29,487
China Medical System Holdings Ltd.	17,000	17,806
China Mengniu Dairy Co. Ltd.	37,000	173,963
China Overseas Property Holdings Ltd.	15,000	10,855
Country Garden Services Holdings Co. Ltd.	18,000	112,957
Dali Foods Group Co. Ltd. (b)	29,000	17,956
ENN Energy Holdings Ltd.	10,600	133,927
Geely Automobile Holdings Ltd.	77,000	158,122
Genscript Biotech Corp.	14,000	19,395
Greentown Service Group Co. Ltd.	18,000	19,712
Hutchison China Meditech Ltd. sponsored ADR (a)	803	23,640
Kingdee International Software Group Co. Ltd.	31,000	81,374
KWG Living Group Holdings Ltd.	8,750	6,862
KWG Property Holding Ltd.	17,500	23,115
Lee & Man Paper Manufacturing Ltd.	21,000	15,847
Legend Biotech Corp. ADR (a)	2	52
Logan Property Holdings Co. Ltd.	16,000	25,014
Meituan Class B (a)	46,300	1,721,207
NIO, Inc. sponsored ADR (a)	13,879	424,420
Ping An Healthcare and Technology Co. Ltd. (a)(b)	6,600	85,134
Sino Biopharmaceutical Ltd.	139,750	140,967
SOHO China Ltd. (a)	20,000	5,340
Tencent Holdings Ltd.	74,400	5,684,581
Vinda International Holdings Ltd.	4,000	10,577
Vipshop Holdings Ltd. ADR (a)	5,813	124,398
Wuxi Biologics (Cayman), Inc. (a)(b)	13,500	377,182
Yuzhou Properties Co.	28,156	10,859

TOTAL CAYMAN ISLANDS		17,222,236

Chile - 0.1%
Aguas Andinas SA	23,601	6,131
Colbun SA	108,153	16,322
Compania de Petroleos de Chile SA (COPEC)	5,095	38,873
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,710	9,638
Empresas CMPC SA	13,340	27,741
Enel Chile SA	336,580	22,585
Enersis SA	432,857	57,431
S.A.C.I. Falabella	8,948	24,531

TOTAL CHILE		203,252

China - 1.7%
A-Living Services Co. Ltd. (H Shares) (b)	6,000	25,153
Air China Ltd.:
(A Shares)	1,500	1,525
(H Shares)	26,000	16,769
Angel Yeast Co. Ltd. (A Shares)	700	5,533
BAIC BluePark New Energy Technology Co. Ltd. (A Shares) (a)	2,500	2,489
Baic Motor Corp. Ltd. (H Shares) (b)	16,000	5,903
Bank of Shanghai Co. Ltd. (A Shares)	9,590	11,263
Baoshan Iron & Steel Co. Ltd. (A Shares)	13,200	10,553
BBMG Corp. (A Shares)	5,200	2,344
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)	1,050	5,837
Beijing Originwater Technology Co. Ltd. (A Shares)	2,200	2,557
Bohai Leasing Co. Ltd. (A shares) (a)	5,900	2,245
BYD Co. Ltd.:
(A Shares)	400	9,554
(H Shares)	9,500	192,041
China CITIC Bank Corp. Ltd. (H Shares)	115,000	46,727
China Construction Bank Corp. (H Shares)	1,261,000	868,972
China Eastern Airlines Corp. Ltd.:
(A Shares)	2,000	1,375
(H Shares)	36,000	14,302
China Everbright Bank Co. Ltd. (H Shares)	41,000	14,173
China Jushi Co. Ltd. (A Shares)	1,800	3,763
China Longyuan Power Grid Corp. Ltd. (H Shares)	44,000	30,081
China Merchants Bank Co. Ltd. (H Shares)	51,000	265,114
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	4,400	9,272
China Minsheng Banking Corp. Ltd. (H Shares)	74,500	40,746
China Molybdenum Co. Ltd.:
(A Shares)	4,900	2,904
(H Shares)	57,000	20,660
China National Accord Medicines Corp. Ltd. (A Shares)	500	3,723
China National Medicines Corp. Ltd. (A Shares)	600	3,852
China National Software & Service Co. Ltd. (A Shares)	400	4,209
China Shenhua Energy Co. Ltd.:
(A Shares)	1,700	4,237
(H Shares)	44,000	76,053
China TransInfo Technology Co. Ltd. (A Shares)	1,400	4,656
China Vanke Co. Ltd.:
(A Shares)	3,500	14,449
(H Shares)	29,100	90,087
Contemporary Amperex Technology Co. Ltd.	1,600	58,828
Eve Energy Co. Ltd. (A shares)	1,140	9,101
GEM Co. Ltd. (A Shares)	2,400	1,730
Glodon Co. Ltd. (A Shares)	800	8,527
GoerTek, Inc. (A Shares)	2,200	14,948
Greenland Holdings Corp. Ltd. (A Shares)	3,000	2,783
Guangzhou Baiyunshan Pharma Health (A Shares)	1,400	6,402
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	400	6,314
Guangzhou R&F Properties Co. Ltd. (H Shares)	27,200	34,454
Guoxuan High Tech Co. Ltd. (A Shares) (a)	600	2,373
Hangzhou Robam Appliances Co. Ltd. (A Shares)	800	4,385
Huadong Medicine Co. Ltd. (A Shares)	1,480	6,186
Huaxia Bank Co. Ltd. (A Shares)	9,600	8,702
Industrial Bank Co. Ltd. (A Shares)	12,700	33,825
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	4,800	28,556
Jiangsu Expressway Co. Ltd. (H Shares)	16,000	15,995
Jinke Properties Group Co. Ltd. (A Shares)	3,900	4,531
Legend Holdings Corp. (H Shares) (b)	5,500	7,407
NARI Technology Co. Ltd. (A Shares)	2,800	8,711
Oceanwide Holdings Co., Ltd. (A Shares)	2,100	1,294
Offshore Oil Enginering Co. Ltd. (A Shares)	4,100	2,599
Poly Developments & Holdings (A Shares)	7,300	16,801
Poly Property Development Co. Ltd. (H Shares)	1,400	10,068
Qihoo 360 Technology Co. Ltd. (A Shares)	3,800	9,000
Sangfor Technologies, Inc.	200	5,691
Shanghai International Airport Co. Ltd. (A Shares)	700	6,933
Shanghai M&G Stationery, Inc. (A Shares)	400	4,811
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	1,900	5,671
(H Shares)	10,400	16,098
Shenzhen Expressway Co. Ltd. (H Shares)	6,000	5,340
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,200	11,549
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	600	34,771
Siasun Robot & Automation Co. Ltd. (A Shares) (a)	1,400	2,805
Sinopharm Group Co. Ltd. (H Shares)	17,600	40,229
Sinotrans Ltd.	2,800	1,712
Suning.com Co. Ltd. (A Shares)	4,100	5,955
TCL Corp. (A Shares)	8,400	7,602
Topchoice Medical Corp. (a)	200	6,748
Transfar Zhilian Co. Ltd.	1,200	974
TravelSky Technology Ltd. (H Shares)	12,000	25,200
Unisplendour Corp. Ltd. (A Shares)	2,300	7,580
Wanda Film Holding Co. Ltd. (A Shares) (a)	1,800	4,145
Wangsu Science & Technology Co. Ltd. (A Shares)	2,200	2,567
Weifu High-Technology Group Co. Ltd. (A Shares)	800	3,078
Westone Information Industry, Inc. (A Shares)	800	2,214
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	1,600	7,101
WuXi AppTec Co. Ltd.	3,080	52,088
WuXi AppTec Co. Ltd. (H Shares) (b)	2,200	35,047
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)	700	6,289
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares)	13,618	17,917
Yunnan Baiyao Group Co. Ltd. (A Shares)	1,000	15,426
Zhejiang Expressway Co. Ltd. (H Shares)	16,000	10,897
Zhejiang Huayou Cobalt Co. Ltd. (A Shares) (a)	760	4,536
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	1,100	3,082
Zhengzhou Yutong Bus Co. Ltd. (A Shares)	2,000	4,789
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	1,600	1,774
(H Shares)	23,200	20,439

TOTAL CHINA		2,497,699

Colombia - 0.0%
Bancolombia SA	2,935	18,579
Czech Republic - 0.1%
Ceske Energeticke Zavody A/S	2,020	38,162
Komercni Banka A/S (a)	952	19,287
MONETA Money Bank A/S (b)	6,350	14,385

TOTAL CZECH REPUBLIC		71,834

Denmark - 2.3%
Christian Hansen Holding A/S	1,385	139,497
Coloplast A/S Series B	1,544	225,320
Genmab A/S (a)	857	285,443
GN Store Nord A/S	1,678	120,678
H Lundbeck A/S	819	23,063
Novo Nordisk A/S Series B	22,364	1,426,055
Novozymes A/S Series B	2,729	163,988
ORSTED A/S (b)	2,449	388,691
Pandora A/S	1,312	103,901
Tryg A/S	1,497	41,523
Vestas Wind Systems A/S	2,561	439,375
William Demant Holding A/S (a)	1,453	45,759

TOTAL DENMARK		3,403,293

Egypt - 0.1%
Commercial International Bank SAE	15,273	59,390
Commercial International Bank SAE sponsored GDR	1,887	7,293
Elsewedy Electric Co.	15,784	7,460

TOTAL EGYPT		74,143

Finland - 0.5%
Elisa Corp. (A Shares)	1,902	93,569
Neste Oyj	5,501	286,253
Orion Oyj (B Shares)	1,318	56,412
Stora Enso Oyj (R Shares)	7,777	113,445
UPM-Kymmene Corp.	7,047	199,109
Wartsila Corp.	5,686	45,177

TOTAL FINLAND		793,965

France - 5.5%
Accor SA (a)	2,330	59,320
Air Liquide SA	6,109	892,913
Amundi SA (b)	756	49,571
Atos Origin SA (a)	1,310	89,406
AXA SA	25,136	403,667
Bouygues SA	3,040	99,666
Carrefour SA	7,989	124,307
CNP Assurances	2,125	23,932
Compagnie de St. Gobain (a)	6,770	263,715
Covivio	663	39,458
Credit Agricole SA (a)	15,399	121,814
Danone SA	8,002	443,833
Dassault Systemes SA	1,705	291,008
Eiffage SA (a)	1,049	76,137
Essilor International SA	3,684	455,659
Eurazeo SA (a)	455	20,688
Gecina SA	570	70,766
Groupe Eurotunnel SA (a)	5,409	72,697
JCDecaux SA (a)	975	15,046
Kering SA	981	592,397
Klepierre SA	2,553	32,335
L'Oreal SA	3,254	1,051,646
Michelin CGDE Series B	2,224	239,954
Natixis SA (a)	12,658	29,425
Orange SA	26,191	294,115
Publicis Groupe SA	2,777	96,380
Schneider Electric SA	7,165	870,594
SEB SA	285	46,337
SR Teleperformance SA	764	229,300
Total SA	32,178	974,888
Ubisoft Entertainment SA (a)	1,181	104,177
Valeo SA	3,032	91,706
Wendel SA	398	34,487

TOTAL FRANCE		8,301,344

Germany - 5.0%
adidas AG	2,470	733,555
Allianz SE	5,410	951,792
BASF AG	11,958	654,798
Bayerische Motoren Werke AG (BMW)	4,144	283,208
Beiersdorf AG	1,318	137,997
Commerzbank AG	12,424	58,530
Delivery Hero AG (a)(b)	1,683	193,619
Deutsche Borse AG	2,478	364,646
Deutsche Wohnen AG (Bearer)	4,468	225,474
Fraport AG Frankfurt Airport Services Worldwide	490	17,702
HeidelbergCement AG	2,001	114,472
Henkel AG & Co. KGaA	1,320	119,374
Merck KGaA	1,706	252,633
Metro Wholesale & Food Specialist AG	2,002	19,632
MTU Aero Engines Holdings AG	705	120,329
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,823	426,330
SAP SE	13,533	1,443,763
Siemens AG	9,928	1,164,358
Symrise AG	1,668	205,628
Telefonica Deutschland Holding AG	14,121	35,639

TOTAL GERMANY		7,523,479

Greece - 0.0%
Hellenic Telecommunications Organization SA	2,886	38,385
Hong Kong - 1.5%
BOC Hong Kong (Holdings) Ltd.	48,000	133,118
BYD Electronic International Co. Ltd.	9,000	38,659
China Everbright International Ltd.	44,962	22,619
China Overseas Land and Investment Ltd.	52,000	130,126
China Resources Pharmaceutical Group Ltd. (b)	25,500	12,729
CITIC Pacific Ltd.	73,000	52,072
CLP Holdings Ltd.	21,500	197,736
CSPC Pharmaceutical Group Ltd.	119,280	125,704
Fosun International Ltd.	39,000	46,986
Hang Seng Bank Ltd.	10,000	153,757
Hong Kong & China Gas Co. Ltd.	139,197	200,834
Hong Kong Exchanges and Clearing Ltd.	15,662	747,897
Lenovo Group Ltd.	90,000	56,304
MTR Corp. Ltd.	19,548	96,700
PCCW Ltd.	71,645	43,066
Shanghai Industrial Holdings Ltd.	7,000	9,336
Shenzhen Investment Ltd.	37,284	11,350
Sino-Ocean Group Holding Ltd.	31,500	6,014
Sinotruk Hong Kong Ltd.	9,500	24,214
Sun Art Retail Group Ltd.	32,000	34,590
Swire Pacific Ltd. (A Shares)	6,000	27,361
Swire Properties Ltd.	15,200	40,684
Wharf Holdings Ltd.	20,000	41,277

TOTAL HONG KONG		2,253,133

Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.) (a)	5,165	25,040
OTP Bank PLC (a)	2,757	85,867

TOTAL HUNGARY		110,907

India - 3.0%
Ambuja Cements Ltd.	9,257	32,216
Asian Paints Ltd.	3,855	114,300
Axis Bank Ltd. (a)	29,719	195,827
Berger Paints India Ltd.	2,978	24,865
Bharat Petroleum Corp. Ltd.	8,412	39,975
Bharti Airtel Ltd.	16,669	96,886
Bosch Ltd.	67	10,412
Britannia Industries Ltd.	666	31,006
Colgate-Palmolive Ltd.	832	16,922
Dabur India Ltd.	7,628	52,328
Divi's Laboratories Ltd.	1,029	43,348
DLF Ltd.	7,527	15,965
Eicher Motors Ltd.	1,744	49,034
Grasim Industries Ltd.	3,659	38,187
Havells India Ltd.	3,315	32,346
HCL Technologies Ltd.	14,213	160,750
Hero Motocorp Ltd.	1,265	47,442
Hindalco Industries Ltd.	14,637	33,573
Hindustan Petroleum Corp. Ltd.	8,437	21,244
Hindustan Unilever Ltd.	10,717	297,873
Housing Development Finance Corp. Ltd.	21,444	553,025
Infosys Ltd.	44,241	630,085
Lupin Ltd. (a)	3,150	38,399
Mahindra & Mahindra Ltd.	10,091	80,305
Marico Ltd.	5,757	27,557
Nestle India Ltd.	283	65,110
Pidilite Industries Ltd.	1,564	32,924
Piramal Enterprises Ltd.	1,169	19,770
Reliance Industries Ltd.	37,036	1,020,720
Shree Cement Ltd.	106	30,840
Siemens India Ltd.	697	11,844
Tata Consultancy Services Ltd.	11,696	419,027
Tech Mahindra Ltd.	5,868	64,229
Titan Co. Ltd.	3,895	60,940
UPL Ltd.	6,067	36,847
Wipro Ltd.	14,266	65,035

TOTAL INDIA		4,511,156

Indonesia - 0.6%
PT Astra International Tbk	275,400	100,569
PT Bank Central Asia Tbk	129,800	255,402
PT Bank Mandiri (Persero) Tbk	250,200	97,461
PT Bank Negara Indonesia (Persero) Tbk	87,500	27,838
PT Bank Rakyat Indonesia Tbk	733,000	165,931
PT Barito Pacific Tbk (a)	360,300	21,830
PT Indah Kiat Pulp & Paper Tbk	31,500	19,290
PT Indofood Sukses Makmur Tbk	51,900	24,585
PT Kalbe Farma Tbk	245,400	25,461
PT Perusahaan Gas Negara Tbk Series B	166,300	11,936
PT Unilever Indonesia Tbk	98,900	52,485
PT United Tractors Tbk	21,600	30,860
PT XL Axiata Tbk	34,400	4,702

TOTAL INDONESIA		838,350

Ireland - 0.6%
CRH PLC	10,231	358,001
DCC PLC (United Kingdom)	1,216	79,144
Kerry Group PLC Class A	2,048	244,960
Kingspan Group PLC (Ireland)	2,004	174,697

TOTAL IRELAND		856,802

Isle of Man - 0.0%
NEPI Rockcastle PLC	5,394	19,128
Israel - 0.1%
Bank Hapoalim BM (Reg.)	14,673	85,964
Bank Leumi le-Israel BM	18,786	88,918
Mizrahi Tefahot Bank Ltd.	1,871	36,531

TOTAL ISRAEL		211,413

Italy - 0.9%
Assicurazioni Generali SpA	14,047	188,302
Enel SpA	105,033	835,065
Intesa Sanpaolo SpA	213,232	353,987
Pirelli & C. SpA (b)	4,581	19,100

TOTAL ITALY		1,396,454

Japan - 16.1%
AEON Co. Ltd.	8,500	217,160
Ajinomoto Co., Inc.	6,100	122,554
Ana Holdings, Inc. (a)	1,400	30,535
Asahi Kasei Corp.	16,600	143,849
Astellas Pharma, Inc.	24,400	334,596
Benesse Holdings, Inc.	900	21,218
Bridgestone Corp.	7,100	231,425
Casio Computer Co. Ltd.	2,600	39,500
Central Japan Railway Co.	1,900	229,746
Chugai Pharmaceutical Co. Ltd.	8,700	335,820
CyberAgent, Inc.	1,300	81,768
Dai Nippon Printing Co. Ltd.	3,000	55,888
Dai-ichi Mutual Life Insurance Co.	14,000	209,096
Daicel Chemical Industries Ltd.	3,300	23,551
Daifuku Co. Ltd.	1,300	134,053
Daiichi Sankyo Kabushiki Kaisha	22,100	583,300
Daikin Industries Ltd.	3,200	598,826
Daiwa House Industry Co. Ltd.	7,400	194,433
DENSO Corp.	5,600	260,941
East Japan Railway Co.	4,000	209,174
Eisai Co. Ltd.	3,300	256,587
Fast Retailing Co. Ltd.	800	558,034
Fujitsu Ltd.	2,500	295,787
Hankyu Hanshin Holdings, Inc.	3,100	94,653
Hino Motors Ltd.	3,300	25,284
Hirose Electric Co. Ltd.	400	55,834
Hitachi Construction Machinery Co. Ltd.	1,400	34,528
Hitachi Metals Ltd.	2,700	35,805
Honda Motor Co. Ltd.	21,300	503,808
Hulic Co. Ltd.	3,500	32,420
INPEX Corp.	12,600	59,754
Isuzu Motors Ltd.	6,800	55,172
Japan Retail Fund Investment Corp.	33	47,566
JFE Holdings, Inc.	6,100	42,860
JX Holdings, Inc.	40,900	138,008
Kajima Corp.	5,600	59,838
Kansai Paint Co. Ltd.	2,200	56,721
Kao Corp.	6,300	448,552
Kawasaki Heavy Industries Ltd.	1,700	20,310
KDDI Corp.	20,900	565,449
Keio Corp.	1,300	75,552
Keyence Corp.	2,400	1,089,174
Kikkoman Corp.	1,800	89,640
Kobayashi Pharmaceutical Co. Ltd.	600	58,467
Kobe Bussan Co. Ltd.	1,600	45,016
Komatsu Ltd.	11,400	257,018
Konami Holdings Corp.	1,200	46,966
Kubota Corp.	13,500	234,604
Kuraray Co. Ltd.	4,600	42,545
Kurita Water Industries Ltd.	1,300	38,680
Kyushu Railway Co.	2,000	42,542
Lawson, Inc.	600	27,567
Marubeni Corp.	21,800	113,822
Marui Group Co. Ltd.	2,400	43,373
Mazda Motor Corp.	7,200	37,806
Mercari, Inc. (a)	1,100	46,247
Mitsubishi Chemical Holdings Corp.	17,200	96,804
Mitsubishi Estate Co. Ltd.	15,500	231,196
Mitsubishi Materials Corp.	1,300	23,854
Mitsubishi UFJ Lease & Finance Co. Ltd.	4,600	19,490
Mitsui Chemicals, Inc.	2,300	58,908
Mitsui Fudosan Co. Ltd.	12,300	209,439
Miura Co. Ltd.	1,100	51,826
Mizuho Financial Group, Inc.	31,290	385,243
MS&AD Insurance Group Holdings, Inc.	5,800	158,718
Murata Manufacturing Co. Ltd.	7,500	525,965
Nabtesco Corp.	1,500	56,037
Nagoya Railroad Co. Ltd.	2,500	66,638
NEC Corp.	3,200	161,185
NGK Insulators Ltd.	3,248	46,400
NGK Spark Plug Co. Ltd.	1,800	31,657
Nikon Corp.	3,600	21,940
Nintendo Co. Ltd.	1,399	756,424
Nippon Building Fund, Inc.	19	95,965
Nippon Express Co. Ltd.	900	50,472
Nippon Paint Holdings Co. Ltd.	1,900	171,152
Nippon Prologis REIT, Inc.	26	85,577
Nippon Shinyaku Co. Ltd.	600	42,874
Nippon Yusen KK	1,800	33,224
Nissin Food Holdings Co. Ltd.	800	69,272
Nitori Holdings Co. Ltd.	1,000	205,557
Nitto Denko Corp.	2,100	147,537
NKSJ Holdings, Inc.	4,400	164,278
Nomura Real Estate Holdings, Inc.	1,300	22,706
Nomura Real Estate Master Fund, Inc.	53	63,290
Nomura Research Institute Ltd.	4,100	120,858
NSK Ltd.	4,500	36,027
NTT DOCOMO, Inc.	14,700	547,357
Obayashi Corp.	8,000	66,947
Odakyu Electric Railway Co. Ltd.	3,900	94,117
OMRON Corp.	2,400	173,295
Ono Pharmaceutical Co. Ltd.	4,900	139,774
Oriental Land Co. Ltd.	2,600	363,943
ORIX Corp.	17,300	202,328
Osaka Gas Co. Ltd.	5,000	94,951
Otsuka Corp.	1,300	59,737
Panasonic Corp.	29,000	267,888
Park24 Co. Ltd.	1,400	18,911
Rakuten, Inc.	11,300	109,940
Recruit Holdings Co. Ltd.	16,500	627,836
Resona Holdings, Inc.	27,800	91,656
ROHM Co. Ltd.	1,100	84,576
Santen Pharmaceutical Co. Ltd.	4,500	80,172
SCSK Corp.	700	34,805
Secom Co. Ltd.	2,700	228,093
Sega Sammy Holdings, Inc.	2,100	26,316
Sekisui Chemical Co. Ltd.	4,600	71,706
Sekisui House Ltd.	8,400	139,552
Seven & i Holdings Co. Ltd.	9,800	297,868
SG Holdings Co. Ltd.	4,200	101,306
Sharp Corp.	2,600	30,065
Shimadzu Corp.	2,900	82,921
SHIMIZU Corp.	7,000	48,603
Shin-Etsu Chemical Co. Ltd.	4,600	614,408
Shionogi & Co. Ltd.	3,500	165,095
Shiseido Co. Ltd.	5,200	321,917
Showa Denko K.K.	1,700	28,906
Sohgo Security Services Co., Ltd.	900	41,935
Sony Corp.	16,400	1,367,210
Stanley Electric Co. Ltd.	1,700	48,416
Sumitomo Chemical Co. Ltd.	18,800	61,498
Sumitomo Metal Mining Co. Ltd.	2,900	90,143
Sumitomo Mitsui Trust Holdings, Inc.	4,500	120,993
Sumitomo Rubber Industries Ltd.	2,300	20,231
Suntory Beverage & Food Ltd.	1,700	58,629
Sysmex Corp.	2,200	206,643
T&D Holdings, Inc.	6,600	65,961
Taisei Corp.	2,400	74,683
Takeda Pharmaceutical Co. Ltd.	20,500	633,504
TDK Corp.	1,700	199,921
Teijin Ltd.	2,400	36,763
Tobu Railway Co. Ltd.	2,300	65,266
Tokyo Century Corp.	500	24,514
Tokyo Electron Ltd.	1,900	509,981
Tokyo Gas Co. Ltd.	4,900	111,032
Tokyu Corp.	6,800	80,680
Toppan Printing Co. Ltd.	3,300	41,964
Toray Industries, Inc.	19,100	86,426
Toto Ltd.	1,900	86,745
Toyo Suisan Kaisha Ltd.	1,100	54,742
Toyoda Gosei Co. Ltd.	900	22,873
Toyota Tsusho Corp.	2,600	72,554
Unicharm Corp.	5,200	240,609
USS Co. Ltd.	2,800	51,214
West Japan Railway Co.	2,200	94,374
Yakult Honsha Co. Ltd.	1,600	77,429
Yamada Holdings Co. Ltd.	9,200	44,857
Yamaha Corp.	1,800	85,329
Yamaha Motor Co. Ltd.	3,600	51,473
Yaskawa Electric Corp.	3,200	124,428
Yokogawa Electric Corp.	2,800	41,164
Zozo, Inc.	1,400	35,515

TOTAL JAPAN		24,188,623

Korea (South) - 1.9%
AMOREPACIFIC Corp.	370	51,866
AMOREPACIFIC Group, Inc.	387	14,937
BGF Retail Co. Ltd.	127	13,178
BS Financial Group, Inc.	3,861	18,820
CJ CheilJedang Corp.	102	32,550
CJ Corp.	218	14,625
Doosan Bobcat, Inc.	684	17,441
GS Engineering & Construction Corp.	817	19,343
GS Holdings Corp.	686	20,007
Hana Financial Group, Inc.	4,017	108,271
Hankook Tire Co. Ltd.	903	25,241
Hanwha Solutions Corp.	1,252	48,561
Hyundai Fire & Marine Insurance Co. Ltd.	809	16,626
Hyundai Robotics Co. Ltd.	121	22,976
KB Financial Group, Inc.	5,261	187,772
Korea Gas Corp.	272	6,564
LG Chemical Ltd.	590	321,010
LG Corp.	1,171	69,965
LG Display Co. Ltd. (a)	2,862	35,658
LG Electronics, Inc.	1,432	106,221
LG Household & Health Care Ltd.	135	178,601
LG Innotek Co. Ltd.	170	22,996
Lotte Chemical Corp.	241	49,733
Lotte Confectionery Co. Ltd.	266	6,690
NAVER Corp.	1,612	411,559
S-Oil Corp.	540	26,021
Samsung Card Co. Ltd.	270	6,992
Samsung Electro-Mechanics Co. Ltd.	691	81,951
Samsung Fire & Marine Insurance Co. Ltd.	381	60,110
Samsung SDI Co. Ltd.	721	283,405
Shinhan Financial Group Co. Ltd.	6,129	165,929
SK C&C Co. Ltd.	435	70,684
SK Energy Co. Ltd.	687	76,620
SK Telecom Co. Ltd.	491	92,903
Woori Financial Group, Inc.	6,968	54,896
Yuhan Corp.	555	29,143

TOTAL KOREA (SOUTH)		2,769,865

Luxembourg - 0.1%
Globant SA (a)	485	87,596
SES SA (France) (depositary receipt)	5,178	41,333
Tenaris SA	5,888	28,098

TOTAL LUXEMBOURG		157,027

Malaysia - 0.7%
AMMB Holdings Bhd	22,100	15,172
Axiata Group Bhd	33,304	23,493
Bumiputra-Commerce Holdings Bhd	80,452	57,120
Dialog Group Bhd	51,700	46,062
DiGi.com Bhd	36,500	33,126
Fraser & Neave Holdings BHD	2,100	15,977
Hap Seng Consolidated Bhd	8,900	15,701
Hartalega Holdings Bhd	22,100	95,901
IHH Healthcare Bhd	28,900	34,602
Kuala Lumpur Kepong Bhd	5,200	26,534
Malayan Banking Bhd	54,287	91,432
Malaysia Airports Holdings Bhd	15,000	15,106
Maxis Bhd	27,000	31,197
MISC Bhd	15,400	24,438
Nestle (Malaysia) BHD	800	26,834
Petronas Dagangan Bhd	3,600	14,932
PPB Group Bhd	7,300	33,059
Press Metal Bhd	16,200	21,433
Public Bank Bhd	38,700	140,463
RHB Capital Bhd	20,600	20,974
Sime Darby Bhd	35,000	20,309
Telekom Malaysia Bhd	15,400	15,529
Tenaga Nasional Bhd	27,900	64,065
Top Glove Corp. Bhd	61,200	126,272
Westports Holdings Bhd	7,300	6,850
YTL Corp. Bhd	28,395	4,960

TOTAL MALAYSIA		1,021,541

Mexico - 0.3%
Alfa SA de CV Series A	36,600	24,450
CEMEX S.A.B. de CV unit	187,700	77,517
Coca-Cola FEMSA S.A.B. de CV unit	6,400	24,234
Embotelladoras Arca S.A.B. de CV	5,300	23,075
Fomento Economico Mexicano S.A.B. de CV unit	26,900	144,179
Gruma S.A.B. de CV Series B	2,865	30,473
Grupo Aeroportuario del Sureste S.A.B. de CV Series B (a)	2,605	30,091
Grupo Bimbo S.A.B. de CV Series A	19,800	38,262
Industrias Penoles SA de CV	1,910	30,414
Infraestructura Energetica Nova S.A.B. de CV	7,400	24,763
Kimberly-Clark de Mexico SA de CV Series A	18,300	27,202

TOTAL MEXICO		474,660

Multi-National - 0.0%
HKT Trust/HKT Ltd. unit	46,000	59,454
Netherlands - 4.3%
AEGON NV	22,468	60,439
Akzo Nobel NV	2,518	242,525
ASML Holding NV (Netherlands)	5,520	1,997,153
CNH Industrial NV	13,368	103,690
ING Groep NV (Certificaten Van Aandelen)	50,880	348,514
Koninklijke Ahold Delhaize NV	14,261	391,808
Koninklijke DSM NV	2,228	356,661
Koninklijke KPN NV	47,277	127,685
Koninklijke Philips Electronics NV	11,853	548,993
NN Group NV	3,752	130,831
Prosus NV	6,327	631,662
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit	1,838	74,708
Unilever NV	18,929	1,070,317
Vopak NV	872	45,325
Wolters Kluwer NV	3,540	286,869

TOTAL NETHERLANDS		6,417,180

New Zealand - 0.3%
Auckland International Airport Ltd.	15,458	71,507
Fisher & Paykel Healthcare Corp.	7,509	173,716
Mercury Nz Ltd.	10,101	35,711
Meridian Energy Ltd.	16,085	56,375
Ryman Healthcare Group Ltd.	5,168	47,825

TOTAL NEW ZEALAND		385,134

Norway - 0.4%
Equinor ASA	13,139	166,876
Mowi ASA	5,856	92,410
Norsk Hydro ASA	17,124	47,946
Orkla ASA	9,873	93,159
Schibsted ASA (B Shares)	1,203	43,172
Telenor ASA	9,521	146,805

TOTAL NORWAY		590,368

Philippines - 0.3%
Aboitiz Equity Ventures, Inc.	26,447	24,264
Aboitiz Power Corp.	15,600	8,678
Ayala Corp.	3,600	56,564
Bank of the Philippine Islands (BPI)	11,622	17,572
BDO Unibank, Inc.	25,780	47,062
JG Summit Holdings, Inc.	39,333	52,008
Manila Electric Co.	3,120	19,265
Metropolitan Bank & Trust Co.	23,057	19,321
SM Investments Corp.	3,195	62,464
SM Prime Holdings, Inc.	132,600	92,043

TOTAL PHILIPPINES		399,241

Poland - 0.2%
Bank Polska Kasa Opieki SA (a)	2,182	23,299
Bank Zachodni WBK SA (a)	504	15,660
BRE Bank SA	130	3,793
CD Projekt RED SA (a)	898	76,085
Cyfrowy Polsat SA	3,278	20,437
Grupa Lotos SA	896	6,310
KGHM Polska Miedz SA (Bearer) (a)	1,717	51,246
Orange Polska SA (a)	7,479	11,487
Polski Koncern Naftowy Orlen SA	3,918	37,709
Powszechna Kasa Oszczednosci Bank SA (a)	11,160	53,438
Powszechny Zaklad Ubezpieczen SA (a)	7,614	41,546

TOTAL POLAND		341,010

Portugal - 0.2%
Energias de Portugal SA	35,628	175,603
Galp Energia SGPS SA Class B	6,314	51,277
Jeronimo Martins SGPS SA	3,117	49,516

TOTAL PORTUGAL		276,396

Qatar - 0.2%
Ooredoo QSC	11,259	20,502
Qatar Fuel Co.	5,990	28,297
Qatar National Bank SAQ	58,864	286,156
The Commercial Bank of Qatar	22,991	26,837

TOTAL QATAR		361,792

Russia - 0.5%
Gazprom OAO	156,350	304,629
Inter Rao Ues JSC	412,000	26,366
Lukoil PJSC	5,520	282,188
Novolipetsk Steel OJSC	13,880	32,497
PhosAgro OJSC GDR (Reg. S)	1,765	20,333
Polyus PJSC	416	81,479

TOTAL RUSSIA		747,492

Saudi Arabia - 0.4%
Almarai Co. Ltd.	3,176	43,698
Banque Saudi Fransi	7,276	57,621
SABIC	11,708	280,970
Samba Financial Group	12,912	95,025
Saudi Arabian Mining Co. (a)	5,359	53,300
The Savola Group	3,354	40,960

TOTAL SAUDI ARABIA		571,574

Singapore - 0.8%
Ascendas Real Estate Investment Trust	43,256	91,275
BOC Aviation Ltd. Class A (b)	2,600	16,048
CapitaLand Ltd.	31,201	58,714
CapitaMall Trust	64,130	81,289
City Developments Ltd.	6,000	27,863
DBS Group Holdings Ltd.	23,400	348,563
Jardine Cycle & Carriage Ltd.	1,400	18,211
Keppel Corp. Ltd.	18,200	58,485
Singapore Airlines Ltd.	17,100	42,436
Singapore Exchange Ltd.	10,000	63,424
Singapore Telecommunications Ltd.	108,200	160,842
United Overseas Bank Ltd.	15,300	212,585
UOL Group Ltd.	5,800	26,438

TOTAL SINGAPORE		1,206,173

South Africa - 1.7%
Absa Group Ltd.	8,754	47,057
Anglo American Platinum Ltd.	661	43,768
Aspen Pharmacare Holdings Ltd. (a)	5,106	33,250
Bidcorp Ltd.	4,136	56,944
Bidvest Group Ltd.	3,530	29,027
Clicks Group Ltd.	3,142	45,444
Exxaro Resources Ltd.	3,094	20,872
FirstRand Ltd.	63,785	148,066
Gold Fields Ltd.	11,623	125,705
Growthpoint Properties Ltd.	36,368	23,792
Impala Platinum Holdings Ltd.	10,620	94,521
Kumba Iron Ore Ltd.	713	21,169
Life Healthcare Group Holdings Ltd.	19,266	19,264
MMI Holdings Ltd.	14,650	11,720
Mr Price Group Ltd.	3,439	26,016
MTN Group Ltd.	20,921	74,699
MultiChoice Group Ltd.	5,648	46,578
Naspers Ltd. Class N	5,669	1,106,745
Nedbank Group Ltd.	4,347	25,715
Northam Platinum Ltd. (a)	4,612	44,312
Old Mutual Ltd.	61,028	35,401
Old Mutual Ltd.	29	17
Remgro Ltd.	6,115	32,620
Sanlam Ltd.	25,100	73,214
Sasol Ltd. (a)	6,967	36,383
Shoprite Holdings Ltd.	6,522	51,921
Spar Group Ltd.	2,116	22,432
Standard Bank Group Ltd.	17,402	113,790
Vodacom Group Ltd.	7,991	60,220
Woolworths Holdings Ltd.	12,924	27,759

TOTAL SOUTH AFRICA		2,498,421

Spain - 1.4%
Banco Bilbao Vizcaya Argentaria SA	87,401	252,165
Bankinter SA	8,340	31,247
CaixaBank SA	47,461	86,597
Gas Natural SDG SA	3,649	67,784
Iberdrola SA	76,528	902,424
Inditex SA	14,210	350,688
Red Electrica Corporacion SA	5,352	94,277
Repsol SA	20,025	125,718
Telefonica SA	63,915	207,918

TOTAL SPAIN		2,118,818

Sweden - 1.9%
ASSA ABLOY AB (B Shares)	13,038	279,437
Atlas Copco AB:
(A Shares)	8,186	361,445
(B Shares)	5,594	214,559
Boliden AB	3,722	101,725
Electrolux AB (B Shares)	2,848	64,300
Essity AB Class B	7,830	226,935
H&M Hennes & Mauritz AB (B Shares)	10,573	171,812
Husqvarna AB (B Shares)	5,254	54,321
ICA Gruppen AB	1,254	59,371
Kinnevik AB (B Shares)	3,151	129,303
Latour Investment AB Class B	1,793	41,871
Sandvik AB	14,648	261,102
Skandinaviska Enskilda Banken AB (A Shares) (a)	21,078	180,735
Skanska AB (B Shares)	4,485	84,323
SKF AB (B Shares)	4,995	102,276
Svenska Cellulosa AB (SCA) (B Shares)	7,919	107,460
Svenska Handelsbanken AB (A Shares) (a)	20,253	164,104
Tele2 AB (B Shares)	6,217	73,744
Telia Co. AB	32,102	123,092

TOTAL SWEDEN		2,801,915

Switzerland - 5.3%
ABB Ltd. (Reg.)	23,849	578,697
Adecco SA (Reg.)	2,083	102,225
Alcon, Inc. (Switzerland) (a)	6,394	363,299
Clariant AG (Reg.)	2,546	43,648
Coca-Cola HBC AG	2,487	56,544
Compagnie Financiere Richemont SA Series A	6,783	423,963
Givaudan SA	119	484,851
Kuehne & Nagel International AG	691	137,981
Lindt & Spruengli AG	1	86,482
Lindt & Spruengli AG (participation certificate)	13	103,070
Lonza Group AG	964	584,097
Roche Holding AG (participation certificate)	9,114	2,928,616
SGS SA (Reg.)	79	197,382
Sika AG	1,837	452,163
Sonova Holding AG Class B	715	169,598
Straumann Holding AG	135	140,749
Swiss Re Ltd.	3,851	276,094
Swisscom AG	335	170,359
Zurich Insurance Group Ltd.	1,946	646,355

TOTAL SWITZERLAND		7,946,173

Taiwan - 5.6%
Accton Technology Corp.	7,000	50,771
Acer, Inc.	35,000	29,178
Advantech Co. Ltd.	5,399	54,539
ASE Technology Holding Co. Ltd.	45,000	100,986
AU Optronics Corp. (a)	107,000	43,207
Catcher Technology Co. Ltd.	9,000	56,783
Cathay Financial Holding Co. Ltd.	104,547	140,327
Cheng Shin Rubber Industry Co. Ltd.	24,000	30,284
Chicony Electronics Co. Ltd.	7,010	21,097
China Steel Corp.	163,000	115,659
Chinatrust Financial Holding Co. Ltd.	236,000	148,897
Chunghwa Telecom Co. Ltd.	49,000	183,798
Compal Electronics, Inc.	51,000	33,157
Delta Electronics, Inc.	26,000	172,673
E.SUN Financial Holdings Co. Ltd.	149,958	127,372
EVA Airways Corp.	26,072	9,842
Evergreen Marine Corp. (Taiwan) (a)	27,894	18,428
Far Eastern Textile Ltd.	44,000	39,603
Far EasTone Telecommunications Co. Ltd.	24,000	50,334
First Financial Holding Co. Ltd.	128,948	90,370
Fubon Financial Holding Co. Ltd.	89,000	126,614
HIWIN Technologies Corp.	3,187	27,738
Hotai Motor Co. Ltd.	4,000	84,169
Hua Nan Financial Holdings Co. Ltd.	106,560	64,065
Innolux Corp.	102,000	35,332
Inventec Corp.	32,000	25,279
Lite-On Technology Corp.	27,000	43,932
MediaTek, Inc.	20,000	473,977
Micro-Star International Co. Ltd.	8,000	32,158
Nan Ya Plastics Corp.	70,000	143,626
President Chain Store Corp.	8,000	72,145
Quanta Computer, Inc.	36,000	90,601
Ruentex Development Co. Ltd.	10,600	14,635
Sinopac Holdings Co.	126,720	47,394
Standard Foods Corp.	4,040	8,628
Taishin Financial Holdings Co. Ltd.	125,980	55,484
Taiwan Business Bank	69,120	22,711
Taiwan High Speed Rail Corp.	24,000	25,377
Taiwan Mobile Co. Ltd.	21,000	71,715
Taiwan Semiconductor Manufacturing Co. Ltd.	320,000	4,840,565
Unified-President Enterprises Corp.	65,000	139,274
United Microelectronics Corp.	152,000	163,331
Vanguard International Semiconductor Corp.	11,000	35,835
Win Semiconductors Corp.	5,000	54,354
Wistron Corp.	35,264	35,130
Yageo Corp.	5,000	62,131
Yuanta Financial Holding Co. Ltd.	122,280	75,867

TOTAL TAIWAN		8,389,372

Thailand - 0.7%
Advanced Info Service PCL (For. Reg.)	13,700	75,774
Airports of Thailand PCL (For. Reg.)	59,900	99,309
B. Grimm Power PCL (For. Reg.)	9,600	12,081
Bangkok Dusit Medical Services PCL (For. Reg.)	120,700	67,719
BTS Group Holdings PCL (For. Reg.)	96,833	27,787
Bumrungrad Hospital PCL (For. Reg.)	6,200	18,087
Central Pattana PCL (For. Reg.)	28,700	35,393
Charoen Pokphand Foods PCL (For. Reg.)	53,600	43,384
CP ALL PCL	10,100	17,386
CP ALL PCL (For. Reg.)	73,700	126,865
Electricity Generating PCL (For. Reg.)	3,700	19,688
Energy Absolute PCL (For. Reg.)	17,900	21,819
Global Power Synergy Public Co. Ltd.	6,100	10,124
Gulf Energy Development PCL	8,500	7,770
Gulf Energy Development PCL (For. Reg.)	23,900	21,848
Home Product Center PCL (For. Reg.)	82,700	36,983
Indorama Ventures PCL (For. Reg.)	19,500	13,806
Intouch Holdings PCL	6,000	10,291
Intouch Holdings PCL (For. Reg.)	25,300	43,392
IRPC PCL (For. Reg.)	103,600	6,708
Kasikornbank PCL (For. Reg.)	22,100	53,248
Land & House PCL (For. Reg.)	95,400	19,563
Minor International PCL:
warrants 9/30/21 (a)	530	4
warrants 7/31/23 (a)	1,453	290
(For. Reg.)	45,575	24,382
Muangthai Leasing PCL	10,200	17,898
PTT Exploration and Production PCL (For. Reg.)	18,000	45,478
PTT Global Chemical PCL (For. Reg.)	30,300	38,823
Siam Cement PCL (For. Reg.)	9,600	104,014
Siam Commercial Bank PCL (For. Reg.)	10,100	21,028
Thai Oil PCL (For. Reg.)	15,300	16,803
Thai Union Frozen Products PCL	17,500	8,529
Thai Union Frozen Products PCL (For. Reg.)	37,200	18,130
TMB Bank PCL (For. Reg.)	246,144	6,385
Total Access Communication PCL (For. Reg.)	6,300	6,195
True Corp. PCL (For. Reg.)	156,800	13,652

TOTAL THAILAND		1,110,636

Turkey - 0.0%
Aselsan A/S	8,760	17,511
Koc Holding A/S	8,564	14,472
Turk Hava Yollari AO (a)	4,898	5,272
Turkcell Iletisim Hizmet A/S	16,449	28,660

TOTAL TURKEY		65,915

United Arab Emirates - 0.3%
Abu Dhabi Commercial Bank PJSC (d)	34,438	55,035
Aldar Properties PJSC	42,873	31,981
Dubai Islamic Bank Pakistan Ltd.	21,431	24,272
Emirates NBD Bank PJSC	34,260	88,608
Emirates Telecommunications Corp.	23,421	107,631
National Bank of Abu Dhabi PJSC	36,663	114,386

TOTAL UNITED ARAB EMIRATES		421,913

United Kingdom - 6.1%
3i Group PLC	12,737	158,573
Associated British Foods PLC	4,654	102,347
Aviva PLC	51,320	171,182
Barratt Developments PLC	13,681	85,517
Berkeley Group Holdings PLC	1,701	89,402
British Land Co. PLC	11,131	50,269
BT Group PLC	117,059	153,773
Burberry Group PLC	5,360	94,137
Coca-Cola European Partners PLC	2,735	97,667
Compass Group PLC	23,344	319,527
Croda International PLC	1,663	129,997
GlaxoSmithKline PLC	65,254	1,089,644
Hikma Pharmaceuticals PLC	2,140	69,586
Informa PLC	19,999	108,298
InterContinental Hotel Group PLC	2,320	117,698
J Sainsbury PLC	21,956	57,343
John David Group PLC	5,400	51,852
Johnson Matthey PLC	2,635	73,359
Kingfisher PLC	27,699	103,012
Land Securities Group PLC	8,747	57,713
Legal & General Group PLC	77,900	186,499
London Stock Exchange Group PLC	4,095	441,432
Mondi PLC	1,622	30,742
Mondi PLC	4,646	87,226
National Grid PLC	45,608	542,993
Next PLC	1,756	132,854
NMC Health PLC (a)	987	270
Pearson PLC	9,287	61,357
Prudential PLC	33,855	414,064
Reckitt Benckiser Group PLC	9,192	809,710
RELX PLC (London Stock Exchange)	25,096	496,619
Rentokil Initial PLC (a)	24,273	165,404
RSA Insurance Group PLC	12,749	69,963
Sage Group PLC	14,161	116,604
Schroders PLC	1,545	52,320
Scottish & Southern Energy PLC	13,502	219,523
Segro PLC	15,941	186,277
Smith & Nephew PLC	11,382	197,639
Spirax-Sarco Engineering PLC	944	137,949
Standard Chartered PLC (United Kingdom)	35,280	160,791
Standard Life PLC	30,549	88,849
Taylor Wimpey PLC	45,440	62,282
Tesco PLC	127,087	338,248
Unilever PLC	15,127	863,053
Whitbread PLC	2,483	69,063
WM Morrison Supermarkets PLC	29,688	62,653

TOTAL UNITED KINGDOM		9,175,280

TOTAL COMMON STOCKS
(Cost $140,597,079)		144,020,533

Nonconvertible Preferred Stocks - 0.9%
Brazil - 0.4%
Banco Bradesco SA (PN)	59,280	208,277
Companhia Energetica de Minas Gerais (CEMIG) (PN)	13,234	23,641
Itau Unibanco Holding SA	64,350	263,324
Itausa-Investimentos Itau SA (PN)	61,532	97,478
Telefonica Brasil SA	5,900	43,741

TOTAL BRAZIL		636,461

Chile - 0.1%
Embotelladora Andina SA Class B	3,255	6,777
Sociedad Quimica y Minera de Chile SA (PN-B)	1,488	54,359

TOTAL CHILE		61,136

Colombia - 0.0%
Bancolombia SA (PN)	5,770	36,525
Germany - 0.3%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	1,020	52,745
Henkel AG & Co. KGaA	2,343	227,907
Sartorius AG (non-vtg.)	461	195,111

TOTAL GERMANY		475,763

Korea (South) - 0.1%
AMOREPACIFIC Corp.	216	10,039
LG Chemical Ltd.	116	32,094
LG Household & Health Care Ltd.	2	1,219

TOTAL KOREA (SOUTH)		43,352

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,656,671)		1,253,237

Money Market Funds - 2.6%
Fidelity Cash Central Fund 0.10% (e)	3,918,243	3,919,026
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	9,899	9,900
TOTAL MONEY MARKET FUNDS
(Cost $3,928,926)		3,928,926
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $146,182,676)		149,202,696
NET OTHER ASSETS (LIABILITIES) - 0.4%		665,233
NET ASSETS - 100%		$149,867,929

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	33	Dec. 2020	$2,943,435	$(101,660)	$(101,660)
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	25	Dec. 2020	1,377,375	8,708	8,708
TME S&P/TSX 60 Index Contracts (Canada)	2	Dec. 2020	277,835	(3,061)	(3,061)
TOTAL FUTURES CONTRACTS					$(96,013)

The notional amount of futures purchased as a percentage of Net Assets is 3.1%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $4,991,325.

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,295,082 or 0.9% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$28,013
Fidelity Securities Lending Cash Central Fund	2,914
Total	$30,927

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$12,210,609	$2,145,205	$10,065,404	$--
Consumer Discretionary	23,050,405	14,739,240	8,311,165	--
Consumer Staples	12,416,887	5,975,145	6,441,742	--
Energy	5,412,956	1,837,016	3,575,940	--
Financials	24,205,300	11,908,524	12,241,741	55,035
Health Care	13,916,308	3,214,465	10,701,843	--
Industrials	15,875,240	6,832,028	9,043,212	--
Information Technology	17,744,619	3,838,686	13,905,933	--
Materials	11,690,768	6,621,982	5,068,786	--
Real Estate	3,536,816	1,278,717	2,258,099	--
Utilities	5,213,862	3,522,891	1,690,971	--
Money Market Funds	3,928,926	3,928,926	--	--
Total Investments in Securities:	$149,202,696	$65,842,825	$83,304,836	$55,035
Derivative Instruments:
Assets
Futures Contracts	$8,708	$8,708	$--	$--
Total Assets	$8,708	$8,708	$--	$--
Liabilities
Futures Contracts	$(104,721)	$(104,721)	$--	$--
Total Liabilities	$(104,721)	$(104,721)	$--	$--
Total Derivative Instruments:	$(96,013)	$(96,013)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$8,708	$(104,721)
Total Equity Risk	8,708	(104,721)
Total Value of Derivatives	$8,708	$(104,721)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $8,481) — See accompanying schedule: Unaffiliated issuers (cost $142,253,750)	$145,273,770
Fidelity Central Funds (cost $3,928,926)	3,928,926
Total Investment in Securities (cost $146,182,676)		$149,202,696
Segregated cash with brokers for derivative instruments		403,558
Foreign currency held at value (cost $189,978)		188,927
Receivable for fund shares sold		741,771
Dividends receivable		363,325
Distributions receivable from Fidelity Central Funds		487
Other receivables		919
Total assets		150,901,683
Liabilities
Payable for fund shares redeemed	$881,007
Accrued management fee	25,472
Payable for daily variation margin on futures contracts	36,367
Other payables and accrued expenses	81,008
Collateral on securities loaned	9,900
Total liabilities		1,033,754
Net Assets		$149,867,929
Net Assets consist of:
Paid in capital		$149,990,395
Total accumulated earnings (loss)		(122,466)
Net Assets		$149,867,929
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($149,867,929 ÷ 13,864,338 shares)		$10.81

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$2,548,170
Non-Cash dividends		259,873
Interest		1,496
Income from Fidelity Central Funds (including $2,914 from security lending)		30,927
Income before foreign taxes withheld		2,840,466
Less foreign taxes withheld		(269,375)
Total income		2,571,091
Expenses
Management fee	$209,310
Independent trustees' fees and expenses	310
Commitment fees	227
Total expenses before reductions	209,847
Expense reductions	(89)
Total expenses after reductions		209,758
Net investment income (loss)		2,361,333
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,205,396)
Fidelity Central Funds	770
Foreign currency transactions	(79,474)
Futures contracts	(992,894)
Total net realized gain (loss)		(3,276,994)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $60,808)	650,727
Assets and liabilities in foreign currencies	5,368
Futures contracts	(149,684)
Total change in net unrealized appreciation (depreciation)		506,411
Net gain (loss)		(2,770,583)
Net increase (decrease) in net assets resulting from operations		$(409,250)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,361,333	$1,640,552
Net realized gain (loss)	(3,276,994)	(1,339,360)
Change in net unrealized appreciation (depreciation)	506,411	6,343,297
Net increase (decrease) in net assets resulting from operations	(409,250)	6,644,489
Distributions to shareholders	(1,690,713)	(817,712)
Share transactions - net increase (decrease)	80,093,240	26,641,975
Total increase (decrease) in net assets	77,993,277	32,468,752
Net Assets
Beginning of period	71,874,652	39,405,900
End of period	$149,867,929	$71,874,652

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Sustainability Index Fund

Years ended October 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.89	$9.87	$10.96	$10.00
Income from Investment Operations
Net investment income (loss)B	.24	.32C	.29	.11
Net realized and unrealized gain (loss)	(.08)	.91	(1.24)	.85
Total from investment operations	.16	1.23	(.95)	.96
Distributions from net investment income	(.24)	(.21)	(.09)	–
Distributions from net realized gain	–	–	(.05)	–
Total distributions	(.24)	(.21)	(.14)	–
Net asset value, end of period	$10.81	$10.89	$9.87	$10.96
Total ReturnD,E	1.48%	12.81%	(8.77)%	9.60%
Ratios to Average Net AssetsF,G
Expenses before reductions	.20%	.20%	.20%	.20%H
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%H
Expenses net of all reductions	.20%	.20%	.20%	.20%H
Net investment income (loss)	2.25%	3.14%C	2.70%	2.25%H
Supplemental Data
Net assets, end of period (000 omitted)	$149,868	$71,875	$3,810	$1,968
Portfolio turnover rateI	11%	17%	10%	4%J

 A For the period May 9, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 2.73%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity International Sustainability Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective after the close of business November 9, 2018, the Fund's publicly offered shares classes were consolidated into a single share class. The surviving class is Fidelity International Sustainability Index Fund (formerly Institutional Class). All prior fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the period November 1, 2018 through November 9, 2018.

Effective January 1, 2020, investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,291,742
Gross unrealized depreciation	(17,536,646)
Net unrealized appreciation (depreciation)	$1,755,096
Tax Cost	$147,444,539

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,841,817
Capital loss carryforward	$(3,643,510)
Net unrealized appreciation (depreciation) on securities and other investments	$1,760,235

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,691,387)
Long-term	(1,952,123)
Total capital loss carryforward	$(3,643,510)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$1,690,713	$ 817,712

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Sustainability Index Fund	88,212,233	11,294,795

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity International Sustainability Index Fund	$227

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Sustainability Index Fund	$29	$–	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $89.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Fidelity International Sustainability Index Fund	$1,690,713	$817,712

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Investor Class
Shares sold	–	6,889	$–	$69,117
Shares redeemed	–	(851,235)	–	(8,545,243)
Net increase (decrease)	–	(844,346)	$–	$(8,476,126)
Premium Class
Shares sold	–	28,614	$–	$289,153
Shares redeemed	–	(2,791,033)	–	(28,027,291)
Net increase (decrease)	–	(2,762,419)	$–	$(27,738,138)
Fidelity International Sustainability Index Fund
Shares sold	10,592,608	7,693,368	$113,297,249	$77,878,379
Reinvestment of distributions	138,780	79,727	1,508,542	761,388
Shares redeemed	(3,466,902)	(1,559,168)	(34,712,551)	(15,783,528)
Net increase (decrease)	7,264,486	6,213,927	$80,093,240	$62,856,239

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity International Sustainability Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Sustainability Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from May 9, 2017 (commencement of operations) through October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 9, 2017 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 15, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity International Sustainability Index Fund	.20%
Actual		$1,000.00	$1,152.50	$1.08
Hypothetical-C		$1,000.00	$1,024.13	$1.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 79% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2651 and $0.0274 for the dividend paid December 9, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Sustainability Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's and Geode's investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period. Due to the characteristics of the fund, no peer group performance information was considered by the Board. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity International Sustainability Index Fund

The Board considered that effective August 1, 2019, the fund's management fee rate was increased from 0.17% to 0.20%, but that the fund no longer paid operating expenses under separate agreements. The Board considered that the chart below reflects the fund's higher management fee rate for 2019, as if the higher fee rate were in effect for the entire year.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2019. The Board considered that the fund has a unitary fee that covers expenses beyond the management fee, whereas the majority of funds within this group do not have unitary or all-inclusive fees. The Board further considered that when compared to the total expenses of its load-type competitors, the fund ranks below its respective load-type median.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2019.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ISY-ANN-1220
1.9883818.103

Fidelity® SAI International Value Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity® SAI International Value Index Fund	(19.36)%	(9.23)%

 A From December 19, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Value Index Fund on December 19, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Value Focus Index℠ performed over the same period.

Period Ending Values
$7,575	Fidelity® SAI International Value Index Fund
$7,670	Fidelity International Value Focus Index℠

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending October 31, 2020, the fund returned -19.36%, compared with the -19.46% result of the benchmark Fidelity International Value Focus Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) Individually, stocks in the energy sector – by far the worst-performing category the past 12 months – were among the biggest detractors, as oil-price weakness and sluggish demand amid the pandemic hampered U.K.-based Royal Dutch Shell (-53%) and Italy's Eni (-51%). In financials, bank stocks struggled as the pandemic led to a difficult earnings environment for these companies, with investors becoming increasingly concerned about the potential for bad loans weighing on corporate balance sheets. Specifically, key detractors included Spain-based Banco Santander (-50%) and France's BNP Paribas (-34%). Also hampering performance was German pharmaceutical and life sciences company Bayer (-37%), whose shares struggled due to continued overhang from the firm's glysophate-related lawsuits. On the positive side, the top contributor was German car maker Daimler (+68%), which reported higher third-quarter profits. Sweden's Volvo also contributed to the fund's result, gaining about 31%. Elsewhere, shares of Japanese conglomerate Sony rose about 29%, due largely to strength from the company's video gaming business. Lastly, Australian iron-ore mining company (+126%) Fortescue Metals Group also boosted the portfolio's return, benefiting from an increase in the price of iron ore.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	29.2%
France	15.3%
United Kingdom	14.4%
Germany	9.0%
Switzerland	5.6%
Netherlands	4.4%
Australia	3.6%
Spain	3.1%
Belgium	2.1%
Other*	13.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	100.1
Short-Term Investments and Net Other Assets (Liabilities)	(0.1)

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Novartis AG (Switzerland, Pharmaceuticals)	3.0
Sanofi SA (France, Pharmaceuticals)	2.6
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	2.4
Total SA (France, Oil, Gas & Consumable Fuels)	2.2
Bayer AG (Germany, Pharmaceuticals)	1.7
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	1.6
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6
Daimler AG (Germany) (Germany, Automobiles)	1.6
Deutsche Telekom AG (Germany, Diversified Telecommunication Services)	1.5
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5
19.7

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	17.5
Industrials	15.4
Consumer Discretionary	11.9
Health Care	11.2
Consumer Staples	9.5
Materials	9.4
Communication Services	7.7
Information Technology	6.8
Energy	4.2
Utilities	3.2

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Australia - 3.6%
AGL Energy Ltd.	508,521	$4,456,950
BHP Billiton Ltd.	1,318,889	31,615,908
Fortescue Metals Group Ltd.	1,356,824	16,598,691
Mineral Resources Ltd.	135,347	2,376,667
Rio Tinto Ltd.	302,937	19,707,224
South32 Ltd.	3,954,873	5,643,533

TOTAL AUSTRALIA		80,398,973

Austria - 0.3%
ams AG (a)	223,900	4,798,119
OMV AG	117,514	2,696,195

TOTAL AUSTRIA		7,494,314

Bailiwick of Jersey - 1.1%
Glencore Xstrata PLC	8,548,496	17,244,341
WPP PLC	1,004,801	8,025,635

TOTAL BAILIWICK OF JERSEY		25,269,976

Belgium - 2.1%
Ageas	150,830	6,069,197
Anheuser-Busch InBev SA NV	690,898	35,737,530
Solvay SA Class A	59,617	4,839,476

TOTAL BELGIUM		46,646,203

Bermuda - 0.7%
Hongkong Land Holdings Ltd.	952,291	3,496,009
Jardine Matheson Holdings Ltd.	216,433	9,593,534
Jardine Strategic Holdings Ltd.	144,674	3,132,505

TOTAL BERMUDA		16,222,048

Cayman Islands - 1.0%
Cheung Kong Property Holdings Ltd.	1,989,500	9,212,906
CK Hutchison Holdings Ltd.	2,203,000	13,270,571

TOTAL CAYMAN ISLANDS		22,483,477

Denmark - 1.1%
A.P. Moller - Maersk A/S Series B	7,560	12,115,917
Danske Bank A/S (a)	555,844	7,388,064
Pandora A/S	81,607	6,462,682

TOTAL DENMARK		25,966,663

Finland - 1.1%
Fortum Corp.	355,233	6,681,612
Nokia Corp. (a)	4,595,680	15,492,951
TietoEVRY Oyj	86,977	2,167,772

TOTAL FINLAND		24,342,335

France - 15.3%
ALTEN (a)	23,133	1,849,558
Atos Origin SA (a)	79,308	5,412,651
BNP Paribas SA (a)	934,318	32,584,136
Bouygues SA	182,921	5,997,046
Capgemini SA	131,368	15,168,196
Carrefour SA	473,737	7,371,217
Compagnie de St. Gobain (a)	445,835	17,366,845
Credit Agricole SA (a)	1,035,802	8,193,755
Danone SA	151,393	8,397,048
Eiffage SA (a)	67,464	4,896,604
ENGIE (a)	1,450,767	17,546,868
Faurecia SA (a)	60,762	2,302,741
Klepierre SA (b)	166,444	2,108,108
Michelin CGDE Series B	146,946	15,854,471
Orange SA	1,664,348	18,689,998
Peugeot Citroen SA	524,263	9,421,294
Publicis Groupe SA	182,426	6,331,381
Rexel SA	194,596	2,046,072
Sanofi SA	656,680	59,293,867
Societe Generale Series A	643,379	8,742,175
Thales SA	86,383	5,621,861
Total SA	1,672,054	50,657,760
Valeo SA	196,062	5,930,083
VINCI SA	414,803	32,763,270

TOTAL FRANCE		344,547,005

Germany - 9.0%
Bayer AG	801,722	37,673,352
Bayerische Motoren Werke AG (BMW)	295,344	20,184,300
Continental AG	88,138	9,364,746
Daimler AG (Germany)	680,985	35,214,047
Deutsche Lufthansa AG (a)(b)	243,899	2,094,068
Deutsche Telekom AG	2,245,489	34,128,618
Fresenius Medical Care AG & Co. KGaA	172,947	13,206,607
Fresenius SE & Co. KGaA	334,208	12,393,253
HeidelbergCement AG	119,821	6,854,673
Infineon Technologies AG	367,854	10,241,491
Merck KGaA	105,470	15,618,551
ProSiebenSat.1 Media AG	173,030	1,930,556
Rheinmetall AG	35,547	2,595,768
Uniper SE	80,635	2,409,770

TOTAL GERMANY		203,909,800

Hong Kong - 1.7%
BOC Hong Kong (Holdings) Ltd.	2,933,500	8,135,472
Fosun International Ltd.	2,011,500	2,423,400
Henderson Land Development Co. Ltd.	1,105,930	3,906,236
New World Development Co. Ltd.	1,165,200	5,546,066
Sun Hung Kai Properties Ltd.	1,253,500	16,134,826
Swire Pacific Ltd. (A Shares)	532,500	2,428,306

TOTAL HONG KONG		38,574,306

Italy - 1.8%
Atlantia SpA (a)	410,721	6,292,644
Banco BPM SpA	1,236,488	2,233,557
Eni SpA	2,076,013	14,542,569
Telecom Italia SpA	14,418,618	4,897,618
UniCredit SpA	1,724,194	12,853,736

TOTAL ITALY		40,820,124

Japan - 29.2%
Agc, Inc.	185,600	5,795,538
Aisin Seiki Co. Ltd.	149,100	4,517,444
Alfresa Holdings Corp.	172,600	3,160,296
Alps Electric Co. Ltd.	166,400	2,400,710
Asahi Group Holdings	374,900	11,602,082
Bridgestone Corp.	500,900	16,326,843
Brother Industries Ltd.	214,000	3,306,768
Canon, Inc.	870,800	15,157,323
Central Japan Railway Co.	168,100	20,326,493
Chubu Electric Power Co., Inc.	587,600	6,582,184
Dai Nippon Printing Co. Ltd.	230,200	4,288,494
Electric Power Development Co. Ltd.	141,900	1,917,729
Fujifilm Holdings Corp.	327,600	16,705,165
Fukuoka Financial Group, Inc.	156,000	2,609,466
Haseko Corp.	203,700	2,442,189
Hitachi Ltd.	789,900	26,623,023
Honda Motor Co. Ltd.	1,404,300	33,215,831
Iida Group Holdings Co. Ltd.	151,400	2,739,148
INPEX Corp.	883,100	4,188,014
Isuzu Motors Ltd.	505,400	4,100,560
Itochu Corp.	1,151,100	27,647,719
Japan Post Holdings Co. Ltd.	1,211,900	8,315,388
Japan Tobacco, Inc.	897,700	16,901,157
JGC Corp.	211,500	1,739,032
Kajima Corp.	405,500	4,332,944
Kansai Electric Power Co., Inc.	674,100	6,134,566
KDDI Corp.	802,300	21,706,220
Kyocera Corp.	227,000	12,501,457
Marubeni Corp.	1,347,400	7,035,058
Medipal Holdings Corp.	171,600	3,058,924
Mitsubishi Chemical Holdings Corp.	1,155,500	6,503,337
Mitsubishi Corp.	1,151,800	25,698,242
Mitsubishi Heavy Industries Ltd.	275,300	5,914,885
Mitsubishi UFJ Financial Group, Inc.	9,300,600	36,662,078
Mitsui & Co. Ltd.	1,331,200	20,851,244
NEC Corp.	222,700	11,217,442
Nippon Telegraph & Telephone Corp.	1,050,500	22,098,157
Obayashi Corp.	588,800	4,927,279
Oji Holdings Corp.	827,800	3,488,697
ORIX Corp.	1,072,300	12,540,803
Osaka Gas Co. Ltd.	340,000	6,456,677
Otsuka Holdings Co. Ltd.	455,200	16,859,038
Panasonic Corp.	1,902,000	17,569,783
Resona Holdings, Inc.	1,785,300	5,886,089
Ricoh Co. Ltd.	559,300	3,673,045
Seiko Epson Corp.	267,400	3,105,503
Sekisui House Ltd.	530,800	8,818,347
Seven & i Holdings Co. Ltd.	651,100	19,789,978
SHIMIZU Corp.	572,700	3,976,459
Shionogi & Co. Ltd.	228,800	10,792,484
Showa Denko K.K.	122,200	2,077,849
Subaru Corp.	502,200	9,216,868
Sumitomo Corp.	970,100	10,613,453
Sumitomo Electric Industries Ltd.	647,900	7,152,867
Sumitomo Forestry Co. Ltd.	140,200	2,208,511
Sumitomo Heavy Industries Ltd.	100,300	2,149,759
Sumitomo Mitsui Financial Group, Inc.	1,121,300	31,039,719
Suzuken Co. Ltd.	64,900	2,342,933
Taiheiyo Cement Corp.	103,800	2,436,401
Taisei Corp.	172,200	5,358,507
Teijin Ltd.	161,500	2,473,851
Tohoku Electric Power Co., Inc.	410,400	3,620,996
Tokyo Gas Co. Ltd.	314,100	7,117,362
Toppan Printing Co. Ltd.	285,400	3,629,262
Tosoh Corp.	265,300	4,300,416
Toyota Industries Corp.	167,500	10,824,417
Toyota Tsusho Corp.	193,600	5,402,470
Yamaha Motor Co. Ltd.	257,200	3,677,452

TOTAL JAPAN		659,850,425

Luxembourg - 0.7%
ArcelorMittal SA (Netherlands) (a)	563,812	7,651,212
Aroundtown SA	977,965	4,689,209
SES SA (France) (depositary receipt)	312,927	2,497,943

TOTAL LUXEMBOURG		14,838,364

Netherlands - 4.4%
ABN AMRO Group NV GDR (a)(c)	337,525	2,769,772
AEGON NV	1,145,825	3,082,290
ASM International NV (Netherlands)	31,697	4,533,274
ASR Nederland NV	115,065	3,497,673
EXOR NV	92,436	4,801,439
Fiat Chrysler Automobiles NV (Italy)	897,876	11,023,888
Heineken Holding NV	82,268	6,357,221
ING Groep NV (Certificaten Van Aandelen)	3,179,765	21,780,505
Koninklijke Ahold Delhaize NV	898,264	24,678,989
NN Group NV	261,359	9,113,489
Philips Lighting NV (a)(c)	104,737	3,731,428
Randstad NV	101,530	5,073,975

TOTAL NETHERLANDS		100,443,943

Singapore - 1.9%
CapitaLand Ltd.	2,034,100	3,827,744
Genting Singapore Ltd.	4,624,600	2,183,812
Oversea-Chinese Banking Corp. Ltd.	3,233,984	19,946,395
United Overseas Bank Ltd.	1,171,600	16,278,738

TOTAL SINGAPORE		42,236,689

Spain - 3.1%
ACS Actividades de Construccion y Servicios SA	223,405	5,310,498
Banco Bilbao Vizcaya Argentaria SA	5,441,434	15,699,374
Banco Santander SA (Spain)	13,561,474	27,157,625
Gas Natural SDG SA	281,088	5,221,538
International Consolidated Airlines Group SA CDI	2,032,037	2,538,787
Telefonica SA	4,130,936	13,438,064

TOTAL SPAIN		69,365,886

Sweden - 1.2%
SSAB Svenskt Stal AB (A Shares)	680,657	1,979,615
Volvo AB (B Shares)	1,290,174	25,104,921

TOTAL SWEDEN		27,084,536

Switzerland - 5.6%
Adecco SA (Reg.)	133,299	6,541,747
Credit Suisse Group AG	1,897,647	17,897,429
LafargeHolcim Ltd. (Reg.)	417,190	17,903,295
Nestle SA (Reg. S)	77,776	8,748,084
Novartis AG	866,519	67,521,398
Swatch Group AG (Bearer)	32,840	6,946,200

TOTAL SWITZERLAND		125,558,153

United Kingdom - 14.4%
Anglo American PLC (United Kingdom)	1,112,394	26,101,320
Aviva PLC	3,212,437	10,715,330
BAE Systems PLC	2,632,510	13,532,138
Barclays PLC (a)	13,299,720	18,434,410
Barratt Developments PLC	830,696	5,192,504
Bellway PLC	100,122	3,028,683
BHP Billiton PLC	1,723,590	33,390,005
BP PLC	10,134,631	25,850,249
British American Tobacco PLC (United Kingdom)	1,708,641	54,156,052
BT Group PLC	7,158,488	9,403,655
Centrica PLC	4,757,333	2,291,450
Dialog Semiconductor PLC (a)	55,205	2,107,574
GlaxoSmithKline PLC	789,841	13,189,157
Imperial Brands PLC	774,769	12,285,450
ITV PLC	2,956,498	2,763,065
J Sainsbury PLC	1,407,574	3,676,200
Kingfisher PLC	1,739,269	6,468,321
Lloyds Banking Group PLC	57,265,767	20,850,875
M&G PLC	2,110,219	4,009,101
Meggitt PLC	633,034	2,241,321
Royal Bank of Scotland Group PLC	3,749,541	6,033,053
Royal Mail PLC	816,066	2,399,875
Standard Chartered PLC (United Kingdom)	2,163,547	9,860,515
Taylor Wimpey PLC	2,974,076	4,076,385
Vodafone Group PLC	21,866,501	29,169,237
WM Morrison Supermarkets PLC	1,952,856	4,121,248

TOTAL UNITED KINGDOM		325,347,173

TOTAL COMMON STOCKS
(Cost $2,524,197,553)		2,241,400,393
	Principal Amount	Value

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.13% 11/5/20 (Cost $329,995)(d)	330,000	329,998
	Shares	Value

Money Market Funds - 0.2%
Fidelity Cash Central Fund 0.10% (e)	1,325,585	1,325,850
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	4,084,878	4,085,287
TOTAL MONEY MARKET FUNDS
(Cost $5,411,137)		5,411,137
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $2,529,938,685)		2,247,141,528
NET OTHER ASSETS (LIABILITIES) - 0.5%		11,255,364
NET ASSETS - 100%		$2,258,396,892

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	190	Dec. 2020	$16,947,050	$(512,677)	$(512,677)

The notional amount of futures purchased as a percentage of Net Assets is 0.8%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,501,200 or 0.3% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $329,998.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$141,386
Fidelity Securities Lending Cash Central Fund	122,852
Total	$264,238

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$175,080,147	$22,926,600	$152,153,547	$--
Consumer Discretionary	266,464,417	125,637,278	140,827,139	--
Consumer Staples	213,822,256	58,490,325	155,331,931	--
Energy	97,934,787	2,696,195	95,238,592	--
Financials	395,181,648	76,765,068	318,416,580	--
Health Care	255,109,860	28,011,804	227,098,056	--
Industrials	346,371,633	92,870,088	253,501,545	--
Information Technology	156,462,022	36,037,144	120,424,878	--
Materials	213,186,511	65,329,591	147,856,920	--
Real Estate	51,349,410	21,556,289	29,793,121	--
Utilities	70,437,702	34,151,238	36,286,464	--
Government Obligations	329,998	--	329,998	--
Money Market Funds	5,411,137	5,411,137	--	--
Total Investments in Securities:	$2,247,141,528	$569,882,757	$1,677,258,771	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(512,677)	$(512,677)	$--	$--
Total Liabilities	$(512,677)	$(512,677)	$--	$--
Total Derivative Instruments:	$(512,677)	$(512,677)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(512,677)
Total Equity Risk	0	(512,677)
Total Value of Derivatives	$0	$(512,677)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $3,945,989) — See accompanying schedule: Unaffiliated issuers (cost $2,524,527,548)	$2,241,730,391
Fidelity Central Funds (cost $5,411,137)	5,411,137
Total Investment in Securities (cost $2,529,938,685)		$2,247,141,528
Segregated cash with brokers for derivative instruments		1,170,213
Foreign currency held at value (cost $4,617,613)		4,577,042
Receivable for investments sold		7,715
Receivable for fund shares sold		1,202,551
Dividends receivable		10,896,983
Distributions receivable from Fidelity Central Funds		7,509
Prepaid expenses		2,482
Total assets		2,265,006,023
Liabilities
Payable for investments purchased	$886,947
Payable for fund shares redeemed	973,858
Accrued management fee	278,534
Payable for daily variation margin on futures contracts	96,220
Other payables and accrued expenses	288,285
Collateral on securities loaned	4,085,287
Total liabilities		6,609,131
Net Assets		$2,258,396,892
Net Assets consist of:
Paid in capital		$2,629,979,871
Total accumulated earnings (loss)		(371,582,979)
Net Assets		$2,258,396,892
Net Asset Value, offering price and redemption price per share ($2,258,396,892 ÷ 315,473,509 shares)		$7.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends:
Unaffiliated issuers		$50,712,908
Interest		7,645
Income from Fidelity Central Funds (including $122,852 from security lending)		264,238
Income before foreign taxes withheld		50,984,791
Less foreign taxes withheld		(3,770,868)
Total income		47,213,923
Expenses
Management fee	$2,181,422
Custodian fees and expenses	180,344
Independent trustees' fees and expenses	4,278
Registration fees	235,748
Audit	52,836
Legal	1,536
Miscellaneous	6,454
Total expenses		2,662,618
Net investment income (loss)		44,551,305
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(104,854,420)
Fidelity Central Funds	3,087
Foreign currency transactions	(1,493,800)
Futures contracts	(895,557)
Total net realized gain (loss)		(107,240,690)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(250,408,775)
Assets and liabilities in foreign currencies	50,702
Futures contracts	(1,049,688)
Total change in net unrealized appreciation (depreciation)		(251,407,761)
Net gain (loss)		(358,648,451)
Net increase (decrease) in net assets resulting from operations		$(314,097,146)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$44,551,305	$28,130,671
Net realized gain (loss)	(107,240,690)	(11,304,633)
Change in net unrealized appreciation (depreciation)	(251,407,761)	26,362,202
Net increase (decrease) in net assets resulting from operations	(314,097,146)	43,188,240
Distributions to shareholders	(36,928,070)	(10,128,476)
Share transactions
Proceeds from sales of shares	1,592,051,086	518,943,553
Reinvestment of distributions	36,648,189	10,128,476
Cost of shares redeemed	(55,809,660)	(1,108,471)
Net increase (decrease) in net assets resulting from share transactions	1,572,889,615	527,963,558
Total increase (decrease) in net assets	1,221,864,399	561,023,322
Net Assets
Beginning of period	1,036,532,493	475,509,171
End of period	$2,258,396,892	$1,036,532,493
Other Information
Shares
Sold	206,311,318	58,479,530
Issued in reinvestment of distributions	4,018,442	1,207,208
Redeemed	(7,648,317)	(128,594)
Net increase (decrease)	202,681,443	59,558,144

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International Value Index Fund

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.19	$8.93	$10.00
Income from Investment Operations
Net investment income (loss)B	.24	.37	.28
Net realized and unrealized gain (loss)	(1.95)	.07	(1.34)
Total from investment operations	(1.71)	.44	(1.06)
Distributions from net investment income	(.32)	(.18)	(.01)
Distributions from net realized gain	–	–C	–
Total distributions	(.32)	(.18)	(.01)
Net asset value, end of period	$7.16	$9.19	$8.93
Total ReturnD,E	(19.36)%	5.12%	(10.64)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.18%	.26%	.37%H
Expenses net of fee waivers, if any	.18%	.20%	.20%H
Expenses net of all reductions	.18%	.20%	.20%H
Net investment income (loss)	3.04%	4.22%	3.32%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,258,397	$1,036,532	$475,509
Portfolio turnover rateI	57%	59%	54%H

 A For the period December 19, 2017 (commencement of operations) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity SAI International Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$67,578,036
Gross unrealized depreciation	(390,149,405)
Net unrealized appreciation (depreciation)	$(322,571,369)
Tax Cost	$2,569,712,897

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$39,150,565
Capital loss carryforward	$(88,253,291)
Net unrealized appreciation (depreciation) on securities and other investments	$(322,480,254)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(25,198,274)
Long-term	(63,055,017)
Total capital loss carryforward	$(88,253,291)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$36,928,070	$ 10,128,476

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, and U.S. government securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Value Index Fund	2,392,784,982	815,902,651

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity SAI International Value Index Fund	$3,123

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Value Index Fund	$–	$–	$–

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 81% of the total outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Value Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Value Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2020 and for the period December 19, 2017 (commencement of operations) through October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the two years in the period ended October 31, 2020 and for the period December 19, 2017 (commencement of operations) through October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity SAI International Value Index Fund	.18%
Actual		$1,000.00	$1,021.40	$.91
Hypothetical-C		$1,000.00	$1,024.23	$.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 90% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.2713 and $.0239 for the dividend paid December 9, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International Value Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's and Geode's investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period. Due to the characteristics of the fund, no peer group performance information was considered by the Board. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity SAI International Value Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2019.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.20% through February 28, 2021.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

IIV-ANN-1220
1.9885501.102

Fidelity® SAI Emerging Markets Value Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Cayman Islands	20.5%
Korea (South)	13.8%
Taiwan	12.7%
China	12.5%
India	11.6%
Brazil	4.6%
South Africa	3.5%
Hong Kong	3.3%
Saudi Arabia	2.2%
Other	15.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	7.1
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	6.7
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.1
China Construction Bank Corp. (H Shares) (China, Banks)	2.1
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.8
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Components)	1.6
Vale SA (Brazil, Metals & Mining)	1.5
China Mobile Ltd. (Hong Kong, Wireless Telecommunication Services)	1.4
Hyundai Motor Co. (Korea (South), Automobiles)	1.4
32.6

Top Market Sectors as of October 31, 2020

% of fund's net assets
Consumer Discretionary	20.1
Financials	19.5
Information Technology	18.9
Communication Services	13.8
Materials	6.5
Consumer Staples	5.0
Energy	4.5
Industrials	3.7
Health Care	3.6
Real Estate	1.9

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.1

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Bailiwick of Jersey - 0.4%
Polymetal International PLC	141,888	$3,013,662
Bermuda - 1.1%
Brilliance China Automotive Holdings Ltd.	1,970,000	1,700,006
Credicorp Ltd. (United States)	12,236	1,403,224
Haier Electronics Group Co. Ltd.	815,000	3,090,745
Kunlun Energy Co. Ltd.	2,680,000	1,728,475
Shenzhen International Holdings Ltd.	640,000	993,950

TOTAL BERMUDA		8,916,400

Brazil - 3.1%
Banco do Brasil SA	790,600	4,105,975
Brasil Foods SA (a)	486,400	1,422,423
CCR SA	774,400	1,506,166
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	229,800	1,702,089
Hypermarcas SA	267,700	1,301,655
JBS SA	660,600	2,239,244
TIM SA	537,100	1,109,218
Vale SA	1,158,000	12,219,852

TOTAL BRAZIL		25,606,622

British Virgin Islands - 0.2%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	70,275	1,844,719
Cayman Islands - 20.5%
Agile Property Holdings Ltd.	974,000	1,331,751
Alibaba Group Holding Ltd. sponsored ADR (a)	194,591	59,289,925
China Conch Venture Holdings Ltd.	1,074,500	4,774,786
China Medical System Holdings Ltd.	930,000	974,086
China Resources Cement Holdings Ltd.	1,454,000	1,898,030
Country Garden Holdings Co. Ltd.	4,326,000	5,323,449
Geely Automobile Holdings Ltd.	3,469,000	7,123,699
JD.com, Inc. sponsored ADR (a)	18,073	1,473,311
Kingboard Chemical Holdings Ltd.	453,000	1,530,938
Meituan Class B (a)	240,100	8,925,743
Momo, Inc. ADR	106,558	1,598,370
SINA Corp. (a)	40,198	1,722,484
Tencent Holdings Ltd.	737,200	56,326,248
Vipshop Holdings Ltd. ADR (a)	257,818	5,517,305
WH Group Ltd. (b)	6,338,500	4,979,228
Xinyi Glass Holdings Ltd.	1,702,000	3,727,825
YY, Inc. ADR	37,341	3,412,221
Zhen Ding Technology Holding Ltd.	394,000	1,666,399

TOTAL CAYMAN ISLANDS		171,595,798

Chile - 0.4%
Cencosud SA	776,481	1,079,422
Enersis SA	17,811,937	2,363,255

TOTAL CHILE		3,442,677

China - 12.5%
Agricultural Bank of China Ltd. (H Shares)	19,017,000	6,426,900
Anhui Conch Cement Co. Ltd. (H Shares)	246,500	1,537,346
Bank Communications Co. Ltd. (H Shares)	14,366,000	7,060,233
Bank of China Ltd. (H Shares)	36,409,000	11,500,195
China Cinda Asset Management Co. Ltd. (H Shares)	5,935,000	1,110,061
China CITIC Bank Corp. Ltd. (H Shares)	7,812,000	3,174,176
China Communications Construction Co. Ltd. (H Shares)	2,977,000	1,555,221
China Construction Bank Corp. (H Shares)	25,321,000	17,449,039
China Minsheng Banking Corp. Ltd. (H Shares)	3,920,500	2,144,201
China National Building Materials Co. Ltd. (H Shares)	2,600,000	2,981,490
China Petroleum & Chemical Corp. (H Shares)	6,210,000	2,424,825
China Railway Construction Corp. Ltd. (H Shares)	1,268,500	857,393
China Railway Group Ltd. (H Shares)	2,601,000	1,194,397
China Shenhua Energy Co. Ltd. (H Shares)	2,283,000	3,946,108
China Telecom Corp. Ltd. (H Shares)	9,338,000	2,939,016
CRRC Corp. Ltd. (H Shares)	2,940,000	1,137,698
Dongfeng Motor Group Co. Ltd. (H Shares)	1,674,000	1,176,820
Great Wall Motor Co. Ltd. (H Shares)	2,084,500	3,371,768
Guangzhou Automobile Group Co. Ltd. (H Shares)	1,898,000	1,946,353
Guangzhou R&F Properties Co. Ltd. (H Shares)	866,800	1,097,965
Industrial & Commercial Bank of China Ltd. (H Shares)	25,882,000	14,697,471
People's Insurance Co. of China Group Ltd. (H Shares)	4,755,000	1,410,706
PICC Property & Casualty Co. Ltd. (H Shares)	4,642,000	3,137,579
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	6,278,000	3,077,253
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)	567,800	878,891
Sinopharm Group Co. Ltd. (H Shares)	902,400	2,062,629
TravelSky Technology Ltd. (H Shares)	558,000	1,171,782
Weichai Power Co. Ltd. (H Shares)	1,307,000	2,468,169
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	368,100	1,130,059

TOTAL CHINA		105,065,744

Colombia - 0.2%
Grupo de Inversiones Suramerica SA	120,391	625,230
Grupo Nutresa SA	169,628	935,280

TOTAL COLOMBIA		1,560,510

Czech Republic - 0.1%
Ceske Energeticke Zavody A/S	33,389	630,781
Egypt - 0.1%
Commercial International Bank SAE	194,171	755,041
Greece - 0.1%
Jumbo SA	59,813	835,935
Hong Kong - 3.3%
China Merchants Holdings International Co. Ltd.	882,000	935,187
China Mobile Ltd.	1,966,500	12,028,177
China Overseas Land and Investment Ltd.	2,504,500	6,267,307
China Unicom Ltd.	3,910,000	2,410,084
CNOOC Ltd.	4,071,000	3,724,785
Lenovo Group Ltd.	4,202,000	2,628,791

TOTAL HONG KONG		27,994,331

Hungary - 0.2%
Richter Gedeon PLC	75,860	1,547,407
India - 11.6%
Aurobindo Pharma Ltd.	188,876	1,956,666
Bharti Infratel Ltd.	572,362	1,423,632
Cipla Ltd.	340,667	3,445,747
Coal India Ltd.	1,201,988	1,839,253
Dr. Reddy's Laboratories Ltd.	62,756	4,109,321
Dr. Reddy's Laboratories Ltd. sponsored ADR	19,368	1,255,240
GAIL India Ltd.	1,213,647	1,378,627
HCL Technologies Ltd.	729,358	8,249,094
HDFC Bank Ltd. (a)	31,071	493,257
Hero Motocorp Ltd.	71,314	2,674,536
Hindalco Industries Ltd.	980,130	2,248,103
Hindustan Unilever Ltd.	132,564	3,684,538
Infosys Ltd.	794,419	11,314,205
Infosys Ltd. sponsored ADR	354,889	5,064,266
ITC Ltd.	1,964,502	4,364,072
JSW Steel Ltd.	682,135	2,831,882
Lupin Ltd. (a)	160,893	1,961,321
Mahindra & Mahindra Ltd.	443,650	3,530,605
Maruti Suzuki India Ltd.	88,071	8,222,866
NTPC Ltd.	2,259,243	2,653,693
Oil & Natural Gas Corp. Ltd.	2,113,941	1,839,798
Piramal Enterprises Ltd.	80,168	1,355,783
Power Finance Corp. Ltd.	728,336	850,572
Rec Ltd.	624,490	861,059
Reliance Industries Ltd.	138,477	3,816,457
Sun Pharmaceutical Industries Ltd.	725,627	4,530,075
Tata Motors Ltd. (a)	956,209	1,690,366
Tata Motors Ltd. sponsored ADR (a)	58,200	510,414
Tech Mahindra Ltd.	336,972	3,688,385
Vedanta Ltd.	817,285	1,050,911
Vedanta Ltd. sponsored ADR	100,389	513,992
Wipro Ltd.	921,623	4,201,470

TOTAL INDIA		97,610,206

Indonesia - 1.3%
PT Astra International Tbk	13,363,500	4,879,991
PT Bank Negara Indonesia (Persero) Tbk	4,930,600	1,568,665
PT Indofood Sukses Makmur Tbk	2,893,600	1,370,723
PT Telekomunikasi Indonesia Tbk Series B	15,134,100	2,679,644

TOTAL INDONESIA		10,499,023

Korea (South) - 13.8%
Daelim Industrial Co.	18,257	1,259,063
GS Engineering & Construction Corp.	49,014	1,160,420
Hana Financial Group, Inc.	201,937	5,442,851
Hankook Tire Co. Ltd.	53,323	1,490,525
Hyundai Mobis	45,383	9,073,154
Hyundai Motor Co.	79,704	11,641,162
Industrial Bank of Korea	187,778	1,360,393
KB Financial Group, Inc.	262,846	9,381,322
Kia Motors Corp.	179,907	8,050,976
LG Electronics, Inc.	72,607	5,385,724
POSCO	47,475	8,744,855
Samsung Electronics Co. Ltd.	819,492	41,101,905
Shinhan Financial Group Co. Ltd.	316,239	8,561,460
Woori Financial Group, Inc.	335,356	2,642,033

TOTAL KOREA (SOUTH)		115,295,843

Kuwait - 0.6%
Agility Public Warehousing Co. KSC	767,473	1,671,475
Kuwait Finance House KSCP	307,504	665,689
Mobile Telecommunication Co.	1,408,360	2,698,819

TOTAL KUWAIT		5,035,983

Malaysia - 1.8%
AMMB Holdings Bhd	1,279,000	878,053
Bumiputra-Commerce Holdings Bhd	4,473,100	3,175,838
Genting Bhd	1,565,300	1,116,244
Genting Malaysia Bhd	2,047,000	985,929
IHH Healthcare Bhd	2,120,800	2,539,270
MISC Bhd	899,900	1,428,018
PPB Group Bhd	477,900	2,164,201
RHB Capital Bhd	1,982,300	2,018,241
Sime Darby Bhd	1,782,200	1,034,115

TOTAL MALAYSIA		15,339,909

Mexico - 1.5%
America Movil S.A.B. de CV Series L	13,154,400	8,006,190
CEMEX S.A.B. de CV unit	10,096,900	4,169,853

TOTAL MEXICO		12,176,043

Netherlands - 0.3%
X5 Retail Group NV GDR (Reg. S)	74,843	2,629,983
Philippines - 0.7%
Ayala Corp.	168,360	2,645,323
JG Summit Holdings, Inc.	1,374,870	1,817,926
Universal Robina Corp.	529,040	1,499,950

TOTAL PHILIPPINES		5,963,199

Poland - 0.5%
KGHM Polska Miedz SA (Bearer) (a)	71,465	2,132,974
Polski Koncern Naftowy Orlen SA	195,898	1,885,443

TOTAL POLAND		4,018,417

Qatar - 0.8%
Ooredoo QSC	509,981	928,639
Qatar National Bank SAQ	1,245,299	6,053,774

TOTAL QATAR		6,982,413

Russia - 1.8%
Gazprom OAO	3,769,870	7,345,126
Inter Rao Ues JSC	23,861,000	1,526,984
Surgutneftegas OJSC	11,344,100	4,705,066
VTB Bank OJSC	3,409,170,016	1,405,186

TOTAL RUSSIA		14,982,362

Saudi Arabia - 2.2%
SABIC	176,518	4,236,093
Samba Financial Group	545,438	4,014,103
Saudi Telecom Co.	367,308	9,764,714

TOTAL SAUDI ARABIA		18,014,910

Singapore - 0.1%
Yangzijiang Shipbuilding Holdings Ltd.	1,646,700	1,108,639
South Africa - 3.5%
Absa Group Ltd.	484,951	2,606,849
Aspen Pharmacare Holdings Ltd. (a)	257,663	1,677,909
Life Healthcare Group Holdings Ltd.	983,701	983,581
Mr Price Group Ltd.	172,181	1,302,546
MTN Group Ltd.	1,153,167	4,117,398
Naspers Ltd. Class N	42,046	8,208,538
Nedbank Group Ltd.	256,887	1,519,642
Sasol Ltd. (a)	385,598	2,013,680
Sibanye Stillwater Ltd.	1,431,520	4,221,152
Spar Group Ltd.	129,414	1,371,930
Tiger Brands Ltd.	119,947	1,492,524

TOTAL SOUTH AFRICA		29,515,749

Taiwan - 12.7%
ASUSTeK Computer, Inc.	469,000	3,975,410
Catcher Technology Co. Ltd.	518,000	3,268,167
Cathay Financial Holding Co. Ltd.	5,443,000	7,305,785
Far Eastern Textile Ltd.	2,591,000	2,332,072
Foxconn Technology Co. Ltd.	666,000	1,166,297
Fubon Financial Holding Co. Ltd.	4,885,000	6,949,544
GlobalWafers Co. Ltd.	144,000	2,088,853
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,835,000	13,097,714
Innolux Corp.	6,010,000	2,081,831
Lite-On Technology Corp.	1,438,000	2,339,785
Nanya Technology Corp.	766,000	1,547,583
Pegatron Corp.	1,387,000	2,981,597
Pou Chen Corp.	1,706,000	1,502,716
Powertech Technology, Inc.	524,000	1,545,863
Radiant Opto-Electronics Corp.	313,000	1,230,819
Shin Kong Financial Holding Co. Ltd.	7,907,000	2,199,997
Sino-American Silicon Products, Inc.	355,000	1,235,905
Taiwan Semiconductor Manufacturing Co. Ltd.	2,282,000	34,519,281
Unified-President Enterprises Corp.	3,437,000	7,364,399
United Microelectronics Corp.	7,150,000	7,682,990

TOTAL TAIWAN		106,416,608

Thailand - 1.3%
Bangkok Dusit Medical Services PCL	131,800	73,946
Bangkok Dusit Medical Services PCL:
unit	29,300	16,439
(For. Reg.)	617,500	346,448
Charoen Pokphand Foods PCL	272,400	220,482
Charoen Pokphand Foods PCL:
unit	366,100	296,324
(For. Reg.)	1,676,500	1,356,970
Kasikornbank PCL	100,400	245,119
Kasikornbank PCL:
NVDR	116,800	285,203
(For. Reg.)	563,300	1,357,218
PTT Exploration and Production PCL	105,300	266,049
PTT Exploration and Production PCL:
(For. Reg.)	561,000	1,417,412
NVDR	128,000	323,402
Siam Commercial Bank PCL	82,100	170,929
Siam Commercial Bank PCL:
unit	193,000	401,819
(For. Reg.)	750,300	1,562,097
Thai Beverage PCL	6,267,800	2,665,497

TOTAL THAILAND		11,005,354

Turkey - 0.2%
Koc Holding A/S	733,730	1,239,885
Turkcell Iletisim Hizmet A/S	412,320	718,405

TOTAL TURKEY		1,958,290

United Arab Emirates - 0.5%
Dubai Islamic Bank Pakistan Ltd.	625,896	708,854
Emaar Properties PJSC (a)	2,329,221	1,693,103
Emirates NBD Bank PJSC	839,173	2,170,383

TOTAL UNITED ARAB EMIRATES		4,572,340

United Kingdom - 0.1%
Mediclinic International PLC	322,426	1,169,100
TOTAL COMMON STOCKS
(Cost $785,505,059)		817,103,998

Nonconvertible Preferred Stocks - 1.7%
Brazil - 1.5%
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	378,000	2,041,534
Itausa-Investimentos Itau SA (PN)	3,008,800	4,766,509
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	1,086,900	3,587,673
Telefonica Brasil SA	297,700	2,207,088

TOTAL BRAZIL		12,602,804

Russia - 0.2%
AK Transneft OAO	1,046	1,739,301
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $16,911,923)		14,342,105

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.10% (c)
(Cost $10,264,097)	10,262,044	10,264,097
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $812,681,079)		841,710,200
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(3,561,821)
NET ASSETS - 100%		$838,148,379

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	112	Dec. 2020	$6,170,640	$(33,569)	$(33,569)

The notional amount of futures purchased as a percentage of Net Assets is 0.7%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,056,481 or 1.0% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,842
Total	$4,842

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$115,935,066	$36,949,883	$78,985,183	$--
Consumer Discretionary	168,445,727	100,192,565	68,253,162	--
Consumer Staples	41,137,190	20,649,979	20,487,211	--
Energy	38,860,698	15,863,591	22,997,107	--
Financials	159,699,728	70,670,403	89,029,325	--
Health Care	32,185,514	8,019,908	24,165,606	--
Industrials	32,249,962	21,796,458	10,453,504	--
Information Technology	159,379,330	48,622,000	110,757,330	--
Materials	53,813,875	32,703,292	21,110,583	--
Real Estate	15,713,575	15,713,575	--	--
Utilities	14,025,438	9,993,118	4,032,320	--
Money Market Funds	10,264,097	10,264,097	--	--
Total Investments in Securities:	$841,710,200	$391,438,869	$450,271,331	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(33,569)	$(33,569)	$--	$--
Total Liabilities	$(33,569)	$(33,569)	$--	$--
Total Derivative Instruments:	$(33,569)	$(33,569)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(33,569)
Total Equity Risk	0	(33,569)
Total Value of Derivatives	$0	$(33,569)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $802,416,982)	$831,446,103
Fidelity Central Funds (cost $10,264,097)	10,264,097
Total Investment in Securities (cost $812,681,079)		$841,710,200
Segregated cash with brokers for derivative instruments		982,620
Cash		10,204
Foreign currency held at value (cost $1,875,276)		1,869,550
Receivable for fund shares sold		5,000,000
Dividends receivable		938,942
Distributions receivable from Fidelity Central Funds		792
Prepaid expenses		13,066
Receivable from investment adviser for expense reductions		2,168
Total assets		850,527,542
Liabilities
Payable for investments purchased	$11,001,977
Accrued management fee	94,196
Payable for daily variation margin on futures contracts	129,238
Other payables and accrued expenses	1,153,752
Total liabilities		12,379,163
Net Assets		$838,148,379
Net Assets consist of:
Paid in capital		$804,468,082
Total accumulated earnings (loss)		33,680,297
Net Assets		$838,148,379
Net Asset Value, offering price and redemption price per share ($838,148,379 ÷ 71,154,677 shares)		$11.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period May 12, 2020 (commencement of operations) to October 31, 2020
Investment Income
Dividends		$9,832,593
Income from Fidelity Central Funds		4,842
Income before foreign taxes withheld		9,837,435
Less foreign taxes withheld		(1,261,392)
Total income		8,576,043
Expenses
Management fee	$346,954
Custodian fees and expenses	178,778
Independent trustees' fees and expenses	440
Registration fees	87,170
Audit	38,501
Legal	6
Interest	252
Miscellaneous	457
Total expenses before reductions	652,558
Expense reductions	(62,013)
Total expenses after reductions		590,545
Net investment income (loss)		7,985,498
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $60,160)	(2,727,791)
Fidelity Central Funds	331
Foreign currency transactions	(840,097)
Futures contracts	1,188,466
Total net realized gain (loss)		(2,379,091)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $879,317)	28,149,804
Assets and liabilities in foreign currencies	7,727
Futures contracts	(33,569)
Total change in net unrealized appreciation (depreciation)		28,123,962
Net gain (loss)		25,744,871
Net increase (decrease) in net assets resulting from operations		$33,730,369

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period May 12, 2020 (commencement of operations) to October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,985,498
Net realized gain (loss)	(2,379,091)
Change in net unrealized appreciation (depreciation)	28,123,962
Net increase (decrease) in net assets resulting from operations	33,730,369
Share transactions
Proceeds from sales of shares	809,000,278
Cost of shares redeemed	(4,582,268)
Net increase (decrease) in net assets resulting from share transactions	804,418,010
Total increase (decrease) in net assets	838,148,379
Net Assets
Beginning of period	–
End of period	$838,148,379
Other Information
Shares
Sold	71,553,833
Redeemed	(399,156)
Net increase (decrease)	71,154,677

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Emerging Markets Value Index Fund

Years ended October 31,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.19
Net realized and unrealized gain (loss)	1.59
Total from investment operations	1.78
Net asset value, end of period	$11.78
Total ReturnC,D	17.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	.27%G,H
Expenses net of fee waivers, if any	.25%G
Expenses net of all reductions	.25%G
Net investment income (loss)	3.43%G
Supplemental Data
Net assets, end of period (000 omitted)	$838,148
Portfolio turnover rateI	17%J

 A For the period May 12, 2020 (commencement of operations) to October 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity SAI Emerging Markets Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$71,547,571
Gross unrealized depreciation	(47,405,035)
Net unrealized appreciation (depreciation)	$24,142,536
Tax Cost	$817,567,664

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,847,760
Undistributed long-term capital gain	$562,366
Net unrealized appreciation (depreciation) on securities and other investments	$24,149,488

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Emerging Markets Value Index Fund	898,810,599	92,903,289

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Value Index Fund	Borrower	$5,532,200.33%		$252

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through February 28, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $62,013.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Emerging Markets Fund and Strategic Advisers Fidelity Emerging Markets Fund were the owners of record of approximately 32% and 68%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 100% of the total outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Emerging Markets Value Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Emerging Markets Value Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 12, 2020 (commencement of operations) through October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the period May 12, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 12, 2020 to October 31, 2020). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2020	Expenses Paid During Period
Fidelity SAI Emerging Markets Value Index Fund	.25%
Actual		$1,000.00	$1,178.00	$1.29-B
Hypothetical-C		$1,000.00	$1,023.88	$1.27-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 173/366 (to reflect the period May 12, 2020 to October 31, 2020).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Emerging Markets Value Index Fund voted to pay on December 14, 2020, to shareholders of record at the opening of business on December 11, 2020, a distribution of $0.023 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.17 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2020, $562,366, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Emerging Markets Value Index Fund

At its January 2020 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (together, the Advisory Contracts) with Geode Capital Management, LLC (Geode) for the fund. FMR and the sub-adviser are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers, and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in managing equity index funds, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable.

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed a certain limit. The Board noted that the projected total expense ratio of the fund (after taking into account its contractual expense cap) is less than a basis point above its competitive fund median, with many of its competitive funds consisting of traditional market-cap-weighted developed market index funds.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

EMV-ANN-1220
1.9900583.100

Fidelity® SAI International Momentum Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	28.7%
Switzerland	13.3%
United Kingdom	11.5%
France	7.9%
Denmark	7.1%
Germany	6.5%
Australia	4.7%
Netherlands	3.7%
Sweden	3.5%
Other	13.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	4.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.3
Sony Corp. (Japan, Household Durables)	2.9
Air Liquide SA (France, Chemicals)	2.3
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.3
Iberdrola SA (Spain, Electric Utilities)	2.2
L'Oreal SA (France, Personal Products)	2.1
Hong Kong Exchanges and Clearing Ltd. (Hong Kong, Capital Markets)	2.1
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.0
Lonza Group AG (Switzerland, Life Sciences Tools & Services)	1.6
24.9

Top Market Sectors as of October 31, 2020

% of fund's net assets
Health Care	15.5
Industrials	14.5
Consumer Staples	12.8
Financials	12.4
Consumer Discretionary	10.3
Information Technology	10.3
Materials	8.6
Communication Services	6.5
Utilities	5.2
Real Estate	2.2

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Australia - 4.7%
Afterpay Ltd. (a)	30,715	$2,091,356
Ansell Ltd.	17,188	486,026
Dominos Pizza Enterprises Ltd.	8,443	502,879
Fortescue Metals Group Ltd.	222,341	2,720,006
JB Hi-Fi Ltd.	15,365	513,429
Macquarie Group Ltd.	35,042	3,124,343
Magellan Financial Group Ltd.	15,010	581,766
Mineral Resources Ltd.	22,186	389,582
NEXTDC Ltd. (a)	60,158	538,646
OZ Minerals Ltd.	43,432	453,707
Santos Ltd.	206,771	687,387
Saracen Mineral Holdings Ltd. (a)	143,384	573,023
Sonic Healthcare Ltd.	63,618	1,558,198
Woolworths Group Ltd.	128,969	3,469,305

TOTAL AUSTRALIA		17,689,653

Bailiwick of Jersey - 0.8%
Centamin PLC	154,123	247,486
Ferguson PLC	29,240	2,904,145

TOTAL BAILIWICK OF JERSEY		3,151,631

Denmark - 7.1%
Ambu A/S Series B	21,930	664,727
Carlsberg A/S Series B	11,826	1,496,751
Christian Hansen Holding A/S	12,406	1,249,528
DSV Panalpina A/S	27,373	4,432,268
Genmab A/S (a)	8,448	2,813,797
GN Store Nord A/S	10,770	774,557
Netcompany Group A/S (a)(b)	4,414	366,682
Novo Nordisk A/S Series B	115,236	7,348,100
ORSTED A/S (b)	20,677	3,281,730
Royal Unibrew A/S	4,365	426,257
Vestas Wind Systems A/S	20,966	3,597,011

TOTAL DENMARK		26,451,408

Finland - 1.9%
Kone OYJ (B Shares)	53,343	4,245,686
Neste Oyj	54,799	2,851,552

TOTAL FINLAND		7,097,238

France - 7.9%
Air Liquide SA	57,964	8,472,225
Alstom SA (a)	17,350	775,188
bioMerieux SA	5,541	824,735
Dassault Systemes SA	13,288	2,267,989
Eiffage SA (a)	10,132	735,391
Iliad SA	2,045	395,364
L'Oreal SA	24,362	7,873,446
LVMH Moet Hennessy Louis Vuitton SE	7,804	3,658,107
Sartorius Stedim Biotech	3,206	1,215,747
SR Teleperformance SA	7,454	2,237,171
Worldline SA (a)(b)	12,237	906,986

TOTAL FRANCE		29,362,349

Germany - 6.5%
Allianz SE	27,556	4,847,983
Bechtle AG	3,551	609,185
Deutsche Borse AG	18,689	2,750,152
Hannover Reuck SE	7,671	1,114,074
HelloFresh AG (a)	18,438	986,078
LEG Immobilien AG	7,666	1,035,851
Merck KGaA	4,635	686,375
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	18,209	4,258,388
Puma AG	9,662	844,414
Scout24 AG (b)	12,871	1,036,573
TeamViewer AG (a)(b)	16,102	708,871
Vonovia SE	49,779	3,178,196
Zalando SE (a)(b)	22,102	2,063,921

TOTAL GERMANY		24,120,061

Hong Kong - 2.9%
Hong Kong Exchanges and Clearing Ltd.	159,400	7,611,723
Techtronic Industries Co. Ltd.	230,500	3,074,324

TOTAL HONG KONG		10,686,047

Ireland - 0.8%
James Hardie Industries PLC CDI	56,401	1,369,410
Kingspan Group PLC (Ireland)	20,641	1,799,360

TOTAL IRELAND		3,168,770

Italy - 1.6%
DiaSorin S.p.A.	1,960	430,292
Enel SpA	423,722	3,368,804
FinecoBank SpA	51,578	705,826
Nexi SpA (a)(b)	32,666	501,806
Terna SpA	128,168	866,368

TOTAL ITALY		5,873,096

Japan - 28.7%
Astellas Pharma, Inc.	74,100	1,016,129
Capcom Co. Ltd.	10,700	585,200
Chugai Pharmaceutical Co. Ltd.	83,000	3,203,800
Cosmos Pharmaceutical Corp.	2,900	492,534
Daifuku Co. Ltd.	16,700	1,722,068
Daiichi Sankyo Kabushiki Kaisha	180,700	4,769,334
Disco Corp.	3,600	971,670
Fujitsu Ltd.	24,900	2,946,034
Hikari Tsushin, Inc.	2,300	539,453
Hoya Corp.	42,600	4,807,706
Ibiden Co. Ltd.	17,000	693,150
Itochu Corp.	188,600	4,529,893
Japan Exchange Group, Inc.	70,800	1,728,457
KDDI Corp.	203,700	5,511,102
Kobe Bussan Co. Ltd.	14,800	416,399
Kyowa Hakko Kirin Co., Ltd.	32,300	802,119
Lasertec Corp.	10,200	883,532
Lion Corp.	38,900	793,225
M3, Inc.	57,200	3,863,044
Mercari, Inc. (a)	12,600	529,734
MonotaRO Co. Ltd.	16,400	907,112
NEC Corp.	30,100	1,516,143
Net One Systems Co. Ltd.	7,000	209,290
Nexon Co. Ltd.	60,300	1,680,616
Nichirei Corp.	16,900	425,859
Nihon M&A Center, Inc.	18,600	1,092,222
Nippon Accommodations Fund, Inc.	60	343,720
Nissin Food Holdings Co. Ltd.	11,000	952,484
Nitori Holdings Co. Ltd.	11,600	2,384,457
Nomura Holdings, Inc.	406,400	1,820,038
Nomura Research Institute Ltd.	48,200	1,420,816
NTT DOCOMO, Inc.	142,500	5,306,015
Obayashi Corp.	91,000	761,519
OBIC Co. Ltd.	8,800	1,557,979
Oracle Corp. Japan	4,400	439,736
Osaka Gas Co. Ltd.	54,200	1,029,270
Otsuka Corp.	14,000	643,323
Pan Pacific International Holdings Ltd.	80,500	1,708,085
Recruit Holdings Co. Ltd.	87,700	3,337,044
Sekisui House Ltd.	81,000	1,345,678
SG Holdings Co. Ltd.	67,600	1,630,542
SHIMANO, Inc.	5,200	1,189,321
Shin-Etsu Chemical Co. Ltd.	37,900	5,062,184
SoftBank Group Corp.	35,000	2,279,683
Sony Corp.	128,100	10,679,246
Square Enix Holdings Co. Ltd.	11,200	650,751
Sugi Holdings Co. Ltd.	4,900	323,572
Tokyo Electron Ltd.	20,400	5,475,582
Toyo Suisan Kaisha Ltd.	13,700	681,791
Trend Micro, Inc.	18,800	1,053,084
Tsuruha Holdings, Inc.	4,700	658,118
Unicharm Corp.	58,200	2,692,966
Welcia Holdings Co. Ltd.	13,700	536,921
Yamada Holdings Co. Ltd.	91,000	443,697
Yamato Holdings Co. Ltd.	48,400	1,281,171
Z Holdings Corp.	321,700	2,243,233
Zozo, Inc.	12,900	327,246

TOTAL JAPAN		106,895,097

Luxembourg - 0.2%
B&M European Value Retail SA	113,677	713,958
Netherlands - 3.7%
Adyen BV (a)(b)	3,226	5,422,080
ASM International NV (Netherlands)	5,196	743,127
ASML Holding NV (Netherlands)	2,896	1,047,782
Euronext NV (b)	8,613	898,288
Ferrari NV	9,926	1,770,462
IMCD NV	6,841	792,435
Vopak NV	8,651	449,665
Wolters Kluwer NV	33,620	2,724,442

TOTAL NETHERLANDS		13,848,281

New Zealand - 0.9%
Fisher & Paykel Healthcare Corp.	76,886	1,778,711
Meridian Energy Ltd.	135,993	476,632
The a2 Milk Co. Ltd. (a)	97,626	945,330

TOTAL NEW ZEALAND		3,200,673

Norway - 0.1%
Gjensidige Forsikring ASA	20,698	393,075
Singapore - 0.3%
Mapletree Logistics Trust (REIT)	345,500	493,545
Mapletree Logistics Trust (REIT) rights 11/10/20 (a)	6,564	0
Singapore Exchange Ltd.	103,800	658,337

TOTAL SINGAPORE		1,151,882

Spain - 3.0%
Cellnex Telecom SA (b)	37,619	2,414,971
Iberdrola SA	709,338	8,364,571
Viscofan Envolturas Celulosicas SA	5,169	348,863

TOTAL SPAIN		11,128,405

Sweden - 3.5%
AddTech AB (B Shares)	34,723	384,363
Castellum AB	32,153	669,914
EQT AB	28,034	534,159
Evolution Gaming Group AB (b)	17,731	1,317,112
Fastighets AB Balder (a)	12,237	576,755
Getinge AB (B Shares)	28,422	556,884
Husqvarna AB (B Shares)	55,075	569,417
Indutrade AB (a)	11,718	594,433
Investor AB (B Shares)	49,391	2,966,213
Lifco AB	5,671	414,886
Nibe Industrier AB (B Shares)	47,600	1,147,955
Sinch AB (a)(b)	765	72,903
Stillfront Group AB (a)	4,000	469,298
Sweco AB (B Shares)	7,101	357,827
Swedish Match Co. AB	21,693	1,634,825
THQ Nordic AB (a)	24,772	501,097
Thule Group AB (b)	12,587	410,778

TOTAL SWEDEN		13,178,819

Switzerland - 13.3%
Bachem Holding AG (B Shares)	824	332,943
Banque Cantonale Vaudoise	3,755	363,645
Galenica Sante Ltd. (b)	6,275	396,229
Givaudan SA	1,062	4,326,988
Logitech International SA (Reg.)	23,150	1,949,048
Lonza Group AG	9,959	6,034,260
Nestle SA (Reg. S)	136,325	15,333,554
Partners Group Holding AG	1,737	1,565,848
Roche Holding AG (participation certificate)	37,985	12,205,778
Sika AG	10,233	2,518,772
Sunrise Communications Group AG (a)	4,333	519,327
Tecan Group AG	1,596	757,141
VAT Group AG (b)	3,168	593,557
Zurich Insurance Group Ltd.	8,120	2,697,023

TOTAL SWITZERLAND		49,594,113

United Kingdom - 11.5%
Admiral Group PLC	34,174	1,217,491
Anglo American PLC (United Kingdom)	173,862	4,079,515
Antofagasta PLC	46,150	615,511
Ashtead Group PLC	46,410	1,683,476
Avast PLC (b)	59,845	367,799
Aveva Group PLC	8,204	455,953
BAE Systems PLC	405,927	2,086,625
Berkeley Group Holdings PLC	16,371	860,434
Bunzl PLC	44,883	1,395,502
Games Workshop Group PLC	4,346	583,856
Halma PLC	41,763	1,281,182
Hikma Pharmaceuticals PLC	21,178	688,646
IG Group Holdings PLC	47,720	470,460
Kingfisher PLC	285,010	1,059,949
London Stock Exchange Group PLC	38,830	4,185,793
Ocado Group PLC (a)	63,463	1,871,243
Persimmon PLC	36,743	1,111,949
Phoenix Group Holdings PLC	52,839	453,432
Prudential PLC	167,677	2,050,774
Reckitt Benckiser Group PLC	95,268	8,392,019
Rentokil Initial PLC (a)	219,493	1,495,698
Rightmove PLC	113,486	908,590
Segro PLC	137,781	1,610,027
Severn Trent PLC	30,545	961,576
Spirax-Sarco Engineering PLC	6,906	1,009,190
Tate & Lyle PLC	51,674	398,449
Unite Group PLC	46,244	499,043
United Utilities Group PLC	86,713	969,915

TOTAL UNITED KINGDOM		42,764,097

TOTAL COMMON STOCKS
(Cost $350,270,542)		370,468,653

Money Market Funds - 0.5%
Fidelity Cash Central Fund 0.10% (c)	1,331,321	1,331,588
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	523,738	523,791
TOTAL MONEY MARKET FUNDS
(Cost $1,855,379)		1,855,379
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $352,125,921)		372,324,032
NET OTHER ASSETS (LIABILITIES) - 0.1%		413,831
NET ASSETS - 100%		$372,737,863

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	24	Dec. 2020	$2,140,680	$(101,298)	$(101,298)

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,760,286 or 5.6% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,011
Fidelity Securities Lending Cash Central Fund	3,139
Total	$6,150

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$24,501,820	$6,245,220	$18,256,600	$--
Consumer Discretionary	37,984,903	13,103,622	24,881,281	--
Consumer Staples	48,292,668	4,305,145	43,987,523	--
Energy	3,988,604	3,301,217	687,387	--
Financials	46,997,288	30,150,757	16,846,531	--
Health Care	58,015,278	10,142,073	47,873,205	--
Industrials	53,742,504	29,117,964	24,624,540	--
Information Technology	37,141,734	10,231,531	26,910,203	--
Materials	32,077,937	21,510,025	10,567,912	--
Real Estate	8,407,051	7,569,786	837,265	--
Utilities	19,318,866	14,444,160	4,874,706	--
Money Market Funds	1,855,379	1,855,379	--	--
Total Investments in Securities:	$372,324,032	$151,976,879	$220,347,153	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(101,298)	$(101,298)	$--	$--
Total Liabilities	$(101,298)	$(101,298)	$--	$--
Total Derivative Instruments:	$(101,298)	$(101,298)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(101,298)
Total Equity Risk	0	(101,298)
Total Value of Derivatives	$0	$(101,298)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $509,002) — See accompanying schedule: Unaffiliated issuers (cost $350,270,542)	$370,468,653
Fidelity Central Funds (cost $1,855,379)	1,855,379
Total Investment in Securities (cost $352,125,921)		$372,324,032
Segregated cash with brokers for derivative instruments		213,840
Foreign currency held at value (cost $368,790)		367,369
Receivable for fund shares sold		93,704
Dividends receivable		812,665
Distributions receivable from Fidelity Central Funds		200
Prepaid expenses		13,130
Receivable from investment adviser for expense reductions		985
Total assets		373,825,925
Liabilities
Payable for fund shares redeemed	$409,055
Accrued management fee	48,031
Payable for daily variation margin on futures contracts	13,775
Other payables and accrued expenses	93,410
Collateral on securities loaned	523,791
Total liabilities		1,088,062
Net Assets		$372,737,863
Net Assets consist of:
Paid in capital		$348,650,588
Total accumulated earnings (loss)		24,087,275
Net Assets		$372,737,863
Net Asset Value, offering price and redemption price per share ($372,737,863 ÷ 32,889,054 shares)		$11.33

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period May 12, 2020 (commencement of operations) to October 31, 2020
Investment Income
Dividends		$2,607,467
Non-Cash dividends		144,340
Income from Fidelity Central Funds (including $3,139 from security lending)		6,150
Income before foreign taxes withheld		2,757,957
Less foreign taxes withheld		(207,806)
Total income		2,550,151
Expenses
Management fee	$217,467
Custodian fees and expenses	36,414
Independent trustees' fees and expenses	318
Registration fees	78,908
Audit	31,388
Legal	4
Miscellaneous	329
Total expenses before reductions	364,828
Expense reductions	(67,986)
Total expenses after reductions		296,842
Net investment income (loss)		2,253,309
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,522,342
Fidelity Central Funds	(140)
Foreign currency transactions	15,893
Futures contracts	272,776
Total net realized gain (loss)		1,810,871
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	20,198,111
Assets and liabilities in foreign currencies	3,379
Futures contracts	(101,298)
Total change in net unrealized appreciation (depreciation)		20,100,192
Net gain (loss)		21,911,063
Net increase (decrease) in net assets resulting from operations		$24,164,372

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period May 12, 2020 (commencement of operations) to October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,253,309
Net realized gain (loss)	1,810,871
Change in net unrealized appreciation (depreciation)	20,100,192
Net increase (decrease) in net assets resulting from operations	24,164,372
Share transactions
Proceeds from sales of shares	371,501,411
Cost of shares redeemed	(22,927,920)
Net increase (decrease) in net assets resulting from share transactions	348,573,491
Total increase (decrease) in net assets	372,737,863
Net Assets
Beginning of period	–
End of period	$372,737,863
Other Information
Shares
Sold	34,922,757
Redeemed	(2,033,703)
Net increase (decrease)	32,889,054

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International Momentum Index Fund

Years ended October 31,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.08
Net realized and unrealized gain (loss)	1.25
Total from investment operations	1.33
Net asset value, end of period	$11.33
Total ReturnC,D	13.30%
Ratios to Average Net AssetsE,F
Expenses before reductions	.24%G,H
Expenses net of fee waivers, if any	.20%G
Expenses net of all reductions	.20%G
Net investment income (loss)	1.55%G
Supplemental Data
Net assets, end of period (000 omitted)	$372,738
Portfolio turnover rateI	29%J

 A For the period May 12, 2020 (commencement of operations) to October 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity SAI International Momentum Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$32,042,544
Gross unrealized depreciation	(12,315,371)
Net unrealized appreciation (depreciation)	$19,727,173
Tax Cost	$352,596,859

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,253,836
Undistributed long-term capital gain	$102,887
Net unrealized appreciation (depreciation) on securities and other investments	$19,730,552

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Momentum Index Fund	438,601,667	89,882,345

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Momentum Index Fund	$–	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .20% of average net assets. This reimbursement will remain in place through February 28, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $67,986.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Momentum Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Momentum Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 12, 2020 (commencement of operations) through October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the period May 12, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 12, 2020 to October 31, 2020). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2020	Expenses Paid During Period
Fidelity SAI International Momentum Index Fund	.20%
Actual		$1,000.00	$1,133.00	$1.01-B
Hypothetical-C		$1,000.00	$1,024.13	$1.02-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 173/366 (to reflect the period May 12, 2020 to October 31, 2020).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI International Momentum Index Fund voted to pay on December 14, 2020, to shareholders of record at the opening of business on December 11, 2020, a distribution of $0.054 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.092 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2020, $102,887, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International Momentum Index Fund

At its January 2020 meeting, the Board of Trustees, including the Independent Trustees(together, the Board), voted to approve the management contract with FidelityManagement & Research Company LLC (FMR) and the sub-advisory agreement (together,the Advisory Contracts) with Geode Capital Management, LLC (Geode) for the fund.FMR and the sub-adviser are collectively referred to herein as the Investment Advisers.The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel,considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers, and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in managing equity index funds, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed a certain limit.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

IMI-ANN-1220
1.9900587.100

Fidelity® SAI International Quality Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	24.8%
Switzerland	14.8%
United Kingdom	9.9%
Netherlands	9.3%
France	7.6%
Australia	6.7%
Denmark	5.5%
Germany	4.6%
Sweden	4.2%
Other	12.6%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	4.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.5
Novartis AG (Switzerland, Pharmaceuticals)	3.2
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.0
Keyence Corp. (Japan, Electronic Equipment & Components)	2.9
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.8
CSL Ltd. (Australia, Biotechnology)	2.7
L'Oreal SA (France, Personal Products)	2.6
Unilever NV (Netherlands, Personal Products)	2.6
Unilever PLC (United Kingdom, Personal Products)	2.4
30.0

Top Market Sectors as of October 31, 2020

% of fund's net assets
Health Care	22.2
Consumer Staples	14.7
Information Technology	12.5
Industrials	12.4
Consumer Discretionary	11.3
Financials	11.0
Communication Services	6.6
Materials	6.1
Utilities	1.2
Real Estate	0.7

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	100.0

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Australia - 6.7%
Altium Ltd.	20,545	$539,248
ASX Ltd.	32,495	1,819,546
BHP Billiton Ltd.	450,267	10,793,630
Carsales.com Ltd.	41,629	608,191
CSL Ltd.	62,334	12,619,976
Fortescue Metals Group Ltd.	284,124	3,475,828
Magellan Financial Group Ltd.	24,831	962,413
Medibank Private Ltd.	461,738	866,762

TOTAL AUSTRALIA		31,685,594

Bailiwick of Jersey - 1.2%
Experian PLC	152,858	5,599,784
Belgium - 0.9%
Colruyt NV	8,187	484,568
Proximus	21,088	410,032
Sofina SA	2,675	694,743
UCB SA	21,042	2,075,706
Warehouses de Pauw	22,020	736,541

TOTAL BELGIUM		4,401,590

Bermuda - 0.1%
Cheung Kong Infrastructure Holdings Ltd.	125,500	590,874
Cayman Islands - 0.3%
Sands China Ltd.	404,000	1,414,847
Denmark - 5.5%
Christian Hansen Holding A/S	17,094	1,721,702
Coloplast A/S Series B	19,623	2,863,632
Genmab A/S (a)	10,921	3,637,486
Novo Nordisk A/S Series B	204,600	13,046,454
Novozymes A/S Series B	34,632	2,081,062
Pandora A/S	16,639	1,317,688
Royal Unibrew A/S	7,135	696,756
Tryg A/S	20,548	569,956

TOTAL DENMARK		25,934,736

Finland - 1.6%
Elisa Corp. (A Shares)	24,998	1,229,772
Kone OYJ (B Shares)	67,888	5,403,354
Orion Oyj (B Shares)	17,738	759,202

TOTAL FINLAND		7,392,328

France - 7.6%
Edenred SA	40,521	1,889,599
Hermes International SCA	5,855	5,448,402
L'Oreal SA	38,024	12,288,806
La Francaise des Jeux SAEM (b)	16,803	629,750
Legrand SA	44,529	3,292,117
LVMH Moet Hennessy Louis Vuitton SE	23,106	10,830,883
Sartorius Stedim Biotech	3,983	1,510,394

TOTAL FRANCE		35,889,951

Germany - 4.6%
Allianz SE	59,650	10,494,345
Beiersdorf AG	16,371	1,714,077
CTS Eventim AG	8,318	368,515
Deutsche Borse AG	31,940	4,700,084
Hannover Reuck SE	10,080	1,463,937
Knorr-Bremse AG	8,063	933,705
Nemetschek Se	9,266	670,161
Scout24 AG (b)	16,891	1,360,326

TOTAL GERMANY		21,705,150

Hong Kong - 3.2%
Galaxy Entertainment Group Ltd.	438,000	2,887,043
Hang Seng Bank Ltd.	114,400	1,758,978
Hong Kong Exchanges and Clearing Ltd.	199,900	9,545,692
Power Assets Holdings Ltd.	227,500	1,169,413

TOTAL HONG KONG		15,361,126

Italy - 1.2%
DiaSorin S.p.A.	2,539	557,403
FinecoBank SpA	83,095	1,137,125
Italgas SpA	83,087	480,159
Moncler SpA	31,373	1,255,465
Recordati SpA	16,686	864,590
Snam Rete Gas SpA	342,038	1,669,106

TOTAL ITALY		5,963,848

Japan - 24.8%
ASAHI INTECC Co. Ltd.	43,400	1,344,887
Astellas Pharma, Inc.	96,200	1,319,185
Capcom Co. Ltd.	13,700	749,274
Chugai Pharmaceutical Co. Ltd.	107,100	4,134,060
Daito Trust Construction Co. Ltd.	11,500	1,046,099
Disco Corp.	4,800	1,295,560
Eisai Co. Ltd.	49,800	3,872,128
Fast Retailing Co. Ltd.	10,800	7,533,452
GOLDWIN, Inc.	5,700	425,174
Hamamatsu Photonics K.K.	24,600	1,237,866
Hisamitsu Pharmaceutical Co., Inc.	14,400	688,812
Hoshizaki Corp.	8,800	702,761
Hoya Corp.	63,100	7,121,273
Japan Exchange Group, Inc.	90,100	2,199,633
Japan Tobacco, Inc.	188,100	3,541,392
Kakaku.com, Inc.	22,000	581,403
KDDI Corp.	263,000	7,115,463
Keyence Corp.	29,900	13,569,293
Kobayashi Pharmaceutical Co. Ltd.	9,300	906,245
Kose Corp.	5,700	726,611
Lasertec Corp.	12,800	1,108,746
M3, Inc.	71,700	4,842,312
MonotaRO Co. Ltd.	23,000	1,272,170
Nexon Co. Ltd.	77,100	2,148,847
Nihon M&A Center, Inc.	23,500	1,379,957
Nippon Telegraph & Telephone Corp.	216,200	4,547,950
Nissan Chemical Corp.	24,300	1,289,618
Nitori Holdings Co. Ltd.	14,200	2,918,905
Nomura Research Institute Ltd.	64,900	1,913,090
NTT DOCOMO, Inc.	194,900	7,257,140
OBIC Co. Ltd.	11,100	1,965,178
Ono Pharmaceutical Co. Ltd.	84,400	2,407,528
Open House Co. Ltd.	12,100	412,031
Oracle Corp. Japan	5,600	559,665
Otsuka Corp.	18,400	845,511
Pigeon Corp.	20,300	934,846
Rohto Pharmaceutical Co. Ltd.	18,900	590,871
Shionogi & Co. Ltd.	48,100	2,268,875
SMC Corp.	11,300	6,010,534
Sysmex Corp.	27,800	2,611,219
Toho Co. Ltd.	23,500	930,620
Tokio Marine Holdings, Inc.	117,800	5,265,039
Trend Micro, Inc.	20,400	1,142,709
USS Co. Ltd.	37,500	685,897
Yakult Honsha Co. Ltd.	26,800	1,296,934
Zozo, Inc.	32,700	829,531

TOTAL JAPAN		117,546,294

Netherlands - 9.3%
Adyen BV (a)(b)	4,106	6,901,135
ASM International NV (Netherlands)	8,129	1,162,602
ASML Holding NV (Netherlands)	39,418	14,261,555
BE Semiconductor Industries NV	12,912	521,667
Euronext NV (b)	11,648	1,214,821
Ferrari NV	21,513	3,837,191
Unilever NV	216,586	12,246,586
Wolters Kluwer NV	45,966	3,724,917

TOTAL NETHERLANDS		43,870,474

New Zealand - 0.7%
Fisher & Paykel Healthcare Corp.	96,501	2,232,492
The a2 Milk Co. Ltd. (a)	122,952	1,190,566

TOTAL NEW ZEALAND		3,423,058

Norway - 0.1%
Gjensidige Forsikring ASA	32,113	609,857
Singapore - 0.4%
Genting Singapore Ltd.	916,200	432,645
Singapore Exchange Ltd.	137,600	872,708
Singapore Technologies Engineering Ltd.	264,000	674,868

TOTAL SINGAPORE		1,980,221

Spain - 1.6%
Aena Sme SA (a)(b)	12,275	1,652,627
Amadeus IT Holding SA Class A	75,642	3,611,074
Enagas SA	41,726	900,487
Red Electrica Corporacion SA	72,126	1,270,523

TOTAL SPAIN		7,434,711

Sweden - 4.2%
Atlas Copco AB (A Shares)	165,834	7,322,235
Epiroc AB Class A	168,845	2,523,643
Evolution Gaming Group AB (b)	20,543	1,525,996
Fastighets AB Balder (a)	16,272	766,933
H&M Hennes & Mauritz AB (B Shares)	128,869	2,094,136
Hexagon AB (B Shares)	47,156	3,446,717
Swedish Match Co. AB	26,969	2,032,434

TOTAL SWEDEN		19,712,094

Switzerland - 14.8%
Belimo Holding AG (Reg.)	85	632,205
Bucher Industries AG	1,077	414,615
Ems-Chemie Holding AG	1,171	1,029,310
Geberit AG (Reg.)	6,184	3,520,419
Nestle SA (Reg. S)	181,825	20,451,298
Novartis AG	194,909	15,187,814
Partners Group Holding AG	3,145	2,835,113
Roche Holding AG (participation certificate)	52,000	16,709,240
Schindler Holding AG (participation certificate)	10,103	2,583,732
SGS SA (Reg.)	866	2,163,701
Sonova Holding AG Class B	9,148	2,169,900
Swatch Group AG (Bearer)	6,669	1,410,603
Temenos Group AG	7,349	788,959

TOTAL SWITZERLAND		69,896,909

United Kingdom - 9.9%
Admiral Group PLC	42,295	1,506,812
Auto Trader Group PLC (b)	163,352	1,228,151
Bellway PLC	20,689	625,841
BHP Billiton PLC	354,385	6,865,274
Compass Group PLC	299,859	4,104,394
Croda International PLC	22,134	1,730,225
Dialog Semiconductor PLC (a)	10,212	389,866
Direct Line Insurance Group PLC	230,905	788,227
Games Workshop Group PLC	5,199	698,451
Hargreaves Lansdown PLC	46,211	809,692
Hays PLC	271,228	375,269
Howden Joinery Group PLC	102,218	843,272
IG Group Holdings PLC	61,673	608,019
IMI PLC	48,129	644,711
ITV PLC	612,665	572,581
Persimmon PLC	53,019	1,604,508
RELX PLC (London Stock Exchange)	332,662	6,582,969
Rightmove PLC	148,740	1,190,841
Rotork PLC	145,848	530,939
Sage Group PLC	187,128	1,540,849
Schroders PLC	20,406	691,036
St. James's Place Capital PLC	84,164	980,438
Taylor Wimpey PLC	613,783	841,275
Unilever PLC	195,824	11,172,507

TOTAL UNITED KINGDOM		46,926,147

TOTAL COMMON STOCKS
(Cost $446,760,894)		467,339,593

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.10% (c)
(Cost $5,186,633)	5,185,596	5,186,633
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $451,947,527)		472,526,226
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,020,727
NET ASSETS - 100%		$473,546,953

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	70	Dec. 2020	$6,243,650	$(280,410)	$(280,410)

The notional amount of futures purchased as a percentage of Net Assets is 1.3%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,512,806 or 3.1% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,030
Fidelity Securities Lending Cash Central Fund	4,546
Total	$9,576

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$30,299,106	$5,132,067	$25,167,039	$--
Consumer Discretionary	53,352,077	25,591,196	27,760,881	--
Consumer Staples	70,274,497	28,346,928	41,927,569	--
Financials	52,394,976	40,408,875	11,986,101	--
Health Care	104,844,568	14,438,313	90,406,255	--
Industrials	58,784,504	43,144,430	15,640,074	--
Information Technology	59,361,050	14,021,494	45,339,556	--
Materials	28,986,649	6,562,299	22,424,350	--
Real Estate	2,961,604	1,503,474	1,458,130	--
Utilities	6,080,562	6,080,562	--	--
Money Market Funds	5,186,633	5,186,633	--	--
Total Investments in Securities:	$472,526,226	$190,416,271	$282,109,955	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(280,410)	$(280,410)	$--	$--
Total Liabilities	$(280,410)	$(280,410)	$--	$--
Total Derivative Instruments:	$(280,410)	$(280,410)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(280,410)
Total Equity Risk	0	(280,410)
Total Value of Derivatives	$0	$(280,410)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $446,760,894)	$467,339,593
Fidelity Central Funds (cost $5,186,633)	5,186,633
Total Investment in Securities (cost $451,947,527)		$472,526,226
Segregated cash with brokers for derivative instruments		594,000
Foreign currency held at value (cost $145,202)		144,008
Receivable for fund shares sold		119,301
Dividends receivable		917,540
Distributions receivable from Fidelity Central Funds		675
Prepaid expenses		13,389
Receivable from investment adviser for expense reductions		1,178
Other receivables		5,607
Total assets		474,321,924
Liabilities
Payable for fund shares redeemed	$565,784
Accrued management fee	59,703
Payable for daily variation margin on futures contracts	38,259
Other payables and accrued expenses	111,225
Total liabilities		774,971
Net Assets		$473,546,953
Net Assets consist of:
Paid in capital		$449,581,516
Total accumulated earnings (loss)		23,965,437
Net Assets		$473,546,953
Net Asset Value, offering price and redemption price per share ($473,546,953 ÷ 42,777,994 shares)		$11.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period May 12, 2020 (commencement of operations) to October 31, 2020
Investment Income
Dividends		$3,783,051
Income from Fidelity Central Funds (including $4,546 from security lending)		9,576
Income before foreign taxes withheld		3,792,627
Less foreign taxes withheld		(291,112)
Total income		3,501,515
Expenses
Management fee	$297,692
Custodian fees and expenses	43,163
Independent trustees' fees and expenses	457
Registration fees	112,768
Audit	31,388
Legal	6
Interest	104
Miscellaneous	458
Total expenses before reductions	486,036
Expense reductions	(78,378)
Total expenses after reductions		407,658
Net investment income (loss)		3,093,857
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	620,575
Fidelity Central Funds	72
Foreign currency transactions	259,249
Futures contracts	(22,757)
Total net realized gain (loss)		857,139
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	20,578,699
Assets and liabilities in foreign currencies	4,749
Futures contracts	(280,410)
Total change in net unrealized appreciation (depreciation)		20,303,038
Net gain (loss)		21,160,177
Net increase (decrease) in net assets resulting from operations		$24,254,034

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period May 12, 2020 (commencement of operations) to October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,093,857
Net realized gain (loss)	857,139
Change in net unrealized appreciation (depreciation)	20,303,038
Net increase (decrease) in net assets resulting from operations	24,254,034
Share transactions
Proceeds from sales of shares	500,040,231
Cost of shares redeemed	(50,747,312)
Net increase (decrease) in net assets resulting from share transactions	449,292,919
Total increase (decrease) in net assets	473,546,953
Net Assets
Beginning of period	–
End of period	$473,546,953
Other Information
Shares
Sold	47,275,403
Redeemed	(4,497,409)
Net increase (decrease)	42,777,994

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International Quality Index Fund

Years ended October 31,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.08
Net realized and unrealized gain (loss)	.99
Total from investment operations	1.07
Net asset value, end of period	$11.07
Total ReturnC,D	10.70%
Ratios to Average Net AssetsE,F
Expenses before reductions	.23%G,H
Expenses net of fee waivers, if any	.20%G
Expenses net of all reductions	.20%G
Net investment income (loss)	1.55%G
Supplemental Data
Net assets, end of period (000 omitted)	$473,547
Portfolio turnover rateI	30%J

 A For the period May 12, 2020 (commencement of operations) to October 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity SAI International Quality Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$36,169,193
Gross unrealized depreciation	(16,381,596)
Net unrealized appreciation (depreciation)	$19,787,597
Tax Cost	$452,738,628

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,173,091
Net unrealized appreciation (depreciation) on securities and other investments	$19,792,346

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Quality Index Fund	565,915,733	119,775,572

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Quality Index Fund	Borrower	$5,659,000.33%		$104

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Quality Index Fund	$–	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .20% of average net assets. This reimbursement will remain in place through February 28, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $78,378.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Quality Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Quality Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 12, 2020 (commencement of operations) through October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the period May 12, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 12, 2020 to October 31, 2020). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2020	Expenses Paid During Period
Fidelity SAI International Quality Index Fund	.20%
Actual		$1,000.00	$1,107.00	$1.00-B
Hypothetical-C		$1,000.00	$1,024.13	$1.02-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 173/366 (to reflect the period May 12, 2020 to October 31, 2020).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI International Quality Index Fund voted to pay on December 14, 2020, to shareholders of record at the opening of business on December 11, 2020, a distribution of $.019 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.096 per share from net investment income.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International Quality Index Fund

At its January 2020 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (together,the Advisory Contracts) with Geode Capital Management, LLC (Geode) for the fund. FMR and the sub-adviser are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers, and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in managing equity index funds, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed a certain limit.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

IQI-ANN-1220
1.9900585.100

UNITED STATES

Item 2.

Code of Ethics

As of the end of the period, October 31, 2020, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Index Fund, Fidelity Flex International Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity International Sustainability Index Fund and Fidelity Series Global ex U.S. Index Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Index Fund	$46,200	$-	$11,100	$1,100
Fidelity Flex International Index Fund	$48,500	$-	$9,100	$1,100
Fidelity Global ex U.S. Index Fund	$54,600	$-	$9,100	$1,200
Fidelity International Sustainability Index Fund	$35,700	$-	$9,100	$900
Fidelity Series Global ex U.S. Index Fund	$59,100	$-	$9,100	$1,300

October 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Index Fund	$51,000	$100	$7,400	$1,400
Fidelity Flex International Index Fund	$54,000	$100	$6,300	$1,300
Fidelity Global ex U.S. Index Fund	$60,000	$100	$6,300	$1,400
Fidelity International Sustainability Index Fund	$39,000	$100	$6,300	$1,100
Fidelity Series Global ex U.S. Index Fund	$59,000	$100	$6,300	$1,500

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity SAI Emerging Markets Index Fund, Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Index Fund, Fidelity SAI International Low Volatility Index Fund, Fidelity SAI International Momentum Index Fund, Fidelity SAI International Quality Index Fund, Fidelity SAI International Value Index Fund, Fidelity SAI U.S. Low Volatility Index Fund, Fidelity Total International Index Fund and Fidelity U.S. Sustainability Index Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Emerging Markets Index Fund	$38,700	$3,900	$9,600	$2,100
Fidelity SAI Emerging Markets Low Volatility Index Fund	$35,900	$3,400	$9,000	$1,800
Fidelity SAI Emerging Markets Value Index Fund	$25,600	$1,300	$9,200	$700
Fidelity SAI International Index Fund	$38,700	$3,900	$9,600	$2,100
Fidelity SAI International Low Volatility Index Fund	$34,200	$3,400	$9,000	$1,900
Fidelity SAI International Momentum Index Fund	$25,600	$1,300	$9,200	$700
Fidelity SAI International Quality Index Fund	$25,600	$1,300	$9,200	$700
Fidelity SAI International Value Index Fund	$37,100	$3,700	$9,000	$2,000
Fidelity SAI U.S. Low Volatility Index Fund	$35,000	$3,500	$9,000	$1,900
Fidelity Total International Index Fund	$61,300	$6,000	$15,800	$3,200
Fidelity U.S. Sustainability Index Fund	$29,800	$2,800	$6,100	$1,500

October 31, 2019 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Emerging Markets Index Fund	$48,000	$3,900	$3,900	$2,300
Fidelity SAI Emerging Markets Low Volatility Index Fund	$38,000	$2,300	$3,500	$1,300
Fidelity SAI Emerging Markets Value Index Fund	$-	$-	$-	$-
Fidelity SAI International Index Fund	$48,000	$3,900	$3,900	$2,300
Fidelity SAI International Low Volatility Index Fund	$43,000	$3,500	$3,500	$2,000
Fidelity SAI International Momentum Index Fund	$-	$-	$-	$-
Fidelity SAI International Quality Index Fund	$-	$-	$-	$-
Fidelity International Value Index Fund	$46,000	$3,700	$3,500	$2,100
Fidelity SAI U.S. Low Volatility Index Fund	$44,000	$3,600	$3,500	$2,100
Fidelity Total International Index Fund	$73,000	$6,100	$6,800	$3,500
Fidelity U.S. Sustainability Index Fund	$35,000	$2,800	$2,600	$1,600

A Amounts may reflect rounding.

B Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Momentum Index Fund, and Fidelity SAI International Quality Index Fund commenced operations on May 12, 2020.

C Fidelity SAI Emerging Markets Low Volatility Index Fund commenced operations on January 30, 2019.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2020A	October 31, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2020A,B	October 31, 2019A,B,C
Audit-Related Fees	$9,030,200	$7,890,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Momentum Index Fund, and Fidelity SAI International Quality Index Funds’ commencement of operations.

C May include amounts billed prior to the Fidelity SAI Emerging Markets Low Volatility Index Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2020A,B	October 31, 2019A,B,C
Deloitte Entities	$554,700	$615,000
PwC	$14,259,300	$12,620,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Momentum Index Fund, and Fidelity SAI International Quality Index Funds’ commencement of operations.

C May include amounts billed prior to the Fidelity SAI Emerging Markets Low Volatility Index Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	December 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	December 18, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 18, 2020